UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
_________________________

Filed by the Registrant [x]                   Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

NovaCopper Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common shares, no par value, of Sunward Resources Ltd. (“Sunward”)
(2)	Aggregate number of securities to which transaction applies:
As of April 22, 2015, 152,157,376 Sunward common shares (giving effect to all common shares actually issued and outstanding, all Sunward deferred stock units outstanding and all Sunward common shares issuable upon the exercise of outstanding stock options).
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of (A) 142,327,338 Sunward common shares multiplied by $0.1675 per share (which is the average of the high and low sale prices of Sunward common shares as reported on the Toronto Stock Exchange on April 29, 2015 based on the noon exchange rate on April 29, 2015 reported by the Bank of Canada of C$1 to $0.8365); (B) 1,270,038 Sunward deferred share units multiplied by $0.1675 per share; and (C) 4,470,000 options to purchase Sunward common shares with exercise prices less than $0.1675 multiplied by $0.0025 per share (which is the difference between $0.1675 and the weighted average exercise price per share). The filing fee was determined by multiplying $0.0001162 by the sum of the preceding sentence.
(4)	Proposed maximum aggregate value of transaction: $20,148,010.50
(5)	Total fee paid: $2,341.20

[x]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This document is important and requires your immediate attention. If you have any questions or require assistance, you should consult your investment dealer, broker, bank manager, lawyer or other professional advisor. No securities regulatory authority in Canada or the United States has expressed an opinion about, or passed upon the fairness or merits of, the transaction described in this document, the securities offered pursuant to such transaction or the adequacy of the information contained in this document and it is an offense to claim otherwise.

NOTICES OF SPECIAL MEETINGS

AND

JOINT MANAGEMENT INFORMATION CIRCULAR

CONCERNING AN ARRANGEMENT INVOLVING

NOVACOPPER INC.

AND

SUNWARD RESOURCES LTD.

May 12, 2015

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May 12, 2015

Dear Sunward Shareholders, Sunward Optionholders, and holders of Sunward DSUs:

     On April 23, 2015, NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd. (“Sunward”) announced that they had entered into an arrangement agreement (the “Arrangement Agreement”), pursuant to which, and subject to the terms and conditions of which, NovaCopper will acquire all of the issued and outstanding common shares of Sunward pursuant to an arrangement of Sunward under the Business Corporations Act (British Columbia) (the “Arrangement”). Assuming completion of the Arrangement, each shareholder of Sunward (each, a “Sunward Shareholder”) will be entitled to receive, in exchange for each Sunward share held, 0.3 of a NovaCopper common share (the “Consideration”). Each outstanding Sunward Option will be exchanged for a NovaCopper Arrangement Option (the “Arrangement Options”) to acquire, on the same terms and conditions as were applicable under such Sunward Option immediately prior to the Effective Time, exercisable for a period of ninety days, such number of NovaCopper common shares equal to: (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Further, each outstanding Sunward DSU will automatically vest and the holder thereof will receive, at the Effective Time, such number of NovaCopper common shares equal to: (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU immediately prior to the Effective Date.

     In connection with the Arrangement, Sunward has called the special meeting of Sunward Shareholders (the “Sunward Meeting”) to consider a resolution to approve the Arrangement (the “Arrrangement Resolution”). The special meeting of Sunward Shareholders is being held concurrently with the meeting of shareholders of NovaCopper (the “NovaCopper Shareholders”), which has been called to consider, among other things, the issuance of NovaCopper common shares (each, a “NovaCopper Share”) in connection with the Arrangement.

     You are invited to attend the Sunward Meeting to be held on the 25th Floor, 700 West Georgia Street, Vancouver, British Columbia V7Y 1B3, on June 15, 2015 at 10:00 a.m. (Vancouver time). At the Sunward Meeting, Sunward Shareholders will be asked to approve the Arrangement. The transaction will also require the approval of NovaCopper Shareholders and the Supreme Court of British Columbia (the “Court”), as well as certain regulatory approvals. If the requisite approvals of the Sunward Shareholders and NovaCopper Shareholders, the Court and regulatory bodies are obtained and all other conditions to the transaction have been satisfied, it is anticipated that the transaction will be completed in June of 2015.

     Sunward Shareholders’ vote on this matter is important. The four largest Sunward Shareholders and each of Sunward’s directors and officers fully support the Arrangement and have entered into binding agreements to vote their Sunward shares in favour of the transaction. The Arrangement Resolu ution requires the approval of two-thirds of the votes cast by Sunward Shareholders, and also requires the approval of a majority of the votes cast by Sunward’s minority shareholders in accordance with Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

     The Special Committee of Independent Directors of Sunward (the “Sunward Special Committee”), after consultation with its financial and legal advisors and based upon, among other things, receipt of a fairness opinion from Cormark Securities Inc., unanimously determined that the Consideration is fair from a financial point of view to Sunward Shareholders and that the Arrangement is in the best interests of Sunward and recommended that: (i) the Board of Directors of Sunward (the “Sunward Board”) approve the Arrangement Agreement and (ii) the Sunward Board recommend to the Sunward Shareholders that they vote in favour of the Arrangement.

     After careful consideration, and following the unanimous recommendation of the Sunward Special Committee, the Sunward Board unanimously approved and accepted the report of the Sunward Special Committee and the fairness opinion of Cormark. The Sunward Board also unanimously determined that the consideration to be received by Sunward Shareholders is fair from a financial point of view to Sunward Shareholders and that the Arrangement is in the best interests of Sunward. Further, the Sunward Board unanimously approved the Arrangement Agreement and recommends that Sunward Shareholders vote their Sunward Shares FOR the Arrangement Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the Sunward Board meeting in respect of the Arrangement Resolution.

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     We believe the Arrangement is a great opportunity for our company and Sunward Shareholders. On behalf of the Sunward Board, we are asking you to review the accompanying joint management information circular, consider the merits of the Arrangement, and vote in support of it using the enclosed proxy form.

     Registered Shareholders of Sunward are requested to complete and return the enclosed form of proxy to ensure that your Sunward shares will be represented at the Sunward Meeting, whether or not you are personally able to attend. Please complete the enclosed form of proxy and submit it to our transfer agent and registrar, Computershare Investor Services Inc., as soon as possible but not later than 10:00 am (Vancouver time) on June 11, 2015 or 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of any adjournment or postponement of the meeting.

     Beneficial Shareholders who hold shares through a bank, broker or other financial intermediary should carefully follow the instructions found on their voting instruction form.

     The Arrangement is subject to the Approval of the Court. A hearing by the Court with respect to the final order approving the Arrangement is expected to take place on or about June 17, 2015 at 9:45 a.m. or as soon thereafter as reasonably practicable at the Courthouse at 800 Smithe Street, Vancouver, British Columbia. Any Sunward Shareholder or Sunward Optionholder or holder of Sunward DSUs or other person may appear, be represented and/or present evidence or arguments at the hearing, subject to compliance with the requirements of the interim order of the Court concerning the hearing set forth in Exhibit H to the attached Circular. Further information concerning the hearing of the Court is set forth in the Notice of Hearing of Petition for Final Order and the Court’s Interim Order concerning the Arrangement, set forth in Exhibits G and H of the attached Circular.

     Thank you for your ongoing support as we prepare to take part in this important event in the history of Sunward. We look forward to seeing you at the Sunward Meeting.

Sincerely,

/s/ Philip O'Neill

Philip O'Neill
Director and Chief Executive Officer
Sunward Resources Ltd.

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May 12, 2015

Dear NovaCopper Shareholders:

     On April 23, 2015, NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd. (“Sunward”) announced that they had entered into an arrangement agreement (the “Arrangement Agreement”), pursuant to which, and subject to the terms and conditions of which, NovaCopper will acquire all of the issued and outstanding common shares of Sunward pursuant to an arrangement of Sunward under the Business Corporations Act (British Columbia) (the “Arrangement”). Assuming the completion of the Arrangement, each holder of Sunward common shares (“Sunward Shareholders”) will be entitled to receive, in exchange for each Sunward share held, 0.3 of a NovaCopper common share (each, a “NovaCopper Share”).

     NovaCopper has called the special meeting (the “NovaCopper Meeting”) of shareholders of NovaCopper (the “NovaCopper Shareholders”) to consider a resolution to approve (i) the issuance of the NovaCopper Shares forming the consideration to be paid to Sunward Shareholders pursuant to the Arrangement, (ii) the issuance of NovaCopper Arrangement Options (the “Arrangement Options”) in exchange for each Sunward option issued and outstanding, pursuant to the Arrangement, (iii) the allotment for issuance of the NovaCopper Shares underlying the Arrangement Options and (iv) the issuance of the NovaCopper Shares in exchange for the Sunward DSUs (collectively the “NovaCopper Resolution”). The special meeting of NovaCopper Shareholders is being held concurrently with the meeting of Sunward Shareholders, which has been called to consider the Arrangement.

     You are invited to attend the NovaCopper Meeting to be held at the offices of Blake Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Vancouver, British Columbia V7X 1L3, on June 15, 2015 at 10:00 a.m. (Vancouver time). At the NovaCopper Meeting, you will be asked to approve the matters described above. In addition, the transaction requires the approval of the Sunward Shareholders, the approval of the Supreme Court of British Columbia (the “Court”) and certain regulatory approvals. If the requisite approval of the NovaCopper Shareholders and Sunward Shareholders, the Court and the regulatory approvals are obtained and all other conditions to the transaction have been satisfied, it is anticipated that the transaction will be completed in June of 2015.

     Your vote on this matter is important. The NovaCopper Resolution requires the approval of the majority of votes cast at the meeting.

     The Board of Directors of NovaCopper (the “NovaCopper Board”), after consultation with its financial and legal advisors and based upon, among other things, receipt of a fairness opinion from Haywood Securities Inc. addressed to the Special Committee of the NovaCopper Board, unanimously determined that the Arrangement is fair to NovaCopper. The NovaCopper Board has unanimously recommended that NovaCopper Shareholders vote in favour of the NovaCopper Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the NovaCopper Board meeting in respect of the NovaCopper Resolution. Dr. Thomas Kaplan also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

     We believe the Arrangement is a great opportunity for our company and the NovaCopper Shareholders as it presents significant value potential over the long term. On behalf of the NovaCopper Board, we are asking you to review the accompanying joint management information circular, consider the merits of the Arrangement, and vote in support of it using the enclosed proxy form.

     Registered Shareholders of NovaCopper are requested to complete and return the enclosed form of proxy to ensure that your shares will be represented at the NovaCopper Meeting, whether or not you are personally able to attend. Please complete the enclosed form of proxy and submit it to our transfer agent and registrar, Computershare Investor Services Inc., as soon as possible but not later than 10:00 a.m. (Vancouver time) on June 11, 2015 or 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of any adjournment or postponement of the meeting.

     Beneficial Shareholders who hold shares through a bank, broker or other financial intermediary should carefully follow the instructions found on their voting instruction form.

     Thank you for your ongoing support as we prepare to take part in this important event in the history of NovaCopper. We look forward to seeing you at the NovaCopper Meeting.

Sincerely,

/s/ Rick Van Nieuwenhuyse

Rick Van Nieuwenhuyse
President and Chief Executive Officer
NovaCopper Inc.

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SUNWARD RESOURCES LTD.
Suite 1410, 1090 West Georgia Street
Vancouver, British Columbia V6E 3V7

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF SUNWARD RESOURCES LTD.

     NOTICE IS HEREBY GIVEN that, pursuant to an interim order of the Supreme Court of British Columbia dated May 12, 2015 (the “Interim Order”), a special meeting (the “Sunward Meeting”) of holders (“Sunward Shareholders”) of common shares (“Sunward Shares”) of Sunward Resources Ltd. (“Sunward”) will be held on the 25th Floor, 700 West Georgia Street, Vancouver, British Columbia V7Y 1B3, on June 15, 2015 at 10:00 a.m. (Vancouver time) for the following purposes:

1.

to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix D to the accompanying joint management information circular of NovaCopper Inc. (“NovaCopper”) and Sunward dated May 12, 2015 (the “Circular”), approving a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Sunward and NovaCopper, (the “Arrangement”) pursuant to which NovaCopper will, among other things, acquire all of the issued and outstanding Sunward Shares, all as more particularly described in the Circular; and

2.	to transact such further and other business as may properly be brought before the Sunward Meeting or any postponement or adjournment thereof.

     Specific details of the matters proposed to be put before the Sunward Meeting are set forth in the Circular which accompanies this Notice of Special Meeting of Sunward Shareholders.

     Based on a unanimous recommendation of the special committee of independent members of the board of directors of Sunward (the “Sunward Board”), the Sunward Board UNANIMOUSLY recommends that Sunward Shareholders vote IN FAVOUR of the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved at the Sunward Meeting. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the Sunward Board meeting in respect of the Arrangement Resolution.

     The record date for determining the Sunward Shareholders entitled to receive notice of and to vote at the Sunward Meeting is the close of business on May 11, 2015 (the “Record Date”). Only Sunward Shareholders whose names have been entered in the register of Sunward Shareholders as of the close of business on the Record Date are entitled to vote at the Sunward Meeting.

     Your vote is important regardless of the number of Sunward Shares you own. Sunward Shareholders are invited to attend the Sunward Meeting. Registered Sunward Shareholders who are unable to attend the Sunward Meeting or any postponement or adjournment thereof in person are requested to complete, date, sign and return the enclosed form of proxy or, alternatively, to vote by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the Sunward Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc. (“Computershare”), Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions included thereon. Non-registered Sunward Shareholders who receive these materials through their broker or other intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their broker or intermediary. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the Sunward Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned meeting. Late proxies may be accepted or rejected by the Chair of the Sunward Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

     Pursuant to the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order (as defined in the Circular), registered Sunward Shareholders have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Sunward Shareholder who dissents in respect of the Arrangement Resolution (a “Dissenting Sunward Shareholder”) is entitled to be paid the fair value of such Dissenting Sunward Shareholder’s Sunward Shares, provided that such Dissenting Sunward Shareholder has delivered a written objection to the Arrangement Resolution to Sunward not later than 10:00 a.m. (Vancouver time) on June 11, 2015, being the business day which is two business days immediately preceding the Sunward Meeting (or, if the Sunward Meeting is postponed or adjourned, the business day which is two business days immediately preceding the date of the postponed or adjourned Sunward Meeting) and has otherwise strictly complied with the dissent procedures described in the Circular, including the relevant provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order. This right is described in detail in the Circular under the heading “Rights of Dissenting Sunward Shareholders”. The text of Division 2 of Part 8 of the BCBCA, which will be relevant in any dissent proceeding, is set forth in Appendix K to the Circular.

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     Beneficial owners of Sunward Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only registered owners of Sunward Shares are entitled to dissent. Beneficial Sunward Shareholders who wish to exercise Dissent Rights must cause each registered Sunward Shareholder holding their Sunward Shares to deliver the notice of dissent.

     Failure to strictly comply with the dissent procedures described in the Circular may result in the loss of any right of dissent.

DATED this 12th day of May, 2015.

BY ORDER OF THE BOARD OF
DIRECTORS

/s/ Philip O'Neill
Philip O'Neill
Director and Chief Executive Officer

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NOVACOPPER INC.
Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia V7Y 1K4

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF NOVACOPPER INC.

     NOTICE IS HEREBY GIVEN that a special meeting (the “NovaCopper Meeting”) of holders of common shares (“NovaCopper Shareholders”) of NovaCopper Inc. (“NovaCopper”) will be held at the offices of Blake Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Vancouver, British Columbia V7X 1L3, on June 15, 2015 at 10:00 a.m. (Vancouver time) for the following purposes:

1.

to consider and, if thought advisable, to pass, with or without variation, a resolution (the “NovaCopper Resolution”), the full text of which is set forth in Appendix E to the accompanying joint management information circular of NovaCopper and Sunward Resources Ltd. (“Sunward”) dated May 12, 2015 (the “Circular”), approving the issuance, or reservation for issuance, as the case may be, by NovaCopper of such number of common shares of NovaCopper (“NovaCopper Shares”) as may be required to be issued pursuant to the plan of arrangement involving Sunward under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”) in accordance with the terms of the arrangement agreement dated April 22, 2015 between NovaCopper and Sunward;

2.	to transact such further and other business as may properly be brought before the NovaCopper Meeting or any postponement or adjournment thereof.

     Specific details of the matters proposed to be put before the NovaCopper Meeting are set forth in the Circular which accompanies this Notice of Special Meeting of NovaCopper Shareholders.

     The board of directors of NovaCopper (the “NovaCopper Board”) UNANIMOUSLY recommends that NovaCopper Shareholders vote IN FAVOUR of the NovaCopper Resolution. It is a condition to the completion of the Arrangement that the NovaCopper Resolution be approved at the NovaCopper Meeting. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the NovaCopper Board meeting in respect of the NovaCopper Resolution. Dr. Thomas Kaplan also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

     The record date for determining the NovaCopper Shareholders entitled to receive notice of and vote at the NovaCopper Meeting is the close of business on May 11, 2015 (the “Record Date”). Only NovaCopper Shareholders whose names have been entered in the register of NovaCopper Shareholders as of the close of business on the Record Date are entitled to vote at the NovaCopper Meeting.

     Your vote is important regardless of the number of NovaCopper Shares you own. NovaCopper Shareholders are invited to attend the NovaCopper Meeting. Registered NovaCopper Shareholders who are unable to attend the NovaCopper Meeting or any postponement or adjournment thereof in person are requested to complete, date, sign and return the enclosed form of proxy or, alternatively, to vote by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the NovaCopper Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc. (“Computershare”), Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions included thereon. Non-registered NovaCopper Shareholders who receive these materials through their broker or other intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their broker or intermediary. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the NovaCopper Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned meeting. Late proxies may be accepted or rejected by the Chair of the NovaCopper Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

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DATED this 12th day of May, 2015.

BY ORDER OF THE BOARD OF
DIRECTORS

/s/ Rick Van Nieuwenhuyse
Rick Van Nieuwenhuyse
President and Chief Executive Officer

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JOINT MANAGEMENT INFORMATION CIRCULAR

Information Contained In This Circular

     This Circular is delivered in connection with the solicitation of proxies by and on behalf of management of Sunward and NovaCopper for use at the Sunward Meeting and the NovaCopper Meeting, respectively, and any adjournment(s) or postponement(s) thereof. No person is authorized to give any information or make any representation not contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized or as being accurate. For greater certainty, to the extent that any information provided on Sunward’s or NovaCopper’s website is inconsistent with this Circular, you should rely on the information provided in this Circular.

     The information concerning Sunward contained in this Circular has been provided by Sunward. Although NovaCopper has no knowledge that would indicate that any of the information provided by Sunward is untrue or incomplete, NovaCopper does not assume any responsibility for the accuracy or completeness of such information or the failure by Sunward to disclose events which may have occurred or may affect the completeness or accuracy of such information but which are unknown to NovaCopper.

     The information concerning NovaCopper contained in this Circular has been provided by NovaCopper. Although Sunward has no knowledge that would indicate that any of the information provided by NovaCopper is untrue or incomplete, Sunward does not assume any responsibility for the accuracy or completeness of such information or the failure by NovaCopper to disclose events which may have occurred or may affect the completeness or accuracy of such information but which are unknown to Sunward.

     All summaries of, and references to, the Arrangement Agreement and the Plan of Arrangement in this Circular are qualified in their entirety by the complete text of those documents. The Arrangement Agreement is attached hereto as Appendix F and the Plan of Arrangement is Schedule “A” to the Arrangement Agreement. You are urged to read carefully the full text of the Plan of Arrangement and the Arrangement Agreement.

     NovaCopper and Sunward anticipate this Circular, proxy materials and form of proxy will be first mailed or otherwise distributed to shareholders on or about May 14, 2015.

     Information in this Circular is given as at May 12, 2015 unless otherwise indicated. Information contained in the documents incorporated herein by reference is given as at the respective dates stated therein.

     This Circular does not constitute an offer to sell or a solicitation of an offer to purchase any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. Neither delivery of this Circular nor any distribution of the securities referred to in this Circular will, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Circular.

     Sunward Shareholders and NovaCopper Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors in considering the relevant legal, tax, financial or other matters contained in this Circular.

Defined Terms

     This Circular contains defined terms. For a list of the defined terms used herein, see the “Glossary of Defined Terms” in this Circular.

Reporting Currency, Exchange Rate and Financial Information

     Sunward and NovaCopper publish their respective consolidated financial statements in U.S. dollars. Except as otherwise indicated in this Circular, references to “Canadian dollars” and “C$” are to the currency of Canada, references to “U.S. dollars”, “$” or “US$” are to the currency of the United States and references to “Colombian pesos” or “COP” are to the currency of the Republic of Colombia.

     The following table sets forth: (i) the rates of exchange for U.S. dollars, expressed in Canadian dollars, in effect at the end of each of the periods indicated; (ii) the average exchange rates in effect during each of the periods indicated; and (iii) the high and low exchange rates during such periods, in each case based on the noon rates published on the Bank of Canada’s website on each trading day.

	Year Ended
	December 31
	2014	2013	2012
Noon rate at end of period	1.1601	1.0636	0.9949
Average noon rate during period	1.1045	1.0299	0.9996
High noon rate for period	1.1643	1.0697	1.0418
Low noon rate for period	1.0614	0.9839	0.9710

     On May 12, 2015, the Bank of Canada noon rate of exchange for U.S. dollars was US$1.00 = C$1.1987.

     Except as otherwise indicated in this Circular, all financial statements and financial data derived therefrom, included in this Circular pertaining to Sunward have been prepared and presented in U.S. dollars in accordance with IFRS and all financial statements and financial data derived therefrom, included in this Circular pertaining to NovaCopper, including the unaudited pro forma consolidated financial statements of NovaCopper, have been prepared and presented in U.S. dollars in accordance with US GAAP.

Forward-Looking Statements

     Certain statements contained herein may constitute “forward-looking statements” or “forward-looking information” (collectively, “forward-looking statements”) and are made pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Canadian securities laws. Forward-looking statements are statements which relate to future events. Such statements include estimates, forecasts and statements with respect to, among other things, the ability of NovaCopper and Sunward to consummate the Arrangement on the terms of the Arrangement Agreement, the anticipated benefits of the Arrangement, including business and financial prospects, financial multiples, accretion estimates, the effect of the Arrangement on project development risks and estimated future production and cash costs, future trends, plans, strategies, objectives and expectations, including with respect to costs, capital requirements, availability of financing, production, exploration and reserves and resources, projected production as set forth in the Upper Kobuk Reports and the Titiribi Report, including estimated internal rate of return, projected production, exploitation activities, and potential future operations. Information inferred from the interpretation of drilling results and information concerning mineral resource estimates may also be deemed to be forward-looking statements, as it constitutes a prediction of what might be found to be present when, and if, a project is actually developed. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans, “anticipates”, believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology.

     These forward-looking statements are based on a number of assumptions, including assumptions regarding the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary court, shareholder, stock exchange and regulatory approvals and the ability of the parties to satisfy in a timely manner, the conditions to the closing of the Arrangement; the value of NovaCopper’s and Sunward’s respective assets; the successful completion of mining and mineral projects, planned expansions or other projects within the timelines anticipated and at anticipated production levels; the accuracy of reserve and resource, grade, mine life, cash cost, net present value and internal rate of return estimates and other assumptions, projections and estimates made in the technical reports for the Upper Kobuk Mineral Projects and the Titiribi Project; that mineral resources can be developed as planned; interest and exchange rates; that required financing and permits will be obtained; general economic conditions; that labour disputes, flooding, ground instability, fire, failure of plant, equipment or processes to operate as anticipated and other risks of the mining industry will not be encountered; the price of gold, copper and other metals; competitive conditions in the mining industry; title to mineral properties; and changes in laws, rules and regulations applicable to NovaCopper and Sunward.

     Although management of NovaCopper and Sunward believe that the assumptions made and the expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include non-completion of the Arrangement, including due to the parties failing to receive, in a timely manner and on satisfactory terms, the necessary court, shareholder and regulatory approvals or the inability of the parties to satisfy in a timely manner the other conditions to the closing of the Arrangement; changes in market conditions; actual results being materially different than reserve and resource, grade, mine life, net present value, internal rate of return and cash cost estimates and the other projections and estimates made in the technical reports for the Upper Kobuk Mineral Projects and the Titiribi Project; variations in grade or recovery rates; risks relating to international operations; fluctuations in gold, copper and other metal prices and currency exchange rates; failure to obtain required financing; inability to successfully complete mining and mineral projects, planned expansions or other projects within the timelines anticipated; natural disasters; adverse changes to general economic conditions or applicable laws, rules and regulations; changes in project parameters; the possibility of project cost overruns or unanticipated costs and expenses; labour disputes, flooding, ground instability, fire and other risks of the mining industry; failure of plant, equipment or processes to operate as anticipated; the risk of an undiscovered defect in title or other adverse claim; the risk that results of exploration activities will be different than anticipated; and the risks set forth under “Risk Factors Relating to the Arrangement”, “Appendix A – Information Relating to Sunward – Risk Factors” and “Appendix B – Information Relating to NovaCopper – Risk Factors”.

     Readers are cautioned not to place undue reliance on forward-looking statements due to the inherent uncertainty thereof. NovaCopper and Sunward do not intend to update any forward-looking statements to conform these statements to actual results, except as required by applicable law.

Material Properties

     The material properties of NovaCopper are the Arctic and Bornite properties in Northwest Alaska (collectively referred to as the “Upper Kobuk Mineral Projects”). All information concerning the Upper Kobuk Mineral Projects in this Circular has been provided by NovaCopper. Unless otherwise stated, scientific and technical information concerning the Upper Kobuk Mineral Projects is summarized, derived, or extracted from the Upper Kobuk Reports. The Upper Kobuk Reports have been filed with Canadian securities regulatory authorities and the SEC and are available for review on NovaCopper’s profiles on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. For a complete description of assumptions, qualifications, and procedures associated with the information in the Upper Kobuk Reports, reference should be made to the full text of the report.

     The material property of Sunward is the Titiribi Project. All information concerning the Titiribi Project in this Circular has been provided by Sunward. Unless otherwise stated, scientific and technical information concerning the Titiribi Project is summarized, derived, or extracted from the Titiribi Report. The Titiribi Report has been filed with Canadian securities regulatory authorities and is available for review on Sunward’s profile on SEDAR at www.sedar.com. For a complete description of assumptions, qualifications, and procedures associated with the information in the Titiribi Report, reference should be made to the full text of the report.

     Each of the individuals who have approved the scientific and technical information in this Circular and who are listed under the heading “Interests of Experts” in this Circular is a “qualified person” for the purposes of Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”).

     Readers are reminded that the Upper Kobuk Reports and the Titiribi Report are preliminary in nature and include inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that the mine plans and economic models contained in either the Upper Kobuk Reports or the Titiribi Report will be realized. Readers are further cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability.

Cautionary Note to United States Investors

     Unless otherwise indicated, all scientific and technical information concerning mineral properties include all resource estimates, and any future reserve estimates, included in this Circular have been, and will be, prepared in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for Mineral Resources and Mineral Reserves (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. NI 43-101 permits the disclosure of an historical estimate made prior to the adoption of NI 43-101 that does not comply with NI 43-101 to be disclosed using the historical terminology if the disclosure: (a) identifies the source and date of the historical estimate; (b) comments on the relevance and reliability of the historical estimate; (c) to the extent known, provides the key assumptions, parameters and methods used to prepare the historical estimate; (d) states whether the historical estimate uses categories other than those prescribed by NI 43-101; and (e) includes any more recent estimates or data available.

     Canadian standards, including NI 43-101, differ significantly from the requirements of the SEC applicable to U.S. companies, and reserve and resource information contained into this Circular may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under SEC Industry Guide 7, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 does not define and the SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Under Canadian rules, estimated “inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of contained ounces in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of “reserves” are also not the same as those of the SEC, and any reserves reported in the future in compliance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits set forth herein may not be comparable to information made public by companies that report in accordance with United States standards.

Information for Beneficial Shareholders

     The information set out in this section is of significant importance to many Shareholders as a substantial number of Shareholders do not hold Shares in their own name. This Circular and the accompanying materials are being sent to Sunward’s and NovaCopper’s registered Shareholders and non-registered Shareholders (“Beneficial Shareholders”), who are Shareholders that hold their Shares through a broker, investment dealer or other intermediary (each, an “Intermediary”).

     If you are a Beneficial Shareholder, your Intermediary will send you a voting instruction form (“VIF”) or proxy form with this Circular. This form will instruct the Intermediary as to how to vote your Shares at the Sunward Meeting or NovaCopper Meeting, as applicable, on your behalf. You must follow the instructions from your Intermediary to vote. The majority of Intermediaries now delegate responsibility for obtaining instructions from Beneficial Shareholders to Broadridge Financial Solutions Inc. (“Broadridge”). Broadridge typically mails a voting instruction form to Beneficial Shareholders and asks Beneficial Shareholders to return the VIF to Broadridge (in some cases the completion of the VIF may be by telephone or the internet). Additionally, there are two kinds of Beneficial Shareholders: (i) those who object to their name being made known to the issuers of securities which they own, known as objecting beneficial owners or “OBOs”; and (ii) those who do not object to their name being made known to the issuers of securities which they own, known as non-objecting beneficial owners or "NOBOs". Broadridge then tabulates the results of all instructions received and provides the appropriate instructions respecting the voting of Shares to be represented at the Sunward Meeting and NovaCopper Meeting, as applicable.

     For greater certainty, Beneficial Shareholders should note that they are not entitled to use a VIF or proxy form received from Broadridge or their Intermediary to vote Shares directly at the Sunward Meeting or the NovaCopper Meeting, as applicable. Instead, the Beneficial Shareholder must complete the VIF or proxy form and return it as instructed on the form. The Beneficial Shareholder must complete these steps well in advance of the Sunward Meeting or the NovaCopper Meeting, as applicable, in order to ensure such Shares are voted.

     In the alternative, if you wish to vote in person at the Sunward Meeting or the NovaCopper Meeting, as applicable, or have another person attend and vote in person on your behalf, insert your name or such other person’s name in the space provided for the proxyholder appointment in the VIF or proxy form, and return it as instructed by your Intermediary. Your Intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Sunward Meeting or NovaCopper Meeting, as applicable, through the internet. When you arrive at the Sunward Meeting or NovaCopper Meeting, as applicable, please register with the scrutineer.

     Beneficial Shareholders who have questions or concerns regarding any of these procedures may also contact their Intermediary. It is recommended that inquiries of this kind be made well in advance of the Sunward Meeting and the NovaCopper Meeting.

     Beneficial Shareholders of Sunward Shares should also instruct their Intermediary to complete the Letter of Transmittal regarding the Arrangement with respect to the Beneficial Shareholder’s Sunward Shares in order to receive 0.3 of a NovaCopper Share for each Sunward Share held pursuant to the Arrangement in exchange for such holder’s Sunward Shares.

     Management of Sunward and NovaCopper, respectively, will pay for Intermediaries to forward this Circular, the proxy form or a voting instruction form to objecting beneficial owners under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.

     See “General Information Concerning the Sunward Meeting and Voting” and “General Information Concerning the NovaCopper Meeting and Voting”.

Information for United States Sunward Shareholders and Sunward Optionholders and holders of Sunward DSUs

     The NovaCopper Shares issuable under the Arrangement to Sunward Shareholders and the holders of Sunward DSUs, and the Arrangement Options issuable to holders of Sunward Options under the Arrangement have not been and will not be registered under the U.S. Securities Act or any state securities laws, and such securities will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereof. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, from the registration requirements of the U.S. Securities Act where the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom the securities will be issued have the right to appear and receive timely notice thereof. The Court is authorized to conduct a hearing at which the substantive and procedural fairness of the terms and conditions of the Arrangement will be considered. The Court issued the Interim Order on May 12, 2015, and, subject to the approval of the Arrangement Resolution by the Sunward Shareholders and the approval of the NovaCopper Resolution by the NovaCopper Shareholders, a hearing for a final order approving the Arrangement will be held on June 17, 2015 (or as soon thereafter as legal counsel can be heard) at the Courthouse, 800 Smithe Street, Vancouver, British Columbia. All Sunward Shareholders and holders of Sunward DSUs and Sunward Options are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Interim Order. See “The Arrangement – Court Approval and Completion of the Arrangement”. The Final Order of the Court will, if granted, constitute the basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the NovaCopper Shares and Arrangement Options issued in connection with the Arrangement.

     Sunward is a “foreign private issuer,” within the meaning of Rule 3b-4 under the U.S. Exchange Act, and the solicitation of proxies for the Sunward Meeting is not subject to the requirements of Section 14(a) of the U.S. Exchange Act. Accordingly, with respect to the solicitation of Sunward Shareholder proxies this Circular has been prepared in accordance with disclosure requirements applicable in Canada. Sunward Shareholders in the United States should be aware that such requirements are different from those applicable to proxy statements under the U.S. Exchange Act.

     Sunward Shareholders should be aware that the Arrangement described in this Circular may have tax consequences in both the United States and Canada. Shareholders who are resident in, or citizens of, the United States are advised to review the summaries contained in this Circular under the headings “Certain Canadian Federal Income Tax Considerations for Shareholders – Holders Not Resident in Canada” and “Certain United States Federal Income Tax Considerations” and to consult their own tax advisors to determine the particular United States tax consequences to them of the Arrangement in light of their particular situation, as well as any tax consequences that may arise under the laws of any other relevant foreign, state, local, or other taxing jurisdiction.

     The NovaCopper Shares and Arrangement Options issuable pursuant to the Arrangement have not been approved or disapproved by the SEC or the securities regulatory authority of any state of the United States, nor has the SEC or any such state securities regulatory authority passed upon the accuracy or adequacy of this Circular. Any representation to the contrary is a criminal offence.

Notice Concerning Enforcement of Liabilities Outside the United States

     The enforcement by investors of civil liabilities under the United States federal and state securities laws may be affected adversely by the fact that Sunward and NovaCopper are organized under the laws of a jurisdiction other than the United States, that some of their officers and directors are and will be residents of countries other than the United States, that some or all of the experts named in this Circular may be residents of countries other than the United States, and that all or a substantial portion of the assets of Sunward, NovaCopper and such persons are and will be located outside the United States. As a result, it may be difficult or impossible for Sunward securityholders or NovaCopper Shareholders resident in the United States to effect service of process within the United States upon Sunward or NovaCopper, as applicable, their respective officers and directors or the experts named herein, or to realize, against them, upon judgments of courts of the United States predicated upon civil liabilities under the securities laws of the United States. In addition, the Sunward securityholders and the NovaCopper Shareholders resident in the United States should not assume that the courts of Canada: (a) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the securities laws of the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the securities laws of the United States.

SUNWARD SHAREHOLDERS – QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE SUNWARD MEETING

     The information contained below is of a summary nature and therefore is not complete. This summary information is qualified in its entirety by the more detailed information contained elsewhere in this Circular, including the Appendices hereto, the form of proxy and the Letter of Transmittal, all of which are important and should be reviewed carefully. Capitalized terms used in these questions and answers but not otherwise defined herein have the meanings set forth in the “Glossary of Defined Terms” in this Circular.

Q&A on the Arrangement

Q:	What are Sunward Shareholders being asked to vote on?

A:

Sunward Shareholders are being asked to vote on a special resolution to approve the plan of arrangement involving Sunward and NovaCopper under Division 5 of Part 9 of the BCBCA pursuant to which NovaCopper will acquire all of the outstanding Sunward Shares.

See “The Arrangement – Sunward Shareholder Approval”.

Q:	What will I receive for my Sunward Shares under the Arrangement?

A:	Under the Arrangement, each Sunward Shareholder will receive, subject to the terms of the Plan of Arrangement, 0.3 of a NovaCopper Share for each Sunward Share held.

See “The Arrangement – Description of the Arrangement” and “The Arrangement – Exchange Procedure”.

Q:	Does this consideration reflect a premium for the Sunward Shares?

A:

The consideration being offered to Sunward Shareholders implied a share price premium for Sunward Shareholders as of the date of the Arrangement Agreement. The Exchange Ratio represents the equivalent of US$0.1841 per Sunward Share based on the closing price of the NovaCopper Shares on the NYSE MKT as of April 22, 2015, and represents the equivalent of US$0.1865 per Sunward Share based on the 20-day volume weighted average price (“VWAP”) of the NovaCopper Shares on the NYSE MKT as of the same date. The Exchange Ratio implies a total transaction value of approximately US$27.6 million on a VWAP basis. The consideration represents a significant premium to Sunward’s current share price as well as a premium to Sunward’s third quarter cash per share position of US$21 million, implying a premium of approximately 131% to Sunward Shareholders.

Q:	What is the number of NovaCopper Shares issuable pursuant to the Arrangement?

A:

The number of NovaCopper Shares issuable pursuant to the Arrangement is expected to be 44,450,212 which is equal to approximately 73% of the NovaCopper Shares that were issued and outstanding as of the date of the Arrangement Agreement. This number includes the NovaCopper Shares issuable in exchange for Sunward Shares and Sunward DSUs outstanding at the Effective Time, as well as NovaCopper Shares issuable on the exercise of the Arrangement Options that are in-the-money. Following completion of the Arrangement, former NovaCopper Shareholders will own approximately 58% of the common shares of the Combined Company and former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company.

Q:	Does the Sunward Board support the Arrangement?

A:

Yes. Based upon a unanimous recommendation of the Sunward Special Committee, the Sunward Board has unanimously determined that the Arrangement is in the best interests of Sunward, the consideration to be paid to Sunward Shareholders is fair from a financial point of view to Sunward Shareholders and recommends that Sunward Shareholders vote FOR the Arrangement Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the Sunward Board meeting in respect of the Arrangement Resolution.

In making its recommendation, the Sunward Special Committee and the Sunward Board considered a number of factors which are described in this Circular under the heading “The Arrangement – Reasons for the Recommendations of the Sunward Special Committee and the Sunward Board”, including the opinion from Cormark that, as of April 21, 2015, the Arrangement is fair from a financial point of view to Sunward Shareholders.

See “The Arrangement – Background to the Arrangement”, “The Arrangement – Recommendation of the Sunward Special Committee”, “The Arrangement – Recommendation of the Sunward Board” and “The Arrangement – Reasons for the Recommendations of the Sunward Special Committee and the Sunward Board”.

Q:	What approvals are required of Sunward Shareholders at the Sunward Meeting?

A:	To be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101.

See “The Arrangement – Connected Transactions”, “The Arrangement – Sunward Shareholder Approval” and “Regulatory Matters – Canadian Securities Law Matters – MI 61-101”.

NovaCopper has entered into voting agreements with the Sunward Locked-Up Shareholders, pursuant to which the Sunward Locked-Up Shareholders have agreed, subject to the terms and conditions of their respective voting agreements, to vote their Sunward Shares in favour of the Arrangement Resolution. As of the date of the Arrangement Agreement, the Sunward Locked-Up Shareholders collectively beneficially owned or exercised control or direction over an aggregate of 99,473,200 Sunward Shares, 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing 69.9% of the Sunward Shares on a non-diluted basis, and 76.4% of the Sunward Shares on a fully-diluted basis.

Under the terms of the voting agreement entered into between NovaCopper and Gold First, a Sunward Locked-up Shareholder, NovaCopper has covenanted to, in accordance with all applicable Laws, take all reasonable steps as may be necessary to appoint the Gold First Board Nominees to the NovaCopper Board as of the Effective Time.

See “The Arrangement – Voting Agreements”.

Q:	What other approvals are required for the Arrangement?

A:

The NovaCopper Resolution must be approved, with or without variation, by the affirmative vote of a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

In addition, the Arrangement must be approved by the Court. The Court will be asked to make an order approving the Arrangement and to determine that the Arrangement is fair to the Sunward Shareholders. Sunward will apply to the Court for this order if the Sunward Shareholders approve the Arrangement Resolution at the Sunward Meeting and the NovaCopper Shareholders approve the NovaCopper Resolution at the NovaCopper Meeting.

The Arrangement and the transactions contemplated thereby are subject to regulatory approval including the approval of the (i) TSX and (ii) the NYSE MKT in respect of the issuance of NovaCopper Shares to Sunward Shareholders and DSU holders and the reservation for issuance of NovaCopper shares that may be issued upon the exercise of the Arrangement Options.

See “The Arrangement – NovaCopper Shareholder Approval” and “The Arrangement – Court Approval and Completion of the Arrangement”.

Q:	When will the Arrangement become effective?

A:

Subject to obtaining the Court approval as well as the satisfaction of all other conditions precedent, if Sunward Shareholders approve the Arrangement Resolution and the NovaCopper Shareholders approve the NovaCopper Resolution, it is anticipated that the Arrangement will be completed in June of 2015.

Q:	What are the Canadian federal income tax consequences of the Arrangement?

A:

Subject to the qualifications set forth in this Circular, the exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement should generally not give rise to any capital gain or capital loss to Sunward Shareholders under Canadian federal income tax laws. For additional information and a general discussion of such tax considerations, see “Certain Canadian Federal Income Tax Considerations”.

Tax matters are complicated and the tax consequences of the Arrangement to you will depend on the facts of your particular circumstances. Because individual circumstances may differ, you should consult with your tax advisor as to the specific tax consequences of the Arrangement to you.

Q:	What are the United States federal income tax consequences of the Arrangement?

A:

The exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement, together with the amalgamation of Sunward and ULC, should qualify as a tax-deferred “reorganization” within the meaning of Section 368(a) of the Code (a “Reorganization”) provided that such share exchange and amalgamation are treated as a single integrated transaction for U.S. federal income tax purposes. However, neither Sunward nor NovaCopper has sought or obtained either a ruling from the IRS or an opinion of counsel regarding any of the tax consequences of the Arrangement. Accordingly, there can be no assurance that the IRS will not challenge the qualification of the Arrangement as a Reorganization or that the U.S. courts would uphold the qualification of the Arrangement as a Reorganization in the event of an IRS challenge.

Assuming the Arrangement qualifies as a Reorganization, and subject to special rules applicable to interests in a PFIC, as discussed under “Certain United States Federal Income Tax Considerations” below, U.S. Holders should not recognize gain or loss for U.S. federal income tax purposes on the exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement.

U.S. Holders may be required by the PFIC rules to recognize taxable gain or income subject to tax at ordinary income tax rates and to incur an interest charge on a deemed income deferral benefit. This description of U.S. federal income tax consequences of the Arrangement is qualified in its entirety by the longer discussion under “Certain United States Federal Income Tax Considerations” below, and neither this description nor the longer discussion is intended to be legal or tax advice to any particular U.S. Holder. Accordingly, U.S. Holders should consult their own tax advisors with respect to their particular circumstances.

Q:	What will happen to Sunward if the Arrangement is completed?

A:

If the Arrangement is completed, NovaCopper will acquire all of the outstanding Sunward Shares and Sunward will become a direct wholly-owned subsidiary of NovaCopper. Following completion of the Arrangement, it is expected that Sunward will amalgamate under section 274 of the BCBCA with a wholly-owned subsidiary of NovaCopper that is an unlimited liability corporation under the BCBCA and the Sunward Shares will be de-listed from the TSX. Sunward will also make an application to cease to be a reporting issuer under applicable Securities Laws.

Q:	Are the NovaCopper Shares listed on a stock exchange?

A:	Yes. NovaCopper Shares currently trade on the TSX under the symbol “NCQ” and on the NYSE MKT under “NCQ”. NovaCopper has applied to the TSX and the NYSE MKT to list the NovaCopper Shares issuable: (i)

under the Arrangement and (ii) upon the exercise of the Arrangement Options. It is a condition of closing that NovaCopper will have obtained approval of the TSX, subject only to the customary listing conditions of the TSX, and of the NYSE MKT, subject to notice of issuance.

Q:	Are Sunward Shareholders entitled to Dissent Rights?

A:

Yes. Under the Interim Order, registered holders of Sunward Shares are entitled to Dissent Rights but only if they follow the procedures specified in the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order. If you wish to exercise Dissent Rights, you should review the requirements summarized in this Circular carefully and consult with your legal advisor.

See “Rights of Dissenting Sunward Shareholders”.

Q:	What will happen if the Arrangement Resolution is not approved or the Arrangement is not completed for any reason?

A:

If the Arrangement Resolution is not approved or the Arrangement is not completed for any reason, the Arrangement Agreement may be terminated. In certain circumstances, including if Sunward accepts a competing offer that the Sunward Board concludes is superior to the Arrangement, Sunward will be required to pay to NovaCopper a termination fee of $1 million in connection with such termination. In certain other circumstances, including if NovaCopper accepts a competing offer that the NovaCopper Board concludes is superior to the Arrangement, NovaCopper will be required to pay to Sunward a termination fee of $1 million in connection with such termination. The circumstances under which the $1 million termination fee is payable are reciprocal.

See “The Arrangement Agreement – Termination of the Arrangement Agreement”.

Q:	Should I send in my Letter of Transmittal and Sunward Share certificates now?

A:

All registered holders of Sunward Shares should complete, sign and return the Letter of Transmittal with accompanying Sunward Share certificate(s) (if applicable) to the Depositary as soon as possible. All deposits of Sunward Shares made under a Letter of Transmittal are irrevocable; however, in the event the Arrangement is not consummated, the Depositary will promptly return any Sunward Share certificates (if applicable) that have been deposited.

Please be sure to use the Letter of Transmittal. See “The Arrangement – Exchange Procedure”.

Q:	When will I receive the NovaCopper Shares issuable pursuant to the Arrangement in exchange for my Sunward Shares?

A:

You will receive 0.3 of a NovaCopper Share in exchange for each Sunward Share held as soon as practicable after the Arrangement becomes effective and your properly completed Letter of Transmittal and Sunward Share certificate(s) (if applicable) are received by the Depositary. It is anticipated that the Arrangement will be completed in June of 2015, assuming the Arrangement Resolution and NovaCopper Resolution are approved by the Sunward Shareholders and NovaCopper Shareholders, respectively, all Court and other approvals and clearances have been obtained and all conditions of closing have been satisfied or waived.

See “The Arrangement – Procedure for the Arrangement to Become Effective”.

Q:	What happens if I send in my Sunward Share certificate(s) and the Arrangement Resolution is not approved or the Arrangement is not completed?

A:	If the Arrangement Resolution is not approved or if the Arrangement is not otherwise completed, your Sunward Share certificate(s) (if applicable) will be returned promptly to you by the Depositary.

Q:	What will happen to my Sunward Options?

A:

Under the Arrangement, each outstanding Sunward Option will, without any further action on the part of any holder of Sunward Options, be exchanged for an Arrangement Option to acquire, on the same terms and conditions as were applicable under such Sunward Option immediately prior to the Effective Time, such number of NovaCopper Shares (rounded down to the nearest whole share) equal to: (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Such Arrangement Option shall provide for an exercise price per NovaCopper Share (rounded up to the nearest whole cent) equal to: (x) the exercise price per Sunward Share otherwise purchasable pursuant to such Sunward Option divided by (y) 0.3. All such Arrangement Options shall expire 90 days following the Effective Date.

Q:	What will happen to my Sunward DSUs?

A:

Under the Arrangement, each outstanding Sunward DSU will automatically vest and the holder thereof will receive, at the Effective Time, such number of NovaCopper Shares (rounded down to the nearest whole share) equal to: (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU immediately prior to the Effective Date.

Q:	Who can help answer my questions?

A:

If you have any questions about this Circular or the matters described in this Circular, please contact Paul Robertson (Chief Financial Officer of Sunward) by email or at the telephone number below, or your professional advisor. Sunward Shareholders who would like additional copies, without charge, of this Circular or have additional questions about the procedures for voting Sunward Shares, should contact their broker.

Phone Number:	(604) 677-1766

By E-mail:	paul.robertson@sunwardresources.com

Q&A on Proxy Voting

Q:	Who is entitled to vote on the Arrangement Resolution?

A:

The record date for determining the Sunward Shareholders entitled to receive notice of and to vote at the Sunward Meeting is May 11, 2015. Only Sunward Shareholders of record as of the close of business on the Record Date are entitled to vote at the Sunward Meeting. Each Sunward Shareholder is entitled to one vote in respect of each Sunward Share held.

Q:	What do I need to do now in order to vote on the Arrangement Resolution?

A:

You should carefully read and consider the information contained in this Circular. Registered Sunward Shareholders should then vote by completing, dating and signing the enclosed form of proxy or, alternatively, by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the Sunward Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions thereon. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the Sunward Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned Sunward Meeting. Late proxies may be accepted or rejected by the Chair of the Sunward Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

If you hold your Sunward Shares through an Intermediary, please follow the instructions provided by such Intermediary to ensure that your vote is counted at the Sunward Meeting and contact your intermediary for instructions and assistance in delivering the share certificate(s) representing those shares.

See “General Information Concerning the Sunward Meeting and Voting – Voting by Proxies”.

Q:	Should I send in my proxy now?

A:

Yes. Once you have carefully read and considered the information contained in this Circular, to ensure your vote is counted, you need to complete and submit the enclosed form of proxy or, if applicable, provide your Intermediary with voting instructions. You are encouraged to vote well in advance of the proxy cut-off at 10:00 a.m. (Vancouver time) on June 11, 2015 (or if the Sunward Meeting is postponed or adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the postponed or adjourned meeting).

Q:	What happens if I sign the form of proxy sent to me?

A:

Signing and depositing the enclosed form of proxy gives authority to the person(s) designated by management of Sunward on such form to vote your Sunward Shares at the Sunward Meeting. If the instructions in a proxy given to Sunward’s management are specified, the Sunward Shares represented by such proxy will be voted FOR or AGAINST in accordance with your instructions on any poll that may be called for. If a choice is not specified, the Sunward Shares represented by a proxy given to Sunward’s management will be voted FOR the approval of the Arrangement Resolution as described in this Circular.

See “General Information Concerning the Sunward Meeting and Voting – Voting by Proxies”.

Q:	Can I appoint someone other than the person(s) designated by management of Sunward to vote my Sunward Shares?

A:

Yes. A Sunward Shareholder has the right to appoint a person (who need not be a Sunward Shareholder) to attend and act for him, her or it and on his, her or its behalf at the Sunward Meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

See “General Information Concerning the Sunward Meeting and Voting – Voting by Proxies”.

Q:	What if amendments are made to these matters or if other matters are brought before the Sunward Meeting?

A:

The form of proxy accompanying this Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the Sunward Notice of Meeting and any other matters that may properly come before the Sunward Meeting or any postponement or adjournment thereof. As at the date of this Circular, Sunward’s management is not aware of any such amendments or variations, or of other matters to be presented for action at the Sunward Meeting. However, if any amendments to matters identified in the accompanying Sunward Notice of Meeting or any other matters which are not now known to management should properly come before the Sunward Meeting or any postponement or adjournment thereof, the Sunward Shares represented by properly executed proxies given in favour of the person(s) designated by management of Sunward in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

See “General Information Concerning the Sunward Meeting and Voting – Voting by Proxies”.

Q:	Can I change my vote after I have voted by proxy?

A:

Yes. In addition to revocation in any other manner permitted by law, a Sunward Registered Shareholder executing the enclosed form of proxy has the power to revoke it by depositing an instrument in writing executed by the Sunward Shareholder, or his or her legal representative authorized in writing or, where the Sunward Shareholder is a corporation, by the corporation or a representative of the corporation. To be valid, an instrument of revocation must be received at Sunward’s principal and head office by fax at (604) 677-1766, or by mail or by hand at Suite 1410, 1090 West Georgia Street Vancouver, BC V6E 3V7 at any time up to and including the last business day preceding the day of the Sunward Meeting, or in the case of any postponement or adjournment of the Sunward Meeting, the last business day preceding the day of the postponed or adjourned Sunward Meeting, or delivered to the Chair of the Sunward Meeting on the day fixed for the Sunward Meeting, and prior to the start of the Sunward Meeting or any postponement or adjournment thereof.

Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary revoke their proxy in accordance with the revocation procedures.

See “General Information Concerning the Sunward Meeting – Revocability of Proxies”.

Q:	Who will count the votes?

A:	Sunward’s transfer agent, Computershare Investor Services Inc., will count and tabulate the votes received for the Sunward Meeting.

Q:	If my Sunward Shares are held by my Intermediary, will they vote my Sunward Shares?

A:

An Intermediary will vote the Sunward Shares held by you only if you provide instructions to them on how to vote. Without instructions, those Sunward Shares will not be voted. Sunward Shareholders should instruct their Intermediaries to vote their Sunward Shares on their behalf by following the directions provided to them by their Intermediaries. Unless your Intermediary gives you its proxy to vote the Sunward Shares at the Sunward Meeting, you cannot vote those Sunward Shares owned by you at the Sunward Meeting.

See “General Information Concerning the Sunward Meeting and Voting – Voting of Sunward Shares Owned by Beneficial Shareholders”.

NOVACOPPER SHAREHOLDERS – QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE NOVACOPPER MEETING

     The information contained below is of a summary nature and therefore is not complete and is qualified in its entirety by the more detailed information contained elsewhere in this Circular, including the Appendices hereto, all of which are important and should be reviewed carefully. Capitalized terms used in these questions and answers but not otherwise defined herein have the meanings set forth in the “Glossary of Defined Terms” in this Circular.

Q&A on the Arrangement

Q:	What are NovaCopper Shareholders being asked to vote on?

A:

NovaCopper Shareholders are being asked to vote on a resolution to approve the issuance, or reservation for issuance, as the case may be, by NovaCopper of the NovaCopper Shares and the Arrangement Options necessary to give effect to the Arrangement.

See “The Arrangement – NovaCopper Shareholder Approval”.

Q:	What will Sunward Shareholders receive for their Sunward Shares under the Arrangement?

A:

Under the Arrangement, each Sunward Shareholder will receive, subject to the terms of the Plan of Arrangement, 0.3 of a NovaCopper Share for each Sunward Share held. Each holder of an outstanding Sunward DSU will receive, subject to the terms of the Plan of Arrangement, the number of DSU Shares (rounded down to the nearest whole share) equal to (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU.

See “The Arrangement – Description of the Arrangement” and “The Arrangement – Exchange Procedure”.

Q:	What will happen to my NovaCopper Shares if the Arrangement is completed?

A:	NovaCopper Shareholders will continue to own their existing NovaCopper Shares. The NovaCopper Shares will continue to be listed on the TSX and on the NYSE MKT.

Q:	What is the number of NovaCopper Shares issuable pursuant to the Arrangement?

A:

The number of NovaCopper Shares issuable pursuant to the Arrangement is expected to be 44,450,212 which is equal to approximately 73% of the NovaCopper Shares that were issued and outstanding as of the date of the Arrangement Agreement. This number includes the NovaCopper Shares issuable in exchange for Sunward Shares and Sunward DSUs outstanding at the Effective Time, as well as NovaCopper Shares issuable on the exercise of the Arrangement Options that are in-the-money. Following completion of the Arrangement, former NovaCopper Shareholders will own approximately 58% of the common shares of the Combined Company and former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company.

Q:	Does the NovaCopper Board support the Arrangement?

A:

Yes. The NovaCopper Board has unanimously determined that the Arrangement is in the best interests of NovaCopper, is fair to NovaCopper Shareholders and recommends that NovaCopper Shareholders vote FOR the NovaCopper Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the NovaCopper Board meeting in respect of the NovaCopper Resolution. Dr. Thomas Kaplan also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

In making its recommendation, the NovaCopper Board considered a number of factors which are described in this Circular under the heading “The Arrangement – Reasons for the Recommendations of the NovaCopper Board”, including the opinion from Haywood that, as of April 21, 2015, the consideration to be paid by NovaCopper in connection with the Arrangement is fair, from a financial point of view, to NovaCopper.

See “The Arrangement – Background to the Arrangement”, “The Arrangement – Recommendation of the NovaCopper Board” and “The Arrangement – Reasons for the Recommendations of the NovaCopper Board”.

Q:	What approvals are required of NovaCopper Shareholders at the NovaCopper Meeting?

A:

To be effective, the matters to be voted on at the NovaCopper Meeting, including the NovaCopper Resolution, must be approved, with or without variation, by the affirmative vote of a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

The Arrangement is also considered a “related party transaction” under MI 61-101 for NovaCopper, as NovaCopper will be issuing NovaCopper Shares to certain insiders (namely, Electrum Strategic Resources L.P., The Baupost Group, L.L.C., Paulson & Co. Inc., Gregory Lang and Igor Levental) or their affiliates as consideration for certain Sunward Shares held by such insiders pursuant to the terms of the Arrangement; however, the transaction is exempt from the requirements to obtain a formal valuation or minority shareholder approval, as the fair market value of the NovaCopper Shares to be distributed to “interested parties” (as defined in MI 61-101) pursuant to the Arrangement represents less than 25% of the NovaCopper’s market capitalization. The Arrangement was considered and approved by the board of directors of NovaCopper, other than Gregory A. Lang, Igor Levental and Dr. Thomas Kaplan. There was no materially contrary view or abstention by any other director approving the Arrangement.

See “The Arrangement – NovaCopper Shareholder Approval” and “Regulatory Matters – Canadian Securities Law Matters – MI 61-101”.

Q:	What other approvals are required for the Arrangement?

The Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101.

In addition, the Arrangement must be approved by the Court. The Court will be asked to make an order approving the Arrangement and to determine that the Arrangement is fair to the Sunward Shareholders. Sunward will apply to the Court for this order if the NovaCopper Shareholders approve the NovaCopper Resolution at the NovaCopper Meeting and the Sunward Shareholders approve the Arrangement Resolution at the Sunward Meeting.

The Arrangement and the transactions contemplated thereby are subject to regulatory approval including the approval of (i) the TSX and (ii) the NYSE MKT in respect of the issuance of NovaCopper Shares to Sunward Shareholders and DSU holders and the reservation for issuance of NovaCopper shares that may be issuable on the exercise of the Arrangement Options.

See “The Arrangement – Connected Transactions” and “The Arrangement - Sunward Shareholder Approval”.

Q:	When will the Arrangement become effective?

A:

Subject to obtaining the Court approval as well as the satisfaction of all other conditions precedent, if Sunward Shareholders approve the Arrangement Resolution and the NovaCopper Shareholders approve the NovaCopper Resolution, it is anticipated that the Arrangement will be completed in June of 2015.

Q:	What will happen to NovaCopper if the Arrangement is completed?

A:	If the Arrangement is completed, NovaCopper will acquire all of the outstanding Sunward Shares and Sunward will become a direct wholly-owned subsidiary of NovaCopper.

NovaCopper intends to incorporate a wholly-owned unlimited liability corporation under the BCBCA (the “ULC”) and, as soon as possible after the Effective Time, the ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and the ULC and Sunward will be continued as one unlimited liability corporation.

Q:	Are NovaCopper Shareholders entitled to Dissent Rights?

A:	No. NovaCopper Shareholders are not entitled to Dissent Rights.

Q:	What will happen if the Arrangement Resolution is not approved or the Arrangement is not completed for any reason?

A:

If the Arrangement Resolution is not approved or the Arrangement is not completed for any reason, the Arrangement Agreement may be terminated. In certain circumstances, including if Sunward accepts a competing offer that the Sunward Board concludes is superior to the Arrangement, Sunward will be required to pay to NovaCopper a termination fee of $1 million in connection with such termination. In certain other circumstances, including if NovaCopper accepts a competing offer that the NovaCopper Board concludes is superior to the Arrangement, NovaCopper will be required to pay to Sunward a termination fee of $1 million in connection with such termination. The circumstances under which the $1 million termination fee is payable are reciprocal.

See “The Arrangement Agreement – Termination of the Arrangement Agreement”.

Q:	Who can help answer my questions?

A:

If you have any questions about this Circular or the matters described in this Circular, please contact Elaine Sanders (Chief Financial Officer of NovaCopper) by email or at the telephone number below, or your professional advisor. NovaCopper Shareholders who would like additional copies, without charge, of this Circular or have additional questions about the procedures for voting NovaCopper Shares, should contact their broker. Electronic copies of this Circular are also available on NovaCopper’s website at www.novacopper.com.

Phone Number:	(604) 638-8088

By E-mail:	info@novacopper.com

Q&A on Proxy Voting

Q:	Who is entitled to vote at the NovaCopper Meeting?

A:

The record date for determining the NovaCopper Shareholders entitled to receive notice of and to vote at the NovaCopper Meeting is May 11, 2015. Only NovaCopper Shareholders of record as of the close of business on the Record Date are entitled to vote at the NovaCopper Meeting. Each NovaCopper Shareholder is entitled to one vote in respect of each NovaCopper Share held.

Q:	What do I need to do now in order to vote on the NovaCopper Resolution?

A:

You should carefully read and consider the information contained in this Circular. Registered NovaCopper Shareholders should then vote by completing, dating and signing the enclosed form of proxy or, alternatively, by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the NovaCopper Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions thereon. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the NovaCopper Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned NovaCopper Meeting. Late proxies may be accepted or rejected by the Chair of the NovaCopper Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

If you hold your NovaCopper Shares through an Intermediary, please follow the instructions provided by such Intermediary to ensure that your vote is counted at the NovaCopper Meeting and contact your intermediary for instructions and assistance in delivering the share certificate(s) representing those shares.

See “General Information Concerning the NovaCopper Meeting and Voting – Voting by Proxies”.

Q:	Should I send in my proxy now?

A:

Yes. Once you have carefully read and considered the information contained in this Circular, to ensure your vote is counted, you need to complete and submit the enclosed form of proxy or, if applicable, provide your Intermediary with voting instructions. You are encouraged to vote well in advance of the proxy cut-off at 10:00 a.m. (Vancouver time) on June 11, 2015 (or if the NovaCopper Meeting is postponed or adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the postponed or adjourned meeting).

Q:	What happens if I sign the form of proxy sent to me?

A:

Signing and depositing the enclosed form of proxy gives authority to the person(s) designated by management of NovaCopper on such form to vote your NovaCopper Shares at the NovaCopper Meeting. If the instructions in a proxy given to NovaCopper’s management are specified, the NovaCopper Shares represented by such proxy will be voted FOR or AGAINST in accordance with your instructions on any poll that may be called for. If a choice is not specified, the NovaCopper Shares represented by a proxy given to NovaCopper’s management will be voted FOR the approval of the NovaCopper Resolution as described in this Circular.

See “General Information Concerning the NovaCopper Meeting and Voting – Voting by Proxies”.

Q:	Can I appoint someone other than the person(s) designated by management of NovaCopper to vote my NovaCopper Shares?

A:

Yes. A NovaCopper Shareholder has the right to appoint a person (who need not be a NovaCopper Shareholder) to attend and act for him, her or it and on his, her or its behalf at the NovaCopper Meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

See “General Information Concerning the NovaCopper Meeting and Voting – Voting by Proxies”.

Q:	What if amendments are made to these matters or if other matters are brought before the NovaCopper Meeting?

A:

The form of proxy accompanying this Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the NovaCopper Notice of Meeting and any other matters that may properly come before the NovaCopper Meeting or any postponement or adjournment thereof. As at the date of this Circular, NovaCopper’s management is not aware of any such amendments or variations, or of other matters to be presented for action at the NovaCopper Meeting. However, if any amendments to matters identified in the accompanying NovaCopper Notice of Meeting or any other matters which are not now known to management should properly come before the NovaCopper Meeting or any postponement or adjournment thereof, the NovaCopper Shares represented by properly executed proxies given in favour of the person(s) designated by management of NovaCopper in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

See “General Information Concerning the NovaCopper Meeting and Voting – Voting by Proxies”.

Q:	Can I change my vote after I have voted by proxy?

A:

Yes. In addition to revocation in any other manner permitted by law, a NovaCopper Registered Shareholder executing the enclosed form of proxy has the power to revoke it by depositing an instrument in writing executed by the NovaCopper Shareholder or his or her legal representative authorized in writing or, where the NovaCopper Shareholder is a corporation, by the corporation or a representative of the corporation. To be valid, an instrument of revocation must be received at NovaCopper’s registered office by fax at 604-631-3309, or by mail or by hand at Suite 2600 – 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 at any time up to and including the last business day preceding the day of the NovaCopper Meeting, or in the case of any postponement or adjournment of the NovaCopper Meeting, the last business day preceding the day of the postponed or adjourned NovaCopper Meeting, or delivered to the Chair of the NovaCopper Meeting on the day fixed for the NovaCopper Meeting, and prior to the start of the NovaCopper Meeting or any postponement or adjournment thereof.

Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary revoke their proxy in accordance with the revocation procedures.

See “General Information Concerning the NovaCopper Meeting – Revocability of Proxies”.

Q:	Who will count the votes?

A:	NovaCopper’s transfer agent, Computershare, will count and tabulate the votes received for the NovaCopper Meeting.

Q:	If my NovaCopper Shares are held by my Intermediary, will they vote my NovaCopper Shares?

A:

An Intermediary will vote the NovaCopper Shares held by you only if you provide instructions to them on how to vote. Without instructions, those NovaCopper Shares will not be voted. NovaCopper Shareholders should instruct their Intermediaries to vote their NovaCopper Shares on their behalf by following the directions provided to them by their Intermediaries. Unless your Intermediary gives you its proxy to vote the NovaCopper Shares at the NovaCopper Meeting, you cannot vote those NovaCopper Shares owned by you at the NovaCopper Meeting.

See “General Information Concerning the NovaCopper Meeting and Voting – Voting of NovaCopper Shares Owned by Beneficial Shareholders”.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Circular, including the Appendices hereto. Certain capitalized terms used in this summary are defined in the “Glossary of Defined Terms” or elsewhere in this Circular. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Circular.

The Meetings

Sunward Meeting

Purpose of the Sunward Meeting

     The purpose of the Sunward Meeting is for Sunward Shareholders to consider and, if thought advisable, approve the Arrangement Resolution.

Date, Time and Place

     The Sunward Meeting will be held on the 25th Floor, 700 West Georgia Street, Vancouver, British Columbia V7Y 1B3, on June 15, 2015 at 10:00 a.m. (Vancouver time).

Record Date

     The record date for determining the Sunward Shareholders entitled to receive notice of and to vote at the Sunward Meeting is May 11, 2015. Only Sunward Shareholders of record as of the close of business on the Record Date are entitled to vote at the Sunward Meeting.

NovaCopper Meeting

Purpose of the NovaCopper Meeting

     The purpose of the NovaCopper Meeting is for NovaCopper Shareholders to consider and, if thought advisable, approve the NovaCopper Resolution.

Date, Time and Place

     The NovaCopper Meeting will be held at the offices of Blake Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Vancouver, British Columbia V7X 1L3 on June 15, 2015 at 10:00 a.m. (Vancouver time).

Record Date

     The record date for determining the NovaCopper Shareholders entitled to receive notice of and to vote at the NovaCopper Meeting is May 11, 2015. Only NovaCopper Shareholders of record as of the close of business on the Record Date are entitled to vote at the NovaCopper Meeting.

The Arrangement

     On April 22, 2015, NovaCopper and Sunward entered into the Arrangement Agreement. Under the Arrangement, NovaCopper agreed to acquire all of the outstanding Sunward Shares and each Sunward Shareholder will be entitled to receive 0.3 of a NovaCopper Share in exchange for each Sunward Share held. Under the Arrangement Agreement, Sunward has agreed to, among other things, call the Sunward Meeting to seek approval of Sunward Shareholders for the Arrangement Resolution and, if approved, apply to the Court for the Final Order, and NovaCopper has agreed to, among other things, call the NovaCopper Meeting to seek approval of NovaCopper Shareholders for the NovaCopper Resolution.

See “The Arrangement Agreement” on page 72.

Collateral Benefits

     Pursuant to an employment agreement entered into between Sunward and Philip O'Neill, the CEO of Sunward, Mr. O'Neill will receive a lump sum payment if he is terminated within 12 months of a change of control and “as a result of” the transaction (see “Information Relating to Sunward – Termination and Change of Control Benefits Provisions in Employment Contracts” on page A-33). The Arrangement will constitute a change of control as defined in the employment agreement. As a result, the lump sum payment falls within the definition of a “collateral benefit” in MI 61-101, and does not fall within any of the exemptions from collateral benefits within the definition. Sunward will therefore be required to obtain majority of the minority approval for the Arrangement at the Sunward Meeting.

Recommendation of the Sunward Special Committee

     After careful consideration, including consultation with its legal and independent financial advisors, the Sunward Special Committee unanimously determined that the consideration to be received by Sunward Shareholders is fair from a financial point of view, and the Arrangement is in the best interests of Sunward and resolved to recommend that the Sunward Board approve the Arrangement Agreement and that the Sunward Board recommend to the Sunward Shareholders that they vote their Sunward Shares FOR the Arrangement Resolution.

Recommendation of the Sunward Board

     After careful consideration, and following the unanimous recommendation of the Sunward Special Committee, the Sunward Board unanimously approved and accepted the report of the Sunward Special Committee and the Sunward Fairness Opinion and unanimously determined that the consideration to be received by Sunward Shareholders is fair from a financial point of view, and the Arrangement is in the best interests of Sunward. The Sunward Board unanimously approved the Arrangement Agreement and recommends that Sunward Shareholders vote their Sunward Shares FOR the Arrangement Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the Sunward Board meeting in respect of the Arrangement and related matters.

Reasons for Recommendations of the Sunward Special Committee and the Sunward Board

     In making their respective recommendations, the Sunward Special Committee and the Sunward Board consulted with Sunward’s management, legal, financial and technical advisors and, in the case of the Sunward Board, with the Sunward Special Committee and Cormark. Each also reviewed a significant amount of financial and technical information relating to NovaCopper and Sunward and considered a number of factors, including those listed below. The following disclosure includes forward-looking information and readers are cautioned that actual results may vary from those described herein.

     In making their respective determinations and recommendations, the Sunward Special Committee and the Sunward Board considered and relied upon a number of substantive factors, including, among others:

  Premium to Sunward Shareholders. The consideration being offered to Sunward Shareholders implied a share price premium for Sunward Shareholders as of the date of the Arrangement Agreement. The Exchange Ratio represents the equivalent of US$0.1841 per Sunward Share based on the closing price of the NovaCopper Shares on the NYSE MKT as of April 22, 2015, and represents the equivalent of US$0.1865 per Sunward Share based on the 20-day volume weighted average price (“VWAP”) of the NovaCopper Shares on the NYSE MKT as of the same date. The Exchange Ratio implies a total transaction value of approximately US$27.6 million on a VWAP basis. The consideration represents a significant premium to Sunward’s current share price as well as a premium to Sunward’s third quarter cash per share position of US$21 million, implying a premium of approximately 131% to Sunward Shareholders.

  Substantial Pro-Forma Ownership of NovaCopper. Following completion of the Arrangement, former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company, which will provide attractive growth potential from the Upper Kobuk Mineral Projects.

  Extensive Due Diligence. Sunward’s management team and technical services personnel completed a detailed review of NovaCopper and the Upper Kobuk Mineral Projects.

  Increased Capital Markets Presence. The Combined Company will have a broader shareholder base with expected increased market liquidity and a larger public float than Sunward alone. As of February 28, 2015 and after giving effect to the Arrangement, the Combined Company would have a pro forma market capitalization of approximately $63 million. See “Information Related to the Combined Company – Overview”.

  Sunward Fairness Opinion. The Sunward Special Committee received the Sunward Fairness Opinion from Cormark that concluded that, subject to the assumptions, limitations and qualifications set out therein, as at April 21, 2015, the Arrangement is fair, from a financial point of view, to Sunward Shareholders. See “The Arrangement –Sunward Fairness Opinion” and “Appendix I – Sunward Fairness Opinion”.

  Support of Significant Shareholders. Sunward’s four largest shareholders and all of the directors and officers of Sunward have entered into Voting Agreements pursuant to which, and subject to the terms of which, they have agreed, among other things, to vote their Sunward Shares in favour of the Arrangement Resolution. The Sunward Locked-Up Shareholders collectively beneficially owned or exercised control or direction over, in aggregate, 99,473,200 Sunward Shares, 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing 69.9% of the Sunward Shares on a non-diluted basis, and 76.4% of the Sunward Shares on a fully-diluted basis, as of the date of the Arrangement Agreement. See “The Arrangement – Voting Agreements”.

  Appointment of Gold First Board Nominees. NovaCopper will, in accordance with all applicable Laws, appoint two nominees of Gold First to the NovaCopper Board as of the Effective Time.

  Other Factors. The Sunward Special Committee also considered the Arrangement with reference to the results of operations of Sunward, as well as its prospects, strategic alternatives and competitive position, including the risks involved in achieving those prospects and following those alternatives in light of current market conditions.

     The Sunward Special Committee and Sunward Board also considered the risks relating to the Arrangement including those matters described under the heading “Risk Factors Relating to the Arrangement”. The Sunward Special Committee and Sunward Board believed that, overall, the anticipated benefits of the Arrangement to Sunward outweighed any risks.

     In making their respective determinations and recommendations, the Sunward Special Committee and the Sunward Board also observed that a number of procedural safeguards were in place and are present to permit the Sunward Special Committee and the Sunward Board to represent the interests of Sunward, the Sunward Shareholders, minority Sunward Shareholders and Sunward’s other stakeholders. These procedural safeguards include, among others:

  Role of the Sunward Special Committee. The evaluation and negotiation process was overseen by the Sunward Special Committee, being members of the Sunward Board who are independent of management and who have no financial interest in the Arrangement that is different from that of the Sunward Shareholders. The Sunward Special Committee met regularly with Sunward’s advisors and management and retained Cormark as its own independent financial advisor.

  Ability to Respond to Superior Proposals. Notwithstanding the limitations contained in the Arrangement Agreement on Sunward’s ability to solicit interest from third parties, the Arrangement Agreement allows Sunward to engage in discussions or negotiations with respect to an unsolicited written Acquisition Proposal (including from persons currently subject to a standstill agreement) at any time prior to the approval of the Arrangement Resolution by the Sunward Shareholders and after the Sunward Board determines, in good faith, after consultation with its financial advisors and legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal with respect to Sunward.

  Reasonable Termination Fee. The amount of the Termination Fee, being $1 million, is reasonable in the circumstances, the circumstances under which it is payable are reciprocal, and should not be an impediment to another party making an Acquisition Proposal to Sunward.

  Shareholder and Court Approvals. The Arrangement is subject to the following securityholder and Court approvals, which protect Sunward Shareholders:

to be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders, present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101; and

the Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and the reasonableness of the Arrangement to Sunward Shareholders.
  Dissent Rights. The availability of rights of dissent to registered Sunward Shareholders with respect to the Arrangement.

     The foregoing summary of the information and factors considered by the Sunward Special Committee and the Sunward Board is not intended to be exhaustive, but includes the material information and factors considered by the Sunward Special Committee and the Sunward Board in their respective consideration of the Arrangement. In view of the variety of factors and the amount of information considered in connection with the Sunward Special Committee’s and the Sunward Board’s evaluation of the Arrangement, they did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to each of the specific factors considered in reaching their respective conclusions and recommendations. The recommendations of the Sunward Special Committee and the Sunward Board were made after consideration of all of the above-noted and other factors and in light of their respective knowledge of the business, financial condition and prospects of Sunward and were based upon the advice of the financial, technical and legal advisors to Sunward and the Sunward Special Committee. In addition, individual members of the Sunward Special Committee and the Sunward Board may have assigned different weights to different factors in reaching their own conclusion as to the fairness of the Arrangement.

Sunward Fairness Opinion

     Cormark has provided an opinion to the Sunward Special Committee that, subject to the assumptions and limitations set forth therein, as at of April 21, 2015, the Arrangement is fair, from a financial point of view, to the Sunward Shareholders.

     See “The Arrangement – Sunward Fairness Opinion” and “Appendix I – Sunward Fairness Opinion” on pages 37 and I-1, respectively.

Recommendation of the NovaCopper Special Committee

     Based on its considerations and investigations, including receipt of the NovaCopper Fairness Opinion, and after consultation with management, its legal and independent financial advisors, the NovaCopper Special Committee unanimously determined that the Consideration to be paid by NovaCopper is fair to the NovaCopper Shareholders and the Arrangement is in the best interest of NovaCopper and resolved to recommend that the NovaCopper Board accept the NovaCopper Fairness Opinion, approve the Arrangement Agreement and recommend to the NovaCopper Shareholders that they vote their NovaCopper Shares FOR the NovaCopper Resolution.

Recommendation of the NovaCopper Board

     After careful consideration, including consultation with its independent legal and financial advisors, the NovaCopper Board unanimously determined that the Arrangement is fair to NovaCopper Shareholders and in the best interests of NovaCopper. The NovaCopper Board unanimously recommends that NovaCopper Shareholders vote their NovaCopper Shares FOR the NovaCopper Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of both NovaCopper and Sunward, declared their interests at the NovaCopper Board meeting and abstained from voting in respect of the Arrangement and related matters. Dr. Thomas Kaplan also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

Reasons for the Recommendations of the NovaCopper Special Committee and the NovaCopper Board

     In making its recommendation, the NovaCopper Special Committee and the NovaCopper Board consulted with NovaCopper’s management, legal, financial and technical advisors and in the case of the NovaCopper Board, with the NovaCopper Special Committee and Haywood. Each also reviewed a significant amount of financial and technical information relating to Sunward and considered a number of factors, including those listed below. The following includes forward-looking information and readers are cautioned that actual results may vary.

     In making their respective determinations and recommendations, the NovaCopper Special Committee and the NovaCopper Board considered and relied upon a number of substantive factors, including, among others:

  Enhanced Cash Position. Following completion of the Arrangement, the cash position of the Combined Company will provide the capital resources necessary to significantly advance the development of the Upper Kobuk Mineral Projects.

  Increased Capital Market Presence. Upon completion of the Arrangement, the Combined Company will have a broader shareholder base with expected increased market liquidity and a larger public float than NovaCopper presently. As of February 28, 2015, the Combined Company had a pro forma market capitalization of approximately $63 million compared with NovaCopper’s market capitalization of approximately $36 million.

  NovaCopper Fairness Opinion. The NovaCopper Special Committee received the NovaCopper Fairness Opinion that concluded that, in the opinion of Haywood, as at April 21, 2015 and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be paid by NovaCopper in connection with the Arrangement is fair, from a financial point of view, to NovaCopper. See “The Arrangement –NovaCopper Fairness Opinion” and “Appendix J – NovaCopper Fairness Opinion” on pages 40 and J-1, respectively.

  Extensive Due Diligence. NovaCopper’s management team and technical services team completed a very detailed due diligence review on Sunward and the Titiribi Project, which included site visits and a detailed technical review of the Titiribi Project’s resource estimates and the Titiribi Report.

  Further Asset Diversification. The completion of the Arrangement will diversify NovaCopper’s portfolio in a mining region of Colombia with a long history of precious metals production.

  Other Factors. The NovaCopper Board also considered the Arrangement with reference to the current economic, industry and market trends affecting each of NovaCopper and Sunward in their respective markets, information concerning the business, operations, property, assets, financial condition, operating results and prospects of each of NovaCopper and Sunward and the then historical trading prices of the NovaCopper Shares and the Sunward Shares.

  See “The Arrangement – Recommendation of the NovaCopper Board.”

     The NovaCopper Special Committee and the NovaCopper Board also considered a variety of risks and other potentially negative factors relating to the Arrangement including those matters described under the heading “Risk Factors Relating to the Arrangement”. The NovaCopper Special Committee and the NovaCopper Board believed that, overall, the anticipated benefits of the Arrangement to NovaCopper outweighed these risks and negative factors.

     In making their respective determinations and recommendations, the NovaCopper Special Committee and the NovaCopper Board also observed that a number of procedural safeguards were and are present to permit the NovaCopper Special Committee and the NovaCopper Board to represent effectively the interests of NovaCopper, minority NovaCopper Shareholders and NovaCopper’s other stakeholders, including, among others:

  Ability to Respond to Superior Proposals. Notwithstanding the limitations contained in the Arrangement Agreement on NovaCopper’s ability to solicit interest from third parties, the Arrangement Agreement allows NovaCopper to engage in discussions or negotiations with respect to an unsolicited written Acquisition Proposal at any time prior to the approval of the NovaCopper Resolution by the NovaCopper Shareholders and after the NovaCopper Board determines, in good faith, after consultation with its financial advisors and legal counsel, that such Acquisition could reasonably be expected to constitute or lead to a Superior Proposal with respect to NovaCopper.

  Reasonable Termination Fee. The amount of the Termination Fee, being $1 million, is reasonable in the circumstances and is reciprocal.

     The foregoing summary of the information and factors considered by the NovaCopper Special Committee and the NovaCopper Board is not intended to be exhaustive, but includes the material information and factors considered by the NovaCopper Special Committee and the NovaCopper Board in their respective consideration of the Arrangement. In view of the variety of factors and the amount of information considered in connection with the NovaCopper Special Committee and the NovaCopper Board’s evaluation of the Arrangement, they did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to each of the specific factors considered in reaching their respective conclusions and recommendations. The recommendations of the NovaCopper Special Committee and the NovaCopper Board were made after consideration of all of the above-noted and other factors and in light of their respective knowledge of the business, financial condition and prospects of NovaCopper and Sunward and were based upon the advice of the financial, legal and technical advisors to NovaCopper. In addition, individual members of the NovaCopper Board may have assigned different weights to different factors.

NovaCopper Fairness Opinion

     The NovaCopper Special Committee received the NovaCopper Fairness Opinion that concluded that, in the opinion of Haywood, as at April 21, 2015 and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be paid by NovaCopper in connection with the Arrangement is fair, from a financial point of view, to NovaCopper.

     See “The Arrangement –NovaCopper Fairness Opinion” on page 40 and “Appendix J – NovaCopper Fairness Opinion”.

Effects of the Arrangement

     If the Arrangement Resolution and the NovaCopper Resolution are passed, the Arrangement is approved by the Court and all of the other conditions to closing of the Arrangement are satisfied, NovaCopper will acquire all of the outstanding Sunward Shares, other than Dissent Shares which will be transferred to the Combined Company and cancelled at the Effective Time. Each Sunward Shareholder will be entitled to receive 0.3 of a NovaCopper Share in exchange for each Sunward Share held. If the Arrangement is completed, Sunward will become a direct wholly-owned subsidiary of NovaCopper.

     As soon as possible after the Effective Time, NovaCopper intends to incorporate the ULC and the ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and the ULC and Sunward will be continued as one unlimited liability corporation.

     See “The Arrangement Agreement – Description of the Arrangement” on page 44.

     If approved, the Arrangement will become effective at the Effective Time (which is expected to be at 12:01 (Vancouver time) or such other time as agreed to by NovaCopper and Sunward in writing on a date to be determined not later than the Outside Date, or such later date as may be agreed to in writing by Sunward and NovaCopper). At the Effective Time, the following will be deemed to occur in the following order without any further authorization, act or formality:

  each Sunward Share (other than any Sunward Shares held by NovaCopper and any Sunward Shares in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right) shall be deemed to be transferred to NovaCopper (free and clear of any liens) in exchange for 0.3 of a NovaCopper Share;

  each Sunward Share in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right shall be directly transferred and assigned by such Dissenting Shareholder to Sunward (free and clear of any liens) for cancellation, and each Dissenting Sunward Shareholder will cease to have any rights as a Sunward Shareholder other than the right to be paid by Sunward the fair value of such holder’s Sunward Shares;

  each outstanding Sunward Option will, without any further action on the part of any holder of Sunward Options, be exchanged for an Arrangement Option; and

  each Sunward DSU which is outstanding and has not vested will fully-vest automatically and be exchanged for the number of DSU Shares (rounded down to the nearest whole share) equal to (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU at the time of vesting.

     The maximum number of NovaCopper Shares issuable pursuant to the Arrangement is 45,647,213 which is equal to approximately 75% of the NovaCopper Shares that were issued and outstanding as of the date of the Arrangement Agreement. This number includes the NovaCopper Shares issuable in exchange for Sunward Shares and Sunward DSUs outstanding at the Effective Time, as well as NovaCopper Shares issuable on the exercise of the Arrangement Options regardless if the options are in-the-money. Following completion of the Arrangement and giving effect to the maximum number of shares issuable pursuant to the Arrangement, former NovaCopper Shareholders will own approximately 57% of the common shares of the Combined Company and former Sunward Shareholders will own approximately 43% of the common shares of the Combined Company.

     If only in-the-money Arrangement Options are included in the above calculation, (as such options are calculated to bein-the-money as at the date of this Circular), NovaCopper expects to issue 44,450,212 NovaCopper Shares, following which former NovaCopper Shareholders will own approximately 58% of the common shares of the Combined Company and former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company (which would leave 3,990,000 Arrangement Options, which are calculated to be not in-the money outstanding until they expire in accordance with their terms).

     See “The Arrangement – Description of the Arrangement” on page 44.

Sunward Shareholder Approval

     To be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101.

     See “The Arrangement – Sunward Shareholder Approval” on page 46.

NovaCopper Shareholder Approval

     To be effective, the NovaCopper Resolution must be approved, with or without variation, by the affirmative vote of a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

     See “The Arrangement – NovaCopper Shareholder Approval” on page 46.

Voting Agreements

     On April 22, 2015, NovaCopper entered into voting agreements with each of the Sunward Locked-Up Shareholders, pursuant to which such securityholders have agreed, among other things and subject to the terms and conditions of their respective voting agreements, to vote their Sunward Shares in favour of the Arrangement Resolution.

     Under the terms of the voting agreement entered into between NovaCopper and Gold First, a Sunward Locked-up Shareholder, NovaCopper has covenanted to, in accordance with all applicable Laws, take all reasonable steps as may be necessary to appoint the Gold First Board Nominees to the NovaCopper Board as of the Effective Time.

     See “The Arrangement – Voting Agreements” on page 47.

Court Approval and Completion of the Arrangement

     The Arrangement requires approval by the Court under Division 5 of Part 9 of the BCBCA. Prior to the mailing of this Circular, Sunward obtained the Interim Order providing for the calling and holding of the Sunward Meeting and other procedural matters. A copy of the Interim Order is attached hereto as Appendix H. A copy of the Petition in connection with the Final Order is attached hereto as Appendix G.

     Subject to the approval of the Arrangement Resolution by Sunward Shareholders at the Sunward Meeting and the approval of the NovaCopper Resolution by NovaCopper Shareholders at the NovaCopper Meeting, the hearing in respect of the Final Order is expected to take place on or about June 17, 2015 at 9:45 a.m. (Vancouver time) in the Courthouse at 800 Smithe Street, Vancouver, British Columbia, or as soon thereafter as is reasonably practicable.

     Any Sunward Shareholder or Sunward Optionholder or holder of Sunward DSUs or other person who wishes to participate, to appear, to be represented, and/or to present evidence or arguments at the hearing, must serve and file a Response as set out in the Interim Order appended hereto as Appendix H and as the Court may direct in the future. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. The Court has further been advised that the Final Order granted by the Court will constitute the basis for the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereof with respect to the NovaCopper Shares to be issued to holders of Sunward Shares and Sunward DSUs and Arrangement Options to be issued to Sunward Optionholders pursuant to the Arrangement. If the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the new date.

     Although Sunward’s and NovaCopper’s objective is to have the Effective Date occur as soon as possible after the Sunward Meeting and the NovaCopper Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in obtaining any required regulatory approvals or clearances. Sunward or NovaCopper may determine not to complete the Arrangement without prior notice to, or action on the part of, Sunward Shareholders or NovaCopper Shareholders.

     See “The Arrangement – Court Approval and Completion of the Arrangement” on page 49.

Stock Exchange Listing and Reporting Issuer Status

     The NovaCopper Shares currently trade on the TSX under the symbol “NCQ” and on the NYSE MKT under “NCQ”. NovaCopper has applied to the TSX and the NYSE MKT to list the NovaCopper Shares issuable: (i) under the Arrangement and (ii) upon the exercise of the Arrangement Options. It is a condition of closing that NovaCopper will have obtained approval of the TSX, subject only to the customary listing conditions of the TSX, and of the NYSE MKT, subject to notice of issuance. Following completion of the Arrangement, it is expected that the Sunward Shares will be de-listed from the TSX and Sunward will make an application to cease to be a reporting issuer under applicable Securities Laws.

     See “The Arrangement – Stock Exchange Listing and Reporting Issuer Status” on page 50.

Procedure for the Arrangement to Become Effective

     The Arrangement is proposed to be carried out pursuant to Division 5 of Part 9 of the BCBCA. The following procedural steps must be taken in order for the Arrangement to become effective:

  the Sunward Shareholder Approval and the NovaCopper Shareholder Approval must be obtained;

  the Court must grant the Final Order approving the Arrangement;

  all conditions precedent to the Arrangement as more particularly described in the Arrangement Agreement must be satisfied or waived by the appropriate Party; and

  if applicable, the Final Order, the Arrangement Records and related documents, in the form prescribed by the BCBCA, must be filed with the Registrar.

Information Relating to the Combined Company

Overview

     The Combined Company will be a publicly traded company engaged in the operation, development and exploration of mineral properties in the United States of America and Colombia, with a focus on advancing the high-grade copper Arctic deposit, which is part of the Upper Kobuk Mineral Projects located in Northwest Alaska.

Improved Cash Position and Manageable Capital Requirements

     NovaCopper believes that the post-closing capital requirements will be manageable and the cash acquired pursuant to the Arrangement will provide the capital resources necessary to significantly advance the development of the Upper Kobuk Mineral Projects.

Improved Capital Markets Presence

     The Combined Company will have a broader shareholder base with increased market liquidity and a larger public float. Based on the closing price of the NovaCopper Shares on the NYSE MKT on February 28, 2015, the Combined Company had a pro forma market capitalization of approximately $63 million.

Balanced Portfolio of Assets

     The Combined Company’s assets will include the Upper Kobuk Mineral Projects and the Titiribi Project.

Increased Measured and Indicated Resources

     The Titiribi Project is expected to increase NovaCopper’s total measured and indicated gold resources by 4.63 million ounces at an average measured and indicated gold resource grade of approximately 0.50 grams/tonne gold and by 6.01 million ounces of inferred gold resources at an average inferred gold resource grade of approximately 0.53 grams/tonne gold.

     See “Information Relating to the Combined Company – Increased Measured and Indicated Resources” on page 58.

Experienced Leadership

     NovaCopper’s CEO, Rick Van Nieuwenhuyse, will lead the Combined Company, while drawing upon the extensive strategic, operating and financial experience of both NovaCopper and Sunward. The principal executive office and headquarters of the Combined Company will be in Vancouver, British Columbia.

     See “Information Relating to the Combined Company – Overview” on page 56.

Summary Unaudited Pro Forma Financial Information

     The following summary unaudited pro forma consolidated financial information of NovaCopper has been derived from the unaudited pro forma consolidated financial statements of NovaCopper after giving effect to the Arrangement as at and for the three months ended February 28, 2015 and the year ended November 30, 2014, included in Appendix C to this Circular. The unaudited pro forma consolidated financial statements of NovaCopper have been compiled to illustrate the effect of the Arrangement from underlying financial statements of NovaCopper and Sunward prepared in accordance with US GAAP and IFRS, respectively. Adjustments have been made to prepare the unaudited pro forma consolidated financial statements of NovaCopper, in accordance with US GAAP, which adjustments are based on certain assumptions. Both the adjustments and the assumptions made in respect thereof are described in the notes to the unaudited pro forma consolidated financial statements.

     The following summary of unaudited pro forma financial information and the unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of: (i) the operating or financial results that would have occurred had the Arrangement actually occurred at the times contemplated by the notes to the unaudited pro forma consolidated financial statements; or (ii) of the results expected in future periods. You should read the unaudited pro forma consolidated financial information together with (i) the audited consolidated annual financial statements of Sunward for the years ended March 31, 2014 and March 31, 2013; (ii) the unaudited condensed consolidated interim financial statements for Sunward for the six months ended September 30, 2014 and September 30, 2013; (iii) the unaudited condensed consolidated interim financial statements of Sunward for the nine months ended December 31, 2014 and December 31, 2013; (iv) the audited consolidated annual financial statements of NovaCopper for the years ended November 30, 2014 and November 30, 2013; and (v) the unaudited interim consolidated financial statements of NovaCopper for the three months ended February 28, 2015 and February 28, 2014.

     See “Appendix C – Unaudited Pro Forma Consolidated Financial Statements of NovaCopper” on page C-1 for the unaudited pro forma consolidated financial statements of NovaCopper following completion of the Arrangement.

Pro-forma Balance Sheet	As at February 28, 2015 (1) (‘000’s of US dollars)
Cash and cash equivalents	24,229
Total current assets	25,003
Total assets	59,106
Total liabilities	843
Total equity	58,263
Total liabilities and equity	59,106

(1) Totals may not sum due to rounding.

Pro-forma Statement of Loss and Comprehensive Loss	For the three months ended February 28, 2015 (2) (‘000’s of US dollars)
General and administrative	672
Mineral properties expense	697
Total expenses	2,481
Asset Impairment	23,002
Loss for the period	25,486
Comprehensive loss for the period	25,518

(2) Totals may not sum due to only certain financial statement line items presented above.

Pro Forma Consolidated Capitalization

     The following table sets forth the consolidated capitalization of NovaCopper as at February 28, 2015 after giving effect to the Arrangement. For detailed information on the capitalization of Sunward as at December 31, 2014 and NovaCopper as at February 28, 2015, see Sunward’s unaudited interim consolidated financial statements for the nine month period ended December 31, 2014 and NovaCopper’s unaudited interim consolidated financial statements for the three months period ended February 28, 2014. See also the unaudited pro forma consolidated financial statements of NovaCopper following completion of the Arrangement set forth in Appendix C to this Circular.

Pro-forma Consolidated Capitalization	NovaCopper Inc. As at February 28, 2015(1) (‘000’s of US dollars)	Combined Company as at February 28, 2015 (after giving effect to the Arrangement) (1)(2) (‘000’s of US dollars)
Cash and cash equivalents	3,988	24,229
Sunward cash balance(3)		20,945
Exercise of Sunward options(4)		606
Transaction costs(5)		(1,310)
Total share capital	112,469	137,443
Arrangement(6)		24,124
Exercise of Sunward options(4)		850
Total capitalization	116,457	161,672

(1)	Totals may not sum due to rounding.
(2)

Totals in this column give effect to the Arrangement as if it had occurred on February 28, 2015, combined with the “Balance Sheet” of NovaCopper as at February 28, 2015 and Sunward as at December 31, 2014.

(3)	Sunward cash and cash equivalents balance as at December 31, 2014.
(4)	Gives effect to the exercise of in-the-money Arrangement Options held by Sunward stock option holders as at April 22, 2015, the date of the Arrangement Agreement.
(5)	Payment of estimated transaction costs of NovaCopper and Sunward of $1,310,000.
(6)	Gives effect to the issuance of 43,079,213 NovaCopper Shares exchanged for 143,597,376 Sunward Shares and DSUs outstanding as at April 22, 2015, the date of the Arrangement Agreement.

Governance and Management of the Combined Company

     Following completion of the Arrangement, the board of directors of the Combined Company will initially be comprised of nine directors, two of whom will be nominees of Gold First.

     See “Governance and Management of the Combined Company” on page 63.

Letter of Transmittal

     A Letter of Transmittal has been mailed, together with this Circular, to each person who was a registered holder of Sunward Shares on the Record Date. Each registered Sunward Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying Sunward Share certificate(s) (if applicable), in order to receive the NovaCopper Shares to which such Sunward Shareholder is entitled under the Arrangement. It is recommended that Sunward Shareholders complete, sign and return the Letter of Transmittal with accompanying Sunward Share certificate(s) (if applicable) to the Depositary as soon as possible. All deposits of Sunward Shares made under a Letter of Transmittal are irrevocable; however, in the event the Arrangement is not consummated the Depositary will promptly return any Sunward Share certificate(s) (if applicable) that have been deposited. The Letter of Transmittal is available on Sunward’s website at www.sunwardresources.com and on SEDAR at www.sedar.com.

     See “The Arrangement – Letter of Transmittal” and “The Arrangement – Exchange Procedure” on pages 50 and 51, respectively.

Information Relating to Sunward

     Sunward is a corporation existing under the BCBCA, and maintains its principal and head office at Suite 1410, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7. Sunward is a publicly traded company that is in the business of acquiring, exploring, evaluating and developing mineral property concessions in Colombia. Sunward’s primary asset is the Titiribi Project located in the Antioquia department, Colombia.

     See “Appendix A – Information Relating to Sunward” on page A-1.

Information Relating to NovaCopper

     NovaCopper is a corporation existing under the BCBCA and maintains its registered office at Suite 2600 – 595 Burrard Street, Vancouver, British Columbia, V7X 1L3. NovaCopper is a publicly traded company engaged in the development and exploration of the high-grade copper-zinc-lead-gold-silver Upper Kobuk Mineral Projects located in Northwest Alaska.

     See “Appendix B – Information Relating to NovaCopper” on page B-1.

Dissent Rights

     The Interim Order expressly provides registered holders of Sunward Shares with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Sunward Shareholder is entitled to be paid the fair value (determined as of immediately before the passing of the Arrangement Resolution) of all, but not less than all, of the holder’s Sunward Shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.

     To exercise Dissent Rights, a Sunward Shareholder must dissent with respect to all Sunward Shares of which it is the registered and beneficial owner. A registered Sunward Shareholder who wishes to dissent must deliver written notice of dissent to Sunward as set forth above and such notice of dissent must strictly comply with the requirements of section 242 of the BCBCA as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order. Any failure by a Sunward Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights. Beneficial Shareholders who wish to exercise Dissent Rights must cause each registered Sunward Shareholder holding their Sunward Shares to deliver the notice of dissent.

     See “Rights of Dissenting Sunward Shareholders” on page 107.

Summary of Certain Canadian Federal Income Tax Considerations

     Generally, a Sunward Shareholder will not recognize a capital gain or a capital loss in respect of the exchange of Sunward Shares unless the Sunward Shareholder chooses to recognize any portion of the capital gain or capital loss otherwise arising by taking the positive step of reporting the capital gain or capital loss in the Sunward Shareholder’s tax return under the Tax Act for the Sunward Shareholder’s taxation year in which the exchange occurs.

     Non-Resident Holders will generally not be taxable in Canada with respect to any capital gains generated on the disposition of Sunward Shares pursuant to the Arrangement as long as such Sunward Shares do not constitute “taxable Canadian property” as defined in the Tax Act.

     The foregoing summary is qualified in its entirety by the more detailed summary set forth in this Circular under the heading “Certain Canadian Federal Income Tax Considerations”. Sunward Shareholders should consult their own tax advisors regarding the Canadian federal tax consequences of the Arrangement.

Summary of Certain United States Federal Income Tax Considerations

     The exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement, together with the amalgamation of Sunward and ULC, should qualify as a tax-deferred “Reorganization” within the meaning of Section 368(a) of the Code provided that such share exchange and amalgamation are treated as a single integrated transaction for U.S. federal income tax purposes. However, neither Sunward nor NovaCopper has sought or obtained either a ruling from the IRS or an opinion of counsel regarding any of the tax consequences of the Arrangement. Accordingly, there can be no assurance that the IRS will not challenge the qualification of the Arrangement as a Reorganization or that the U.S. courts would uphold the qualification of the Arrangement as a Reorganization in the event of an IRS challenge.

     Assuming the Arrangement qualifies as a Reorganization, and subject to special rules applicable to interests in a PFIC, as discussed under “Certain United States Federal Income Tax Considerations” below, U.S. Holders should not recognize gain or loss for U.S. federal income tax purposes on the exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement.

     U.S. Holders may be required by the PFIC rules to recognize taxable gain or income subject to tax at ordinary income tax rates and to incur an interest charge on a deemed income deferral benefit. This description of U.S. federal income tax consequences of the Arrangement is qualified in its entirety by the longer discussion under “Certain United States Federal Income Tax Considerations” below, and neither this description nor the longer discussion is intended to be legal or tax advice to any particular U.S. Holder. Accordingly, U.S. Holders should consult their own tax advisors with respect to their particular circumstances.

Risk Factors

     There are a number of risk factors relating to the Arrangement, the business of Sunward, the business of NovaCopper and the NovaCopper Shares all of which should be carefully considered by Sunward Shareholders and NovaCopper Shareholders.

     See “Risk Factors Relating to the Arrangement” on page 103, “Appendix A – Information Relating to Sunward – Risk Factors” on page A-42 and “Appendix B – Information Relating to NovaCopper – Risk Factors” on page B-71.

Canadian Securities Law Matters

     The NovaCopper Shares to be issued in exchange for Sunward Shares pursuant to the Arrangement will be issued in reliance upon exemptions from the prospectus requirements of securities legislation in each province of Canada in which NovaCopper is a reporting issuer. Subject to certain disclosure and regulatory requirements and to customary restrictions applicable to distributions of shares that constitute “control distributions”, NovaCopper Shares issued pursuant to the Arrangement will be freely tradable and may be resold in each province and territory in Canada.

United States Securities Law Matters

     The NovaCopper Shares issuable to Sunward Shareholders in exchange for Sunward Shares and Sunward DSUs and the Arrangement Options issuable to Sunward Optionholders under the Arrangement have not been and will not be registered under the U.S. Securities Act, and such securities will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereof.

     The NovaCopper Shares to be received by Sunward Shareholders and holders of DSUs upon completion of the Arrangement may be resold without restriction in the United States, except in respect of resales by persons who are “affiliates” (within the meaning of Rule 144 under the U.S. Securities Act”) of NovaCopper at the time of such resale or who have been affiliates of NovaCopper within 90 days before such resale. Further, the NovaCopper Shares issuable upon the exercise of the Arrangement Options in the United States after the Effective Time will not be issued in reliance upon Section 3(a)(10) of the U.S. Securities Act and such options may be exercised only pursuant to registration under the U.S. Securities Act or an available exemption from the registration requirements of the U.S. Securities Act and pursuant to any applicable state securities laws and, if issued in the United States pursuant to an exemption from the registration requirements of the U.S. Securities Act, will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act and will be subject to transfer restrictions. NovaCopper intends to file a registration statement on Form S-8 with the SEC registering the NovaCopper Shares issuable upon exercise of the Arrangement Options, and, accordingly, it is not anticipated that these NovaCopper Shares will be “restricted securities” if the Arrangement Options are exercised pursuant to the registration statement.

     See “Regulatory Matters – United States Securities Law Matters” on page 86.

THE ARRANGEMENT

Background to the Arrangement

     On January 14, 2015, Electrum contacted NovaCopper’s CEO, Rick Van Nieuwenhuyse and CFO, Elaine Sanders with the idea of combining Sunward with NovaCopper. Around the same time Sunward's CEO, Philip O'Neill was also contacted by Electrum through a common director, to consider a possible combination of the two companies.

     Following brief preliminary discussions among the respective CEOs, on January 21, 2015, NovaCopper and Sunward entered into a confidentiality agreement pursuant to which both parties agreed to disclose confidential information to each other for consideration of a possible and mutually acceptable negotiated transaction including an acquisition of assets of one of the parties by the other or an acquisition of one of the parties by the other by way of take-over bid, share purchase agreement, amalgamation, or otherwise. The confidentiality agreement included a standstill clause, non-solicitation clause and an area of interest clause for a period of two years.

     On January 23, 2015, the NovaCopper Board met to, among other things, review the strategic and financial merits of a combination with Sunward. At that meeting, the NovaCopper Board formed the NovaCopper Special Committee consisting of Janice Stairs, Tony Giardini and Clynton Nauman, each of whom are independent of any relationship with the common significant shareholders of NovaCopper and Sunward, to review and advise the NovaCopper Board on a potential transaction with Sunward, to consider, assess and examine any other strategic alternatives and to ultimately make a recommendation to the NovaCopper Board regarding the proposed transaction with Sunward and/or any other potential strategic alternatives that may develop.

     On January 26, 2015 the Sunward Special Committee was constituted by the Sunward Board to consider the proposed transaction with NovaCopper.

     On February 6, 2015 the Sunward Special Committee met and was updated by management of Sunward on the status of discussions with NovaCopper and the plans for due diligence site visits to NovaCopper's properties in Alaska as part of Sunward's due diligence on NovaCopper.

     On February 13, 2015, the NovaCopper Special Committee met to receive an update from management on due diligence activities with respect to Sunward and to discuss retaining legal counsel in Colombia to assist with the due diligence.

     On February 15, 2015 the Sunward Special Committee met with management of Sunward to discuss due diligence procedures and retaining an outside consultant to undertake engineering due diligence on NovaCopper's Arctic Project.

     On February 18 and 19, 2015, Rick Van Nieuwenhuyse and Joseph Piekenbrock visited the Titiribi site in Colombia as part of NovaCopper’s due diligence on Sunward.

     On February 21, 2015 the Sunward Special Committee and Philip O'Neill met at NovaCopper's office to discuss and review data on NovaCopper's Alaska projects with NovaCopper management. Later that day and the following day Philip O’Neill and William Hayden visited Alaska, USA as part of Sunward’s due diligence on NovaCopper and reviewed drill core samples from the Upper Kobuk Mineral Projects stored in Fairbanks.

     On February 23, 2015, the NovaCopper Special Committee met to receive an update from management on due diligence activities and discussed entering into a non-binding letter of intent with Sunward.

     On February 23, 2015 the Sunward Special Committee met to discuss the results from the property visit and to receive an update from management on negotiation of the terms of the transaction.

     On February 24, 2015, the NovaCopper Board met to, among other things, receive an update from the NovaCopper Special Committee and management on their due diligence activities.

     On March 12, 2015, the NovaCopper Special Committee met to approve the submission of a non-binding letter of intent to Sunward. Shortly thereafter, NovaCopper submitted its initial non-binding letter of intent, which included a limited period of exclusivity for NovaCopper to complete its due diligence and negotiate definitive agreements with Sunward. Later that day, following discussions between Rick Van Nieuwenhuyse and Philip O’Neill, NovaCopper submitted a revised letter of intent.

     On March 13, 2015 the Sunward Special Committee met to discuss receipt of two separate offers from NovaCopper the previous day.

     On March 13, 2015, NovaCopper executed an engagement letter with Haywood to act as financial advisor to the Special Committee.

     On March 16 and March 17, 2015 the Sunward Special Committee received unsolicited offers from two other parties for a possible business combination.

     On March 18, 2015, the NovaCopper Special Committee met and received an update from management that Sunward had advised NovaCopper that they were reviewing other offers.

     On March 19, 2015, after negotiations between the two companies’ CEOs, NovaCopper submitted a revised non-binding letter of intent, adjusting the exchange ratio to 0.2714.

     On March 20, 2015, the Sunward Special Committee met with management to discuss the March 19 offer from NovaCopper.

     On March 22, 2015 the Sunward Special Committee met with management to discuss unsolicited offers from other parties that had been presented to Sunward.

     On March 24, 2015, the NovaCopper Special Committee met and received a further update from management indicating that it had not received any response from Sunward.

     On March 25, 2015 the Sunward Board of Directors met and received advice from the Sunward Special Committee that it had not yet received an acceptable offer from NovaCopper and that it had received offers from two other parties. The Sunward Board resolved to constitute a new special committee with a broadened mandate to consider competing offers.

     On March 26, 2015, after further discussions between the two companies’ CEOs, NovaCopper submitted a revised non-binding letter of intent, adjusting the exchange ratio to 0.300.

     On March 28, 2015 the Sunward Special Committee met with management to discuss the March 26 offer from NovaCopper. The Special Committee determined that the March 26 offer was acceptable from a financial point of view and should be accepted, subject to receipt of a fairness opinion and revision of certain language in the offer letter. The Special Committee had an informal discussion with all board members and it was agreed that since competing offers could not be solicited, that the Sunward Special Committee, and not the new special committee would continue to deal with ongoing negotiations with NovaCopper.

     On March 31, 2015, NovaCopper and Sunward executed a non-binding letter of intent (the "LOI") with respect to a proposed combination transaction. The letter of intent provided for an exclusivity period of 30 days from the date of the letter of intent to complete due diligence and negotiate definitive agreements.

     On April 1, 2015, the NovaCopper Special Committee provided a written memorandum to the Board of Directors describing the status of negotiations with Sunward.

     On April 1, 2015, the Sunward Special Committee appointed Cormark as its financial advisor.

     On April 13, 2015, the NovaCopper Special Committee met and received an update from management on due diligence activities, definitive agreement negotiations and document preparation as well as updates from NovaCopper’s legal and financial advisors.

     On April 15, 2015, the NovaCopper Special Committee provided a written memorandum to the Board of Directors summarizing the status of due diligence activities and negotiations of definitive agreements.

     On April 17, 2015 the Sunward Special Committee provided a memorandum to the Board of Directors of Sunward summarizing the LOI, the definitive agreement provisions, the activities of the Sunward Special Committee and summaries of the due diligence reviews of NovaCopper.

     On April 17, 2015, the NovaCopper Special Committee met and received an update report from management on preliminary due diligence findings.

     On April 21, 2015, the Sunward Special Committee met and received a verbal summary of the fairness opinion from Cormark Securities Inc. Cormark confirmed their preliminary report that it was their opinion that the Arrangement was fair, from a financial point of view, to Sunward Shareholders. The Sunward Special Committee determined that the consideration per Sunward Share to be received by Sunward Shareholders pursuant to the Arrangement was fair from a financial point of view, to Sunward Shareholders and that the Sunward Special Committee recommend to the Sunward Board that Sunward Board approve the Arrangement Agreement and recommend that the Sunward shareholders vote in favour of the Arrangement.

     Later on April 21, 2015 the Sunward Board met and received a report from the Sunward Special Committee, an initial report from Cormark on its fairness opinion, and reviewed the materials provided by the Special Committee prior to the meeting. After consultation with its financial and legal advisors and based, in part, on the oral fairness opinion from Cormark, the Sunward Board unanimously determined, with Messrs. Lang and Levental declaring their interest and abstaining, that the proposed transaction is fair to Sunward, approved and authorized the Arrangement Agreement and resolved to recommend that Sunward Shareholders vote in favour of the Arrangement Resolution.

     On April 21, 2015, the NovaCopper Special Committee met and received a report from management regarding confirmatory due diligence and met with Haywood to hear their views regarding the fairness, from a financial point of view, of the Arrangement to NovaCopper. At this meeting, Haywood delivered a report that confirmed the Arrangement is fair, from a financial point of view, to NovaCopper. Legal advisors also reviewed terms of a draft Arrangement Agreement and draft forms of Voting Support Agreements.

     On April 22, 2015, the NovaCopper Board met and received a report from the NovaCopper Special Committee, the draft Arrangement Agreement and draft form of Voting Agreement and other related matters. After consultation with its financial and legal advisors and based upon, among other things, receipt of an oral fairness opinion from Haywood, the NovaCopper Board unanimously determined, with Messrs. Lang, Levental and Kaplan declaring their interest and abstaining, that the proposed transaction is fair to NovaCopper, approved and authorized the Arrangement Agreement and the Voting Support Agreements and resolved to recommend that NovaCopper Shareholders vote in favour of the NovaCopper Resolution. Following the meeting, NovaCopper and Sunward entered into the Arrangement Agreement, and NovaCopper entered into Voting Agreements with the directors and executive officers of Sunward and certain shareholders of Sunward.

     On April 23, 2015, a joint press release was disseminated prior to the opening of markets.

Collateral Benefits

     Pursuant to an employment agreement entered into between Sunward and Philip O'Neill, the CEO of Sunward, Philip O'Neill will receive a lump sum payment if he is terminated within 12 months of a change of control and “as a result of” the transaction (see “Information Relating to Sunward – Termination and Change of Control Benefits Provisions in Employment Contracts”). The Arrangement will constitute a change of control as defined in the employment agreement. As a result, the lump sum payment falls within the definition of a “collateral benefit” in MI 61-101, and does not fall within any of the exemptions from collateral benefits within the definition. Sunward will therefore be required to obtain majority of the minority approval for the Arrangement at the Sunward Meeting.

Recommendation of the Sunward Special Committee

     After careful consideration, including consultation with its legal and independent financial advisors, the Sunward Special Committee unanimously determined that the consideration to be received by Sunward Shareholders is fair from a financial point of view and the Arrangement is in the best interests of Sunward and resolved to recommend that the Sunward Board approve the Arrangement Agreement and that the Sunward Board recommend to the Sunward Shareholders that they vote their Sunward Shares FOR the Arrangement Resolution.

Recommendation of the Sunward Board

     After careful consideration, and following the unanimous recommendation of the Sunward Special Committee, the Sunward Board unanimously approved and accepted the report of the Sunward Special Committee and the Sunward Fairness Opinion and unanimously determined that the consideration to be received by Sunward Shareholders is fair from a financial point of view and the Arrangement is in the best interests of Sunward. The Sunward Board unanimously approved the Arrangement Agreement and recommends that Sunward Shareholders vote their Sunward Shares FOR the Arrangement Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the Sunward Board meeting in respect of the Arrangement Resolution and related matters.

Reasons for the Recommendations of the Sunward Special Committee and the Sunward Board

     In making their respective recommendations, the Sunward Special Committee and the Sunward Board consulted with Sunward’s management, legal, financial and technical advisors and the Sunward Special Committee and Cormark. Each also reviewed a significant amount of financial and technical information relating to NovaCopper and Sunward and considered a number of factors, including those listed below. The following disclosure includes forward-looking information and readers are cautioned that actual results may vary.

     In making their respective determinations and recommendations, the Sunward Special Committee and the Sunward Board considered and relied upon a number of substantive factors, including, among others:

  Premium to Sunward Shareholders. The consideration being offered to Sunward Shareholders implied a share price premium for Sunward Shareholders as of the date of the Arrangement Agreement. The Exchange Ratio represents the equivalent of US$0.1841 per Sunward Share based on the closing price of the NovaCopper Shares on the NYSE MKT as of April 22, 2015, and represents the equivalent of US$0.1865 per Sunward Share based on the 20-day volume weighted average price (“VWAP”) of the NovaCopper Shares on the NYSE MKT as of the same date. The Exchange Ratio implies a total transaction value of approximately US$27.6 million on a VWAP basis. The consideration represents a significant premium to Sunward’s current share price as well as a premium to Sunward’s third quarter cash per share position of US$21 million, implying a premium of approximately 131% to Sunward Shareholders.

  Substantial Pro-Forma Ownership of NovaCopper. Following completion of the Arrangement, former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company, which will provide attractive growth potential from the Upper Kobuk Mineral Projects.

  Extensive Due Diligence. Sunward’s management team and technical services personnel completed a detailed review of NovaCopper and the Upper Kobuk Mineral Projects.

  Increased Capital Markets Presence. The Combined Company will have a broader shareholder base with expected increased market liquidity and a larger public float than Sunward alone. As of February 28, 2015 and after giving effect to the Arrangement, the Combined Company would have a pro forma market capitalization of approximately $63 million. See “Information Relating to the Combined Company – Overview”.

  Sunward Fairness Opinion. The Sunward Special Committee received the Sunward Fairness Opinion from Cormark that concluded that, subject to the assumptions, limitations and qualifications set out therein, as at April 21, 2015, the Arrangement is fair, from a financial point of view, to Sunward Shareholders. See “The Arrangement –Sunward Fairness Opinion” and “Appendix I – Sunward Fairness Opinion”.

  Support of Significant Shareholders. Sunward’s four largest shareholders and all of the directors and officers of Sunward have entered into Voting Agreements pursuant to which, and subject to the terms of which, they have agreed, among other things, to vote their Sunward Shares in favour of the Arrangement Resolution. The Sunward Locked-Up Shareholders collectively beneficially owned or exercised control or direction over, in aggregate, 99,473,200 Sunward Shares, 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing 69.9% of the Sunward Shares on a non-diluted basis, and 76.4% of the Sunward Shares on a fully-diluted basis, as of the date of the Arrangement Agreement. See “The Arrangement – Voting Agreements”.

  Appointment of Gold First Board Nominees. NovaCopper will, in accordance with all applicable Laws, appoint two nominees of Gold First to the NovaCopper Board as of the Effective Time.

  Other Factors. The Sunward Special Committee also considered the Arrangement with reference to the results of operations of Sunward, as well as its prospects, strategic alternatives and competitive position, including the risks involved in achieving those prospects and following those alternatives in light of current market conditions.

     The Sunward Special Committee and Sunward Board also considered the risks relating to the Arrangement including those matters described under the heading “Risk Factors Relating to the Arrangement”. The Sunward Special Committee and Sunward Board believed that, overall, the anticipated benefits of the Arrangement to Sunward outweighed any risks.

     In making their respective determinations and recommendations, the Sunward Special Committee and the Sunward Board also observed that a number of procedural safeguards were in place and are present to permit the Sunward Special Committee and the Sunward Board to represent the interests of Sunward, the Sunward Shareholders, minority Shareholders of Sunward and Sunward’s other stakeholders. These procedural safeguards include, among others:

  Role of the Sunward Special Committee. The evaluation and negotiation process was conducted by the Sunward Special Committee, being members of the Sunward Board who are independent of management and who have no financial interest in the Arrangement that is different from that of the Sunward Shareholders. The Sunward Special Committee met regularly with Sunward’s advisors and management and retained its own independent financial advisor.

  Ability to Respond to Superior Proposals. Notwithstanding the limitations contained in the Arrangement Agreement on Sunward’s ability to solicit interest from third parties, the Arrangement Agreement allows Sunward to engage in discussions or negotiations with respect to an unsolicited written Acquisition Proposal (including from a person currently subject to a standstill agreement) at any time prior to the approval of the Arrangement Resolution by the Sunward Shareholders and after the Sunward Board determines, in good faith, after consultation with its financial advisors and legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal with respect to Sunward.

  Reasonable Termination Fee. The amount of the Termination Fee, being $1 million, is reasonable in the circumstances, the circumstances under which it is payable are reciprocal and should not be an impediment to another party making an Acquisition Proposal to Sunward.

  Shareholder and Court Approvals. The Arrangement is subject to the following securityholder and Court approvals, which protect Sunward Shareholders:

  To be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

  (i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders, present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

  (ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101; and

  the Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and the reasonableness of the Arrangement to Sunward Shareholders.

  Dissent Rights. The availability of rights of dissent to registered Sunward Shareholders with respect to the Arrangement.

     The foregoing summary of the information and factors considered by the Sunward Special Committee and the Sunward Board is not intended to be exhaustive, but includes the material information and factors considered by the Sunward Special Committee and the Sunward Board in their respective consideration of the Arrangement. In view of the variety of factors and the amount of information considered in connection with the Sunward Special Committee’s and the Sunward Board’s evaluation of the Arrangement, they did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to each of the specific factors considered in reaching their respective conclusions and recommendations. The recommendations of the Sunward Special Committee and the Sunward Board were made after consideration of all of the above-noted and other factors and in light of their respective knowledge of the business, financial condition and prospects of Sunward and were based upon the advice of the financial, technical and legal advisors to Sunward and the Sunward Special Committee. In addition, individual members of the Sunward Special Committee and the Sunward Board may have assigned different weights to different factors in reaching their own conclusion as to the fairness of the Arrangement.

     Notice to U.S. Securityholders of Sunward: Sunward is a “foreign private issuer,” within the meaning of Rule 3b-4 under the U.S. Exchange Act, and the solicitation of proxies for the Sunward Meeting is not subject to the requirements of the United States proxy rules. Accordingly, with respect to the solicitation of Sunward Shareholder proxies this Circular, including the disclosure relating to the Sunward Fairness Opinion, has been prepared in accordance with disclosure requirements applicable in Canada. Sunward Shareholders in the United States should be aware that such requirements are different from those applicable to proxy statements under the U.S. Exchange Act.

Sunward Fairness Opinion

     The following is only a summary of the Sunward Fairness Opinion. The Sunward Fairness Opinion has been prepared as of April 21, 2015 for the use of the Sunward Special Committee and for inclusion in this Circular. The Sunward Fairness Opinion was permitted to be, and was, relied upon by the Sunward Board. The following summary is qualified in its entirety by the full text of the Sunward Fairness Opinion. A copy of the Sunward Fairness Opinion is attached hereto as Appendix I and forms part of this Circular. Shareholders are urged to read the full text of the Sunward Fairness Opinion and should consider the same in its entirety. The Sunward Fairness Opinion does not constitute a recommendation to any Shareholder as to how such Shareholder should vote in respect of the Arrangement.

Engagement of Cormark

     Cormark was engaged by the Sunward Special Committee pursuant to an engagement letter dated April 1, 2015 (the “Cormark Engagement Letter”) to provide financial advice and assistance to the Sunward Special Committee in evaluating the Arrangement, including the preparation and delivery to the Sunward Special Committee of an opinion as to the fairness, from a financial point of view, of the consideration to be paid by NovaCopper pursuant to the Arrangement. The terms of the Cormark Engagement Letter provide that Cormark is to be paid a fee on delivery of the Sunward Fairness Opinion (the “Sunward Fairness Opinion Fee”), and that such fee is not contingent in whole or in part on the success of the Arrangement or on the conclusions reached in the Sunward Fairness Opinion. Cormark is to be reimbursed for its reasonable out-of-pocket expenses, and is to be indemnified by Sunward, in certain circumstances, against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services under the Cormark Engagement Letter.

Independence of Cormark

     Neither Cormark, nor any of its affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (British Columbia)) of NovaCopper, Sunward, or any of their respective associates or affiliates (collectively, the “Interested Parties”).

     Cormark has not been engaged to provide any financial advisory services nor has it participated in any underwriting involving NovaCopper, Sunward, or any of their associates or affiliates during the 24-month period preceding the date Cormark was first contacted in respect of the Arrangement with the exception of acting as co-bookrunner on NovaCopper’s withdrawn US$10 million common share offering in February 2014.

     Cormark acts as a trader and dealer, both as principal and agent, in all major financial markets in Canada and, as such, may have had, may have, and may in the future have, positions in the securities of NovaCopper or other Interested Parties and, from time to time, may have executed or may execute transactions on behalf of such entities or other clients for which it may have received or may receive compensation. As an investment dealer, Cormark conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Arrangement, NovaCopper, or other Interested Parties.

     There are no understandings, agreements or commitments between Cormark and NovaCopper, Sunward or any other Interested Party with respect to any future financial advisory or investment banking business. Cormark may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for NovaCopper, Sunward or any other Interested Party.

General Assumptions and Limitations

     Cormark was not asked to prepare and did not prepare a formal valuation of Sunward, NovaCopper or any of their respective securities or assets and the Sunward Fairness Opinion should not be construed as such. Cormark has, however, conducted such analyses as it considered necessary in the circumstances. In addition, the Sunward Fairness Opinion is not, and should not be construed as, advice as to the price at which the NovaCopper or Sunward shares may trade at any future date. Cormark similarly was not engaged to review any legal, tax or accounting aspects of the Arrangement. Cormark relied upon, without independent verification or investigation, the assessment by Sunward and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, the Sunward Fairness Opinion does not address the relative merits of the Arrangement as compared to any other transaction involving Sunward, the prospects or likelihood of any alternative transaction or any other possible transaction involving Sunward, its assets or its securities.

     Cormark relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from public sources or provided to it by or on behalf of Sunward and its directors, officers, agents and advisors or otherwise (collectively, the “Information”) and Cormark assumed that this Information does not omit any material fact or any fact necessary to be stated to make that Information not misleading. The Sunward Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of such Information including the absence of any undisclosed material change, and subject to the exercise of professional judgment and except as expressly described in the Sunward Fairness Opinion, Cormark has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information.

     With respect to financial and operating forecasts, projections, estimates and/or budgets provided to Cormark and used in the analyses supporting the Sunward Fairness Opinion, Cormark has noted that projecting future results of any company is inherently subject to uncertainty. In rendering the Sunward Fairness Opinion, Cormark expressed no view as to the reasonableness of such forecasts, projections, estimates and/or budgets or the assumptions on which they are based.

     In preparing the Sunward Fairness Opinion, Cormark also assumed that the disclosure provided in the Circular and any other documents prepared in connection with the Arrangement are accurate in all material respects and will comply with the requirements of all applicable laws, that all of the conditions required to implement the Arrangement will be met, that the procedures being followed to implement the Arrangement are valid and effective, and that the Circular will be distributed to Sunward shareholders in accordance with applicable laws.

Sunward Fairness Opinion

     Cormark is of the opinion that, as at of April 21, 2015, the Arrangement is fair, from a financial point of view, to the Sunward Shareholders.

Recommendation of the NovaCopper Special Committee

     Based on its considerations and investigations, including receipt of the NovaCopper Fairness Opinion, and after consultation with management, its legal and independent financial advisors, the NovaCopper Special Committee unanimously determined that the Consideration to be paid by NovaCopper is fair to the NovaCopper Shareholders and the Arrangement is in the best interest of NovaCopper and resolved to recommend that the NovaCopper Board accept the NovaCopper Fairness Opinion, approve the Arrangement Agreement and recommend to the NovaCopper Shareholders that they vote their NovaCopper Shares FOR the NovaCopper Resolution.

Recommendation of the NovaCopper Board

     After careful consideration, including consultation with its independent legal and financial advisors, the NovaCopper Board unanimously determined that the Arrangement is fair to NovaCopper Shareholders and in the best interests of NovaCopper. The NovaCopper Board unanimously recommends that NovaCopper Shareholders vote their NovaCopper Shares FOR the NovaCopper Resolution. Mr. Gregory A. Lang and Mr. Igor Levental, directors of each of NovaCopper and Sunward, declared their interest and abstained from voting at the NovaCopper Board meeting in respect of the NovaCopper Resolution. Dr. Thomas Kaplan also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

Reasons for the Recommendations of the NovaCopper Special Committee and the NovaCopper Board

     In making its recommendation, the NovaCopper Special Committee and the NovaCopper Board consulted with NovaCopper’s management, legal, financial and technical advisors and in the case of the NovaCopper Board, with the NovaCopper Special Committee and Haywood. Each also reviewed a significant amount of financial and technical information relating to Sunward and considered a number of factors, including those listed below. The following includes forward-looking information and readers are cautioned that actual results may vary.

     In making their respective determinations and recommendations, the NovaCopper Special Committee and the NovaCopper Board considered and relied upon a number of substantive factors, including, among others:

  Enhanced Cash Position. Following completion of the Arrangement, the cash position of the Combined Company will provide the capital resources necessary to significantly advance the development of the Upper Kobuk Mineral Projects.

  Increased Capital Market Presence. Upon completion of the Arrangement, the Combined Company will have a broader shareholder base with expected increased market liquidity and a larger public float than NovaCopper presently. As of February 28, 2015, the Combined Company had a pro forma market capitalization of approximately $63 million compared with NovaCopper’s market capitalization of approximately $36 million.

  Extensive Due Diligence. NovaCopper’s management team and technical services team completed a very detailed due diligence review on Sunward and the Titiribi Project, which included site visits and a detailed technical review of the Titiribi Project’s resource estimates and the Titiribi Report.

  NovaCopper Fairness Opinion. The NovaCopper Special Committee received the NovaCopper Fairness Opinion that concluded that, in the opinion of Haywood, as of April 21, 2015 and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be paid by NovaCopper in connection with the Arrangement is fair, from a financial point of view, to NovaCopper. See “The Arrangement – NovaCopper Fairness Opinion” and “Appendix J – NovaCopper Fairness Opinion”.

  Further Asset Diversification. The completion of the Arrangement will diversify NovaCopper’s portfolio in a mining regions in Colombia with a long history of precious metals production.

  Appointment of Gold First Board Nominees. NovaCopper will, in accordance with all applicable Laws, appoint two nominees to the NovaCopper Board as of the Effective Time.

  Other Factors. The NovaCopper Board also considered the Arrangement with reference to the current economic, industry and market trends affecting each of NovaCopper and Sunward in their respective markets, information concerning the business, operations, property, assets, financial condition, operating results and prospects of each of NovaCopper and Sunward and the then historical trading prices of the NovaCopper Shares and the Sunward Shares.

     The NovaCopper Special Committee and the NovaCopper Board also considered a variety of risks and other potentially negative factors relating to the Arrangement including those matters described under the heading “Risk Factors Relating to the Arrangement”. The NovaCopper Special Committee and the NovaCopper Board believed that, overall, the anticipated benefits of the Arrangement to NovaCopper outweighed these risks and negative factors.

     In making their respective determinations and recommendations, the NovaCopper Special Committee and the NovaCopper Board also observed that a number of procedural safeguards were and are present to permit the NovaCopper Special Committee and the NovaCopper Board to represent effectively the interests of NovaCopper, minority NovaCopper Shareholders and NovaCopper’s other stakeholders, including, among others:

  Ability to Respond to Superior Proposals. Notwithstanding the limitations contained in the Arrangement Agreement on NovaCopper’s ability to solicit interest from third parties, the Arrangement Agreement allows NovaCopper to engage in discussions or negotiations with respect to an unsolicited written Acquisition Proposal at any time prior to the approval of the NovaCopper Resolution by the NovaCopper Shareholders and after the NovaCopper Board determines, in good faith, after consultation with its financial advisors and legal counsel, that such Acquisition could reasonably be expected to constitute or lead to a Superior Proposal.

  Reasonable Termination Fee. The amount of the Termination Fee, being $1 million, is reasonable in the circumstances.

     The foregoing summary of the information and factors considered by the NovaCopper Special Committee and the NovaCopper Board is not intended to be exhaustive, but includes the material information and factors considered by the NovaCopper Special Committee and the NovaCopper Board in their respective consideration of the Arrangement. In view of the variety of factors and the amount of information considered in connection with the NovaCopper Special Committee and the NovaCopper Board’s evaluation of the Arrangement, they did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to each of the specific factors considered in reaching their respective conclusions and recommendations. The recommendations of the NovaCopper Special Committee and the NovaCopper Board were made after consideration of all of the above-noted and other factors and in light of their respective knowledge of the business, financial condition and prospects of NovaCopper and Sunward and were based upon the advice of financial, legal and technical advisors to NovaCopper. In addition, individual members of the NovaCopper Board may have assigned different weights to different factors.

NovaCopper Fairness Opinion

     NovaCopper retained Haywood Securities Inc. to render a fairness opinion to the Special Committee of the Board of Directors of NovaCopper as to the fairness, from a financial point of view, of the consideration to be paid by NovaCopper. On April 21, 2015 at a meeting of the Special Committee of the Board of Directors of NovaCopper held to evaluate the Transaction, Haywood delivered its oral Fairness Opinion, which opinion was subsequently confirmed by delivery of its written opinion dated April 21, 2015, to the effect that, as of that date and subject to the assumptions, limitations and qualifications set out therein, the consideration to be paid by NovaCopper was fair, from a financial point of view, to NovaCopper. Haywood does not have any obligation to update, revise or reaffirm its opinion.

     The full text of Haywood’s written opinion, dated as of April 21, 2015, is attached as Appendix J to this proxy statement. NovaCopper shareholders are encouraged to read Haywood’s opinion for a discussion of, among other things, the procedures followed, assumptions made, matters considered, and limitations on the review undertaken. The following summary is qualified in its entirety by reference to the full text of such opinion. Haywood’s analysis and opinion were prepared for and is addressed to the Special Committee of the Board of Directors of NovaCopper, and related only to the fairness, from a financial point of view, to NovaCopper of the consideration payable in the Transaction. Haywood’s opinion does not address any other aspect of the Transaction or the transactions contemplated by the Arrangement Agreement and such opinion does not constitute a recommendation to NovaCopper shareholders or anyone else on how to vote at any meeting held in connection with the Transaction. Haywood’s opinion also does not in any manner address the prices at which NovaCopper or Sunward common shares may trade in the future, including subsequent to the completion of the Transaction. No limitations were imposed by the Special Committee of the Board of Directors of NovaCopper upon Haywood with respect to the investigations made or procedures followed by it in rendering its opinion.

     Haywood provided the opinion described herein for the information and assistance of the Special Committee of the Board of Directors of NovaCopper in connection with its consideration of the transactions contemplated by the Arrangement Agreement and Plan of Arrangement. The terms of the Arrangement Agreement and the Plan of Arrangement, and the Exchange Ratio, were determined through arm’s length negotiations between NovaCopper and Sunward and were approved by NovaCopper’s Board of Directors. Haywood assisted NovaCopper in calculating premiums during such negotiations; however Haywood did not make any recommendations to NovaCopper as to the form or amount of consideration to be offered to Sunward.

     In preparing its opinion to the Special Committee of the Board of Directors of NovaCopper, Haywood performed various financial and comparative analyses, including those described below. The summary set forth below does not purport to be a complete description of the analyses underlying Haywood’s opinion or the presentation made by Haywood to the Special Committee of the Board of Directors of NovaCopper. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily applicable to partial analysis or summary description. Each of the analyses conducted by Haywood was carried out in order to provide a different perspective on the financial terms of the Transaction and to complement the Special Committee of the Board of Directors of NovaCopper’s assessment of the information available. The analyses were prepared solely for the purpose of Haywood providing its opinion and do not purport to be appraisals or necessarily reflect prices at which securities may be sold. Haywood did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion about the fairness, from a financial point of view, to NovaCopper of the consideration payable to Sunward. Rather, in reaching its conclusion, Haywood considered the results of the analyses in respect of each other and ultimately reached its opinion based on the results of the analyses taken in the aggregate. Accordingly, notwithstanding the separate analyses summarized below, Haywood believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, or focusing on information presented in tabular format, without considering all of the analyses and factors or the narrative description of the analyses, would create a misleading or incomplete view of the process underlying its opinion.

     In arriving at its opinion, and performing the related financial analysis, Haywood reviewed the following:

  Reviewed the draft Arrangement Agreement and Plan of Arrangement, dated April 20, 2015;

  Reviewed internal management forecasts prepared by or on behalf of NovaCopper;

  Reviewed operating and financial forecasts for NovaCopper and Sunward, both provided by the management of NovaCopper;

  Reviewed certain other internal information prepared by or on behalf of NovaCopper;

  Reviewed public information (including that prepared by industry research analysts) relating to the business, operations, and financial condition and trading history of NovaCopper, Sunward, and other selected public issuers as considered relevant by Haywood;

  Conducted discussions with members of senior management and representatives of NovaCopper concerning respective operations, assets, financial condition and prospects of NovaCopper and Sunward;

  Reviewed relevant financial contributions from both NovaCopper and Sunward to the combined entity resulting from the Transaction;

  Reviewed the pro-forma impact of the Transaction on NovaCopper, based on assumptions relating to transaction expenses and ending cash balances of both NovaCopper and Sunward, determined in consultation with the senior management of NovaCopper;

  Reviewed historical share prices of the common shares of NovaCopper and Sunward; and

  Reviewed such other information, investigations, analyses and discussions as Haywood considered necessary or appropriate in the circumstances.

     In rendering its opinion, Haywood assumed and relied on the accuracy and completeness of information supplied or otherwise made available to Haywood by NovaCopper, Sunward, or their representatives or advisors or obtained by Haywood from other sources. Haywood did not assume any responsibility for independently verifying and did not independently verify such information. Haywood did not independently evaluate, physically inspect or appraise any of the respective assets or liabilities (contingent or otherwise) of NovaCopper or Sunward and was not furnished with any such valuations or appraisals. Haywood was not asked to and did not evaluate the solvency or fair value of NovaCopper or Sunward. With respect to financial projections, including estimated synergies, for NovaCopper and Sunward, Haywood was advised by NovaCopper, and assumed, without independent investigation, that they had been reasonably prepared and reflected the best currently available estimates and good faith judgements of senior management of NovaCopper (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates and forecasts) of the expected future competitive, operating and regulatory environments and related financial performance of NovaCopper and Sunward. Haywood was not asked to and did not consider the possible effects of any litigation or other legal claims. Haywood further assumed that the Transaction will have the tax consequences described in the Arrangement Agreement. Haywood also assumed that the Transaction will be consummated in a timely manner in accordance with the terms of the Arrangement Agreement and Plan of Arrangement without waiver, modification or amendment of any material term, condition or agreement and that all governmental, regulatory and other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on NovaCopper or Sunward or on the contemplated benefits of the Transaction.

     Haywood’s opinion is necessarily based upon financial, economic, market and other conditions, circumstances and information made available to Haywood as of April 21, 2015. Haywood disclaims any undertakings or obligations to advise any person of any change in any fact or matter affecting the opinion which may come or be brought to its attention after the date of the opinion.

     Haywood’s opinion does not constitute a recommendation as to any action the Board of Directors of NovaCopper should take in connection with the Transaction or any aspect thereof and is not a recommendation to any person on how such person should vote with respect to the adoption of the Arrangement Agreement and the Plan of Arrangement. Haywood’s opinion relates solely to the fairness, from a financial point of view, of the consideration to be paid by NovaCopper. Haywood is not an expert in, and its opinion does not address, any of the legal, tax or accounting aspects of the proposed Transaction, including, without limitation, whether or not the transaction contemplated by the Arrangement Agreement constitute a change of control under any contract or agreement to which NovaCopper, Sunward or any of their respective subsidiaries is a party. Haywood relied solely on NovaCopper’s legal, tax and accounting advisors for such matters.

     The following is a summary of the material analyses performed by Haywood in connection with its opinion to the Special Committee of the Board of Directors of NovaCopper dated April 21, 2015. The following summary, however, does not purport to be a complete description of the financial analyses performed by Haywood, nor does the order of analyses described represent relative importance or weight given to those analyses by Haywood. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 21, 2015 and is not necessarily indicative of current market conditions. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Haywood’s financial analyses.

     Arrangement Consideration. Haywood calculated the implied Transaction consideration price per share by multiplying the exchange ratio of 0.30 by the closing price per share of NovaCopper’s common shares on the NYSE MKT of $0.65 per share as of the close on April 20, 2015.

     Stock Trading History. To provide background information and perspective with respect to the historical share prices of NovaCopper and Sunward, Haywood reviewed the share price performance and implied premium or discount to the implied Transaction consideration price per share and the estimated ending cash per share position of Sunward, as guided by the management of NovaCopper. The following table lists the implied premium for these periods:

	Historical Stock Prices on their		Implied Transaction	Transaction
	Respective Primary Exchange		Price per Share	Premium to
				Sunward(1)
	NovaCopper	Sunward
As of April 20, 2015 close:	NYSE MKT:	TSX: SWD
	NCQ
Closing Price	US$0.6500	C$0.0950	US$0.1950	150.3%
5-day VWAP(2)	US$0.6374	C$0.1029	US$0.1912	126.6%
10-day VWAP(2)	US$0.6237	C$0.1057	US$0.1871	115.9%
20-day VWAP(2)	US$0.6234	C$0.1061	US$0.1870	115.0%
30-day VWAP(2)	US$0.6625	C$0.1058	US$0.1988	129.1%
45-day VWAP(2)	US$0.6454	C$0.1117	US$0.1936	114.4%
Trailing 3 Month Avg.	US$0.6075	C$0.1131	US$0.1823	96.5%
Trailing 6 Month Avg.	US$0.6169	C$0.1183	US$0.1851	90.8%
Trailing 12 Month Avg.	US$0.8322	C$0.1472	US$0.2497	106.8%

(1)	Premium calculated by converting Sunward’s C$ share price to US$ at an exchange rate of 0.82
(2)	VWAP refers to the volume weighted average price

     Financing Alternatives. To provide context with respect to the current financing environment within the metals and mining sector, Haywood reviewed the terms of various precedent comparable equity financings. Following its review, Haywood determined that equity financing activity amongst base metal development peers in North America has been infrequent, and has generally resulted in lower gross proceeds than the cash balance of Sunward.

     Net Asset Value Overview & Peer Comparables. To value NovaCopper’s primary asset, the Arctic project, Haywood relied primarily on a discounted cash-flow (“DCF”) analysis whereby it discounted the unlevered, after-tax, free cash flows of the asset over the life of the asset at various discount rates and start times, using various metal price forecasts, to generate present values. These projections, as well as other estimates used by Haywood in its analyses, were based on a financial model provided to Haywood by NovaCopper management, and Haywood’s assessment thereof in the exercise of its professional judgement.

     To value Sunward’s non-financial asset, the Titiribi project, Haywood focused primarily, but not exclusively, upon comparables within the metals and mining sector.

     These projections, as well as other estimates used by Haywood in its analyses, were based on numerous variables and assumptions that are inherently uncertain and subject to change, and accordingly, actual results could vary materially from those set forth in such projections.

     Use of Proceeds. Haywood evaluated the projected use of funding to be received pursuant to the Transaction and the budgetary requirements for NovaCopper to continue with development of its Arctic and Bornite assets. Haywood further evaluated the potential effects on NovaCopper of not proceeding with additional development activity on its assets.

     Accretion/Dilution Analysis. Haywood analyzed the expected pro-forma impact of the Transaction on NovaCopper’s Net Asset Value per share on a fully-diluted basis, in comparison to the status quo as well as to various hypothetical financing alternatives.

     Miscellaneous. In performing its analyses, Haywood made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Haywood, NovaCopper or Sunward. Any estimates contained in the analyses performed by Haywood are not necessarily indicative of actual values or future results, which may be significantly more or less favourable than those suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, Haywood’s opinion was only one of several factors taken into consideration by the Special Committee of the Board of Directors of NovaCopper in making its determination to approve the Arrangement Agreement and the Plan of Arrangement. Consequently, Haywood’s analyses should not be viewed as determinative of the decision of NovaCopper’s Board of Directors or NovaCopper’s management with respect to the fairness of the consideration provided for in the Arrangement Agreement and the Plan of Arrangement.

     NovaCopper retained Haywood to act as financial advisor and to provide a fairness opinion to the Special Committee of the Board of Directors of NovaCopper based upon Haywood’s experience and expertise. Haywood is a nationally recognized investment banking and advisory firm. Pursuant to the terms of the engagement letter between NovaCopper and Haywood, Haywood is to be paid a fee for its services under the Advisory Agreement. The Corporation has also agreed to reimburse Haywood for its reasonable out-of-pocket expenses and to indemnify Haywood in respect of certain liabilities that might arise out of Haywood’s engagement. The fee payable to Haywood is not contingent in whole or in part on the outcome of the Transaction or on the conclusions reached in the fairness opinion.

     Haywood is not an insider, associate, or affiliate of NovaCopper or Sunward or any of their respective associates or affiliates. Haywood has not entered into any other agreements or arrangements with NovaCopper or Sunward or any of their affiliates with respect to any future dealings. During the two year period ended April 21, 2015, Haywood has received no compensation for financial advisory and/or underwriting services provided to NovaCopper or Sunward.

     Haywood acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the NovaCopper and/or Sunward or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, Haywood conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to NovaCopper, Sunward or the Transaction.

Description of the Arrangement

     The following description of the Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement which is Schedule “A” to the Arrangement Agreement attached as Appendix F to this Circular.

     If approved, the Arrangement will become effective at the Effective Time (which is expected to be at 12:01 a.m. (Vancouver time) or such other time as agreed to by NovaCopper and Sunward in writing on a date to be determined not later than the Outside Date, or such later date as may be agreed to in writing by Sunward and NovaCopper). At the Effective Time, the following will be deemed to occur sequentially in the following order without any further act or formality:

  the Sunward DSU Plan will be terminated with respect to all plan participants, and in full payment of the obligations thereunder in a manner compliant with U.S. Treasury Regulation section 1.409A-3(j)(4)(ix)(B), each Sunward DSU which is outstanding and has not vested will fully-vest automatically and be exchanged for the number of DSU Shares (rounded down to the nearest whole DSU Share) equal to (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU at the time of vesting;

  each Sunward Share (other than any Sunward Shares held by NovaCopper and any Sunward Shares in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right) shall be deemed to be transferred to NovaCopper (free and clear of any liens) in exchange for 0.3 of a NovaCopper Share;

  each Sunward Share in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right shall be directly transferred and assigned by such Dissenting Shareholder to Sunward (free and clear of any liens) for cancellation, and each Dissenting Sunward Shareholder will cease to have any rights as a Sunward Shareholder other than the right to be paid by Sunward the fair value of such holder’s Sunward Shares;

  with respect to each Sunward Share transferred and assigned: (i) the registered holder thereof will cease to be the registered holder of such Sunward Share and the name of such registered holder will be removed from the register of Sunward Shareholders as of the Effective Time; (ii) the registered holder thereof will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Sunward Share; (iii) NovaCopper will be the holder of all of the outstanding Sunward Shares and the register of Sunward Shareholders will be revised accordingly;

  each Sunward Option which is outstanding and has not been duly exercised prior to the Effective Date, shall be exchanged for a fully-vested option (each, an “Arrangement Option”) to purchase from NovaCopper the number of NovaCopper Shares (rounded down to the nearest whole NovaCopper Share) equal to: (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Such Arrangement Option shall provide for an exercise price per NovaCopper Share (rounded up to the nearest whole cent) equal to: (x) the exercise price per Sunward Share otherwise purchasable pursuant to such Arrangement Option; divided by (y) the Exchange Ratio. All such Arrangement Options shall expire 90 days following the Effective Date. All terms and conditions of an Arrangement Option, including the conditions to and manner of exercising, will be the same as the Sunward Option for which it was exchanged, and shall be governed by the terms of the applicable Sunward stock option plan and any certificate or option agreement previously evidencing the Sunward Option shall thereafter evidence and be deemed to evidence such Arrangement Option. Taxes shall be deducted and withheld in connection with the exercise of Arrangement Options to the extent required under applicable Law; and

  the exchanges and cancellations outlined above will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.

     The number of NovaCopper Shares issuable pursuant to the Arrangement is expected to be 44,450,212 which is equal to approximately 73% of the NovaCopper Shares that were issued and outstanding as of the date of the Arrangement Agreement. This number includes the NovaCopper Shares issuable in exchange for Sunward Shares and Sunward DSUs outstanding at the Effective Time, as well as NovaCopper Shares issuable on the exercise of the Arrangement Options that are in-the-money. Following completion of the Arrangement, former NovaCopper Shareholders will own approximately 58% of the common shares of the Combined Company and former Sunward Shareholders will own approximately 42% of the common shares of the Combined Company.

Procedure for the Arrangement to Become Effective

     The Arrangement is proposed to be carried out pursuant to Division 5 of Part 9 of the BCBCA. The following procedural steps must be taken in order for the Arrangement to become effective:

  the Sunward Shareholder Approval and the NovaCopper Shareholder Approval must be obtained;

  the Court must grant the Final Order approving the Arrangement;

  all conditions precedent to the Arrangement further described in the Arrangement Agreement including receipt of necessary regulatory approvals must be satisfied or waived by the appropriate Party; and

  if applicable, the Final Order, the Arrangement Records and related documents, in the form prescribed by the BCBCA, must be filed with the Registrar.

Post-Arrangement Amalgamation

     NovaCopper intends to incorporate the ULC and, as soon as possible after the Effective Time, the ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and the ULC and Sunward will be continued as one unlimited liability corporation (the “Merged ULC Company”) such that:

(a)	the property of each of Sunward and the ULC shall continue to be the property of Merged ULC Company;

(b)	the Merged ULC Company shall continue to be liable for the obligations of each of Sunward and the ULC;

(c)	any existing cause of action, claim or liability to prosecution of each of the amalgamating corporations shall be unaffected;

(d)

upon the issuance of a certificate of amalgamation pursuant to section 281 of the BCBCA, all Sunward Shares, including all Sunward Shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

(e)	Merged ULC Company shall be authorized to issue an unlimited number of common shares without par value;

(f)	the Notice of Articles and Articles of ULC then in existence shall be deemed to be the Articles of the Merged ULC Company;

(g)	the registered office of ULC shall be the registered office of Merged ULC Company; and

(h)	the Merged ULC Company will be an unlimited liability corporation under the BCBCA.

Sunward Shareholder Approval

     Mr. Philip O’Neill may be considered an “interested party” and a “related party of an interested party” (as such terms are defined in MI 61-101) to the Arrangement, and accordingly, the votes attached to the Sunward Shares held by Mr. Philip O’Neill and any affiliate of, or person acting jointly or in concert with, any of the foregoing or any other related party of Mr. Philip O’Neill within the meaning of MI 61-101 will be excluded in determining minority approval of the Arrangement Resolution.

     Accordingly, to be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i) at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders, present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101.

NovaCopper Shareholder Approval

     Pursuant to the rules of the NYSE MKT, the NovaCopper Resolution requires the approval of a simple majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy at the NovaCopper Meeting because the number of NovaCopper Shares being issued or issuable under the Arrangement exceeds 20% of the number of NovaCopper Shares which are currently outstanding.

     Accordingly, to be effective, the NovaCopper Resolution must be approved, with or without variation, by the affirmative vote of a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

Voting Agreements

     On April 22, 2015, in connection with the Arrangement each of the Sunward Locked-Up Shareholders entered into a voting agreement with NovaCopper. The Sunward Locked-Up Shareholders collectively beneficially owned or exercised control or direction over, in aggregate, 99,473,200 Sunward Shares, 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing 69.9% of the Sunward Shares on a non-diluted basis, and 76.4% of the Sunward Shares on a fully-diluted basis, as of the date of the Arrangement Agreement.

     Under the Sunward Voting Agreements, each of the Sunward Locked-Up Shareholders have severally agreed, subject to the terms and conditions of the Sunward Voting Agreements, among other things, to vote in favour of the Arrangement Resolution, all of the Sunward Shares currently owned or controlled by such Sunward Locked-Up Shareholder (the “Subject Sunward Shares” and, such Subject Sunward Shares, together with any securities exercisable or exchangeable for, or convertible into, Sunward Shares (including Sunward Options) beneficially owned, directly or indirectly, or controlled or directed by a Sunward Locked-Up Shareholder, the “Subject Sunward Securities”). The following is a summary of the principal terms of the Sunward Voting Agreements.

Each Sunward Locked-Up Shareholder has covenanted and agreed, substantially as follows, that it shall:

not (A) sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, grant any option with respect to, grant a security interest in or otherwise dispose of any right or interest in (including by way of deposit or tender under any take-over bid) any of the Subject Sunward Securities, other than the exercise, exchange or conversion of Subject Sunward Securities in accordance with their terms for Sunward Shares, which Sunward Shares will become Subject Sunward Securities, or enter into any agreement, arrangement or understanding in connection therewith (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), other than pursuant to the Arrangement without having first obtained the prior written consent of NovaCopper, or (B) grant any proxies or powers of attorney with respect to any Subject Sunward Securities, deposit any Subject Sunward Securities into a voting trust, in any way transfer any of the voting rights associated with any of the Subject Sunward Shares, or enter into a voting agreement, understanding or arrangement with respect to the right to vote, call meetings of Sunward Shareholders or give consents or approvals of any kind with respect to any Subject Sunward Securities;

vote (or cause to be voted) all the Subject Sunward Shares at any meeting of any of the securityholders of Sunward at which the Sunward Locked-Up Shareholder is entitled to vote, including without limitation the Sunward Meeting, and in any action by written consent of the securityholders of Sunward:

in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and the transactions contemplated by the Arrangement Agreement (and any actions required for the consummation of the transactions contemplated by the Arrangement Agreement); and

other than the Arrangement, against any (A) any extraordinary corporate transaction, including any merger, reorganization, consolidation, amalgamation, arrangement, business combination, share exchange, liquidation, dissolution, recapitalization, or similar transaction involving Sunward or any of its subsidiaries; (B) any sale, lease or transfer of any significant part of the assets of Sunward or any of its subsidiaries; (C) any Acquisition Proposal involving Sunward or any of its subsidiaries; (D) any material change in the capitalization of Sunward or any of its subsidiaries or the corporate structure or constating documents of Sunward or any of its subsidiaries; (E) any action that would reasonably be expected to impede, delay, interfere with, or discourage the transactions contemplated by the Arrangement Agreement; and (F) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Sunward under the Arrangement Agreement;

  not, without the prior written consent of NovaCopper, requisition or join in the requisition of any meeting of any of the securityholders of Sunward for the purpose of considering any resolution;

  when any meeting of Sunward securityholders is held, to appear at such meeting or otherwise cause the applicable Subject Sunward Securities to be counted as present thereat for the purpose of establishing a quorum;

  not, directly or indirectly: (A) solicit, initiate, encourage or otherwise facilitate (including by way of entering into any agreement, arrangement or understanding) inquiries, submissions of proposals or offers from, or provide information to, any other Person, entity or group relating to any Acquisition Proposal or potential Acquisition Proposal, (B) participate in any discussions or negotiations regarding any Acquisition Proposal, or (C) accept, enter into or endorse, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal;

  immediately cease and cause to be terminated any and all solicitations, encouragements, existing discussions and negotiations, if any, with any Person or group or any agent or representative of such Person or group with respect to any Acquisition Proposal or potential Acquisition Proposal;

  immediately (and in any event within 48 hours following receipt) notify NovaCopper of any Acquisition Proposal or inquiry in respect of a potential Acquisition Proposal of which the Sunward Locked-Up Shareholder becomes aware;

  waive any rights of appraisal or rights of dissent that the Sunward Locked-Up Shareholder may have arising from the transactions contemplated by the Arrangement Agreement;

  not make any statements which may reasonably be construed as being against the transactions contemplated by the Arrangement Agreement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, stopping, preventing, impeding, delaying or varying such transactions or any aspect thereof;

  promptly notify NovaCopper of any acquisitions by the Sunward Locked-Up Shareholder or any of his, her or its affiliates of any securities of Sunward, if any, after the date hereof;

  not (i) exercise any securityholder rights or remedies available at common law or pursuant to applicable securities legislation; or (ii) take any other action of any kind, in each case which might reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the transactions contemplated by the Arrangement Agreement;

  not make any public announcement or statement with respect to the transactions contemplated by the Arrangement Agreement or pursuant to the Arrangement Agreement without the prior written approval of NovaCopper; and

  use his or her commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with NovaCopper in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner possible, the Arrangement and the other transactions contemplated by the Arrangement Agreement.

     Each Sunward Voting Agreement other than the Sunward Voting Agreements entered into by Paulson & Co. Inc., The Baupost Group, L.L.C., Electrum Strategic Acquisitions LLC and Electrum Strategic Acquisitions II LLC, shall be terminated and be of no further force or effect upon the earliest of:

  the written agreement of NovaCopper and the Sunward Locked-Up Shareholder;

  the termination of the Arrangement Agreement in accordance with its terms;

  written notice by securityholder of NovaCopper, without prior written consent of the securityholder, decreases the amount of Consideration (provided that a decrease in the market price of the NovaCopper Shares will not constitute a decrease in the amount of Consideration); or

  the Effective Date (collectively, the "Termination Events").

     Under the terms of the Sunward Voting Agreements entered into between NovaCopper and each of Paulson & Co. Inc., The Baupost Group, L.L.C., Electrum Strategic Acquisitions LLC and Electrum Strategic Acquisitions II LLC, such agreements shall be terminated and be of no force or effect upon the earliest of any of the Termination Events or August 31, 2015 and in the case of Electrum Strategic Acquisitions LLC and Electrum Strategic Acquisitions II LLC, or the occurrence of a Sunward Termination Fee Event or a NovaCopper Termination Fee Event.

     In addition to the foregoing, under the terms of the Sunward Voting Agreement entered into between NovaCopper and Gold First, a Sunward Locked-up Shareholder, NovaCopper has covenanted to take all reasonable steps as may be necessary, and in accordance with all applicable Laws, to appoint the Gold First Board Nominees to the NovaCopper Board as of the Effective Time.

Court Approval and Completion of the Arrangement

     The Arrangement requires approval by the Court under Division 5 of Part 9 of the BCBCA. Prior to the mailing of this Circular, Sunward obtained the Interim Order providing for the calling and holding of the Sunward Meeting and other procedural matters. A copy of the Interim Order is attached hereto as Appendix H. A copy of the Petition in connection with the Final Order is attached hereto as Appendix G.

     Subject to the approval of the Arrangement Resolution by Sunward Shareholders at the Sunward Meeting and the approval of the NovaCopper Resolution by NovaCopper Shareholders at the NovaCopper Meeting, the hearing in respect of the Final Order is expected to take place on or about June 17, 2015 at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, or as soon thereafter as is reasonably practicable.

     Any Sunward Shareholder or holder of Sunward DSUs or Sunward Options or other person who wishes to participate, to appear, to be represented, and/or to present evidence or arguments at the hearing, must serve and file a response to petition (a “Response”) as set out in the Interim Order appended hereto as Appendix H and as the Court may direct in the future. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit. The Court has further been advised that the Final Order granted by the Court will constitute the basis for the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereof with respect to the NovaCopper Shares to be issued to Sunward Shareholders and holders of Sunward DSUs pursuant to the Arrangement and the issuance of the Arrangement Options pursuant to the Arrangement. If the hearing is postponed, adjourned or rescheduled then, subject to further direction of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the new date.

     Although Sunward’s and NovaCopper’s objective is to have the Effective Date occur as soon as possible after the Sunward Meeting, the Effective Date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in obtaining any required regulatory approvals or clearances. Sunward or NovaCopper may determine not to complete the Arrangement without prior notice to or action on the part of Sunward Shareholders or holders of Sunwards DSUs or Sunward Options or NovaCopper Shareholders. See “The Arrangement Agreement – Termination of the Arrangement Agreement”.

Treatment of Sunward Options

     Under the Arrangement, each outstanding Sunward Option will, without any further action on the part of any holder of Sunward Options, be exchanged for an Arrangement Option to acquire, on the same terms and conditions as were applicable under such Sunward Option immediately prior to the Effective Time, such number of NovaCopper Shares (rounded down to the nearest whole share) equal to: (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Such Arrangement Option shall provide for an exercise price per NovaCopper Share (rounded up to the nearest whole cent) equal to: (x) the exercise price per Sunward Share otherwise purchasable pursuant to such Sunward Option; divided by (y) 0.3. All such Arrangement Options shall expire 90 days following the Effective Date.

Treatment of Sunward DSUs

     Under the Arrangement, each outstanding Sunward DSU which has not vested will, without any further action on the part of any holder of Sunward DSUs, fully-vest automatically and be exchanged for the number of DSU Shares (rounded down to the nearest whole share) equal to (i) 0.3 multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU at the time of vesting.

Stock Exchange Listing and Reporting Issuer Status

     The NovaCopper Shares currently trade on the TSX under the symbol “NCQ” and on the NYSE MKT under “NCQ”. NovaCopper has applied to the TSX and the NYSE MKT to list the NovaCopper Shares issuable: (i) under the Arrangement and (ii) upon the exercise of the Arrangement Options. It is a condition of closing that NovaCopper will have obtained approval of the TSX, subject only to the customary listing conditions of the TSX, and of the NYSE MKT, subject to notice of issuance. See “Regulatory Matters – Stock Exchange Approvals”. Following completion of the Arrangement, it is expected that the Sunward Shares will be de-listed from the TSX and Sunward will make an application to cease to be a reporting issuer under applicable Securities Laws.

Letter of Transmittal

     A Letter of Transmittal has been mailed, together with this Circular, to each person who was a registered holder of Sunward Shares on the Record Date. Each registered Sunward Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying Sunward Share certificate(s), in order to receive the NovaCopper Shares and cash to which such Sunward Shareholder is entitled under the Arrangement. It is recommended that Sunward Shareholders complete, sign and return the Letter of Transmittal with accompanying Sunward Share certificate(s) to the Depositary as soon as possible. All deposits of Sunward Shares made under a Letter of Transmittal are irrevocable. In the event the Arrangement is not consummated the Depositary will promptly return any Sunward Share certificates that have been deposited.

     The Letter of Transmittal is available on Sunward’s website at www.sunwardresources.com and on SEDAR at www.sedar.com.

     See “The Arrangement – Exchange Procedure”.

     Any use of the mail to transmit a certificate (if applicable) for Sunward Shares and a related Letter of Transmittal is at the risk of the Sunward Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.

     Whether or not Sunward Shareholders forward the certificate(s) (if applicable) representing their Sunward Shares, upon completion of the Arrangement on the Effective Date, Sunward Shareholders will cease to be Sunward Shareholders as of the Effective Date and will only be entitled to receive that number of NovaCopper Shares to which they are entitled under the Arrangement or, in the case of Sunward Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Sunward Shares in accordance with the dissent procedures. See “Rights of Dissenting Sunward Shareholders”.

     The instructions for exchanging certificate(s) (if applicable) representing Sunward Shares and depositing such share certificates with the Depositary are set out in the Letter of Transmittal. The Letter of Transmittal provides instructions with regard to lost certificates. See “The Arrangement – Exchange Procedure”.

Exchange Procedure

     Following receipt of the Final Order and prior to the Effective Time, NovaCopper will deliver or arrange to be delivered to the Depositary the NovaCopper Shares required to be issued to the Sunward Shareholders in accordance with section 3.1 of the Plan of Arrangement, which NovaCopper Shares will be held by the Depositary as agent and nominee for such former Sunward Shareholders for distribution to such former Sunward Shareholders in accordance with the provisions of Article 5 of the Plan of Arrangement.

     Upon surrender to the Depositary for cancellation of a certificate (if applicable) which immediately prior to the Effective Time represented outstanding Sunward Shares that were transferred pursuant to section 3.1 of the Plan of Arrangement, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Sunward Shareholder represented by such surrendered certificate (if applicable) will be entitled to receive in exchange therefor, and the Depositary will deliver to such Sunward Shareholder, the NovaCopper Shares which such Sunward Shareholder has the right to receive under the Arrangement for such Sunward Shares and any certificate (if applicable) so surrendered will be cancelled.

     Any exchange or transfer of Sunward Shares pursuant to the Plan of Arrangement will be free and clear of any liens or other claims of third parties of any kind.

Treatment of Fractional Shares

     No fractional NovaCopper Shares will be issued to Sunward Shareholders. Where the aggregate number of NovaCopper Shares to be issued to a Sunward Shareholder as consideration under the Arrangement would result in a fraction of a NovaCopper Share being issuable, the number of NovaCopper Shares to be received by such Sunward Shareholder shall be rounded down to the nearest whole NovaCopper Share in the event a Sunward Shareholder is entitled to a fractional share representing 0.5 or less of a NovaCopper Share and shall be rounded up to the nearest whole NovaCopper Share in the event a Sunward Shareholder is entitled to a fractional share representing more than 0.5 of a NovaCopper Share.

Return of Sunward Shares

     If the Arrangement is not completed, any deposited Sunward Shares will be returned to the depositing Sunward Shareholder at Sunward’s expense upon written notice to the Depositary from Sunward, by returning the deposited Sunward Shares (and any other relevant documents) by first class insured mail in the name of and to the address specified by the Sunward Shareholder in the Letter of Transmittal or, if such name and address is not so specified, in such name and to such address as shown on the register maintained by Sunward’s transfer agent.

Lost Certificates

     If any certificate which immediately prior to the Effective Time represented one or more outstanding Sunward Shares that were transferred pursuant to section 3.1 of the Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the consideration that such holder is entitled to receive in accordance with Section 3.1 of the Plan of Arrangement. When authorizing such delivery of the consideration that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder shall, as a condition precedent to the delivery of such consideration, give a bond satisfactory to NovaCopper and the Depositary in such amount as NovaCopper and the Depositary may direct, or otherwise indemnify NovaCopper and the Depositary in a manner satisfactory to NovaCopper and the Depositary, against any claim that may be made against NovaCopper or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles and by-laws of Sunward.

Cancellation of Rights

     Until surrendered, each certificate that immediately prior to the Effective Time represented Sunward Shares will be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration to which the holder is entitled to receive in lieu of such certificate as contemplated in section 5.1 of the Plan of Arrangement. Any such certificate formerly representing Sunward Shares not duly surrendered on or before the sixth anniversary of the Effective Date will cease to represent a claim by or interest of any former holder of Sunward Shares of any kind or nature against or in Sunward or NovaCopper. On such date, all NovaCopper Shares to which such former holder was entitled will be deemed to have been surrendered and forfeited to NovaCopper or Sunward, as applicable.

Withholding Rights

     NovaCopper, Sunward or the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any person under the Plan of Arrangement and from all dividends, interest or other distributions otherwise payable to any former securityholders of Sunward, such amounts as NovaCopper, Sunward or the Depositary may be required to deduct and withhold therefrom under any provision of any applicable law in respect of Taxes (a “Withholding Obligation”). To the extent that amounts are so withheld, deducted and remitted, such amounts shall be treated for all purposes under the Plan of Arrangement as having been paid to the person to whom such amounts would otherwise have been paid.

Right to Dissent

     Under the Interim Order and the BCBCA, registered holders of Sunward Shares are entitled to Dissent Rights but only if they follow the procedures specified in the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order. See “Rights of Dissenting Sunward Shareholders”.

     NovaCopper Shareholders are not entitled to Dissent Rights in respect of the Arrangement.

Interests of Certain Persons in the Arrangement

     In considering the recommendations of the Sunward Board and the NovaCopper Board with respect to the Arrangement, Sunward Shareholders and NovaCopper Shareholders should be aware that certain members of the Sunward Board and the NovaCopper Board and of Sunward’s and NovaCopper’s management have interests in connection with the transactions contemplated by the Arrangement that may create actual or potential conflicts of interest in connection with such transactions. The Sunward Board and the NovaCopper Board are aware of these interests and considered them along with the other matters described above in “The Arrangement – Reasons for the Recommendations of the Sunward Special Committee and the Sunward Board” and “The Arrangement – Reasons for the Recommendations of the NovaCopper Board”.

Share Ownership

Sunward

     As of the date of this Circular, NovaCopper does not own, directly or indirectly, or exercise control or direction over, any Sunward Shares. NovaCopper has not purchased or sold any securities of Sunward during the 12 months preceding the announcement of the Arrangement Agreement.

     As of April 22, 2015, the directors and officers of Sunward and their associates and affiliates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over, an aggregate of approximately 46,725,000 Sunward Shares, 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing approximately 32.82% of the outstanding Sunward Shares on a non-diluted basis, and 36.86% of the Sunward Shares on a fully-diluted basis. All of the Sunward Shares held by the directors and officers of Sunward will be treated in the same fashion under the Arrangement as Sunward Shares held by every other Sunward Shareholder. The Sunward Options will be affected by the Arrangement as described under the heading “Treatment of Sunward Options” above.

     The following table sets out the Sunward Shares, Sunward Options and Sunward DSUs beneficially owned, directly or indirectly, or over which control or direction was exercised, by the directors and officers of Sunward, or their respective associates or affiliates, as of the date of this Circular:

		Securities of Sunward Beneficially Owned, Directly or
			Indirectly, or over which Control
			or Direction is Exercised(1)
			% Sunward
		Sunward	Shares	Sunward	Sunward
Name(3)	Position with Sunward	Shares	Outstanding(2)	Options	DSUs
Jay Sujir	Chairman and Director	325,000	*	1,000,000	290,679
Philip O’Neill	CEO and Director	9,280,000	6.52	950,000	n/a
Gillyeard Leathley	COO and Director	nil	n/a	800,000	106,830
Peter Cheesbrough	Director	nil	n/a	750,000	231,863
Ricardo Duarte	Director	nil	n/a	750,000	78,977
William Hayden	Director	nil	n/a	1,150,000	nil
Gregory Lang	Director	nil	n/a	750,000	217,868
Igor Levental	Director	nil	n/a	750,000	217,868
Terry Palmer	Director	nil	n/a	750,000	125,953
Paul Robertson	CFO and Corporate Secretary	nil	n/a	200,000	n/a

______________
Notes:

(1)

The information as to securities of Sunward beneficially owned or over which control or direction is exercised, not being within the knowledge of Sunward, has been furnished by the respective directors and officers.

(2)

“*” indicates that the number of Sunward Shares indicated in the column represents less than 0.01% of the issued and outstanding Sunward Shares. As of the date of the Arrangement Agreement, 142,327,338 Sunward Shares were issued and outstanding.

(3)	Each individual listed has signed a Voting Agreement.

NovaCopper

     As of the date of this Circular, Sunward does not own, directly or indirectly, or exercise control or direction over, any NovaCopper Shares. Sunward has not purchased or sold any securities of NovaCopper during the 12 months preceding the announcement of the Arrangement Agreement.

     As of the date of the Circular, the directors and officers of NovaCopper and their associates and affiliates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over, an aggregate of approximately 17,620,734 NovaCopper Shares and an aggregate of 912,410 NovaCopper DSUs, 2,400,000 NovaCopper Options and 332,795 NovaGold Arrangement Options, representing approximately 30.6% of the outstanding NovaCopper Shares on a non-diluted basis and 34.7% of the outstanding NovaCopper Shares on a fully-diluted basis.

     The following table sets out the NovaCopper Shares, NovaCopper Options and NovaCopper DSUs beneficially owned, directly or indirectly, or over which control or direction was exercised, by the directors and officers of NovaCopper, or their respective associates or affiliates, as of the date of this Circular:

		Securities of NovaCopper Beneficially Owned,
		Directly or Indirectly, or over which Control or
			Direction is Exercised(1)
			% NovaCopper
	Position with	NovaCopper	Shares	NovaCopper	NovaCopper
Name	NovaCopper	Shares	Outstanding(2)	Options	DSUs
Rick Van Nieuwenhuyse	CEO and Director	563,934	0.9%	800,000	n/a
Elaine Sanders	CFO and Corporate Secretary	117,433	0.2%	400,000	n/a
Tony Giardini	Director	8,048	0.01%	150,000	118,020
Thomas Kaplan	Director	16,855,782	27.8%	150,000	107,870
Gregory Lang	Director	33,896	0.06%	150,000	112,570
Igor Levental	Director	166	*	150,000	111,670
Kalidas Madhavpeddi	Director	4,293	0.01%	150,000	123,170
Gerald McConnell	Director	5,609	0.01%	150,000	108,970
Clynton Nauman	Director	21,573	0.04%	150,000	113,270
Janice Stairs	Director	10,000	0.02%	150,000	116,870

_______________
Notes:

(1)

The information as to securities of NovaCopper beneficially owned or over which control or direction is exercised, not being within the knowledge of NovaCopper, has been furnished by the respective directors and officers.

(2)

“*” indicates that the number of NovaCopper Shares indicated in the column represents less than 0.01% of the issued and outstanding NovaCopper Shares. As at the date of the Arrangement Agreement, 60,633,701 NovaCopper Shares were issued and outstanding.

     Immediately after giving effect to the Arrangement, it is anticipated that the currently proposed directors and officers of the Combined Company and their associates and affiliates other than the Gold First Board Nominees, as a group, will beneficially own, directly or indirectly, or exercise control or direction over, an aggregate of approximately 24.2% of the NovaCopper Shares which are expected to be outstanding upon completion of the Arrangement.

     See “Information Relating to the Combined Company – Directors and Executive Officers of NovaCopper Upon Completion of the Arrangement”.

Termination and Change of Control Benefits

     Sunward has entered into certain consulting or employment contracts with the individuals listed below that grant certain benefits upon the employee or consultant, as applicable, upon the occurrence of a “change of control” in the respective employment or consultant agreement, which will occur upon the completion of the Arrangement:

Name of Employee or Consultant	Change of Control Benefit
Philip O’Neill	C$187,500
Gillyeard Leathley	C$187,500

Name of Employee or Consultant	Change of Control Benefit
Paul Robertson	C$37,440

Summary of Potential Payments to NovaCopper Directors and Officers

     NovaCopper’s directors will not receive any payments in connection with the Arrangement by virtue of their position as directors of NovaCopper. In connection with the Arrangement, Mr. Gregory A. Lang and Mr. Igor Levental, who each hold 750,000 Sunward Options, will be entitled to receive Arrangement Options in accordance with the terms of the Arrangement Agreement. A fund which owns approximately 18.2% of Sunward’s issued and outstanding shares that is affiliated with Dr. Thomas Kaplan will also be entitled to receive NovaCopper Shares in accordance with the terms of the Arrangement Agreement.

Insurance and Indemnification of Directors and Officers

     The Arrangement Agreement provides that Sunward will, prior to the Effective Time, obtain and fully pay the premiums for a non-cancellable extension of the directors’ and officers’ liability coverage of Sunward’s existing directors’ and officers’ insurance policies and Sunward’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of up to six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time. Such insurance shall be in an amount and scope at least as favourable as the D&O Insurance.

     In no event shall Sunward pay aggregate premiums for such “tail” insurance policies in excess of 250% of the aggregate annual premium for directors’ and officers’ liability policies currently maintained by Sunward. If the aggregate premiums payable for such “tail” insurance policies exceed such amount, Sunward shall obtain “tail” insurance policies with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

     Pursuant to the Arrangement Agreement, NovaCopper agreed that it will cause Sunward to honour all rights to indemnification or exculpation now existing in favour of present and former officers and directors of Sunward and its subsidiaries, and acknowledges that such rights, as disclosed, will survive the completion of the Arrangement and will continue in full force and effect for a period of not less than six years from the Effective Date.

Interested Officers and Directors

     Mr. Gregory A. Lang and Mr. Igor Levental are directors of both Sunward and NovaCopper and declared their interests to the boards of directors of each of Sunward and NovaCopper at the start of discussions regarding a possible transaction between the two companies. Mr. Gregory A. Lang and Mr. Igor Levental recused themselves from any negotiations and abstained from voting on any resolutions of either the Sunward Board or the NovaCopper Board in connection with the transaction generally and the Arrangement specifically. Dr. Thomas Kaplan also declared his interest and abstained from voting on any resolutions of the NovaCopper Board due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper’s issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward’s issued and outstanding shares.

     NovaCopper does not believe the Arrangement will constitute a change of control for purposes of the employment contracts with its “named executive officers”. NovaCopper’s named executive officers are not entitled to receive any compensation that is based on or otherwise relates to the Arrangement.

Intention of Sunward Directors and Sunward Officers

     All of the Sunward directors and officers, who beneficially owned or exercised control or direction over in the aggregate 9,605,000 Sunward Shares (includes 9,280,000 common shares registered to Gold First Investment Limited, of which Mr. Philip O’Neill is considered to be the beneficial owner), 7,850,000 Sunward Options and 1,270,038 Sunward DSUs, representing 6.7% of the outstanding Sunward Shares on a non-diluted basis, and 12.3% of the outstanding Sunward Shares on a fully-diluted basis, as of the date of the Arrangement Agreement, have each entered into Sunward Lock-Up Agreements with NovaCopper pursuant to which they have agreed, subject to the terms and conditions thereof, to vote their Sunward Shares in favour of the Arrangement Resolution.

     In addition, Electrum Strategic Acquisitions LLC, Electrum Strategic Acquisitions II LLC, The Baupost Group, L.L.C., Paulson & Co. Inc., Gold First Investments Limited and David Boehm, shareholders of Sunward, who beneficially owned or exercised control or direction over in the aggregate 99,148,200 Sunward Shares, representing approximately 69.7% of the Sunward Shares on a non-diluted basis and 65.2% of the outstanding Sunward Shares on a fully-diluted basis, as of the date of the Arrangement Agreement, have each entered into Sunward Lock-Up Agreements with NovaCopper pursuant to which they have agreed, subject to the terms and conditions thereof, to vote their Sunward Shares in favour of the Arrangement Resolution.

Depositary

     Sunward and NovaCopper have retained the services of the Depositary for the receipt of the Letter of Transmittal and the certificates (if applicable) representing Sunward Shares and for the delivery of the NovaCopper Shares in exchange for the Sunward Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.

Expenses of the Arrangement

     Sunward and NovaCopper have agreed in the Arrangement Agreement that each party will pay all fees, costs and expenses incurred by such party with respect to the Arrangement. The estimated costs to be incurred by each of Sunward and NovaCopper with respect to the Arrangement and related matters including, without limitation, financial advisory, proxy solicitation, accounting and legal fees, the costs of preparation, printing and mailing of this Circular and other related documents and agreements, and stock exchange and regulatory filing fees, are expected to aggregate approximately $1.3 million.

     In particular, this solicitation of NovaCopper Shareholders is being made on behalf of NovaCopper by the NovaCopper Board, and NovaCopper will bear the cost of soliciting proxies for the NovaCopper Meeting. Proxies may be solicited by directors, officers or regular employees in person, by personal interview, telephone, electronic mail or otherwise. None of NovaCopper’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the NovaCopper Board.

INFORMATION RELATING TO THE COMBINED COMPANY

     The following section of this Circular contains significant amounts of forward-looking information. Readers are cautioned that actual results may vary. See “Joint Management Information Circular – Forward-Looking Statements”.

Overview

     The Combined Company will be a publicly traded mineral exploration company in the exploration and acquisition of resource properties with a view to development and operation thereof. The Combined Company, through NovaCopper as the parent company, will operate both of the businesses of NovaCopper and Sunward. NovaCopper’s existing policies and procedures, including those related to executive compensation and corporate governance, are not expected to change as a result of the completion of the Arrangement. For more information relating to the business of NovaCopper, see “Appendix B – Information Relating to NovaCopper”. For more information relating to the business of Sunward, see “Appendix A – Information Relating to Sunward”.

Organizational Chart

     Following the completion of the Arrangement, NovaCopper intends to incorporate the ULC and the ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and the ULC and Sunward will be continued as one unlimited liability corporation.

     The chart below illustrates the corporate structure of the Combined Company immediately following the completion of the Arrangement and the proposed amalgamation.

NovaCopper Inc.
(British Columbia)
NovaCopper US Inc.
(Delaware)
Upper Kobuk Mineral Projects
(Ambler Mining District, Alaska)
Merged ULC Company
(British Columbia, Canada)
Sunward Investments Limited
(British Virgin Islands)
Sunward Holdings Ltd.[2]
(British Columbia, Canada)
Sunward Resources Limited
(British Virgin Islands)
Sunward Resources Sucursal Colombia[1]
(Colombia)
Titiribi Project
(Colombia)

(1)	A branch of Sunward Resources Limited registered to do business in Colombia.
(2)	As by a Notice of Commencement of Dissolution dated January 27, 2015, Sunward Holdings Ltd. is in the process of being dissolved.

Improved Cash Position and Manageable Capital Requirements

     NovaCopper believes that the post-closing capital requirements will be manageable and the cash acquired pursuant to the Arrangement will provide the capital resources necessary to significantly advance the development of the Upper Kobuk Mineral Projects.

Improved Capital Markets Presence

     The Combined Company will have a broader shareholder base with expected increased market liquidity and a larger public float. Based on the closing price of the NovaCopper Shares on the NYSE MKT on February 28, 2015, the Combined Company had a pro forma market capitalization of approximately $63 million.

Balanced Portfolio of Assets

     The Combined Company’s assets will include the Upper Kobuk Mineral Projects and Titiribi Project.

Increased Measured and Indicated Resources

     The Titiribi Project is expected to increase NovaCopper’s total measured and indicated gold resources by 4.63 million ounces at an average measured and indicated gold resource grade of approximately 0.50 grams/tonne gold and by 6.01 million ounces of inferred gold resources at an average inferred gold resource grade of approximately 0.53 grams/tonne gold.

     A summary of the mineral resource estimates for the Upper Kobuk Mineral Projects and the Titiribi Project prepared in accordance with NI 43-101 is presented in the table below.

Mineral Resource Estimate for the Properties of the Combined Company
Measured, Indicated and Inferred Mineral Resources for Copper (Cu), Zinc (Zn), Lead (Pb), Gold (Au) and Silver (Ag)

Mineral Resources

Project	Resource	Tonnes	In Situ Grade					Total Contained Metal
100% Ownership	Category	Millions	Cu %	Zn %	Pb %	Au g/t	Ag g/t	Mlbs Cu	Mlbs Zn	Mlbs Pb	Moz Au	Moz Ag

Arctic (1)(2) $35 NSR / Tonne Cutoff	Indicated	23.8	3.26	4.45	0.76	0.71	53.2	1,713	2,338	400.9	0.55	40.8
	Inferred	3.4	3.22	3.84	0.58	0.59	41.5	239	285	43.2	0.06	4.5

Bornite
In-Pit (3) 0.5% Cu Cutoff	Indicated	14.1	1.08					334
	Inferred	109.6	0.94					2,259
Below-Pit (4) 1.5% Cu Cutoff	Inferred	55.6	2.81					3,437
	Total Inferred	165.2	1.57					5,696

Titiribi (5) 0.3 g/t Au Cutoff
Cerro Vetas	Measured	51.6	0.17			0.49		195			0.82

Cerro Vetas	Indicated	132.4	0.16			0.48		459			2.06
Chisperos	Indicated	62.1				0.48					0.97
NW Breccia	Indicated	39.7				0.62					0.79
	Total Indicated	234.2	0.16			0.50		459			3.82

Cerro Vetas	Inferred	153	0.06			0.57		216			2.82
Chisperos	Inferred	100.2				0.47					1.51
NW Breccia	Inferred	96.2				0.54					1.68
	Total Inferred	349.4	0.06			0.53		216			6.01

Notes:
a. Mineral Resources are not Mineral Reserves and do not have demonstrated economic viability. There is no certainty that all or any part of the Mineral Resources will be converted into Mineral Reserves.
b. These resource estimates have been prepared in accordance with NI 43-101 and the CIM Definition Standard, unless otherwise noted.
c. See numbered footnotes below on resource information.
d. Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.
e. Tonnage and grade measurements are in metric units. Contained gold and silver ounces are reported as troy ounces; contained copper, zinc, and lead pounds as imperial pounds.
f. g/t = grams per tonne
g. All amounts are stated in U.S. dollars unless otherwise noted.

Resource Footnotes
(1) Resources stated as contained within a potentially economically minable open pit design using a constant NSR cut-off of $35.01/tonne milled.
(2) NSR calculation is based on assumed metal prices of $2.90/lb for copper, $0.85/lb for zinc, $0.90/lb for lead, $22.70/oz for silver, and $1,300/oz for gold. Appropriate mining costs, processing costs, metal recoveries and inter ramp pit slope angles were used to generate the pit design. The $35.01/tonne milled cut-off is calculated based on a process operating cost of $19.03/tonne, G&A of $7.22/tonne and site services of $8.76/tonne. NSR equals payable metal values, based on the metal prices outlined above, less applicable treatment, smelting, refining costs, penalties, concentrate transportation costs, insurance and losses and royalties.
(3)Resources stated as contained within a pit shell developed using a metal price of $3.00/lb for copper, mining costs of $2.00/tonne, milling costs of $11/tonne, G&A cost of $5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees.
(4) Mineral resources at a 1.5% cut-off are considered as potentially economically viable in an underground mining scenario based on an assumed projected copper price of $3.00/lb, underground mining costs of $50.00 per tonne, milling costs of $11.00 per tonne, G&A of $5.00 per tonne, and an average metallurgical recovery of 87%.
(5) Resources meeting the 0.3 g/t gold cutoff criteria, using a $1,300 per ounce gold price, within the block model are included in the resource summary.

Cautionary Note Concerning Resource Estimates
This summary table may use the term "resources", "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian securities laws, the United States Securities and Exchange Commission (the "SEC") does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically. Disclosure of "contained ounces" is permitted disclosure under Canadian regulations, however, the SEC normally only permits issuers to report "resources" as in place tonnage and grade without reference to unit measures. Accordingly, information concerning descriptions of mineralization and resources contained in this release may not be comparable to information made public by United States companies subject to the reporting and disclosure requirements of the SEC.

NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource estimates contained in this Circular have been prepared in accordance with NI 43-101 and the CIM Definition of Standards.

Selected Unaudited Pro Forma Consolidated Financial Information

     The following selected unaudited pro forma consolidated financial information of NovaCopper has been derived from the unaudited pro forma consolidated financial statements of NovaCopper after giving effect to the Arrangement as at and for the three months ended February 28, 2015 and the year ended November 30, 2014, included in Appendix C to this Circular. The unaudited pro forma consolidated financial statements of NovaCopper have been compiled to illustrate the effect of the Arrangement from underlying financial statements of NovaCopper and Sunward prepared in accordance with US GAAP and IFRS, respectively. Adjustments have been made to prepare the unaudited pro forma consolidated financial statements of NovaCopper, in accordance with the US GAAP, which adjustments are based on certain assumptions. Both the adjustments and the assumptions made in respect thereof are described in the notes to the unaudited pro forma consolidated financial statements.

     The following selected unaudited pro forma financial information and the unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of: (i) the operating or financial results that would have occurred had the Arrangement actually occurred at the times contemplated by the notes to the unaudited pro forma consolidated financial statements; or (ii) of the results expected in future periods. You should read the unaudited pro forma consolidated financial information together with (i) the audited consolidated annual financial statements of Sunward for the years ended March 31, 2014 and March 31, 2013; (ii) the unaudited condensed consolidated interim financial statements of sunward for the six months ended September 30,2 014 and September 30, 2013; (iii) the unaudited condensed consolidated interim financial statements of Sunward for the nine months ended December 31, 2014 and December 31, 2013; (iv) the audited consolidated annual financial statements of NovaCopper for the years ended November 30, 2014 and November 30, 2013; and (v) the unaudited interim consolidated financial statements of NovaCopper for the three months ended February 28, 2015 and February 28, 2014.

     See the unaudited pro forma consolidated financial statements of NovaCopper following completion of the Arrangement set forth in Appendix C to this Circular.

Pro-forma Balance Sheet	As at February 28, 2015 (1) (‘000’s of US dollars)
Cash and cash equivalents	24,229
Total current assets	25,003
Total assets	59,106
Total liabilities	843
Total equity	58,263
Total liabilities and equity	59,106

(1) Totals may not sum due to rounding.

Pro-forma Statement of Loss and Comprehensive Loss	For the three months ended February 28, 2015 (2) (‘000’s of US dollars)
General and administrative	672
Mineral properties expense	697
Total expenses	2,481
Asset Impairment	23,002
Loss for the period	25,486
Comprehensive loss for the period	25,518

(2) Totals may not sum due to only certain financial statement line items presented above.

Pro Forma Consolidated Capitalization

     The following table sets forth the consolidated capitalization of NovaCopper as at February 28, 2015 after giving effect to the Arrangement. For detailed information on the capitalization of Sunward as at December 31, 2014 and NovaCopper as at February 28, 2015, see Sunward’s unaudited interim consolidated financial statements for the nine month period ended December 31, 2014 and NovaCopper’s unaudited interim consolidated financial statements for the three months period ended February 28, 2015. See also the unaudited pro forma consolidated financial statements of NovaCopper following completion of the Arrangement set forth in Appendix C to this Circular.

Pro-forma Consolidated Capitalization	NovaCopper Inc. As at February 28, 2015(1) (‘000’s of US dollars)	Combined Company as at February 28, 2015 (after giving effect to the Arrangement) (1)(2) (‘000’s of US dollars)
Cash and cash equivalents	3,988	24,229
Sunward cash balance(3)		20,945
Exercise of Sunward options(4)		606
Transaction costs(5)		(1,310)

Total share capital	112,469	137,443
Arrangement(6)		24,124
Exercise of Sunward options(4)		850

Total capitalization	116,457	161,672

(1)	Totals may not sum due to rounding.
(2)

Totals in this column give effect to the Arrangement as if it had occurred on February 28, 2015, combined with the “Balance Sheet” of NovaCopper as at February 28, 2015 and Sunward as at December 31, 2014.

(3)	Sunward cash and cash equivalents balance as at December 31, 2014.
(4)	Gives effect to the exercise of in-the-money Arrangement Options held by Sunward stock option holders as at April 22, 2015, the date of the Arrangement Agreement.
(5)	Payment of estimated transaction costs of NovaCopper and Sunward of $1,310,000.
(6)	Gives effect to the issuance of 43,079,213 NovaCopper Shares exchanged for 143,597,376 Sunward Shares and DSUs outstanding as at April 22, 2015, the date of the definitive Arrangement Agreement.

Principal Holders of Shares

     Upon completion of the Arrangement, to the knowledge of NovaCopper and Sunward, no person will beneficially own, directly or indirectly, or exercise control or direction over, 5% or more of the outstanding common shares of the Combined Company, other than:

Shareholder	Number of Shares	Percentage of Issued Capital
Electrum[1]	24,708,282	23.5%
Paulson & Co. Inc.	11,787,379	11.2%
The Baupost Group, L.L.C.	10,600,758	10.1%
Gold First Investments Limited	13,920,000	13.2%

Note 1: Includes 833,333 NovaCopper Shares held directly by GRAT Holdings LLC (“GRAT Holdings”), 16,022,449 common shares and warrants to purchase 2,760,870 NovaCopper Shares held directly by Electrum Strategic Resources, L.P., 7,785,000 NovaCopper Shares to be received upon the Arrangement by Electrum Strategic Acquisitions LLC (“ESA”) and 67,500 NovaCopper Shares to be received upon the Arrangement by Electrum Strategic Acquisitions II LLC (“ESA2”). GRAT Holdings has sole voting and investment power with respect to the 833,333 NovaCopper Shares it holds directly. Each of GRAT Holdings, Electrum Strategic Resources L.P., Leopard Holdings LLC (“Leopard”), Electrum Global Holdings L.P. (“Global Holdings”), TEG Global GP Ltd (“TEG Global”) and The Electrum Group LLC (“TEG Services”) may be deemed to share the power to vote and dispose of the Sunward Shares held by ESA and ESA2 and the NovaCopper Shares and warrants to purchase NovaCopper Shares held directly by Electrum Strategic Resources L.P. and, accordingly, each such entity may be deemed to beneficially own such securities. Tigris Partners I LLC (“Tigris Partners”) owns a majority of the limited liability company interests of ESA and may be deemed to beneficially own the NovaCopper Shares held by ESA. Global Holdings owns all of the limited partnership interests of Electrum Strategic Resources L.P., all of the equity interests of the general partner of Electrum Strategic Resources L.P., all of the limited liability company interests of ESA2 and a majority of the limited liability company interests of Tigris Partners. TEG Global is the sole general partner of, and TEG Services is the investment adviser to, Global Holdings. TEG Services possesses voting and investment discretion with respect to assets of Global Holdings, including indirect investment discretion with respect to the common shares held by Electrum Strategic Resources L.P. GRAT Holdings, which owns all of the equity interests of Leopard, may be deemed to share voting and investment power with respect to shares held by Electrum Strategic Resources L.P. by virtue of its indirect ownership (through Leopard) of equity of Global Holdings, TEG Global and TEG Services. The Investment Committee of GRAT Holdings, which consists of three members, exercises voting and investment decisions on behalf of GRAT Holdings, including decisions on behalf of GRAT Holdings.

     See the table in “Appendix B – Security Ownership of Certain Beneficial Owners and Management” for the effect of the Arrangement on the ownership of NovaCopper Shares by NovaCopper’s directors, officers and holders of more than 5% of the NovaCopper Shares.

     The share capital of NovaCopper will remain unchanged as a result of the completion of the Arrangement, other than for the issuance of the NovaCopper Shares and Arrangement Options contemplated by the Arrangement.

     NovaCopper is currently authorized to issue an unlimited number of NovaCopper Shares. As of the date of the Arrangement Agreement, 60,633,701 NovaCopper Shares were issued and outstanding. The holders of NovaCopper Shares are entitled to receive notice of and to attend and vote at all meetings of the NovaCopper Shareholders and each NovaCopper Shares confers the right to one vote in person or by proxy at all meetings of the NovaCopper Shareholders. The holders of the NovaCopper Shares are entitled to receive such dividends in any financial year as the NovaCopper Board may by resolution determine. In the event of the liquidation, dissolution or winding-up of NovaCopper, whether voluntary or involuntary, the holders of the NovaCopper Shares are entitled to receive the remaining property and assets of NovaCopper.

     In addition, as of the date of the Arrangement Agreement, 11,146,034 NovaCopper Shares are issuable on the exercise or vesting of Warrants, NovaCopper Options, Restricted Share Units, Deferred Share Units, NovaGold Arrangement Options and NovaGold Deferred Share Units. Pursuant to the Arrangement, NovaCopper is required to issue one Arrangement Option for each Sunward Option and NovaCopper Shares for outstanding Sunward DSUs pursuant to the Plan of Arrangement as of the Effective Time. As of the date of the Arrangement Agreement, 2,568,000 NovaCopper Shares would be issuable on the exercise of the Arrangement Options.

Comparison of Rights of Shareholders of Sunward and NovaCopper

     Each of Sunward and NovaCopper is incorporated under the laws of British Columbia and, accordingly, the rights of Sunward and NovaCopper Shareholders are governed by the BCBCA. Upon completion of the Arrangement, the Sunward Shareholders will become NovaCopper Shareholders. Following completion of the Arrangement, the rights of the former Sunward Shareholders and the NovaCopper Shareholders will be governed by NovaCopper’s amended and restated certificate of incorporation and NovaCopper’s amended and restated articles, and will continue to be governed by the BCBCA.

     The material difference between the rights of NovaCopper Shareholders and Sunward Shareholders pursuant to the respective constitutive documents of each company, as currently in effect, relates to the authorized capital stock of each company:

  Sunward is authorized to issue an unlimited number of common shares without nominal or par value with certain rights, privileges, restrictions and conditions and an unlimited number of preferred shares without nominal or par value, with certain rights, privileges, restrictions and conditions; and
  NovaCopper is authorized to issue an unlimited number of common shares without par value without special rights or restrictions attached.

     While Sunward and NovaCopper believe that the foregoing is the material difference between the rights of their respective shareholders prior to the Arrangement, this summary does not include a complete description of all the differences between the rights of Sunward’s Shareholders and those of NovaCopper Shareholders, nor does it include a complete description of the specific rights of the respective shareholders discussed. This discussion is not intended to indicate that the difference discussed above should be considered material by you or that other differences that you may consider equally important do not exist.

     Each of Sunward and NovaCopper urge you to carefully read the entire Circular and the documents to which Sunward and NovaCopper refer in the Circular for a more complete understanding of the differences between being a shareholder of NovaCopper and Sunward. Copies of NovaCopper’s certificate of incorporation and NovaCopper’s Articles will be sent to Sunward shareholders and NovaCopper shareholders upon request. Copies of Sunward’s certificate of incorporation and Sunward’s Articles will be sent to Sunward shareholders and NovaCopper shareholders upon request.

Dividends

     The payment of dividends on the NovaCopper Shares following completion of the Arrangement will be at the discretion of the board of the Combined Company. NovaCopper has never declared or paid any cash dividends on the NovaCopper Shares and does not intend to pay any cash dividends on completion of the Arrangement, as it is anticipated that it will retain any future earnings for use in the development of the Combined Company’s business and for general corporate purposes.

Auditors of the Combined Company

     PricewaterhouseCoopers LLP, the current auditors of NovaCopper, will be the auditors of the Combined Company following completion of the Arrangement.

GOVERNANCE AND MANAGEMENT OF THE COMBINED COMPANY

Board of Directors

     Following completion of the Arrangement, the board of directors of the Combined Company will consist of nine members, two of whom will be nominees of Gold First, Sunward’s largest shareholder, and the remaining members will be incumbent directors of NovaCopper’s Board. Gold First’s nominees will be Philip O’Neill and William Hayden. NovaCopper’s Corporate Governance and Nominating Committee will be meeting over the coming weeks to consider the composition of the Board following the Effective Date, and will make recommendations to the Board as to the incumbent NovaCopper directors who will continue to serve following the Effective Date.

     The following tables sets forth certain information regarding the individuals who may serve as directors of the Combined Company, including their place of residence, age, the period of time for which each director has served as a director of NovaCopper, each director’s principal occupation, business or employment for the past five years, and the number of NovaCopper Shares and/or Sunward Shares beneficially owned by each director, directly or indirectly, or over which each director exercises control or direction, and the number of NovaCopper Options and Sunward Options held by, or credited to, each director, in each case, as of the date of the Arrangement Agreement.

Name and Municipality of Residence	NovaCopper Position and Office Held	Director/Officer of NovaCopper Since	Age
Tony S. Giardini British Columbia, Canada	Director	January 24, 2012	55
Dr. Thomas S. Kaplan New York, USA	Chairman	January 24, 2012	52

Name and Municipality of Residence	NovaCopper Position and Office Held	Director/Officer of NovaCopper Since	Age
Gregory A. Lang Utah, USA	Director	January 24, 2012	60
Igor Levental Colorado, USA	Director	January 24, 2012	60
Kalidas V. Madhavpeddi Arizona, USA	Director	January 24, 2012	59
Gerald J. McConnell Nova Scotia, Canada	Director	January 24, 2012	70
Clynton R. Nauman Washington, USA	Lead Director	April 27, 2011	66
Janice Stairs Nova Scotia, Canada	Director	April 27, 2011	55
Rick Van Nieuwenhuyse British Columbia, Canada	Director, President and Chief Executive Officer	April 27, 2011	59
Philip O’ Neill Alberta, Canada	Future Director	Effective Date	44
William Hayden New South Wales, Australia	Future Director	Effective Date	63

Tony S. Giardini, CA, CPA

Mr. Giardini is currently Chief Financial Officer of Kinross Gold Corporation and was Chief Executive Officer of Ivanhoe Mines Ltd. from May 2006 to April 2012. Prior to joining Ivanhoe Mines Ltd., Mr. Giardini spent more than 10 years with Placer Dome Inc. as Vice President and Treasurer, responsible for managing and overseeing the company’s debt and capital market activities, including managing banking relationships with U.S., Canadian, and international banks. During his time at Placer Dome, Mr. Giardini led the financing team that raised in excess of US$1 billion in debt and equity financings. Mr. Giardini is a Chartered Accountant and a Certified Public Accountant and spent 12 years with accounting firm KPMG prior to joining Placer Dome Inc.

Principal Occupation During Past Five Years: Chief Financial Officer of Kinross Gold Corporation (November 2012- present); Chief Financial Officer of Capstone Mining Corp. (August – November 2012); Chief Financial Officer of Ivanhoe Mines Ltd. (2006 – 2012); and Vice President and Treasurer of Placer Dome Inc. (2003 – 2006).

Areas of experience include: finance, investment banking, governance, mining industry, treasury and audit.

Directorships Held During Past Five Years
Current: NovaCopper
Non-current: NovaGold Resources Inc.

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

8,048	150,000	118,020

Dr. Thomas S. Kaplan

Dr. Kaplan is Chairman of the Board of Directors of NovaCopper as well as NovaGold Resources Inc. He is also Executive Chairman of The Electrum Group LLC, a privately-held global natural resources investment management company which manages the portfolio of Electrum, the single largest shareholder of NovaCopper. Dr. Kaplan is an entrepreneur and investor with a track record of both creating and unlocking shareholder value in public and private companies. Most recently, Dr. Kaplan served as Chairman of Leor Exploration & Production LLC, a natural gas exploration and development company founded by Dr. Kaplan in 2003. In 2007, Leor’s natural gas assets were sold to EnCana Oil & Gas USA Inc., a subsidiary of Encana Corporation, for $2.55 billion. Dr. Kaplan holds Bachelor’s, Master’s and Doctoral Degrees in History from Oxford University.

Principal Occupation During Past Five Years: Chairman and Chief Executive Officer of The Electrum Group LLC (2011 – present); Chairman of Tigris Financial Group Ltd. (2007 – 2011); Principal of Tigris Financial Group (2011 – present); and Chairman, Leor Exploration and Production LLC (2007 – present).

Areas of experience include: finance, mergers and acquisitions in the mining industry, mineral exploration.

Directorships Held During Past Five Years
Current: NovaCopper and NovaGold Resources Inc.
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

nil	150,000	107,870

Gregory A. Lang

Mr. Lang is President and Chief Executive Officer of NovaGold Resources Inc. Mr. Lang has over 30 years of diverse experience in mine operations, project development and evaluations, including experience as President of Barrick Gold of North America, a wholly-owned subsidiary of Barrick Gold Corporation. Mr. Lang has held operating and project development positions over his 10-year tenure with Barrick Gold Corporation and, prior to that, with Homestake Mining Company and International Corona Corporation, both of which are now part of Barrick Gold Corporation. He holds a Bachelor of Science in Mining Engineering from University of Missouri-Rolla and is a Graduate of the Stanford University Executive Program.

Principal Occupation During Past Five Years: President and Chief Executive Officer of NovaGold Resources Inc. (January 2012 –present) and President of Barrick Gold of North America (2005 – 2011).

Areas of experience include: senior officer, mine engineering, construction, safety and operations.

Directorships Held During Past Five Years
Current: NovaCopper, NovaGold Resources Inc. and Sunward
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

33,896	150,000	112,570
Sunward Securities Held
Common Shares	Stock Options	DSUs
#	#	#
nil	750,000	217,868

Igor Levental, P.Eng

Mr. Levental is President of The Electrum Group LLC, a privately-held global natural resources investment management company. Electrum, an affiliate of Electrum Group, is currently the largest shareholder of NovaCopper. Mr. Levental is a director of Gabriel Resources Ltd., a TSX-listed company engaged in the development of major precious metals deposits in Romania. He is also a director of NovaGold Resources Inc., a TSX-listed company involved in the development of major projects in Alaska and British Columbia and Sunward. With more than 30 years of experience across a broad cross-section of the international mining industry, Mr. Levental has held senior positions with major mining companies including Homestake Mining Company and International Corona Corporation. Mr. Levental is a Professional Engineer with a BSc in Chemical Engineering and an MBA from the University of Alberta.

Principal Occupation During Past Five Years: President of The Electrum Group LLC (2010 – present); and Executive Vice President, Corporate Development of Electrum USA Ltd. (2007 – 2010).

Areas of experience include: corporate development, finance, mergers and acquisitions, corporate governance and mining industry.

Directorships Held During Past Five Years
Current: NovaCopper, Sunward, NovaGold Resources Inc., Gabriel Resources Ltd. and Taung Gold International Limited
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

166	150,000	111,670

Sunward Securities Held

Common Shares	Stock Options	DSUs
#	#	#

nil	750,000	217,868

Kalidas V. Madhavpeddi

Mr. Madhavpeddi has been President of Azteca Consulting LLC, an advisory firm to the metals and mining sector, since November 2006. He is also the Overseas CEO for China Molybdenum Co. Ltd (CMOC), a Hong Kong and Shanghai listed company. His career in the mining industry spans over 30 years including Phelps Dodge Corp. from 1980 to 2006, starting as a Systems Engineer and ultimately becoming Senior Vice President for Phelps Dodge Corporation, a Fortune 500 company, responsible for the company’s global business development, acquisitions and divestments, including joint ventures, as well as its global exploration programs. He was contemporaneously President of Phelps Dodge Wire and Cable, a copper and aluminum cable manufacturer with international operations in over ten countries, including Brazil and China. Mr. Madhavpeddi is an alumnus of the Indian Institute of Technology, Madras, India, the University of Iowa and the Harvard Business School.

Principal Occupation During Past Five Years: President of Azteca Consulting LLC (2006 – present) and Overseas CEO, China Molybdenum Co. Ltd. (2008 – present).

Areas of experience include: corporate strategy, mergers and acquisitions, mining operations and capital, marketing and sales.

Directorships Held During Past Five Years
Current: NovaCopper, NovaGold Resources Inc., Capstone Mining Corp. and Namibia Rare Earths Inc.
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

4,293	150,000	123,170

Gerald J. McConnell, Q.C.

Mr. McConnell has over 25 years of experience in the resource sector. Mr. McConnell is a director and the Chief Executive Officer of Namibia Rare Earths Inc., a public Canadian company focused on the development of rare earth opportunities in Namibia. From 1990 to 2010, he was President and Chief Executive Officer, as well as a director, of Etruscan Resources Inc., a West African junior gold producer. From December 1984 to January 1998, Mr. McConnell was the President of NovaGold Resources Inc. and from January 1998 to May 1999 he was the Chairman and Chief Executive Officer of NovaGold Resources Inc. Gerald McConnell, a graduate of Dalhousie Law School, was called to the bar of Nova Scotia in 1971 and received his Queen’s Counsel designation in 1986.

Principal Occupation During Past Five Years: Director and Chief Executive Officer of Namibia Rare Earths Inc. (2010 – present) and President and Chief Executive Officer of Etruscan Resources Inc. (1990 – 2010).

Areas of experience include: legal, compensation, operations, mining industry, senior officer and board governance.

Directorships Held During Past Five Years
Current: NovaCopper, NovaGold Resources Inc. and Namibia Rare Earths Inc.
Non-current: Etruscan Resources Inc. until September 2010

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

5,609	150,000	108,970

Clynton R. Nauman

Mr. Nauman, Lead Director of NovaCopper, is the President and Chief Executive Officer of Alexco Resource Corp. From January 2002 to January 2005, Mr. Nauman was the President of Asset Liability Management Group ULC and from February 1998 until February 2003 Mr. Nauman was President of Viceroy Gold Corporation and Viceroy Minerals Corporation, and a director of Viceroy Resource Corporation. From 1993 to 1998, Mr. Nauman was the General Manager of Kennecott Minerals. Mr. Nauman has 25 years of diversified experience in the mining industry ranging from exploration and business development to operations and business management in the precious metals, base metals and coal sectors.

Principal Occupation During Past Five Years: Chief Executive Officer of Alexco Resource Corp. and Asset Liability Management Group ULC (2005 – present).

Areas of experience include: environmental, geology, exploration, mine development and operations, mining industry, senior officer, financing and corporate governance.

Directorships Held During Past Five Years
Current: NovaCopper, NovaGold Resources Inc. and Alexco Resource Corp.
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

21,573	150,000	113,270

Janice Stairs, LLB, MBA

Ms. Stairs has over 25 years of experience working with companies involved in the resource sector. Ms. Stairs is currently General Counsel to Namibia Rare Earths Inc., a TSX-listed explorer focused on rare earths in Namibia. Prior to joining Namibia Rare Earths in September 2011, Ms. Stairs was General Counsel to Endeavour Mining Corporation, a position she assumed in September 2010 after Endeavour acquired Etruscan Resources Inc. where Ms. Stairs had held the positions of Vice President and General Counsel since 2004. Prior to 2004, Ms. Stairs was a partner with the law firm of McInnes Cooper (formerly Patterson Palmer) located in Halifax, Nova Scotia, and she continues to act as counsel to the firm. Ms. Stairs practiced law in private practice for 19 years specializing in corporate finance, securities and resource-related issues for private and public companies. Ms. Stairs is a director of AuRico Gold Inc. and a director and Chair of Nova Scotia Business Inc., a Nova Scotia crown corporation established to promote economic development in Nova Scotia. Ms. Stairs graduated from Dalhousie Law School and holds a Masters of Business Administration degree from Queen’s University.

Principal Occupation During Past Five Years: General Counsel to Namibia Rare Earths Inc. (2011-present); General Counsel to Endeavour Mining Corporation (2010-2011); and Vice President and General Counsel of Etruscan Resources Inc. (2004 – 2010).

Areas of experience include: legal aspects of corporate finance, securities and resource-related issues for private and public companies.

Directorships Held During Past Five Years
Current: NovaCopper and AuRico Gold Inc.

Non-current: none

NovaCopper Securities Held
Common Shares	Stock Options	DSUs
#	#	#
10,000	150,000	116,870

Rick Van Nieuwenhuyse

Mr. Van Nieuwenhuyse is the President and Chief Executive Officer of NovaCopper. Mr. Van Nieuwenhuyse has more than 30 years of experience in the natural resource sector, including his role as Founder, President and Chief Executive Officer of NovaGold Resources Inc. since 1997 and his role as Vice President of Exploration for Placer Dome Inc. from 1990 to 1997. In addition to his international exploration perspective, Mr. Van Nieuwenhuyse brings years of working experience in and knowledge of Alaska to the Combined Company. Mr. Van Nieuwenhuyse has managed projects from grassroots discovery through to advanced feasibility studies, production and closure. Mr. Van Nieuwenhuyse holds a Candidature degree in Science from the Université de Louvain, Belgium, and a Masters of Science degree in Geology from the University of Arizona. He received the Thayer Lindsley award in 2009 for his role in the Donlin Gold discovery.

Principal Occupation During Past Five Years: Former President and Chief Executive Officer of NovaGold Resources Inc.

Areas of experience include: exploration, geology, government relations, mining industry, financing, senior officer and board governance.

Directorships Held During Past Five Years
Current: NovaCopper, NovaGold Resources Inc., Alexco Resource Corp., AsiaBase Metals Inc., Tintina Resources Inc., and SolidusGold Inc. (formerly Mantra Capital Inc.)
Non-current: none

NovaCopper Securities Held

Common Shares	Stock Options	DSUs
#	#	#

563,934	800,000	nil

Philip O’Neill

Mr. Philip O'Neill is Chief Executive Officer and Director of TSX listed Sunward Resources Ltd. and Director of Hong Kong incorporated Asia Pacific Mining Limited. In 2006, Mr. O'Neill founded MP1 Capital Ltd., a Calgary based private equity company established to identify and invest predominantly in the natural resources industry. Prior to establishing MP1 Capital, Mr. O'Neill worked as a research consultant for Casey Research LLC. Mr. O'Neill holds a Bachelor of Applied Science degree (Honours Program) from the University of Guelph.

Principal Occupation During Past Five Years: President of MP1 Capital Ltd.; Director of Asia Pacific Mining Limited; Director of West African Iron Ore Corp.; and Managing Director of Condoto Platinum NL

Directorships Held During Past Five Years
Current: Asia Pacific Mining Limited

Non-current: West African Iron Ore Corp. and Condoto Platinum NL

NovaCopper Securities Held (post-Effective Date)

Common Shares	Stock Options	DSUs
#	#	#

2,784,000 (1)	285,000 (2)	nil

(1) Includes 2,784,000 post-Arrangement shares to be held by Gold First Investment Limited, of which Mr. Philip O’Neill is considered to be the beneficial owner.
(2) Refers to Arragement Options.

William Hayden

Mr. William Hayden is a geologist with over 35 years experience in the mineral exploration industry, much of which has been in Africa and the Asia-Pacific region. Mr. Hayden currently serves as a director of the following publicly listed companies: Ivanhoe Mines Ltd., China Polymetallic Mining Ltd., Sunward Resources Ltd., Condoto Platinum NL, and Globe Metals and Mining Ltd. He is director of privately held Asia Pacific Mining Limited and has served as a Non- Executive director of Ivanhoe Australia Ltd. from November 2006 to May 2010. Mr. Hayden holds a Bachelor of Science (Hons) in Geology from Sierra Nevada College, Nevada.

Principal Occupation During Past Five Years: Director of Ivanhoe Mines Ltd.; Director of China Polymetalic Mining Ltd.; Director of Globe Metals & Mining Ltd.; Chairman of Condoto Platinum NL

Directorships Held During Past Five Years
Current: Globe Metals & Mining Ltd., Condoto Platinum NL, Ivanhoe Mines Ltd., Sunward and Asia Pacific Mining Limited

Non-current: China Polymetallic Mining Ltd.

NovaCopper Securities Held (post-Effective Date)

Common Shares	Stock Options	DSUs
#	#	#

nil	345,000 (1)	nil

(1) Refers to Arragement Options.

Executive Officers

     Following completion of the Arrangement, the following individuals will serve as executive officers of the Combined Company.

Name, Municipality of Residence and Position with NovaCopper	Officer Since	Principal Occupation for the Past Five Years
Rick Van Nieuwenhuyse British Columbia, Canada Director, President and Chief Executive Officer	April 27, 2011	Former President and Chief Executive Officer of NovaGold Resources Inc.
Elaine M. Sanders, CA, CPA British Columbia, Canada Vice President, Chief Financial Officer and Corporate Secretary	Appointed Corporate Secretary on April 29, 2011 and Vice President and CFO on January 30, 2012	Vice President, Chief Financial Officer and Corporate Secretary of NovaGold Resources Inc. (2011 – 2012); and Vice President Finance and Corporate Secretary of NovaGold Resources Inc. (2006 – 2011).

     After giving effect to the Arrangement, it is expected that the number of common shares of the Combined Company (including options exercisable within 60 days of the Effective Date) beneficially owned, directly or indirectly, or over which control or direction will be exercised, by the proposed directors and officers of the Combined Company, will be an aggregate of approximately 40,526,987 common shares of the Combined Company representing approximately 38.6% of the estimated outstanding common shares of the Combined Company following completion of the Arrangement. This figure includes 2,784,000 common shares registered to Gold First, of which Mr. Philip O’Neill is considered to be the beneficial owner.

THE ARRANGEMENT AGREEMENT

     The Arrangement will be carried out pursuant to the Arrangement Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Arrangement Agreement and Plan of Arrangement. This summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is attached as Appendix F to this Circular and the Plan of Arrangement, which is Schedule “A” to the Arrangement Agreement.

     On April 22, 2015, Sunward and NovaCopper entered into the Arrangement Agreement, pursuant to which Sunward and NovaCopper agreed that, subject to the terms and conditions set forth in the Arrangement Agreement, NovaCopper will acquire all of the issued and outstanding Sunward Shares. Upon completion of the Arrangement, each Sunward Shareholder (other than Dissenting Sunward Shareholders) will receive, in exchange for each Sunward Share, 0.3 of a NovaCopper Share. The terms of the Arrangement Agreement are the result of arm’s length negotiations conducted between representatives of the NovaCopper Board and the Sunward Special Committee and their respective advisors.

Representations and Warranties

     The Arrangement Agreement contains representations and warranties made by Sunward to NovaCopper and representations and warranties made by NovaCopper to Sunward. Those representations and warranties were made solely for the purposes of the Arrangement Agreement and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating its terms. Moreover, some of the representations and warranties contained in the Arrangement Agreement are subject to a contractual standard of materiality (including a material adverse effect) that is different from that generally applicable to the public disclosure to Sunward Shareholders or NovaCopper Shareholders, as the case may be, or those standards used for the purpose of allocating risk between parties to an agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

     The representations and warranties provided by Sunward in favour of NovaCopper relate to, among other things: (a) the approval of the Arrangement Agreement by the Sunward Board; (b) the receipt of a fairness opinion from Cormark, determining that the transaction is fair to Sunward Shareholders; (c) the due incorporation, existence, and power and authority of Sunward and its subsidiaries to own its assets and conduct its business in compliance with the permitting and registration requirements of the applicable governmental entities; (d) the corporate power, authority and capacity of Sunward to enter into the Arrangement Agreement and perform its obligations thereunder; (e) the execution and delivery of the Arrangement Agreement and the performance by it of its obligations thereunder will not: (i) result in a violation, conflict or default under Sunward’s articles or by-laws, any material permit or material contract to which Sunward, its subsidiaries or any of its properties or assets are bound, (ii) subject to obtaining key regulatory approvals, result in a violation or breach of or default under any laws, regulation, order, judgment or decree applicable to Sunward, its subsidiaries or its properties or assets, or cause the suspension or revocation of any permit of Sunward or its subsidiaries, (iii) give rise to any rights of first refusal or trigger any change of control provisions, or (iv) result in imposition of any liens on assets of Sunward or its subsidiaries; (f) the capitalization of Sunward; (g) Sunward’s ownership of its subsidiaries; (h) Sunward’s reporting issuer status in British Columbia, Ontario and Alberta; (i) Sunward’s compliance with all filing requirements for public documents in accordance with the TSX requirements and all applicable Securities Laws; (j) Sunward’s financial statements; (k) Sunward’s internal controls and financial reporting; (l) the accuracy of the books, records and accounts of Sunward and its subsidiaries; (m) the accuracy of the corporate minute books of Sunward and its subsidiaries; (n) the absence of undisclosed liabilities; (o) the absence of certain material changes or events since April 22, 2015; (p) the absence of any claims or proceedings against Sunward or any of its subsidiaries; (q) tax related matters; (r) Sunward’s title, mineral interests and rights to the Titiribi Project; (s) the performance of all obligations under Sunward’s material contracts; (t) the sufficiency and compliance with required permits necessary for conducting the business of Sunward; (u) environmental matters; (v) Sunward’s technical disclosure related to mineral deposits being in compliance with NI 43-101; (w) Sunward being in compliance with all applicable laws and having the necessary authorization from regulatory authorities for conducting the business of Sunward; (x) employee benefits, employment and labour matters; (y) compliance with any applicable laws; (z) the absence of cease trade orders; (aa) the absence of any related party transactions other than as has been disclosed; (bb) the absence of any expropriation order from a governmental entity relating to the property and assets of Sunward; (cc) the absence of registration rights of Sunward Shareholders to register or otherwise qualify the Sunward Shares for public sale or distribution; (dd) the absence of any person with any other right of participation in any of the material properties or assets owned by Sunward or any of its subsidiaries; (ee) the absence of any restrictions on the business activities of Sunward by any judicial body or governmental entity; (ff) retainment of brokers; (gg) the validity of insurance policies and coverage; (hh) compliance with anti-corruption and anti-bribery legislation; and (ii) the absence of a shareholder rights plan, “poison pill” antitakeover plan or similar defensive device.

     The representations and warranties provided by NovaCopper in favour of Sunward relate to, among other things: (a) the approval of the NovaCopper Resolution by the NovaCopper Board; (b) the due incorporation, existence, and power and authority of NovaCopper and its subsidiaries to own its assets and conduct its business in compliance with the permitting and registration requirements of the applicable governmental entities; (c) the corporate power and authority of NovaCopper to enter into the Arrangement Agreement and perform its obligations thereunder; (d) the execution and delivery of the Arrangement Agreement, and the performance by it of its obligations thereunder will not: (i) result in a violation, conflict or default under NovaCopper’s articles or bylaws, any material permit or material contract to which NovaCopper, its subsidiaries or any of its properties or assets are bound, (ii) subject to obtaining key regulatory approvals, result in a violation or breach of or default under any laws, regulation, order, judgment or decree applicable to NovaCopper, its subsidiaries or its properties or assets, or cause the suspension or revocation of any permit of NovaCopper or its subsidiaries (iii) give rise to any rights of first refusal or trigger any change of control provisions, or (iv) result in the imposition of any liens on assets of NovaCopper or its subsidiaries; (e) the capitalization of NovaCopper; (f) NovaCopper’s reporting issuer status in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland; (g) NovaCopper’s ownership of its subsidiaries; (h) NovaCopper’s compliance with all filing requirements for public documents in accordance with TSX and NYSE MKT requirements and applicable Securities Laws; (i) NovaCopper’s financial statements; (j) NovaCopper’s internal controls and financial reporting; (k) the accuracy of the books, records and accounts of NovaCopper and its subsidiaries; (l) the accuracy of the corporate minute books of NovaCopper and its subsidiaries; (m) the absence of undisclosed liabilities; (n) the absence of certain material changes or events since April 22, 2015; (o) the absence of any claims or proceedings against NovaCopper or any of its subsidiaries; (p) tax related matters; (q) NovaCopper’s title, mineral interests and rights to the Upper Kobuk Mineral Projects; (r) the performance of all obligations under NovaCopper’s material contracts; (s) the sufficiency and compliance with required permits; (t) environmental matters; (u) NovaCopper technical disclosure related to mineral deposits is compliance with NI 43-101; (v) NovaCopper being in compliance with any applicable laws and having the necessary authorization from regulatory authorities for conducting the business of NovaCopper; (w) the absence of cease trade orders; (x) the absence of any related party transactions other than as has been disclosed; (y) the absence of any expropriation order from a governmental entity relating to the property and assets of NovaCopper; (z) the absence of registration rights of NovaCopper Shareholders to register or otherwise qualify the NovaCopper Shares for public sale or distribution; (aa) the absence of any person with any other right of participation in any of the material properties or assets owned by NovaCopper or any of its subsidiaries; (bb) the absence of any restrictions on the business activities of NovaCopper by any judicial body or governmental entity; (cc) retainment of brokers; (dd) the validity of insurance policies and coverage; (ee) compliance with anti-corruption and anti-bribery legislation; (ff) employment and labour matters; and (gg) the absence of a shareholder rights plan, “poison pill”, antitakeover plan or similar defensive device.

Conditions Precedent to the Arrangement

Mutual Conditions

     The obligations of the Parties to complete the Arrangement are subject to the fulfillment, on or before the Effective Time, of each of the following conditions precedent, each of which may only be waived in whole or in part with the mutual consent of Sunward and NovaCopper:

  the Sunward Shareholder Approval shall have been obtained at the Sunward Meeting in accordance with the Interim Order;

  the NovaCopper Shareholder Approval will have been obtained at the NovaCopper Meeting;

  the Interim Order and the Final Order will each have been obtained on terms consistent with the Arrangement Agreement and in form and substance satisfactory to each Party, acting reasonably, and will not have been set aside or modified in a manner unacceptable to either of the Parties, acting reasonably, on appeal or otherwise;

  there will not exist any prohibition at law, including a non-appealable cease trade order, injunction or other prohibition or order at law or under applicable legislation, and there will not have been any action taken under any law by any governmental entity or other regulatory authority or any other person, that makes it illegal or otherwise directly or indirectly restrains, enjoins, makes illegal, prevents or prohibits the consummation of the Arrangement;

  Sunward shall make all “change of control” payments contemplated by the contracts listed in Schedule 3.1(y)(ii) of the Sunward Disclosure Schedule on or prior to the Effective Date;

  Key Regulatory Approvals, including approval from the TSX shall have been obtained;

  the TSX will have conditionally approved and NYSE MKT will have approved the listing thereon of the NovaCopper Shares to be issued pursuant to the Arrangement and any NovaCopper Shares to be issued upon exercise of Arrangement Options, subject only to the customary listing conditions of the TSX and notice of issuance to the NYSE MKT, respectively; and

  the distribution of the NovaCopper Shares pursuant to the Arrangement will be exempt from the prospectus and registration requirements of applicable Securities Laws either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces of Canada or by virtue of applicable exemptions under Securities Laws.

Additional Conditions in Favour of NovaCopper

     The obligations of NovaCopper to complete the Arrangement are subject to the fulfillment of each of the following additional conditions precedent at or before the Effective Time (each of which is for the exclusive benefit of NovaCopper and may be waived by NovaCopper in whole or in part at any time):

  all covenants of Sunward under the Arrangement Agreement to be performed on or before the Effective Time which have not been waived by NovaCopper will have been duly performed by Sunward in all material respects;

  all representations and warranties of Sunward will be true and correct as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which will be determined as of that specified date), except where any failure or failures of any such representations and warranties would not reasonably be expected to have a Material Adverse Effect with respect to Sunward;

  since the date of the Arrangement Agreement, there will not have occurred any material adverse effect in respect of Sunward;

  holders of no more than 5% of the Sunward Shares will have exercised their Dissent Rights in connection with the Arrangement; and

  NovaCopper will have received a certificate of Sunward addressed to NovaCopper and dated the Effective Date, signed on behalf of Sunward by two senior executive officers of Sunward (on Sunward’s behalf and without personal liability), confirming the above bulleted conditions in favour of NovaCopper under this section as at the Effective Time.

Additional Conditions in Favour of Sunward

     The obligations of Sunward to complete the Arrangement are subject to the fulfillment of each of the following additional conditions precedent at or before the Effective Time (each of which is for the exclusive benefit of Sunward and may be waived by Sunward in whole or in part at any time):

  all covenants of NovaCopper under the Arrangement Agreement to be performed on or before the Effective Time which have not been waived by Sunward will have been duly performed by NovaCopper in all material respects;

  all representations and warranties of NovaCopper will be true and correct as of the Effective Time, as though made on and as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which will be determined as of that specified date), except where any failure or failures of any such representations and warranties would not reasonably be expected to have a Material Adverse Effect with respect to NovaCopper;

  since the date of the Arrangement Agreement, there will not have occurred any material adverse effect in respect of NovaCopper; and

  NovaCopper will have fully satisfied its obligations under the Arrangement Agreement to deliver or cause to be delivered to the Depositary in escrow pending the Effective Time, sufficient NovaCopper Shares (and any treasury directions addressed to NovaCopper’s transfer agent as may be necessary) to satisfy the aggregate number of NovaCopper Shares to be paid to Sunward Shareholders (other than Dissenting Sunward Shareholders) under the Arrangement;

  NovaCopper will have appointed, subject to the consummation of the Arrangement, the Gold First Board Nominees to the NovaCopper Board; and

  Sunward will have received a certificate of NovaCopper, addressed to Sunward and dated the Effective Date, signed on behalf of NovaCopper by two senior executive officers (on NovaCopper’s behalf and without personal liability), confirming the above bulleted conditions in favour of Sunward under this section as at the Effective Time.

Covenants

     In the Arrangement Agreement, each of Sunward and NovaCopper has agreed to certain covenants, including customary affirmative and negative covenants relating to the operation of their respective businesses, and using commercially reasonable efforts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement.

     The Parties shall, and shall cause each of its subsidiaries to, conduct their respective business in the ordinary course consistent with past practice and, to the extent consistent therewith, use its reasonable best efforts to (i) preserve intact the present business organization, (ii) maintain in effect all material permits, (iii) keep available the services of present officers, key employees and key consultants, (iv) comply in all material respects with the terms of each material Contract to which it or any of its subsidiaries is a party, and (v) preserve intact the material relationships with suppliers, distributors and employees.

Covenants of Sunward Regarding the Conduct of Business

     Without limiting the generality of the foregoing, Sunward shall not, nor shall it permit any of its subsidiaries to, directly or indirectly, without the prior written consent of NovaCopper:

  take any action except in the ordinary course of business;

  amend its notice of articles, articles, charter, by-laws or other comparable organizational documents or split, combine, reclassify or create a new class of any shares in the capital of Sunward or any of its subsidiaries, or declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of the Sunward Shares or any other securities of Sunward or any of its subsidiaries;

  offer, issue, grant, deliver, sell or pledge, or agree to offer, issue, grant, deliver, sell or pledge, any shares or other securities of Sunward or its subsidiaries, or the issuance of Sunward Shares issuable pursuant to the terms of the outstanding Sunward Options and the grant of Sunward Options pursuant to contractual commitments;

  redeem, purchase or otherwise acquire, or offer or agree to redeem, purchase or otherwise acquire, any outstanding securities of Sunward or any of its subsidiaries;

  adopt a plan of liquidation or dissolution providing for the liquidation or dissolution of Sunward or any of its subsidiaries;

  amend its accounting policies or adopt new accounting policies, in each case except as required in accordance with IFRS;

  make or amend any Tax election, change any method of Tax accounting, settle or compromise any Tax liability, file any material amended return, surrender any right to claim a material Tax refund, or consent to the extension or waiver of the limitation period applicable to any material Tax claim or assessment;

  (i) sell assets for an amount greater than $50,000 in the aggregate; (ii) acquire assets for an amount greater than $50,000 in the aggregate; (iii) except in the ordinary course of business, incur new liabilities; (iv) pay, discharge or satisfy any obligation for an amount greater than $50,000; (v) waive, release, transfer or grant any rights of material value; or (vi) agree or propose to do any of the foregoing;

  other than as necessary to comply with the Plan of Arrangement, existing contracts or Sunward’s benefit plan, or in the ordinary course of business consistent with past practice, grant an increase in compensation or comparable benefit of any form, take steps to hire or terminate employees or consultants of Sunward or its subsidiaries, make a loan to any employee or adopt any collective bargaining agreement;

  settle, pay, discharge, satisfy, compromise, waive, assign or release any action, claim or proceeding brought against Sunward and/or any of its subsidiaries or any action, claim or proceeding brought by any present, former or purported holder of its securities for an amount that exceeds $50,000 in the aggregate;

  except as contemplated by the Arrangement Agreement, enter into any agreement or arrangement that limits or otherwise restricts in any material respect Sunward or any of its subsidiaries or any successor thereto, or that would, after the Effective Time, limit or restrict in any material respect Sunward or any of its subsidiaries, from competing in any manner;

  waive, release or assign any material rights, claims or benefits of Sunward or any of its subsidiaries;

  except as contemplated by the Arrangement Agreement, enter into any agreement that, if entered into would be a material contract or modify, amend in any material respect, transfer or terminate any material contract, or waive, release or assign any material rights or claims thereto or thereunder;

  take any action or fail to take any action, which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any governmental entities to institute proceedings for the suspension, revocation or limitation of rights under, any material permits necessary to conduct the business of Sunward and its subsidiaries as now conducted, or fail to prosecute with commercially reasonable due diligence any pending applications to any governmental entities for regulatory approvals;

  take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Sunward to consummate the Arrangement; and

  agree, resolve or commit to do any of the foregoing.

Covenants of Sunward Relating to the Arrangement

     Sunward shall, and shall cause its subsidiaries to, perform all obligations required to be performed by Sunward, co-operate with NovaCopper and do all such other acts and things as may be necessary or desirable in order to consummate the Arrangement and Sunward shall and, where applicable, shall cause its subsidiaries to:

  use commercially reasonable efforts to obtain and assist NovaCopper in obtaining all required regulatory approvals;

  use commercially reasonable efforts to obtain all third party consents, approvals and notices required under any material contracts to which Sunward or any of its subsidiaries is a party, and all key third party consents;

  defend all lawsuits or other legal, regulatory or other proceedings against Sunward challenging or affecting the consummation of the Arrangement;

  provide such assistance as may be reasonably requested by NovaCopper for the purposes of completing the NovaCopper Meeting;

  subject to applicable law, make available and cause to be made available to NovaCopper, and its agents and advisors, information reasonably requested by NovaCopper for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of NovaCopper and Sunward following completion of the Arrangement and confirming the representations and warranties of Sunward set out in the Arrangement Agreement;

  use commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and take all steps set forth in the Interim Order;

  provided that the Effective Date has occurred, Sunward will use its commercially reasonable efforts to obtain and deliver to NovaCopper at the Effective Time duly executed and legally binding resignations, effective as of the Effective Date, of each director and officer of Sunward and its subsidiaries as NovaCopper may reasonably require, together with corresponding releases in favour of Sunward and its subsidiaries, as applicable, each in form and substance satisfactory to NovaCopper, acting reasonably;

  deliver to each director and officer who delivers a resignation a release in favour of such resigning director or officer, each in form and substance satisfactory to NovaCopper, acting reasonably; and

  vote any and all NovaCopper Shares held by it on the record date for the NovaCopper Meeting in favour of the Arrangement.

Covenants of NovaCopper Regarding the Conduct of Business

     Without limiting the generality of the foregoing, NovaCopper shall not, nor shall it permit any of its subsidiaries to, directly or indirectly, without the prior written consent of Sunward:

  amend its notice of articles, articles, charter, by-laws or other comparable organizational documents to split, combine, reclassify or create a new class of any shares in the capital of NovaCopper or any of its subsidiaries;

  adopt a plan of liquidation or dissolution providing for the liquidation or dissolution of NovaCopper or any of its subsidiaries;

  take any action or fail to take any action, which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any governmental entities to institute proceedings for the suspension, revocation or limitation of rights under, any material permits necessary to conduct the business of NovaCopper and its subsidiaries as now conducted, or fail to prosecute with commercially reasonable due diligence any pending applications to any governmental entities for regulatory approvals;

  take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Sunward to consummate the Arrangement; and

  agree, resolve or commit to do any of the foregoing.

Covenants of NovaCopper Relating to the Arrangement

     NovaCopper shall, and shall cause its subsidiaries to, perform all obligations required to be performed by NovaCopper, co-operate with Sunward and do all such other acts and things as may be necessary or desirable in order to consummate the Arrangement and NovaCopper shall and, where applicable, shall cause its subsidiaries to:

  use commercially reasonable efforts to obtain and assist Sunward in obtaining all required regulatory approvals and all key third-party consents;

  defend all lawsuits or other legal, regulatory or other proceedings against NovaCopper challenging or affecting the Arrangement Agreement or the consummation of the Plan of Arrangement;

  provide such assistance as may be reasonably requested by Sunward for the purposes of conducting the Sunward Meeting;

  apply for and use commercially reasonable efforts to obtain (i) conditional approval of the listing and posting for trading on the TSX of the NovaCopper Shares issuable under the Plan of Arrangement, subject only to satisfaction by NovaCopper of customary listing conditions of the TSX, and (ii) approval of the listing and posting for trading or reservation for listing and posting for trading as the case may be, of the NovaCopper Shares issuable under the Plan of Arrangement on the NYSE MKT, subject to notice of issuance;

  subject to applicable law, make available and cause to be made available to Sunward, and its agents and advisors, information reasonably requested by Sunward for the purposes of confirming the representations and warranties of NovaCopper set out in the Arrangement Agreement;

  use commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement;

  in accordance with the terms of the Plan of Arrangement, at the Effective Time, to the extent applicable, each Sunward Option which is outstanding and has not been duly exercised prior to the Effective Date, shall be exchanged for an Arrangement Option in accordance with the Plan of Arrangement; and

  vote any and all Sunward Shares held by it on the record date for the Sunward Meeting in favour of the Arrangement Resolution.

Post-Arrangement Amalgamation

     NovaCopper intends to incorporate the ULC and, as soon as possible after the Effective Time, the ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and the ULC and Sunward will be continued as one unlimited liability corporation (the “Merged ULC Company”) such that:

(a)	the property of each of Sunward and the ULC shall continue to be the property of Merged ULC Company;

(b)	the Merged ULC Company shall continue to be liable for the obligations of each of Sunward and the ULC;

(c)	any existing cause of action, claim or liability to prosecution of each of the amalgamating corporations shall be unaffected;

(d)

upon the issuance of a certificate of amalgamation pursuant to section 281 of the BCBCA, all Sunward Shares, including all Sunward Shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

(e)	Merged ULC Company shall be authorized to issue an unlimited number of common shares without par value;

(f)	the Notice of Articles and Articles of ULC then in existence shall be deemed to be the Articles of the Merged ULC Company;

(g)	the registered office of ULC shall be the registered office of Merged ULC Company; and

(h)	the Merged ULC Company will be an unlimited liability corporation under the BCBCA.

Mutual Covenant Regarding Non-Solicitation

     Except as expressly provided in the Arrangement Agreement, neither Party will, directly or indirectly, through any of its representatives or subsidiaries, or otherwise, and will not authorize any such person to do so on its behalf:

  solicit, assist, initiate, encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding an Acquisition Proposal;

  participate in any substantive discussions or negotiations with any Person (other than the other Party or any of its affiliates) regarding an Acquisition Proposal;

  approve, accept, endorse or recommend, or publicly propose to approve, accept, endorse or recommend, any Acquisition Proposal;

  accept or enter into or publicly propose to accept or enter into, any agreement, understanding or arrangement or other contract in respect of an Acquisition Proposal; or

  make a Change in Recommendation.

Notification of Acquisition Proposals

     The Sunward Board and the NovaCopper Board, as the case may be, may prior to Sunward Shareholder Approval in the case of the Sunward Board and prior to NovaCopper Shareholder Approval in the case of the NovaCopper Board, engage in discussions or negotiations with, or respond to enquiries that constitute an unsolicited written Acquisition Proposal that such Board has determined constitutes, or could reasonably be expected to result in, a Superior Proposal.

     If a Party or any of its subsidiaries or any of their respective representatives, receives an Acquisition Proposal after the date of the Arrangement Agreement, or any request for copies of, access to, or disclosure of, confidential information relating to such Party or any subsidiary in connection with such an Acquisition Proposal, such Party shall promptly notify the other Party, at first orally and then in writing, within 24 hours of receipt of any Acquisition Proposal, including the material terms and conditions thereof, and the identity of the person or persons making the Acquisition Proposal, and shall include copies of any related documentation. The Party receiving such Acquisition Proposal shall thereafter also provide such other details of such Acquisition Proposal, or any amendment to any of the foregoing, as the other Party may reasonably request. Each Party receiving an Acquisition Proposal shall promptly keep the other Party fully informed as to the status, including any changes to the material terms, of such Acquisition Proposal, or any amendment thereto, and shall respond promptly to all inquiries from the other Party with respect thereto.

Responding to Acquisition Proposals and Superior Proposals

     Notwithstanding the non-solicitation provisions in the Arrangement Agreement or of any other agreement between the Parties or between a Party and any other person, including the provisions of any confidentiality or standstill agreement, if at any time following the date of the Arrangement Agreement and prior to obtaining the approval of the Arrangement Resolution at the Sunward Meeting with respect to Sunward and the NovaCopper Shareholder Approval with respect to NovaCopper, a Party receives a written Acquisition Proposal that the board of directors of such Party determines in good faith, after consultation with its financial advisors and legal counsel, constitutes or could reasonably be expected to result in a Superior Proposal, then such Party may, provided it is in compliance with the non-solicitation provisions of the Arrangement Agreement: (i) furnish information with respect to such Party and its subsidiaries to the person making such Acquisition Proposal; and/or (ii) enter into, participate, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the person making such Acquisition Proposal, provided that such Party shall not, and shall not allow its representatives to, disclose any non-public information with respect to such party to such person if (A) such non-public information has not been previously provided to, or is not concurrently provided to, the other Party to the Arrangement Agreement and (B) the Party receiving such Acquisition Proposal has not entered into a confidentiality agreement with such person containing terms and conditions that are customary for such agreements in the mining industry and are no more favourable to such person than the Confidentiality Agreements.

Right to Match

     Each Party has covenanted and agreed that it will not make a Change in Recommendation or accept, approve, endorse, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal (other than a confidentiality and standstill agreement permitted by the Arrangement Agreement) unless: the Party receiving such proposal (the “Receiving Party”) has complied with its obligations under the non-solicitation provisions and has provided the other Party (the “Responding Party”) with a copy of all documentation relating to the Superior Proposal; and a period (the “Response Period”) of five (5) business days has elapsed from the date that is the later of: the date on which the Responding Party receives written notice from the board of directors of the Receiving Party that such board of directors has determined, subject only to compliance with this the Arrangement Agreement, to make a Change in Recommendation or accept, approve, endorse, recommend or enter into a definitive agreement with respect to such Superior Proposal; and the date the Responding Party receives all documentation relating to the Superior Proposal.

     During the Response Period, the Responding Party will have the right, but not the obligation, to offer to amend the Arrangement Agreement and the Plan of Arrangement. The board of directors of the Receiving Party shall review any such offer by the Responding Party to amend the Arrangement Agreement and the Plan of Arrangement to determine whether the Acquisition Proposal to which the Responding Party is responding would continue to be a Superior Proposal when assessed against the Arrangement as it is proposed in writing by the Responding Party to be amended. If the board of directors of the Receiving Party determines that the Acquisition Proposal no longer constitutes a Superior Proposal, such board of directors will cause the Receiving Party to enter into an amendment to the Arrangement Agreement with the Responding Party incorporating the amendments to the Arrangement Agreement and Plan of Arrangement as set out in the written offer to amend, and will promptly reaffirm its recommendation of the Arrangement by the prompt issuance of a press release to that effect. If the board of directors of the Receiving Party determines that the Acquisition Proposal continues to be a Superior Proposal, the Receiving Party may approve and recommend that shareholders of the Receiving Party accept such Superior Proposal and may terminate the Arrangement Agreement in order to accept or enter into an agreement, understanding or arrangement to proceed with the Superior Proposal.

     Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the shareholders of the Receiving Party shall constitute a new Acquisition Proposal for the purposes of the Arrangement Agreement and the Responding Party shall be afforded a new Response Period and the rights afforded in the Arrangement Agreement in respect of each such Acquisition Proposal.

     Where at any time within ten (10) days before the Sunward Meeting or the NovaCopper Meeting, as applicable, the Receiving Party has provided the Responding Party with a notice under the Arrangement Agreement hereof, an Acquisition Proposal has been publicly disclosed or announced, and the Response Period has not elapsed, then, subject to applicable laws, at the Responding Party’s request, the Receiving Party will postpone or adjourn the Sunward Meeting or the NovaCopper Meeting, as applicable, to a date acceptable to the Responding Party, acting reasonably, which shall not be later than ten (10) days after the scheduled date of the Sunward Meeting or the NovaCopper Meeting, as applicable, and shall, in the event that the Parties amend the terms of the Arrangement Agreement, ensure that the details of such amended Agreement are communicated to the shareholders as the Receiving Party prior to the resumption of the adjourned meeting.

Termination of the Arrangement Agreement

     The Arrangement Agreement may be terminated at any time prior to the Effective Time in certain circumstances, including, as follows:

  by mutual written agreement of Sunward and NovaCopper;

  by either Sunward or NovaCopper, if:

the Effective Time shall not have occurred on or before the Outside Date, except that the right to terminate in this circumstance shall not be available to any Party whose failure to fulfill any of its obligations or whose breach of any of its representations and warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such Outside Date; or

there exists any final and non-appealable prohibition at Law, including any cease trade order, injunction or other prohibition or order of any governmental entity of competent jurisdiction, which shall restrain, enjoin, make illegal or otherwise prohibit or prevent the consummation of the Arrangement; or

the Arrangement Resolution shall have failed to obtain the Sunward Shareholder Approval at the Sunward Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order; or

the NovaCopper Shareholders shall have failed to approve the Arrangement and the transactions contemplated by the Arrangement Agreement at the NovaCopper Meeting (including any adjournment or postponement thereof); or

by NovaCopper, if:

the Sunward Board makes a Change in Recommendation; or

the NovaCopper Board authorizes NovaCopper, subject to complying with the terms of the Arrangement Agreement, to enter into a legally binding agreement with respect to a Superior Proposal; provided that concurrently with such termination, NovaCopper pays the Termination Fee; or

any of the conditions in favour of NovaCopper are not satisfied, and such condition is incapable of being satisfied by the Outside Date; provided that NovaCopper is not then in breach of the Arrangement Agreement so as to cause any conditions not to be satisfied; or

a representation or warranty of Sunward contained in the Arrangement Agreement shall be inaccurate or shall have become inaccurate, or a material failure to perform any covenant or agreement on the part of Sunward set forth in the Arrangement Agreement shall have occurred, in each case that would cause one or more conditions in favour of NovaCopper not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; provided that NovaCopper is not then in breach of the Arrangement Agreement so as to cause any of such conditions in favour of NovaCopper not to be satisfied; or

Sunward is in breach or in default of any of its non-solicitation obligations or covenants other than an immaterial breach of Sunward’s obligation provide notice of an Acquisition Proposal to NovaCopper within a prescribed period; or

the Sunward Board authorizes Sunward to enter into a binding written agreement relating to a Superior Proposal; or

by Sunward, if:

the NovaCopper Board makes a Change in Recommendation; or

the Sunward Board authorizes Sunward, subject to complying with the terms of the Arrangement Agreement, to enter into a legally binding agreement with respect to a Superior Proposal; provided that concurrently with such termination, Sunward pays the Termination Fee; or

any of the conditions in favour of Sunward are not satisfied, and such condition is incapable of being satisfied by the Outside Date; provided that Sunward is not then in breach of the Arrangement Agreement so as to cause any conditions not to be satisfied; or

  a representation or warranty of NovaCopper contained in the Arrangement Agreement shall be inaccurate or shall have become inaccurate, or a material failure to perform any covenant or agreement on the part of NovaCopper set forth in the Arrangement Agreement shall have occurred, in each case that would cause one or more conditions in favour of Sunward not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; provided that Sunward is not then in breach of the Arrangement Agreement so as to cause any of such conditions in favour of Sunward not to be satisfied; or

  NovaCopper is in breach or in default of any of its non-solicitation obligations or covenants other than an immaterial breach of NovaCopper’s obligation provide notice of an Acquisition Proposal to Sunward within a prescribed period; or

  the NovaCopper Board authorizes NovaCopper to enter into a binding written agreement relating to a Superior Proposal.

Expenses

     Except as otherwise provided in the Arrangement Agreement, all fees, costs and expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses.

Termination Payments

Sunward Termination Fee

     The Arrangement Agreement provides that NovaCopper will be entitled to the Termination Fee upon the termination of the Arrangement Agreement as a result of the occurrence of any of the following events (each a “Sunward Termination Fee Event”):

by NovaCopper, if the Sunward Board makes a Change in Recommendation;

by Sunward, if the Sunward Board authorizes Sunward, subject to complying with the terms of the Arrangement Agreement, to enter into a binding agreement with respect to a Superior Proposal;

by NovaCopper, if the Sunward Board authorizes Sunward to enter into a binding written agreement relating to a Superior Proposal; or

by either Party, as a result of the Arrangement Resolution having failed to obtain the Sunward Shareholder Approval at the Sunward Meeting in accordance with the Interim Order, but only if prior to the earlier of the termination of the Arrangement Agreement or the holding of the Sunward Meeting, a bona fide Acquisition Proposal with respect to Sunward shall have been made to Sunward or publicly announced by any Person (other than NovaCopper or any of its affiliates) and within twelve (12) months following the date of such termination:

an Acquisition Proposal is consummated by Sunward; or

Sunward and/or one or more of its subsidiaries enters into a definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter;

provided that, for the purposes of this Sunward Termination Fee Event, the term “Acquisition Proposal” shall have the meaning ascribed thereto in the “Glossary of Defined Terms” in this Circular, except that references to “20%” will be deemed to be references to “50%”.

NovaCopper Termination Fee

     The Arrangement Agreement provides that Sunward will be entitled to the Termination Fee upon the termination of the Arrangement Agreement as a result of the occurrence of any of the following events (each a “NovaCopper Termination Fee Event”):

by Sunward, if the NovaCopper Board makes a Change in Recommendation;

by NovaCopper, if the NovaCopper Board authorizes NovaCopper, subject to complying with the terms of the Arrangement Agreement, to enter into a binding agreement with respect to a Superior Proposal;

by Sunward, if the NovaCopper Board authorizes NovaCopper to enter into a binding written agreement relating to a Superior Proposal; or

by either Party, as a result of the NovaCopper Shareholders having failed to approve the Arrangement and the transactions contemplated by this Agreement at the NovaCopper Meeting, but only if prior to the earlier of the termination of the Arrangement Agreement or the holding of the NovaCopper Meeting, a bona fide Acquisition Proposal with respect to NovaCopper shall have been made to NovaCopper or publicly announced by any Person and within twelve (12) months following the date of such termination:

any Acquisition Proposal is consummated by NovaCopper; or

NovaCopper and/or one or more of its subsidiaries enters into a definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter;

provided that, for the purposes of this NovaCopper Termination Fee Event, the term “Acquisition Proposal” shall have the meaning ascribed thereto in the “Glossary of Defined Terms”, except that references to “20%” will be deemed to be references to “50%”.

Amendment

     The Plan of Arrangement and the Arrangement Agreement may, at any time before or after the Sunward Meeting, but not later than the Effective Time, be amended by mutual written agreement of the Parties and any such amendment may, subject to the Interim Order and the Final Order and applicable law, without limitation:

  change the time for performance of any of the obligations or acts of the Parties;

  waive any inaccuracies or modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

  waive compliance with or modify any of the covenants in the Arrangement Agreement and waive or modify the performance of any of the obligations of the Parties;

  waive compliance with or modify any mutual conditions precedent in the Arrangement Agreement; and/or amend the steps comprising the Arrangement.

REGULATORY MATTERS

Canadian Securities Law Matters

Qualification and Resale of NovaCopper Shares

     The NovaCopper Shares to be issued in exchange for Sunward Shares pursuant to the Arrangement will be issued in reliance upon exemptions from the prospectus requirements of securities legislation in each province and territory of Canada. Subject to certain disclosure and regulatory requirements and to customary restrictions applicable to distributions of shares that constitute “control distributions”, NovaCopper Shares issued pursuant to the Arrangement may be resold in each province and territory in Canada.

MI 61-101

     MI 61-101 regulates certain types of related party transactions to ensure equality of treatment among security holders and may require enhanced disclosure, approval by a majority of security holders (excluding “interested parties” under applicable law), independent valuations and, in certain instances, approval and oversight of certain transactions by a special committee of independent directors. The protections afforded by MI 61-101, apply to, among other transactions “business combinations” (as defined in MI 61-101) which may terminate the interests of security holders without their consent and “related party transactions” (as defined in MI 61-101), being transactions with a related party. Sections 4.3 and 5.4 of MI 61-101, respectively, require an issuer to, subject to certain exemptions, obtain a formal valuation for certain business combinations and related party transactions, and sections 4.5 and 5.6 of MI 61-101, respectively, require an issuer to seek minority approval before completing a business combination or a related party transaction.

     As a result of Philip O’Neill, a “related party” (as defined in MI 61-101), being entitled to receive a “collateral benefit” (as defined in MI 61-101) as a consequence of the transaction, the Arrangement is deemed to be a “business combination” (as defined in MI 61-101). Consequently, Sunward will be required to obtain the approval of a majority of minority shareholders pursuant to MI 61-101, and in obtaining such approval, must exclude the votes attached to securities beneficially owned or controlled by an interested party. Under MI 61-101 Mr. Philip O’Neill is considered an “interested party” as a result of the change of control payment he may be entitled to under his employment contract (see “Information Relating to Sunward – Termination and Change of Control Benefits Provisions in Employment Contracts”). As a result, votes attached to any securities held by Mr. O'Neill and their joint actors or related parties may not be counted in determining the minority approval vote. Gold First, a major shareholder of Sunward is a related party to Mr. O’Neill.

     For the purposes of obtaining minority approval of the Arrangement Resolution, the votes attached to the Sunward Shares held by Mr. Philip O’Neill and any affiliate of, or person acting jointly or in concert with Mr. Philip O’Neill or any other related party of Mr. Philip O’Neill will be excluded in determining approval of the Arrangement Resolution. Gold First, a major shareholder of Sunward is a related party to Mr. O'Neill.

     As of the Record Date, Sunward estimates that a total of 46,400,000 Sunward Shares, all of which are held by Gold First and their related parties (as that term is defined in MI 61-101), representing approximately 32.6% of the outstanding Sunward Shares on a non-diluted basis, and 30.49% of the outstanding Sunward Shares on a fully-diluted basis, will be excluded in determining whether minority approval for the Arrangement Resolution is obtained.

     The Arrangement is also considered a “related party transaction” under MI 61-101 for NovaCopper, as NovaCopper will be issuing NovaCopper Shares to an affiliate of Electrum Strategic Resources L.P., The Baupost Group, L.L.C., Paulson & Co. Inc., Gregory Lang and Igor Levental, all of whom are insiders of NovaCopper, as consideration for Sunward Shares held by such insiders pursuant to the terms of the Arrangement; however, the transaction is exempt from the requirements to obtain a formal valuation or minority shareholder approval, as the fair market value of the NovaCopper Shares to be distributed to “interested parties” (as defined in MI 61-101) pursuant to the Arrangement represents less than 25% of the NovaCopper’s market capitalization. The Arrangement was considered and approved by the board of directors of NovaCopper, other than Messrs. Lang, Levental and Kaplan who declared their interests and abstained from voting at the NovaCopper Board meeting in respect of the NovaCopper Resolution. There was no materially contrary view or abstention by any other director approving the Arrangement.

United States Securities Law Matters

     The following discussion is only a general overview of certain requirements of U.S. federal securities laws that may be applicable to the holders of NovaCopper Shares. All holders of such securities are urged to obtain legal advice to ensure that the resale of such securities complies with applicable U.S. federal and state securities laws.

     The NovaCopper Shares issuable under the Arrangement to Sunward Shareholders and holders of Sunward DSUs and the Arrangement Options issuable under the Arrangement to Sunward Optionholders have not been and will not be registered under the U.S. Securities Act or any state securities laws, and such securities will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereof. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, from the registration requirements of the U.S. Securities Act where the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom the securities will be issued have the right to appear and receive timely notice thereof. The Court is authorized to conduct a hearing at which the substantive and procedural fairness of the terms and conditions of the Arrangement will be considered. The Court granted the Interim Order on May 12, 2015 and, subject to the approval of the Arrangement Resolution by Sunward Shareholders, and the approval of the NovaCopper Resolution by the NovaCopper Shareholders, a hearing for a final order approving the Arrangement will be held on June 17, 2015 by the Court. See “The Arrangement – Court Approval and Completion of the Arrangement”. All Sunward Shareholders and holders of DSUs and Sunward Options are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Interim Order. The Final Order of the Court will, if granted, constitute the basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the NovaCopper Shares issued in connection with the Arrangement.

     The NovaCopper Shares to be received by Sunward Shareholders and holders of Sunward DSUs upon completion of the Arrangement may be resold without restriction under the U.S. Securities Act, except in respect of resales by persons who are “affiliates” (within the meaning of Rule 144 under the U.S. Securities Act) of NovaCopper at the time of such resale or who have been affiliates of NovaCopper within 90 days before such resale. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer.

     In addition, the NovaCopper Shares issuable upon the exercise of the Arrangement Options in the United States after the Effective Time will not be issued in reliance upon Section 3(a)(10) of the U.S. Securities Act and such options may be exercised only pursuant to registration under the U.S. Securities Act or an available exemption from the registration requirements of the U.S. Securities Act and pursuant to any applicable state securities laws and, if issued in the United States pursuant to an exemption from the registration requirements of the U.S. Securities Act, will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act and will be subject to transfer restrictions. NovaCopper intends to file a registration statement on Form S-8 with the SEC registering the NovaCopper Share issuable upon exercise of the Arrangement Options, and, accordingly, it is not anticipated that those NovaCopper Shares will be “restricted securities” if the Arrangement Options are exercised pursuant to the registration statement.

Stock Exchange Approvals

     The NovaCopper Shares currently trade on the TSX under the symbol “NCQ” and on the NYSE MKT under “NCQ”. NovaCopper has applied to the TSX and the NYSE MKT to list the NovaCopper Shares issuable: (i) under the Arrangement and (ii) upon the exercise of the Arrangement Options. It is a condition of closing that NovaCopper will have obtained approval of the TSX, subject only to the customary listing conditions of the TSX, and of the NYSE MKT, subject to notice of issuance.

De-Listing of Sunward

     Sunward is currently a reporting issuer in British Columbia, Alberta and Ontario and its common shares currently trade on the TSX under the symbol “SWD”. Following completion of the Arrangement, it is expected that the Sunward Shares will be de-listed from the TSX and Sunward will make an application to cease to be a reporting issuer under applicable Securities Laws.

Challenges by Governmental and Other Entities

     Notwithstanding the approval of the Arrangement by the Court, there can be no assurance that any other governmental or other entities will not challenge the Arrangement on antitrust or competition grounds and, if such a challenge is made, there can be no assurance as to its result.

Material Governmental Approvals

     Other than the approval of the Arrangement by the Court, NovaCopper and Sunward are not aware of any material governmental approvals or actions that are required for completion of the Arrangement. It is presently contemplated that if any material governmental approvals or actions are required, those approvals or actions will be sought. Sunward and NovaCopper have agreed to use commercially reasonable efforts to obtain and to assist the other in obtaining all key regulatory approvals required to complete the Arrangement.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

     The following summary describes the principal Canadian federal income tax considerations under the Tax Act of the Arrangement generally applicable to a beneficial owner of Sunward Shares who, at all relevant times, for purposes of the Tax Act: (i) deals at arm’s length with Sunward and NovaCopper; (ii) is not affiliated with Sunward or NovaCopper; and (iii) holds its Sunward Shares, and will hold the NovaCopper Shares received upon the Arrangement, as capital property (a “Holder”). This summary only addresses Holders.

     Sunward Shares will generally be considered to be capital property to a Holder unless such Sunward Shares are held by the Holder in the course of carrying on a business of buying and selling securities or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade.

     This summary is not applicable to: (i) a Sunward Shareholder that is a “specified financial institution” for the purposes of the Tax Act; (ii) a Sunward Shareholder that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act; (iii) a Sunward Shareholder, an interest in which is a “tax shelter investment” for the purposes of the Tax Act; (iv) a Sunward Shareholder who makes or has made a functional currency reporting election for the purposes of the Tax Act; (v) an Sunward Shareholder that is a foreign affiliate, as defined in the Tax Act, of a taxpayer resident in Canada; or (vi) a Sunward Shareholder that has entered into or will enter into a “derivative forward agreement”, as defined in the Tax Act, in respect of the Sunward Shares or NovaCopper Shares. In addition, this summary does not address the tax considerations to Sunward Shareholders who acquired their shares on exercise of an employee stock option. Such Sunward Shareholders should consult their own tax advisors.

     Additional considerations, not discussed herein, may be applicable to a Holder that is a corporation resident in Canada and is, or becomes, controlled by a non-resident corporation for the purposes of the “foreign affiliate dumping” rules in section 212.3 of the Act. Such Holders should consult their own tax advisors.

     This summary is based on the current provisions of the Tax Act, and on counsels’ understanding of the current administrative policies and assessing practices of the CRA published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policy or assessing practice whether by legislative, regulatory, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ from those discussed herein.

     This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Sunward Shareholder. This summary is not exhaustive of all Canadian federal Income tax considerations. Accordingly, Sunward Shareholders should consult their own tax advisors having regard to their own particular circumstances.

Holders Resident in Canada

     This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act: (i) is, or is deemed to be, resident in Canada; and (ii) is not exempt from tax under Part I of the Tax Act (a “Resident Holder”). Certain Resident Holders whose Sunward Shares or NovaCopper Shares might not otherwise qualify as capital property may be entitled to have such shares, and all other “Canadian securities” (as defined in the Tax Act) owned by them in the taxation year and any subsequent taxation year, deemed to be capital property by making an irrevocable election in accordance with subsection 39(4) of the Tax Act. Resident Holders considering making such an election should consult their own tax advisors for advice as to whether the election is available or advisable in their own particular circumstances.

Exchange of Sunward Shares

     Pursuant to the Arrangement a Resident Holder, other than a Dissenting Resident Holder, as defined below, will exchange the holder’s Sunward Shares for NovaCopper Shares. Such Resident Holder will be deemed to have disposed of such Sunward Shares under a tax-deferred share-for-share exchange under Section 85.1 of the Tax Act, unless such holder chooses to recognize a capital gain (or capital loss) as described in the immediately following paragraph. More specifically, the Resident Holder will be deemed to have disposed of the Sunward Shares for proceeds of disposition equal to the adjusted cost base of the Sunward Shares to such holder, determined immediately before the Effective Time, and the Resident Holder will be deemed to have acquired the NovaCopper Shares at an aggregate cost equal to such adjusted cost base of the Sunward Shares. This cost will be averaged with the adjusted cost base of all other NovaCopper Shares held by the holder as capital property for the purpose of determining the adjusted cost base of each NovaCopper Share held by the holder.

     A Resident Holder who exchanges Sunward Shares for NovaCopper Shares pursuant to the Arrangement and who chooses to recognize all of the capital gain (or capital loss) in respect of the exchange may do so by including the applicable portion of such capital gain (or capital loss) in computing its income for the taxation year in which the exchange takes place. In such circumstances, the holder will realize a capital gain (or a capital loss) equal to the amount, if any, by which the fair market value of the NovaCopper Shares received exceeds (or is less than) the aggregate of the adjusted cost base of the Sunward Shares to the Resident Holder, determined immediately before the Effective Time, and any reasonable costs of disposition. The amount of any capital loss realized by a Sunward Shareholder that is a corporation, trust or partnership may be denied in certain cases where such Sunward Shareholder acquired the Sunward Shares in a transaction subject to the stop-loss rules described in the Tax Act. For a description of the tax treatment of capital gains and capital losses, see “Taxation of Capital Gains and Capital Losses” below. The cost of the NovaCopper Shares acquired on the exchange will be equal to the fair market value thereof. This cost will be averaged with the adjusted cost base of all other NovaCopper Shares held by the holder as capital property for the purpose of determining the adjusted cost base of such NovaCopper Shares.

Dissenting Resident Holders

     A Resident Holder who exercises Dissent Rights in respect of the Arrangement (a “Dissenting Resident Holder”) and who disposes of Sunward Shares in consideration for a cash payment from Sunward will be deemed to have received a dividend from Sunward equal to the amount by which the cash payment (other that any portion of the payment that is interest awarded by a court) exceeds the paid-up capital (computed for the purpose of the Tax Act) of the Dissenting Resident Holder’s Sunward Shares. The balance of the payment (equal to the paid-up capital of the Dissenting Resident Holder’s Sunward Shares) will be treated as proceeds disposition. The Dissenting Resident Holder will also realize a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of base of disposition, exceed (or are less than) the adjusted cost base of the Dissenting Resident Holder’s Sunward Shares. In certain circumstances, the full payment received by a Dissenting Resident Holder that is a corporation resident in Canada may be treated under the Tax Act as proceeds of disposition.

     Any deemed dividend received by a Dissenting Resident Holder and any capital gain or capital loss realized by the Dissenting Resident Holder, will be treated in the same manner as described above under the headings “Dividends on NovaCopper Shares” and “Taxation of Capital Gains and Losses” below.

     A Dissenting Resident Holder will be required to include in computing its income any interest awarded by a court in connection with the Arrangement. In addition, a Dissenting Resident Holder that, throughout the relevant taxation year, is a “Canadian controlled private corporation” (as defined in the Tax Act) may be liable to pay a refundable tax of 62/3% on its “aggregate investment income” (as defined in the Tax Act), including interest income. Dissenting Resident Holders should consult their own tax advisors with respect to the Canadian federal income tax consequences of exercising their Dissent Rights.

Dividends on NovaCopper Shares

     A Resident Holder who is an individual will be required to include in income any dividends received or deemed to be received on the Resident Holder’s NovaCopper Shares and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit rules applicable to any dividends designated by NovaCopper as “eligible dividends”, as defined in the Tax Act. There may be limitations on the ability of NovaCopper to designate dividends as eligible dividends.

     A Resident Holder that is a corporation will be required to include in income any dividend received or deemed to be received on the Resident Holder’s NovaCopper Shares, but generally will be entitled to deduct an equivalent amount in computing taxable income.

     A “private corporation” or a “subject corporation” (as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax of 33 1/3% on any dividend that it receives or is deemed to receive on NovaCopper Shares to the extent that the dividend is deducible in computing the corporation’s taxable income. This refundable tax generally will be refunded to a corporate Resident Holder at the rate of $1 for every $3 of taxable dividends paid while it is a private corporation.

     Taxable dividends received by an individual or trust, other that certain specified trust, may give rise to minimum tax under the Tax Act.

Disposing of common shares of NovaCopper

     Generally on a disposition or deemed disposition of a NovaCopper Share (other than in a tax deferred transaction), a Resident Holder will realize a capital gain (or a capital loss) equal to the amount, if any, by which the proceeds of disposition exceed (or are less than) the aggregate of the adjusted cost base to the Resident Holder of the NovaCopper Share immediately before the disposition or deemed disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses, see “Taxation of Capital Gains and Capital Losses” below.

Taxation of Capital Gains and Capital Losses

     Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in the Resident Holder’s income for the year, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in that year (subject to and in accordance with rules contained in the Tax Act). Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.

     A Resident Holder that throughout the relevant taxation year, is a “Canadian-controlled private corporation (as defined in the Tax Act) may be liable to pay a refundable tax of 62/3% on its “aggregate investment income” (as defined in the Tax Act), including any taxable capital gains.

     The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a share may be reduced by the amount of certain dividends previously received (or deemed to be received) by the Resident Holder on such share (or another share where the share has been acquired in exchange for such other share) to the extent and under circumstances prescribed by the Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns a share or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any such share. Resident Holders to whom these rules may be relevant should consult their own tax advisors.

     Capital gains realized by an individual (including certain trusts) may give rise to a liability for minimum tax as calculated under the detailed rules set out in the Tax Act.

Eligibility for Investment

     Based on the current provisions of the Tax Act, the NovaCopper Shares will be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan (“RRSP”), a registered retirement income fund (“RRIF”), a deferred profit sharing plan, a registered education savings plan, a registered disability savings plan or a tax-free savings account (“TFSA”) (each as defined in the Tax Act), at any particular time, provided that, at that time, the NovaCopper Shares are listed on a “designated stock exchange” (which currently includes the TSX and NYSE MKT) or NovaCopper is a “public corporation” (each as defined in the Tax Act).

     Notwithstanding that NovaCopper Shares may be qualified investments for a trust governed by a RRSP, RRIF or TFSA, the annuitant under an RRSP or RRIF, or the holder of a TFSA, will be subject to a penalty tax on such shares if such shares are a “prohibited investment” (as defined in the Tax Act). The NovaCopper Shares will generally not be a “prohibited investment” for a trust governed by a TFSA, RRSP or RRIF provided that (i) the holder of the TFSA or the annuitant under the RRSP or the RRIF, as the case may be, deals at arm’s length with NovaCopper for purposes of the Tax Act and does not have a “significant interest” (as defined in the Tax Act) in NovaCopper or (ii) NovaCopper Shares are “excluded property” (as defined in subsection 207.01(1) of the Tax Act) for the TFSA, RRSP or RRIF. An annuitant under the RRSP or RRIF, or a holder of a TFSA should consult its own tax advisor in this regard.

Holders Not Resident in Canada

     This portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the application of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, the Sunward Shares in a business carried on in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to certain holders that are insurers carrying on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act).

Exchange of Sunward Shares

     Sunward Shares held by Non-Resident Holders, other than Dissenting Non-Resident Holders, as defined below, will be exchanged for NovaCopper Shares as part of the Arrangement. Such exchange will occur on a tax-deferred basis, unless the Non-Resident Holder chooses to recognize a capital gain or capital loss as described in the following paragraph.

     A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of a Sunward Share, unless (i) the Sunward Share is “taxable Canadian property” to the Non-Resident Holder for purposes of the Tax Act; and (ii) the Non-Resident Holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the Non-Resident Holder is resident. Generally, a Sunward Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition provided that such share is listed on a designated stock exchange (which includes the TSX) at that time, unless at any time during the 60-month period immediately preceding that time: (a) the Non-Resident Holder, persons with whom the Non-Resident Holder did not deal at arm’s length, a partnership in which the Non-Resident Holder or a non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships, or the Non-Resident Holder together with such persons or partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of Sunward and (b) more than 50% of the fair market value of such share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource property (as defined in the Tax Act), timber resource property (as defined in the Tax Act), and options in respect of, or interests in, or civil law rights in, any such properties (whether or not such property exists). In the event Sunward Shares are “taxable Canadian property” to the Non-Resident Holder and the Non-Resident Holder chooses to recognize a capital gain (or capital loss), the consequences to such Non-Resident Holder will be the same as described above under the heading “Holders Resident in Canada – Exchange of Sunward Shares”. Any such capital gain may be exempt from tax under the Tax Act under the terms of an applicable income tax convention between Canada and the country in which the Non-Resident Holder resides.

     Non-Resident Holders who dispose of Sunward Shares that are deemed to be “taxable Canadian property” (as defined in the Tax Act) should consult their own tax advisors concerning the Canadian income tax consquences of the disposition and the potential requirement to file a Canadian income tax return depending on their particular circumstances.

Dissenting Non-Resident Holders

     A Non-Resident Holder who exercises Dissent Rights in respect of the Arrangement (a “Dissenting Non-Resident Holder”) and disposes of Sunward Shares to Sunward in consideration for cash payment from Sunward will realize a dividend and capital gain or loss in the same manner as discussed above under “Holders Resident in Canada - Dissenting Resident Holders”.

     A Dissenting Non-Resident Holder will generally not be subject to tax under the Tax Act in respect of any capital gain realized on a disposition of Sunward Shares pursuant to the exercise of their Dissent Rights unless such Sunward Shares are considered to be “taxable Canadian property”, as discussed above, to such Dissenting Non-Resident Holder that is not exempt from tax under the Tax Act pursuant to the terms of an applicable income tax treaty. Dissenting Non-Resident Holders whose Sunward Shares may constitute “taxable Canadian property” should consult their own tax advisors.

     Where a Dissenting Non-Resident Holder receives interest in connection with the exercise of Dissent Rights in respect of the Arrangement, the interest will generally not be subject to Canadian withholding tax under the Tax Act.

Dividends on NovaCopper Shares

     Dividends paid or credited, or deemed to be paid or credited, on a Non-Resident Holder’s NovaCopper Shares will be subject to withholding tax under the Tax Act at a rate of 25% unless the rate is reduced under the provisions of an applicable income tax treaty or convention. In the case of a beneficial owner of dividends who is a resident of the United States for purposes of the Canada-US Tax Convention (1980) and who is entitled to the benefits of that treaty, the rate of withholding will generally be reduced to 15%.

Disposing of NovaCopper Shares

     A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of a NovaCopper Share, unless (i) the NovaCopper Share is “taxable Canadian property” to the NonResident Holder for purposes of the Tax Act; and (ii) the Non-Resident Holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the Non-Resident Holder is resident. Generally, a NovaCopper Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition provided that such share is listed on a designated stock exchange (which includes the TSX and NYSE MKT) at that time, unless at any time during the 60-month period immediately preceding that time: (a) the Non-Resident Holder, persons with whom the Non-Resident Holder did not deal at arm’s length, a partnership in which the Non-Resident Holder or a non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships, or the NonResident Holder together with such persons or partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of NovaCopper and (b) more than 50% of the fair market value of such share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource property (as defined in the Tax Act), timber resource property (as defined in the Tax Act), and options in respect of, or interests in, or civil law rights in, any such properties (whether or not such property exists). In addition, where a Non-Resident Holder acquires NovaCopper Shares in exchange for Sunward Shares that are “taxable Canadian property”, the NovaCopper Shares will be deemed to be “taxable Canadian property” for the 60 month period that commences on the Effective Date.

     Non-Resident Holders who dispose of NovaCopper Shares that are “taxable Canadian property” should consult their own tax advisors with respect to the Canadian income tax consequences of the disposition and the potential requirement to file a Canadian income tax return in respect of the disposition depending on their particular circumstances.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general summary of certain U.S. federal income tax considerations applicable to a U.S. Holder (as defined below) arising from the receipt of NovaCopper Shares pursuant to the Arrangement and the ownership and disposition of such NovaCopper Shares. For purposes of this summary, the term “Arrangement” includes the exchange of Sunward Shares for NovaCopper Shares and the amalgamation of Sunward and ULC. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder as a result of the Arrangement or as a result of the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement. In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. Holder that may affect the U.S. federal income tax consequences to such U.S. Holder, including specific tax consequences to a U.S. Holder under an applicable tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Holder. This summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, or non-U.S. tax consequences to U.S. Holders of the Arrangement and the ownership and disposition of NovaCopper Shares. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Each U.S. Holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of NovaCopper Shares.

     No opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Scope of This Disclosure

Authorities

     This summary is based on the Code, U.S. Treasury Regulations (whether final, temporary, or proposed), published rulings of the IRS, published administrative positions of the IRS, the Convention between Canada and the United States of America with Respect to Taxes on Income and Capital, signed September 26, 1980, as amended (“Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this Circular. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Holders

     For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Sunward Shares (or, after the Arrangement, NovaCopper Shares) participating in the Arrangement or exercising Dissent Rights pursuant to the Arrangement that is for U.S. federal income tax purposes:

  an individual who is a citizen or resident of the United States;

  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons for all substantial decisions or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Non-U.S. Holders

     For purposes of this summary, a “non-U.S. Holder” is a beneficial owner of Sunward Shares participating in the Arrangement or exercising Dissent Rights that is not a partnership (or other “pass-through” entity) for U.S. federal income tax purposes and is not a U.S. Holder. This summary does not address the U.S. federal income tax consequences applicable to non-U.S. Holders arising from the Arrangement or the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement. Accordingly, a non-U.S. Holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application and operation of any income tax treaties) relating to the Arrangement and the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement.

Transactions Not Addressed

     This summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Arrangement (whether or not any such transactions are undertaken in connection with the Arrangement), including, without limitation, the following:

  any conversion into Sunward Shares or NovaCopper Shares of any notes, debentures or other debt instruments;

  any vesting, conversion, assumption, disposition, exercise, exchange, or other transaction involving any rights to acquire Sunward Shares or NovaCopper Shares, including the Sunward Options and the Sunward DSUs and any outstanding warrants to purchase Sunward Shares; and

  any transaction, other than the Arrangement, in which Sunward Shares or NovaCopper Shares are acquired.

U.S. Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

     This summary does not address the U.S. federal income tax considerations of the Arrangement or the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement to U.S. Holders that are subject to special provisions under the Code, including (except as otherwise specifically noted) U.S. Holders that: (a) are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) have a “functional currency” other than the U.S. dollar; (e) own Sunward Shares (or after the Arrangement, NovaCopper Shares) as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (f) acquired Sunward Shares in connection with the exercise of employee stock options or otherwise as compensation for services; (g) hold Sunward Shares (or after the Arrangement, NovaCopper Shares) other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) own, directly, indirectly, or by attribution, 5% or more, by voting power or value, of the outstanding Sunward Shares (or after the Arrangement, NovaCopper Shares); and (i) acquired Sunward Shares by gift or inheritance. This summary also does not address the U.S. federal income tax considerations applicable to U.S. Holders who are: (a) U.S. expatriates or former long-term residents of the U.S.; (b) persons that have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act; (c) persons that use or hold, will use or hold, or that are or will be deemed to use or hold Sunward Shares (or after the Arrangement, NovaCopper Shares) in connection with carrying on a business in Canada; (d) persons whose Sunward Shares (or after the Arrangement, NovaCopper Shares) constitute “taxable Canadian property” under the Tax Act; or (e) persons that have a permanent establishment in Canada for the purposes of the Canada-U.S. Tax Convention. U.S. Holders that are subject to special provisions under the Code, including U.S. Holders described immediately above, should consult their own tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences relating to the Arrangement and the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement.

     If an entity or arrangement that is classified as a partnership (including any other “pass-through” entity) for U.S. federal income tax purposes holds Sunward Shares (or after the Arrangement, NovaCopper Shares), the U.S. federal income tax consequences to such partnership and the partners (or owners) of such partnership of participating in the Arrangement and the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement generally will depend on the activities of the partnership and the status of such partners (or owners). This summary does not address the tax consequences to any such partnership or partner (or owner). Partners (or owners) of entities and arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of NovaCopper Shares received pursuant to the Arrangement.

Certain U.S. Federal Income Tax Consequences of the Arrangement

Characterization of the Arrangement for U.S. Federal Income Tax Purposes

     The exchange of Sunward Shares for NovaCopper Shares and the amalgamation of Sunward and ULC may be viewed either as separate transactions or treated as a single integrated transaction for U.S. federal income tax purposes. Although there are no authorities addressing facts identical to the Arrangement and therefore the matter is not free from doubt, such exchange and such amalgamation should be treated as a single integrated transaction for U.S. federal income tax purposes. This summary assumes that the Arrangement will be treated for U.S. federal income tax purposes as if Sunward merged with and into the Merged ULC Company as specified in the Plan of Arrangement and the Sunward Shareholders exchanged their Sunward Shares for NovaCopper Shares as part of such merger. If the Arrangement is treated as a single integrated transaction for U.S. federal income tax purposes, the Arrangement should qualify as a “Reorganization” within the meaning of Section 368(a) of the Code.

     Since the Arrangement will be effected pursuant to applicable provisions of Canadian corporate law that are not identical to analogous provisions of U.S. corporate law, and there are no direct authorities that consider whether the Arrangement is treated as a single integrated transaction that qualifies as a Reorganization within the meaning of Section 368(a) of the Code, there can be no assurance that the IRS or a U.S. court would not take a contrary view of the Arrangement. Neither Sunward nor NovaCopper has sought or obtained either a ruling from the IRS or an opinion of counsel regarding any of the tax consequences of the Arrangement. Accordingly, there can be no assurance that the IRS will not challenge the status of the Arrangement as a Reorganization or that the U.S. courts would uphold the status of the Arrangement as a Reorganization in the event of an IRS challenge. The tax consequences of the Arrangement qualifying as a Reorganization or as a taxable transaction are discussed below. U.S. Holders should consult their own tax advisors regarding the proper tax reporting of the Arrangement.

Tax Consequences if the Arrangement Qualifies as a Reorganization

     If the Arrangement qualifies as a Reorganization, subject to the PFIC rules discussed below, then the following U.S. federal income tax consequences will result for U.S. Holders:

  No gain or loss will be recognized by U.S. Holders;

  the aggregate tax basis of the NovaCopper Shares received in the Arrangement will be equal to the aggregate tax basis of the Sunward Shares surrendered in exchange therefor;

  the holding period for the NovaCopper Shares received in the Arrangement will include such U.S. Holder’s holding period for the Sunward Shares surrendered in exchange therefor;

  U.S. Holders generally will be required to report certain information to the IRS on their U.S. federal income tax returns for the tax year in which the Arrangement occurs, and to retain certain records related to the Arrangement; and

  U.S. Holders that own, directly, indirectly, or by attribution, 5% or more, by voting power or value, of the outstanding NovaCopper Shares after the Effective Time will be required to enter into a “gain recognition agreement” within the meaning of Section 1.367(a)-8 of the U.S. Treasury Regulations in order to benefit from Reorganization treatment. If such a U.S. Holder does not enter into a “gain recognition agreement,” the Arrangement will be a taxable transaction with respect to such U.S. Holder and the consequences described in “Tax Consequences if the Arrangement is a Taxable Transaction” below will apply.

     The IRS could challenge a U.S. Holder’s treatment of the Arrangement as a Reorganization. If the treatment of the Arrangement as a Reorganization were successfully challenged, then the Arrangement would be treated as a taxable transaction, and the consequences to U.S. Holders discussed immediately below (including the recognition of any realized gain) would apply.

Tax Consequences if the Arrangement is a Taxable Transaction

     If the Arrangement does not qualify as a Reorganization, subject to the PFIC rules discussed below, then the following U.S. federal income tax consequences would result for U.S. Holders:

  gain or loss would be recognized in an amount equal to the difference, if any, between (A) the fair market value (expressed in U.S. dollars) of the NovaCopper Shares and (B) the adjusted tax basis (expressed in U.S. dollars) of such U.S. Holder in the Sunward Shares exchanged pursuant to the Arrangement;

  the aggregate tax basis of the NovaCopper Shares received in the Arrangement would be equal to the fair market value of such shares on the date of receipt; and

  the holding period for the NovaCopper Shares received in the Arrangement would begin on the day after such shares are received.

     Subject to the PFIC rules discussed below, any gain or loss described in clause (a) immediately above would be capital gain or loss, which would be long-term capital gain or loss if the holding period with respect to such Sunward Shares is more than one year as of the date of the Arrangement. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Tax Consequences of the Arrangement if Sunward Is Classified as a PFIC

     A U.S. Holder of Sunward Shares could be subject to special, adverse tax rules in respect of the Arrangement if Sunward was classified as a “passive foreign investment company” within the meaning of Section 1297 of the Code (a “PFIC”) for any tax year during which such U.S. Holder holds or held Sunward Shares.

     A non-U.S. corporation is a PFIC for each tax year in which (i) 75% or more of its gross income is passive income (as defined for U.S. federal income tax purposes) or (ii) 50% or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets. For purposes of the PFIC provisions, “gross income” generally includes all sales revenues less cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes dividends, interest, certain royalties and rents, certain gains from the sale of stock and securities, and certain gains from commodities transactions. In determining whether or not it is a PFIC, a non-U.S. corporation is required to take into account its pro rata portion of the income and assets of each corporation in which it owns, directly or indirectly, at least a 25% interest (by value).

     Sunward believes that it was classified as a PFIC for its tax years ended March 31, 2010, 2011, 2012, 2013, 2014 and 2015 and may have been a PFIC in prior tax years. Based on current business plans and financial expectations, Sunward expects that it will be classified as a PFIC during its current tax year which includes the Effective Date. PFIC classification is factual in nature, and generally cannot be determined until the close of the tax year in question. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurances regarding the PFIC status of Sunward during the current tax year which includes the Effective Date or any prior tax year.

     Under proposed U.S. Treasury Regulations, absent application of the “PFIC-for-PFIC Exception” discussed below, if Sunward is classified as a PFIC for any tax year during which a U.S. Holder holds Sunward Shares, special rules may increase such U.S. Holder’s U.S. federal income tax liability with respect to the Arrangement.

     Under the default PFIC rules:

  the Arrangement may be treated as a taxable transaction even if it qualifies as a Reorganization as discussed above;

  any gain on the exchange of Sunward Shares pursuant to the Arrangement and any “excess distribution” (defined as the excess of distributions with respect to the Sunward Shares in any tax year over 125% of the average annual distributions such U.S. Holder has received from Sunward during the shorter of the three preceding tax years, or such U.S. Holder’s holding period for the Sunward Shares), will be allocated ratably over such U.S. Holder’s holding period for the Sunward Shares;

  the amounts allocated to the current tax year and to any tax year prior to the first year in which Sunward was a PFIC will be taxed as ordinary income in the current year;

  the amounts allocated to each of the other tax years in such U.S. Holder’s holding period for the Sunward Shares (“prior PFIC years”) will be subject to tax as ordinary income at the highest rate of tax in effect for the applicable class of taxpayer for that year;

  an interest charge for a deemed deferral benefit will be imposed with respect to the resulting tax attributable to each of the prior PFIC years, which interest charge is not deductible by non-corporate U.S. Holders; and

  any loss realized would generally not be recognized.

     A U.S. Holder that has made a mark-to-market election under Section 1296 of the Code (a “Mark-to-Market Election”) or a timely and effective election to treat Sunward as a “qualified electing fund” (a “QEF” and such an election a “QEF Election”) under Section 1295 of the Code may mitigate or avoid the PFIC consequences described above with respect to the Arrangement. A QEF Election will be treated as “timely” for purposes of avoiding the default PFIC rules discussed above only if it is made for the first year in the U.S. Holder’s holding period for the Sunward Shares in which Sunward is a PFIC. Each U.S. Holder should consult its own tax advisor regarding the availability of, and procedure for making, a QEF Election. A shareholder of PFIC stock who does not make a timely QEF Election is referred to in this section of the summary as a “Non-Electing Shareholder.”

     Under proposed U.S. Treasury Regulations, a Non-Electing Shareholder does not recognize gain in a Reorganization where the Non-Electing Shareholder transfers stock in a PFIC so long as such Non-Electing Shareholder receives in exchange stock of another corporation that is a PFIC for its taxable year that includes the day after the date of transfer. For purposes of this summary, this exception will be referred to as the “PFIC-for-PFIC Exception”. However, a Non-Electing Shareholder generally does recognize gain (but not loss) in a Reorganization where the Non-Electing Shareholder transfers stock in a PFIC and receives in exchange stock of another corporation that is not a PFIC for its taxable year that includes the day after the date of transfer.

     While Sunward believes it was a PFIC during certain tax years as discussed above, and thus is considered a PFIC with respect to certain U.S. Holders who held their Sunward Shares during any such tax year, based on current business plans and financial projections, NovaCopper does not expect to be classified as a PFIC for the tax year that includes the day after the Effective Date. Consequently, it is not expected that the “PFIC-for PFIC Exception” will apply to the Arrangement, and therefore, under the foregoing rules contained in the proposed U.S. Treasury Regulations, a Non-Electing Shareholder will recognize gain (but not loss) on the Arrangement under the rules applicable to excess distributions and dispositions of PFIC stock set forth in Section 1291 of the Code, regardless of whether the Arrangement qualifies as a Reorganization. Under the rules applicable to excess distributions and dispositions of PFIC stock set forth in Section 1291 of the Code, the amount of any such gain recognized by a Non-Electing Shareholder in connection with the Arrangement would be equal to the excess, if any, of (a) the fair market value (expressed in U.S. dollars) of the NovaCopper Shares received in the Arrangement, over (b) the adjusted tax basis (expressed in U.S. dollars) of such Non-Electing Shareholder in the Sunward Shares exchanged pursuant to the Arrangement. Such gain would be recognized on a share-by-share basis and would be taxable as if it were an excess distribution under the default PFIC rules, as described above.

     Accordingly, if the proposed U.S. Treasury Regulations were finalized and made applicable to the Arrangement (even if this occurs after the Effective Date), it is anticipated that the PFIC-for-PFIC Exception would not be available to Non-Electing Shareholders with respect to the Arrangement.

     Each U.S. Holder should consult its own tax advisor regarding the potential application of the PFIC rules to the receipt of NovaCopper Shares pursuant to the Arrangement, and the information reporting responsibilities under the proposed U.S. Treasury Regulations in connection with the Arrangement.

     In addition, the proposed U.S. Treasury Regulations discussed above were proposed in 1992 and have not been adopted in final form. The proposed U.S. Treasury Regulations state that they are to be effective for transactions occurring on or after April 11, 1992. However, because the proposed U.S. Treasury Regulations have not yet been adopted in final form, they are not currently effective and there is no assurance they will be finally adopted in the form and with the effective date proposed. Further, it is uncertain whether the IRS would consider the proposed U.S. Treasury Regulations to be effective for purposes of determining the U.S. federal income tax treatment of the Arrangement. In the absence of the proposed U.S. Treasury Regulations being finalized in their current form, if the Arrangement qualifies as a Reorganization, the U.S. federal income tax consequences to a U.S. Holder should be generally as set forth above in the discussion “Tax Consequences if the Arrangement Qualifies as a Reorganization”; however, it is unclear whether the IRS would agree with this interpretation and/or whether the IRS could attempt to treat the Arrangement as a taxable exchange on some alternative basis. If gain is not recognized under the proposed U.S. Treasury Regulations, a U.S. Holder’s holding period for the NovaCopper Shares for purposes of applying the PFIC rules presumably would include the period during which the U.S. Holder held its Sunward Shares. Consequently, a subsequent disposition of the NovaCopper Shares in a taxable transaction presumably would be taxable under the default PFIC rules described above. U.S. Holders should consult their own tax advisors regarding whether the proposed U.S. Treasury Regulations under Section 1291 would apply if the Arrangement qualifies as a Reorganization. Additional information regarding the PFIC rules is discussed under “Passive Foreign Investment Company Rules Relating to the Ownership of NovaCopper Shares” below.

U.S. Holders Exercising Dissent Rights

     A U.S. Holder that exercises Dissent Rights and is paid cash in exchange for all of such U.S. Holder’s Sunward Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (a) the U.S. dollar value of the Canadian currency received by such U.S. Holder in exchange for such U.S. Holder’s Sunward Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (b) the adjusted tax basis of such U.S. Holder in such Sunward Shares surrendered. Subject to the PFIC rules discussed in this summary, such gain or loss will be capital gain or loss, which will be long-term capital gain or loss if the holding period with respect to such Sunward Shares is more than one year as of the date of the exchange. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Ownership of NovaCopper Shares

     The following discussion is subject to the PFIC rules discussed under “Passive Foreign Investment Company Rules Relating to the Ownership of NovaCopper Shares.”

U.S. Federal Income Tax Consequences of the Arrangement, Ownership and Disposition of NovaCopper Shares

Distributions on NovaCopper Shares

     Subject to the PFIC rules discussed below, a U.S. Holder that receives a distribution, including a constructive distribution, with respect to a NovaCopper Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of NovaCopper, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of NovaCopper, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Holder’s tax basis in the NovaCopper Shares and thereafter as a gain from the sale or exchange of such NovaCopper Shares (see “Sale or Other Taxable Disposition of NovaCopper Shares” below). However, NovaCopper does not intend to maintain the calculations of earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Holder should therefore assume that any distribution by NovaCopper with respect to the NovaCopper Shares will constitute ordinary dividend income. Dividends received on NovaCopper Shares will not be eligible for the “dividends received deduction”. Subject to applicable limitations, dividends paid by NovaCopper to non-corporate U.S. Holders, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that NovaCopper not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Holder should consult its own tax advisor regarding the application of such rules.

Sale or Other Taxable Disposition of NovaCopper Shares

     Subject to the PFIC rules discussed below, upon the sale or other taxable disposition of NovaCopper Shares a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (a) the amount of cash plus the fair market value of any property received and (b) its tax basis in such NovaCopper Shares sold or otherwise disposed of. Such gain generally will be treated as “U.S. source” for purposes of applying the U.S. foreign tax credit rules unless the gain is subject to tax in Canada and is resourced as “foreign source” under the Canada-U.S. Tax Convention and such U.S. Holder elects to treat such gain or loss as “foreign source” (see a more detailed discussion under “Foreign Tax Credit” below). Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Passive Foreign Investment Company Rules Relating to the Ownership of NovaCopper Shares

     If NovaCopper is considered a PFIC within the meaning of Section 1297 of the Code at any time during a U.S. Holder’s holding period, then certain different and potentially adverse tax consequences would apply to such U.S. Holder’s acquisition, ownership and disposition of NovaCopper Shares.

PFIC Status of NovaCopper

     NovaCopper believes that it was not a PFIC for the tax year ended November 30, 2014, and based on current business plans and financial projections, NovaCopper does not expect to be a PFIC for the current tax year ending November 30, 2015. The determination of whether NovaCopper (or a subsidiary of NovaCopper) was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether NovaCopper (or a subsidiary of NovaCopper) will be a PFIC for any tax year depends on the assets and income of NovaCopper (and each such subsidiary) over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this Circular. Accordingly, there can be no assurance that the IRS will not challenge any determination made by NovaCopper (or subsidiary) concerning its PFIC status or that NovaCopper (and any subsidiary) was not, or will not be, a PFIC for any tax year. U.S. Holders should consult their own tax advisors regarding the PFIC status of NovaCopper and any subsidiary of NovaCopper.

     Under certain attribution rules, if NovaCopper is a PFIC, U.S. Holders will be deemed to own their proportionate share of any subsidiary of NovaCopper which is also a PFIC (a “Subsidiary PFIC”), and will be subject to U.S. federal income tax on (a) a distribution on the shares of a Subsidiary PFIC and (b) a disposition of shares of a Subsidiary PFIC, both as if the U.S. Holder directly held the shares of such Subsidiary PFIC.

Default PFIC Rules under Section 1291 of the Code

     If NovaCopper is a PFIC, the U.S. federal income tax consequences to a U.S. Holder of the acquisition, ownership and disposition of NovaCopper Shares will depend on whether such U.S. Holder makes a QEF Election or a Mark-to-Market Election with respect to NovaCopper Shares. A U.S. Holder that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this section of the summary as a “Non-Electing U.S. Holder”.

     A Non-Electing U.S. Holder will be subject to the rules of Section 1291 of the Code with respect to (a) any gain recognized on the sale or other taxable disposition of NovaCopper Shares and (b) any excess distribution paid on the NovaCopper Shares. A distribution generally will be an “excess distribution” to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Holder’s holding period for the NovaCopper Shares, if shorter).

     If NovaCopper is a PFIC, under Section 1291 of the Code any gain recognized on the sale or other taxable disposition of NovaCopper Shares (including an indirect disposition of shares of a Subsidiary PFIC), and any excess distribution paid on NovaCopper Shares (or a distribution by a Subsidiary PFIC to its shareholder that is deemed to be received by a U.S. Holder) must be ratably allocated to each day of a Non-Electing U.S. Holder’s holding period for the NovaCopper Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or excess distribution and to years before NovaCopper became a PFIC, if any, would be taxed as ordinary income. The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Holder that is not a corporation must treat any such interest paid as “personal interest”, which is not deductible.

     If NovaCopper is a PFIC for any tax year during which a Non-Electing U.S. Holder holds NovaCopper Shares, NovaCopper will continue to be treated as a PFIC with respect to such Non-Electing U.S. Holder, regardless of whether NovaCopper ceases to be a PFIC in one or more subsequent years. If NovaCopper ceases to be a PFIC, a Non-Electing U.S. Holder may terminate this deemed PFIC status with respect to NovaCopper Shares by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such NovaCopper Shares were sold on the last day of the last tax year for which NovaCopper was a PFIC.

QEF Election

     In the event NovaCopper is a PFIC and a U.S. Holder makes a QEF Election for the first tax year in which its holding period of its NovaCopper Shares begins, such U.S. Holder generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to its NovaCopper Shares. However, a U.S. Holder that makes a QEF Election will be subject to U.S. federal income tax on such U.S. Holder’s pro rata share of (a) the net capital gain of NovaCopper, which will be taxed as long-term capital gain to such U.S. Holder, and (b) the ordinary earnings of NovaCopper, which will be taxed as ordinary income to such U.S. Holder. Generally, “net capital gain” is the excess of (a) net long-term capital gain over (b) net short-term capital gain, and “ordinary earnings” are the excess of (a) “earnings and profits” over (b) net capital gain. A U.S. Holder that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which NovaCopper is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Holder by NovaCopper. However, a U.S. Holder that makes a QEF Election may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Holder is not a corporation, any such interest paid will be treated as “personal interest”, which is not deductible.

     A U.S. Holder that makes a QEF Election generally (a) may receive a tax-free distribution from NovaCopper to the extent that such distribution represents “earnings and profits” of NovaCopper that were previously included in income by the U.S. Holder because of such QEF Election and (b) will adjust such U.S. Holder’s tax basis in the NovaCopper Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Holder that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of NovaCopper Shares.

     The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as “timely” if it is made for the first year in the U.S. Holder’s holding period for the NovaCopper Shares in which NovaCopper was a PFIC. A U.S. Holder may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Holder files a U.S. federal income tax return for such year.

     A QEF Election will apply to the tax year for which such QEF Election is made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Holder makes a QEF Election and, in a subsequent tax year, NovaCopper ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which NovaCopper is not a PFIC. Accordingly, if NovaCopper becomes a PFIC in a subsequent tax year, the QEF Election will be effective, and the U.S. Holder will be subject to the QEF rules described above during a subsequent tax year in which NovaCopper qualifies as a PFIC.

     NovaCopper will make available to U.S. Holders, upon their written request, timely and accurate information as to its status as a PFIC, and for each tax year in which NovaCopper is a PFIC, will provide to a U.S. Holder all information and documentation that a U.S. Holder making a QEF Election with respect to NovaCopper, and any Subsidiary PFIC in which NovaCopper owns, directly or indirectly, more than 50% of such Subsidiary PFIC’s total aggregate voting power, is required to obtain for U.S. federal income tax purposes in the event it is a PFIC. NovaCopper may elect to provide such information on its website (www.novacopper.com). However, U.S. Holders should be aware that NovaCopper can provide no assurances that it will provide any such information relating to any Subsidiary PFIC, in which NovaCopper owns, directly or indirectly, 50% or less of such Subsidiary PFIC’s aggregate voting power. Because NovaCopper may own shares in one or more Subsidiary PFICs, and may acquire shares in one or more Subsidiary PFICs in the future, U.S. Holders will continue to be subject to the rules discussed above with respect to the taxation of gains and excess distributions with respect to any Subsidiary PFIC for which the U.S. Holders do not obtain the required information. U.S. Holders should consult their own tax advisor regarding the availability of, and procedure for making, a QEF Election with respect to NovaCopper and any Subsidiary PFIC.

Mark-to-Market Election

     A U.S. Holder may make a Mark-to-Market Election only if the NovaCopper Shares are marketable stock. The NovaCopper Shares generally will be “marketable stock” if they are regularly traded on (a) a national securities exchange that is registered with the SEC; (b) the national market system established pursuant to section 11A of the Securities and Exchange Act of 1934; or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure and other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced; and (ii) the rules of such foreign exchange ensure active trading of listed stocks. If such stock is traded on such a qualified exchange or other market, such stock generally will be “regularly traded” for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Holder should consult its own tax advisor regarding whether the NovaCopper Shares constitute marketable stock.

     A U.S. Holder that makes a Mark-to-Market Election with respect to its NovaCopper Shares generally will not be subject to the rules of Section 1291 of the Code discussed above. However, if a U.S. Holder does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Holder’s holding period for NovaCopper Shares or such U.S. Holder has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the NovaCopper Shares.

     A U.S. Holder that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which NovaCopper is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the NovaCopper Shares, as of the close of such tax year over (b) such U.S. Holder’s tax basis in such NovaCopper Shares. A U.S. Holder that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (i) such U.S. Holder’s adjusted tax basis in the NovaCopper Shares over (ii) the fair market value of such NovaCopper Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

     U.S. Holders that make a Mark-to-Market Election generally also will adjust their tax basis in the NovaCopper Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of NovaCopper Shares, a U.S. Holder that makes a Mark-to-Market Election will recognize ordinary income or loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years).

     A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the NovaCopper Shares cease to be “marketable stock” or the IRS consents to revocation of such election. U.S. Holders should consult their own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

     Although a U.S. Holder may be eligible to make a Mark-to-Market Election with respect to NovaCopper Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that a U.S. Holder is treated as owning because such stock is not marketable. Hence, the Mark-to-Market Election will not be effective to eliminate the interest charge described above with respect to deemed dispositions of Subsidiary PFIC stock or distributions from a Subsidiary PFIC.

Other PFIC Rules

     Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that, subject to certain exceptions, would cause a U.S. Holder that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of NovaCopper Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event NovaCopper is a PFIC during such U.S. Holder’s holding period for the relevant NovaCopper Shares. However, the specific U.S. federal income tax consequences to a U.S. Holder may vary based on the manner in which NovaCopper Shares are transferred.

     Certain additional adverse rules will apply with respect to a U.S. Holder if NovaCopper is a PFIC, regardless of whether such U.S. Holder makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Holder that uses NovaCopper Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such NovaCopper Shares.

     In any year in which NovaCopper is classified as a PFIC, a U.S. Holder will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. A failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Holders should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.

     In addition, a U.S. Holder who acquires NovaCopper Shares from a decedent will not receive a “step up” in tax basis of such NovaCopper Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

     Special rules also apply to the amount of foreign tax credit that a U.S. Holder may claim on a distribution from a PFIC.

     The PFIC rules are complex, and U.S. Holders should consult their own tax advisors regarding the PFIC rules and how they may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of NovaCopper Shares in the event NovaCopper is a PFIC at any time during such holding period for such NovaCopper Shares.

Additional Considerations

Foreign Tax Credit

     A U.S. Holder that pays (whether directly or through withholding) non-U.S. income tax in connection with the Arrangement or in connection with the ownership or disposition of NovaCopper Shares may be entitled, at the election of such U.S. Holder, to receive either a deduction or a credit for such non-U.S. income tax paid. Generally, a credit will reduce a U.S. Holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all creditable non-U.S. taxes paid (whether directly or through withholding) by a U.S. Holder during a tax year.

     Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. Holder’s U.S. federal income tax liability that such U.S. Holder’s “foreign source” taxable income bears to such U.S. Holder’s worldwide taxable income. In applying this limitation, a U.S. Holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source.” Generally, dividends paid by a non-U.S. corporation should be treated as foreign source for this purpose, and gains recognized on the sale of stock of a non-U.S. corporation by a U.S. Holder should be treated as U.S. source for this purpose, except as otherwise provided in an applicable income tax treaty, and if an election is properly made under the Code. However, the amount of a distribution with respect to the Sunward Shares or NovaCopper Shares that is treated as a “dividend” may be lower for U.S. federal income tax purposes than it is for Canadian federal income tax purposes, resulting in a reduced foreign tax credit allowance to a U.S. Holder. In addition, this limitation is calculated separately with respect to specific categories of income. The foreign tax credit rules are complex, and each U.S. Holder should consult its own tax advisor regarding the foreign tax credit rules.

Receipt of Foreign Currency

     The amount of any distribution or proceeds paid in non-U.S. currency to a U.S. Holder in connection with the ownership of NovaCopper Shares, or on the sale, exchange or other taxable disposition of NovaCopper Shares, or any Canadian dollars received in connection with the Arrangement (including, but not limited to, U.S. Holders exercising Dissent Rights), will generally be included in the gross income of a U.S. Holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of such amount, regardless of whether the Canadian dollars or other non-U.S. currency is converted into U.S. dollars at that time. If the Canadian dollars or other non-U.S. currency received is not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a basis in the Canadian dollars or other non-U.S. currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who receives payment in Canadian dollars or other non-U.S. currency and engages in a subsequent conversion or other disposition of the Canadian dollars or other non-U.S. currency may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally would be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method. Each U.S. Holder should consult its own tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars or other non-U.S. currency.

Additional Tax on Passive Income

     Certain U.S. Holders that are individuals, estates or trusts (other than trusts that are exempt from tax) will be subject to a 3.8% tax on all or a portion of their “net investment income,” which includes dividends on the Sunward Shares or NovaCopper Shares and net gains from the disposition of the Sunward Shares or NovaCopper Shares. Further, excess distributions treated as dividends, gains treated as excess distributions under the PFIC rules discussed above, and mark-to-market inclusions and deductions are all included in the calculation of net investment income.

     Treasury Regulations provide, subject to the election described in the following paragraph, that solely for purposes of this additional tax, that distributions of previously taxed income will be treated as dividends and included in net investment income subject to the additional 3.8% tax. Additionally, to determine the amount of any capital gain from the sale or other taxable disposition of Sunward Shares or NovaCopper Shares that will be subject to the additional tax on net investment income, a U.S. Holder who has made a QEF Election will be required to recalculate its basis in the Sunward Shares or NovaCopper Shares excluding QEF basis adjustments.

     Alternatively, a U.S. Holder may make an election which will be effective with respect to all interests in a PFIC for which a QEF Election has been made and which is held in that year or acquired in future years. Under this election, a U.S. Holder pays the additional 3.8% tax on QEF income inclusions and on gains calculated after giving effect to related tax basis adjustments. U.S. Holders that are individuals, estates or trusts should consult their own tax advisors regarding the applicability of this tax to any of their income or gains in respect of the Sunward Shares or NovaCopper Shares.

Information Reporting and Backup Withholding Tax

     Under U.S. federal income tax law, certain categories of U.S. Holders must file information returns with respect to their investment in, or involvement in, Sunward or NovaCopper. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of “specified foreign financial assets” includes not only financial accounts maintained in non-U.S. financial institutions, but also, if held for investment and not in an account maintained by certain financial institutions, any stock or security issued by a non-U.S. person, any financial instrument or contract that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Holders may be subject to these reporting requirements unless their Sunward Shares or NovaCopper Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Holders should consult with their own tax advisors regarding the requirements of filing information returns under these rules, including the requirement to file an IRS Form 8938.

     Payments made within the U.S. or by a U.S. payor or U.S. middleman, of (a) distributions on the NovaCopper Shares, (b) proceeds arising from the sale or other taxable disposition of NovaCopper Shares, or (c) any payments received in connection with the Arrangement (including, but not limited to, U.S. Holders exercising Dissent Rights) generally may be subject to information reporting. In addition, backup withholding, currently at a rate of 28% , may apply to such payments if a U.S. Holder (a) fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding. Certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding rules will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules in their particular circumstances and the availability of and procedures for obtaining an exemption from backup withholding.

     The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. Holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Holder should consult its own tax advisor regarding applicable reporting requirements and the information reporting and backup withholding rules.

RISK FACTORS RELATING TO THE ARRANGEMENT

     An investment in NovaCopper Shares as a result of the combination of NovaCopper and Sunward is subject to certain risks. In addition to the risk factors set forth in “Appendix A – Information Relating to Sunward – Risk Factors” and “Appendix B – Information Relating to NovaCopper – Risk Factors”, the following are additional and supplemental risk factors which NovaCopper Shareholders should carefully consider before making a decision regarding approving the NovaCopper Resolution and which Sunward Shareholders should carefully consider before making a decision regarding approving the Arrangement Resolution.

The integration of NovaCopper and Sunward may not occur as planned

     The ability to realize the benefits of the Arrangement including, among other things, those set forth in this Circular under the heading “Information Relating to the Combined Company – Overview”, will depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on the Combined Company’s ability to realize the anticipated growth opportunities and synergies, efficiencies and cost savings from integrating NovaCopper’s and Sunward’s businesses following completion of the Arrangement. This integration will require the dedication of substantial management effort, time and resources which may divert management’s focus and resources from other strategic opportunities following completion of the Arrangement and from operational matters during this process. The integration process may result in the loss of key employees and the disruption of ongoing business and employee relationships that may adversely affect the ability of the Combined Company to achieve the anticipated benefits of the Arrangement.

The value of the NovaCopper Shares that Sunward Shareholders receive under the Arrangement or of the NovaCopper Shares that existing NovaCopper Shareholders retain following the Arrangement, may be less than the value of the Sunward Shares or NovaCopper Shares, as applicable, as of the date of the Arrangement Agreement or the dates of the shareholder meetings

     The consideration payable to Sunward Shareholders pursuant to the Arrangement is based on a fixed exchange ratio and there will be no adjustment for changes in the market price of NovaCopper Shares or Sunward Shares prior to the consummation of the Arrangement. None of the Parties are permitted to terminate the Arrangement Agreement and abandon the Arrangement solely because of changes in the market price of the NovaCopper Shares or Sunward Shares.

     There may be a significant amount of time between the date when NovaCopper Shareholders and Sunward Shareholders vote at their respective shareholder meetings and the date on which the Arrangement is completed. As a result, the relative or absolute prices of the NovaCopper Shares or the Sunward Shares may fluctuate significantly between the dates of the Arrangement Agreement, this Circular, the shareholder meetings and completion of the Arrangement.

     These fluctuations may be caused by, among other factors, changes in the businesses, operations, results and prospects of the companies, market expectations of the likelihood that the Arrangement will be completed and the timing of its completion, the prospects for the Combined Company’s post-combination operations, the effect of any conditions or restrictions imposed on or proposed with respect to the Combined Company by governmental authorities and general market and economic conditions.

     As a result of such fluctuations, historical market prices are not indicative of future market prices or the market value of the NovaCopper Shares that Sunward Shareholders will receive on completion of the Arrangement. There can be no assurance that the market value of the NovaCopper Shares that Sunward Shareholders will receive on completion of the Arrangement will equal or exceed the market value of the Sunward Shares held by such Sunward Shareholders prior to such time. In addition, there can be no assurance that the trading price of the NovaCopper Shares will not decline following completion of the Arrangement.

There can be no certainty that the Arrangement will be completed

     Completion of the Arrangement is subject to certain conditions that may be outside the control of both NovaCopper and Sunward, including, without limitation, the requisite approvals of the NovaCopper Shareholders and the Sunward Shareholders and the receipt of the Final Order. There can be no assurance that these conditions will be satisfied or that the Arrangement will be completed as currently contemplated or at all.

     There is also no certainty, nor can either Party provide any assurance, that the Arrangement Agreement will not be terminated by either Party before completion of the Arrangement.

     If the Arrangement is not completed, the market price of the NovaCopper Shares and the Sunward Shares may decline and their respective businesses may suffer. In addition, NovaCopper and Sunward will each remain liable for significant consulting, accounting and legal costs relating to the Arrangement and will not realize anticipated synergies, growth opportunities and other benefits of the Arrangement. NovaCopper will, if the Arrangement is not consummated, be required to raise significant additional capital through the capital markets and/or incur significant borrowings to meet capital requirements. If the Arrangement is delayed, the achievement of synergies and the realization of growth opportunities could be delayed and may not be available to the same extent.

The Termination Fee provided under the Arrangement Agreement may discourage other parties from attempting to acquire NovaCopper or Sunward

     Under the Arrangement Agreement, each of NovaCopper and Sunward would be required to pay a fee of $1 million in the event the Arrangement Agreement is terminated in certain circumstances. This Termination Fee may discourage other parties from attempting to acquire either NovaCopper or Sunward or otherwise make an Acquisition Proposal to either NovaCopper or Sunward, even if those parties would otherwise be willing to offer greater value than that offered under the Arrangement.

A Party may become liable to pay the Termination Fee which could have an adverse effect on its financial condition.

     Under the Arrangement Agreement, a Party may be required to pay the Termination Fee in certain circumstances. Payment of this amount could have an adverse effect on the Party’s financial condition following any such termination of the Arrangement Agreement.

Following the Arrangement the trading price of the NovaCopper Shares may be volatile

     The trading prices of the NovaCopper Shares and the Sunward Shares have been and may continue to be subject to and, following completion of the Arrangement, the common shares of the Combined Company may be subject to, material fluctuations and may increase or decrease in response to a number of events and factors. Following the completion of the Arrangement, a significant number of additional NovaCopper Shares will be available for trading in the public market. The increase in the number of NovaCopper Shares may lead to sales of such shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, NovaCopper Shares. The potential that such a shareholder may sell its NovaCopper Shares in the public market (commonly referred to as “market overhang”), as well as any actual sales of such NovaCopper Shares in the public market, could adversely affect the market price of the NovaCopper Shares.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement

     The pro forma consolidated financial statements contained in this Circular are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement for several reasons. For example, the pro forma consolidated financial statements have been derived from the historical financial statements of NovaCopper and Sunward and certain assumptions have been made. The information upon which these assumptions have been made is historical, preliminary and subject to change. Moreover, the pro forma consolidated financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating NovaCopper and Sunward is not reflected in the pro forma consolidated financial statements. In addition, the assumptions used in preparing the pro forma consolidated financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Arrangement. NovaCopper’s share price may be adversely affected if the actual results of the Combined Company fall short of the pro forma consolidated financial statements contained in this Circular. See “Information Relating to the Combined Company – Selected Unaudited Pro Forma Consolidated Financial Information” and the unaudited pro forma consolidated financial statements of NovaCopper attached as Appendix C to this Circular.

Mineral resource figures pertaining to the Upper Kobuk Mineral Projects and the Titiribi Project are only estimates and are subject to revision based on developing information

     Information pertaining to the mineral resources of the Upper Kobuk Mineral Projects and the Titiribi Project presented in this Circular are estimates and no assurances can be given as to their accuracy. Such estimates are, in large part, based on interpretations of geological data obtained from drill holes and other sampling techniques. Actual mineralization or formations may be different from those estimates. Mineral resource estimates are materially dependent on the prevailing price of minerals, including gold, and the cost of recovering and processing minerals. Market fluctuations in the price of minerals, including gold, or increases in recovery costs, as well as various short-term operating factors, may cause a mining operation to be unprofitable in any particular accounting period.

NovaCopper may not realize the benefits of its growth projects

     As part of its strategy, NovaCopper will continue its efforts to develop new mineral projects and will have an expanded portfolio of such projects as a result of the acquisition of Sunward and the Titiribi Project. A number of risks and uncertainties are associated with the exploration and development of these types of projects, including political, regulatory, design, construction, labour, operating, technical and technological risks, uncertainties relating to capital and other costs and financing risks.

     The level of production and capital and operating cost estimates relating to the expanded portfolio of growth projects, are based on certain assumptions and are inherently subject to significant uncertainties. It is likely that actual results for NovaCopper’s projects will differ from its current estimates and assumptions, and these differences may be material. In addition, experience from actual mining or processing operations may identify new or unexpected conditions which could reduce production below, and/or increase capital and/or operating costs above, current estimates. If actual results are less favourable than current estimates, the combined company’s business, results of operations, financial condition and liquidity could be adversely impacted.

NovaCopper may be subject to significant capital requirements and operating risks associated with the development of the Upper Kobuk Mineral Projects

     NovaCopper must generate sufficient internal cash flows and/or be able to utilize available financing sources to finance its growth and sustain capital requirements. NovaCopper could be required to raise significant additional capital through the capital markets and/or incur significant borrowings to meet its capital requirements. These financing requirements may result in dilution to existing NovaCopper Shareholders and could adversely affect NovaCopper’s credit ratings and its ability to access the capital markets in the future to meet any external financing requirements NovaCopper might have. If there are significant delays in when these projects are completed and are producing on a commercial and consistent scale, and/or their capital costs were to be significantly higher than estimated, these events could have a significant adverse effect on NovaCopper’s results of operation, cash flow from operations and financial condition.

     In addition, NovaCopper’s mining operations and processing and related infrastructure facilities are subject to risks normally encountered in the mining and metals industry. Such risks include, without limitation, environmental hazards, industrial accidents, labour disputes, changes in laws, technical difficulties or failures, late delivery of supplies or equipment, unusual or unexpected geological formations or pressures, cave-ins, pit-wall failures, rock falls, unanticipated ground, grade or water conditions, flooding, periodic or extended interruptions due to the unavailability of materials and force majeure events. Such risks could result in damage to, or destruction of, mineral properties or producing facilities, personal injury, environmental damage, delays in mining or processing, losses and possible legal liability. Any prolonged downtime or shutdowns at NovaCopper’s mining or processing operations could materially adversely affect NovaCopper’s business, results of operations, financial condition and liquidity.

There is a risk that the Arrangement will be a fully taxable transaction for U.S. federal income tax purposes.

     Sunward anticipates that the exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement and the amalgamation of Sunward and ULC, should qualify as a reorganization within the meaning of Section 368(a) of the Code if the exchange of Sunward Shares for NovaCopper Shares pursuant to the Arrangement and amalgamation of Sunward and ULC are treated as a single integrated transaction for U.S. federal income tax purposes. However, there is a risk that the Arrangement could fail to so qualify and accordingly would be a fully taxable transaction. In addition, if it is determined that Sunward was a PFIC for any year during a U.S. Holder’s holding period in its Sunward Shares, the transactions contemplated herein may result in the application of certain adverse tax rules in respect of the Arrangement to a U.S. Holder if the U.S. Holder does not have in effect a “QEF Election” with respect to its Sunward Shares. These adverse tax rules would include, but are not limited to, (a) the gain resulting from the Arrangement being fully taxable at ordinary income, rather than capital gain, tax rates, and (b) an interest charge being imposed on the amount of the gain treated as being deferred under the PFIC rules. U.S. Holders should consult their own tax advisors regarding all aspects of the PFIC rules. For a more detailed discussion of the U.S. federal income tax consequences of the Arrangement, including the consequences under the PFIC rules, please see the discussion under “Certain United States Federal Income Tax Considerations.”

RIGHTS OF DISSENTING SUNWARD SHAREHOLDERS

     The following is a summary of the provisions of the BCBCA relating to a Sunward Shareholder’s dissent and appraisal rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Sunward Shareholder who seeks payment of the fair value of its Sunward Shares and is qualified in its entirety by reference to the full text of sections 237 to 247 of the BCBCA, which is attached to this Circular as Appendix K, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order.

     The statutory provisions dealing with the right of dissent are technical and complex. Any Dissenting Sunward Shareholders should seek independent legal advice, as failure to strictly comply with the provisions of sections 237 to 247 of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of all Dissent Rights.

     The Interim Order expressly provides registered holders of Sunward Shares with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Sunward Shareholder is entitled to be paid the fair value (determined as of immediately before the passing of the Arrangement Resolution) of all, but not less than all, of the holder’s Sunward Shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.

     In many cases, Sunward Shares beneficially owned by a holder are registered either (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of such shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Beneficial Shareholder will not be entitled to exercise his, her or its rights of dissent directly (unless the Sunward Shares are re-registered in the Beneficial Shareholder’s name).

     With respect to Sunward Shares in connection to the Arrangement, pursuant to the Interim Order, a registered Sunward Shareholder, other than an affiliate of Sunward, may exercise rights of dissent under Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order; provided that, notwithstanding section 242(2) of the BCBCA, the written objection to the Arrangement Resolution must be sent to Sunward by Sunward Shareholders who wish to dissent not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjustment of the Sunward Meeting, not less that 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjoured meeting. Sunward’s address for such purpose is Suite 1410, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7.

     To exercise Dissent Rights, a Sunward Shareholder must dissent with respect to all Sunward Shares of which it is the registered and beneficial owner. A registered Sunward Shareholder who wishes to dissent must deliver written notice of dissent to Sunward as set forth above and such notice of dissent must strictly comply with the requirements of section 242 of the BCBCA. Any failure by a Sunward Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights. Beneficial Shareholders who wish to exercise Dissent Rights must cause each registered Sunward Shareholder holding their Sunward Shares to deliver the notice of dissent.

     To exercise Dissent Rights, a registered Sunward Shareholder must prepare a separate notice of dissent for him, her or itself, if dissenting on his, her or its own behalf, and for each other Beneficial Shareholder who beneficially owns Sunward Shares registered in the Sunward Shareholder’s name and on whose behalf the Sunward Shareholder is dissenting; and must dissent with respect to all of the Sunward Shares registered in his, her or its name or if dissenting on behalf of a Beneficial Shareholder, with respect to all of the Sunward Shares registered in his, her or its name and beneficially owned by the Beneficial Shareholder on whose behalf the Sunward Shareholder is dissenting. The notice of dissent must set out the number of Sunward Shares in respect of which the Dissent Rights are being exercised (the “Notice Shares”) and: (a) if such Sunward Shares constitute all of the Sunward Shares of which the Sunward Shareholder is the registered and beneficial owner and the Sunward Shareholder owns no other Sunward Shares beneficially, a statement to that effect; (b) if such Sunward Shares constitute all of the Sunward Shares of which the Sunward Shareholder is both the registered and beneficial owner, but the Sunward Shareholder owns additional Sunward Shares beneficially, a statement to that effect and the names of the registered Sunward Shareholders, the number of Sunward Shares held by each such registered Sunward Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Sunward Shares; or (c) if the Dissent Rights are being exercised by a registered Sunward Shareholder who is not the beneficial owner of such Sunward Shares, a statement to that effect and the name of the Beneficial Shareholder and a statement that the registered Sunward Shareholder is dissenting with respect to all Sunward Shares of the Beneficial Shareholder registered in such registered holder’s name.

     If the Arrangement Resolution is approved by Sunward Shareholders, and Sunward notifies a registered holder of Notice Shares of Sunward’s intention to act upon the Arrangement Resolution pursuant to section 243 of the BCBCA, in order to exercise Dissent Rights, such Sunward Shareholder must, within one month after Sunward gives such notice, send to Sunward a written notice that such holder requires the purchase of all of the Notice Shares in respect of which such holder has given notice of dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with section 244(1)(c) of the BCBCA if the dissent is being exercised by the Sunward Shareholder on behalf of a Beneficial Shareholder), whereupon, subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Sunward Shareholder becomes a Dissenting Sunward Shareholder, and is bound to sell and the Combined Company is bound to purchase those Sunward Shares. Such Dissenting Sunward Shareholder may not vote, or exercise or assert any rights of a Sunward Shareholder in respect of such Notice Shares, other than the rights set forth in Division 2 of Part 8 of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order.

     Dissenting Sunward Shareholders who are:

(a)

ultimately entitled to be paid fair value for their Sunward Shares, will be paid an amount equal to such fair value by Sunward, and will be deemed to have transferred such Sunward Shares as of the Effective Time to Sunward, without any further act or formality, and free and clear of all liens, claims and encumbrances; or

(b)

ultimately not entitled, for any reason, to be paid fair value for their Sunward Shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Sunward Shareholder and will be entitled to receive only 0.3 of a NovaCopper Share in exchange for each Sunward Share held pursuant to section 3.1 of the Plan of Arrangement.

     If a Dissenting Sunward Shareholder is ultimately entitled to be paid by Sunward for their Dissent Shares, such Dissenting Sunward Shareholder may enter an agreement with Sunward for the fair value of such Dissent Shares. If such Dissenting Sunward Shareholder does not reach an agreement with Sunward, such Dissenting Sunward Shareholder, or Sunward, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on Sunward to make application to the Court. The Dissenting Sunward Shareholder will be entitled to receive the fair value that the Sunward Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the vote (unless such exclusion would be inequitable). After a determination of the fair value of the Dissent Shares, Sunward must then promptly pay that amount to the Dissenting Sunward Shareholder.

     In no case will NovaCopper, the Depositary or any other person be required to recognize Dissenting Sunward Shareholders as Sunward Shareholders after the Effective Time, and the names of such Dissenting Sunward Shareholders will be deleted from the central securities register as Sunward Shareholders at the Effective Time.

     In no circumstances will NovaCopper, Sunward or any other person be required to recognize a person as a Dissenting Sunward Shareholder: (i) unless such person is the holder of the Sunward Shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time; (ii) if such person has voted or instructed a proxy holder to vote such Notice Shares in favour of the Arrangement Resolution; or (iii) unless such person has strictly complied with the procedures for exercising Dissent Rights set out in Division 2 of Part 8 of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order and does not withdraw such notice of dissent prior to the Effective Time.

     In no circumstances will NovaCopper, Sunward or any other person be required to recognize a Dissenting Sunward Shareholder as the holder of any Sunward Share in respect of which Dissent Rights have been validly exercised at and after the completion of the steps contemplated in section 3.1 of the Plan of Arrangement. Holders of Sunward Options will not be entitled to exercise Dissent Rights in respect of Sunward Options.

     Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Sunward Shareholder if, before full payment is made for the Notice Shares, the Arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Sunward Shareholder withdraws the notice of dissent with Sunward’s written consent. If any of these events occur, Sunward must return the share certificates representing the Sunward Shares to the Dissenting Sunward Shareholder and the Dissenting Sunward Shareholder regains the ability to vote and exercise its rights as a Sunward Shareholder.

     The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Sunward Shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in sections 237 to 247 of the BCBCA, as modified by Article 4 of the Plan of Arrangement, the Interim Order and the Final Order, and failure to do so may result in the loss of all Dissent Rights. Persons who are Beneficial Sunward Shareholders registered in the name of an Intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Sunward Shares is entitled to dissent.

     If you dissent there can be no assurance that the amount you receive as fair value for your Sunward Shares will be more than or equal to the Consideration under the Arrangement.

     Accordingly, each Sunward Shareholder wishing to avail himself, herself or itself of the Dissent Rights should carefully consider and comply with the provisions of the Interim Order and sections 237 to 247 of the BCBCA, which are attached to this Circular as Appendices H and K, respectively, and seek his, her or its own legal advice.

GENERAL INFORMATION CONCERNING THE SUNWARD MEETING AND VOTING

Time, Date and Place

     The Sunward Meeting will be held on the 25th Floor, 700 West Georgia Street, Vancouver, British Columbia V7Y 1B3, on June 15, 2015 at 10:00 a.m. (Vancouver time).

Record Date

     The record date for determining the Sunward Shareholders entitled to receive notice of and to vote at the Sunward Meeting is May 11, 2015 (the “Record Date”). Only Sunward Shareholders of record as of the close of business (Vancouver time) on the Record Date are entitled to vote at the Sunward Meeting.

Approvals Required

     To be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of:

(i)	at least two-thirds of the votes cast on the Arrangement Resolution by Sunward Shareholders, present in person or represented by proxy and entitled to vote at the Sunward Meeting, and

(ii)

a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting, excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill, Gold First and any other person described in items (a) through (d) of section 8.1(2)(d) of MI 61-101.

     See “The Arrangement – Sunward Shareholder Approval”.

Solicitation of Proxies

     This Circular is furnished in connection with the solicitation of proxies by the management of Sunward for use at the Sunward Meeting and any postponement or adjournment thereof for the purposes set forth in the accompanying Sunward Notice of Meeting. It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone by directors, officers or employees of Sunward to whom no additional compensation will be paid. All costs of solicitation by management will be borne by Sunward.

Voting by Proxies

     The form of proxy accompanying this Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the Sunward Notice of Meeting and any other matters that may properly come before the Sunward Meeting or any postponement or adjournment thereof. As at the date of this Circular, Sunward’s management is not aware of any such amendments or variations, or of other matters to be presented for action at the Sunward Meeting. However, if any amendments to matters identified in the accompanying Sunward Notice of Meeting or any other matters which are not now known to management should properly come before the Sunward Meeting or any postponement or adjournment thereof, the Sunward Shares represented by properly executed proxies given in favour of the person(s) designated by management of Sunward in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

     If the instructions in a proxy given to Sunward’s management are specified, the Sunward Shares represented by such proxy will be voted FOR or AGAINST in accordance with your instructions on any poll that may be called for. If a choice is not specified, the Sunward Shares represented by a proxy given to Sunward’s management will be voted FOR the approval of the Arrangement Resolution as described in this Circular. A Sunward Shareholder has the right to appoint a person (who need not be a Sunward Shareholder) to attend and act for him, her or it and on his, her or its behalf at the Sunward Meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

     Sunward Shareholders are invited to attend the Sunward Meeting. Registered Shareholders who are unable to attend the Sunward Meeting or any postponement or adjournment thereof in person are requested to complete, date, sign and return the enclosed form of proxy or, alternatively, to vote by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the Sunward Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions thereon. Non-registered Shareholders who receive these materials through their Intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their Intermediary. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the Sunward Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned meeting. Late proxies may be accepted or rejected by the Chair of the Sunward Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

Revocability of Proxies

     In addition to revocation in any other manner permitted by law, a Sunward Shareholder executing the enclosed form of proxy has the power to revoke it by depositing an instrument in writing executed by the Sunward Shareholder or his or her legal representative authorized in writing or, where the Sunward Shareholder is a corporation, by the corporation or a representative of the corporation. To be valid, an instrument of revocation must be received at Sunward’s principal and head office by fax at (604) 677-1766, or by mail or by hand at Suite 1410, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7 at any time up to and including the last business day preceding the day of the Sunward Meeting, or in the case of any postponement or adjournment of the Sunward Meeting, the last business day preceding the day of the postponed or adjourned Sunward Meeting, or delivered to the Chair of the Sunward Meeting on the day fixed for the Sunward Meeting, and prior to the start of the Sunward Meeting or any postponement or adjournment thereof. A registered Sunward Shareholder may also revoke a proxy in any other manner permitted by law. Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary revoke their proxy in accordance with the revocation procedures.

Voting of Sunward Shares Owned by Beneficial Shareholders

     Many shareholders are “Beneficial Shareholders” because the shares of Sunward they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. If you are a Beneficial Shareholder of Sunward Shares, you should read the information under the heading “Joint Management Information Circular – Information for Beneficial Shareholders” for information on how to vote your Sunward Shares at the Sunward Meeting.

     Intermediaries are required to forward the Meeting Materials to Beneficial Shareholders unless in the case of certain proxy-related materials the Beneficial Shareholder has waived the right to receive them. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Corporation ("Broadridge"). Broadridge typically mails a scannable voting instruction form (“VIF”) instead of the form of proxy. The Beneficial Shareholder is asked to complete the VIF and return it by mail or facsimile. Alternatively, the Beneficial Shareholder may call a toll-free number or go online to vote. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Sunward Shares to be represented at the applicable meeting.

     Should a Beneficial Shareholder wish to attend and vote at the Meeting in person, they must insert his or her name (or the name of such other person as the Beneficial Shareholder wishes to attend and vote on his or her behalf) in the blank space provided for that purpose on the VIF and return the completed VIF in accordance with the instructions provided well in advance of the Meeting.

Quorum

     A quorum at meetings of Sunward Shareholders consists of two persons who are, or represent by proxy, shareholders holding, in the aggregate, at least five percent (5%) of the issued shares entitled to vote at the meeting.

Principal Holders of Sunward Shares

     The authorized share capital of Sunward consists of an unlimited number of Sunward Shares. As at the Record Date, 142,327,338 Sunward Shares were issued and outstanding. Each Sunward Share is entitled to one vote at a meeting of Sunward Shareholders.

     The Sunward Board has fixed the close of business on May 11, 2015 as the Record Date for the purpose of determining the Sunward Shareholders entitled to receive notice of the Sunward Meeting, but the failure of any Sunward Shareholder who was a Sunward Shareholder on the Record Date to receive notice of the Sunward Meeting does not deprive the Sunward Shareholder of the right to vote at the Sunward Meeting.

     To the knowledge of the directors and executive officers of Sunward, as of the date of this Circular, the following persons beneficially own, directly or indirectly, or exercise control or direction over, 5% or more of the issued and outstanding common shares of Sunward:

Shareholder	Number of Shares	Percentage of Issued Capital
Gold First Investments Limited.(1)	46,400,000	32.6%
Electrum Strategic Acquisitions LLC & Electrum Strategic Acquisitions II L.L.C.	26,175,000	18.4%
The Baupost Group, L.L.C.	15,318,200	10.8%
Paulson & Co. Inc.	10,200,000	7.2%

(1) Mr. Philip O’Neill is considered to be the beneficial owner of 9,200,000 of the shares held by Gold First Investment Limited.

GENERAL INFORMATION CONCERNING THE NOVACOPPER MEETING AND VOTING

Time, Date and Place

     The NovaCopper Meeting will be held at the offices of Blake Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Vancouver, British Columbia V7X 1L3, on June 15, 2015 at 10:00 a.m. (Vancouver time).

Record Date

     The record date for determining the NovaCopper Shareholders entitled to receive notice of and to vote at the NovaCopper Meeting is May 11, 2015 (the “Record Date”). Only NovaCopper Shareholders of record as of the close of business (Vancouver time) on the Record Date are entitled to vote at the NovaCopper Meeting.

Approvals Required

     To be effective, the NovaCopper Resolution must be approved, with or without variation, by the affirmative vote of a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

     See “The Arrangement – NovaCopper Shareholder Approval”.

Solicitation of Proxies

     This Circular is furnished in connection with the solicitation of proxies by the management of NovaCopper for use at the NovaCopper Meeting and any postponement or adjournment thereof for the purposes set forth in the accompanying NovaCopper Notice of Meeting. It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone by directors, officers or employees of NovaCopper to whom no additional compensation will be paid. All costs of solicitation by management will be borne by NovaCopper.

Voting by Proxies

     The form of proxy accompanying this Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the NovaCopper Notice of Meeting and any other matters that may properly come before the NovaCopper Meeting or any postponement or adjournment thereof. As at the date of this Circular, NovaCopper’s management is not aware of any such amendments or variations, or of other matters to be presented for action at the NovaCopper Meeting. However, if any amendments to matters identified in the accompanying NovaCopper Notice of Meeting or any other matters which are not now known to management should properly come before the NovaCopper Meeting or any postponement or adjournment thereof, the NovaCopper Shares represented by properly executed proxies given in favour of the person(s) designated by management of NovaCopper in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

     If the instructions in a proxy given to NovaCopper’s management are specified, the NovaCopper Shares represented by such proxy will be voted FOR or AGAINST in accordance with your instructions on any poll that may be called for. If a choice is not specified, the NovaCopper Shares represented by a proxy given to NovaCopper’s management will be voted FOR the approval of the NovaCopper Resolution, each as described in this Circular. A NovaCopper Shareholder has the right to appoint a person (who need not be a NovaCopper Shareholder) to attend and act for him, her or it and on his, her or its behalf at the NovaCopper Meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

     NovaCopper Shareholders are invited to attend the NovaCopper Meeting. Registered Shareholders who are unable to attend the NovaCopper Meeting or any postponement or adjournment thereof in person are requested to complete, date, sign and return the enclosed form of proxy or, alternatively, to vote by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the NovaCopper Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 (Fax: 1-866-249-7775 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions thereon. Non-registered Shareholders who receive these materials through their Intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their Intermediary. To be effective, a proxy must be received by Computershare not later than 10:00 a.m. (Vancouver time) on June 11, 2015, or in the case of any postponement or adjournment of the NovaCopper Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned meeting. Late proxies may be accepted or rejected by the Chair of the NovaCopper Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

Revocability of Proxies

     In addition to revocation in any other manner permitted by law, a NovaCopper Shareholder executing the enclosed form of proxy has the power to revoke it by depositing an instrument in writing executed by the NovaCopper Shareholder or his or her legal representative authorized in writing or, where the NovaCopper Shareholder is a corporation, by the corporation or a representative of the corporation. To be valid, an instrument of revocation must be received at NovaCopper’s registered office by fax at 604-631-3309, or by mail or by hand at Su Suite 2600 – 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 at any time up to and including the last business day preceding the day of the NovaCopper Meeting, or in the case of any postponement or adjournment of the NovaCopper Meeting, the last business day preceding the day of the postponed or adjourned NovaCopper Meeting, or delivered to the Chair of the NovaCopper Meeting on the day fixed for the NovaCopper Meeting, and prior to the start of the NovaCopper Meeting or any postponement or adjournment thereof. A registered NovaCopper Shareholder may also revoke a proxy in any other manner permitted by law. Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary revoke their proxy in accordance with the revocation procedures.

Voting of NovaCopper Shares Owned by Beneficial Shareholders

     Many shareholders are “Beneficial Shareholders” because the shares of NovaCopper they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. If you are a Beneficial Shareholder of NovaCopper Shares, you should read the information under the heading “Joint Management Information Circular – Information for Beneficial Shareholders” for information on how to vote your NovaCopper Shares at the NovaCopper Meeting.

     There are two kinds of Beneficial Shareholders – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners).

     Intermediaries are required to forward the Meeting Materials to Beneficial Shareholders unless in the case of certain proxy-related materials the Beneficial Shareholder has waived the right to receive them. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails a scannable voting instruction form (“VIF”) instead of the form of proxy. The Beneficial Shareholder is asked to complete the VIF and return it by mail or facsimile. Alternatively, the Beneficial Shareholder may call a toll-free number or go online to vote. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of NovaCopper Shares to be represented at the applicable meeting.

     Should a Beneficial Shareholder wish to attend and vote at the Meeting in person, they must insert his or her name (or the name of such other person as the Beneficial Shareholder wishes to attend and vote on his or her behalf) in the blank space provided for that purpose on the VIF and return the completed VIF in accordance with the instructions provided well in advance of the Meeting.

Quorum

     A quorum at meetings of NovaCopper Shareholders consists of two persons who are, or represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued share entitled to vote at such meeting.

Principal Holders of NovaCopper Shares

     As at the date hereof, NovaCopper has issued and outstanding 60,633,701 fully paid and non-assessable NovaCopper Shares, each share carrying the right to one vote.

     Any holder of NovaCopper Shares of record at the close of business on May 11, 2015 who either personally attends the NovaCopper Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, shall be entitled to vote or to have such shareholder’s shares voted at the NovaCopper Meeting. Abstentions and broker non-votes will not be counted either in favor of or against the NovaCopper Resolution and other matters to be acted upon at the NovaCopper Meeting and, therefore, will have no effect on the outcome of the vote.

     To the best of the knowledge of the directors and executive officers of NovaCopper, there are no persons who, or corporations which, beneficially own, or control or direct, directly or indirectly, voting shares carrying 5% or more of the voting rights attached to any class of voting shares of NovaCopper other than:

Shareholder	Number of Shares	Percentage of Issued Capital
Electrum Strategic Resources L.P.	16,855,782	27.8%
Paulson & Co. Inc.	8,727,379	14.4%
The Baupost Group, L.L.C.	6,005,298	9.9%

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

     Other than as disclosed in this Circular, within the three years prior to the date of this Circular, no insider, including executive officers, of Sunward or NovaCopper, director or associate or affiliate of any insider or director of Sunward or NovaCopper, has or had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or could materially affect Sunward or NovaCopper or any of their respective subsidiaries.

LEGAL MATTERS

     Certain legal matters in connection with the Arrangement will be passed upon by Blake, Cassels & Graydon LLP and Dorsey & Whitney LLP on behalf of NovaCopper and Farris, Vaughan, Wills & Murphy LLP on behalf of Sunward. As of the date hereof, the partners and associates of Blake, Cassels & Graydon LLP as a group beneficially owned, directly or indirectly, less than one percent of the NovaCopper Shares.

INTERESTS OF EXPERTS OF SUNWARD AND NOVACOPPER

Names of Experts

     Each of the individuals in the following table is a “qualified person” under NI 43-101. The qualified persons collectively, have either prepared or supervised the preparation, or approved the scientific and technical disclosure derived from the report set opposite such qualified person’s names, as more particularly described elsewhere in this Circular. Such reports contain certain scientific or technical information relating to NovaCopper’s Upper Kobuk Mineral Projects or Sunward’s Titiribi Project, as applicable, which information is contained in this Circular.

Report	Qualified Persons
Upper Kobuk Reports	Erin Workman, P.Geo. and an employee of NovaCopper
Titiribi Report	Heather White, B.Sc., P.Eng. and a consultant to Sunward

     To the knowledge of NovaCopper, none of the aforementioned qualified persons for the Upper Kobuk Reports received or has received a direct or indirect interest in the property of NovaCopper or of any associate or affiliate of NovaCopper. As of the date hereof, to NovaCopper’s knowledge, the aforementioned qualified persons beneficially own, directly or indirectly, in total, less than one percent of the securities of NovaCopper.

     To the knowledge of Sunward, none of the aforementioned qualified persons for the Titiribi Report received or has received a direct or indirect interest in the property of Sunward or of any associate or affiliate of Sunward. As of the date hereof, to Sunward’s knowledge, the aforementioned qualified persons beneficially own, directly or indirectly, in total, less than one percent of the securities of Sunward.

     In addition, the following persons and companies have prepared certain sections of this Circular and/or appendices attached hereto as described below, or are named as having prepared or certified a report, statement or opinion in this Circular.

Name of Expert	Nature of Relationship
Cormark Securities Inc.(1)	Authors responsible for the preparation of the Sunward Fairness Opinion
Haywood Securities Inc.(2)	Authors responsible for the preparation of the NovaCopper Fairness Opinion
Davidson & Company LLP(3)	Auditors of Sunward
PricewaterhouseCoopers LLP (4)	Auditors of NovaCopper

Notes:
(1)

To the knowledge of Sunward, none of the experts so named (or any of the designated professionals thereof) held securities representing more than 1% of all issued and outstanding Sunward Shares as at the date of the statement, report or valuation in question, and none of the persons above is or is expected to be elected, appointed or employed as a director, officer or employee of the Sunward or of any associate or affiliate of the Sunward.

(2)

To the knowledge of NovaCopper, none of the experts so named (or any of the designated professionals thereof) held securities representing more than 1% of all issued and outstanding NovaCopper Shares as at the date of the statement, report or valuation in question, and none of the persons above is or is expected to be elected, appointed or employed as a director, officer or employee of the NovaCopper or of any associate or affiliate of the NovaCopper.

(3)

Davidson & Company LLP is independent in accordance with the Rules of Professional Conduct of the Institute of Chartered Accountants of British Columbia. Notes (1), (2) and (4) are not intended to apply to Davidson & Company LLP.

(4)

PricewaterhouseCoopers LLP is independent of NovaCopper in accordance with the Rules of Professional Conduct of the Chartered Professional Accountants of British Columbia. Notes (1), (2) and (3) are not intended to apply to PricewaterhouseCoopers LLP.

NOVACOPPER DIRECTORS’ APPROVAL

     The contents and the sending of this Circular have been approved by the NovaCopper Board.

     The information concerning Sunward contained in this Circular, including the appendices attached hereto, has been provided by Sunward. The NovaCopper Board has relied upon this information without having made any independent inquiry as to the accuracy thereof. NovaCopper assumes no responsibility for the accuracy or completeness of such information, nor for any omission on the part of Sunward to disclose facts or events which may affect the accuracy of any such information.

     DATED this 12th day of May, 2015.

BY ORDER OF THE BOARD OF DIRECTORS OF
NOVACOPPER INC.

/s/ Rick Van Nieuwenhuyse
Rick Van Nieuwenhuyse
President and Chief Executive Officer

SUNWARD DIRECTORS’ APPROVAL

     The contents and the sending of this Circular have been approved by the Sunward Board.

     The information concerning NovaCopper contained in this Circular, including the appendices attached hereto, has been provided by NovaCopper. The Sunward Board has relied upon this information without having made any independent inquiry as to the accuracy thereof. Sunward assumes no responsibility for the accuracy or completeness of such information, nor for any omission on the part of NovaCopper to disclose facts or events which may affect the accuracy of any such information.

DATED this 12th day of May, 2015.

BY ORDER OF THE BOARD OF DIRECTORS OF
SUNWARD RESOURCES LTD.

/s/ Philip O'Neill
Philip O'Neill
Director and Chief Executive Officer

GLOSSARY OF DEFINED TERMS

The following terms used in this Circular have the meanings set forth below.

“Acquisition Proposal” relating to a Party means, other than the transactions contemplated by the Arrangement Agreement including any transaction involving only Sunward or NovaCopper and/or one or more of its wholly-owned subsidiaries, any offer, proposal, expression of interest, or inquiry from any person or group of persons (other than a Party or any of its affiliates) after the date hereof relating to:

(a)	any acquisition or sale, direct or indirect (including by way of option, lease or joint venture), of:

i.

the assets of a Party and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, taken as a whole; or

ii.

20% or more of any voting or equity securities, or any securities exchangeable for or convertible into voting or equity securities, of a Party or any of its subsidiaries whose assetss, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, taken as a whole;

(b)

any take-over bid, tender offer or exchange offer for any class of voting or equity securities, or any securities exchangeable for or convertible into voting or equity securities, of a Party and/or one or more of its subsidiaries that, if consummated, would result in such Person or Persons beneficially owning 20% or more of any class of such securities;

(c)

a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution or other similar transaction involving a Party or any of its subsidiaries;

(d)	any transaction or series of transactions similar to those referred to in paragraphs (a), (b), or (c) above involving a Party or any of its subsidiaries; or

(e)	any public announcement of an intention to do any of the foregoing.

“affiliate” has the meaning ascribed thereto in the Securities Act;

“allowable capital loss” has the meaning ascribed thereto under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”.

“Arrangement” means the arrangement involving Sunward and NovaCopper under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, pursuant to which NovaCopper will acquire all of the outstanding Sunward Shares.

“Arrangement Agreement” means the arrangement agreement dated as of April 22, 2015 between Sunward and NovaCopper, as may be amended, varied or supplemented from time to o time.

“Arrangement Option” has the meaning ascribed thereto under “The Arrangement – Description of the Arrangement”.

“Arrangement Records” means the records in respect of the Arrangement required under Division 5 of Part 9 of the BCBCA to be filed with the Registrar after the Final Order has been granted giving effect to the Arrangement including, as applicable, one or more notices of alteration of notices of articles and a copy of the Final Order.

“Arrangement Resolution” means the special resolution of the Sunward Shareholders, approving the Arrangement to be considered at the Sunward Meeting, in the form set out in Appendix D hereto.

“BCBCA” means the Business Corporations Act, S.B.C. 2002, c. 57, as amended, including the regulations promulgated thereunder.

“Beneficial Shareholder” has the meaning ascribed thereto under “Joint Management Information Circular – Information for Beneficial Shareholders”.

“Broadridge” means Broadridge Financial Solutions, Inc.

“CDS” means CDS Clearing and Depository Services Inc.

“Change in Recommendation” means the circumstances where, prior to Sunward having obtained the Sunward Shareholder Approval or NovaCopper having obtained the NovaCopper Shareholder Approval, as applicable, the board of directors of a Party fails to recommend or withdraws, amends, modifies or qualifies, in a manner adverse to the other Party or fails to reaffirm its recommendation of the Arrangement within five (5) business days (and in any case prior to the Sunward Meeting and the NovaCopper Meeting) after having been requested in writing by such other Party to do so, in a manner adverse to such other Party (it being understood that the taking of a neutral position or no position with respect to an Acquisition Proposal beyond a period of ten (10) business days (or beyond the date which is one day prior to the Sunward Meeting and the NovaCopper Meeting, if sooner) shall be considered an adverse modification).

“Circular” means the Sunward Notice of Meeting and the NovaCopper Notice of Meeting to be sent to the Sunward Shareholders in connection with the Sunward Meeting and to the NovaCopper Shareholders in connection with the NovaCopper Meeting, respectively, together with this joint management information circular, including all schedules, appendices and exhibits hereto, as amended, supplemented or otherwise modified from time to time.

“Code” has the meaning ascribed thereto under “Certain United States Federal Income Tax Considerations”.

“Combined Company” means NovaCopper after completion of the Arrangement.

“Computershare” means Computershare Investor Services Inc.

“Confidentiality Agreement” means the mutual confidentiality agreement between NovaCopper and Sunward, dated January 21, 2015, as amended or supplemented from time to time.

“Consideration” means the consideration to be received by the Sunward Shareholders pursuant to the Plan of Arrangement as consideration for their Sunward Shares, consisting of 0.3 of a NovaCopper Share per Sunward Share.

“Cormark” means Cormark Securities Inc., financial advisor to the Sunward Special Committee.

“Court” means the Supreme Court of British Columbia.

“CRA” means the Canada Revenue Agency.

“D&O Insurance” has the meaning attributed thereto under “The Arrangement – Interests of Certain Persons in the Arrangement – Insurance and Indemnification of Directors and Officers”.

“Depositary” means Computershare Investor Services Inc., which has been appointed as depositary by NovaCopper and Sunward for the purpose of, among other things, exchanging certificates representing Sunward Shares for the NovaCopper Shares issuable in connection with the Arrangement.

“Dissenting Sunward Shareholder” means a registered holder of Sunward Shares who validly dissents in respect of the Arrangement in strict compliance with the procedure for exercising Dissent Rights and does not withdraw such dissent prior to the Effective Time.

“Dissent Rights” means the rights of dissent exercisable by the Sunward Shareholders in respect of the Arrangement described in Article 4 of the Plan of Arrangement.

“Dissent Shares” means Sunward Shares held by a Dissenting Shareholder and in respect of which the Dissenting Sunward Shareholder has validly exercised Dissent Rights.

“DSU Shares” means the NovaCopper Shares issuable upon the automatic vesting of the Sunward DSUs at the Effective Time;

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis, and Retrieval system.

“Effective Date” means the date upon which the Arrangement becomes effective, as set out in the Plan of Arrangement.

“Effective Time” means the time on the Effective Date that the Arrangement becomes effective, as set out in the Plan of Arrangement.

“Exchange Ratio” means 0.3 of a NovaCopper Share for each Sunward Share.

“Final Order” means the final order of the Court pursuant to section 291 of the BCBCA, in a form acceptable to Sunward and NovaCopper, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of the Parties, acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is satisfactory to each of the Parties, acting reasonably) on appeal.

“Gold First” means Gold First Investments Limited.

“Gold First Board Nominees” means those two persons nominated by Gold First to be directors of NovaCopper as of the Effective Time, provided that such persons shall be acceptable to NovaCopper, acting reasonably.

“Haywood” means Haywood Securities Inc., financial advisor to the NovaCopper Special Committee.

“Haywood Engagement Letter” has the meaning ascribed thereto under “The Arrangement – NovaCopper Fairness Opinion – Engagement of Haywood”.

“Holder” has the meaning attributed thereto under “Certain Canadian Federal Income Tax Considerations”.

“IFRS” means the international financial reporting standards as issued by the International Accounting Standards Board.

“Interim Order” means the interim order of the Court made in connection with the Arrangement and providing for, among other things, the calling and holding of the Sunward Meeting, as the same may be amended, supplemented or varied by the Court (with the consent of the Parties, acting reasonably).

“Intermediary” has the meaning ascribed thereto under “Joint Management Information Circular – Information for Beneficial Shareholders”.

“IRS” has the meaning ascribed thereto under “Certain United States Federal Income Tax Considerations”.

“Key Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the waiver or lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of governmental entities, as set out in Schedule “C” to the Arrangement Agreement.

“Letter of Transmittal” means the letter of transmittal that accompanies this Circular for use by registered Sunward Shareholders.

“Matching Period” has the meaning ascribed thereto under the heading “The Arrangement Agreement – Covenants – Right to Match”.

“Material Adverse Effect” means, in respect of any Person, any change, effect, event or circumstance that, individually or in the aggregate with other such changes, effects, events or circumstances, has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of such Person and its subsidiaries, taken as a whole; provided that no change, effect, event or circumstance resulting from or attributable to any of the following shall be deemed to be, or taken into account in determining whether there has been or would reasonably expected to be, a Material Adverse Effect: (i) the announcement of the execution of this Agreement or the transactions contemplated hereby; (ii) general political, economic or financial conditions in Canada, the United States or Colombia; (iii) the state of securities or commodity markets in general; (iv) any change in applicable Laws or in the interpretation or application thereof by any Governmental Entity provided that such change does not have the effect of expropriating or materially reducing the ownership interest in, or rights to, the property and the Mineral Rights of that Person; (v) any change in IFRS or in the interpretation or application thereof by any Governmental Entity; (vi) any weather-related event or natural disaster or outbreak or escalation of hostilities or acts of war (whether or not declared) or act of terrorism; (vii) changes affecting the mining industry generally or the price of gold; (viii) any change, in and of itself, in the market price or trading volume of such Person’s common shares (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been, or will be, a Material Adverse Effect); provided that, in the case of clauses (ii), (iii), (iv), (v), (vi) and (vii), any such change, effect, event or circumstance shall not be excluded to the extent the same disproportionately affects (individually or together with other changes, effects, events or circumstances) such Person and its subsidiaries, taken as a whole, as compared to other similarly situated Persons operating in the same industry in which such Person and its subsidiaries operate.

“material fact” and “material change” have the meanings ascribed thereto in the Securities Act.

“Merged ULC Company” means the unlimited liability corporation incorporated under the BCBCA by NovaCopper following the Effective Time, as a wholly-owned subsidiary.

“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

“NI 43-101” means National Instrument 43-101 - Standards of Disclosure for Mineral Projects.

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions.

“Non-Resident Holder” has the meaning ascribed thereto under “Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada”.

“Non-U.S. Holder” has the meaning ascribed thereto under “Certain United States Federal Income Tax Considerations”.

“Notice Shares” has the meaning ascribed thereto under “Rights of Dissenting Sunward Shareholders”.

“NovaCopper” means NovaCopper Inc., a corporation existing under BCBCA.

“NovaCopper Board” means the board of directors of NovaCopper as the same is constituted from time to time.

“NovaCopper Change in Recommendation” means a Change in Recommendation by the NovaCopper Board.

“NovaCopper Fairness Opinion” means the opinion provided by Haywood to the effect that as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be paid by NovaCopper in connection with the Arrangement is fair, from a financial point of view, to NovaCopper.

“NovaCopper Interested Parties” has the meaning ascribed thereto under “The Arrangement – NovaCopper Fairness Opinion – Independence of Haywood”.

“NovaCopper Meeting” means the special meeting of NovaCopper Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called to consider the NovaCopper Resolution and for any other purpose set out in this Circular.

“NovaCopper Notice of Meeting” means the Notice of the Special Meeting of Shareholders of NovaCopper accompanying this Circular.

“NovaCopper Options” means the outstanding options to purchase NovaCopper Shares granted under or otherwise subject to the NovaCopper Stock Option Plan.

“NovaCopper Resolution” means the resolution of the NovaCopper Shareholders approving the issuance, or reservation for issuance, as the case may be, of NovaCopper Shares pursuant to the Arrangement in the form set out in Appendix E hereto.

“NovaCopper Shareholder Approval” means the requisite approval of the NovaCopper Resolution by a majority of the votes cast by NovaCopper Shareholders present in person or represented by proxy and entitled to vote at the NovaCopper Meeting.

“NovaCopper Shareholders” means the holders of NovaCopper Shares.

“NovaCopper Shares” means common shares in the capital of NovaCopper as currently constituted and that are currently listed and posted for trading on the TSX under the symbol “NCQ” and on the NYSE MKT under the symbol “NCQ”.

“NovaCopper Stock Option Plan” means the stock option plan of NovaCopper dated February 27, 2012, as amended.

“NovaCopper Termination Fee Event” has the meaning ascribed thereto under “The Arrangement Agreement – Termination of the Arrangement Agreement – Termination Payments”.

“NYSE MKT” means the NYSE MKT LLC.

“Option Shares” means the NovaCopper Shares issuable upon the exercise of Arrangement Options.

“Outside Date” means August 31, 2015, or such later date as may be agreed to in writing by the Parties.

“Parties” means Sunward and NovaCopper, and “Party” means either of them.

“Permit” means any license, permit, certificate, consent, order, grant, approval, agreement, classification, registration or other authorization of and from any governmental entity.

“Petition” means the Notice of Hearing of Petition for the Final Order.

“PFIC” has the meaning ascribed thereto under “Certain United States Federal Income Tax Considerations – U.S. Holders – Passive Foreign Investment Company Considerations – PFIC Status of Sunward”.

“Plan of Arrangement” means the plan of arrangement substantially in the form and on the terms set out in Schedule “A” to the Arrangement Agreement, which is attached as Appendix F hereto, and any amendments or variations thereto made in accordance with section 9.1 of the Arrangement Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of NovaCopper and Sunward, each acting reasonably.

“Proposed Amendments” has the meaning attributed thereto under “Certain Canadian Federal Income Tax Considerations”.

“Receiving Party” has the meaning ascribed thereto under the heading “The Arrangement Agreement – Covenants – Right to Match”.

“Record Date” means May 11, 2015.

“Registrar” means the registrar of companies appointed pursuant to section 400 of the BCBCA.

“Resident Holder” has the meaning ascribed thereto under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada”.

“Responding Party” has the meaning ascribed thereto under the heading “The Arrangement Agreement – Covenants – Right to Match”.

“Response” has the meaning ascribed thereto under “The Arrangement – Court Approval and Completion of the Arrangement”.

“Response Period” has the meaning ascribed thereto under the heading “The Arrangement Agreement – Covenants – Right to Match”.

“RRIF” has the meaning ascribed thereto under “Eligibility for Investment”.

“RRSP” has the meaning ascribed thereto under “Eligibility for Investment”.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Securities Authorities” means the applicable securities commissions or other securities regulatory authorities in each of the provinces of Canada.

“Securities Laws” means the Securities Act (British Columbia) and the U.S. Securities Act, together with all other applicable state, federal and provincial securities Laws, rules and regulations and published policies thereunder, as now in effect and as they may be promulgated or amended from time to time.

“SEDAR” means the System for Electronic Document Analysis and Retrieval.

“Shareholders” means, collectively, the Sunward Shareholders and the NovaCopper Shareholders.

“Shares” means, collectively, the Sunward Shares and the NovaCopper Shares.

“Sunward” means Sunward Resources Ltd., a corporation existing under the BCBCA.

“Sunward Board” means the board of directors of Sunward as the same is constituted from time to time.

“Sunward Change in Recommendation” means a Change in Recommendation by the Sunward Board.

“Sunward DSUs” means the outstanding deferred share units of Sunward that have yet to vest.

“Sunward Fairness Opinion” means the opinion provided by Cormark to the effect that as of the date of such opinion, subject to the assumptions and limitations set out therein, the Arrangement is fair from a financial point of view to the Sunward Shareholders.

“Sunward Locked-Up Shareholders” means (i) all of the directors and officers of Sunward and (ii) Gold First Investments Limited, Electrum Strategic Acquisitions L.L.C., Electrum Strategic Acquisitions II L.L.C., The Baupost Group, L.L.C., Paulson & Co. Inc. and David Boehm.

“Sunward Meeting” means the special meeting of Sunward Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose set out in this Circular.

“Sunward Notice of Meeting” means the Notice of Special Meeting of Shareholders of Sunward accompanying this Circular.

“Sunward Optionholders” means the holders of Sunward Options.

“Sunward Options” means the outstanding options to purchase Sunward Shares granted under or otherwise subject to the Sunward Stock Option Plan.

“Sunward Shareholder Approval” means the requisite approval of the Arrangement Resolution by (i) 662/3% of the votes cast on the Arrangement Resolution by Sunward Shareholders, present in person or represented by proxy and entitled to vote at the Sunward Meeting and (ii) a majority of the votes cast on the Arrangement Resolution by Sunward Shareholders present in person or represented by proxy and entitled to vote at the Sunward Meeting excluding for this purpose votes attached to Sunward Shares held by Mr. Philip O’Neill and any other person described in items (a) through (d) of section 8.1(2) of MI 61-101.

“Sunward Shareholders” means the holders of Sunward Shares.

“Sunward Shares” means common shares in the capital of Sunward, as currently constituted and that are currently listed and posted for trading on the TSX under the symbol “SWD”.

“Sunward Special Committee” means the independent committee of the Sunward Board, comprised of Jay Sujir and William Hayden.

“Sunward Stock Option Plan” means the stock option plan of Sunward, approved most recently by the Sunward Shareholders on September 10, 2013.

“Sunward Termination Fee Event” has the meaning ascribed theretounder “The Arrangement Agreement – Termination of the Arrangement Agreement – Termination Payments”.

“Superior Proposal” means:

(a)

with respect to Sunward, any bona fide unsolicited written Acquisition Proposal made after the date of the Arrangement Agreement (and not obtained in violation of Section 7.2 of the Arrangement Agreement) that would result in any person becoming the beneficial owner of 100% of the outstanding Suunward Shares or all or substantially all of the consolidated assets of Sunward and its subsidiaries and:

i.

that, in the case of an Acquisition Proposal to acquire the outstanding Sunward Shares, is made available to all Sunward Shareholders on the same terms and conditions (other than in the case of an asset transaction);

	ii.	is not subject to a financing or due diligence condition;

	iii.	in respect of which the Sunward Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that:

(a)

the transactions contemplated by such Acquisition Proposal are reasonably capable of being completed in accordance with their terms and without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the person making such prroposal;

(b) failure to recommend such Acquisition Proposal to the Sunward Shareholders would be inconsistent with its fiduciary duties under applicable law; and

(c)

having regard for all of its terms and conditions and the terms and conditions of the Arrangement, such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the Sunward Shareholders (in their capacitty as such) from a financial point of view than the Arrangement, after taking into account any change to the terms of the Arrangement proposed by NovaCopper pursuant to Section 7.3 of the Arrangement Agreement; and

(b)

with respect to NovaCopper, any bona fide unsolicited written Acquisition Proposal made after the date of the Arrangement Agreement (and not obtained in violation of Section 7.2 of the Arrangement Agreement) that would result in any person becoming the beneficial owner of 100% of the outstanding NovaCopper Shares or all or substantially all of the consolidated assets of NovaCopper and its subsidiaries and:

i.

that, in the case of an Acquisition Proposal to acquire the outstanding NovaCopper Shares, is made available to all NovaCopper Shareholders on the same terms and conditions (other than in the case of an asset transaction);

	ii.	is not subject to a financing or due diligence condition; and

	iii.	in respect of which the NovaCopper Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that:

(a)

the transactions contemplated by such Acquisition Proposal are reasonably capable of being completed in accordance with their terms and without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the person making such prroposal;

(b) failure to recommend such Acquisition Proposal to the NovaCopper Shareholders would be inconsistent with its fiduciary duties under applicable law; and

(c)

having regard for all of its terms and conditions and the terms and conditions of the Arrangement, such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the NovaCopper Shareholders (in their capacity as such) from a financial point of view than the Arrangement, after taking into account any change to the terms of the Arrangement proposed by Sunward pursuant to Section 7.3 of the Arrangement Agreement.

“Tax Act” means theIncomeTax Act (Canada) and the regulations thereunder, as amended from time to time.

“taxable capital gain” has the meaning ascribed thereto under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”.

“Taxes” includes any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any governmental entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any governmental entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, windfall, royalty, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, busin ness, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all licence, franchise and registration fees and all employment insurance, health insurance and Canada, Québec and other pension plan premiums or contributions imposed by any governmental entity, and any transferee liability in respect of an ny of the foregoing.

“Termination Fee” means $1 million pa ayable in certain circumstances pursuant to the Article 7 of the Arrangement Agreement.

“TFSA” has the meaning ascribed thereto under “Eligibility for Investment in Canada”.

“Titiribi Report” means the NI 43-101 technical report titled “Technical Report on the Titiribi Project, Department of Antioquia Colombia”, date effective September 9, 2013 prepared for Sunward by Behre Dolbear & Company (USA) Inc.

“Titiribi Project” means Sunward’s copper project located in the town of Titiribi in the Department of Antioquia, Colombia.

“Treasury Regulations” has the meaning ascribed thereto under “Certain United States Federal Income Tax Considerations”.

“TSX” means the Toronto Stock Exchange.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Upper Kobuk Mineral Projects” means NovaCopper’s Arctic and Bornite copper projects located in the Ambler mining district in Northwestern Alaska.

“Upper Kobuk Reports” means the NI 43-101 F1 Technical Report titled “NI 43-101 Technical Report on the Bornite Project, Northwest Alaska” with an effective date of March 18, 2013 and the NI 43-101 F1 Technical Report titled “Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District, Northwest Alaska” with an effective date of September 12, 2013.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as the same has been, and hereafter from time to time may be, amended.

“U.S. GAAP” means United States generally accepted accounting principles applicable to publicly accountable enterprises.

“U.S. Holder” has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“U.S. Securities Act” means the United States Securities Act of 1933, as the same has been, and hereafter from time to time may be, amended.

“VIF” has the meaning ascribed thereto under the heading “Joint Management Information Circular – Information for Beneficial Shareholders”.

“Voting Agreements” means, collectively, the voting agreements (including any amendments thereto) dated April 22, 2015 between NovaCopper and each of the Sunward Locked-Up Shareholders.

“Withholding Obligation” has the meaning ascribed thereto under the heading “The Arrangement – Withholding Rights”.

CONSENT OF HAYWOOD SECURITIES INC.

To: The Board of Directors of NovaCopper Inc.

We hereby consent (i) to the references within the joint management information circular of NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd. (“Sunward”) dated May 12, 2015 (the “Circular”) to our fairness opinion dated April 21, 2015, which we prepared for the Special Committee of the Board of Directors of NovaCopper in connection with the Arrangement Agreement dated April 22, 2015 between NovaCopper and Sunward, and (ii) to the inclusion of the full text of the NovaCopper Fairness Opinion as Appendix “J” to the Circular and to the filing of the NovaCopper Fairness Opinion in the Circular with the applicable securities regulatory authorities. In providing this consent, we do not intend that any persons other than the Special Committee of the Board of Directors of NovaCopper rely upon the NovaCopper Fairness Opinion.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Circular.

Haywood Securities Inc.

May 12, 2015

CONSENT OF CORMARK SECURITIES INC.

To: The Special Committee of Independent Directors of Sunward Resources Ltd. (the “Special Committee”)

We hereby consent (i) to the references within the joint management information circular of NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd. (“Sunward”) dated May 12, 2015 (the “Circular”) to our fairness opinion dated April 21, 2015, which we prepared for the Special Committee in connection with the Arrangement Agreement dated April 22, 2015 between NovaCopper and Sunward, and (ii) to the inclusion of the full text of the Sunward Fairness Opinion as Appendix “I” to the Circular and (iii) to the filing of the Circular with the Sunward Fairness Opinion included therein with the applicable securities regulatory authorities. In providing this consent, we do not intend that any persons other than the Special Committee or Board of Directors of Sunward rely upon the Sunward Fairness Opinion.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Circular.

Cormark Securities Inc.

May 12, 2015

APPENDIX A
INFORMATION RELATING TO SUNWARD

     The following information is presented on a pre-Arrangement basis and reflects certain selected information of Sunward. See “Appendix B - Information Relating to NovaCopper” and “Information Relating to the Combined Company” for business, financial and share capital information relating to NovaCopper and the Combined Company, respectively. For further information regarding Sunward, see Appendix N to this Circular for Sunward management’s discussion and analysis for the nine month period ended December 31, 2014.

Corporate Summary

     Sunward was incorporated pursuant to the Business Corporations Act (British Columbia) on April 11, 2008. The principal office of Sunward is Suite 1410 – 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7 and the registered office is Suite 1600 – 609 Granville Street, Vancouver, British Columbia, V7Y 1C3.

     Sunward is a publicly traded company that is in the business of acquiring, exploring, evaluating and developing mineral property concessions in Colombia. Sunward’s primary asset is the Titiribi Project located in the Antioquia department, Colombia.

     Sunward is a reporting issuer in the provinces of British Columbia, Ontario and Alberta, Canada. Sunward is listed on the TSX, with the trading symbol “SWD”. The fiscal year end of Sunward is March 31.

     The authorized share capital of Sunward consists of an unlimited number of common shares without par value, of which 142,327,338 common shares were issued and outstanding as of the date of this Circular.

Intercorporate Relationships

     Following is the corporate structure of Sunward. All of the subsidiaries of Sunward are wholly owned (directly or indirectly) by Sunward.

(1)	A branch of Sunward Resources Limited registered to do business in Colombia.
(2)	As by a Notice of Commencement of Dissolution dated January 27, 2015, Sunward Holdings Ltd. is in the process of being dissolved.

DESCRIPTION AND GENERAL DEVELOPMENT OF THE BUSINESS

Description of the Business

     Sunward is a natural resource exploration and development company engaged in the business of acquiring and developing mineral properties. Sunward’s current efforts are focused on its wholly owned Titiribi gold and copper project in the Department of Antioquia, Colombia.

Stage of Development

Sunward is in the exploration stage and does not produce, develop, or sell any products at this time.

Specialized Skill and Knowledge

     All aspects of Sunward’s business require specialized skills and knowledge. Such skills and knowledge include the areas of geology, drilling, logistical planning and implementation of exploration programs, mining, metallurgy, environmental permitting, and accounting. While recent increased activity in the resource mining industry has made it more difficult to locate competent employees and consultants in such fields, Sunward has found that it can locate and retain such consultants and believes it will continue to be able to do so.

Competitive Conditions

     Competition in the mineral exploration industry is intense. Sunward competes with other mining companies, many of which have greater financial resources and technical facilities for the acquisition and development of, and production from, mineral concessions, claims, leases and other interests, as well as for the recruitment and retention of qualified employees and consultants.

Environmental Protection

     Sunward believes it is currently in compliance with material environmental regulations applicable to its exploration drilling activities. The state environmental agency, Corantioquia, has indicated they are investigating some minor infractions that may have occurred during the 2012 drilling operations. Sunward has submitted documentation to counter these alleged violations and Sunward has met with the Corantioquia to fully explain its position. In addition, Corantioquia has visited the property recently to observe the current state of rehabilitation of drill pad access roads and drill pads.

     Sunward actively monitors the drainage waters that may be relevant within the project area and regularly analyses the streams for various parameters. These results are available to be discussed with all relevant environmental agencies in Colombia.

Employees

     As a result of completing a major drilling program in 2013 and thus shifting focus towards technical studies, Sunward implemented certain cost reduction initiatives including reducing its work force in Colombia and Vancouver to better align with its current initiatives. As of the date of the Circular, Sunward has 2 employees at its head office in Vancouver and 11 employees working in Colombia for a total of 13 employees. The majority of the employees at the Titiribi project site are currently deployed in the rehabilitation of drill sites, environmental baseline data collection, and some associated geological activities.

Foreign Operations

     The location of Sunward’s mineral resource property in Colombia exposes Sunward to certain risks, including currency fluctuations and possible political and economic instability that may result in the impairment or loss of mining titles or other mineral rights. Mineral exploration and mining activities may also be affected in varying degrees by political stability and governmental regulations relating to the mining industry. See “Risk Factors”.

Social and Environmental Policies

     Sunward had implemented a new approach to sustainability matters with the creation of a Sustainability committee at the board level. With guidance and direction from the Sustainability committee, Sunward initiated a formal sustainability function that consists of three areas: environment, community relations and health and safety. Sunward management has formalized distinct strategies and activities for the sustainable components of each area.

     As part of its exploration and drilling operations, Sunward had engaged an active environmental group to monitor drainage waters, vegetation, drilling fluids, and erosion. Exploration drilling protocols were very strict. One month prior to the start-up of drilling, water monitoring began. Drill platforms were kept clean, fuels stored correctly, fences and barriers erected to prevent against spillage, fluids re-circulated and portable toilets used. Completed drill pads were fenced to avoid deterioration by cattle.

     All waters that could be affected by exploration activities are monitored. Due to the completion of the drilling program, water monitoring is being conducted in a quarterly basis. The following parameters were measured every 3 months: pH, electric conductivity, temperature, redox potential, total dissolved solids, and the approximate volume of flow. Every 3 months, samples were taken in local or adjacent streams for physiochemical and microbiological analysis for the determination of concentrations and parameters such as: copper, conductivity, biochemical oxygen demand, chemical oxygen demand, total iron, mercury, dissolved oxygen, pH, lead, total solids, total zinc, temperature, and presence of any harmful microorganisms. These analyses are carried out at the Corantioquia laboratory.

     A Weather Hawk Model 232 was installed in July 2010 and has been recording meteorological data ever since.

     There were no inherited environmental liabilities. The current environmental liabilities consist of the need to rehabilitate areas of cleared vegetation created during the construction of access roads, trails, and drill pads. The environmental management guidelines issued by the Ministry of the Environment cover all rehabilitations programs. These programs do not require prior approval from the Ministry of the Environment but the process is monitored and controlled by Corantioquia, a regional environmental agency, who has been delegated the function by the Ministry of the Environment. Corantioquia carries out regular site inspections. Sunward has an on-going program for the re-vegetation of disturbed areas, water monitoring, and controls for slope stability at drill sites and drill-access roads in the Titiribi project area.

     Sunward’s social and community relations programs are commensurate with what might be expected of a company in the exploration phase of a mining project. The programs have introduced Sunward to the area and have, to some degree, educated the local community and surrounding areas about their exploration project. Sunward has also supported local projects such as education, sports and recreation, and scholarship programs. These programs have established lines of communication with some stakeholders in the area. Sunward staff continues to educate the stakeholders on the progress of the exploration project, mining process and responsible industrial mining.

     In 2011, Sunward Resources commissioned Birsa S.A., Corporate Social Responsibility (CSR) consultants registered in Panama, who are experienced in the mining industry and have worked in many Latin American countries. In January 2012, Birsa S.A. completed the program and submitted to Sunward a report titled: Evaluation of Community Relations Program. The report confirmed Sunward’s good standing status with the community. It also served as a guide for the development and implementation of continued programs for community relations’ initiatives. Sunward has adjusted and formalized its community relations, environmental, and health and safety programs to reflect the recommendations in the report and have adapted to new local needs and programs.

Three Year History

     Sunward is a natural resource exploration and development company engaged in the business of acquiring and developing mineral properties. Sunward’s current efforts are focused on its wholly owned Titiribi project in the Department of Antioquia, Colombia. Over the three most recently completed financial years, the events and conditions discussed below influenced the general development of Sunward’s business.

     On April 8, 2011 Sunward acquired of all of the issued and outstanding shares of La Muriel Mining Corp., the 100% owner of the Murindo copper-gold porphyry project in Colombia. In consideration for the shares of La Muriel Mining Corp., Sunward made a payment of US$1-million to Gold Plata Mining International Corp, the 100% owner of La Muriel Mining Corp. Gold Plata Mining International Corp. is 100% controlled by Michel Juilland, a former director and Chairman of the Sunward board of directors. Sunward undertook to finance all activities related to securing access and carrying out certain work in connection with the project. Access to the property was restricted due to an order of the Constitutional Court of Colombia requiring various Colombian governmental departments to engage in further consultation with local and indigenous groups prior to the undertaking of any exploration and development activities. Upon achieving the legal and physical ability to gain reasonable access to the Murindo project, Sunward was required to issue up to 6 million shares of Sunward.

     On September 21, 2011, Sunward filed on SEDAR a National Instrument 43-101 Technical Report dated September 8, 2011 entitled “Summary Of The Technical Report On The Titiribi Project, Antioquia Department, Colombia” prepared by Behre Dolbear & Company. The report stated an Indicated Resource of 2.204 million ounces of gold and 465.9 million pounds of copper (within 142.936 million tonnes grading 0.480 g/t gold and 0.1479% copper, using a 0.3 g/t cutoff) and an Inferred Resource of 4.078 million ounces of gold and 613.2 million pounds of copper (within 271.802 million tonnes grading 0.467 g/t gold and 0.1023% copper, using a 0.3 g/t cut-off) for the Cerro Vetas deposit. At the Chisperos deposit, the report stated an Inferred Resource of 2.001 million ounces of gold and 32.5 million pounds of copper (within 100.916 million tonnes grading 0.617 g/t gold and 0.0146% copper, using a 0.3 g/t cut-off).

     On December 13, 2011, Sunward entered into a binding agreement to sell 100% of the outstanding shares of La Muriel Mining Corp. back to Gold Plata Mining International Corp. The principal asset of La Muriel Mining Corp. was the Murindo copper porphyry project in Colombia. In consideration for the La Muriel Mining Corp. shares, Gold Plata Mining International Mining Corp. paid $2.6 million to Sunward, which was satisfied by delivery of 1.3 million Common Shares of Sunward held by Gold Plata Mining International Corp., to Sunward Holdings Ltd., a wholly-owned subsidiary of Sunward. The contingent obligation, as part of the April 8, 2011 agreement, to issue up to 6 million Common Shares to Gold Plata Mining International Corp. was no longer applicable and the 1.3 million Common Shares of Sunward held by Sunward Holdings Ltd. were cancelled effective June 14, 2013.

     On December 15, 2011, Sunward’s Common Shares were listed on the OTCQX for trading.

     On January 5, 2012, Sunward completed its remaining obligation with respect to the original Titiribi project acquisition agreement, dated October 28, 2009, by issuing 5 million common shares to Gold First Investments Limited.

     On April 2, 2012, Sunward graduated its classification from the TSX Venture Exchange to the Toronto Stock Exchange.

     On June 5, 2012, Sunward filed on SEDAR a National Instrument 43-101 Technical Report dated June 1, 2012 entitled “Summary Of The Technical Report On The Titiribi Project, Antioquia Department, Colombia” prepared by Behre Dolbear & Company. This report stated a resource estimate for the Titiribi Project.

     On February 5, 2013 Sunward announced that Colin Andrew resigned as Sunward’s Chief Executive Officer (“CEO”) and Director. He was replaced as CEO by Philip O’Neill who is a member of the Board of Directors of Sunward and one of its founders. Mr. O’Neill was Sunward’s CEO from its inception until May 2011.

     On February 6, 2013, Sunward appointed Gillyeard Leathley to the position of Chief Operating Officer of Sunward. Mr. Leathley is responsible for all technical and operating aspects related to the advancement of Sunward’s 100%-owned Titiribi project in Colombia. Prior to his appointment, Mr. Leathley served as a senior advisor to the CEO.

     On June 21, 2013, Sunward released results from the updated Metallurgical Program at the Titiribi project. A Metallurgical testwork program carried out by Wardell Armstrong International has been completed which could support a Preliminary Economic Assessment level study. This program included metallurgical testing in order to first characterize and then subsequently determine the most suitable processing methodology for the ore types from the Titiribi deposit. This testwork included Gold Deportment testing, Locked Cycle Flotation and Leach testing. Testwork was also carried out on the tailings from Cerro Vetas which demonstrated that the tails did not have the potential to be acid generating. Overall, the program yielded favourable metallurgical recoveries and results. For more details, please see Sunward’s news release dated June 21, 2013.

     On September 12, 2013, Sunward filed an updated technical report on the Cerro Vetas, NW Breccia and Chisperos zones of the Titiribi Project completed by Behre Dolbear & Company (USA) Inc. Behre Dolbear reported that, based on a cut-off of 0.3 grams/tonne gold (as used in both the September 2011 and June 2012 report), the Titiribi Project currently hosts 285.8 million tonnes of Measured and Indicated Mineral Resources averaging 0.50 grams/tonne gold, and thus containing 4.63 million ounces of gold. In addition, the Titiribi Project contains substantial amounts of copper, 654.4 million pounds, in the Measured and Indicated Resource categories, resulting in a corresponding gold-equivalent resource of 6.22 million ounces. (Please see Table 1 on page A-14 for details or refer to National Instrument 43-101 Technical Report dated September 9th, 2013, entitled “Technical Report on the Titiribi Project, Department of Antioquia, Colombia”, prepared by Behre Dolbear & Company and filed on SEDAR at www.sedar.com)

     On October 1, 2013, Sunward appointed Paul Robertson to the position of Chief Financial Officer of Sunward replacing Michael Malana.

     On April 23, 2015, Sunward Resources Ltd. and NovaCopper entered into a definitive arrangement agreement pursuant to which NovaCopper has agreed to acquire all of the issued and outstanding common shares of Sunward by way of a court approved plan of arrangement.

The Titiribi Project

     Sunward is a natural resource exploration and development company engaged in the business of acquiring and developing mineral properties. Sunward’s current efforts are focused on its wholly owned Titiribi gold and copper project in the Department of Antioquia, Colombia. The following descriptions summarize selected information about our wholly owned Titiribi gold and copper project in the Department of Antioquia, Colombia.

Technical Report

     The scientific and technical information relating to the Titiribi Project contained in this Circular is derived from, and in some instances is an extract from, the technical report titled “Technical Report on the Titiribi Project, Department of Antioquia, Colombia” dated effective September 9, 2013 prepared by Behre Dolbear & Company. Heather White, B.Sc., P.Eng., who is a consultant to Sunward and a Qualified Person as defined in 43-101, has approved the scientific and technical information contained herein. The information regarding the Titiribi Project is based on assumptions, qualifications and procedures which are not fully described herein. Reference should be made to the full text of the Titiribi Report which has been filed with certain Canadian securities regulatory authorities pursuant to NI 43-101 and is available for review on SEDAR at www.sedar.com.

Property Description and Location

     The Titiribi project, located in Colombia, is 3,919 hectares in area and lies within a rectangle defined by 1158000m N to 1164000m N and 1138000 m E to 1145000m E. It is close to the town of Titiribi in the Department of Antioquia, Colombia, approximately 70 kilometres southwest of the city of Medellin by paved road.

     Sunward held five concessions and four exploration licenses that total approximately 3,919 hectares. The exploration licenses consisted of: L4982, L4983, L4984, and L5085 and the concessions consisted of: H5820, H5820B, H5949, H5949B, and H5963. In 2010, Sunward applied to have the 4 licenses and 5 concessions consolidated into 1 concession contract. Resolution 0117702 approved this consolidation on December 2, 2010. On November 1, 2012, Sunward signed Concession Contract 5085 to consolidate the 4 licenses and 5 concessions into one concession contract for a total area of 3,919.02019 hectares. The concession contract was registered with the National Mining Registry on April 18, 2013. The contract is for 30 years starting in 2013 and expires in 2043 with the possibility of a 20 year extension upon negotiation.

     Aside from standard government royalties on mineral production, there are no agreements or encumbrances on the Titiribi project. Presently, precious metals (gold and silver) currently incur a gross royalty of 4% to the Colombian government. However, the payment is based on 80% of the PM fix on the London Bullion Market for an effective rate of 3.2% . The current royalty on copper is 5%.

     The current environmental liabilities consist of the need to rehabilitate areas of cleared vegetation created during the construction of access roads and trails, and drill pads. The environmental management guidelines issued by the Ministry of the Environment cover all rehabilitations programs. These programs do not require prior approval from the Ministry of the Environment but the process is monitored and controlled by Corantioquia, a regional environmental agency, who has been delegated the function by the Ministry of the Environment. Corantioquia carries out regular site inspections. Sunward has a program for the re-vegetation of affected areas, water monitoring, and controls for slope failure at drill sites in the Titiribi project area and as at the date of this Circular, Sunward has rehabilitated all drill pads with only minor reclamation on some access roads to revegetate.

     The Titiribi project has 9 principal targets identified as combined geochemical and geophysical anomalies. All 9 targets have been drill tested and each target has shown various amounts of mineralization. As of the date of this Circular, the Cerro Vetas, NW Breccia, and Chisperos targets contain resources as per a National Instrument 43-101 technical report.

     During the exploration, evaluation and construction stages, concessions require an annual fee (canon) as set out in Article 230 in the Colombian Ley de Minas (Mining Law). For 2013, the annual surface fee was COP $20,533 per hectare.

     Sunward through its Colombian subsidiary, Sunward Re esources Sucursal Colombia, holds 100% of the concessions and the concessions contracts are issued under the terms of the Colombian Ley de Minas 685 (2001) under Article 14 and Article 15.

     The 2001 Mining Code requires an environmental mining insurance policy for each concession contract to ensure compliance with mining and environmental obligations as follows: (i) 5% of the budget for the annual investments during the exploration and the construction phases, and (ii) 10% of the result of multiplying the estimate of annual production (volume) and the price of the mineral at the mine head.

     In Colombia, there is no need to have surface ownership to access the subsoil mineral rights other than compensation to land owners for land use based on their economic activity. The Mining Law provides for mining rights and the expropriation of the surface, in case it is required, and the imposition of easements and rights of way since mining is considered to be in the public interest. The Corporation currently holds various land use easements with landowners in the area of interest. There are no native title claims that exist over the project area.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

     The town of Titiribi, with a population of approximately 15,,000 people, is located approximately 70 kilometres southwest, by paved road, from the industrial city Medellin in the Department of Antioquia, on the north-western margin of Colombia’s Central Cordillera. The Titiribi project lies approximately 6 kilometres east of the Cauca River, the second-largest river in Colombia.

     Access to the Titiribi project is by asphalt road from Medellin to the town of Titiribi. The project area is approximately 1 kilometre from the town of Titiribi, accessed by gravel, dirt, and concrete roads. Access to the site is generally available year-round, although some parts of the project area can become inaccessible during severe rains.

     The town of Titiribi is a traditionally cultured town with a local economy subsisting on mixed agriculture (coffee, sugarcane, dairy cattle) and artisanal mining (including precious metals and coal). It has modern communication facilities, a local hospital offering basic medical facilities, and most services to support current operations. Good infrastructure is available throughout the region.

     The city of Medellin, including the greater metropolitan area, has a population of approximately 3.5 million people with modern infrastructure, a large industrial manufacturing base, and an international airport. A large and educated workforce is available in the city of Medellin where Sunward maintains an administration office.

     The project is located at an elevation from 1,200 meters to 2,200 meters above sea level. The highest peak is at Cerro Vetas. The climate is mild and sub-tropical. The average annual temperature is 21°C. The region is entirely vegetation covered; and is mostly pasture and crop lands. Rainfall averages about 1,500 millimeters annually. Running water is abundant but flow rates fluctuate seasonally. Rainfall has a bimodal distribution with the wettest months in March to May and again from September to December.

     The dry season strains the ability of the local streams to ensure adequate water supply to the farmers in the area. Sunward acknowledges that water, which would be required for a potential operating mine, would have to be sourced from a local river.

     Electric power supply to the project area is available from hydro generation.

     Sunward currently holds three land access agreements that cover the main areas of exploration. The leases cover the total length of the exploration phase awarded by the mining agency and are renewable upon renegotiation when the construction phase starts. The land use agreements cover all exploration activities including the construction of drill access roads and the excavation of drill pads.

History

     Muriel Mining S.A. initiated work in 1992 focusing upon the Otra Mina, Cateadores, Chisperos, Muriel, and Cerro Vetas areas of the Titiribi District. Numerous audits were re-opened, cleaned, advanced, and sampled. Soil sampling and geophysics were also undertaken.

     In 1998, a joint venture between Gold Fields and Muriel S.A. completed a detailed 80-metre spaced soil and geophysical survey resulting in better definition of the Cerro Vetas porphyry target. The joint venture group also conducted a 2,500 metre diamond drilling program centered in the Cerro Vetas target area. Drill hole DDT5 was the first hole to intersect porphyry-style mineralization.

     Gold Plata Mining (formerly Muriel S.A.) then entered into a joint venture with Debeira Goldfields in 2006, drilling an additional 16 drill holes. Debeira Goldfields vended its right in the project to Windy Knob Resources in 2008. Exploration by Windy Knob Resources included the acquisition and review of LandSat imagery culminating in the delineation of over 30 targets in the concessions and collaboration with AngloGold Ashanti Colombia S.A. to fly a geophysical survey over the project area; soil sampling at the Candela prospect; and diamond drilling resulting in the discovery of gold and copper mineralization. This drilling formed the basis for a JORC compliant Inferred Mineral Resource estimate. Windy Knob Resources relinquished its option on the property in 2009. Sunward Investments Limited made an initial agreement with Gold Plata Mining International Corp. to acquire a stake in the Titiribi project in 2009. In March 2010, Sunward, as its qualifying transaction, closed the acquisition of Sunward Investments Limited. In November 2010, Sunward completed the acquisition of a 100% stake in the Titiribi project.

Geological Settings

     The Titiribi Project is located on the northwest margin of the Central Cordillera of Colombia. The Central Cordillera consists of Palaeozoic-age rocks within a metamorphic belt, intruded by numerous Mesozoic batholiths and stocks. The area is bounded in the west by the major scale Romeral Fault.

     The project region is overlain by Oligocene siliciclastic sedimentary sequences. In the late Miocene, the area was intruded by a series of mineralized and altered stocks, dikes, and sills. A series of dacitic¬andesitic dikes, epiclastic tuffs and ashes are found at the top of this sequence.

     The local geology is dominated by multiple Miocene intrusives of the Cerro Vetas porphyry system. The intrusive rocks are generally locally porphyritic diorite and monzonite. This porphyry complex intrudes basal meta-sediments, basement mafic volcanic, and schistose units, older Amaga granodiorite, intrusive and diatreme breccia, the lower member of the Amaga Formation, and the volcano-sedimentary rocks of the Combia Formation.

     The local detailed geology, particularly the basement stratigraphy and structure, is very complex as there are few recognizable marker horizons; the units have been tectonically displaced by multiple large shear and fault zones, which themselves have been intruded by younger magmas.

     Basement rocks in the project area consist of schists and volcanic units of the Arquia Complex, Cajamarca-Valdivia Group, and the Quebradagrande Formation. A number of different phases of breccia have been identified cutting basement rocks, and overlying sediments and volcanic units. Sunward has consolidated the various breccia units into three principal types: hydrothermal contact breccia, diatreme breccia, and mylonite breccia.

     There are three principal intrusive rocks found in the project area: pre-mineral Amaga granodiorite stock, syn-mineral Cerro Vetas diorite porphyry and post- mineral andesite porphyry. The gold-copper mineralized Cerro Vetas diorite porphyry stock ranges in composition from diorite to quartz diorite to monzonite and contains biotite, hornblende, feldspars, and quartz. Locally, it is enriched in magnetite. It has intruded along the northwest-southeast-trending Cauca-Romeral fault but the main intrusive bodies are aligned in a northeast-southwest direction paralleling several faults and tensional structures developed within the Cauca-Romeral fault zone.

Exploration

     Sunward conducted geophysical and geochemical surveys over the Titiribi project. This included ground magnetics surveys and magneto telluric surveys conducted by contractors including Zonge International and soil sampling and assaying for gold, copper and a suite of indicator elements, conducted by Sunward. Eagle Mapping conducted Orthophotography and LiDAR surveying to create accurate images of surface topography and land features in the Titiribi project area.

     Results from geochemical soil surveying were particularly useful in outlining drill targets on the property. A total of 3,152 soil samples were collected at approximately 100 metre spacing. Anomalies of gold, copper, silver, molybdenum and other elements were flagged for follow-up, leading to the discovery of several mineralized zones across the property. The geochemical program was subjected to standard QA/QC measures, including the insertion of blanks and standards into batches of soil samples sent for analysis. In regards to the geophysical survey, the contractor noted some interference to the survey from human features in the area but reported that the overall quality of the acquired data was still quite good.

     Drilling, carried out by drilling contractors, was used as a form of exploration at the Titiribi project as well. More information can be found in the Drilling section below.

Mineralization

     Cerro Vetas is a bulk-tonnage gold and copper deposit with most mineralization directly related to the Cerro Vetas diorite porphyry, related breccias and its immediate contact aureole.

     The core of the intrusive exhibits potassic alteration consisting of secondary biotite, K-spar, quartz, magnetite, and pyrite as disseminations, veins, and fracture fillings. The potassic core is very weakly mineralized. A well-developed phyllic zone defined by quartz-sericite-pyrite alteration is developed above and surrounding the potassic core. The strongest gold-copper mineralization accompanies the phyllic zone and the contact breccias at the margin of the intrusive. Higher-grade zones follow certain receptive structural trends within the porphyry. In general, there is a strong positive correlation between gold and copper values.

     Gold-dominant mineralization occurs in the NW Breccia, northwest of the main Cerro Vetas porphyry. Mineralization here is hosted within a diatreme breccia, cut by dykes of Cerro Vetas diorite porphyry. At the Chisperos zone, mineralization is generally low-temperature epithermal style, gold-dominant and is much more structurally and stratigraphically controlled than Cerro Vetas.

     The Chisperos zone consists of disseminated and stockwork mineralization in wide mineralized zones, with most of the higher-grade mineralization occurring in narrow, sulphide-rich veins consisting mostly of pyrite and occasionally sphalerite. Chisperos is an essentially gold-only deposit with very minor copper, silver, and zinc.

     Six other targets have been identified on the Titiribi project and tested by drilling. Junta hosts a mineralized stock-like diorite porphyry intrusive as does Porvenir; Candela hosts thick zones of mineralized hornfels and diorite porphyry; Maria Jo hosts mineralization in breccia, and Margarita and Rosa are zones of anomalous geophysics and geochemical response.

     Drill holes have intersected wide zones of significantly mineralized diorite porphyry at Junta, Porvenir, and Candela. The Junta prospect hosts disseminated and fracture controlled gold-copper mineralization in a stock-like intrusive body while Porvenir and Candela hosts mineralization in the intrusive and its contact aureole. Drilling at the Margarita and Rosa targets did not intercept economic mineralization.

Drilling

     Drilling at the Titiribi project has all been by diamond drilling. A total of 142,770 metres and 272 holes have been drilled on the project.

Target	Number of Holes	Metres Drilled
Cerro Vetas and NW Breccia	106	73,575.20
Chisperos	80	31,330.16
Porvenir	25	9,268.85
Junta	25	13,625.15
Candela	21	8,802.25
Maria Jo	9	4,364.20
Margarita	4	1,252.40
Rosa	2	552.10
Total	272	142,770.31

     At the Chisperos target, there were 16 holes drilled by Gold Fields in 1998 without retained QA/QC procedure records or retained core. These 16 holes have not been used by Sunward in any of its NI 43-101 compliant resource estimates.

     Sunward does not have a record of the contractor for the 16 holes drilled by Gold Fields at the Chisperos target in 1998. The remaining 256 holes were drilled by:

  Terramundo Drilling S.A.
  Peru Hydro Core
  Logan Drilling Colombia SAS
  AK Drilling International SAS
  Codrilco SAS
  Terra Colombia SAS
  Perforaciones Otu SAS

     All drill rigs were lined up by compass and checked by a geologist before drilling commenced. On drill hole completion, collars were obtained by using total station surveying equipment. Also on completion of drilling, all holes were surveyed downhole.

     After drill core is washed and cleaned of all drilling lubricants it is placed in metal core trays marked with “Start” and “Finish” and arrows pointing down hole. The tray is marked with the drill hole details and wooden core blocks are placed at the end of each run with the depth of hole marked. Each core box is tied shut securely and is transported by truck or mule to Sunward core logging and or core storage shed. Core is oriented at intervals assigned by the supervising geologist. The intervals are determined by ground conditions but do not exceed 20 metres. All core is logged geotechnically and lithologically. Logging by a technician includes the notation of core recoveries, rock quality designation, weathering, and oxidation state. In addition, core size, rig number, driller’s name, casing depth, bit number, start and finish depths of each shift, cementing, water use, moving time, and weather are recorded. After all the non-geologic items are logged, the geologist begins logging lithology, structure, alteration, mineralization and other comments.

     Core is photographed wet and dry before cutting and after the sample numbers have been assigned to show the sample numbers with relation to the core. Each box of core is photographed twice, once dry and again wet.

     The nominal core drill sizes were typically NQ (NTW and NQ3) although in difficult drilling conditions the hole size could be reduced to BQ (BTW and BQ3).

     An interpretation of the drill results can be found in the Mineralization section above and the Mineral Resource and Mineral Reserve Estimation section below.

Sampling and Analysis and Security of Samples

     Sampling at Titiribi included soil, rock chip and diamond drill coring. A network of 46 soil lines bearing 052°, covering an area of 12.58 square kilometers with line and sample spacing of 100 meters by 40 meters, respectively, was completed. A total of 3,152 samples were collected. Three soil horizons were designated as A, B and C. Horizon A is the upper part of the soil which consists of mineral layers consisting primarily of organics i.e. layers from which clay materials, iron and/or aluminum have been lost. B horizon lies under the A horizon and consists primarily of weathered material with accumulation of clay, iron or aluminum. The C horizon lies below B horizon and is the layer of unconsolidated, weather parent material. Not all of these three horizons are present in all soils. Soils from the B horizon were generally collected but on some very steep slopes soils were very poorly developed and C horizon samples were collected. The average depth to the B horizon was 0.5 - 0.8 meters. About 3-4 kilograms of soil were collected at each site and a photographic record of the color, texture, and description of each sample was recorded. Rock chip sampling was confined to sparse outcrops and road cuts. Soil and rock chip samples were not utilized in resource estimations but have been used exclusively as a tool for exploration drill site locations.

     All samples used for resource estimations are from diamond drill core and all cores were assayed. Samples are generally 1.5 metres to 2 metres in length. The maximum sample length is 2 metres. Samples may deviate from the 2 metre standard, if there is a change in lithology. Sunward places a small sticker for the start and finish of each interval to be sawn. One half of the core is sent off for assay and the other half of the core is retained for future reference. On average, the assay split weighs between 3 kg and 7 kg. Samples are placed in bags printed with the sample numbers and a ticket with the sample number is placed inside the bag. The sample is weighed, recorded, and placed in a transport bag. The samples were secure until delivered to the sample preparation facility in Medellin.

     The core recoveries and sampling procedures were reliable. Generally, there were very minor core losses where soils and broken rock were encountered and such losses were confined to the top few metres in some holes. Such losses did not impact the reliability of the coring program. The core was quite representative because of the excellent recovery and as drill hole spacing was relatively even over the areas drilled. All data was entered directly in a digital system, thus avoiding transcribing errors.

     Core samples were high quality and were representative of the lithologies and structures encountered. As much mineralization was disseminated and along fractures, core sawing was representative. Where sulphide-rich veins were encountered, Sunward’s samplers, supervised by staff geologists, made a concerted effort to cut the core across obvious veins thereby obtaining a representative sample. There was no apparent bias in the core samples. Some coarse gold was recognized resulting in occasional erratic assay results. Sunward utilized a metallic screen assaying procedure to minimize the erratic results.

     Sampling intervals were consistent, generally 1.5 metres to 2 metres in length. Sampling intervals may have been influenced by lithology but the sample length was not more than 2 metres. As all core was assayed, zones of obvious mineralization or cutoff grades did not influence the core sample interval.

     For all labs, the Sunward procedure calls for crushing the 1/2 core sawn sample to 80% minus 10 mesh. Through a riffle splitter, a 50-50 split is obtained with one-half returned to Sunward as a coarse reject. About 250 grams are split out and pulverized to 80% to 85% minus 150 mesh. Typically a one-assay tonne sample is used for the assay samples and the remainder of the pulp is returned to Sunward. For some laboratories, an 800-gram sample is pulped, allowing for metallic screen assays to be performed.

     Sunward employs rigorous quality assurance/quality control measures by utilizing blanks, standards re-run assays and duplicate core splits. Field blanks were comprised of cuts of barren granodiorite from a dimension stone cutting company based in Medellin. International certified standards were purchased from several reference material companies. Twenty-eight different certified gold standards and eleven certified copper standards were utilized by Sunward during their exploration drilling campaigns. Blanks and certified standards were inserted into the sample stream on a regular basis. During the 2012-2013 drilling campaign, a blank and a standard were inserted into the sample stream every 18th core sample. Results for the blank and standard samples were checked for deviation from expected values. Additionally, a duplicate split consisting of a quarter core was also collected on a less regular basis.

     Coring and core sampling procedures, security, and assay sample preparation and assaying procedures were to industry standards. Rigorous quality assurance/control quality procedures including blanks, standards and duplicate assays were followed and certified laboratories were used.

     The master database contains all the sample data including repeats and duplicates, and other QA/QC samples. Assay certificates were visually compared to the digital database with no errors or omissions. Behre Dolbear completed additional sample verification with several core intervals quartered and a large number of pulps pulled for a re-assay for comparison to original values. Via visual inspection of the core, copper minerals, and by analogy the corresponding gold values, were extremely fine-grained and disseminated and purposeful bias is doubtful.

     All samples are under the control of Sunward’s technical personnel from the time holes are cored until samples are received in Medellin for sample preparation. Sample preparation for the assaying campaign is undertaken in Medellin. A number of laboratories have been used for analysis.

     For all labs, the Sunward procedure calls for sawing core in half, crushing the sample to 80% minus 10 mesh. Through a riffle splitter, a 50-50 split is obtained with one-half returned to Sunward as a coarse reject. The entire other half is pulverized to 80% to 85% minus 150 mesh. About 150 to 200 grams are split out and used for the assay samples and the remainder of the pulp is returned to Sunward.

     Blanks and standards are inserted routinely into sample batches by Sunward, with the results for these samples checked for deviation from expected values.

Security of Samples

     Security at the field office and sample storage facility is maintained via a guard and security checkpoint around the clock. All samples are under the control of Sunward’s technical personnel from the time holes are cored until samples are received in Medellin for sample preparation by the assay laboratories. Sample preparation for the assaying campaign is undertaken in Medellin. Thus, sample security is adequate.

Mineral Resource and Mineral Reserve Estimation

     To determine the mineral resource at Titiribi, a geological block model, based on results compiled from all of the drilling completed as of March 2013, was developed to cover the 3 primary drilling areas: Cerro Vetas, NW Breccia, and Chisperos. Topography used for the resource estimation was current as of May 2013 and specified in the UTM Colombia West Zone. All drill holes collar locations have been surveyed and incorporated in the model.

     A 3-D block model with a block size of 5 metres × 5 metres × 5 metres was defined and block grade estimation for both gold and copper was conducted using a 3 pass ordinary kriging procedure. Model blocks were classified into Measured, Indicated, and Inferred Mineral Resources using the CIM definitions.

     On September 12, 2013, Sunward filed an updated technical report on the Cerro Vetas, NW Breccia and Chisperos zones of the Titiribi Project completed by Behre Dolbear & Company (USA) Inc. Behre Dolbear reported that, based on a cut-off of 0.3 grams/tonne gold (as used in both the September 2011 and June 2012 report), the Titiribi Project currently hosts 285.8 million tonnes of Measured and Indicated Mineral Resources averaging 0.50 grams/tonne gold, and thus containing 4.63 million ounces of gold. In addition, the Titiribi Project contains substantial amounts of copper, 654.4 million pounds, in the Measured and Indicated Resource categories, resulting in a corresponding gold-equivalent resource of 6.22 million ounces. (Please refer to Table 1 for details.) Please refer to Table 2 for Titiribi’s Inferred Resource as per the September 9th, 2013 updated technical report. See “Cautionary Note to United States Investors” on page 4.

Table 1 Titiribi Measured and Indicated Mineral Resource (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au	Cu	Contained Metals				Au Equivalence[1] (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (millions lbs)
Cerro Vetas	Measured	51.6	0.49	0.17	25,380	0.82	88,486	195.1	1.29
	Indicated	132.4	0.48	0.16	63,949	2.06	208,317	459.3	3.17

Chispero	Indicated	62.1	0.48	-	30,077	0.97	-	-	0.97

NW Breccia	Indicated	39.7	0.62	-	24,541	0.79	-	-	0.79

Total Measured Indicated		285.8	0.50	-	143,947	4.63	296,804	654.4	6.22
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

Table 2 Titiribi Inferred Mineral Resource (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au	Cu	Contained Metals				Au Equivalence[1] (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (millions lbs)
Cerro Vetas	Inferred	153	0.57	0.064	87,712	2.82	98,104	216.3	3.34

Chisperos	Inferred	100.2	0.47	-	46,811	1.51	-	-	1.51

NW Breccia	Inferred	96.2	0.543	-	52,285	1.68	-	-	1.68

Total Inferred		349.4	0.53	-	186,807	6.01	98,104	216.3	6.53
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

     Please see Table 3 which summarizes the Measured and Indicated Resource as per the September 9th, 2013 technical report at various cut-off grades.

Table 3 Titiribi Measured and Indicated Mineral Resource (0.3 g/t Cutoff As of July 31, 2013)
Area	Category	Au Cutoff	Million Tonnes	Average (Au) (g/t)	Average Cu (%)	Contained Metal				Au Equivalent (million oz)[1]
						Au (Kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Measured	0.2	75.5	0.415	0.156	31,352	1.01	117,432	258.9	1.63
		0.3	51.6	0.492	0.172	25,380	0.82	88,486	195.1	1.29
		0.4	30.9	0.588	0.190	18,196	0.59	58,825	129.7	0.90
		0.5	17.4	0.698	0.209	12,161	0.39	36,424	80.3	0.59
	Indicated	0.2	231.8	0.380	0.133	88,178	2.84	307,683	678.3	4.48
		0.3	132.4	0.483	0.157	63,949	2.06	208,317	459.3	3.17
		0.4	73.3	0.593	0.176	43,483	1.40	128,952	284.3	2.09
		0.5	38.0	0.731	0.195	27,744	0.89	73,839	162.8	1.29

Chisperos	Indicated	0.2	140.3	0.350		49,081	1.58	-		1.58
		0.3	62.1	0.484		30,077	0.97	-		0.97
		0.4	32.2	0.616		19,844	0.64	-		0.64
		0.5	19.3	0.733		14,121	0.45	-		0.45

NW Breccia	Indicated	0.2	73.2	0.447		32,690	1.05	-		1.05
		0.3	39.7	0.618		24,541	0.79	-		0.79
		0.4	24.1	0.796		19,160	0.62	-		0.62
		0.5	15.2	1.001		15,241	0.49	-		0.49

Base Case – Measured + Indicated		0.3	285.8	0.50		143,947	4.63	296,804	654.4	6.22
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

Table 4 Titiribi Inferred Mineral Resource (0.3 g/t Cutoff As of July 31, 2013)
Area	Category	Au Cutoff	Million Tonnes	Average (Au) (g/t)	Average Cu (%)	Contained Metal				Au Equivalent (million oz)[1]
						Au (Kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Inferred	0.2	328.7	0.396	0.058	130,230	4.19	190,231	419.4	5.20
		0.3	153.0	0.573	0.064	87,712	2.82	98,104	216.3	3.34
		0.4	82.7	0.769	0.069	63,607	2.05	56,936	125.5	2.35
		0.5	50.9	0.975	0.073	46,954	1.60	37,204	82.0	1.79

Chisperos	Inferred	0.2	231.3	0.339		78,536	2.53			2.53
		0.3	100.2	0.467		46,811	1.51			1.51
		0.4	48.0	0.601		28,833	0.93			0.93
		0.5	25.3	0.744		18,849	0.61			0.61

NW Breccia	Inferred	0.2	177.7	0.406		72,129	2.32			2.32
		0.3	96.2	0.543		52,285	1.68			1.68
		0.4	51.9	0.713		36,982	1.19			1.19
		0.5	36.8	0.825		30,357	0.98			0.98

Base Case – Inferred		0.3	349.4	0.53		186,807	6.01	98,104	216.3	6.53
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

     Please see Table 4 which summarizes the Inferred Resource as per the September 9th, 2013 technical report at various cut-off grades.

     As at the date of this Circular, there are no known or identified metallurgical, environmental, permitting, legal, titles, taxation, socio-economic, marketing, political, or other relevant factors that may materially affect the mineral resource estimate.

Exploration and Development

     In 2013, Sunward completed a resource exploration and delineation drill program which began in 2010. This recent drill campaign was focused on identifying the boundaries of various mineralized zones located on the Titiribi property in addition to in-fill drilling targeted at converting Inferred to Measured and Indicated Resource. The results of this drill program were used to support the development and completion of a 2013 metallurgical test program, an updated 43-101 resource report and ongoing project evaluation.

     Sunward has recently completed an updated resource estimate and report titled “Technical Report on the Titiribi Project, Department of Antioquia, Colombia”, dated September 9th, 2013.

     Utilizing the updated Resource estimate and 2013 metallurgical test program results, Sunward has engaged in an internal engineering study focused on the three primary mineralized zones of Cerro Vetas, Chisperos and NW Breccia. This study reviewed various potential mining method options, throughput rates, infrastructure requirements and metallurgical flowsheets. The study also reviewed operating and capital cost estimates that would accompany each of these different scenarios. As the project continues to develop and additional technical and economic information is obtained, it is the intent of Sunward to continue to update and progress its internal engineering and evaluation studies to reflect the current situation.

Metallurgy

     In 2011, Sunward engaged Tetra Tech Inc. to carry out preliminary metallurgical investigations on mineralized samples from the Titiribi project. Tetra Tech Inc. contracted Resource Development Inc. of Golden, Colorado for the Phase 2 program and 4 samples of 75 kg were investigated. The principal results were:

  For all 4 samples tested a significant proportion of the gold could be upgraded by gravity.
  The samples were all non-refractory and cyanidation of the head samples, or the gravity or flotation concentrates, successfully recovered gold.
  Flotation of the Cerro Vetas sample produced a saleable copper concentrate with high gold and copper recoveries.

     In 2012, TJ Metallurgical Services was asked by Sunward to draw up a suitable testwork program that would identify an optimized process route and determine the key metallurgical design parameters. The Cornwall, UK laboratory of Wardell Armstrong International (“WAI”) was selected and 3 samples weighing 270-300kg from Cerro Vetas, NW Breccia and Chisperos were delivered to the Cornwall laboratory. The work carried out covered:

a)	Extensive head sample investigations. X-Ray Diffraction (“XRD”), Inductively Coupled Plasma- Mass Spectrometry (“ICP-MS”), Abrasion Indices (“AI”) and Bond Work Index (“BWI”) determinations.
b)

Knelson Gravity Testwork. Three 50 kg samples were despatched to FLSmidth-Knelson (“FLS”) for Gravity Recoverable Gold (“GRG”) testwork and a determination of the gold that could be recovered to a final product.

c)

Gold deportment investigations on gravity and flotation concentrates. This included Diagnostic Leach testwork, Qemscan and Scanning Electron Microscopy (“SEM”) investigations to determine the gold association and so plan the subsequent metallurgical testwork.

d)	Flotation Testwork. Reagent and flotation optimisation for all 3 samples tested. Cleaner testwork with optimised flotation reagent regime.
e)	Locked cycle flotation tests (“LCT”). Nine tests were carried out in total with 6 being carried out on Cerro Vetas to maximise the gold and copper recovery to a copper flotation concentrate.
f)	Cyanidation Testwork. Pyrite flotation concentres were produced from all three samples and the gold recovered by cyanidation.
g)	Detailed Cyanidation Testwork. A large bulk pyrite concentrate was produced from NW Breccia and a six-test cyanidation testwork program carried out.
h)

Environmental Testwork. Toxicity Characteristic Leaching Procedure (“TCLP”) leach tests, Acid-Base Accounting (“ABA”) investigations and Net Acid Production/Net Acid Generation (“NAP/NAG”) tests were carried out on the flotation tailings. An Inco-type cyanide detox test was also carried on the NW Breccia cyanide leach tailings.

     The results of this metallurgical work was reported by WAI in the report: Stage III Metallurgical Testing on Samples of Gold and Copper Mineralisation ZT64-0386, June 2013. The principal results obtained were:

a)

Gold Deportment. For all the samples around 10-12% was recoverable to a gravity concentrate. The gold was not liberated and was generally locked with sulphides but was amenable to cyanidation. For Cerro Vetas, 57% was recoverable to a copper concentrate and 13% to a pyrite concentrate. For NW Breccia and Chisperos, the majority was associated with pyrite and was also amenable to cyanidation.

b)

Knelson GRG tests. Samples of Cerro Vetas and NW Breccia were sent for testwork at FLS and FLS reported that for Cerro Vetas and NW Breccia there was a significant GRG element in both samples of 39.8% and 64.8% respectively. More importantly, they stated that the introduction of a Knelson circuit and a cyanidation circuit would lead to an additional Au recovery of 1.2¬ 1.8% and 4.0-5.6% for Cerro Vetas and NW Breccia respectively. Chisperos was not tested.

c)

Locked Cycle flotation testwork. These tests replicate plant practise by recirculating intermediate streams and give the best indication of the grades and recoveries that can be achieved in an operating flotation plant. Using the optimised collector MX-5125 with other collectors in combination the following results were obtained for Cerro Vetas:

Cerro Vetas Locked Cycle Flotation Tests

Test No.	Cu Conc Grades		Cu Conc Rec (%)			Pyrite Conc
	Cu	Au	Wt%	Cu	Au	Wt%	Au gpt	Au Rec
LCT1	15.7	30.3	1.25	86.9	69.5	0.35	5.2	3.5
LCT2	24.4	50.0	0.76	86.7	76.5	0.70	3.0	4.2
LCT3	18.8	34.4	1.24	90.3	76.7	0.80	5.1	7.3
LCT4	21.7	41.8	1.02	90.1	78.4	0.63	5.5	6.4
LCT1 (blend)	19.5	39.1	0.95	88.6	69.1	0.96	3.8	6.9
LCT2 (blend)	16.7	30.3	1.17	90.2	65.2	1.03	3.9	7.4

     LCT3 reported the best results and LCT4 was a repeat with the same conditions. Very similar results were reported. The locked cycle tests indicate that a saleable copper concentrate can be produced with a copper recovery of 90% and a gold recovery of 77%. The flotation of a pyrite concentrate recovers a further 6% gold.

     The two locked cycle blend tests were on a feed composite of Cerro Vetas and NW Breccia in a blend of 9:1.

     Two locked cycle tests were carried out on a sample of NW Breccia and one Locked Cycle test on Chisperos.

NW Breccia: and Chisperos Locked Cycle Flotation Tests

Test No.	Pyrite Conc: Grades		Pyrite Conc: Recoveries
	%S	Au gpt	Wt%	%S	%Au
NW Breccia:
LC1	44.5	12.4	3.7	59.9	85.3
LC2	39.8	6.1	6.4	93.2	90.1
Bulk Float	39.1	11.2	6.4	94.5	95.7
Chisperos:
LCT1	50.3	12.3	5.0	92.6	92.9

     The NW Breccia bulk float test was a test on a 20 kg feed sample to generate a 1.25 kg pyrite flotation concentrate for a cyanidation testwork program. The results indicate that over 90% of the gold can be recovered to a pyrite flotation concentrate for both NW Breccia and Chisperos.

a)

Pyrite Concentrate Cyanidation testwork. The six-test optimization program showed that it was not necessary to regrind the pyrite flotation concentrate to achieve high gold recoveries and an average gold recovery of 91.7% with a cyanide consumption of 5.2 kg/t was achieved.

b)	Environmental testwork. The environmental characterisation tests did not report any issues with regard to acid generation.

     The WAI testwork has identified the following process flow route to treat a Cerro Vetas Run of Mine (“ROM”) or a blend of Cerro Vetas ROM with a minor proportion of NW Breccia ROM:

1.	Comminution circuit to produce a flotation feed with an 80% passing (“P80”) of 90 microns.
2.	Knelson circuit within the comminution circuit to recover a gravity concentrate.
3.	Copper flotation circuit to produce a copper concentrate as filtercake.
4.	Pyrite flotation circuit.
5.	Small cyanidation circuit to treat the Knelson gravity concentrate and the pyrite flotation concentrate and produce gold/silver dore.

     From a series of locked cycle flotation and detailed cyanidation tests the WAI testwork program has identified the likely copper and gold recoveries that could be achieved from a standard two-circuit flotation plant with a small cyanidation circuit. It is the opinion of WAI and the consultants involved that sufficient metallurgical data has been produced in the Stage III metallurgical testwork program for an engineering design company to carry out a preliminary economic assessment process design and costing.

MANAGEMENT’S DISCUSSION AND ANALYSIS

     See Appendix N to this Circular for Sunward management’s discussion and analysis for the year ended March 31, 2014. See Appendix O to this Circular for Sunward management’s discussion and analysis for the nine months ended December 31, 2014. The attached management’s discussion and analysis should be read in conjunction with Sunward’s condensed consolidated interim financial statements for the nine months ended December 31, 2014 and the audited annual consolidated financial statements for the 2014 and 2013 fiscal years, together with the notes thereto, which are attached as Appendix M and Appendix L to this Circular, respectively.

Trend Information

     The comparability of Sunward’s net loss on a quarter-by-quarter basis is primarily related to the level of exploration activities and the impairment of Sunward’s Titiribi project. Exploration expenses can vary significantly based on planned exploration activities that have historically been focused on drilling and related ancillary activities as well as the work on various technical studies such as 43-101 compliant resource estimates and metallurgical work. The exploration expenses decreased significantly as Sunward implemented cost reduction strategies after the completion of drilling activities in the fourth quarter of fiscal 2013, which included a substantial reduction of personnel in Colombia and Vancouver coupled with other various cost reduction initiatives. There has been no drilling since the fourth quarter of fiscal 2013.

     General and administrative expenses decreased significantly in the second quarter of the 2014 fiscal year and continued this trend during the 2015 fiscal year due to the cost reduction strategies implemented by Sunward.

     The fluctuation in share-based compensation is largely due to the number of stock options issued, the forfeiture of options in the period, as well as the fluctuation in the underlying value of Sunward’s common shares on which the fair value of the options is based. Share-based compensation costs are a non-cash expense and represent amortization of the estimated fair value of stock options granted, determined using the Black-Scholes option pricing model.

     There is a quarterly fluctuation in other expenses (income) primarily due to the fluctuation in exchange rate for the COP and United States dollar.

     Impairment on exploration and evaluation properties of $23,002,434 was recognized during the three months ended December 31, 2014. No such impairment loss was recognized in other quarters.

Contractual Obligations

     Other than as disclosed below, Sunward did not have any known contractual obligations as at March 31, 2014:

		Payment due by period
		Less than 1			More than
Contractual Obligations	Total	year	1 to 3 years	3 to 5 years	5 years
Operating lease obligations	$247,000	$156,000	$91,000	$-	$-
Consulting and contract services	362,000	362,000	-	-	-
	$609,000	$518,000	$91,000	$-	$-

Off-Balance Sheet Arrangements

     Sunward does not have any off-balance sheet arrangements.

Changes and Disagreements with Accountants

     Sunward has had no change of accountants nor disagreements with accountants on any manner of accounting principles or practices or financial statement disclosure during its two most recent fiscal years.

Quantitative and Qualitative Disclosure About Market Risk

     See Note 11 to Sunward’s audited consolidated financial statements for the years ended March 31, 2014 and March 31, 2013 included as Exhibit L to this Circular for Sunward’s disclosure regarding market risk.

SELECTED CONSOLIDATED FINANCIAL INFORMATION

     The following tables summarize selected financial data of Sunward as at and for the nine months ended December 31, 2014 and 2013 and for the fiscal years ended March 31, 2014, 2013, 2012, 2011 and 2010, prepared in accordance with IFRS. The financial information in the tables below as at March 31, 2014 and 2013 and for the years then ended has been derived from Sunward’s audited consolidated financial statements and related notes included as Appendix L to this Circular. The financial information in the tables below as at March 31, 2012, 2011 and 2010 and for the years then ended has been derived from Sunward’s audited consolidated financial statements and related notes for those years. The financial information as at and for the nine month s ended December 31, 2014 and 2013 has been derived from Sunward’s condensed consolidated financial statements and related notes included as Appendix M to this Circular.

     The summary financial data below should be read in conjunction with the financial statements included in this Circular and with Sunward management’s discussion and analysis for the year ended March 31, 2014 and Sunward management’s discussion and analysis for the nine month period ended December 31, 2014, which are attached as Appendix N and Appendix O to this Circular, respectively. Sunward’s historical results do not necessarily indicate results expected for any future period.

Consolidated statements of	Nine months ended
operations and comprehensive	December 31,		Year ended March 31,
loss data	2014	2013	2014	2013	2012	2011		2010
Interest income	$74,891	$97,368	$124,074	$169,598	$158,610	$136,794	C$	1,614
Net loss	$(26,030,818)	$(5,388,706)	$(7,264,528)	$(21,977,603)	$(23,796,485)	$(9,191,539)	C$	(601,066)
Comprehensive loss	$(26,063,350)	$(6,007,648)	$(7,513,461)	$(22,049,029)	$(23,823,293)	$(8,195,040)	C$	(601,066)
Basic and diluted loss per common share	$(0.18)	$(0.04)	$(0.05)	$(0.15)	$(0.18)	$(0.12)	C$	(0.19)
Basic and diluted weighted average number of common shares outstanding	142,327,338	142,250,429	142,250,429	143,173,720	135,916,585	79,374,186		3,233,489

	As at
Consolidated statements of	December 31,	As at March 31,
financial position data	2014	2014	2013	2012	2011		2010
Total assets	$21,773,949	$47,520,088	$54,723,953	$76,323,333	$94,043,347	C$	6,980,254
Capital stock - common	$83,967,981	$83,967,981	$84,686,982	$83,980,374	$77,111,523	C$	6,103,530
Treasury shares	$-	$-	$(757,222)	$(757,222)	$-	C$	-
Number of common shares outstanding	142,327,338	142,327,338	143,402,338	142,895,238	131,085,881		49,885,715
Number of treasury shares	-	-	1,300,000	1,300,000	-		-
Dividends declared per share	$-	$-	$-	$-	$-	C$	-

SELECTED SECURITY INFORMATION

Outstanding Security Data

     The authorized share capital of Sunward consists of an unlimited number of common shares (the “Sunward Shares”) without par value and an unlimited number of preferred shares (the “Sunward Preferred Shares”) without par value. As at the date of this Circular, there were:

1.	142,327,338 Sunward Shares issued and outstanding;

2.	No Sunward Preferred Shares issued and outstanding;

3.	1,270,038 Sunward Shares reserved for issuance pursuant to outstanding DSUs; and

4.	8,560,000 Sunward Shares reserved for issuance pursuant to outstanding stock options.

Dividends or Distributions

     As at the date of this Circular, Sunward has paid no dividends on the common shares of Sunward. Management anticipates that Sunward will retain all future earnings and other cash resources for the future operation and development of its business. Sunward does not intend to declare or pay any cash dividends in the foreseeable future. Payment of any future dividends will be at the discretion of Sunward’s board of directors after taking into account many factors including Sunward’s operating results, financial condition and current and anticipated cash needs.

Trading Price and Volume of Sunward Shares

     The Sunward Shares are listed for trading on the TSX under the trading symbol “SWD”. The following table sets forth, for the calendar periods indicated, the intraday high and low sale prices and composite volume of trading of the Sunward Shares as reported on the TSX.

	TSX
	Price Range(C$)
	High	Low	Volume
Year ended March 31, 2011	$2.15	$0.58	38,939,200
Year ended March 31, 2012	$2.41	$1.19	51,201,100
Year ended March 31, 2013	$2.04	$0.52	14,990,000
Year ended March 31, 2014	$0.74	$0.13	8,004,800
Year ended March 31, 2015	$0.24	$0.10	9,987,100
Three months ended June 30, 2013	$0.59	$0.22	2,302,600
Three months ended September 30, 2013	$0.74	$0.21	1,476,200
Three months ended December 31, 2013	$0.30	$0.13	1,953,100
Three months ended March 31, 2014	$0.33	$0.16	2,272,900
Three months ended June 30, 2014	$0.23	$0.15	1,315,200
Three months ended September 30, 2014	$0.24	$0.14	2,575,600
Three months ended December 31, 2014	$0.16	$0.10	2,666,300
Three months ended March 31, 2015	$0.14	$0.10	3,430,000
May 2014	$0.20	$0.15	570,000
June 2014	$0.23	$0.16	536,800
July 2014	$0.24	$0.17	1,304,800
August 2014	$0.21	$0.17	354,700
September 2014	$0.19	$0.14	916,100
October 2014	$0.16	$0.11	938,800

	TSX
	Price Range(C$)
	High	Low	Volume
November 2014	$0.15	$0.10	244,100
December 2014	$0.13	$0.11	1,483,400
January 2015	$0.14	$0.11	617,100
February 2015	$0.13	$0.11	1,879,900
March 2015	$0.12	$0.10	933,000
April 2015	$0.18	$0.10	3,032,611
May 1 – May 12, 2015	$0.17	$0.16	1,092,600

     The closing price of the Sunward Shares on the TSX on April 22, 2015, being the day prior to the public announcement of the Arrangement, was C$0.10 and on May 12, 2015 was C$0.17.

CONSOLIDATED CAPITALIZATION

     There have been no material changes in the capital structure of Sunward since December 31, 2014, except as outlined under “Prior Sales”.

     The following table sets forth our cash and cash equivalents, and our consolidated capitalization as of December 31, 2014 and should be read in conjunction with information contained in Management’s Discussion and Analysis and our financial statements and the accompanying notes, which is included in Appendix M in this Circular.

Designation	Authorized	Outstanding as at December 31, 2014
Cash and cash equivalents	N/A	$20,945,394
Common Shares	Unlimited	142,327,338 ($15,656,007)

PRIOR SALES

     The following table summarizes the issuances of Sunward Options granted by Sunward within the 12 months prior to the date of this Circular. No Sunward Shares have been issued since April 1, 2014.

Price per Sunward
	Share or Exercise Price	Number and Type of
Date of sale	per Sunward Option	Securities	Reasons for issuance
June 3, 2014	C$0.16	4,490,000 Sunward Options	Stock Option grant

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides the names, province or state and country of residence, positions and offices, and principal occupations of each of the directors and executive officers of Sunward as at the date of the Circular.

Name, Province/State and Country of Residence	Position/Offices Held	Principal Occupation During Preceding Five Years
Philip O’Neill	Director (since March 5, 2010) and	President of MP1 Capital Ltd.; Director of Asia Pacific Mining

Name, Province/State and Country of Residence	Position/Offices Held	Principal Occupation During Preceding Five Years
Alberta, Canada	CEO (since February 5, 2013)	Limited; Director of West African Iron Ore Corp.; and Managing Director of Condoto Platinum NL
Jay Sujir British Columbia, Canada	Director (since September 8, 2008) and Chairman of the Board (since April 18, 2011)	Partner with the law firm Anfield Sujir Kennedy & Durno LLP
William Hayden New South Wales, Australia	Director (since September 8, 2010)	Director of Ivanhoe Mines Ltd., Director of China Polymetallic Mining Ltd., Director of Globe Metals & Mining Ltd., Chairman of Condoto Platinum NL.
Igor Levental Colorado, USA	Director (since December 17, 2010)	President of the Electrum Group of Companies LLC; Director of NovaGold Resources Inc., NovaCopper Resources Ltd. and Gabriel Resources Ltd.
Gillyeard Leathley British Columbia, Canada	Director (since January 14, 2011) and COO (since February 6, 2013)	Senior Vice President and Chief Operating Officer and Director of NovaGold Resources Inc.; Mining Consultant
Terry Palmer Colorado, USA	Director (since February 24, 2011)	Chairman of the Audit Committees of Allied Nevada Gold Corp. and Golden Minerals Company; Principal with Marrs, Sevier & Company LLC
Peter Cheesbrough Colorado, USA	Director (since July 21, 2011)	President of Exploration Division, The Electrum Group LLC; Chief Financial Officer ZeaChem Inc.; Principal of PHC Financial LLC; Interim President & CEO, Director and CFO of CIBER Inc.
Ricardo Duarte Duarte Bogota, Colombia	Director (since August 8, 2011)	Partner with the law firm Duarte
Garcia Abogados in Bogota;
Colombia’s Chief Trade Negotiator
for the Uribe Government;
Colombia’s Deputy Minister for
Entrepreneurial Development at the
Ministry of Trade, Industry &
Tourism.
Gregory Lang Utah, USA	Director (since September 13, 2012)	President & CEO of NovaGold Resources Inc.; President of Barrick Gold North America
Paul Robertson	Chief Financial Officer (since	Managing partner of Quantum

Name, Province/State and Country of Residence	Position/Offices Held	Principal Occupation During Preceding Five Years
British Columbia, Canada	October 1 , 2013) and Corporate Secretary (since September 1, 2014)	Advisory Partners LLP

     The following are the committees of the board of directors as at the date of this Circular.

Committee	Chairman	Members
Audit	Terry Palmer	Peter Cheesbrough Gregory Lang
Compensation	Peter Cheesbrough	Terry Palmer William Hayden
Corporate Governance	Jay Sujir	Igor Levental Philip O’Neill
Sustainability & Technical	Ricardo Duarte Duarte	William Hayden Gillyeard Leathley Gregory Lang

     As at the date of the Circular, the directors and officers of Sunward, as a group, own, directly or indirectly, 9,605,000 common shares of Sunward, representing approximately 6.7% of the total issued and outstanding Common Shares of Sunward. This figure includes 9,280,000 shares registered to Gold First Investments Limited, of which Mr. Philip O’Neill is considered to be the beneficial owner.

Corporate Cease Trade Orders or Bankruptcies

     During the ten years preceding the date of this Circular, no director or executive officer of Sunward has, to the knowledge of Sunward, been a director, chief executive officer or chief financial officer of any company that:

(a)

Was subject to a cease trade order or similar order or an order that denied the relevant company success to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days, and that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

Was subject to a cease trade order or similar order or an order that denied the relevant company success to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days, and that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

     Other than as described below, during the 10 year period preceding the date of this Circular, no director or executive officer of Sunward or a security holder who holds a sufficient number of securities of Sunward to affect materially the control of Sunward:

(a)

Is a director or executive officer of any company (including Sunward) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

Has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, officer or shareholder.

     Mr. Jay Sujir, a director of Sunward, is a director of Rio Silver Inc. (formerly Escape Group Inc.) and was a director of American Bullion Minerals Limited, both of which companies were subject to cease-trade orders in Alberta and British Columbia for extended periods of time for failure to file financial statements. Mr. Sujir had no association with these companies whatsoever at the time the financial statements became overdue or when the cease trade orders were made, and he became a director solely to assist in the resurrection of such companies.

     Mr. Jay Sujir was an independent director of Norwood Resources Ltd. from May 2008 until January 2011. In the last quarter of 2010, the board of directors of Norwood had negotiated terms of an equity financing with a financing group led by a former director but determined that the delays through the last quarter of 2010 in closing that financing had made the company insolvent and believed that the company was non-financeable, and determined that the interests of all stakeholders would best be protected by an assignment into bankruptcy. Norwood declared bankruptcy on January 19, 2011. Mr. Sujir resigned as a director on January 19, 2011.
     Mr. Terry Palmer, a director of Sunward, is a director of Golden Minerals Company, (a successor to Apex Silver Mines Ltd.). Mr. Palmer was a Director of Apex Silver Mines Ltd., which filed for reorganization relief under Chapter 11 of the US Bankruptcy Code on January 12, 2009. On March 24, 2009, Apex Silver emerged from Chapter 11 protection as a Delaware Company named Golden Minerals Company, the successor to Apex Silver for purposes of reporting under the US federal securities laws.

Conflict of Interest

     The directors and officers of Sunward are directors, officers and/or shareholders of other private and publicly listed Companies, including companies that engage in mineral exploration and development. Conflicts may arise between their duties to Sunward and their duties to such other companies. All such conflicts will be dealt with pursuant to the provisions of the applicable corporate legislation. In the event that such a conflict of interest arises at a meeting of the directors, a director affected by the conflict must disclose the nature and extent of his interest and abstain from voting for or against matters concerning the matter in respect of which the conflict arises. Directors and executive officers are required to disclose any conflicts or potential conflicts to the board of directors as soon as they become aware of them.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objective

     The objective of Sunward's compensation program is to ensure that Sunward has an executive management compensation plan that is both competitive and motivational so that it will help attract, retain and inspire Sunward's executive management to perform at a level that will enhance the sustainable growth and success of Sunward.

     The guiding principles of Sunward's executive compensation philosophy, in approximately an equal level of importance, are as follows:

  to ensure a strong link between compensation levels and performance in relation to Sunward's key short-and long- term performance metrics;

  to facilitate the attraction, motivation, and retention of high quality executive talent;

  to provide fair, transparent, and defensible compensation;

  to encourage and reward high performance; and

  to align Sunward's executives' interests with those of its shareholders.

Elements of Compensation

     The compensation of Sunward's senior executives is comprised of three principal components: (i) base salary, (ii) annual performance bonuses (in cash or fully paid common shares, or a combination thereof); and (iii) long term equity incentives. Sunward does not maintain a pension plan or other long term compensation plan for its senior executives.

     The following summarizes the primary purpose of each rewards element and its emphasis within the total rewards package:

  Base salary — Base salary is paid in cash and is the fixed amount of compensation for performing day-to-day responsibilities.

  Annual Performance Bonus — Annual bonus awards (paid in cash or common shares, or a combination thereof) are earned for achieving short-term goals and other strategic objectives measured over the current year. Bonuses are structured to provide competitively based incentives to our senior executives to drive corporate, business unit, and individual performance.

  Long-Term Incentive Awards — Long-term incentive awards in the form of incentive stock options are granted to retain executives, build executive ownership, and align compensation with achievement of Sunward's long-term goals, creating shareholder value and achieving strategic objectives as measured over multi-year periods.

     In exceptional circumstances, special recognition awards to senior executives, employees and other individuals, may also be made where certain special corporate achievements occur as a result of the significant efforts, particularly where such achievements provide for significant increases in shareholder value.

     The nature of the business and the competitive environment in which Sunward operates requires some level of risk-taking, as risk-taking is intrinsic to all businesses to achieve growth and strategic objectives that are in the best interest of shareholders. Sunward’s Compensation Committee (the “Compensation Committee”) is responsible for considering, establishing and reviewing executive compensation programs, and whether the programs encourage unnecessary or excessive risk taking. Sunward believes the programs are balanced and do not motivate unnecessary or excessive risk taking.

     Base salaries are fixed in amount and thus do not encourage risk-taking. While annual incentive awards focus on the achievement of short-term or annual goals and short-term goals may encourage the taking of short term risks at the expense of longer-term results, Sunward’s annual incentive award program represents a relatively small percentage of employee’s compensation opportunities. Annual incentive awards are based on various personal and company-wide achievements.

     Annual incentive awards are capped at Sunward level and the distribution of funds to the executive officers is at the discretion of the Compensation Committee.

     Stock option awards are important to further align employees’ interests with those of Sunward’s shareholders. The ultimate value of the awards is tied to Sunward’s stock price and subject to long-term vesting schedules; they help ensure that executive officers have significant value tied in long-term stock price performance.

     Sunward does not currently have a policy that restricts its executive officers and directors of Sunward from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer of director. However, to the knowledge of Sunward as of the date hereof, no executive officer or director of Sunward has participated in the purchase of such financial instruments.

Compensation Governance

     The Compensation Committee currently consists of Messrs. Cheesbrough (Chair), Palmer and Hayden. Messrs. Cheesbrough, Palmer and Hayden are all independent. As such, the Compensation Committee is composed entirely of independent directors. The members of the Compensation Committee have diverse professional backgrounds, with prior experience in executive compensation. None of the members of the committee serve as the Chief Executive Officer of another public company.

     The duties and responsibilities of the Compensation Committee include the development of a compensation philosophy and policy; evaluating the performance of Sunward's senior executive officers, reviewing the adequacy and form of compensation of executive management and the Directors, monitoring equity incentive arrangements and administering the Option Plan, to determine the recipients of, and the nature and size of share compensation awards granted from time to time. The Compensation Committee also periodically reviews the terms of reference for Sunward's Chief Executive Officer, recommends any changes to the Board for approval, reviews corporate goals and objectives with respect to the Chief Executive Officer's compensation and leads the Chief Executive Officer review process.

     The Compensation Committee may seek compensation advice from compensation consultants to provide support to the Compensation Committee in determining compensation for Sunward's officers. A compensation consultant or advisor was not retained at any time in the year ended March 31, 2014.

How Compensation is Determined

General

     The Compensation Committee maintains a degree of flexibility and subjectivity in making compensation recommendations, rather than applying structural objective compensation processes that may be more appropriate for a production stage resource company. In particular, at the current stage of Sunward's growth, the Compensation Committee maintains flexibility to allocate a higher percentage of overall targeted compensation in the form of Options rather than cash compensation.

     The Compensation Committee considers market information to determine appropriate salary ranges, target bonus award opportunities, and the target long-term equity incentive award values for each of its top senior executives' positions.

     In setting overall compensation levels, the Compensation Committee also takes into account both an executive's past performance and future expectations for performance, cumulative compensation being granted to executive officers of Sunward as well as internal comparisons amongst Sunward's executives. Executive compensation (including the salary ranges, target bonuses, and long-term incentive grants) are then reviewed on an annual basis and adjusted in accordance with changes in the market and market conditions, while also taking into account Sunward's stage of development, to ensure that its compensation remains competitive and aligns with Sunward's compensation philosophy and market conditions.

Base Salary

     Under Sunward's compensation plan, salaries are reviewed on an annual basis in conjunction with the annual performance review, and salary adjustments for the following year are considered based on a variety of factors, including the individual's performance and contributions, improvements in job proficiency, retention risks and concerns, succession requirements, and compensation changes in the market.

Annual Performance Bonus

     Among the factors considered in awarding bonuses are the individual's performance and contributions, improvements in job proficiency and compensation changes in the market, corporate performance, and business unit performance (for certain executives with business unit responsibilities).

     Bonuses are structured to provide competitively based incentives to Sunward's executives to drive corporate, business unit, and individual performance. Corporate performance is assessed relative to overall corporate objectives such as achievement of milestones in connection with Sunward's Titiribi project, expansion, through discovery or acquisition, or both, of additional mineral resources and reserves and performance and value of Sunward. Business unit performance is assessed on objectives that relate to the primary functions of the business unit and the key activities that support the broader corporate goals. Individual performance is assessed based on how well the individual has carried out his responsibilities and contributed to the operations and success of his business unit and to the achievement of Sunward's goals for that year.

Long Term Incentive Awards

     Stock option awards under Sunward's stock option plan are based on relevant market data and target pay positioning at the appropriate market level for total direct compensation (base salary, bonus and options). The dollar value of the stock options is determined at the time of the award, using a valuation methodology. Sunward uses the five (5) day value-weighted average as the methodology to calculate the grant date fair value, and relies on key assumptions and estimates for each calculation. Option pricing models require the input of subjective assumptions including the expected price volatility. Changes in assumptions can materially affect the fair value estimate, and therefore existing models do not necessarily provide a reliable measure of fair value of Sunward's stock option awards. The expected volatility assumption is based on the historical and implied volatility of comparative companies to Sunward. The risk-free interest rate assumption is based on yield curves on Canadian government zero-coupon bonds.

Compensations Determinations for 2014

     For compensation recommendations for 2014, the Compensation Committee set the midpoint for salaries, target bonus award levels, and target annual long-term incentive award values for its executive officer positions (other than the Chief Executive Officer) at roughly the median percentile for the executives in equivalent positions in Sunward's peer comparator group, while retaining the ability to deliver compensation at a higher percentile of the market when performance warrants, through annual and long-term incentive programs.

Share Based and Option Based Awards

Stock Option Plan

     An equity incentive component in the form of stock options is a key part of the executive's overall compensation package, reflecting Sunward's belief that stock options offer an effective mechanism for incentivizing management and aligning the interests of our executive officers with those of our shareholders. Since Sunward does not grant incentive stock options at a discount to the prevailing market price of Sunward's common shares, the incentive stock options granted to executive officers accrete value only if, and to the extent that, the market price of Sunward's common shares increases, thereby linking equity-based executive compensation to shareholder returns.

     As previously stated, the Compensation Committee administers Sunward's 2013 Plan and determines the recipients of, and the nature and size of stock option awards granted from time to time. The Compensation Committee also makes recommendations to the Board as to any amendments to the 2013 Plan. When granting stock options, in addition to the performance and other criteria described above, the Compensation Committee considers the current total potential dilution under the 2013 Plan (i.e., the number of stock options issued and unexercised, full-value share grants outstanding, and the number of shares reserved for the future issuance of equity, expressed as a percentage of common shares outstanding) of Sunward. The Compensation Committee also considers previous grants when considering new grants.

     New stock option grants normally have terms of five (5) years and are made to executive officers on an annual basis. Vesting of the stock options will generally occur in three equal annual instalments; subject to the terms of the 2013 Plan.

     During the year ended March 31, 2014, Sunward granted a total of 2,475,000 options under its 2013 Plan, representing 1.74% of 142,327,338 common shares issued and outstanding, as of March 31, 2014. In contrast, during the year ended March 31, 2013, Sunward granted a total of 5,385,000 options representing 3.76% of the common shares issued and 3.79% of the common shares outstanding as of March 31, 2013.

Deferred Share Unit Plan

     Sunward's Deferred Share Unit Plan (“DSUP”) was implemented to further align the interests of Directors and Senior Officers (“Participants”) with Shareholders' interests so as to increase the value of the shares going forward. Directors may elect each year to receive all or part of their annual retainer in deferred share units (“DSUs”) having a market value equal to the portion of the retainer to be received in that form, subject to such limits as the Board may impose. In the absence of an election, a Director will receive his retainer as to 50% in cash and 50% in DSUs. The Board may also grant, from time to time, DSUs to a Participant in respect of future services to be rendered by the Participant. The number of DSUs to be issued will be determined by dividing the amount of the retainer or base salary determined as the basis for the award by the volume-weighted average trading price of the common shares of Sunward (as reported by the TSX) for the five (5) trading days immediately preceding the date the DSUs are awarded. Subject to vesting, each DSU may be redeemed for one common share of Sunward upon the participant ceasing to hold any position with Sunward (whether by termination, retirement or death). The maximum number of common shares of Sunward that may be issued under the plan is 2,000,000 common shares, representing approximately 1.4% of the outstanding common shares as of August 12, 2014.

     DSUs awarded to Directors vest immediately, unless otherwise determined by the Board. DSUs awarded to Senior Officers shall not vest before the expiry of 3 years from the award date, subject to the Board's right to waive such vesting in their discretion. Early vesting is provided in the event of termination without cause, resignation at the request of Sunward, death, or termination within 12 months of the occurrence of a change of control of Sunward. “Change of control” is defined the same as in the amendments to the 2013 Plan proposed for this meeting.

     If the Board terminates the DSUP, no new DSUs (other than DSUs that have been granted but vest subsequently pursuant to the DSUP), will be credited to the account of a Participant, but previously credited (and subsequently vesting) DSUs shall be redeemed in accordance with the terms and conditions of the DSUP existing at the time of termination. The DSUP will finally cease to operate for all purposes when the last remaining Participant receives the redemption price for all DSUs recorded in the Participant's account. Termination of the DSUP shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to DSUs granted under the DSUP prior to the date of such termination.

     The maximum number of common shares that may be (i) issued to insiders of Sunward (including Directors and officers of Sunward) pursuant to the DSUP within any one year period, and (ii) issuable to insiders pursuant to the DSUP at any time, when combined with all of the common shares issuable to insiders pursuant to any other security-based compensation arrangement of Sunward, shall not exceed 10% of the total number of outstanding common shares of Sunward.

     During the year ended March 31, 2014, Sunward issued 278,766 DSUs (March 31, 2013 – Nil) to its officers and directors with a weighted-average grant date fair-value of $0.21 per unit, representing 0.2% of 142,327,338 common shares issued and outstanding, as of March 31, 2014.

Performance Graph

     The following graph shows the percentage change in the cumulative shareholder return on Sunward's common shares compared to the cumulative total return of the S&P/TSX Composite Index for the period since Sunward became a reporting issuer in June 2008. The common shares of Sunward were posted for trading on the TSX Venture Exchange on July 2, 2008. Sunward graduated its classification from the TSX Venture Exchange to the Toronto Stock Exchange on April 2, 2012.

     As discussed previously, compensation for Sunward's executive officers is comprised of different elements. These include elements relating to factors that do not directly correlate to the market price of Sunward's common shares, such as base salary, as well as elements that more closely correlate to Sunward's performance and changes in the market price of its common shares, such as annual incentive awards and awards of stock options. The base salary of an executive officer is based on experience, responsibilities, position, performance, and market comparisons. In this regard, there is no correlation between the trend in share performance since Sunward became a reporting issuer in June 2008, and the trend in compensation for the Executive Officers over the same period.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation of Philip O'Neill, Chief Executive Officer, Gillyeard J. Leathley, Chief Operating Officer, Paul Robertson, Chief Financial Officer and Michael Malana, former Chief Financial Officer, (the “Named Executive Officers” or “NEOs”) for the fiscal years ended March 31, 2012, 2013 and 2014. Sunward had no other executive officers whose total compensation amounted to $150,000 or more during its most recently completed financial year.

Name and principal position	Year	Salary	Share-based awards(1) ($)	Option-based awards(2) ($)	Non-equity incentive plan compensation ($)		Pension value ($)	All other compensation(4) ($)	Total Compensation ($)
					Annual incentive plans	Long- term incentive plans
Philip	2014	US$275,687	Nil	Nil	N/A	N/A	N/A	Nil	US$275,687
O’Neill	2013	US$43,875	N/A	US$436,284(5)	N/A	N/A	N/A	US$115,241(6)	US$594,400
CEO(3)(4)	2012	Nil	N/A	US$363,313	N/A	N/A	N/A	US$140,153(7)	US$503,466
Gillyeard	2014	US$237,984	US$22,863(9)	Nil	US$127,023(9)	N/A	N/A	Nil	US$387,690
Leathley(8)	2013	US$41,195	N/A	US$436,824(10)	N/A	N/A	N/A	US$77,434(11)	US$554,913
COO	2012	Nil	N/A	Nil	N/A	N/A	N/A	Nil	Nil
Paul	2014	US$73,708(13)	Nil	US$14,669(14)	N/A	N/A	N/A	Nil	US$89,146
Robertson	2013	Nil	N/A	Nil	N/A	N/A	N/A	Nil	Nil
CFO(12)	2012	Nil	N/A	N/A	N/A	N/A	N/A	Nil	Nil
Michael	2014	US$90,486	Nil	Nil	N/A	N/A	N/A	US$24,231(16)	US$114,717
Malana	2013	US$152,287	N/A	US$94,351	N/A	N/A	N/A	Nil	US$246,638
CFO(12)(15)	2012	US$12,589(17)	N/A	US$175,487	N/A	N/A	N/A	Nil	US$188,076
Colin
Andrew	2014	Nil	N/A	Nil	N/A	N/A	N/A	Nil	Nil
Former	2013	US$250,000	N/A	US$377,403	US$200,000	N/A	N/A	US$300,000(18)	US$1,127,403
CFO(3)(4)	2012	US$175,000	N/A	US$619,514	N/A	N/A	N/A	US$25,500(19)	US$820,014
Jennie	2014	Nil	N/A	Nil	N/A	N/A	N/A	Nil	Nil
Choboter	2013	Nil	N/A	Nil	N/A	N/A	N/A	Nil	Nil
Former	2012	US$74,498	N/A	US$155,706	N/A	N/A	N/A	US$83,597(20)	US$313,801
CFO

Notes:
(1)	The amounts in respect of share-based awards are based upon the fair value of the grants as of the date of each grant.
(2)

Sunward uses the Black-Scholes Model for determining fair value of stock options issued at the grant date which is consistent with Sunward’s financial statements. Sunward selected the Black-Scholes model given its prevalence of use. The key assumptions used under the Black- Scholes model for the option valuations are: expected life 5.00 (2013: 4.13 years); expected volatility of Sunward’s common share price: 90.51% (2013: 89.36%); expected dividend yield: 0% (2013: 0%); and risk free interest rate: 1.72% (2013: 1.18%).

(3)	Mr. O'Neill resigned as CEO of Sunward on May 15, 2011 but remained a Director. On the same date, Mr. Andrew was appointed CEO.
(4)	Mr. O'Neill was appointed CEO of Sunward on February 5, 2013. On the same date, Mr. Andrew resigned as CEO.
(5)

Mr. O'Neill received 300,000 stock options valued at US$283,053 in his role of Director for Sunward and received 300,000 stock options valued at US$153,231 upon his appointment as CEO on February 5, 2013.

(6)

Mr. O'Neill received US$66,941 in fees for consulting services performed outside his capacity as a Director and US$48,300 in Director fees for the year ended March 31, 2013, all of which was received prior to his appointment as CEO.

(7)	Mr. O'Neill received US$102,153 in fees for consulting services performed outside his capacity as a Director and US$38,000 in Director fees for the year ended March 31, 2012.
(8)	Mr. Leathley was appointed COO of Sunward on February 6, 2013.
(9)	Awarded as a bonus payment for the financial year.
(10)

Mr. Leathley received 300,000 stock options valued at US$283,053 in his role of Director for Sunward and received 300,000 stock options valued at US$153,231 upon his appointment as COO on February 6, 2013.

(11)	Mr. Leathley received US$25,384 in fees and US$52,050 in Director fees for the year ended March 31, 2013, all of which was received prior to his appointment as COO on February 6, 2013.
(12)	Mr. Robertson was appointed CFO of Sunward on October 1, 2013. On the same date Mr. Malana resigned as CFO.
(13)	Amount represents that portion of consulting and administration fees paid to a firm in respect of which Mr. Robertson is a partner and which can be attributed to his services as CFO.
(14)	Mr. Robertson received 100,000 stock options valued at US$14,669 upon his appointment as CFO on November 29, 2013.
(15)	Mr. Malana was appointed CFO on March 2, 2012. On the same date Ms. Choboter resigned as CFO.
(16)	Mr. Malana received US$24,231 in severance payments for the year ended March 31, 2014.
(17)	Mr. Malana received US$12,589 in salary for the period March 2, 2012 to March 31, 2012.
(18)	Mr. Andrew received US$300,000 in severance payments for the year ended March 31, 2013.
(19)	Mr. Andrew received US$25,500 in Director fees for the year ended March 31, 2012.
(20)	Ms. Choboter received US$83,597 in severance payments for the year ended March 31, 2012.

Outstanding Share-Based Awards and Option-Based Awards

     Set forth in the table below is a summary of all share-based and option-based awards held by each of the Named Executive Officers outstanding as of March 31, 2014:

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)(1)	Number of shares or units of shares that have not vested (S)(2)	Market or payout value of share- based awards that have not vested ($)	Market or payout value of share- based awards not paid out or distributed ($)
Philip O’Neill, CEO	250,000 150,000 300,000	C$0.35 C$0.85 C$0.74	March 5, 2015 Sept 24, 2015 March 6, 2018	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Gillyeard Leathley, COO	300,000	C$0.74	March 6, 2018	Nil	106,830	C$23,503	Nil
Paul Robertson, CFO	100,000	C$0.22	Nov 29, 2018	Nil	Nil	Nil	Nil
Michael Malana, Former CFO(3)	150,000 100,00	C$1.84 C$1.49	October 3, 2016 June 19, 2017	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Notes:
(1)

The “Value of Unexercised in-the-Money Options” is calculated on the basis of the difference between the closing price of the common shares of Sunward on the TSX on March 31, 2014, (the last trading day before the end of the fiscal year) of C$0.22 and the exercise price of the options.

(2)	Based on the closing price of the common shares of Sunward on the TSX on March 31, 2014, (the last trading day before the end of the fiscal year) of C$0.22.
(3)	Mr. Malana resigned as CFO effective September 30, 2013. Mr. Malana's stock options expired December 30, 2013.

Incentive Plan Awards – Value Vested or Earned During the Year (Executive Officers)

     Set forth below is a summary of the value of all share-based and option-based awards vested and non-equity incentive plan compensation granted to the Named Executive Officers during the fiscal year ended March 31, 2014:

Name	Option-based awards – value vested during the year (1) ($)	Share-based awards – value vested during the year ($)	Non-equity incentive plan compensation – value earned during the year (4)
Philip O’Neill, CEO(2)	Nil	Nil	Nil
Gillyeard Leathley, COO(3)	Nil	Nil	Nil
Paul Robertson, CFO(4)	Nil	Nil	Nil
Michael Malana, Former CFO(5)	Nil	Nil	Nil

Notes:
(1)

Sunward uses the Black-Scholes Model for determining fair value of stock options issued at the grant date which is consistent with Sunward’s financial statements. Sunward selected the Black-Scholes model given its prevalence of use. The key assumptions used under the Black-Scholes model for the option valuations are: expected life 5.00 (2013: 4.13 years); expected volatility of Sunward’s common share price: 90.51% (2013: 89.36%); expected dividend yield: 0% (2013: 0%); and risk free interest rate: 1.72% (2013: 1.18%).

(2)	Mr. O'Neill was granted 300,000 options upon his appointment as CEO.
(3)	Mr. Leathley was granted 300,000 options upon his appointment as COO. Mr. Leathley received 106,830 DSUs as a bonus payment for the financial year.
(4)	Mr. Robertson received 100,000 stock options valued at US$15,438 upon his appointment as CFO on November 29, 2013.

(5)	Mr. Malana resigned as CFO effective September 30, 2013.

Termination and Change of Control Benefits Provisions in Employment Contracts

     Sunward entered into an employment contract dated as of February 5, 2013 with Philip O'Neill, CEO of Sunward (the “O'Neill Agreement”). The O'Neill Agreement provides for an initial annual base salary of C$300,000 (with effect as of July 1, 2013, Mr. O’Neill volunteered to have his salary reduced to C$280,000 and subsequent to that, with effect as of July 1, 2014, Mr. O’Neill volunteered to further reduce his salary to $250,000 and stock option grants from time to time if and when awarded by Sunward, and other benefits and entitlements available to Sunward's other executive officers. The O’Neill Agreement was further amended on January 1, 2015 to change the base salary to $187,500. The O'Neill Agreement provides that Sunward may terminate Mr. O'Neill's employment (a) for cause; (b) without cause, or (c) upon his disability. If Mr. O'Neill is terminated by Sunward for cause, there is no severance pay, damages or pay in lieu of notice or other form of compensation. If Mr. O'Neill is terminated by Sunward without cause, a lump sum payment equivalent to 60 days base salary is payable. If Mr. O’Neill is terminated upon or within 12 months of a change of control, a lump sum equal to 12 months base salary is payable.

     Sunward entered into an employment contract, dated February 6, 2013, with Gillyeard Leathley, COO of Sunward (the “Leathley Agreement”). The Leathley Agreement provides for an initial annual base salary of $275,000 with effect as of July 1, 2013. Mr. Leathley volunteered to have his salary reduced to C$225,000, and subsequent to that, with effect as of July 1, 2014, his salary was increased to $250,000 by agreement between Sunward and Mr. Leathley. The Leathley Agreement was further amended on January 1, 2015 to change the base salary to $187,500. Discretionary performance bonuses and stock options may be granted from time to time if and when awarded by Sunward, and other benefits and entitlements available to Sunward's other executive officers. The Leathley Agreement provides that Sunward may terminate Mr. Leathley's employment (a) for cause; (b) without cause, or (c) upon his disability. If Mr. Leathley is terminated by Sunward for cause, there is no severance pay, damages or pay in lieu of notice or other form of compensation. If Mr. Leathley is terminated by Sunward without cause, a lump sum equivalent to 90 days base salary is payable. If Mr. Leathley is terminated upon or within 12 months of a change of control, a lump sum equal to 12 months base salary is payable.

     Sunward entered into an agreement dated March 1, 2014, with Quantum Partners LLP (“Quantum”), a limited liability partnership of which Paul Robertson is a partner, through which Mr. Robertson acts as CFO. Under the terms of that agreement, the Company may terminate the agreement, without cause, by providing 30 days’ written notice of termination. Pursuant to that agreement, if the Company terminates Quantum’s engagement prior to 3 months before or 12 months after a change of control without cause, Quantum will be entitled to an amount equal to six months of the then in effect base fee by way of a lump sum payment.

     Other than as set out above, there are no contracts, agreements, plans or arrangements that provides for payment to a NEO at, following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of Sunward or a change in an NEO's responsibilities.

Director Compensation

     The following table provides a summary of all annual and long-term compensation for services rendered in all capacities to Sunward for the fiscal year ended March 31, 2014, in respect of the individuals who were, during the fiscal year ended March 31, 2014, directors of Sunward other than the Named Executive Officers for the year ended March 31, 2014:

Name and principal position	Fees earned(1)	Share-based awards(2) ($)	Option- based expiration (3) awards ($)	Non-equity incentive plan compensation ($)	Pension value (S)	All other compensation ($)	Total compensation ($)
Peter Cheesbrough	US$49,500 (4)	US$6,500(4)	US$48,419	Nil	Nil	Nil	US$104,419
Ricardo Duarte	US$58,325(5)	US$2,175(5)	US$48,419	Nil	Nil	Nil	US$108,919
William Hayden	US$50,000	Nil	US$48,419	Nil	Nil	US$14,657(6)	US$113,076

Gregory Lang	US$45,500(7)	US$6,000	US$48,419	Nil	Nil	Nil	US$99,919
Igor Levental	US$45,500(8)	US$6,000	US$48,419	Nil	Nil	Nil	US$99,919
Terry Palmer	US$58,000(9)	US$4,500(9)	US$48,419	Nil	Nil	Nil	US$110,919
Jay Sujir(11)	US$128,188(12)	US$8,062(12)	US$48,419	Nil	Nil	US$47,038(13)	US$231,707

Notes:
(1)

For the year ended March 31, 2014, each non-management Director received US$12,000 per quarter (US$48,000 on an annualized basis) and US$2,000 for each Board meeting which they attended for the period April 1, 2013 to June 30, 2013 .

(2)	The amounts in respect of share-based awards are based upon the fair value of the grants as of the date of each grant.
(3)

Sunward uses the Black-Scholes Model for determining fair value of stock options issued at the grant date which is consistent with Sunward’s financial statements. Sunward selected the Black-Scholes model given its prevalence of use The key assumptions used under the Black-Scholes model for the option valuations are: expected life 4.00 (2013: 4.13 years); expected volatility of Sunward’s common share price: 92.00% (2013: 89.36%); expected dividend yield: 0% (2013: 0%); and risk free interest rate: 1.53% (2012: 1.18%)

(4)

In addition to Director and meeting fees, Mr. Cheesbrough received US$2,000 as Chair of the Cost Optimization Committee for the period April 1, 2013 to June 30, 2013 and US$4,000 as Chair of the Compensation Committees for the year ended March 31, 2014.

(5)	In addition to Director and meeting fees, Mr. Duarte received US$10,500 as Chair of the Technical Sustainability Committee for the year ended March 31, 2014.
(6)	For the year ended March 31, 2014, Sunward paid US$14,657 in fees to a private company with which Mr. Hayden has a relationship, for consulting services.
(7)	In addition to Director and meeting fees, Mr. Lang received US$1,500 as Chair of the Technical Sustainability Committee for the period April 1, 2013 to June 30, 2013.
(8)	In addition to Director and meeting fees, Mr. Levental received US$1,500 as chair of the Corporate Communications for the period April 1, 2013 to June 30, 2013.
(9)	In addition to Director and meeting fees, Mr. Palmer received US$12,500 in fees as Chair of the Audit Committee for the year ended March 31, 2014.
(10)	Jay Sujir was appointed as non-executive Chairman of the Board effective April 18, 2011.
(11)	In addition to Director and meeting fees, Mr. Sujir received US$80,250 as Chairman of the Board and US$6,000 as Chair of the Corporate Governance Committee for the year ended March 31, 2014.
(12)	For the year ended March 31, 2014, Sunward paid US$47,038 in fees to a private company with which Mr. Sujir has a relationship, for consulting services.

Outstanding Share-Based Awards and Option-Based Awards

     Set forth in the table below is a summary of all share-based and option-based awards held by each of the directors of Sunward other than the Named Executive Officers as of March 31, 2014.

Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in- the-money options($)(1)	Number of shares or units of shares that have not vest (#)	Market or payout value of share-based awards that have not vest (2) ($)	Market or payor value of share-based awards not paid out or distributed($)
Peter Cheesbrough	300,000	C$0.26	July 8, 2018	Nil	33,624	C$7,397	Nil
Ricardo Duarte	300,000	C$0.26	July 8, 2018	Nil	11,251	C$2,475	Nil
William Hayden	400,000 300,000	C$0.85 C$0.26	Sept 24, 2015 July 8, 2018	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Gregory Lang	300,000	C$0.26	July 8, 2018	Nil	31,038	C$6,828	Nil
Igor Levental	300,000	C$0.26	July 8, 2018	Nil	31,038	C$6,828	Nil
Terry Palmer	300,000	C$0.26	July 8, 2018	Nil	23,278	C$5,121	Nil
Jay Sujir	250,000 250,000 300,000	C$0.35 C$0.85 C$0.26	March 5, 2015 Sept 24, 2015 July 8, 2018	Nil Nil Nil	41,707 Nil Nil	C$9,176 Nil Nil	Nil Nil Nil

Notes:

(1)

The “Value of Unexercised in-the-Money Options” is calculated on the basis of the difference between the closing price of the common shares of Sunward on the TSX on March 31, 2014, (the last trading day before the end of the fiscal year) of C$0.22 and the exercise price of the options.

(2)	Based on the closing price of the common shares of Sunward on the TSX on March 31, 2014, (the last trading day before the end of the fiscal year) of C$0.22.

Incentive Plan Awards – Value Vested During the Year

     Set forth below is a summary of the value of all share-based and option-based awards vested and non-equity incentive plan compensation granted to the director of Sunward, other than the Named Executive Officers during the fiscal year ended March 31, 2014:

Name	Option-based awards – value vested during the year (1) (US$)	Share-based awards – value bested during the year ($)	Non-equity incentive plan compensation – value earned during the year ($)
Peter Cheesbrough	Nil	Nil	Nil
Ricardo Duarte	Nil	Nil	Nil
William Hayden	Nil	Nil	Nil
Gregory Lang	Nil	Nil	Nil
Igor Levental	Nil	Nil	Nil
Terry Palmer	Nil	Nil	Nil
Jay Sujir	Nil	Nil	Nil

Note:
(1)

Sunward uses the Black-Scholes Model for determining fair value of stock options issued at the grant date which is consistent with Sunward’s financial statements. Sunward selected the Black-Scholes model given its prevalence of use. The key assumptions used under the Black-Scholes model for the option valuations are: expected life 4.00 (2013: 4.13 years); expected volatility of Sunward’s common share price: 92.00% (2013: 89.36%); expected dividend yield: 0% (2013: 0%); and risk free interest rate: 1.53% (2012: 1.18%).

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     None of the current or former directors, executive officers, employees of Sunward, or their respective associates or affiliates, are or have been indebted to Sunward since the beginning of the most recently completed financial year of Sunward.

AUDIT COMMITTEE

Audit Committee Charter

     The text of the Audit Committee’s charter is attached as Appendix “T” to this Circular.

Composition of the Audit Committee

     The current members of the Audit Committee are Terry Palmer, Peter Cheesbrough, and Gregory Lang, each of whom is independent and financially literate within the meaning of those terms in National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”).

Relevant Education and Experience

     The relevant education and/or experience of each member of the Audit Committee is as follows:

Terry Palmer

     Mr. Palmer is a director of Sunward. Mr. Palmer has over 40 years of financial, management and accounting experience with a particular focus on the mining industry. He spent 36 years at Ernst & Young LLP where he rose from a staff position to partner responsible for audit and advisory services to major international mining companies and serving as the technical consulting partner in SEC-related business. Mr. Palmer is a Director and Chairman of the Audit Committees of Allied Nevada Gold Corp. and Golden Minerals Company. He holds a B.Sc. in Business Administration from Drake University and an M.B.A. from the University of Denver. He is a certified public accountant and a Member of the American Institute of Certified Public Accountants.

Gregory Lang

     Mr. Lang is a director of Sunward. Mr. Lang is the President and Chief Executive Officer of NovaGold Resources Inc. and has extensive experience with financial oversight of construction and development of major projects around the world. Mr. Lang served as President of Barrick Gold North America, a wholly owned subsidiary of Barrick Gold Company. Mr. Lang has held progressively responsible operating and project development positions over his 10-year tenure with Barrick and, prior to that, with Homestake Mining Company and International Corona Company, both of which are now part of Barrick. He holds a Bachelor of Science in Mining Engineering from University of Missouri-Rolla and is a Graduate of the Stanford University Executive Program.

Peter Cheesbrough

     Mr. Cheesbrough is a director of Sunward. Mr. Cheesbrough has more than 30 years of experience as a senior financial executive of public and private companies in various industries including the mining industry. He is currently President of the Exploration Division of the Electrum Group and a Principal with PHC Financial LLC. Mr. Cheesbrough was the Chief Financial Officer of ZeaChem Inc. Prior to that, Mr. Cheesbrough was the Executive Vice President and Chief Financial Officer for CIBER, Inc., a global information technology consulting, services and outsourcing company listed on the NYSE. He was formerly Chief Financial Officer of Echo Bay Mines Ltd. Mr. Cheesbrough is a Fellow of the Institute of Chartered Accountants in England and Wales and a Member of the Institute of Chartered Accountants of Alberta.

Reliance on Exemptions

     In respect of the most recently completed financial year, Sunward did not rely on the exemptions set out in NI 52-110 with respect to compliance with the requirements of Part 3 (Composition of the Audit Committee) of NI 52-110.

Pre-Approval Policies and Procedures

     All services to be performed by Sunward's independent auditor must be approved in advance by the Audit Committee or a designated member of the Audit Committee (“Designated Member”). The Designated Member is a member of the Audit Committee who has been given the authority to grant pre-approvals of permitted audit and non-audit services.

     The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors' independence and has adopted a policy governing the provision of these services. This policy requires the pre-approval by the Audit Committee or the Designated Member of all audit and non-audit services provided by the external auditor, other than any de minimis non-audit services allowed by applicable law or regulation. The decisions of the Designated Member to pre-approve a permitted service are reported to the Audit Committee at its regularly scheduled meetings.

     Pre-approval from the Audit Committee or Designated Member can be sought for planned engagements based on budgeted or committed fees. No further approval is required to pay pre-approved fees. Additional pre-approval is required for any increase in scope or in final fees.

     Pursuant to these procedures, 100% of each of the services provided by Sunward's external auditors relating to the fees reported as audit, audit-related, tax and all other fees were pre-approved by the Audit Committee or the Designated Member.

External Auditor Service Fees

     The following chart summarizes the aggregate fees billed by the external auditors of Sunward for professional services rendered to Sunward (on a consolidated basis) during the fiscal years ended March 31, 2013 and March 31, 2014 for audit and non-audit related services:

Type of Work	Year Ended 2014 ('000)	Year Ended 2013 ('000)
Audit fees(1)	C$75	C$115
Audit-related fees(2)	C$7	C$38
Tax fees(3)	C$7	C$9
All other fees	Nil	Nil
Total	C$87	C$162

Notes:
(1)	Aggregate fees billed for Sunward's consolidated annual financial statements and services normally provided by the auditor in connection with Sunward's statutory and regulatory filings.
(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Sunward's consolidated financial statements and are not reported as “Audit fees”.

(3)	Aggregate fees billed for tax compliance, advice, planning and assistance with tax for specific transactions, including preparation of T2 corporate tax returns.

CORPORATE GOVERNANCE DISCLOSURE

     National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the “Guidelines”). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. National Instrument 58-101 (“NI 58-101”) of the Canadian Securities Administrators requires the disclosure by each listed corporation of its approach to corporate governance with reference to the Guidelines as it is recognized that the unique characteristics of individual corporations will result in varying degrees of compliance.

Board Composition

     NI 58-101 defines an “independent director” as a director who has no direct or indirect material relationship with the issuer. A “material relationship” is defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member's independent judgment.

     A total of nine persons have been nominated for election as directors at the Meeting. The Board has determined that each of Messrs. Palmer, Cheesbrough, Duarte, Lang, Hayden and Levental are independent. Mr. Sujir is a partner with the law firm which acts on behalf of Sunward and is considered to be a non-independent director. Mr. Sujir was independent until April 15, 2013 when the law firm in which he is a partner was retained by Sunward. Mr. O'Neill and Mr. Leathley are not considered independent on the basis that they have held management position with Sunward within the last three (3) years.

     A majority of the directors being independent, the Board believes that it functions independently of management. In addition, the Board is satisfied with the size and composition of the Board and believes that the resulting Board composition is a balanced representation among management and non-management directors, and Sunward's major shareholders. The Board is of the view that the level of representation of independent Directors on the Board, allows the Board to function independently of management

Each of the following directors of Sunward are currently directors of other reporting issuers as follows:

Name	Directorships(1)
Jay Sujir	AMI Resources Inc., Cannon Point Resources Ltd.,
Crosshair Energy Corporation, Excelsior Mining Corp.,
Midasco Capital Corp., Red Eagle Mining Corporation,
Rio Silver Inc., Santa Fe Metals Corporation, Slater
Mining Corporation, Uracan Resources Ltd.
Igor Levental	Gabriel Resources Ltd., NovaGold Resources Inc., NovaCopper Inc.
Philip O'Neill	Asia Pacific Mining Limited
Gillyeard Leathley	NovaGold Resources Inc., Mawson Resources Ltd., Tasman Metals Ltd.
William Hayden	Globe Metals & Mining Ltd., Sky Alliance Resources Inc., China Polymetallic Mining Ltd., Condoto Platinum NL, Ivanplats Limited
Terry Palmer	Allied Nevada Gold Corp., Golden Minerals Company
Peter Cheesbrough	None
Ricardo Duarte	None
Gregory Lang	NovaGold Resources Inc., NovaCopper Inc.

Notes:
(1)	The information as to other directorships, not being within the knowledge of Sunward, has been furnished by the respective directors individually.

     The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. To enhance its ability to act independently of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate. In addition, all committees, with the exception of the Audit Committee, meet without management being present unless the committee specifically requests the presence of one or more management representatives.

     The Corporate Governance Committee, in particular, provides a forum without management being present to receive any expression of concern from a director, including a concern regarding the independence of the Board from management.

     Mr. Sujir currently serves as the non-executive Chairman of the Board. As stated above, Mr. Sujir is not independent.

     The Board holds regular quarterly meetings. Between the quarterly meetings, the Board may meet as required, generally by means of telephone conferencing facilities. Management also communicates informally with members of the Board on a regular basis, and solicits the advice of Board members on matters falling within their special knowledge or experience.

     The information set forth below reflects the attendance of each director of Sunward at each meeting of the Board during the fiscal year ended March 31, 2014.

Name	Board of Directors Meetings (4 in total)

Name	Board of Directors Meetings (4 in total)
Peter Cheesbrough	4
Ricardo Duarte	4
William Hayden	4
Gregory Lang	3
Gillyeard Leathley	4
Igor Levental	4
Philip O'Neill	4
Terry Palmer	4
Jay Sujir	4

Mandate of the Board

     The Board of Directors is responsible for supervising the conduct of Sunward's affairs and the management of its business. Although the Board delegates the responsibility for managing the day-to-day affairs of Sunward to senior management personnel, the Board retains a supervisory role in respect of, and ultimate responsibility for, all matters relating to Sunward and its business. As part of its overall stewardship responsibility, the Board assumes responsibility for the following matters:

Adoption of a Strategic Planning Process

     The Board is charged with taking an early, active and direct role in the strategic planning process, including considering such matters as acquisitions of properties, divestitures of properties, financing and public relations. The Board has adopted a strategic planning process which involves, among other things, the following:

(a)	at least one meeting per year will be devoted substantially to the review of strategic plans that are

(b)	proposed by management;

(c)	meetings of the Board, at least quarterly, to discuss strategic issues; and

(d)	the Board reviews and assists management in forming short and long term objectives of Sunward on an ongoing basis.

     The Board also maintains oversight of management's strategic planning initiatives through annual and quarterly budget reviews and approvals. The strategic planning process adopted by the Board takes into account, among other things, the opportunities and risks of the business.

Approval of Certain Matters

     In addition to those matters that must, by law, be approved by the Board, the Board is required under its mandate to approve annual operating and capital budgets, any material dispositions, acquisitions and investments outside of the ordinary course of business or not provided for in the approved budgets, long-term strategy, organizational development plans and the appointment of senior executive officers. Management is authorized to act, without Board approval, on all ordinary course matters relating to Sunward's business.

Identification of the Principal Risks of Sunward's Business and Ensuring the Implementation of Appropriate Systems to Manage These Risks

     The Board periodically reviews the principal risks inherent in Sunward's business, including financial risks, through periodic reports from management of such risks, and assesses the systems established to manage those risks.

Supervision of Management

     The mandate provides that the Board also expects management to provide the directors, on a timely basis, with information concerning the business and affairs of Sunward, including financial and operating information and information concerning industry developments as they occur, all with a view to enabling the Board to discharge its stewardship obligations effectively. The Board expects management to efficiently implement its strategic plans for Sunward, to keep the Board fully apprised of its progress in doing so and to be fully accountable to the Board in respect to all matters for which it has been assigned responsibility.

Succession Planning Including Appointing, Training and Monitoring Senior Management

     The Board takes ultimate responsibility for the appointment and monitoring of Sunward's senior management. The Board approves the appointment of senior management and reviews their performance on an ongoing basis.

Communications

     The Board has instructed management to maintain procedures to monitor and promptly address shareholder concerns and has directed and will continue to direct management to apprise the Board of any major concerns expressed by shareholders.

     Sunward has a disclosure policy addressing, among other things, how Sunward interacts with analysts and the public, and contains measures for Sunward to avoid selective disclosure. Sunward has a Disclosure Committee responsible for overseeing Sunward's disclosure practices. This committee consists of the Chief Executive Officer, the Chief Financial Officer, and the Corporate Secretary, and receives advice from Sunward's outside legal counsel. The Disclosure Committee assesses materiality and determines when developments justify public disclosure. The Disclosure Committee will review the disclosure policy annually and as otherwise needed to ensure compliance with regulatory requirements. The Board reviews and approves Sunward's material disclosure documents, including its annual report, annual information form and management proxy circular. Sunward's annual and quarterly financial statements, Management's Discussion and Analysis and other financial disclosure is reviewed by the Audit Committee and recommended to the Board prior to its release.

Sunward's Internal Control and Management Information Systems

     Directly and through the Audit Committee, the Board also assesses the integrity of internal control over financial reporting and management information systems.

External Advisors

     Each Committee of the Board is empowered to engage external advisors as it sees fit. Any individual director is entitled to engage an outside advisor at the expense of Sunward provided such director has obtained the approval of the Corporate Governance Committee to do so.

Position Descriptions

     The Board has developed written position descriptions for the Chairman, the chair of each board committee, the CEO and the CFO, clearly defining their respective roles and responsibilities. Such position descriptions were reviewed by the Corporate Governance Committee and approved by the Board and are subject to annual review by the Corporate Governance Committee.

Orientation and Continuing Education

     Sunward takes steps to ensure that new directors fully understand the role of the Board and its committees and the contribution individual directors are expected to make, including in particular the commitment of time and energy that Sunward expects of its directors. In addition, new directors are provided with a comprehensive information package, including pertinent corporate documents and a director's manual containing information on the duties, responsibilities and liabilities of directors. New directors are also briefed by management as to the status of Sunward's business. All directors are also encouraged to make site visits to Sunward's properties.

     By way of continuing education, presentations are made to the Board from time to time to educate and keep directors informed of changes within Sunward and of regulatory and industry requirements and standards. In addition, Directors are encouraged to take courses relevant to Sunward and its business, particularly with respect to corporate governance and the mining industry, at Sunward's expense.

Ethical Business Conduct

     Sunward has adopted a Code of Business Conduct and Ethics applicable to all employees, consultants, officers and directors regardless of their position in the organization. The Code of Business Conduct and Ethics provides that Sunward's employees, consultants, officers and directors will uphold its commitment to a culture of honesty, integrity and accountability and Sunward requires the highest standards of professional and ethical conduct from its employees, consultants, officers and directors. A copy of Sunward's Code of Business Conduct and Ethics, as amended, has been filed on SEDAR and is available on Sunward's website (www.sunwardresources.com) or by requesting it from Kanapa Pitakpong, the Corporate Secretary of Sunward at 604.568.7617.

     All Directors and employees are provided with a copy of Sunward's Code of Business Conduct and Ethics and are required to sign a written acknowledgement confirming that they have received, reviewed and understand its contents and agree to abide by the Code. Corporate supervisors and employees are required to confirm, on an annual basis, that they have reviewed Sunward's Code of Business Conduct and Ethics as part of their annual performance appraisal.

     The Corporate Governance Committee monitors the compliance with the Code of Business Conduct and Ethics and also ensures that management encourages and promotes a culture of ethical business conduct. The Board has not granted any waiver of the Code of Business Conduct and Ethics in favour of a Director or executive officer. Accordingly, no material change report has been required or filed.

     The Corporate Governance Committee monitors the disclosure of conflicts of interest to the Board by Directors and ensures that no Director will vote or participate in a discussion on a matter in respect of which such Director has a material interest. Committee Chairs perform the same function with respect to meetings of each Board committee. In addition, in the event that a director or executive officer has a material interest in any transaction being considered by the Board, any such conflict will also be subject to and governed by procedures prescribed by the BCBCA, which require a director or officer of a corporation experiencing such a conflict to disclose his interest and refrain from voting on any such matter unless otherwise permitted by the BCBCA.

     To encourage and promote a culture of ethical business conduct, Sunward has published a Statement of Values and Responsibilities. It has also developed various corporate policies including Corporate Disclosure, Confidentiality and Securities Trading policies, and a Whistleblower Policy, administered by an independent third party. Sunward also encourages participation in education programs for its personnel dealing with matters of corporate ethics and best practices.

Nomination of Directors

     Sunward has a Corporate Governance Committee composed of Messrs. Sujir (Chair), O'Neill and Levental. The Corporate Governance Committee is not composed entirely of independent directors. The Corporate Governance Committee is responsible for developing Sunward's approach to governance issues and for making recommendations to the Board with respect to developments in the area of corporate governance and the practices of the Board. The Committee is also responsible for reporting to the Board with respect to appropriate candidates for nomination to the Board, for overseeing the execution of an assessment process appropriate for the Board and its committees and for evaluating the performance and effectiveness of the Board and its committees.

     The Corporate Governance Committee annually assesses the current competencies and characteristics represented on the Board to determine the Board's strengths and identify any gaps. This analysis assists the Corporate Governance Committee discharge its responsibility for approaching and proposing to the full Board new nominees to the Board, and for assessing directors on an ongoing basis.

     In the event it is determined that one or more new directors are required, the Corporate Governance Committee will canvass among its members, the balance of the Board and management for candidates and if necessary, through engagement of a professional recruitment firm. Candidates are then assessed by the Corporate Governance Committee and a recommendation is made to the Board.

Compensation

     Sunward's Compensation Committee and the process by which the Board determines the compensation for Sunward's directors and officers is described above under “Executive Compensation”.

Other Board Committees

     In addition to the Audit Committee, the Compensation Committee, and the Corporate Governance Committee, Sunward has a Sustainability & Technical Committee. The Audit Committee, Compensation Committee and Corporate Governance Committee are described elsewhere in this Circular.

     The Technical and Sustainability Committee assists the Board of Directors in fulfilling the responsibilities with respect to technical matters relating to exploration, development, permitting, construction and operation of Sunward's mining activities. As well as, assisting the Board with material technical commercial arrangements, and the resources and reserves on Sunward's mineral resource properties. In addition, the Board has delegated certain responsibilities relating to environmental, health, safety and sustainability matters. The objectives of the Committee are to assist the Board in fulfilling its oversight responsibilities in respect of development, implementation and monitoring of Sunward's health, safety, environment and sustainability policies.

Assessments

The Corporate Governance Committee is responsible for developing and recommending to the Board, and overseeing the execution of, a process for assessing the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors, on a regular basis. Based on the nature of the business of Sunward and the size of the Board, the Board reviews, on an ongoing and informal basis, the effectiveness of the Board as a whole and its committees and the contribution and effectiveness of individual directors. There are no formal procedures in place to conduct the Board assessments.

RISK FACTORS

     The business and operations of Sunward are subject to numerous risks, including risks inherent to the mining industry. The following discusses the material risk factors that apply to Sunward’s business and operations. The occurrence of any one or more of such risks could cause actual events to differ materially from those described in the forward-looking statements relating to Sunward included in this Circular. Further, if any of these risks materialize into actual events or circumstances or other possible additional risks and uncertainties of which the directors of Sunward are currently unaware or which they consider not to be material in relation to Sunward’s business, were to occur, Sunward’s assets, liabilities, financial condition, results of operations (including future results of operations), business and business prospects could be adversely affected. In such circumstances, the price of Sunward’s securities could decline.

Risks Relating to Sunward

Because Sunward is dependent on one principal exploration stage property, should the project fail to generate sufficient revenue to support future operations, Sunward’s business may fail.

     Sunward’s current efforts are focused entirely on the Titiribi Project, which is in the exploration stage. The Titiribi Project may not develop into a commercially viable ore body, which would have a material adverse effect on Sunward’s potential mineral resource production, profitability, financial performance and results of operations.

Sunward has a history of losses, and it anticipates continuing to incur losses for the foreseeable future.

     Sunward has a history of losses. As of March 31, 2014, Sunward had an accumulated deficit of C$67,181,63. The Titiribi Project is not currently in production, and there is no certainty that Sunward will succeed in placing its project into production, or any properties it acquires, in the near future, if at all.

     As at December 31, 2014, Sunward determined that there were indicators of impairment for its exploration and evaluation properties. The indicators of impairment resulted from the economic uncertainty in general and the downturn in the mining industry in particular, the decline in Sunward’s market capitalization and Sunward’s decision to significantly reduce future exploration expenditures until the equity and commodity markets for resource companies improve. As a result, Sunward recorded a loss on impairment of $23,002,434 associated with the Titiribi Property during the nine months ended December 31, 2014.

     Sunward anticipates continued losses for the foreseeable future until it can successfully place its properties into commercial production on a profitable basis. It could be years before Sunward receives any revenues from any production of metals, if ever. If Sunward is unable to generate significant revenues with respect to its properties, Sunward will not be able to earn profits or continue operations.

Sunward has a history of negative operating cash flow, and may continue to experience negative operating cash flow.

     Sunward had negative operating cash flows for the year ended March 31, 2014. To the extent that Sunward has negative cash flow in future periods, Sunward may need to deploy a portion of its cash reserves to fund such negative cash flow. Sunward may be required to raise additional funds through the issuance of additional equity or debt securities. There can be no assurance that additional capital or other types of financing will be available if needed or that these financings will be on terms at least as favourable to Sunward as those obtained previously.

The Titiribi Project contains no known mineral reserves.

     Sunward’s project is in the exploration stage, meaning that Sunward has not determined whether the Titiribi Project contains mineral reserves that are economically recoverable. Sunward may never discover metals in commercially exploitable quantities at the Titiribi Project. Failure to discover economically recoverable reserves on the mineral property will require Sunward to write off the costs capitalized for that property in its financial statements.

     Substantial additional work will be required in order to determine if any economic deposits exist on the Titiribi Project. Substantial expenditures are required to establish mineral reserves through drilling and metallurgical and other testing techniques. No assurance can be given that any level of recovery of any mineral reserves will be realized or that any identified mineral deposit will ever qualify as a commercial mineable ore body that can be legally and economically exploited.

Sunward’s property is subject to title risks.

     Establishing title to mineral properties is a very detailed and time-consuming process. Sunward cannot guarantee that title to its property will not be challenged. Sunward’s property may be subject to prior unregistered agreements, transfers or claims, and title may be affected by, among other things, undetected defects. A successful challenge to Sunward’s title to its property could result in Sunward being unable to conduct activities or operate on its property, or being unable to enforce its rights with respect to its property. This could result in Sunward not being compensated for its prior expenditures relating to the property. Title insurance is generally not available for mineral properties and Sunward’s ability to ensure that it has obtained secure claims to individual mineral properties or mining concessions may be severely constrained. These or other defects could adversely affect the Sunward’s title to its properties or delay or increase the cost of the development of the Titiribi Project.

Estimates of mineral resources are based on interpretation and assumptions and are inherently imprecise.

     The mineral resource estimates of Sunward contained in this Circular have been determined and valued based on assumed future prices, cut off grades and operating costs. However, until mineral deposits are actually mined and processed, mineral reserves and mineral resources must be considered as estimates only. Any such estimates are expressions of judgment based on knowledge, mining experience, analysis of drilling results and industry practices. Estimates of operating costs are based on assumptions including those relating to inflation and currency exchange, which may prove incorrect. Estimates of mineralization can be imprecise and depend upon geological interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be unreliable. In addition, the grade and/or quantity of metals ultimately recovered may differ from that indicated by drilling results. There can be no assurance that metals recovered in small scale tests will be duplicated in large scale tests under onsite conditions or in production scale.

Amendments to any mine plans and production profiles may be required as the amount of resources changes or upon receipt of further information during the implementation phase of the project. Extended declines in market prices for gold and copper may render portions of Sunward’s mineralization uneconomic and result in reduced reported mineralization. Any material reductions in estimates of mineralization, or of Sunward’s ability to develop its properties and extract and sell this mineralization, could have a material adverse effect on Sunward’s results of operations or financial condition.

Sunward is subject to the risk of fluctuations in the relative values of the United States dollar as compared to the Colombian peso and the Canadian dollar.

     Sunward may be adversely affected by foreign currency fluctuations. Historically, Sunward has primarily generated funds through equity investments into Sunward denominated in United States dollars. In the normal course of business, Sunward enters into transactions for the purchase of supplies and services denominated in Colombian pesos. Sunward also has assets, cash and certain liabilities denominated in Colombian pesos. Exploration, development and administrative costs to be funded by Sunward in Colombia will be denominated in Colombian pesos, and Sunward incurs certain expenses in Canadian dollars. Settlement of sales of minerals from the Titiribi Project, once commercial production commences, will be in Colombian pesos. Sunward does not use an active hedging strategy to reduce the risk associated with currency fluctuations.

     In addition, Colombia has in the past experienced double digit rates of inflation. If Colombia experiences substantial inflation in the future, Sunward’s costs in Colombian peso terms will increase significantly, subject to movements in applicable exchange rates. Inflationary pressures may also curtail Sunward’s ability to access global financial markets in the longer term and its ability to fund planned capital expenditures, and could materially adversely affect Sunward’s business, financial condition and results of operations. The Colombian government’s response to inflation or other significant macro economic pressures may include the introduction of policies or other measures that could increase Sunward’s costs, reduce operating margins and materially adversely affect its business, financial condition and results of operations.

Sunward may be unable to successfully complete and integrate new acquisitions.

     Sunward may make acquisitions in the future. Sunward’s success at completing any acquisitions will depend on a number of factors, including, but not limited to:

  identifying acquisitions that fit Sunward’s business strategy;

  negotiating acceptable terms with the seller of the business or property to be acquired; and

  obtaining approval from regulatory authorities in the jurisdictions of the business or property to be acquired.

  if Sunward does make further acquisitions, any positive effect will depend on a variety of factors, including, but not limited to:

  assimilating the operations of an acquired business or property in a timely and efficient manner;

  maintaining Sunward’s financial and strategic focus while integrating the acquired business or property;

  implementing uniform standards, controls, procedures and policies at the acquired business, as appropriate; and

  to the extent that Sunward makes an acquisition outside of markets in which it has previously operated, conducting and managing operations in a new operating environment.

     Acquiring additional businesses or properties could place increased pressure on Sunward’s cash flow if such acquisitions involve a cash consideration. The integration of Sunward’s existing operations with any acquired business will require significant expenditures of time, attention and funds. Achievement of the benefits expected from consolidation would require Sunward to incur significant costs in connection with, among other things, implementing financial and planning systems. Sunward may not be able to integrate the operations of a recently acquired business or restructure Sunward’s previously existing business operations without encountering difficulties and delays. In addition, this integration may require significant attention from Sunward’s management team, which may detract attention from Sunward’s day-today operations. Over the short-term, difficulties associated with integration could have a material adverse effect on Sunward’s business. In addition, the acquisition of mineral properties may subject Sunward to unforeseen liabilities, including environmental liabilities, which could have a material adverse effect on Sunward.

If Sunward is unable to retain key members of management, Sunward’s business may be materially and adversely harmed.

     Sunward is dependent on the services of key executives including Sunward’s Chief Executive Officer, Chief Operating Officer and other highly skilled and experienced personnel focused on managing Sunward’s interests and the advancement of the Titiribi Project, as well as the identification of new opportunities for growth and funding. Due to Sunward’s relatively small size, the loss of these persons or Sunward’s inability to attract and retain additional highly skilled employees required for Sunward’s activities could impair Sunward’s ability to execute its business plan and could therefore have a material adverse effect on Sunward’s business and financial condition.

Conflicts of interest may arise among Sunward’s officers and directors as a result of their involvement with other mineral resource companies.

     Certain of Sunward’s directors are, and other directors and Sunward’s officers may become, directors, officers or shareholders of other companies. Such associations may give rise to conflicts of interest from time to time. The directors of Sunward will be required by law to act honestly and in good faith with a view to the best interests of Sunward and to disclose any interest which they may have in any project or opportunity of Sunward. If a conflict arises at a meeting of the board of directors, any director in a conflict will disclose his interest and abstain from voting on such matter. In determining whether or not Sunward will participate in any project or opportunity, the director will primarily consider the degree of risk to which Sunward may be exposed and its financial position at that time.

Sunward is exposed to risks associated with doing business in Colombia.

     Sunward’s only mineral property is located in Colombia. Sunward is therefore subject to certain risks, including currency fluctuations, possible political or economic instability that may result in the impairment or loss of mineral titles or other mineral rights, opposition from environmental or other non-governmental organizations, and mineral exploration and mining activities may be affected in varying degrees by political stability and government regulations relating to the mining industry. Any changes in regulations or shifts in political attitudes are beyond the control of Sunward and may adversely affect its business. Exploration and development may be affected in varying degrees by government regulations with respect to restrictions on future exploitation and production, price controls, export controls, foreign exchange controls, income taxes, royalties on production, expropriation of property, environmental legislation and mine and/or site safety.

     Colombia remains a developing country. Notwithstanding the progress achieved in restructuring Colombian political institutions and revitalizing its economy, the present administration, or any successor government, may not be able to sustain progress achieved. If the economy of Colombia fails to continue to grow or suffers recession, it may have an adverse effect on Sunward’s operations.

     Colombia has in the past experienced a difficult security environment. In particular, various illegal groups involved in terrorism, illegal narcotics production and trafficking, and extortion and kidnapping, have been active in various regions of the country. If security improvements in Colombia and in the area where Sunward is active are not maintained, it could have an adverse effect on Sunward’s continued operations.

Sunward may be unable to effectively enforce or protect its rights outside of Canada.

     In the event of a dispute arising in connection with Sunward’s operations in Colombia, Sunward may be subject to the exclusive jurisdiction of non-Canadian courts or may not be successful in subjecting foreign persons to the jurisdictions of the courts of Canada or enforcing Canadian judgments in such other jurisdictions. Sunward may also be hindered or prevented from enforcing its rights with respect to a governmental instrumentality because of the doctrine of sovereign immunity. Accordingly, Sunward’s exploration, development and exploration activities in Colombia could be substantially affected by factors beyond Sunward’s control, any of which could have a material adverse effect on Sunward.

     Sunward may in the future have resource properties and operations outside of Colombia and Canada, which expansion may present challenges and risks that Sunward has not faced in the past, any of which could adversely affect the results of operations and/or financial condition of Sunward.

     As a civil law jurisdiction, Colombia has a legal system which is different from the common law jurisdictions of Canada. There can be no assurance that joint ventures, licenses, license applications or other legal arrangements will not be adversely affected by changes in governments, the actions of government authorities or others, or the effectiveness and enforcement of such arrangements.

Risks Related to the Mining Industry

Metal prices are subject to change, and a substantial or extended decline in such prices could materially and adversely affect the value of Sunward’s mineral properties and potential future results of operations and cash flows.

     Metal prices have historically been subject to significant price fluctuations. No assurance may be given that metal prices will remain stable. Significant price fluctuations over short periods of time may be generated by numerous factors beyond the control of Sunward, including:

  domestic and international economic and political trends;

  expectations of inflation;

  currency exchange fluctuations;

  interest rates;

  global or regional consumption patterns;

  speculative activities; and

  increases or decreases in production due to improved mining and production methods.

     Significant or continued reductions or volatility in metal prices may have an adverse effect on the Sunward’s business, including the amount of the Sunward’s mineral resources, the economic attractiveness of the Titiribi Project or other properties of Sunward, Sunward’s ability to obtain financing and develop projects and, if the Titiribi Project enter the production phase, the amount of Sunward’s revenues or profit or loss.

Mining is inherently dangerous and is subject to conditions or events beyond Sunward’s control, which could have a material adverse effect on Sunward’s business.

     Mineral exploration and mining involves many risks, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. These hazards include unusual or unexpected formations, formation pressures, fires, power outages, industrial accidents, labour disruptions, flooding, explosions, cave-ins, landslides and the inability to obtain suitable or adequate machinery, equipment or labour. Operations in which Sunward will have a direct or indirect interest will be subject to all the hazards and risks normally incidental to exploration, development and production of minerals, any of which could result in damage to or destruction of mines and other producing facilities, damage to life and property, environmental damage and possible legal liability for any or all damage. Although Sunward intends to maintain liability insurance in an amount which it considers adequate, the nature of these risks is such that liabilities could exceed policy limits, in which event Sunward could incur significant costs that could have a materially adverse effect upon its financial condition.

     In addition, from time to time Sunward may be subject to governmental investigations and claims and litigation filed on behalf of persons who are harmed while at its properties or otherwise in connection with Sunward’s operations. Similarly, if Sunward is subject to governmental investigations or proceedings, Sunward may incur significant penalties and fines, and enforcement actions against it could result in the cessation of certain of Sunward’s mining operations. See “Legal and Regulatory Proceedings.”

Sunward requires various permits in order to conduct its current and anticipated future operations, and delays or a failure to obtain such permits, or a failure to comply with the terms of any such permits that Sunward has obtained, could have a material adverse impact on the Sunward.

     Operations of Sunward will require licenses and permits from various governmental authorities. Sunward anticipates that it will be able to obtain in the future all necessary licenses and permits to carry on the activities which it intends to conduct, and that it intends to comply in all material respects with the terms of such licenses and permits. However, there can be no guarantee that Sunward will be able to obtain and maintain, at all times, all necessary licenses and permits required to undertake its proposed exploration and development or to place its properties into commercial production and to operate mining facilities thereon. In the event of commercial production, the cost of compliance with changes in governmental regulations has the potential to reduce the profitability of operations or preclude the economic development of the property.

Exploration is inherently speculative, and Sunward may be unable to identify and acquire mineral rights over economically feasible mineral deposits.

     Most exploration projects do not result in the discovery of commercially mineable ore deposits and no assurance can be given that any particular level of recovery of ore reserves will be realized or that any identified mineral deposit will ever qualify as a commercially mineable (or viable) ore body which can be legally and economically exploited. Estimates of reserves and mineral deposits can also be affected by such factors as environmental permitting regulations and requirements, weather, environmental factors, unforeseen technical difficulties, unusual or unexpected geological formations and work interruptions.

     Sunward’s future growth will depend, in part, on its ability to identify and acquire additional mineral rights, and on the costs and results of continued exploration. Mineral exploration is highly speculative in nature and is frequently non-productive. Substantial expenditures are required to:

  establish ore reserves through drilling and metallurgical and other testing techniques;

  determine metal content and metallurgical recovery processes to extract metal from the ore; and

  construct, renovate or expand mining and processing facilities.

     In addition, if Sunward discovers an economically feasible mineral deposit, it would take several years from the initial phases of exploration until production is possible. During this time, the economic feasibility of production may change. As a result of these uncertainties, there can be no assurance that Sunward will successfully acquire additional mineral rights.

Sunward’s operations are subject to environmental laws and regulations that may increase Sunward’s costs of doing business and restrict its operations.

     Mineral exploration, development, and mining is subject to federal, provincial and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Mineral exploration, development, and mining is also subject to federal, provincial and local laws and regulations which require Sunward to maintain health and safety standards by regulating the design and use of mining methods and equipment. Various permits from government bodies are required for mineral exploration, development, and mining to be conducted; no assurance can be given that such permits will be received. No assurance can be given that environmental standards imposed by federal, provincial or local authorities will not be changed or that any such changes would not have material adverse effects on the activities of Sunward. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on Sunward. Additionally, Sunward may be subject to liability for pollution or other environmental damages, which it may not insure against.

Sunward may face equipment shortages, access restrictions and lack of infrastructure.

     Natural resource exploration, development and mining activities are dependent on the availability of mining, drilling and related equipment in the particular areas where such activities are conducted. A limited supply of such equipment or access restrictions may affect the availability of such equipment to Sunward and may delay exploration, development or extraction activities. Certain equipment may not be immediately available, or may require long lead time orders. A delay in obtaining necessary equipment for mineral exploration, including drill rigs, could have a material adverse effect on Sunward’s operations and financial results.

     Mining, processing, development and exploration activities also depend, to one degree or another, on the availability of adequate infrastructure. Reliable roads, bridges, power sources, fuel and water supply and the availability of skilled labor and other infrastructure are important determinants that affect capital and operating costs. At the Titiribi Project, additional infrastructure will be required prior to commencement of mining and the construction of additional infrastructure is subject to a number of risks, including risks related to the availability of equipment and materials, inflation, cost overruns and delays, political opposition and reliance upon third parties, many of which are outside Sunward’s control. The lack of availability on acceptable terms or the delay in the availability of any one or more of these items could prevent or delay development of the Titiribi Project.

Sunward may not be able to insure against all possible risks on commercially acceptable terms, if at all.

     In the course of exploration, development and production of mineral properties, several risks and, in particular, unexpected or unusual geological or operating conditions, may occur. It is not always possible to fully insure against such risks on commercially acceptable terms, if at all, and Sunward may decide not to take out insurance against such risks as a result of high premiums or for other reasons. Should such liabilities arise they could reduce or eliminate any future profitability and result in an increase in costs and a decline in value of the securities of Sunward.

     Sunward is not insured against most environmental risks. Insurance against environmental risks (including potential liability for pollution or other hazards as a result of the disposal of waste products occurring from exploration and production) has not been generally available to companies within the industry. Sunward will periodically evaluate the cost and coverage of the insurance against certain environmental risks that is available to determine if it would be appropriate to obtain such insurance. Without such insurance, and if Sunward becomes subject to environmental liabilities, the payment of such liabilities would reduce or eliminate its available funds or could exceed the funds Sunward has to pay such liabilities and result in bankruptcy. Should Sunward be unable to fund fully the remedial cost of an environmental problem it might be required to enter into interim compliance measures pending completion of the required remedy.

Risks Related to the Sunward Shares

Future sales or issuances of equity securities could decrease the value of the Sunward Shares, dilute investors’ voting power and reduce Sunward’s earnings per share.

     Sunward may sell equity securities (including through the sale of securities convertible into equity securities) and may issue additional equity securities to finance operations, exploration, development, acquisitions or other projects. Sunward cannot predict the size of future issuances of equity securities or the size and terms of future issuances of debt instruments or other securities convertible into equity securities or the effect, if any, that future issuances and sales of Sunward’s securities will have on the market price of the Sunward Shares. Any transaction involving the issuance of previously authorized but unissued Sunward Shares, or securities convertible into Sunward Shares, would result in dilution, possibly substantial, to security holders. Exercises of presently outstanding share options may also result in dilution to security holders.

     The Sunward Board has the authority to authorize certain offers and sales of additional securities without the vote of, or prior notice to, Sunward Shareholders. Based on the need for additional capital to fund expected expenditures and growth, it is likely that Sunward will issue additional securities to provide such capital. Such additional issuances may involve the issuance of a significant number of Sunward Shares at prices less than the current market price for the Sunward Shares.

     Sales of substantial amounts of Sunward’s securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for Sunward’s securities and dilute investors’ earnings per share.

Sunward has never paid dividends and does not expect to do so in the immediate or foreseeable future.

     Sunward has not paid any dividends since incorporation. Any payments of dividends will be dependent upon the financial requirements of Sunward to finance future growth, the financial condition of Sunward and other factors which Sunward’s board of directors may consider appropriate in the circumstances. It is unlikely that Sunward will pay dividends in the immediate or foreseeable future.

The price of Sunward Shares has been volatile in recent years.

     In recent years, the securities markets in Canada and the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies, particularly those considered exploration or development stage mining companies, have experienced wide fluctuations in price which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. In particular, the per share price of the Sunward Shares fluctuated on the TSX from a high of C$0.24 to a low of C$0.10 during the twelve month period ending March 31, 2015. There can be no assurance that continual fluctuations in price will not occur.

     The factors influencing such volatility include macroeconomic developments in North America and globally, and market perceptions of the attractiveness of particular industries. The price of the Sunward Shares is also likely to be significantly affected by short term changes in precious metal prices or other mineral prices, currency exchange fluctuations and Sunward’s financial condition or results of operations as reflected in its earnings reports. Other factors unrelated to the performance of Sunward that may have an effect on the price of the Sunward Shares include the following:

  the extent of analyst coverage available to investors concerning the business of Sunward may be limited if investment banks with research capabilities do not follow Sunwards’ securities;

  lessening in trading volume and general market interest in Sunward’s securities may affect an investor’s ability to trade significant numbers of securities of Sunward;

  changes to Colombian laws and regulations might have a negative effect on the development prospects, timelines or relationships for the Titiribi Project;

  the size of Sunward’s public float may limit the ability of some institutions to invest in Sunward’s securities; and

  a substantial decline in the price of the securities of Sunward that persists for a significant period of time could cause Sunward’s securities to be delisted from an exchange, further reducing market liquidity.

     Securities class action litigation often has been brought against companies following periods of volatility in the market price of their securities. Sunward may in the future be the target of similar litigation. Securities litigation could result in substantial costs and damages and divert management’s attention and resources.

Judgments based upon the civil liability provisions of Canadian and United States securities laws may be difficult to enforce.

     Sunward Resources Sucursal Colombia, a subsidiary of Sunward and the owner of the Titiribi Project, is organized under the laws of Colombia and certain of Sunward’s directors, management and personnel are located outside of Canada and/or the United States.

     Given that Sunward’s material assets and certain of its directors and management personnel are located outside of Canada, investors may have difficulty in effecting service of process within Canada and collecting from or enforcing against Sunward, or its directors and officers, any judgments issued by the Canadian courts or Canadian securities regulatory authorities and predicated on the civil liability provisions of Canadian securities legislation or other laws of Canada.

     Similarly, the ability of investors to enforce judgments of United States courts based upon the civil liability provisions of the United States federal securities laws against Sunward and its directors and officers may be limited due to the fact that Sunward is incorporated outside of the United States, a majority of its directors and officers reside outside of the United States and their assets may be located outside the United States. There is uncertainty as to whether a non-United States courts would: (a) enforce judgments of United States courts obtained against Sunward and its directors and officers predicated upon the civil liability provisions of the United States federal securities laws; or (b) entertain original actions brought in Canadian courts against Sunward or such persons predicated upon United States federal securities laws, as such laws may conflict with Canadian laws.

LEGAL AND REGULATORY PROCEEDINGS

     Except as set out below, as of the date of this Circular, management knows of no legal proceedings, contemplated or actual, involving Sunward, which could materially affect Sunward, and knows of no:

(a)	Penalties or sanctions imposed against Sunward by a court relating to securities legislation or by a securities regulatory authority during the financial year ended March 31, 2014; or

(b)	Any other penalties or sanctions imposed by a court or regulatory body against Sunward that would likely be considered important to a reasonable investor in making an investment decision; or

(c)	Settlement agreements Sunward entered into before a court relating to securities legislation or with a securities regulatory authority during the financial year ended March 31, 2014.

Investigation of alleged failure to obtain water permits

     During the year ended March 31, 2014, Corantioquia, the environmental agency for the Colombian State of Antioquia (“Corantioquia”), notified Sunward of administrative proceedings which would have required a suspension of drilling activities resulting from what the agency alleged to be an omission in failure to obtain a water permit or concession. On October 31 and December 30, 2013, Sunward received notices that Corantioquia had lifted the suspension on future drilling activities but is still considering whether to assess a penalty for failure to obtain water permits. As the investigation is ongoing, it is not possible to predict the outcome of this investigation and any resulting penalty that may be imposed.

Investigation of alleged environmental violation

     During the year ended March 31, 2014, Corantioquia initiated an investigation into allegations that a local water source had been affected as a result of Sunward’s drilling activities at Titiribi. On December 12, 2013, Corantioquia issued resolution No. 13128232 dismissing the allegations as the environmental agency’s internal studies showed that the water table levels are within acceptable, documented norms.

Notice of Arbitration received over alleged environmental violation

     On April 28, 2014, Sunward received notice that Luisa Maria Escobar Wolf (“Escobar-Wolf”) filed an arbitral action against Sunward pursuant to the arbitration clause contained in an easement agreement under which Sunward had acquired certain land access rights at Titiribi. Escobar-Wolf alleges that a local water source had been affected as a result of Sunward’s drilling activities at Titiribi and is seeking, amongst other things, damages of approx. US$1.35 million. These allegations are the same ones that Corantioquia had been investigating during the year-end March 31, 2014 as discussed immediately above, which were dismissed pursuant to resolution No. 13128232 issued on December 12, 2013. Sunward has determined that it is too early to predict the outcome of the arbitration proceedings or the ultimate impact to Sunward.

Other

     Sunward is from time to time involved in various claims, legal proceedings and complaints arising in the ordinary course of business. Sunward does not believe that adverse decisions in any pending or threatened proceedings related to any matter, or any amount which it may be required to pay by reason thereof, other than disclosed elsewhere in this Circular, will have material effect on the financial condition or future results of operations of Sunward.

INTEREST OF MANAGEMENT IN MATERIAL TRANSACTIONS

     No director or executive officer of Sunward, no person or company that beneficially owns, or controls or directs, directly or indirectly, more than 10% of any class or series of Sunward’s outstanding voting securities and no associate or affiliate of any of such persons or companies has any material interest, direct or indirect, in any transaction within the three most recently completed financial years or during the current financial year that has materially affected or is reasonably expected to materially affect Sunward.

AUDITORS, TRANSFER AGENT AND REGISTRAR

     The auditors of Sunward are Davidson & Company LLP, Chartered Accountants, Vancouver, Canada.

     The transfer agent and registrar for the Sunward Shares is Computershare, 2nd Floor, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6. The register of transfers of the Sunward Shares are maintained by Computershare at its offices in Vancouver, British Columbia.

MATERIAL CONTRACTS

     Except for contracts entered into by Sunward in the ordinary course of business, Sunward did not enter into any material contracts within the most recently completed financial year or prior thereto that are still in effect.

OTHER MATERIAL FACTS

     There are no other material facts other than as disclosed herein.

ADDITIONAL INFORMATION

     Copies of Sunward’s management’s discussion and analysis and the consolidated financial statements for Sunward’s most recently completed financial year, including the auditor’s report thereon, together with any subsequent interim financial statements, are appended herein.

     Information contained in or otherwise accessible through Sunward’s website does not form a part of this Circular and is not incorporated by reference into this Circular.

     Interested persons may also access disclosure documents and any reports, statements or other information that Sunward files with the Canadian Securities Administrators under Sunward’s profile on the SEDAR website at www.sedar.com.

FINANCIAL STATEMENTS

     See Appendix L to this Circular for Sunward’s annual consolidated financial statements for the year ended March 31, 2014 and March 31, 2013. See Appendix M to this Circular for Sunward’s condensed consolidated unaudited interim financial statements for the nine-month period ended December 31, 2014.

APPENDIX B
INFORMATION RELATING TO NOVACOPPER

     The following information is presented on a pre-Arrangement basis and reflects certain selected information of NovaCopper. See “Appendix A - Information Relating to Sunward” and “Information Relating to the Combined Company” for business, financial and share capital information relating to Sunward and the Combined Company, respectively. For further information regarding NovaCopper, see Appendix R to this Circular for NovaCopper management’s discussion and analysis for the year ended November 30, 2014 and see Appendix S to this Circular for NovaCopper management’s discussion and analysis for the three month period ended February 28, 2015.

Corporate Summary

     NovaCopper was incorporated pursuant to the Business Corporations Act (British Columbia) on April 27, 2011. The registered office of NovaCopper is Suite 2600 – 595 Burrard Street, Vancouver, British Columbia, V7X 1L3. The principal office of NovaCopper is Suite 1950 - 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K4.

     NovaCopper is a publicly company engaged in the development and exploration of the high-grade copper-zinc-lead-gold-silver Upper Kobuk Mineral Projects located in Northwest Alaska.

     NovaCopper is a reporting issuer in the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland, Canada. NovaCopper is listed on the TSX and on the NYSE MKT, with the trading symbol “NCQ”. The fiscal year end of NovaCopper is November 30.

     The authorized share capital of NovaCopper consists of an unlimited number of common shares without par value, of which 60,633,701 common shares were issued and outstanding as of the date of this Circular.

Intercorporate Relationships

     The following chart depicts our corporate structure together with the jurisdiction of incorporation of our subsidiary. All ownership is 100%.

DESCRIPTION AND GENERAL DEVELOPMENT OF THE BUSINESS

Description of the Business

     NovaCopper’s principal business is the exploration and development of our Upper Kobuk Mineral Projects (“Upper Kobuk Mineral Projects” or “UKMP Projects”) located in the Ambler mining district in Northwest Alaska, United States of America comprising the (i) Arctic Project, which contains a high-grade polymetallic volcanogenic massive sulfide (“VMS”) deposit (“Arctic Project”); and (ii) Bornite Project, which contains a carbonate-hosted copper deposit (“Bornite Project”). Our goals include expanding mineral resources and advancing our projects through technical, engineering and feasibility studies so that production decisions can be made on those projects.

Business Cycle

     NovaCopper’s business, at its current exploration phase, is cyclical. Exploration activities are conducted primarily during snow-free months. The optimum field season at the Upper Kobuk Mineral Projects is from late May to late September. The length of the snow-free season at the Upper Kobuk Mineral Projects varies from about May through November at lower elevations and from July through September at higher elevations.

NovaCopper’s Strategy

     NovaCopper’s business strategy is focused on creating value for stakeholders through our ownership and advancement of the Arctic Project and exploration of the Bornite Project and through the pursuit of similarly attractive base metal projects. We plan to:

  advance the Arctic Project towards development with key activities including increased definition of the mineral resources, technical studies to support completion of a pre-feasibility or feasibility study, and the advancement of baseline environmental studies;

  advance exploration in the Ambler mining district and, in particular, at the Bornite Project, pursuant to the NANA Agreement through resource development and initial technical studies; and

  pursue project level or corporate transactions that are value accretive.

     The Arctic Project PEA represents an early stage study and highlights certain opportunities for us to further expand upon. Prior to commencing production, further studies that demonstrate the economic viability of the Arctic Project must be completed including pre-feasibility or feasibility studies, all necessary permits must be obtained, a production decision must be made by our board of directors (the “Board”), financing for construction and development must be arranged and construction must be completed. In addition, we will be required to address certain infrastructure challenges, including a road for access, transportation of supplies and mineral concentrate, and obtain additional rights, including surface use rights and access rights. See “Appendix B – Information Relating to NovaCopper – Risk Factors”.

Three Year History

Significant Developments since November 30, 2014

     On April 23, 2015, NovaCopper entered into the Arrangement Agreement with Sunward pursuant to which NovaCopper has agreed to acquire all of the issued and outstanding common shares of Sunward by way of a court-approved plan of arrangement.

Significant Developments in 2014

  On March 18, 2014, NovaCopper reported an updated NI 43-101 resource estimate for the Bornite Project in a report entitled “NI 43-101 Technical Report on the Bornite Project, Northwest Alaska, USA”, dated effective April 1, 2014, which updated the resource estimate previously released on February 5, 2013. At the base case 0.5% copper cut-off grade, the Bornite Project is estimated to contain in-pit Indicated Resources of 14.1 million tonnes of 1.08% Cu or 334 million pounds of contained copper. At the base case 0.5% copper cut-off grade, the Bornite Project is estimated to contain in-pit Inferred Resources of 109.6 million tonnes of 0.94% Cu or 2,259 million pounds of contained copper. Resources are stated as potentially being economically viable in an open-pit mining scenario based on a projected metal price of $3.00 per pound copper, total site operating costs of $18.00 per tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees. At the base case 1.5% copper cut-off grade, the Bornite Project is estimated to contain below-pit Inferred Resources of 55.6 million tonnes of 2.81% Cu or 3,437 million pounds of contained copper. Inferred resources are stated as potentially being economically viable in an underground mining scenario based on a projected metal price of $3.00 per pound copper, total site operating costs of $66.00 per tonne and an average metallurgical recovery of 87%. Inferred resources have a great amount of uncertainty as to their existence and whether they can be mined legally or economically. It cannot be assumed that all or any part of the Inferred resources will ever be upgraded to a higher category. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.

  On July 7, 2014, we announced the completion of a non-brokered private placement of approximately $7.5 million in Units to existing shareholders. Each Unit was priced at $1.15 per Unit and consisted of one common share and one common share purchase warrant. Each common share purchase warrant entitles the holders to purchase one common share at a price of $1.60 per share for a period of five years from the closing date. Net proceeds from the private placement were $7.2 million. The gross proceeds raised were allocated for the 12 months following closing to fund $2.7 million on program expenditures, $4.0 million on general and administrative expenses including costs associated with the offering, and $0.8 million on one-time expenses incurred in reducing annual general and administrative expenses.

  On August 15, 2014, we announced the departure of Senior VP Exploration, Joseph Piekenbrock, VP Human Resources and Workforce Development, Sacha Iley, and VP Corporate Communications, Patrick Donnelly, from our senior management team to reduce our general and administrative expenses.

  On October 28, 2014, we announced the results of our 2014 re-logging and re-sampling program at the Bornite Project. During the 2014 field season, we re-logged the geology and re-sampled approximately 13,000 meters in 37 historical drill holes, originally drilled by Kennecott on the Bornite Project between 1959 and 1976, and submitted the samples for a complete 42 element Induced Coupled Plasma analysis. Of the 37 historic drill holes sampled, 5 holes had intervals of copper grading more than 0.5% copper, and 21 holes contained mineralization grading more than 0.2% copper.

Significant Developments in 2013

  On March 28, 2012, the security holders of NovaGold Resources Inc. (“NovaGold”) voted in favor of the special resolution approving the spin-out of NovaCopper Inc. and its wholly-owned subsidiary NovaCopper US Inc. (“NovaCopper US”) (“Plan of Arrangement” or “Arrangement”). Under the Plan of Arrangement, each holder of NovaGold warrants on record as of April 30, 2012 received the right to receive one NovaCopper Share for every six common shares of NovaGold represented by the warrant. On January 2, 2013, we announced that our largest shareholder, Electrum Strategic Resources L.P. (“Electrum”), added an additional 5.2 million NovaCopper Shares to their holdings through the exercise of NovaGold warrants. We received no proceeds from the exercise of the NovaGold warrants. Between January 10, 2013 to January 18, 2013, we issued an additional 0.9 million NovaCopper Shares to various holders upon their exercise of NovaGold warrants.

  On February 5, 2013, NovaCopper released an updated NI 43-101 resource estimate for the Bornite Project in a report entitled “NI 43-101 Technical Report Resource Estimation – South Reef and Ruby Creek zones, Bornite deposit, Upper Kobuk Mineral Projects, Northwest Alaska”, further to the resource estimate previously released on July 18, 2012 with respect to the Ruby Creek zone. At the base case 1.0% copper cut-off grade, the South Reef zone at the Bornite Project, which lies roughly 400 to 600 meters southeast of the Ruby Creek zone, is estimated to contain Inferred Resources of 43.1 million tonnes of 2.54% Cu or 2,409 million pounds of contained copper. Inferred resources are stated as potentially being economically viable in an underground mining scenario based on a projected metal price of $2.75 per pound copper and total site operating costs of $60.00 per tonne. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.

  On April 30, 2013, we announced the signing of a Memorandum of Understanding (“MOU”) with the Alaska Industrial Development Export Authority (“AIDEA”) to investigate the viability of permitting and constructing an industrial access road to the Ambler mining district and the UKMP Projects. The MOU formalizes the roles of each party as they relate to advancing the AMDIAR, which AIDEA is expected to commence permitting in 2014. The MOU also allows AIDEA to investigate various ways to fund the construction and maintenance of the AMDIAR. Although no specific terms have yet been discussed on payment for usage of the AMDIAR, the arrangement that AIDEA entered into with Cominco Ltd. (now Teck Resources Ltd.) in 1986 for construction of the Red Dog Road and Port Facility may serve as a general template for a final financing agreement. This MOU is non-exclusive, meaning that other mining and exploration companies or other industrial users may also work in cooperation with AIDEA to support development of the AMDIAR by signing their own MOUs.

  On July 30, 2013, we reported a new Preliminary Economic Assessment (“PEA”) prepared under NI 43-101 for the Arctic project in a report entitled “Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District, Northwest Alaska.” The PEA outlines an open-pit scenario of a 12-year mine life supporting a 10,000 tonne-per-day conventional grinding mill-and-flotation circuit at the Arctic deposit with a pre-tax net present value (“NPV”) of $927.7 million or 22.8% internal rate of return (“IRR”) and after-tax NPV of $537.2 million or 17.9% IRR at an 8% discount rate. Initial capital expenditures are estimated at $717.7 million with sustaining capital expenditures of $164.4 million. The base case scenario assumes long-term metal prices of $2.90/lb for copper, $0.85/lb for zinc, $0.90/lb for lead, $22.70/oz for silver and $1,300/oz for gold. The total average operating cost for the proposed mine is estimated at $63.93 per tonne milled. The PEA is preliminary in nature and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that the PEA will be realized.

  On October 9, 2013, we announced the completion of our 2013 exploration field season program at our UKMP Projects which accomplished approximately 8,142 meters or 109% of planned drilling of which 4,684 meters was drilled at the Ruby Creek zone and 3,458 meters at the South Reef zone of the Bornite Project. Results from the drilling campaign were released throughout the fall of 2013. The 2013 exploration program was focused on expansion and further characterization of the resources identified in the 2013 Bornite resource technical report released in February 2013.

  On December 18, 2013, we announced results from our re-sampling and re-assaying program of 33 historical drill holes at the Bornite Project. These holes were previously drilled and only selectively sampled by Kennecott within the Ruby Creek zone of the Bornite deposit. Of the 33 historic drill holes sampled, 26 holes had intervals of copper greater than 0.5% copper, and 29 holes contained mineralization greater than 0.2% copper. The objectives of the re-assay/re-logging program were twofold: 1) to confirm and conduct a Quality Assurance/Quality Control (“QA/QC”) program on the historical sample results; and 2) to identify additional lower-grade (0.2-0.5% copper) shallow material, which was not previously sampled. The re-sampling and re-assaying program has confirmed previously known high-grade mineralization. It is also expected to add additional lower-grade mineralization to NovaCopper’s mineral inventory.

Significant Developments in 2012

  On March 28, 2012, the security holders of NovaGold voted in favor of the special resolution approving the Plan of Arrangement. On April 30, 2012, 46,578,078 Common Shares of NovaCopper (each, a “NovaCopper Share” or “Common Share”) were distributed to NovaGold shareholders such that each NovaGold shareholder of record on the effective date received one NovaCopper Common Share for every six common shares of NovaGold held. In accordance with the terms of the Arrangement, NovaCopper had committed to NovaGold to deliver up to 6,181,352 NovaCopper Shares to satisfy holders of NovaGold warrants, performance share units, and deferred shares units on record as of the close of business April 27, 2012, on the same basis as NovaGold shareholders received under the Plan of Arrangement, at the time of exercise or vesting, as applicable. NovaCopper was funded with $40.0 million in cash by NovaGold as part of the Plan of Arrangement.

  On April 25, 2012, we began trading on the Toronto Stock Exchange (“TSX”) in Canada and NYSE MKT (formerly NYSE-AMEX) in the United States.

  During 2012, we completed the recruitment and hiring of our senior management team. Our President and CEO, Rick Van Nieuwenhuyse, Vice President (“VP”) and Chief Financial Officer, Elaine Sanders, Senior VP Exploration, Joseph Piekenbrock, and VP Human Resources and Workforce Development, Sacha Iley, joined NovaCopper full time from their previous employment at NovaGold. We also announced the addition of Patrick Donnelly as VP Corporate Communications in August 2012.

  On July 18, 2012, we reported an initial resource estimate prepared under NI 43-101 for the Ruby Creek zone of the Bornite property in a report entitled “NI 43-101 Technical Report Resource Estimation – Ruby Creek zone, Bornite deposit, Upper Kobuk Mineral Project, Northwest Alaska.” At a 0.5% copper cut-off grade, the Ruby Creek zone contains Indicated Resources of 6.8 million tonnes at 1.19% Cu or 178.7 million pounds of contained copper and Inferred Resources of 47.7 million tonnes of 0.84% Cu or 883.2 million pounds of contained copper. Resources are stated as contained within a potentially economic resource limiting pit shell using a metal price of $3.00 per pound copper, mining costs of $1.50 per tonne, processing costs of $10.00 per tonne, 100% recoveries and an average pit slope of 45 degrees.

  On October 10, 2012, we announced the completion of our 2012 drilling campaign at our UKMP Projects which accomplished approximately 17,209 meters of which 15,457 meters were drilled at the South Reef zone of the Bornite property and 1,752 meters at the Sunshine deposit on the Ambler lands. Results from the drilling campaign have been released throughout the fall of 2012.

  On November 14, 2012, we announced initial metallurgical optimization results from the Arctic deposit through the completion of a metallurgical test work program. The work results in an increase of copper recoveries to 88.6% from 86.8% and zinc recoveries to 91.7% from 81.1% previously reported in our PEA for the Arctic project entitled “NI 43-101 Preliminary Economic Assessment Ambler Project, Kobuk, AK”. It also resulted in improved precious metal recoveries to the copper concentrate.

History of NovaCopper

Spin-Out

     We were formerly a wholly-owned subsidiary of NovaGold. At a special meeting of securityholders of NovaGold held on March 28, 2012, the securityholders voted in favour of a special resolution approving the distribution of Common Shares of NovaCopper to the shareholders of NovaGold as a return of capital through a statutory Plan of Arrangement under the Companies Act (Nova Scotia).

     On April 30, 2012, all of the outstanding NovaCopper Shares were distributed to shareholders of NovaGold such that each NovaGold shareholder of record at the close of business on April 27, 2012 received one NovaCopper Share for every six common shares in the capital of NovaGold held at that time. The NovaCopper Shares were listed and posted for trading on the TSX and on the NYSE MKT under the symbol NCQ on April 25, 2012.

Agreement with NANA Regional Corporation

     On October 19, 2011, NANA Regional Corporation, Inc. (“NANA”), an Alaska Native Corporation headquartered in Kotzebue, Alaska, and NovaCopper US entered an Exploration Agreement and Option Agreement, as amended (the “NANA Agreement”) for the cooperative development of NANA’s respective resource interests in the Ambler mining district of Northwest Alaska. The NANA Agreement consolidates our and NANA’s land holdings into an approximately 142,831-hectare land package and provides a framework for the exploration and any future development of this high-grade and prospective poly-metallic belt.

     The NANA Agreement grants NovaCopper US the nonexclusive right to enter on, and the exclusive right to explore, the Bornite lands and the Alaska Native Claims Settlement Act (“ANCSA”) lands (each as defined in the NANA Agreement) and in connection therewith, to construct and utilize temporary access roads, camps, airstrips and other incidental works. In consideration for this right, NovaCopper US paid to NANA $4 million in cash. NovaCopper US will also be required to make payments to NANA for scholarship purposes in accordance with the terms of the NANA Agreement. NovaCopper US has further agreed to use reasonable commercial efforts to train and employ NANA shareholders to perform work for NovaCopper US in connection with its operations on the Bornite lands, ANCSA lands and Ambler lands (as defined in the NANA Agreement) (collectively, the “Lands”). Under the NANA Agreement, NANA also has the right to appoint a board member to NovaCopper’s Board within a five year period following our public listing on a stock exchange.

     The NANA Agreement has a term of 20 years, with an option in favour of NovaCopper US to extend the term for an additional 10 years. The NANA Agreement may be terminated by mutual agreement of the parties or by NANA if NovaCopper US does not meet certain expenditure requirements on the Bornite lands and ANCSA lands.

     If, following receipt of a feasibility study and the release for public comment of a related draft environmental impact statement, we decide to proceed with construction of a mine on the Lands, NovaCopper US will notify NANA in writing and NANA will have 120 days to elect to either (a) exercise a non-transferrable back-in-right to acquire an undivided ownership interest between 16% and 25% (as specified by NANA) of that specific project; or (b) not exercise its back-in-right, and instead receive a net proceeds royalty equal to 15% of the net proceeds realized by NovaCopper US from such project (following the recoupment by NovaCopper of all costs incurred, including operating, capital and carrying costs). The cost to exercise such back-in-right is equal to the percentage interest in the project multiplied by the difference between (i) all costs incurred by NovaCopper US or its affiliates on the project, including historical costs incurred prior to the date of the NANA Agreement together with interest on the historical costs; and (ii) $40 million (subject to exceptions). This amount will be payable by NANA to NovaCopper US in cash at the time the parties enter into a joint venture agreement and in no event will the amount be less than zero.

     In the event that NANA elects to exercise its back-in-right, the parties will as soon as reasonably practicable form a joint venture, with NANA’s interest being between 16% to 25% and NovaCopper US owning the balance of the interest in the joint venture. Upon formation of the joint venture, the joint venture will assume all of the obligations of NovaCopper US and be entitled to all the benefits of NovaCopper US under the NANA Agreement in connection with the mine to be developed and the related Lands. A party’s failure to pay its proportionate share of costs in connection with the joint venture will result in dilution of its interest. Each party will have a right of first refusal over any proposed transfer of the other party’s interest in the joint venture other than to an affiliate or for the purposes of granting security. A transfer by either party of any net proceeds royalty interest in a project other than for financing purposes will also be subject to a first right of refusal. A transfer of NANA’s net smelter return on the Lands is subject to a first right of refusal by NovaCopper.

     In connection with possible development of a mine on the Bornite lands or ANCSA lands, NovaCopper US and NANA will execute a mining lease to allow NovaCopper US or the joint venture to construct and operate a mine on the Bornite lands or ANCSA lands. These leases will provide NANA a 2% net smelter royalty as to production from the Bornite lands and a 2.5% net smelter royalty as to production from the ANCSA lands. If NovaCopper US decides to proceed with construction of a mine on the Ambler lands, NANA will enter into a surface use agreement with NovaCopper US which will afford NovaCopper US access to the Ambler lands along routes approved by NANA on the Bornite lands or ANCSA lands. In consideration for the grant of such surface use rights, NovaCopper US will grant NANA a 1% net smelter royalty on production and an annual payment of $755 per acre (as adjusted for inflation each year beginning with the second anniversary of the effective date of the NANA Agreement and for each of the first 400 acres (and $100 for each additional acre) of the lands owned by NANA and used for access which are disturbed and not reclaimed.

     We have formed an oversight committee with NANA, which consists of four representatives from each of NovaCopper and NANA (the “Oversight Committee”). The Oversight Committee is responsible for certain planning and oversight matters carried out by us under the NANA Agreement. The planning and oversight matters that are the subject of the NANA Agreement will be determined by majority vote. The representatives of each of NovaCopper and NANA attending a meeting will have one vote in the aggregate and in the event of a tie, the NovaCopper representatives jointly shall have a deciding vote on all matters other than Subsistence Matters, as that term is defined in the NANA Agreement. There shall be no deciding vote on Subsistence Matters and we may not proceed with such matters unless approved by majority vote of the Oversight Committee or with the consent of NANA, such consent not to be unreasonably withheld or delayed.

Principal Markets

     We do not currently have a principal market. Our principal objective is to become a producer of copper.

Specialized Skill and Knowledge

     All aspects of our business require specialized skills and knowledge. Such skills and knowledge include the areas of geology, mining and accounting.

Environmental Protection

     Mining is an extractive industry that impacts the environment. Our goal is to evaluate ways to minimize that impact and to develop safe, responsible and profitable operations by developing natural resources for the benefit of our employees, shareholders and communities and maintain high standards for environmental performance at our Upper Kobuk Mineral Projects. We strive to meet or exceed environmental standards at our Upper Kobuk Mineral Projects. One way we do this is through collaborations with local communities, including Native Alaskan groups. We are currently active only in Alaska, which has established environmental standards and regulations that we intend to strive to exceed. Our environmental performance will be overseen at the Board level and environmental performance is the responsibility of the project manager.

  All new activities and operations will be managed for compliance with applicable laws and regulations. In the absence of regulation, best management practices will be applied to manage environmental risk.

  We will strive to limit releases to the air, land or water and appropriately treat and dispose of waste.

Employees

     As of November 30, 2014, we had 9 full-time employees, 6 of whom were employed at our executive office in Vancouver, BC, and 3 of whom were employed at our Upper Kobuk Mineral Projects. The number of individuals employed by us fluctuates throughout the year depending on the season; however during 2014, we had on average, 20 employees working for us. We have entered into executive employment agreements with two individuals, the CEO and CFO.

     We believe our success is dependent on the performance of our management and key employees, many of whom have specialized skills in exploration in Alaska and the base metals industry. Substantially all of our exploration site employees have been active in the Ambler mining district for the last five years and are knowledgeable as to the geology, metallurgy and infrastructure related to mining development.

Segment Information

     We operate in one geographical jurisdiction, being the United States, and all of our mineral properties and plant and equipment are located in Alaska.

Competitive Conditions

     The mineral exploration and development industry is competitive in all phases of exploration, development and production. There is a high degree of competition faced by us in Alaska and elsewhere for skilled management employees, suitable contractors for drilling operations, technical and engineering resources, and necessary exploration and mining equipment, and many of these competitor companies have greater financial resources, operational expertise, and/or more advanced properties than us. Additionally, our operations are in a remote location where skilled resources and support services are limited. We have in place experienced management personnel and continue to evaluate the required expertise and skills to carry out our operations. As a result of this competition, we may be unable to achieve our exploration and development in the future on terms we consider acceptable or at all.

THE UPPER KUBUK MINERAL PROJECTS

     The following descriptions summarize selected information about our Upper Kobuk Mineral Projects, which are located in the Ambler mining district of Alaska and include the Arctic Project and the Bornite Project. All of the UKMP Projects are without known reserves and all proposed programs for the properties are exploratory in nature.

Arctic Project, Ambler Mining District, Alaska

Arctic Project – Technical Report

     Except with respect to the land size disclosure and the disclosure regarding the number of claims (which were both increased subsequent to the effective date of the PEA), and the information under the heading “Arctic Project – Current Activities”, or as otherwise stated, the scientific and technical information relating to the Arctic Project contained in this Circular is derived from, and in some instances is an extract from, the technical report titled “Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District Northwest Alaska” dated effective September 12, 2013 prepared by Tetra Tech and EBA, a Tetra Tech Company (and together with Tetra Tech, “Tetra Tech”). Erin Workman, P.Geo., an employee to the Company and a Qualified Person as defined in 43-101, has approved the scientific and technical information contained herein. The information regarding the Arctic Project is based on assumptions, qualifications and procedures which are not fully described herein. Reference should be made to the full text of the PEA which has been filed with certain Canadian securities regulatory authorities pursuant to NI 43-101 and is available for review on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Arctic Project - Property Description and Location

     The Arctic Project is located in the Ambler mining district of the southern Brooks Range, in the Northwest Arctic Borough (“NWAB”) of Alaska. The Arctic Project is located 260 km east of the town of Kotzebue, 30 km north of the village of Kobuk, 260 km west of the Dalton Highway, an all-weather state maintained public road, at geographic coordinates N67.17° latitude and W156.38° longitude (Universal Transverse Mercator (UTM) North American Datum (NAD) 83, Zone 4 coordinates 7453080N, 613110E). The current size of the Ambler lands is approximately 65 km long x 8 km wide and comprises a total of 45,348 ha.

     The Ambler lands comprise 45,348 ha of State of Alaska mining claims and US Federal patented mining claims in the Kotzebue Recording District. The Ambler land tenure consists of 1,358 contiguous claims, including 875 40-acre State claims, 481 160-acre State claims, and two Federal patented claims comprising 110 ha held in the name of NovaCopper US Inc. The Arctic Project is located near the southern edge of the centre of the claim block. The Federal patented claim corners were located by the US Geological Survey. There is no expiration date or labor requirement on the Federal patented claims. Rent for each State claim is paid annually to the Alaska Department of Natural Resources (“ADNR”). An Annual Labor Statement must be submitted annually to maintain the State claims in good standing.

     In 1971, the US Congress passed the Alaska Native Claims Settlement Act which settled land and financial claims made by the Alaska Natives and provided for the establishment of 13 regional corporations to administer those claims. These are known as the Alaska Native Regional Corporations. One of these 13 regional corporations is NANA. ANCSA Lands controlled by NANA bound the southern border of the Property claim block. National Park lands are within 25 km of the northern property border.

Figure 1: Regional Location Map

Figure 2: Upper Kobuk Mineral Projects Lands Prospect Location Map

     There are no known environmental liabilities due to previous operators or from our ongoing exploration activities at the Arctic Project. There has been no mine development or production on the Ambler lands.

     Multiple permits are required during the exploration phase of the Arctic Project. Permits are issued from Federal, State, and Regional agencies, including: the Environmental Protection Agency (“EPA”), the US Army Corps of Engineers (“USACE”), the Alaska Department of Environmental Conservation (“ADEC”), the Alaska Department of Fish and Game (“ADF&G”), the ADNR, and the NWAB. The State of Alaska permit for exploration on the Arctic Project, the Annual Hardrock Exploration Activity (“AHEA”) Permit, is obtained and renewed every five years through the ADNR – Division of Mining, Land and Water. NovaCopper holds an AHEA exploration permit in good standing with the Alaska DNR. The Arctic Project is within the NWAB thus requiring a Title 9 Miscellaneous Land Use permit for mineral exploration, fuel storage, gravel extraction, and the operation of a landfill. NovaGold held these permits in good standing during the 2004 to 2008 seasons and renewed the permits for the 2010 exploration season to 2015. The Bornite Camp, Bornite Landfill, Dahl Creek Camp, and the to-be-constructed Arctic Camp are permitted by the ADEC.

     A number of statutory reports and payments are required to maintain the claims in good standing on an annual basis. As the Arctic Project progresses, additional permits for environmental baseline and detailed engineering studies will be necessary at federal, state, and local levels.

Arctic Project - Accessibility, Climate, Local Resources, Infrastructure and Physiography

     Accessibility is one of the most significant challenges of developing the Arctic Project. There is no developed surface access to the Ambler mining district.

     Primary access to the Arctic Project is by air, using both fixed wing aircraft and helicopters. There are four well maintained, approximately 1,500 m-long gravel airstrips located near the Arctic Project, capable of accommodating charter fixed wing aircraft. These airstrips are located 66 km west at Ambler, 46 km southwest at Shungnak, 36 km southwest at Kobuk, and 32 km southwest at Dahl Creek. There is daily commercial air service from Kotzebue to the village of Kobuk, the closest community to the Arctic Project. During the summer months, the Dahl Creek Camp airstrip is suitable for larger aircraft, such as C-130 and DC-6. In addition to the four 1,500 m airstrips, there is a 700 m airstrip located at the Bornite Camp, approximately 25 km southwest of the Arctic Deposit, and a 400 m airstrip located approximately 10 km southwest of the Arctic Deposit. The airstrip at Bornite is suited to smaller aircraft, which support the camp with personnel and supplies. A winter trail and a one-lane dirt road suitable for all-terrain vehicles or construction equipment links the Arctic Project’s main camp at Bornite to the 400 m Dahl Creek airstrip and camp southwest of the Arctic Deposit.

     The climate in the region is typical of a sub-arctic environment. Exploration is generally conducted from late May until late September. Weather conditions on the Ambler lands can vary significantly from year to year and can change suddenly. During the summer exploration season, average maximum temperatures range from 10°C to 20°C, while average lows range from -2°C to 7°C. By early October, unpredictable weather limits regular helicopter travel to the Arctic Project. During winter months, the Arctic Project can be accessed by snow machine, track vehicle, or fixed wing aircraft. Winter temperatures are routinely below -25°C and can exceed -50°C. Annual precipitation in the region averages at 395 mm with the most rainfall occurring from June through September, and the most snowfall occurring from November through January.

     The Arctic Project is located along the south slope of the Brooks Range, which separates the Arctic region from the interior of Alaska. Nearby surface water includes Subarctic Creek, the Shungnak and Kogoluktuk Rivers, the Kobuk River, and numerous small lakes. The Arctic Project is located at the eastern end of Subarctic Creek, a tributary of the Shungnak River to the west, along a ridge between Subarctic Creek and the Kogoluktuk River Valley. The property area is marked by steep and rugged terrain with high topographic relief. Elevations range from 30 masl along the Kobuk River to 1,180 masl on a peak immediately north of the Arctic Project area. The divide between the Shungnak and Kogoluktuk Rivers in the Ambler Lowlands is approximately 220 masl. The Kobuk Valley is located at the transition between boreal forest and Arctic tundra. Spruce, birch, and poplar are found in portions of the valley, with a ground cover of lichens (reindeer moss). Willow and alder thickets and isolated cottonwoods follow drainages, and alpine tundra is found at higher elevations. Tussock tundra and low, heath-type vegetation covers most of the valley floor. Intermittent permafrost exists on the Arctic Project.

     Wildlife in the area includes caribou, moose, Dall sheep, bears (grizzly and black), wolves, wolverines, coyotes, and foxes. Fish species include salmon, sheefish, arctic char, and arctic grayling. The Kobuk River, which briefly enters the UKMP lands on its southwest corner, is a significant salmon spawning river. Subarctic Creek, which does not contain anadromous fish, drains into the Shungnak River, which drains into the Kobuk River. The caribou on the property belong to the Western Arctic herd that migrates twice a year – south in August, from their summer range north of the Brooks Range, and north in March from their winter range along the Buckland River.

     Currently, the Arctic Project does not have access to Alaska power and transportation infrastructure. Beginning in 2009, the Arctic Project has been the focus of the Ambler Mining District Access Corridor study The proposed Ambler Access Route is a 322 km road running east from the Property to the Dalton Highway.

     The proposed Arctic Project mine site infrastructure is spread over a distance of approximately 6 km within the upper reaches of the Sub-Arctic Creek Valley. The proposed development for the Arctic Project consists of the following major infrastructure: roads and an airstrip, mill buildings and related services facilities including maintenance and truck shops, and assay lab, water supply and distribution, waste management, fuel storage, on site explosive storage, power supply, tailings storage facility (“TSF”) and water management, water treatment plant, construction and permanent camp accommodation, waste rock storage facilities, and communication infrastructure.

     The proposed mine-site infrastructure has been located to take advantage of local topography, minimize pumping requirements from the mill building to the TSF, minimize environmental impacts to Sub-Arctic Creek, minimize snow avalanche mitigation requirements, and to reduce the haul distance from the pit to the primary crusher and TSF.

     The Arctic Deposit proposed access road branches off from the proposed AMDIAR and ends at the Arctic Deposit. Figure 3 shows the overall road location plan showing the relationship of the proposed access road to the proposed Brooks East corridor which eventually connects to the existing Dalton Highway 320 km from the access road intersection. The proposed access road is 17 km long from the AMDIAR corridor to the Arctic Project site.

Figure 3: Proposed Access to the Arctic Project Site

     The proposed location for an airstrip sufficient to support project activities is located in the valley approximately 21 km from the Arctic Project site. Geotechnical data is not available for the site but it is assumed that the facility will require permafrost protection to ensure year round operations. The proposed airstrip will operate as a private aerodrome and prior permission will be required for all aircraft utilizing the site. The gravel airstrip will be approximately 1,524 meters long and capable of landing a Dash 8 – Q400/Hercules C130.

     The Arctic Project will require power of 15 MW of peak load for 10,000 t/d operation demand. It is proposed that power will be generated by five self-contained 3.6 MW prime diesel generators. Four units will be in service with the fifth unit reserved for maintenance. Heat will be recovered from the generators and used to heat the mill, camp and related facilities.

Arctic Project - History

     During the 1940’s and 1950’s Bear Creek Mining Corporation (“BCMC”), an exploration subsidiary of Kennecott, conducted regional reconnaissance exploration in the Cosmos Hills and the southern Brooks Range. Stream silt sampling in 1963 by BCMC revealed a significant copper anomaly in Arctic Creek roughly 17 km northeast of the previously identified Bornite deposit. The area was subsequently staked and, in 1967, eight core holes were drilled at the Arctic Deposit yielding impressive massive sulphide intercepts over an almost 500-m strike length. BCMC conducted intensive exploration on the property until 1977 and then intermittently through 1998. No drilling or additional exploration was conducted on the Arctic Project between 1998 and 2004.

Arctic Project - Historical Metallurgical Testwork

     Metallurgical studies during the Kennecott era included: two initial mineralogical studies undertaken by the Kennecott Research Center (“KRC”) to evaluate and identify the potential beneficiation or metallurgical treatment of concentrates of the samples from the deposit and a subsequent 1999 Lakefield Research Ltd. (Lakefield) metallurgical test program to confirm and improve upon the results from the 1970s KRC test work program. In 2012, NovaCopper contracted SGS to conduct an extensive metallurgical program in support of the Arctic PEA, the results of which are described and summarized below under the heading “Arctic Project – Metallurgical Testing”.

Arctic Project - Historical Geophysics

     Prior to 1998, Kennecott conducted a series of geophysical surveys which are poorly documented or are unavailable to NovaCopper. In March 1998, Kennecott initiated an extensive helicopter-supported airborne electromagnetic (“EM”) and magnetic survey covering the entire VMS belt, including the Arctic Deposit. Kennecott identified eight EM anomalies which were deemed to have significant potential for mineralization and followed-up with additional gravity lines and/or Controlled Source Audio-frequency Magneto-Telluric (“CSAMT”) lines during 1998. Kennecott conducted no further geophysical field exploration in the district after 1998.

Arctic Project - Historical Drilling

     Between 1967 and July 1985, Kennecott (BCMC) completed 86 holes (including 14 large diameter metallurgical test holes) totalling 16,080 m. In 1998, Kennecott drilled an additional 6 core holes totalling 1,492 m to test for: 1) extensions of the known Arctic resource; 2) grade and thickness continuity at Arctic; and 3) a nearby airborne geophysical anomaly. Drilling for all BCMC/Kennecott campaigns in the Arctic Deposit area (1966 to 1998) totals 92 core holes for a combined 17,572 m.

     No drilling was performed on the project between 1999 and 2003. NovaGold took control of the project in 2004.

Arctic Project - Historical Geochemistry

     Historic geochemistry for the district, compiled in the 1998 Kennecott database, includes 2,255 soil samples, 922 stream silt samples, 363 rock samples, and 37 panned concentrate samples. Data has been sourced from several companies including Kennecott, Sunshine Mining, Resource Associates of Alaska, and NANA. Sourcing of much of the data had been poorly documented in the database. During 1998, Kennecott renewed its effort in the district, and, as a follow-up to the 1998 EM survey, undertook directed soil and rock chip sampling in and around EM anomalies generated in the geophysical targeting effort. During this period Kennecott collected 962 soils and 107 rocks and for the first time used extensive multi-element inductively coupled plasma (“ICP”) analysis.

Arctic Project - Geologic Setting

Regional Geology

     The Ambler mining district occurs along the southern margin of Brooks Range within an east-west trending zone of Devonian to Jurassic age submarine volcanic and sedimentary rocks. The district covers both: 1) VMS-like deposits and prospects hosted in the Devonian age Ambler Sequence (or Ambler Schist belt), a group of metamorphosed bimodal volcanic rocks with interbedded tuffaceous, graphitic and calcareous volcaniclastic metasediments; and 2) epigenetic carbonate-hosted copper deposits occurring in Devonian age carbonate and phyllitic rocks of the Bornite Carbonate Sequence. The Ambler Sequence occurs in the upper part of the Anirak Schist, the thickest member of the Schist belt or Coldfoot subterrane. VMS-like stratabound mineralization can be found along the entire 110 km strike length of the district. Immediately south of the Schist belt in the Cosmos Hills, a time equivalent section of the Anirak Schist includes the approximately 1 km thick Bornite Carbonate Sequence. Mineralization of both the VMS-like deposits of the Schist belt and the carbonate-hosted deposits of the Cosmos Hills has been dated at 375 to 387 Ma.

     In addition, the Ambler mining district is characterized by increasing metamorphic grade north perpendicular to the strike of the east-west trending units. The district shows isoclinal folding in the northern portion and thrust faulting to south (Schmidt 1983). The Devonian to Mississippian age Angayucham basalt and the Triassic to Jurassic age mafic volcanic rocks are in low-angle over thrust contact with various units of the Ambler Schist belt and Bornite Carbonate Sequence along the northern edge of the Ambler Lowlands.

Local/Property Geology

     Rocks that form the Ambler Sequence consist of a lithologically diverse sequence of lower Paleozoic Devonian age carbonate and siliciclastic strata with interlayered mafic lava flows and sills and felsic tuffs. The clastic strata, derived from terrigenous continental and volcanic sources, were deposited primarily by mass-gravity flow into the sub-wavebase environment of an extending marginal basin.

     Though the Ambler Sequence is exposed over 110 km of strike length, descriptions and comments herein will refer to an area between the Kogoluktuk River on the east and the Shungnak River on the west where we have focused the majority of our exploration efforts over the last decade.

     The local base of the Ambler Sequence consists of variably metamorphosed carbonates historically referred to as the Gnurgle Gneiss. We interpret these strata as calc-turbidites, perhaps deposited in a sub-wavebase environment adjacent to a carbonate bank. Calcareous schists overlie the Gnurgle Gneiss and host sporadically distributed mafic sills and pillowed lavas. These fine-grained clastic strata indicate a progressively quieter depositional environment up section, and the presence of pillowed lavas indicates a rifting, basinal environment.

     Overlying these basal carbonates and pillowed basalts is a section of predominantly fine-grained carbonaceous siliciclastic rocks which host a significant portion of the mineralization in the district including the Arctic Deposit. This quiescent section indicates further isolation from a terrigenous source terrain.

     The section above the Arctic Deposit host stratigraphy contains voluminous reworked silicic volcanic strata with the Button Schist at its base. The Button Schist is a regionally continuous and distinctive albite porphyroblastic unit that serves as an excellent marker above the main mineralized stratigraphy. The paucity of volcanically derived strata below the Arctic Deposit host section and abundance above indicates that the basin and surrounding hinterlands underwent major tectonic reorganization during deposition of the Arctic Deposit section. Greywacke sands that we interpret as channeled high-energy turbidites occur throughout the section but concentrate high in the local stratigraphy.

     Several rock units show substantial change in thickness and distribution in the vicinity of the Arctic Deposit that may have resulted from the basin architecture existing at the time of deposition. Between the Arctic Ridge, geographically above the Arctic Deposit, and the Riley Ridge to the west, several significant differences have been documented including: 1) the Gnurgle Gneiss, which is thickest in exposures along the northern extension of Arctic Ridge and appears to thin to the west; 2) mafic lavas and sills which thicken from east to west; they show thick occurrences in upper Subarctic Creek and to the west, but are sparsely distributed to the east; 3) the quartzite section, which within and above the Arctic sulphide horizon does not occur in abundance east of Arctic Ridge; it is thicker and occurs voluminously to the west; 4) the Button Schist which thickens dramatically to the west from exposures on Arctic Ridge; exposures to the east are virtually nonexistent; and 5) Greywacke sands which do not exist east of Subarctic Creek but occur in abundance as massive, channeled accumulations to the west, centered on Riley Ridge.

     These data are interpreted by us to define a generally north-northwest-trending depocentre through the central Ambler mining district. Diamictite occurrences described below in concert with these formational changes suggest that the depocentre had a fault-controlled eastern margin with the basin deepening to the west. This original basin architecture appears to have controlled mineralization of the sulphide systems at Ambler and Shungnak (Dead Creek), concentrating fluid flow along structures on the eastern basin margin.

     In addition to the underlying pre-deformational structural framework of the district suggested by the stratigraphic thickening of various facies around the Arctic Deposit, the Ambler Sequence is deformed by two penetrative deformational events that significantly complicate the distribution and spatial arrangement of the local stratigraphy; as described below.

  F1 Deformation: the earliest penetrative deformation event is associated with greenschist metamorphism and the development of regional schistosity. True isoclinal folds are developed and fold noses typically are thickened. The most notable F1 fold is the Arctic antiform that defines the upper and lower limbs of the Arctic Deposit. The fold closes along a north-northeast- trending fold axis roughly mimicking the trace of Subarctic Creek and opening to the east. Importantly, the overturned lower limb implies that the permissive stratigraphy should be repeated on a lower synformal isocline beneath the currently explored limbs and would connect with the permissive mineralized stratigraphy to the northwest at Shungnak (Dead Creek).

  F2 Deformation: the earlier F1 schistosity is in turn deformed by the F2 deformational event that resulted in the local development of an axial planar cleavage. The deformational event is well defined throughout the Schist belt and results in a series of south verging open to moderately overturned folds that define a series of east-west trending folds of similar vergence across the entire Schist belt stratigraphies. This event is likely temporarily related to the emplacement of the Devonian Angayucham volcanics, the obducted Jurassic ophiolites and Cretaceous sediments over the Schist belt stratigraphies. In addition to the earlier penetrative deformation events, a series of poorly defined non-penetrative deformation events, likely as a consequence of Cretaceous extension, are seen as a series of warps or arches across the district. The interplay between the complex local stratigraphy, the isoclinal F1 event, the overturned south verging F2 event and the series of post-penetrative deformational events makes district geological interpretation often extremely difficult at a local scale.

     Recent work by us defines the Arctic Deposit as two or more discrete horizons of sulphide mineralization contained in a complexly deformed isoclinal fold with an upright upper limb and an overturned lower limb hosting the main mineral resources. Nearby drilling suggests a third limb, an upright lower limb, likely occurs beneath the currently explored stratigraphy.

     Mineralization occurs as stratiform semi-massive sulphide (“SMS”) to massive sulphide (“MS”) beds within primarily graphitic chlorite schists and fine-grained quartz sandstones. The sulphide beds average four meters in thickness but vary from less than one meter up to as much as eighteen meters in thickness. The bulk of the mineralization is within six modelled zones lying along the upper and lower limbs of the Arctic isoclinal anticline. All of the zones are within an area of roughly 1 km2 with mineralization extending to a depth of approximately 250 m below the surface. Mineralization characteristically varies from MS to SMS. Unlike more typical VMS deposits, mineralization is not characterized by steep metal zonation or massive pyritic zones. Mineralization is dominantly sheet-like zones of base metal sulphides with variable pyrite and only minor zonation usually on an extremely small scale. No stockworks or stringer zones in association with the mineralization have been observed. More importantly, the mineralization in general exhibits characteristics and textures common to replacement-style mineralization. Mineralization is predominately coarse-grained sulphides consisting mainly of chalcopyrite, sphalerite, galena, tetrahedrite, arsenopyrite, pyrite and pyrrhotite. Trace amounts of electrum and enargite are also present. Gangue minerals associated with the mineralized horizons include quartz, barite, white mica, black chlorite, talc, calcite, dolomite and cymrite.

     Talc and magnesium chlorite are the dominant alteration products associated with the sulphide-bearing horizons. Talc alteration grades downward and outward to mixed talc-magnesium chlorite with minor phlogopite, into zones of dominantly magnesium chlorite, then into mixed magnesium chlorite-phengite with outer phengite-albite zones of alteration. Thickness of alteration zones vary with stratigraphic interpretation, but tens of meters for the outer zones is likely, as seen in phengite-albite exposures on the east side of Arctic Ridge. Stratigraphically above the sulphide-bearing horizons significant muscovite as paragonite is developed and results in a marked shift in sodium/magnesium ratios across the sulphide bearing horizons. Of particular note are the barium (“Ba”) species including barite, cymrite (a high-pressure Ba phyllosilicate), and Ba-bearing muscovite, phlogopite and biotite. These species associated with both alteration and mineralization has also been strongly remobilized during metamorphism (Schmandt 2009).

     Historic interpretation of the genesis of the Ambler Schist belt deposits have called for a syngenetic VMS origin with steep thermal gradients in and around seafloor hydrothermal vents resulting in metal deposition due to the rapid cooling of chloride bound base metals. A variety of VMS types have been well documented in the literature (Franklin et al. 2005) with the Ambler Schist belt deposits most similar to deposits associated with a bimodal mafic dominant volcanism related to incipient rifting. The majority of field observations broadly support such a scenario at the Arctic Deposit and include: 1) the tectonic setting with Devonian volcanism in an evolving continental rift; 2) the geologic setting with bimodal volcanics including pillow basalts and limited felsic volcanic tuffs; 3) an alteration assemblage with well-defined magnesium-rich footwall alteration and sodium-rich hanging wall alteration; and 4) typical polymetallic base-metal mineralization with massive and semi-massive sulphides. Although the majority of field observations support a VMS genesis to the deposits of the Schist belt, a series of other observations and characteristics suggest a more direct genetic link with that of the carbonate-hosted Bornite Deposit in the Devonian Bornite Carbonate Sequence. Both deposit types have been dated at 375 to 387 Ma suggesting a clear temporal link.

     The principal lithologic units captured in logging and mapping by us, in broad chronological order from oldest to youngest are as follows: greenstone, chlorite schist, talc schist, grey to black schists, metarhyolites, most notably the so-called button schist which serves as an important stratigraphic marker, quartz muscovite schists, diamictites and greywackes.

Arctic Project - Exploration

     NovaGold began exploration of the Arctic Deposit and surrounding lands of the Schist belt in 2004 after optioning the property from Kennecott. Previous exploration on the Arctic Project during Kennecott’s tenure is summarized in “Arctic Project – History”. Field exploration was largely conducted during the period between 2004 to 2007 with associated engineering and characterization studies between 2008 and the present. Table 2 summarizes the exploration work conducted by NovaGold and us during our tenure from 2004 to the present.

Table 2: Summary of NovaCopper/NovaGold Exploration Activities Targeting VMS-style Mineralization in the Ambler Sequence Stratigraphy and the Arctic Deposit

Work Completed	Year	Details	Focus

Geological Mapping
-	2004	-	Arctic Deposit surface geology
-	2005	-	Ambler Sequence west of the Arctic Deposit
-	2006	-	COU, Dead Creek, Sunshine, Red
Geophysical Surveys
SWIR Spectrometry	2004	2004 drill holes	Alteration characterization
TDEM	2005	2 loops	Follow-up of Kennecott DIGHEM EM survey
	2006	13 loops	District targets
	2007	6 loops	Arctic extensions
Downhole EM	2007	4 drill holes	Arctic Deposit
Geochemistry
-	2005	-	Stream silts – core area prospects
-	2006	-	Soils – core area prospects
-		-	Stream silts – core area prospects
-	2007	-	Soils – Arctic Deposit area
Survey
Collar	2004 to 2011	GPS	All 2004 to 2011 NovaCopper drill holes
	2004, 2008	Resurveys	Historical Kennecott drill holes
Photography/Topography	2010	-	Photography/topography
Technical Studies
Geotechnical	2010	BGC	Preliminary geotechnical and hazards
ML/ARD	2011	SRK	Preliminary ML and ARD
Metallurgy	2012	SGS	Preliminary mineralogy and metallurgy
Geotechnical and Hydrology	2012	BGC	Preliminary rock mechanics and hydrology
Project Evaluation
Resource Estimation	2008	SRK	Resource estimation
PEA	2011	SRK	PEA
	2012	SRK	PEA update

Note: SWIR = short wave infrared; ML = metal leaching; BGC = BGC Engineering Inc.; SRK = SRK Consulting

Arctic Project - Mineralization

     In 2013, we updated the mineralization models, representing massive and semi-massive VMS-style mineralization. Geometrically, the mineralization is confined to six lenticular mineralized zones concentrated along an isoclinal fold hinge. Five of the six SMS zones contain a core of MS material. For more details regarding length, width, depth and continuity together with a description of the type, character and distribution of the mineralization see “Local/Property Geology” above.

Arctic Project - Drilling

     Drilling at the Arctic Deposit has been ongoing since its initial discovery in 1965. Approximately 31,907 m of drilling in 135 drill holes have been completed at the deposit or on potential extensions in 23 campaigns spanning 45 years. All of the drill campaigns have been run under the auspices of either: 1) Kennecott and its subsidiaries, or 2) NovaGold, our predecessor company.

     We and our predecessor company NovaGold, have drilled 17,983 m in 59 different drill holes targeting the Arctic Deposit and several other prospects of the Ambler Schist belt. Table 3 summarizes all of the NovaCopper/NovaGold tenure drilling on the Property.

Table 3: Summary of NovaCopper/NovaGold Drilling

		No. of
Year	Meters	Drill Holes	Sequence	Purpose of Drilling

2004	2,996	11	AR04-78 to 88	Deposit scoping and verification
2005	3,030	9	AR05-89 to 97	Extensions to the Arctic Deposit
2006***	3,100	12	AR06-98 to 109	Property-wide exploration drilling
2007	2,606	4	AR07-110 to 113	Deep extensions of the Arctic Deposit
2008*	3,306	14	AR08-114 to 126	Grade continuity and metallurgy
2011**	1,193	5	AR11-127 to 131	Geotechnical studies
2012***	1,752	4	SC12-014 to 017	Exploration drilling – Sunshine

Notes:	*A total of 12 of the 14 holes drilled in 2008 were utilized in the 2012 SRK resource update. Two holes were maintained in sealed frozen storage to provide additional metallurgical samples if required.
**Geotechnical holes drilled in 2011 are not included in the current resource estimation contained herein.
***Drilling in 2006 and 2012 targeted exploration targets elsewhere in the VMS belt.

     Over the Arctic Project’s history, a relatively limited number of drill companies have been used by Kennecott and NovaCopper/NovaGold at the Arctic Deposit. During Kennecott’s tenure on the Property, Sprague and Henwood, a Pennsylvania-based drilling company was the principal contractor. Sprague and Henwood utilized company manufactured drill rigs during their tenure on the Property. Many of their rigs remain at the Bornite Deposit and constitute a historical inventory of 1950s and 1960s exploration artifacts. Tonto Drilling provided services to Kennecott during Kennecott’s short return to the district in the late 1990s. We and NovaGold have utilized Boart Longyear as our only contractor. The 2004 to 2012 NovaCopper/NovaGold drill programs used a single skid-mounted LF-70 core rig, drilling HQ or NQ core. Wireframes were updated in 2013 to incorporate interpretation of all drill results to date and have been included in the resource estimate.

Arctic Project - Sampling Methodology and Analysis

     The data for the Arctic Deposit resource was generated over three primary drilling campaigns: 1966 to 1986 when BCMC, a subsidiary of Kennecott Copper Corporation was the primary operator, 1998 when Kennecott Minerals resumed work after a long hiatus, and 2004 to present with NovaGold and now us as the operators.

     Sampling of drill core prior to 1998 by BCMC focused primarily on the mineralized zones; numerous intervals of weak to moderate mineralization were not sampled during this period. During the 1998 campaign, Kennecott did sample some broad zones of alteration and weak mineralization, but much of the unaltered and unmineralized drill core was left unsampled. Little documentation on historic sampling procedures is available.

     Between 2004 and 2006, NovaGold conducted a systematic drill core re-logging and re-sampling campaign of Kennecott and BCMC era drill holes AR-09 to AR-74. NovaGold either took 1 to 2 m samples every 10 m, or sampled entire lengths of previously unsampled core within a minimum of 1 m and a maximum or 3 m intervals. The objective of the sampling was to generate a full ICP geochemistry dataset for the Arctic Deposit and ensure continuous sampling throughout the deposit. Sample preparation procedures for NovaGold era work are described below.

     All drill core was transported by helicopter in secure core “baskets” to either the Dahl Creek camp or the Bornite camp for logging and sampling. Sample intervals were determined by the geologist during the geological logging process. Sample intervals were labelled with white paper tags and butter (aluminum) tags which were stapled to the core box. Each tag had a unique number which corresponded to that sample interval. Sample intervals were determined by the geological relationships observed in the core and limited to a three meter maximum length and one meter minimum length. An attempt was made to terminate sample intervals at lithological and mineralization boundaries. Sampling was generally continuous from the top to the bottom of the drill hole. When the hole was in unmineralized rock, the sample length was generally three meters, whereas in mineralized units, the sample length was shortened to one to two meters. Geological and geotechnical parameters were recorded based on defined sample intervals and/or drill run intervals (defined by the placement of a wooden block at the end of a core run). Logged parameters were reviewed annually and slight modifications have been made between campaigns, but generally include rock type, mineral abundance, major structures, specific gravity (“SG”), point load testing, recovery and rock quality designation measurements. Drill logs were converted to a digital format and forwarded to the Database Manager, who imported them into the master database. Core was photographed and then brought into the saw shack where it was split in half by the rock saw, divided into sample intervals, and bagged by the core cutters. Not all drill core was oriented; however, core that had been oriented was identified to samplers by a line drawn down the core stick. If core was not competent, it was split by using a spoon to transfer half of the core into the sample bag. Once the core was sawed, half was sent to ALS Chemex Laboratories (“ALS Chemex”) in Vancouver for analysis and the other half was stored at the Dahl Creek camp, but since has been consolidated at the storage facility at the Bornite camp facilities or at our warehouse in Fairbanks. Shipment of core samples from the Dahl Creek camp occurred on a drill hole by drill hole basis. Rice bags, containing two to four poly-bagged core samples each, were marked and labelled with the ALS Chemex address, project and hole number, bag number, and sample numbers enclosed. Rice bags were secured with a pre-numbered plastic security tie and a twist wire tie and then assembled into sling loads for transport by chartered flights on a commercial airline to Fairbanks, where they were met by a contracted expeditor for delivery directly to the ALS Minerals preparation facility in Fairbanks. In addition to the core, control samples were inserted into the shipments at the approximate rate of one standard, one blank and one duplicate per 20 core samples:

  Standards: four standards were used at the Arctic Deposit. The core cutter inserted a sachet of the appropriate standard, as well as the sample tag, into the sample bag.
  Blanks: were composed of an unmineralized landscape aggregate. The core cutter inserted about 150 g of blank, as well as the sample tag, into the sample bag.
  Duplicates: the assay laboratory split the sample and ran both splits. The core cutter inserted a sample tag into an empty sample bag.

     Samples were logged into a tracking system on arrival at ALS Chemex, and weighed. Samples were then crushed, dried, and a 250 g split pulverized to greater than 85% passing 75 μm.

     Gold assays were determined using fire analysis followed by an atomic absorption spectroscopy finish. The lower detection limit was 0.005 ppm gold; the upper limit was 1,000 ppm gold. An additional 34-element suite was assayed by inductively coupled plasma-atomic emission spectroscopy (“ICP-AES”) methodology, following nitric acid aqua regia digestion. The copper analyses were completed by atomic absorption (“AA”), following a triple acid digest.

     The accreditations of Primary and Secondary assay laboratories used during the 1966 – 1986 campaigns are not known. ALS Analytical Lab (Fairbanks, Alaska) was the Primary assay lab between 1998 – present. ALS Chemex has attained International Organization for Standardization (“ISO”) 9001:2000 registration. In addition, the ALS Chemex laboratory in Vancouver is accredited to ISO 17025 by Standards Council of Canada for a number of specific test procedures including fire assay of gold by AA, ICP and gravimetric finish, multi-element ICP and AA assays for silver, copper, lead and zinc.

     During 2013, we conducted a 26% audit of the NovaGold era assay database fields: sample interval, Au, Ag, Cu, Zn, and Pb. This audit is documented in a series of memos. Our staff did not identify and/or correct any transcription and/or coding errors in the database prior to resource estimation. We also retained independent consultant Caroline Vallat, P.Geo. of GeoSpark Consulting Inc. to: 1) re-load 100% of the historical assay certificates, 2) conduct a QA/QC review of paired historical assays and NovaGold era re-assays; 3) monitor an independent check assay program for the 2004 to 2008 and 2011 drill campaigns; and 4) generate QA/QC reports for the 2004 to 2008 and 2011 drill campaigns.

Arctic – Security of Samples

     Security measures taken during historical Kennecott and BCMC programs are unknown to NovaGold or us. We are not aware of any reason to suspect that any of these samples have been tampered with. The 2004 to 2011 samples were either in the custody of NovaGold personnel, contractors or the assay laboratories at all times as discussed above, and the chain of custody of the samples is well documented.

Arctic Project - Mineral Resource Estimate

     The mineral resource estimate was prepared by Tetra Tech with an effective date of the resource estimate as of July 30, 2013.

     The mineral resource model prepared by Tetra Tech considers diamond drill holes drilled by different operators during the period 1965 to 2011. The majority of the assaying has been completed in recent years by us and our previous parent company NovaGold. The mineral resource for the Arctic Project is supported by 43 core holes (approximately 13,500 m) drilled by NovaGold and 92 core holes (approximately 17,600 m) drilled by previous owners Kennecott, and/or a Kennecott subsidiary. The geological and assay database used to estimate the Arctic Project mineral resources have been reviewed and audited by Tetra Tech.

     Leapfrog™ software (version 2.5.1) was used to review and verify the resource estimation domains, prior to being imported into Isatis™ software (version 2012.1) to prepare assay data for geostatistical analysis, variography, block model construction, metal grade estimation and mineral resource tabulation. Mineral Resources were estimated into five MS and six SMS lenses, and then combined for an overall grade for the mineralized portion of the 10 m by 10 m by 5 m block. Extreme lead and gold assays were capped prior to compositing. Ordinary kriging and inverse distance squared estimates were run, with ordinary kriging used for resource reporting and inverse distance squared used for validation. Search parameters were constrained within each mineralized domain and required an optimum number of 15 composites, minimum number of 5 composites, minimum number of 2 drill holes, and maximum search distance range of 200 m. In general, blocks categorized as Indicated were supported by at least two drill holes within a 75 m search radii, and blocks categorized as Inferred were supported by at least 2 drill holes within a 150 m search radii. Estimated resources for the Arctic Deposit are reported in the following Table 4 and Table 5.

     The Arctic Project has no known reserves.

     The PEA is preliminary in nature and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that the estimates contained in the PEA will ever be realized. Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Table 4 - Indicated Resource Estimate for the Arctic Project (NSR Cut-off of $35/t)

     Cautionary Note to United States Investors concerning estimates of Indicated Resources. This section uses the term “indicated resources”. We advise United States investors that these terms are not recognized by the SEC. United States investors are cautioned not to assume that estimates of indicated mineral resources are economically minable, or will be upgraded into measured mineral resources.

		Cu	Zn	Pb	Au	Ag	Cu	Zn	Pb	Au	Ag
Category	Mt	(%)	(%)	(%)	(g/t)	(g/t)	(Mlb)	(Mlb)	(Mlb)	(Moz)	(Moz)
Indicated	23.848	3.26	4.45	0.76	0.71	53.2	1,713	2,338	400.9	0.55	40.8

Notes:	1.

These resource estimates have been prepared in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) Definition Standards. Mineral resources that are not mineral reserves do not have demonstrated economic viability. See “Information Relating to NovaCopper – Risk Factors” and “Cautionary Note to United States Investors.”

2.

Mineral Resources are reported within mineralization wireframes, contained within an Indicated pit design using an assumed copper price of $2.90/lb, zinc price of $0.85/lb, lead price of $0.90/lb, silver price of $22.70/oz, and gold price of $1,300/oz.

3.	Appropriate mining costs, processing costs, metal recoveries and inter ramp pit slope angles were used to generate the pit design.

4.

The $35.01/t milled cut-off is calculated based on a process operating cost of $19.03/t, G&A of $7.22/t and site services of $8.76/t. NSR equals payable metal values, based on the metal prices outlined in Note 2 above, less applicable treatment, smelting, refining costs, penalties, concentrate transportation costs, insurance and losses and royalties.

5.	The LOM strip ratio was estimated at 8.39.

6.	Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.

7.	Tonnage and grade measurements are in metric units. Contained copper, zinc and lead pounds are reported as imperial pounds, contained silver and gold ounces as troy ounces.

Table 5 - Inferred Resource Estimate for the Arctic Project (NSR Cut-off of $35/t)

     Cautionary Note to United States Investors concerning estimates of Inferred Resources. This section uses the term “inferred resources”. We advise United States investors that these terms are not recognized by the SEC. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. United States investors are cautioned not to assume that estimates of inferred mineral resources exist, are economically minable, or will be upgraded into measured or indicated mineral resources.

		Cu	Zn	Pb	Au	Ag	Cu	Zn	Pb	Au	Ag
Category	Mt	(%)	(%)	(%)	(g/t)	(g/t)	(Mlb)	(Mlb)	(Mlb)	(Moz)	(Moz)
Inferred	3.363	3.22	3.84	0.58	0.59	41.5	239	285	43.2	0.06	4.5

Notes:	1.

These resource estimates have been prepared in accordance with NI 43-101 and the CIM Definition Standards. See “Information Relating to NovaCopper – Risk Factors” and “Cautionary Note to United States Investors.”

2.

Mineral Resources are reported within mineralization wireframes, contained within an Inferred pit design using an assumed copper price of $2.90/lb, zinc price of $0.85/lb, lead price of $0.90/lb, silver price of $22.70/oz, and gold price of $1,300/oz.

	3.	Appropriate mining costs, processing costs, metal recoveries and inter ramp pit slope angles were used to generate the pit design.

4.

The $35.01/t milled cut-off is calculated based on a process operating cost of $19.03/t, G&A of $7.22/t and site services of $8.76/t. NSR equals payable metal values, based on the metal prices outlined in Note 2 above, less applicable treatment, smelting, refining costs, penalties, concentrate transportation costs, insurance and losses and royalties.

	5.	The LOM strip ratio was estimated at 8.39.

	6.	Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.

	7.	Tonnage and grade measurements are in metric units. Contained copper, zinc and lead pounds are reported as imperial pounds, contained silver and gold ounces as troy ounces.

Arctic Project – Mining Operations

     The Arctic Project is not currently in production; for contemplated exploration or development activities see below.

Arctic Project – Exploration and Development

     As noted in the summary above, we engaged Tetra Tech to prepare a PEA for the Arctic Project. The following summary describes the main results and assumptions of the PEA not previously discussed above.

     The PEA is based on a conventional truck-and-shovel, open-pit mine design at a single pit. The mining schedule was developed based on a maximum mill capacity of 10,000 t/d. The Arctic Project’s total mine life is 13 years, including 1 year of pre-stripping followed by 12 years of production. The pit uses four pushbacks and a minimum mining width of 40 m. Over the 13-year life, the pit is producing 35.7 Mt of mineralized material and 299.4 Mt of waste rock. The life-of-mine (“LOM”) stripping ratio is 8.39 and the stripping ratio excluding the pre-stripping waste rock is 7.94. The mining schedule does not currently consider a low-grade stockpiling option but this can be assessed in more detail in future studies.

Mineral Processing and Metallurgical Testing

     Since 1970, metallurgical test work has been conducted to determine the flotation response of various samples extracted from the Arctic Deposit. In general, the samples tested produced similar metallurgical performances. In 2012, SGS Mineral Services (“SGS”) conducted a metallurgical test program to further study metallurgical responses of the samples produced from Zones 1, 2, 3, and 5 of the Arctic Deposit. The flotation test procedures used talc pre-flotation, conventional copper-lead bulk flotation and zinc flotation, followed by copper and lead separation. In general, the 2012 test results indicated that the samples responded well to the flowsheet tested. Below is a summary of average results of the locked cycle tests (without copper and lead separation).

  The copper recoveries to the bulk copper-lead concentrates ranged from 89 to 93% excluding the Zone 1 & 2 composite which produced a copper recovery of approximately 84%; the copper grades of the bulk concentrates were 24 to 28%.

  Approximately 92 to 94% of the lead was recovered to the bulk copper-lead concentrates containing 9 to 13% lead.

  The zinc recovery was 84.2% from Composite Zone 1 & 2, 93.0% from Composite Zone 3 and 90.5% from Composite Zone 5. On average, the zinc grades of the concentrates produced were higher than 55%, excluding the concentrate generated from Composite Zone 1 & 2, which contained only 44.5% zinc.

  Gold and silver were predominantly recovered into the bulk copper-lead concentrates. Gold recoveries to this concentrate ranged from 65 to 80%, and silver recoveries ranged from 80 to 86%.

     Using an open circuit procedure, the copper and lead separation tests on the bulk copper-lead concentrate produced from the locked cycle tests generated reasonable copper and lead separation. The copper concentrates produced contained approximately 28 to 31% copper, while the grades of the lead concentrates were in the range of 41% to 67% lead. Also, it appears that most of the gold reported to the copper concentrate and on average the silver was equally recovered into the copper and lead concentrates.

     The 2012 grindability test results showed that the Bond ball millwork index tests ranged from 6.5 to 11 kWh/t and abrasion index tests fluctuated from 0.017 to 0.072 g for the mineralized samples. The data indicates that the samples are neither resistant nor abrasive to ball mill grinding. The materials are considered to be soft or very soft in terms of grinding requirements.

Recovery Methods

     A 10,000 t/d process plant has been designed to process the massive and semi-massive sulphide mineralization of the Arctic Property. The main economic elements found in the deposit are copper, zinc, lead, and associated gold and silver. The process plant will operate two twelve hour shifts per day, 365 days per year with an overall plant availability of 92%. The process plant will produce three concentrates: 1) copper concentrate, 2) zinc concentrate, and 3) lead concentrate. Gold and silver are expected to be payable at a smelter and are recovered in both the copper and lead concentrates. The process plant feed will be supplied from the Arctic open pit mine.

     The mill feed will be hauled from the open pit to a primary crushing facility where the material will be crushed by a jaw crusher to a particle size of 80% passing 125 mm.

     The crushed material will be ground by two stages of grinding, consisting of one SAG mill and one ball mill in closed circuit with hydrocyclones (SAB circuit). The hydrocyclone overflow with a grind size of approximately 80% passing 70 µm will first undergo pre-talc flotation, and then be processed by conventional bulk flotation (to recover copper, lead, and associated gold and silver), followed by zinc flotation. The rougher bulk concentrate will be cleaned and followed by copper and lead separation to produce a lead concentrate and a copper concentrate. The final tailings from the zinc flotation circuit will be pumped to the TSF. Copper, lead, and zinc concentrates will be thickened and pressure-filtered before being transported by truck to a port and shipped to smelters.

     The LOM average mill feed is expected to contain 2.28% copper, 0.53% lead, 3.13% zinc, 0.5 g/t gold, and 37 g/t silver. According to the mine plan developed for the PEA study and metallurgical test results, the LOM average metal recoveries and concentrate grades are projected below:

  copper concentrate recovery: 87.1% copper; 57.9% gold; 40.2% silver; copper grade: 29%

  lead concentrate recovery: 74.0% lead; 6.8% gold; 40.2% silver; lead grade: 50%

  zinc concentrate recovery: 86.8% zinc; zinc grade: 56%.

Tailings and Storage Facility

     The co-disposal TSF will be a fully lined facility consisting of rockfill embankment constructed across the SubArctic Creek drainage, creating an impoundment that will extend up the drainage. The rockfill embankment will be constructed to an ultimate crest elevation of 655 mamsl with the embankment being raised in stages to minimize the initial capital construction cost. During operations, potential acid generating (“PAG”) waste rock will be placed at the bottom and sides of the basin forming layers with consecutive disposal on tailings that will be filling the voids. The tailings has the potential to generate acid and, therefore, the tailings and the PAG waste rock will be placed under water and remain permanently submerged in order to reduce the potential for acid generation. Additional studies will be required to determine the most suitable method of co-disposal and potential requirements for acid rock drainage (“ARD”) management and mitigation programs will need to be part of the design of the TSF.

     The TSF will be required to contain 110.5 Mm3 total over the 12-year LOM, with 23.8 Mm3 to accommodate the tailings at an assumed stored dry density of 1.5 t/m3 and 86.7 Mm3 of PAG waste rock at an assumed stored dry density of 1.9 t/m3. The TSF will be sited as a staged rockfill embankment with an upstream geomembrane liner. The starter embankment will have a crest elevation of 560 m and impound 1 year of mining production, which is approximately 670,000 m3 of tailings and 12.3 Mm3 of waste rock.

Arctic Project - Environmental Considerations

     Environmental baseline data collection was initiated in 2007, including surface water quality sampling, wetlands mapping, stream flow monitoring, aquatic life surveys, subsistence, meteorological monitoring, and acid base accounting sampling. Additional baseline environmental data in the Ambler Lowlands, the Subarctic Creek drainage, the Shungnak River drainage and downstream receiving environments will be required to support future mine design, development of an environmental impact statement, permitting, construction and operations.

     The Arctic Project has the potential to significantly improve work opportunities for local and regional residents. In October 2011, we signed an agreement with NANA which in addition to consolidating landholdings in the Ambler district has language establishing native hiring preferences and preferential use of NANA subsidiaries for contract work. Furthermore, the agreement formalized an Oversight Committee, with equal representation from NANA and us, to regularly review project plans and activities. In addition, a Subsistence Subcommittee has been formed to protect subsistence and the Iñupiaq way of life and a Workforce Development Subcommittee is also in place to address current and future employment needs. We meet monthly, during summer months, with the residents of Kobuk, Shungnak and Ambler, the three villages closest to the project area. We also meet annually with eight other NANA region villages including Noatak, Kivalina, Kotzebue, Kiana, Deering, Buckland, Selawik and Noorvik, for the purpose of updating residents on project plans and fielding their questions and concerns. We have also developed a good working relationship with the NWAB government.

     The Arctic Project will be subject to a mine permitting process which will include compliance with the National Environmental Policy Act and will require a number of major mine permits from state and federal agencies as well as a significant number of minor permits. Although a number of federal conservation units are located in the general vicinity of the Arctic Project, including but not limited to the Gates of the Arctic National Parks, Kobuk Preserve, Selawik National Wildlife Refuge, and Kobuk Valley and Selawik Wilderness areas, there presence does not change the permitting process nor add to the number of permits required for the Arctic Project.

     We will be required to develop a formal project description and detailed reclamation and closure plan to support a successful permit application strategy. The mine plan will embrace the concept of “design for closure”. In order to reduce any lasting risk of environmental impacts, the plan will minimize surface disturbances during operations and promote long-term stability of the site after closure.

     No assurance can be given that new laws and regulations will not be enacted or that exiting laws and regulations will not be applied in a manner that could limit or curtail the Arctic Project. Amendments to current laws, regulations, licenses and permits governing operations and activities of mining companies, or more stringent implementation thereof, could have a material adverse impact on the Arctic Project and cause increases in capital expenditures or production costs, or reduction in levels of production, or abandonment, or delays in the development of the business.

Arctic Project - Current Activities

     The focus of work on the Arctic Project in 2013 was the production of the PEA. Field work at the Arctic Project was limited during 2013 to reconnaissance work, minor geochemical processing and regional mapping. Exploration drilling was focused on the Bornite deposit in 2013. No work was completed in 2014 on the Arctic Project.

Bornite Project, Ambler District, Alaska

Bornite Project

     Except for the information under the heading “Bornite Project – Current Activities” and except as otherwise stated, the scientific and technical information relating to the Bornite Project contained in this Circular is derived from, and in some instances is an extract from, the technical report titled “NI 43-101 Technical Report on the Bornite Project, Northwest Alaska, USA” report dated effective March 18, 2014 released April 1, 2014 (the “Bornite Report”) prepared by BD Resource Consulting, Inc., SIM Geological Inc., and International Metallurgical & Environmental Inc. Erin Workman, P.Geo., an employee to the Company and a Qualified Person as defined in 43-101, has approved the scientific and technical information contained herein. The information regarding the Bornite Project is based on assumptions, qualifications and procedures which are not fully described herein. Reference should be made to the full text of the Bornite Report which has been filed with certain Canadian securities regulatory authorities pursuant to NI 43-101 and is available for review on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Bornite Project - Property Description and Location

     The Property is located in the Ambler mining district of the southern Brooks Range, in the NWAB of Alaska. The Property is located in Ambler River A-2 quadrangle, Kateel River Meridian T 19N, R 9E, sections 4, 5, 8 and 9. The Bornite Project is located 248 km east of the town of Kotzebue, 19 km north of the village of Kobuk, 275 km west of the Dalton Highway, an all-weather state maintained public road, at geographic coordinates N67.07° latitude and W156.94° longitude (Universal Transverse Mercator (UTM) North American Datum (NAD) 83, Zone 4W coordinates 7440449N, 589811E).

Bornite Project - Accessibility, Climate, Local Resources, Infrastructure, and Physiography

     Primary access to the Project is by air, using both fixed wing aircraft and helicopters. There are four well maintained, approximately 1,500 m-long gravel airstrips located near the Property, capable of accommodating charter fixed wing aircraft. These airstrips are located 40 km west at Ambler, 23 km southwest at Shungnak, 19 km south at Kobuk, and 15 km south at Dahl Creek. There is daily commercial air service from Kotzebue to the village of Kobuk, the closest community to the Property. During the summer months, the Dahl Creek Camp airstrip is suitable for larger aircraft, such as C-130 and DC-6. In addition to the four 1,500 m airstrips, there is a 700 m airstrip located at the Bornite Camp. The airstrip at Bornite is suited to smaller aircraft, which support the Bornite Camp with personnel and supplies.

     There is no direct water access to the Property. During spring runoff, river access is possible by barge from Kotzebue Sound to Ambler, Shungnak, and Kobuk via the Kobuk River.

     A one-lane dirt track suitable for high-clearance vehicles or construction equipment links the Bornite Project’s main camp to the 400 m Dahl Creek airstrip and village of Kobuk.

     The climate in the region is typical of a sub-arctic environment. Exploration is generally conducted from late May until late September. Weather conditions on the Project can vary significantly from year to year and can change suddenly. During the summer exploration season, average maximum temperatures range from 10°C to 20°C, while average lows range from -2°C to 7°C. By early October, unpredictable weather limits safe helicopter travel to the Project. During winter months, the Project can be accessed by snow machine, track vehicle, or fixed wing aircraft. Winter temperatures are routinely below -25°C and can exceed -50°C. Annual precipitation in the region averages at 395 mm with the most rainfall occurring from June through September, and the most snowfall occurring from November through January.

     Drilling and mapping programs are seasonal and have been supported out of the Main Bornite Camp and Dahl Creek Camp. The main Bornite Camp facilities are located on Ruby Creek on the northern edge of the Cosmos Hills. The camp provides office space and accommodations for the geologists, drillers, pilots, and support staff. There are four 2-person cabins installed by NANA prior to our tenure. In 2011, the main Bornite Camp was expanded to 20 sleeping tents, 3 administrative tents, 2 shower/bathroom tents, 1 medical tent, and 1 dining/cooking tent. With these additions, the camp capacity was increased to 49 beds. A 30 m by 9 m core logging facility was also built in summer of 2011. An incinerator was installed near the Bornite airstrip to manage waste created by the Bornite Project. Power for the Bornite Project is supplied by a 175 kW Caterpillar diesel generator. Water is provided by a permitted artesian well located 250 m from the Bornite Camp. In 2012, the camp was further expanded with the addition of a laundry tent, a women's shower/washroom tent, a recreation tent, several additional sleeping tents, and a 2 x enlargement of the kitchen tent. Camp capacity increased to 76 beds. The septic field was upgraded to accommodate the increase in camp population. One of the two-person cabins was winterized for use by the winter caretaker. A permitted landfill was established to allow for the continued cleanup and rehabilitation of the historic shop facilities and surroundings. The Dahl Creek camp is an overflow or alternative facility to the main Bornite Camp. The Dahl Creek camp has a main cabin for dining and administrative duties, and a shower facility. Sleeping facilities include two hard-sided sleeping cabins with seven beds (primarily used for staff), two 4-person sleeping tents, and three 2-person sleeping tents for a total of 21 beds. There are support structures, including a shop and storage facilities.

     The Bornite Project is located on Ruby Creek on the northern edge of the Cosmos Hills. The Cosmos Hills are part of the southern flank of the Brooks Range in Northwest Alaska. Topography in the area is moderately rugged. Maximum relief in the Cosmos Hills is approximately 1,000 masl with an average of 600 masl. Talus covers the upper portions of the hills; glacial and fluvial sediments occupy valleys. The Kobuk Valley is located at the transition between boreal forest and Arctic tundra. Spruce, birch, and poplar are found in portions of the valley, with a ground cover of lichens (reindeer moss). Willow and alder thickets and isolated cottonwoods follow drainages, and alpine tundra is found at higher elevations. Tussock tundra and low, heath-type vegetation covers most of the valley floor. Patches of permafrost exist on the Property. Wildlife in the Project area is typical of Arctic and Subarctic fauna. Larger animals include caribou, moose, Dall sheep, bears (grizzly and black), wolves, wolverines, coyotes, and foxes. Fish species include salmon, sheefish, arctic char, and arctic grayling. The Kobuk River, which briefly enters the UKMP on its southwest corner, is a significant salmon spawning river. The caribou on the Property belong to the Western Arctic herd that migrates twice a year – south in August, from their summer range north of the Brooks Range, and north in March from their winter range along the Buckland River.

Bornite Project - History

Kennecott and Bear Creek Mining Tenure

     Regional exploration began in the early 1900s when gold prospectors noted copper occurrences in the hills north of Kobuk, Alaska. In 1947, local prospector Rhinehart “Rhiny” Berg along with various partners traversing in the area located outcropping mineralization along Ruby Creek (Bornite) on the north side of the Cosmos Hills. They subsequently staked claims over the Ruby Creek showings and constructed an airstrip for access. In 1957, BCMC, Kennecott's exploration subsidiary, optioned the property from Berg. Exploration drilling in 1961 and 1962 culminated in the discovery of the “No.1 Ore Body” where drill hole RC-34 cut 20 m of 24% copper (the “No.1 Ore Body” is a historic term used by BCMC that does not connote economic viability in the present context; it is convenient to continue to use the term to describe exploration work and historic resource estimation in a specific area of what is now generally known as Ruby Creek Upper Reef). The discovery of the “No.1 Ore Body” led to the development of an exploration shaft in 1966. The shaft, which reached a depth of 328 m, encountered a significant watercourse and was flooded near completion depth. The shaft was subsequently dewatered and an exploration drift was developed to provide access for sampling and mapping, and to accommodate underground drilling to further delineate mineralization. A total of 59 underground holes were drilled and, after the program, the shaft was allowed to re-flood. The discovery of the Arctic Project in 1965 prompted a hiatus in exploration at Bornite, and only limited drilling occurred up until 1976.

     In the late 1990s, Kennecott resumed its evaluation of the Bornite deposit and the mineralization in the Cosmos Hills with an intensive soil, stream, and rock chip geochemical sampling program using 32 element ICP analyses. Grid soil sampling yielded 765 samples. Ridge and spur sampling resulted in an additional 850 soil samples in the following year. Skeletonized core samples (85 samples) from key historic drill holes were also analyzed using 32 element ICP analytical methods. Geochemical sampling identified multiple areas of elevated copper and zinc in the Bornite region.

     Kennecott completed numerous geophysical surveys as an integral part of exploration throughout their tenure on the property. Various reports, notes, figures, and data files stored in Kennecott’s Salt Lake City exploration office indicated that geophysical work included, but was not limited to, the following:

  Airborne magnetic and EM surveys (fixed-wing INPUT) (1950s)

  Gravity, single point (“SP”), Audio-Frequency Magneto-Telluric (“AMT”), EM, borehole and surface IP/resistivity surveys (1960s)

  Gravity, airborne magnetic, and CSAMT surveys (1990s)

     We have little information or documentation associated with these geophysical surveys conducted prior to the 1990s. Where data are available in these earlier surveys, the lack of details in data acquisition, coordinate systems, and data reduction procedures limit their usefulness. The only complete geophysical report available concerns down-hole IP/resistivity results. Most notable is the 1996 Bouger gravity survey from the Bornite deposit into the Ambler lowlands. The Bornite deposit itself is seen as a significant 3 milligal anomaly. Numerous 2 milligal to > 6 milligal anomalies occur under cover in the Ambler lowlands and near the Aurora Mountain and Pardner Hill occurrences. In addition to the geophysical surveys conducted by Kennecott, the ADNR completed an aeromagnetic survey of portions of the Ambler mining district in 1974-1975.

     Several studies have been undertaken reviewing the geology and geochemistry of the Bornite deposit. Most notable is Murray Hitzman’s PhD dissertation at Stanford University and Don Runnel’s PhD dissertation at Harvard University. Bernstein and Cox reported on mineralization of the “No. 1 Ore Body” in a 1986 paper in Economic Geology. Kennecott conducted two technical reviews of the groundwater conditions and a summary of the findings related to the flooding of the exploration shaft.

     In 1961, Kennecott collected 32 coarse reject samples from five drill holes to support preliminary metallurgical test work at Bornite. Samples targeted high-grade (> 10%) copper mineralization from the Upper Reef at Ruby Creek.

Bornite Project - Geological Setting and Mineralization

     The Bornite Project is located within the Arctic Alaska Terrane, a sequence of mostly Paleozoic continental margin rocks that make up the Brooks Range and North Slope of Alaska. It is within the Phyllite Belt geologic subdivision, which together with the higher-grade Schist Belt, stretches almost the entire length of the Brooks Range and is considered to represent the hinterland of the Jurassic Brooks Range orogeny. The southern margin of the Phyllite Belt is marked by mélange and low angle faults associated with the Kobuk River fault zone, while the northern boundary is thought to be gradational with the higher-grade metamorphic rocks of the Schist Belt.

     The geology of the Bornite resource area is composed of alternating beds of carbonate rocks (limestone and dolostone) and calcareous phyllite. Limestone transitions laterally into dolostone, which hosts the majority of the mineralization and is considered to be hydrothermal in origin. Spatial relationships and petrographic work establish dolomitization as genetically related to early stages of the copper mineralizing system.

     Potentially the earliest and most prominent structure in the resource area is the northeast-trending, steeply northwest-dipping Iron Mountain structure. The structure shows significant displacement of basal quartz phyllite to the east across the structure and has been interpreted as: a pre or syn-mineral (Devonian) growth fault; or, the post-mineral (Cretaceous) axis of a small overturned kink fold. To the north, the Bornite Carbonate sequence is in fault contact with the Beaver Creek phyllite along the moderately north-dipping Beaver Creek fault. The fault, a thick, brittle structure of potentially regional significance, defines the roughly bedded parallel base of the Beaver Creek phyllite and the Bornite Carbonate sequence in the immediate Bornite area. Both the Beaver Creek fault and the Bornite Carbonate sequence are cut by a series of north-trending high angle structures of apparent small displacement.

     Mineralization at Bornite occurs as tabular mineralized zones that coalesce into crudely stratiform bodies hosted in secondary dolomite. Two significant dolomitic horizons that host mineralization have been mapped by drilling and include: 1) the Lower Reef, a thick 100 to 300 m thick dolomitized zone lying immediately above the basal quartz phyllite unit of the Anirak Schist; and 2) the Upper Reef, a 100 to 150 m thick dolomite horizon roughly 300 m higher in section.

     The Lower Reef dolomite outcrops along the southern margin of the Ruby Creek zone and is spatially extensive throughout the deposit area. It hosts a significant portion of the shallow resources in the Ruby Creek zone as well as higher grade resources down dip and to the northeast in the South Reef. The Upper Reef zone hosts relatively high-grade resources to the north in the Ruby Creek zone. The Upper reef zone appears to lie at an important NE- trending facies transition to the NW of the main drilled area and locally appears to be at least partially thrust over the Lower Reef stratigraphy to the southeast.

     Drill results from 2013 show dolomitization and copper mineralization in the Upper and Lower Reefs coalescing into a single horizon along the northern limits of current exploration. The NE- trending Ruby Creek and South Reef zones also coalesce into a roughly 1000 m wide zone of >200 m thick dolomite containing significant copper mineralization dipping north at roughly 5-10 degrees.

Bornite Project – Mineralization

     Copper mineralization at Bornite is comprised of chalcopyrite, bornite, and chalcocite distributed in stacked, roughly stratiform zones exploiting favourable stratigraphy within the dolomitized limestone package. Mineralization occurs, in order of increasing grade, as disseminations, irregular and discontinuous stringer-style veining, breccia matrix replacement, and stratiform massive sulphides. The distribution of copper mineral species is zoned around the bottom-centre of each zone, with bornite-chalcocite-chalcopyrite at the core and progressing outward to chalcopyrite-pyrite. Additional volumetrically minor copper species include carrollite, digenite, tennantite-tetrahedrite, and covellite. Stringer pyrite and locally significant sphalerite occur above and around the copper zones, while locally massive pyrite and sparse pyrrhotite occur in association with siderite alteration below copper mineralization in the Lower Reef.

     In addition to the copper mineralization, significant cobalt mineralization is found accompanying bornite-chalcocite mineralization. Cobalt occurs with high-grade copper as both carrollite (Co2CuS4) and as cobaltiferous rims on recrystallized pyrite grains.

     Appreciable silver values are also found with bornite-rich mineralization in the South Reef and Ruby Creek zones.

Bornite Project – Exploration

     Exploration in and around the Bornite Project by Kennecott from 1957 to 1998 is summarized above. In addition to the extensive drilling completed during the more than 40 year tenure of Kennecott in the district, Kennecott completed widespread surface geochemical sampling, regional and property scale mapping, and numerous geophysical surveys employing a wide variety of techniques. The majority of this data has been acquired by us and forms the basis for renewed exploration that targets Bornite-style mineralization in the Bornite carbonate sequence.

     NovaGold as the precursor company to us began to actively pursue an agreement to explore the Bornite Project with NANA in 2005 resulting in an initial airborne geophysical survey in 2006. Negotiations on the consolidation and exploration of the entire Ambler district continued for the next several years culminating in the NANA Agreement in October, 2011.

     With the NANA Agreement approaching completion, NovaGold initiated work in 2010 to begin to characterize the exploration potential and depositional controls by re-logging and re-analyzing select drill holes with a Niton portable x-ray fluorescence (“XRF”) to determine geochemical variability. In 2011, NovaGold began an initial drill program to verify the historical database and exploration potential and conducted additional geophysical surveys to provide better targeting tools for continued exploration in the district. In 2012, we expanded the IP geophysical coverage completing a major district-wide survey that targeted the prospective Bornite Carbonate sequence. Subsequent resource drilling between 2011 and 2013 based on the exploration targeting is discussed in the Bornite Project - Mineral Resource Estimates section below.

2006 NovaGold Exploration

     In 2006, NovaGold contracted Fugro Airborne Surveys to complete a detailed helicopter DIGHEM magnetic, EM and radiometric survey of the Cosmos Hills. The survey covered a rectangular block approximately 18 km by 49 km which totaled 2,852 line kilometres. The survey was flown at 300 m line spacing with a line direction of N20E. The DIGHEM helicopter survey system produced detailed profile data of magnetics, EM responses and radiometrics (total count, uranium, thorium, and potassium) and was processed into maps of magnetics, discrete EM anomalies, EM apparent resistivity, and radiometric responses.

2010 NovaGold Exploration

     In 2010, in anticipation of completing the NANA Agreement, NANA granted NovaGold permission to begin low level exploration at Bornite; this consisted of re-logging and re-analyzing select drill holes using a Niton portable XRF. In addition to the 2010 re-logging effort, NovaGold contracted a consulting geophysicist, Lou O'Connor, to compile a unified airborne magnetic map for the Ambler mining district from Kennecott, Alaska DNR, and NovaGold airborne geophysical surveys.

2011 NovaGold Exploration

     In 2011, NovaGold contracted Zonge International Inc. (“Zonge”) to conduct both dipole-dipole complex resistivity induced polarization (“CRIP”) and natural source audio-magnetotelluric (“NSAMT”) surveys over the northern end of the prospect to develop tools for additional exploration targeting under cover to the north.

     NSAMT data were acquired along two lines totaling 5.15 line-km, with one line oriented generally north-south through the centre of the survey area and one being the southernmost east-west line in the survey area. CRIP data were acquired on five lines: four east-west lines and one north-south line, for a total coverage of 14.1 line-km and 79 collected CRIP stations. The initial objective of the survey was to investigate geological structures and the distribution of sulphides possibly associated with copper mineralization.

     Results from the paired surveys show that wide-spaced dipole-dipole resistivity is the most effective technique to directly target the mineralization package. Broad low resistivity anomalies reflecting pyrite haloes and mineralization appear to define the limits of the fluid package. Well-defined and often very strong chargeability anomalies are also present, but appear in part to be masked by phyllitic units which also have strong chargeability signatures. The NSAMT show similar resistivity features as the IP, but are less well resolved.

2012 NovaCopper Exploration

     In light of the success of the 2011 geophysical program, we contracted Zonge to conduct a major district-wide dipole/dipole IP survey, a down-hole IP radial array survey in the South Reef area, and an extensive physical property characterization study of the various lithologies to better interpret the existing historical geophysical data.

     Zonge completed 48 line km of 200 m dipole/dipole IP during 2012, infilling and expanding on the 2011 survey, and stretching across the most prospective part of the outcropping permissive Bornite Carbonate sequence. The results show a well-defined low resistivity area associated with mineralization and variable IP signatures attributed both to mineralization and the overlying Beaver Creek phyllite. Numerous target areas occur in the immediate Bornite area with lesser targets occurring in the Aurora Mountain and Pardner Hill areas and in the far east of the survey area. During the 2012 drill program at South Reef, a single drill hole was targeted on a low resistivity area approximately 500 m to 600 m southeast of the South Reef mineralization trend. Although the drill hole intersected some dolomite alteration in the appropriate stratigraphy, no significant sulphides were encountered.

     In addition to the extensive ground IP survey, Zonge also completed 9 km of down-hole radial IP using an electrode placed in drill hole RC12-0197 to further delineate the trend and potential in and around the South Reef. In addition to the 2012 ground geophysical surveys, extensive physical property data including resistivity, chargeability, specific gravity, and magnetic susceptibility were captured for use in modelling the existing ground IP and gravity surveys, and the airborne EM and magnetic surveys.

     In addition to geophysical focused exploration, a district wide geologic map was compiled integrating Kennecott’s 1970’s mapping of the Cosmos Hills with selective NovaCopper mapping in 2012.

2013 NovaCopper Exploration

     The emphasis of the 2013 program was to further validate and refine the 2012 geologic map of the Cosmos Hills. A deep penetrating soil and vegetation geochemical orientation survey was completed over the South Reef deposit, utilizing various partial leaches and pH methods. The initial, approximately 1 km, test lines suggest a good response for several of the partial leaches of the soils but little response in the vegetative samples; further follow-up is warranted to the north of the deposit into the Ambler lowlands.

Bornite Project – Drilling

     A total of 183 surface core holes and 51 underground core holes, totaling 78,147 m have been drilled, targeting the Bornite deposit during 21 different annual campaigns dating from 1957 through 2013. All of the drill campaigns, with the exception of the 2011 NovaGold campaign and the 2012 and 2013 NovaCopper campaigns were completed by Kennecott or their exploration subsidiary BCMC. All drill holes (except RC13-230 and RC13-232 which have been reserved for metallurgical studies) were utilized in the estimation of the current resource.

     Sprague and Henwood, a Pennsylvania-based drilling company, completed all of the Kennecott drilling, with the exception of the 1997 program (three drill holes) completed by Tonto Drilling Services, Inc. (a NANA-Dynatech company). The 2011 thru 2013 NovaGold/NovaCopper programs used Boart Longyear Company as the drill contractor.

     In the initial years of drilling at Bornite, Kennecott relied on AX core (1.1875 in or 30.2 mm diameter), but, as drilling migrated towards deeper targets, a change to BX core (1.625 in or 41.3 mm diameter) was implemented to help limit deviation. From 1966 to 1967, drilling activity at Bornite moved underground and EX diameter core (0.845 in or 21.5 mm diameter) was implemented to define the Ruby Creek Upper Reef zone “No.1 Ore Body”. Drilling activity moved back to the surface in 1968, and, from 1968 to 1972, BX core was most commonly drilled. In later years, core size increased to NX (2.125 in or 54.0 mm diameter) and finally, in 2011, core size increased to NQ (1.874 in or 47.6 mm diameter) and HQ (2.5 in or 63.5 mm diameter). Progressively larger diameter drill rods have been continually used over the years in an attempt to minimize drill hole deviations.

     There is only partial knowledge of specific drill core handling procedures used by Kennecott during their tenure at the Bornite Deposit. All of the drill data collected during the Kennecott drilling programs (1958 to 1997) was logged on paper drill logs, copies of which are stored in the Kennecott office in Salt Lake City, Utah. Electronic scanned copies of the paper logs, in PDF format, are held by NovaCopper. Drill core was sawed or split with a splitter, with half core submitted to various assay labs and the remainder stored in the Kennecott core storage facility at the Bornite Deposit. In 1995, Kennecott entered the drill assay data, the geologic core logs, and the down hole collar survey data into an electronic format. In 2009, NovaGold geologists verified the geologic data from the original paper logs against the Kennecott electronic format and then merged the data into a Microsoft™ SQL database. Sampling of drill core by Kennecott and BCMC focused primarily on the moderate to high grade mineralized zones. Intervals of visible sulphide mineralization containing roughly >0.5 to 1% copper were selected for analysis by Union Assay Office Inc. of Salt Lake City, Utah. This approach left numerous intervals containing weak to moderate copper mineralization un-sampled in the historic drill core.

     Throughout our tenure at Bornite, the following core handling procedures have been implemented. Core is slung by helicopter, or transported by truck or ATV, from the drill rig to the core-logging facility. Upon delivery, geologists and geotechnicians open and inspect the core boxes for any irregularities. They first mark the location of each drilling block on the core box, and then convert footages on the blocks into metric equivalents. Geotechnicians or geologists measure the intervals (or “from/to”) for each box of core and include this information, together with the drill hole ID and box number, on a metal tag stapled to the end of each box. Geotechnicians then measure the core to calculate percent recovery and rock quality designation (“RQD”). RQD is the sum of the total length of all pieces of core over 12 cm in a run. The total length of core in each run is measured and compared to the corresponding run length to determine percent recovery. Core is then logged with lithology and visual alteration features captured on observed interval breaks. Mineralization data, including total sulphide (recorded as percent), sulphide type (recorded as a relative amount), and gangue and vein mineralogy are collected for each sample interval with an average interval of approximately 2 m. Structural data is collected as point data. Geologists then mark sample intervals to capture each lithology or other geologically appropriate intervals. Sample intervals of core are typically between 1 m and 3 m in length but are not to exceed 3 m in length. Occasionally, if warranted by the need for better resolution of geology or mineralization, smaller sample intervals have been employed. Geologists staple sample tags on the core boxes at the start of each sample interval, and mark the core itself with a wax pencil to designate sample intervals. This sampling approach is considered sound and appropriate for this style of mineralization and alteration. Drill core is digitally photographed prior to sampling. Drill core is cut in half using diamond core saws. Specific attention to core orientation is maintained during core sawing to ensure that representative samples are obtained. One-half of the core is retained in the core box for storage on site, or at our Fairbanks warehouse, and the other half bagged and labeled for analysis. Samples are selected for specific gravity measurements.

     In 2013, 33 historic Kennecott drill holes in the Ruby Creek area were re-logged, re-sampled and re-assayed as these holes had previously only been selectively sampled by Kennecott. Entire holes were re-logged utilizing NovaCopper protocols discussed above. Samples were submitted either as half-core, where previously sampled, or whole core where un-sampled (this was done to ensure that a sufficient volume of material was provided for analysis). Sample intervals were matched to historic intervals whenever possible, or selected to reflect NovaCopper sampling procedures described above. The objectives of the re-assay/re-logging program were threefold: 1) to implement a QA/QC program on intervals previously sampled by Kennecott in order to confirm the validity of their results; 2) to identify additional lower-grade (0.2 -0.5% copper), which was not previously sampled; and 3) to provide additional multi-element ICP data to assist in the geologic interpretation of the deposit.

Bornite Project - Sample Preparation, Analyses and Security

     Sample preparation, analytical lab accreditation and security measures taken during historical Kennecott and BCMC programs are unknown to us; however, we are not aware of any reason to suspect that any of these samples have been tampered with. The 2011 to 2013 samples were either in the custody of NovaGold or NovaCopper personnel or the assay laboratories at all times, and the chain of custody of the samples is well documented.

     Between 2011 and 2013, once drill core was sawed, one half was retained for future reference and the other half was sent to ALS Minerals (formerly ALS Chemex) in Vancouver for analyses. Shipment of core samples from the Bornite camp occurred whenever backhaul capacity was available on the chartered aircraft, which was generally 5 to 6 days a week. Rice bags, containing two to four individual poly-bagged core samples, were marked and labeled with the ALS Minerals address, project name (Bornite), drill hole number, bag number, and sample numbers enclosed. Rice bags were secured with a pre-numbered plastic security tie, assembled into loads for transport by chartered flights on a commercial airline to Fairbanks, and directly delivered by a contracted expeditor to the ALS Minerals preparation facility in Fairbanks. In addition to the core samples, control samples were inserted into the shipments at the approximate rate of one standard, one blank and one duplicate per 17 core samples. Samples were logged into a tracking system on arrival at ALS Minerals, and weighed. Samples were then crushed, dried, and a 250 g split was pulverized to greater than 85% passing 75 μm.

     Gold assays in 2011 and 2012 were determined using fire analysis followed by an atomic absorption spectroscopy (“AAS”) finish; gold was not analyzed in 2013. The lower detection limit was 0.005 ppm gold; the upper limit was 10 ppm gold. An additional 48-element suite was assayed by inductively coupled plasma-mass spectrometry (“ICP-MS”) and ICP-AES methodologies, following a four acid digest. Over limit (>1.0%) copper and zinc analyses were completed by AA, following a four acid digest.

     ALS Minerals has attained International Organization for Standardization (ISO) 9001:2000 registration. In addition, the ALS Minerals laboratory in Vancouver is accredited to ISO 17025 by Standards Council of Canada for a number of specific test procedures including fire assay of gold by AA, ICP and gravimetric finish, multi-element ICP and AA assays for silver, copper, lead and zinc. NovaCopper has no relationship with any primary or check assay labs utilized.

     During 2012 and 2013, NovaCopper staff performed continuous validation of the drill data; both while logging was in progress and after the drill season was complete. NovaCopper also retained independent consultant Caroline Vallat, P.Geo. of GeoSpark Consulting Inc. to: 1) import digital drill data to the master database and conduct QA/QC checks upon import, 2) conduct a QA/QC review of paired historical assays and NovaCopper 2012 and 2013 re-assays; 3) monitor an independent check assay program for the 2012 and 2013 drill campaigns; and 4) generate a QA/QC report for the 2012 and 2013 drill campaigns.

Bornite Project - Mineral Resource Estimates

     The mineral resource estimate has been prepared by Bruce M. Davis, FAusIMM, BD Resource Consulting, and Robert Sim, P.Geo., SIM Geological Inc., both “Independent Qualified Persons” as defined in NI 43-101. We have filed two previous NI 43-101 Technical Reports on the Bornite Project dated July 18, 2012 and February 5, 2013. The effective date of this resource is March 18, 2014.

     In 2013, we drilled an additional 17 holes at Bornite totaling 8,142 m of which 4,684 m was drilled at the Ruby Creek zone and 3,458 m at the South Reef zone. The program expanded the lateral, down-dip, extents in the northern part of the deposit and also provided additional delineation of some internal parts of the western Ruby Creek area. In addition to the 2013 drilling, we completed an extensive sampling program of 33 historical drill holes located in the Ruby Creek area that were drilled but only selectively sampled by Kennecott. This program has resulted in providing better continuity of mineral resources the Ruby Creek area.

     The mineral resource estimate utilizes two-meter compositing of assays from 216 drill holes completed between 1961 and 2013. Estimated blocks were 5 x 5 x 5 meters on a side. Seven domains were established for the estimation, all of which were treated as hard boundaries with no mixing of data between the domains. The domains include two high-grade carbonate domains inside a 2% copper probability shell, three moderate-grade carbonate domains inside a 0.2% copper probability shell, one weakly-mineralized carbonate domain outside the 0.2% copper probability shell, and one weak-unmineralized phyllite domain. Visual inspections of the probability shells show that they fit well with observed levels of bornite, chalcocite and chalcopyrite mineralization.

     Based on the interpreted local high-grade nature of the mineralization, both capping and outlier restriction strategies were implemented to control the influence of high-grade mineralization in the resource model. This methodology removed approximately 5% of the contained copper in the Ruby Creek Zone and 8% of the contained copper in the South Reef Zone. Copper grades are interpolated in model blocks using ordinary kriging with a minimum of one and a maximum of twenty composited samples and a maximum of five samples from a single drill hole. A total of 4,472 specific gravity measurements, of which 40% are within the mineralized shells, were utilized to estimate densities in the block model. Specific gravity values were estimated into model blocks using inverse distance squared moving averages using the domains described previously.

     The block models were validated through several methods: a thorough visual review of the model grades in relation to the underlying drill hole sample grades; comparisons with the change of support model; comparisons with other estimation methods; and, grade distribution comparisons using swath plots.

     Resources included in the Indicated category includes blocks in the model that are within a maximum average distance of 35 meters from three or more drill holes and exhibit a relatively high degree of confidence in the grade and continuity of mineralization. Resources in the Inferred category require a minimum of one drill hole within a maximum distance of 100 meters and exhibit reasonable confidence in the grade and continuity of mineralization.

     In the opinion of the Qualified Persons, the resource evaluation reported herein is a sound representation of the copper mineral resources found on the Bornite Project at the current level of sampling. The mineral resources have been estimated in conformity with generally accepted CIM Estimation of Mineral Resources and Mineral Reserves Best Practices Guidelines and are reported in accordance with the Canadian Securities Administrators’ NI 43-101. Mineral resources are not mineral reserves and do not have demonstrated economic viability. There is no certainty that all or any part of the mineral resource will be converted into mineral reserve.

     Tests for reasonable prospects for economic viability suggest that the resource is potentially amenable to a combination of open pit and underground extraction methods. The estimate of mineral resources for the Bornite Project are summarized in, “Bornite Project – Mineral Resource Statement”.

Bornite Project - Mineral Resource Statement

     Mineral Resources are classified in accordance with the 2010 CIM Definition Standards for Mineral Resources and Mineral Reserves.

     The Qualified Persons for the Mineral Resource estimate are Bruce Davis and Robert Sim, both Qualified Person’s independent of us. Mineral Resources for the Bornite Project are found in Table 7 and Table 8.

Table 7: Indicated Resource Estimate for the Bornite Project

     This section uses the term “indicated resources”. We advise United States investors that these terms are not recognized by the SEC. United States investors are cautioned not to assume that estimates of indicated mineral resources are economically minable, or will be upgraded into measured mineral resources. See “Risk Factors”.

Type	Cut-off (Cu %)	Mtonnes	Cu%	Cu (Mlbs)
Indicated
In-Pit(2)	0.5	14.1	1.08	334

Notes:	1.

These resource estimates have been prepared in accordance with NI 43-101 and the CIM Definition Standards. Mineral resources that are not mineral reserves do not have demonstrated economic viability. See “Information Relating to NovaCopper – Risk Factors” and “Cautionary Note to United States Investors.”

2.

Resources stated as contained within a pit shell developed using a metal price of US$3.00/lb Cu, mining costs of US$2.00/tonne, milling costs of US$11/tonne, G&A cost of US$5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees.

	3.	Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.
	4.	Tonnage and grade measurements are in metric units. Contained copper are reported as imperial pounds.
	5.	All amounts are stated in U.S. dollars unless otherwise noted.

Table 8: Inferred Resource Estimate for the Bornite Project

     This section uses the term “inferred resources”. We advise United States investors that these terms are not recognized by the SEC. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. United States investors are cautioned not to assume that estimates of inferred mineral resources exist, are economically minable, or will be upgraded into measured or indicated mineral resources. See “Risk Factors”.

Type	Cut-off (Cu %)	Mtonnes	Cu%	Cu (Mlbs)
Inferred
In-Pit (3)	0.5	109.6	0.94	2,259
Below-Pit	1.5	55.6	2.81	3,437
Total Inferred		165.2	1.57	5,696

Notes:	1.

These resource estimates have been prepared in accordance with NI 43-101 and the CIM Definition Standards. See “Appendix B – Information Relating to NovaCopper – Risk Factors” and “Cautionary Note to United States Investors.”

2.

Resources stated as contained within a pit shell developed using a metal price of US$3.00/lb Cu, mining costs of US$2.00/tonne, milling costs of US$11/tonne, G&A cost of US$5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees.

	3.	Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.
	4.	Tonnage and grade measurements are in metric units. Contained copper are reported as imperial pounds.
	5.	All amounts are stated in U.S. dollars unless otherwise noted.

     There are no known factors related to environmental, permitting, legal, title, taxation, socio-economic, marketing or political issues which could materially affect the mineral resource.

Bornite Project – Metallurgy

     Metallurgical testwork to date indicates that the Bornite Project can be treated using standard grinding and flotation methods to produce copper concentrates. Initial testing indicates copper recoveries of approximately 87% resulting in concentrate grades of approximately 28% copper with very low potential penalty elements. Further metallurgical testwork is warranted to test these assumptions.

Bornite Project – Environmental Considerations

     The Bornite Project area includes NANA’s Bornite and ANCSA lands, the Ruby Creek drainage (a tributary of the Shungnak River), the Shungnak River drainage, and portions of the Ambler Lowlands. Since 2007, baseline environmental data collection has occurred in the area including archaeology, aquatic life surveys, sediment sampling, wetlands mapping, surface water quality sampling, hydrology, meteorological monitoring, and subsistence. Additional baseline environmental data in NANA’s Bornite and ANCSA lands, the Ruby Creek drainage, the Shungnak River drainage, portions of the Ambler Lowlands, and downstream receiving environments will be required to support future mine design, development of an EIS, permitting, construction and operations.

Bornite Project – Exploration and Development Permitting

     Development of the Bornite Project will require a significant number of permits and authorizations from state, federal, and regional organizations. Much of the groundwork to support a successful permitting effort must be undertaken prior to submission of permit applications so that issues can be identified and resolved, baseline data can be acquired, and regulators and stakeholders can become familiar with the proposed project. The comprehensive permitting process for the Bornite Project can be divided into three categories:

1.	Exploration state/regional permitting: required to obtain approval for drilling, camp operations, engineering, and environmental baseline studies.

2.

Pre-application phase: conducted in conjunction with engineering feasibility studies. This stage includes the collection of environmental baseline data and interaction with stakeholders and regulators to facilitate the development of a project that can be successfully permitted.

3.

The National Environmental Policy Act phase: formal agency review of the Federal and State requirements for public and agency participation to determine if and how the Project can be done in an acceptable manner.

     The permit review process will determine the number of management plans required to address all aspects of the Project to ensure compliance with environmental design and permit criteria. Each plan will describe the appropriate environmental engineering standard and the applicable operations requirements, maintenance protocols, and response actions.

Bornite Project – Current Activities

     The 2014 exploration field season program also saw us undertake a significant drill core re-sampling and re-assaying program at the Bornite Project consisting of approximately 13,000 meters in 37 historical drill holes, which were originally drilled by Kennecott on the Bornite Project between 1959 and 1976, and submitted the samples to ALS for a complete 42 element Induced Coupled Plasma analysis. During this period, Kennecott was focused on identifying and quantifying high-grade copper mineralization. Given its focus on identifying very high-grade copper mineralization, Kennecott did not focus its exploration efforts on sampling and assaying lower-grade (<1%) disseminated copper mineralization.

     During the 2014 field season, we submitted 5,819 samples for assaying. Of the submitted samples, 5,134 (11,149 meters) were from previously un-sampled and un-assayed drill core. The remaining 685 samples (1,503 meters) were from drill core that was previously sampled by Kennecott and sent for re-assaying to confirm results. Of the 11,149 meters of historic drill core previously unsampled and unassayed drill core , 5 holes had intervals of copper grading more than 0.5% copper, and 21 holes contained mineralization grading more than 0.2% copper.

     The objectives of the re-logging/re-sampling program were threefold: 1) to identify additional low-grade (<1% copper) near-surface mineralized material which had not been previously sampled; 2) to confirm and conduct a QA/QC program on the historical sample results; and 3) to acquire a full geochemical data suite for the Ruby Creek zone which can be utilized in future geological modeling. The re-logging and re-sampling program has confirmed previously known higher-grade copper intervals (>1% copper) and extended the known near-surface lower-grade copper halo. It is anticipated that these results will add lower-grade mineralization to the Bornite Project mineral inventory as well as reduce the strip ratio in a potential open pit by converting zero grade material to low-grade material.

     The 2014 logging and sampling campaign followed consistent sampling methodology, assay and analytical procedures as described above in 2011 - 2013.

     We also maintained our stream gauging and meteorological stations allowing us to continue our environmental baseline data collection in the region.

MANAGEMENT’S DISCUSSION AND ANALYSIS

     See Appendix R to this Circular for management’s discussion and analysis of NovaCopper for the year ended November 30, 2014 and Appendix S to this Circular for management’s discussion and analysis of NovaCopper for the three month period ended February 28, 2015. The management’s discussion and analysis of NovaCopper should be read in conjunction with NovaCopper’s unaudited consolidated interim financial statements for the three-month period ended February 28, 2015 and audited annual consolidated financial statements for the years ended November 30, 2014 and 2013, together with the notes thereto, which are attached as Appendix Q and Appendix P to this Circular, respectively.

Contractual Obligations

     Other than as disclosed below, NovaCopper did not have any known contractual obligations as at November 30, 2014:

		Payment due by period
		Less than 1			More than
Contractual Obligations	Total	year	1 to 3 years	3 to 5 years	5 years
Office lease	$429,000	$171,000	$258,000	$-	$-
Accounts payable and accrued liabilities	979,000	979,000	-	-	-
	$1,408,000	$1,150,000	$258,000	$-	$-

     On January 25, 2013, NovaCopper entered into a commitment to lease office space effective May 1, 2013 for a period of four years with a remaining total commitment of $0.4 million.

Off-Balance Sheet Arrangements

NovaCopper has no material off-balance sheet arrangements.

Changes and Disagreements with Accountants

     NovaCopper has had no change of accountants nor disagreements with accountants on any manner of accounting principles or practices or financial statement disclosure during its two most recent fiscal years.

Quantitative and Qualitative Disclosure About Market Risk

     NovaCopper is engaged in the acquisition and exploration of base metal projects and related activities, including exploration, engineering, permitting and the preparation of feasibility studies. The value of NovaCopper’s properties is related to the price of copper and zinc and changes in the prices of base metals could affect NovaCopper’s ability to generate future revenues.

     Base metal prices may fluctuate widely from time to time and are affected by numerous factors, including expectations with respect to the rate of inflation, exchange rates, interest rates, global and regional political and economic circumstances and governmental policies. The demand for and supply of base metals significantly affect base metal prices. The supply of base metals consists of a combination of new mine production and existing stocks of fabricated base metals. The demand for copper and zinc primarily consists of use in building construction, power generation and transmission, electronic product manufacturing, and production of machinery and vehicles. Additionally, hedging activities by producers, consumers and individuals can affect base metal supply and demand. While copper and zinc can be readily sold on numerous markets throughout the world, their market value cannot be predicted for any particular time.

Financial Instruments

     NovaCopper’s financial instruments are exposed to certain financial risks, including currency risk, credit risk, liquidity risk, interest risk and price risk. NovaCopper’s financial instruments consist of cash and cash equivalents, accounts receivable, deposits, and accounts payable and accrued liabilities. NovaCopper’s instruments are held in the normal course to meet daily operating and cash flow needs of the business. The fair value of accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of their maturity. All of NovaCopper’s financial instruments are initially measured at fair value and then held at amortized cost.

Currency risk

     Currency risk is the risk of a fluctuation in financial asset and liability settlement amounts due to a change in foreign exchange rates. NovaCopper operates in the United States and Canada with some expenses incurred in Canadian dollars. As of February 28, 2015, NovaCopper’s exposure was limited to cash of C$71,000, accounts receivable of C$20,000 and accounts payable of C$156,000. Based on a 10% change in the US Canadian exchange rate, assuming all other variables remain constant, NovaCopper’s net loss would change by approximately $5,000.

Credit risk

     Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. NovaCopper holds cash and cash equivalents with Canadian Chartered financial institutions which are composed of financial instruments issued by Canadian banks. NovaCopper’s accounts receivable consist of GST receivable from the Federal Government of Canada and receivables due for services provided to other parties. NovaCopper’s exposure to credit risk is equal to the balance of cash and cash equivalents and accounts receivable as recorded in the financial statements.

Liquidity risk

     Liquidity risk is the risk that we will encounter difficulties raising funds to meet our financial obligations as they fall due. NovaCopper is in the exploration stage and does not have cash inflows from operations; therefore, NovaCopper manages its liquidity risk through the management of its capital structure and financial leverage. Unless the Arrangement is completed, NovaCopper will require financing within the next twelve months. Future financings are expected to be obtained through debt financing, equity financing, convertible debt, exercise of options, or other means. Continued operations are dependent on NovaCopper’s ability to obtain additional financing or to generate future cash flows. NovaCopper’s contractually obligated cash flow is disclosed above under “- Contractual Obligations”.

Interest rate risk

     Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. NovaCopper holds excess cash balances in money market funds which limits the risk of loss due to interest rate changes to $nil.

     As NovaCopper is currently in the exploration phase, none of its financial instruments are exposed to commodity price risk; however, NovaCopper’s ability to obtain long-term financing and its economic viability could be affected by commodity price volatility.

SELECTED SECURITIES INFORMATION

Outstanding Security Data

     The authorized share capital of NovaCopper consists of an unlimited number of common shares (the “NovaCopper Shares”) without par value and an unlimited number of preferred shares (the “NovaCopper Preferred Shares”) without par value. As at the date of this Circular, there were:

1.	60,633,701 NovaCopper Shares issued and outstanding;

2.	No NovaCopper Preferred Shares issued and outstanding;

3.	6,521,740 NovaCopper Shares reserved for issuance on the exercise of NovaCopper Warrants; and

4.

4,624,294 NovaCopper Shares reserved for issuance on the exercise or vesting of NovaCopper Options, Restricted Share Units, Deferred Share Units, NovaGold Arrangement Options and NovaGold Deferred Share Units.

Dividends or Distributions

     NovaCopper has not declared or paid any dividends on NovaCopper Shares. NovaCopper’s current business plan requires that for the foreseeable future, any future earnings be reinvested to finance the growth and development of our business. We will not declare or pay any dividends until such time as our cash flow exceeds our capital requirements and will depend upon, among other things, conditions then existing including earnings, financial condition, restrictions in financing arrangements, business opportunities and conditions and other factors, or our Board determines that our shareholders could make better use of the cash.

Trading Price and Volume of NovaCopper Shares

     The NovaCopper Shares are listed for trading on the TSX under the trading symbol “NCQ” and on the NYSE MKT under the symbol “NCQ”. The following tables set forth, for the calendar periods indicated, the intraday high and low sale prices and composite volume of trading of the NovaCopper Shares as reported on the TSX and the NYSE MKT.

	TSX
	Price Range(C$)
	High	Low	Volume
Three months ended February 28, 2013	$2.19	$1.75	1,682,000
Three months ended May 31, 2013	$2.14	$1.69	534,900
Three months ended August 31, 2013	$2.20	$1.72	316,200
Three months ended November 30, 2013	$2.18	$1.60	352,800
Three months ended February 28, 2014	$2.15	$1.36	882,900
Three months ended May 31, 2014	$1.68	$0.96	458,900
Three months ended August 31, 2014	$1.35	$0.96	1,002,300
Three months ended November 30, 2014	$1.34	$0.69	265,300
Three months ended February 28, 2015	$0.90	$0.53	1,781,900
May 2014	$1.34	$0.96	116,600
June 2014	$1.25	$0.96	189,300
July 2014	$1.30	$1.03	274,200
August 2014	$1.35	$1.07	538,800
September 2014	$1.34	$1.05	97,400
October 2014	$1.11	$0.79	125,500
November 2014	$0.85	$0.69	42,400
December 2014	$0.70	$0.53	1,359,600
January 2015	$0.75	$0.61	199,300
February 2015	$0.90	$0.62	169,400
March 2015	$0.93	$0.75	108,700
April 2015	$0.81	$0.66	532,900
May 1 – May 12, 2015	$0.80	$0.64	121,443

     The closing price of the NovaCopper Shares on the TSX on April 22, 2015, being the day prior to the public announcement of the Arrangement, was C$0.76 and on May 12, 2015 was C$0.65.

	NYSE MKT
	Price Range($)
	High	Low	Volume
Three months ended February 28, 2013	$2.28	$1.75	12,709,100
Three months ended May 31, 2013	$2.10	$1.66	8,805,900
Three months ended August 31, 2013	$2.07	$1.66	6,069,800
Three months ended November 30, 2013	$2.08	$1.55	6,362,900
Three months ended February 28, 2014	$2.03	$1.22	20,855,000
Three months ended May 31, 2014	$1.50	$0.94	8,108,900
Three months ended August 31, 2014	$1.25	$0.85	11,492,800
Three months ended November 30, 2014	$1.23	$0.60	6,234,600
Three months ended February 28, 2015	$0.72	$0.41	9,372,500
May 2014	$1.24	$0.94	2,045,100
June 2014	$1.17	$0.85	3,351,900

	NYSE MKT
	Price Range($)
	High	Low	Volume
July 2014	$1.19	$0.95	4,677,300
August 2014	$1.25	$0.99	3,463,600
September 2014	$1.23	$0.92	2,107,800
October 2014	$1.06	$0.71	2,584,600
November 2014	$0.77	$0.60	1,542,200
December 2014	$0.64	$0.41	4,034,100
January 2015	$0.64	$0.49	1,976,000
February 2015	$0.72	$0.48	3,362,400
March 2015	$0.74	$0.59	1,735,700
April 2015	$0.66	$0.52	1,462,100
May 1 – May 12, 2015	$0.60	$0.54	353,888

     The closing price of the NovaCopper Shares on the NYSE MKT on April 22, 2015, being the day prior to the public announcement of the Arrangement, was $0.61 and on May 12, 2015 was $0.56.

     On May 12, 2015, there were 1,488 holders of record of NovaCopper Shares, which does not include shareholders for which share are held in nominee or street name.

Exchange Controls

     There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of NovaCopper, other than Canadian withholding tax.

Description of Share Capital

     NovaCopper’s authorized share capital consists of an unlimited number of common shares without par value. As at April 30, 2015, NovaCopper had 60,633,701 common shares issued and outstanding. All of the NovaCopper Shares rank equally as to voting rights, participation in a distribution of the assets of NovaCopper on a liquidation, dissolution or winding-up of the company and the entitlement to dividends. The holders of the NovaCopper Shares are entitled to receive notice of all meetings of shareholders and to attend and vote the shares at the meetings. Each NovaCopper Share carries with it the right to one vote.

     In the event of the liquidation, dissolution or winding-up of NovaCopper or other distribution of its assets, the holders of the NovaCopper Shares will be entitled to receive, on a pro rata basis, all of the assets remaining after the company has paid out its liabilities. Distributions in the form of dividends, if any, will be set by the board of directors. Provisions as to the modification, amendment or variation of the rights attached to the common shares are contained in NovaCopper’s articles of association and the Business Corporations Act (British Columbia). Generally speaking, substantive changes to the share capital require the approval of the shareholders by special resolution (at least two-thirds of the votes cast in respect of the resolution).

CONSOLIDATED CAPITALIZATION

     There have been no material changes in the capital structure of NovaCopper since February 28, 2015, the date of our financial statements for the most recently completed financial period, except as outlined under “Prior Sales”.

     The following table sets forth our cash and cash equivalents, and our consolidated capitalization as of February 28, 2015 and should be read in conjunction with information contained in NovaCopper management’s discussion and analysis for the three month period ended February 28, 2015 and NovaCopper management’s discussion and analysis for the year ended November 30, 2014, which are attached as Appendix S and R, respectively, as well as NovaCopper’s unaudited consolidated interim financial statements for the three-month period ended February 28, 2015 and NovaCopper’s audited annual consolidated financial statements for the years ended November 30, 2014 and 2013, together with the notes thereto, which are attached as Appendix Q and Appendix P to this Circular, respectively.

Pro-forma Consolidated Capitalization	NovaCopper Inc. As at February 28, 2015(1) (‘000’s of US dollars)	Combined Company as at February 28, 2015 (after giving effect to the Arrangement) (1)(2) (‘000’s of US dollars)
Cash and cash equivalents	3,988	24,229
Sunward cash balance(3)		20,945
Exercise of Sunward options(4)		606
Transaction costs(5)		(1,310)

Total share capital	112,469	137,443
Arrangement(6)		24,124
Exercise of Sunward options(4)		850

Total capitalization	116,457	161,672

(1)	Totals may not sum due to rounding.
(2)

Totals in this column give effect to the Arrangement as if it had occurred on February 28, 2015, combined with the “Balance Sheet” of NovaCopper as at February 28, 2015 and Sunward as at December 31, 2014.

(3)	Sunward cash and cash equivalents balance as at December 31, 2014.
(4)	Gives effect to the exercise of in-the-money Arrangement Options held by Sunward stock option holders as at April 22, 2015, the date of the Arrangement Agreement.
(5)	Payment of estimated transaction costs of NovaCopper and Sunward of $1,310,000.
(6)	Gives effect to the issuance of 43,079,213 NovaCopper Shares exchanged for 143,597,376 Sunward Shares and DSUs outstanding as at April 22, 2015, the date of the definitive Arrangement Agreement.

PRIOR SALES

     The following table summarizes the issuances of NovaCopper Shares and NovaCopper Options granted by NovaCopper within the 12 months prior to the date of this Circular.

Price per NovaCopper
Share or Exercise Price
	per NovaCopper	Number and Type of
Date of sale	Option	Securities	Reasons for issuance
May 23, 2014	-	78,712 NovaCopper Shares	DSU vesting
July 7, 2014	$1.15	6,521,740 NovaCopper Shares	Private placement
August 18, 2014	-	66,668 NovaCopper Shares	RSU vesting
December 5, 2014	-	337,336 NovaCopper Shares	RSU vesting
September 9, 2014	C$1.22	1,620,000 NovaCopper Options	Stock Option grant
December 5, 2014	C$0.62	1,620,000 NovaCopper Options	Stock Option grant

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to NovaCopper’s current directors and executive officers. The term for each director expires at the next annual meeting of NovaCopper Shareholders or at such time as his or her successor is appointed, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the NovaCopper Shareholders or upon delivery or submission to NovaCopper of the director's written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earliest of the date his or her resignation becomes effective, the date his or her successor is appointed or he or she cease to be qualified for that office, or the date he or she is terminated by Board of Directors of NovaCopper. The names, locations of residence, and offices held by, the directors and executive officers is current as of the date of this Circular. The address of each director and executive officer in the table set forth below is care of NovaCopper Inc., Suite 1950, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K4 Canada.

Name and Municipality of Residence	Position Held	Director/Officer Since	Principal Occupation
Tony S. Giardini(1)(2) British Columbia, Canada	Director	January 24, 2012	Chief Financial Officer of Kinross Gold Corporation
Dr. Thomas S. Kaplan New York, USA	Chairman	January 24, 2012	Chairman and Chief Investment Officer of The Electrum Group LLC
Gregory A. Lang(3) Utah, USA	Director	January 24, 2012	President and Chief Executive Officer of NovaGold Resources Inc.
Igor Levental(4)(5) Colorado, USA	Director	January 24, 2012	President of The Electrum Group LLC
Kalidas V. Madhavpeddi(1)(2)(3) Arizona, USA	Director	January 24, 2012	President of Azteca Consulting LLC and Overseas Chief Executive Officer of China Molybdenum Co., Ltd.
Gerald J. McConnell(4) Nova Scotia, Canada	Director	January 24, 2012	Chief Executive Officer of Namibia Rare Earths Inc.
Clynton R. Nauman(1)(3) Washington, USA	Lead Director	April 27, 2011	President and Chief Executive Officer of Alexco Resource Corp.
Janice Stairs(2)(4)(5) Nova Scotia, Canada	Director	April 27, 2011	General Counsel to Namibia Rare Earths Inc.
Rick Van Nieuwenhuyse(5) British Columbia, Canada	Director, President and Chief Executive Officer	April 27, 2011	Officer of NovaCopper
Elaine M. Sanders British Columbia, Canada	Vice President, Chief Financial Officer and Corporate Secretary	April 29, 2011(6)	Officer of NovaCopper

Notes:
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the EHST Committee.
(4)	Member of the Corporate Governance and Nominating Committee.
(5)	Member of the Corporate Communications Committee.
(6)	Appointed Corporate Secretary on April 29, 2011 and Vice President and CFO on January 30, 2012.

Corporate Cease Trade Orders or Bankruptcies

     During the ten years preceding the date of this Circular, no director or executive officer of NovaCopper has, to the knowledge of NovaCopper, been a director, chief executive officer or chief financial officer of any company that:

(a) Was subject to a cease trade order or similar order or an order that denied the relevant company success to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days, and that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b) Was subject to a cease trade order or similar order or an order that denied the relevant company success to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days, and that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

     During the 10 year period preceding the date of this Circular, no director or executive officer of NovaCopper or a security holder who holds a sufficient number of securities of NovaCopper to affect materially the control of NovaCopper:

(a) Is a director or executive officer of any company (including NovaCopper) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b) Has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, officer or shareholder.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     This Compensation Discussion and Analysis describes and explains the significant elements of NovaCopper’s executive compensation program for the 2014 fiscal year to attract, retain and incentivize NovaCopper’s named executive officers (“NEOs” or “Named Executive Officers”).

NovaCopper’s current NEOs are:

  Mr. Rick Van Nieuwenhuyse, President and CEO; and

  Ms. Elaine Sanders, Vice President and CFO.

     Mr. Joseph Piekenbrock, Former Senior Vice President, Exploration, was an NEO during the 2014 fiscal year until his termination on August 15, 2014 due to cost reduction efforts taken by NovaCopper.

     Ms. Sanders and Mr. Piekenbrock transitioned to NovaCopper from similar roles at NovaGold in 2012 based on a coordinated approach between the two companies. With almost ten years of experience for each of Ms. Sanders and Mr. Piekenbrock at NovaGold, both companies wished to retain expertise and knowledge of the UKMP Projects with the spun-out company. Accordingly, the salaries and benefits received by Ms. Sanders and Mr. Piekenbrock at NovaGold were considered by the Compensation Committee in determining the appropriate compensation for such individuals at NovaCopper in 2012.

Objectives of Compensation Program

     The objectives of NovaCopper’s compensation program are to attract, retain and incentivize highly qualified executive officers with the talent and experience necessary for the success of NovaCopper. The NovaCopper’s compensation program is designed to recruit and retain key individuals and reward individuals with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly.

     The Compensation Committee evaluates each executive officer position to establish and enumerate skill requirements and levels of responsibility. The Compensation Committee, after referring to market information recommends compensation for the executive officers. The Compensation Committee engages an outside compensation advisor, Roger Gurr & Associates (the “Compensation Consultant”), to review the market information and analysis prepared by NovaCopper. The main elements of the engagement include reviewing the peer comparator group of mining companies, reviewing and confirming the compensation strategy and reviewing compensation data of the peer comparators. NovaCopper’s compensation philosophy for 2014 was to be in the 62.5th percentile of its Peer Group (defined below under the heading “Peer Group”) for base salaries paid to its NEOs, 75th percentile of its Peer Group for total cash compensation based on individual and company performance paid to its NEOs (which compensation includes base salary and annual short term incentives paid) and 50th percentile of its Peer Group for total long term incentives granted to its NEOs. Typically, the CEO makes a recommendation to the Compensation Committee regarding base salary increases, annual incentives and long-term incentives for executive officers other than the CEO. These recommendations are based on the individual’s salary in relation to guidepost, their actual individual and company performance and market conditions. The Compensation Committee holds an in camera meeting to review these recommendations and then puts forward their recommendation to the Board for approval. In 2014, the Compensation Committee reviewed and evaluated the performance of the CEO and CFO and provided a recommendation on the executive’s compensation elements to the Board. The Board approved the Compensation Committee’s recommendation.

Executive Compensation Policies and Programs

     In establishing compensation objectives for executive officers, the Compensation Committee seeks to accomplish the following goals:

  incentivize executives to achieve important corporate and personal performance objectives and reward them when such objectives are met;

  recruit and subsequently retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions at Peer Group companies; and

  align the interests of executive officers with the long-term interests of Shareholders through participation in NovaCopper’s stock-based compensation plans.

     Currently, NovaCopper’s executive compensation package consists of the following principal components: base salary, annual incentive cash bonus, various health plan benefits, registered retirement savings plan (“RRSP”) matching for Canadian NEOs, individual retirement account (“IRA”) matching for U.S. NEOs, and long-term incentives in the form of stock options and restricted share units.

The following table summarizes the different elements of NovaCopper’s total compensation package:

COMPENSATION ELEMENT	OBJECTIVE	KEY FEATURE
Base Salary	Provide a fixed level of cash compensation for performing day-to-day responsibilities.	Base salary bands were created and annually reviewed based on 62.5th percentile of the market data for base salary. Actual increases are based on individual performance.

Annual Incentive Plan	Reward for short-term performance against corporate, and individual goals.	Cash payments based on a formula. Each
NEO has a target percentile opportunity
based on the 75th percentile of the market
data for total cash. Actual payout depends on
performance against corporate and individual
goals. Minimum Company performance
needs to be met before a payout occurs.
Stock Options	Align management interests with those of Shareholders, encourage retention and reward long-term Company performance.	Calculations are based on targets for each
NEO determined by targeting the 50th
percentile of the market data for total direct
compensation. Stock option grants generally
vest over 2 years and have a 5-year life.
Restricted Share Units (“RSUs”)	Align management interests with those of Shareholders, encourage retention and reward long-term Company performance.	Calculations are based on targets for each NEO determined by targeting the 50th percentile of the market data for total direct compensation. RSU grants generally vest over a period of 2 years.
Retirement Plans: RRSP (Canadian employees) and IRA (U.S. employees)	Provide retirement savings.	RRSP – Company matches 100% of the employee’s contribution up to 5% of base salary. IRA – Company matches 100% of the employee’s contribution up to 3% of base salary.
Health Plan Benefits	Provide security to employees and their dependents pertaining to health and welfare risks.	Coverage includes medical and dental benefits, short- and long-term disability insurance, life insurance and employee assistance plan.

Annual Compensation Decision-Making Process

     Each year, the executive team establishes goals and initiatives for the upcoming year that include key priorities. The CEO presents these goals and initiatives to the Board for approval. Similarly, the CEO and the Chair of the Compensation Committee work together to establish goals for the CEO for the upcoming fiscal year and the CEO follows a process similar to the other NEOs.

     The 2014 corporate goals included:

  operate a safe workplace;
  improve operational efficiency;
  execute exploration field program;
  implement people and stakeholder strategy; and
  advance UKMP Projects.

     Performance relative to these goals is reviewed at year-end and performance ratings are determined for NovaCopper by the Board, for the CEO by the Compensation Committee and for each of the other NEOs by the CEO. These performance ratings are used in making decisions and calculations related to base salary increases, annual incentive payouts and stock-based grants.

     The Board can exercise discretion in determining the appropriate performance rating for NovaCopper and executive officers based on their evaluation of performance against goals set at the beginning of the year. The size of any payout or award is dependent on the performance rating as determined by the Board. The rating can be 0% to 150%.

     The Compensation Committee makes a recommendation to the Board regarding the CEO’s base salary, annual incentive payout and stock-based grant. The Compensation Committee also reviews the performance and compensation recommendations for the NEOs by the CEO and makes the final determination regarding the same. In 2014, the Compensation Committee reviewed the performance of both the CEO and CFO given the small size of the executive team and made a recommendation to the Board.

     Base salary increases are effective January 1st of each year and annual incentive payments are usually paid out shortly after each performance cycle. NovaCopper’s performance cycle is aligned with its fiscal year end. Due to market conditions there were no base salary increases for fiscal year 2015.

     The bar graph below illustrates how much of compensation is cash versus non-cash based on the salary guidepost for each NEO and his or her annual incentive and long-term incentive targets for 2014. The actual pay mix may vary depending on whether goals are met since performance factors are used in the calculation of annua al incentive pay and long term incentive pay. The Total Direct Compensation Pay Mix targets for the CEO and CFO remain unchanged for 2015.

     The bar graph below illustrates the actual pay mix for each NEO for compensation earned in 2014, although the long-term incentive amounts were awarded in December 2014, NovaCopper’s fiscal 2015, in the form of stock option grants.

Consideration of Previous Advisory Vote on Executive Compensation

     NovaCopper conducted an advisory vote on executive compensation, commonly referred to as a “Say on Pay” proposal in 2013. The Shareholders voted in favour of a non-binding resolution approving the compensation of NovaCopper’s Named Executive Officers. The Shareholders voted for the non-binding Shareholder vote on compensation of NovaCopper’s NEOs to occur every three years. As such, the next non-binding Shareholder vote on compensation of NovaCopper’s NEOs is expected to occur in 2016.

Risk Assessment of Compensation Policies and Practices

     Annually, the Compensation Committee conducts a risk assessment of NovaCopper’s compensation policies and practices as they apply to all employees, including all executive officers. The design features and performance metrics of NovaCopper’s cash and stock-based incentive programs along with the approval mechanisms associated with each were evaluated to determine whether any of these policies and practices would create risks that are reasonably likely to have a material adverse effect on No ovaCopper.

     As part of the review, the following characteristics of NovaCopper’s compensation policies and practices were noted as being characteristics that NovaCopper believes reduce the likelihood of risk-taking by No ovaCopper’s employees, including NovaCopper’s officers and non-officers:

  NovaCopper’s compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including RSUs and Options.

  The Compensation Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged the Compensation Consultant. The Compensation Consultant assists the Compensation Committee in reviewing executive compensation and provides advice to the Committee on an as needed basis.

  The annual incentive program for the executive management team, which includes each of the NEOs, is approved by the Board. Individual payouts are based on a combination of financiial metrics as well as qualitative and discretionary factors.

  Stock-based awards are all recommended by the Compensation Committee and approved by the Board.

  The Board approves the compensation for the President and CEO based upon a recommendation by the Compensation Committee comprised of all independent directors.

  A “Say on Pay” proposal is put before the Shareholders every three years.

  The nature of the business in which NovaCopper operates requires some level of risk taking to achieve reserves and development of mining operations in the best interest of all stakeholders. Consequently, the executive compensation policies and practices have been designed to encourage actions and behaviours directed towards increasing long term value while modifying and limiting incentives that promote excessive risk taking.

     Based on this assessment, it was concluded that NovaCopper’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on NovaCopper.

     NEOs and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Peer Group

     NovaCopper retains the Compensation Consultant to assist the Compensation Committee in determining compensation levels for each of the three main components for NovaCopper’s directors and NEOs. The Compensation Consultant’s work encompasses a review of NovaCopper’s executive compensation philosophies against a comparable peer group of mining companies using the publicly available filings of peer companies.

     A compensation comparator group of mining companies has been developed using the following ideal criteria:

  exploration/development phase;
  significant potential asset (one or two);
  market cap between $50-200 million;
  projects focused in North America (or low risk jurisdictions);
  mining (primarily copper focused); and
  an experienced full-time executive team.

     NovaCopper considers the above selection criteria to be relevant because the criteria reflect the types of companies and the market in which NovaCopper primarily competes for talent. In 2014, NovaCopper adjusted the market capitalization criteria to better reflect the current market conditions of NovaCopper and its peers. In 2014, Augusta Resource Corp. and Colossus Minerals Inc. were removed from the Peer Group as they ceased or were about to cease to exist as a company. Copper Mountain Mining Corp., Mercator Minerals Ltd., Polymet Mining Corp., and Romarco Minerals Inc. were removed from the Peer Group as they no longer met the criteria. Curis Resources Ltd. and Western Copper and Gold Corp. were added to the Peer Group as they more accurately reflected the criteria.

     Based upon considerations of company size, stage of development and operating jurisdictions, the following peer comparators were selected:

Alexco Resource Corp.	NGEx Resources Inc.
Avalon Rare Metals Inc.	Paramount Gold and Silver Corp.
Curis Resources Ltd.	Sabina Gold and Silver Corp.
Copper Mountain Mining Corp.	Victoria Gold Corp.
Nevada Copper Corp.	Western Copper and Gold Corp.

(collectively, the “Peer Group”)

Compensation Elements

     After compiling information based on salaries, bonuses and other types of cash and equity based compensation programs obtained from the public disclosure records of the Peer Group, Management reported its findings to the Compensation Consultant and the Compensation Committee. The Compensation Consultant made recommendations to the Compensation Committee regarding compensation targets for directors and NEOs.

     The Compensation Committee has left the following compensation targets for NovaCopper’s NEOs unchanged from the 2014 fiscal year which are as follows:

CEO

Base Salary – 62.5th percentile of Peer Group

Annual Incentive Target – 70% of base salary

Long Term Incentive Target– 160% of base salary

VP & CFO

Base Salary – 62.5th percentile of Peer Group

Annual Incentive Target – 50% of base salary

Long Term Incentive Target – 100% of base salary

     Due to market conditions and financial constraints of NovaCopper, actual compensation results may differ from targets.

Base Salary

     Salaries for executive officers are determined by evaluating the responsibilities inherent in the position held and the individual’s experience and past performance, as well as by reference to the competitive marketplace for management talent at other Peer Group companies. The Compensation Committee refers to market information publicly available and information provided by the Compensation Consultant.

     The Compensation Consultant matched the executive officers to those individuals performing similar functions at the Peer Group companies. NovaCopper targeted the 62.5 th percentile of this market data to determine the salary bands for the NEOs.

     As a result of the compensation review conducted in 2014, the Compensation Committee has recommended leaving the current salary bands unchanged for 2015.

     NovaCopper targets base salaries above the median to assist in attracting and retaining the key people that NovaCopper needs to be successful.

     NovaCopper conducts a Peer Group review of its NEOs annually.

     When determining actual base salary increases for the NEOs, the CEO and Compensation Committee look at the targets or guideposts for the salary bands (currently the 62.5 th percentile of the market data) and determine increases based on each NEO’s performance. Individual performance is evaluated based on goals and initiatives set at the beginning of the year. The CEO determines a salary increase budget for each year based on market data from consulting companies and considering NovaCopper’s financial resources. Using this budget and taking into account individual performance and the individual’s position in his or her salary band, the CEO may recommend an increase for one or all NEOs. The Compensation Committee makes a recommendation for the CEO’s base salary increase, also taking into account the budget set and the CEO’s individual performance.

     If the NEO is fully competent in his or her position, the NEO will be paid between 95% to 105% of the guidepost. Developing NEOs would be paid between 80% to 94% of the guidepost and NEOs who consistently perform above expectation can be paid between 106% to 120% of the guidepost.

NEO’s Base Salary Compared to Salary Band Guideposts

Name	2014 Base Salary Compared to Salary Band Guidepost	Reason
Rick Van Nieuwenhuyse	Above: 108% of guidepost	The NEO’s base salary is above the salary range guidepost for his role and level due to his past and current performance,
specifically with his knowledge of Alaska, his geological
experience in the Ambler mining district and his long term
relationships with NANA Regional Corp and the
governmental bodies within the State of Alaska.
Elaine Sanders	Above: 117% of guidepost	The NEO’s base salary is above the salary range guidepost for her role and level due to her past and current performance,
with consideration of retaining her past experience and
knowledge of the UKMP Projects with the spin-out of
NovaCopper. Base salary for Ms. Sanders was carried over
from NovaGold in 2012 as part of her transition agreement
with NovaGold and NovaCopper.

Base Salary Increases for 2015

     Management and the Compensation Committee agreed to no base salary increases for 2015:

Name	Title	2014 Base Salary	2015 Base Salary	% Change
Rick Van Nieuwenhuyse	President & CEO	C$400,000	C$400,000	0%
Elaine Sanders	VP & CFO	C$299,600	C$299,600	0%

Annual Incentive Plan

     At the end of each fiscal year, the Compensation Committee reviews actual performance against the objectives set by NovaCopper and the NEOs for such fiscal year. The assessment of whether NovaCopper’s objectives for the year have been met includes, but is not limited to, considering the quality and measured progress of NovaCopper’s exploration projects, raising of capital, corporate alliances and similar achievements.

     NovaCopper considers the 75th percentile for annual incentive targets for NEOs.

     The annual incentive formula is as follows:

     [(Corporate performance) + (Individual performance)] x target % x base salary = payout

     A minimum corporate performance needs to be met prior to any payout.

Annual Incentive Payout for 2014

     Actual incentive awards for 2014 were based on performance relative to goals and initiatives set for 2014. Performance is measured in two areas: corporate and individual. Performance ratings for each area range from 0% to 150%.

     Discussions around corporate goals for the following year are started during a strategy session held annually. All executive officers and some managers are involved in the strategy session. During the session, goals and initiatives are set in three areas: Operational Excellence, People & Partnerships and Generating Value. These corporate goals and initiatives are approved by the Board. Individual goals and initiatives flow from the corporate goals and initiatives to ensure that everyone’s efforts are linked to the success of NovaCopper.

     NovaCopper also focuses on setting goals and initiatives around its core values which include safety, respect for people and nature, community, integrity, teamwork, communication, and ownership.

The following table outlines the results of the annual incentive calculation for 2014:

Name	2014 Annual Incentive Target %/Amount	2014 Annual Incentive Payout ($)	2014 Corporate Weighting/Rating	2014 Individual Weighting/Rating
Rick Van Nieuwenhuyse	70%/C$280,000	0	80% / 100%	20% / 125%
Elaine Sanders	50%/C$149,800	0	65% / 100%	35% / 125%

     Due to current market conditions and the financial circumstance of NovaCopper, the Compensation Committee and the Board recommended no annual incentive payouts for Mr. Van Nieuwenhuyse and Ms. Sanders for 2014 even though corporate and individual performance ratings were 100% and 125% respectively.

     Mr. Van Nieuwenhuyse’s annual rating was approved in recognition of his leadership skills and personal performance, as well as the significant contributions he made to NovaCopper in 2014. Specifically, his leadership led to forming a long term development strategy for the Ambler mining district and working with the State of Alaska to advance the Ambler Mining District Industrial Access Road.

     Ms. Sanders’s annual rating was approved in recognition of her leadership of the finance team. Specifically, she is recognized for her efforts with respect to completing a private placement financing and overseeing all aspects of NovaCopper’s regulatory compliance.

Stock-Based Incentive Plans

     Stock-based grants are generally awarded to executive officers at the commencement of their employment and periodically thereafter. For annual grants, stock options and/or RSUs are granted based on a target percentage of base salary for each NEO. Due to the number of options available in the stock option plan and share price of NovaCopper, the 2014 annual grants were generated based on a review of peer group grants instead of target percentage. The results of the actual 2014 grants are shown as a proportion of total pay mix under the section “Annual Compensation Decision-Making Process.” The purpose of granting stock options and/or RSUs is to assist NovaCopper in compensating, attracting, retaining and motivating directors, officers, employees and consultants of NovaCopper and to closely align the personal interests of such persons to that of the Shareholders. These equity vehicles were chosen because NovaCopper believes that these vehicles best incentivize the team to focus their efforts on increasing shareholder value.

     NovaCopper targeted the 50th percentile of the total direct compensation data provided by the Compensation Consultant for the NEOs. Based on the results of the 2014 compensation review, no changes are being made to the stock based compensation targets for 2015. NovaCopper uses two different plans for stock-based grants for its executive officers, the Equity Incentive Plan and the RSU Plan (as defined below). The percentage of stock options versus RSUs granted is determined by the Compensation Committee for each grant. NovaCopper’s Equity Incentive Plan was adopted on February 27, 2012 and is for the benefit of the officers, directors, employees and consultants of NovaCopper or any subsidiary company. Stock options granted to the NEOs pursuant to the Equity Incentive Plan as at the date hereof each have a five-year life and vest over two years: 2/3 on the first anniversary of the grant and 1/3 on the second anniversary of the grant date. NovaCopper’s Restricted Share Unit plan was adopted on November 29, 2012 (the “RSU Plan”) and is for the benefit of the officers, directors, employees and consultants of NovaCopper or any subsidiary company.

Stock-Based Grants in 2014

     The Compensation Committee has approved the grant of a total of 600,000 stock options exercisable at a price of C$1.22 to Mr. Van Nieuwenhuyse, and Ms. Sanders which vest over two years, 1/3 on the grant date, 1/3 on the first anniversary of the grant, and 1/3 on the second anniversary of the grant. A total of 600,000 stock options were granted to the NEOs in 2014, which represent approximately 1.0% of the total Common Shares issued and outstanding. No RSUs were granted to NEOs in 2014.

     The following table outlines details of the 2014 stock option grant:

Name	Long-term Incentive Target %/Value	Stock Option Grant #/Value
Rick Van Nieuwenhuyse	160%/$583,232	400,000/$176,415
Elaine Sanders	100%/$273,025	200,000/$88,208

     Due to the number of options available in the stock option plan and share price of NovaCopper, the 2014 annual grants were generated based on a review of peer group grants instead of target percentage. The share price of NovaCopper also impacted the dollar value of long-term incentive delivered to the NEOs.

Retirement Plans

     The purpose of NovaCopper’s retirement plans is to assist eligible employees with accumulating capital toward their retirement. NovaCopper has an RRSP plan for Canadian employees whereby employees are able to contribute up to 5% of their base salary and receive a 100% company match. NovaCopper has an IRA plan for U.S. employees whereby employees are able to contribute up to 3% of their base salary and receive a 100% company match.

Benefits

     NovaCopper’s benefit programs provide employees with health and wellness benefits. The programs consist of health and dental benefits, life insurance, disability insurance, accidental death and dismemberment insurance, and an employee assistance plan. The only benefit that NEOs receive beyond those provided to other employees is eligibility for a paid bi-annual executive physical.

Compensation Governance

     The Compensation Committee is a standing committee of the Board and is appointed by and reports to the Board, with a mandate to assist the Board in fulfilling its oversight responsibilities related to:

  ensuring that NovaCopper has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of senior executives including the annual receipt of the CEO’s current recommendation;

  developing and maintaining a position description for the CEO and assessing the performance of the CEO against the CEO’s position description, goals and objectives;

  reviewing and recommending for approval by the Board, the annual salary, bonus and other benefits, direct and indirect, including targets tied to corporate goals and objectives, of the CEO;

  reviewing and recommending to the Board the frequency with which NovaCopper will conduct a shareholder advisory vote on executive compensation and to review the results of any votes on executive compensation and consider recommendations and changes to NovaCopper’s compensation policies;

  making recommendations to the Board on compensation policies and guidelines for NovaCopper and overseeing the implementation and administration of compensation policies and programs concerning executive compensation, contracts, stock plans or other incentive plans and proposed personnel changes involving officers reporting to the CEO;

  approving compensation, incentive plans and equity-based plans for all other key employees; and

  reviewing the adequacy and form of the compensation of directors.

     The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee as it considers appropriate.

     For the year ended November 30, 2014, the Compensation Committee consisted of three independent directors: Mr. Giardini, Mr. Madhavpeddi and Ms. Stairs. Mr. Giardini is the Chair of the Compensation Committee. All members of the Compensation Committee are non-executive directors of NovaCopper and satisfy the applicable independence standards of the NYSE MKT. The Compensation Committee met seven times in the year ended November 30, 2014.

     Tony Giardini, CA and CPA, is the Chief Financial Officer at Kinross Gold Corporation and was formerly the Chief Financial Officer at Ivanhoe Mines Ltd. (“Ivanhoe”). In his role at Ivanhoe, Mr. Giardini also worked with a compensation consultant to assist with director and executive compensation reviews. Additionally, Mr. Giardini has previously chaired the Compensation Committee for other public companies including NovaGold.

Compensation Committee’s Relationship with its Independent Compensation Consultant

     The Compensation Committee has engaged the Compensation Consultant, Roger Gurr & Associates, to provide specific support to the Compensation Committee in determining compensation for NovaCopper’s officers and directors, including during the most recently completed fiscal year. Such analysis and advice from the Compensation Consultant includes, but is not limited to, executive compensation policy (for example, the choice of companies to include in the Peer Group and compensation philosophy), total compensation benchmarking for the NEOs, and incentive plan design. In addition, this support in the past has consisted of (i) the provision of general market observations throughout the year with respect to market trends and issues; (ii) the provision of benchmark market data; and (iii) attendance at a Compensation Committee meeting to review market trends and issues and market analysis findings. In 2014, NovaCopper completed the gathering of market information and executive compensation analysis. The analysis was reviewed by the Compensation Consultant with commentary on the analysis and market conditions provided to the Compensation Committee. Decisions made by the Compensation Committee, however, are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by the Compensation Consultant. In addition to this mandate, the Compensation Consultant provides general employee compensation consulting services to NovaCopper, however these services are limited in size and scope and are significantly lesser value than those provided related to executive and director compensation.

     The Compensation Committee Chair pre-approves the Statement of Work provided by the Compensation Consultant prior to the start of the annual executive and Director Compensation Reviews or any other project that needs to be completed. The Statement of Work confirms the work that the Compensation Consultant is asked to complete and their fees. The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules and concluded that the Compensation Consultant’s work for the Compensation Committee does not raise any conflict of interest.

     The fees paid to the Compensation Consultant for the services provided during the fiscal year 2014 were C$1,575. In 2014, NovaCopper completed an internal compensation review and the Compensation Consultant, Roger Gurr & Associates reviewed and signed off on the compensation review. The fees in 2014 reflect the internal work completed by NovaCopper reducing the overall level of engagement compared to previous years.

Employment Agreements

     NovaCopper has entered into employment agreements with each of the NEOs to address many issues important in the employer-employee relationship including:

  term of employment;

  amount of compensation and benefits such as vacation or health plan;

  the duties, tasks and responsibilities expected of the employee;

  termination provisions including in the event of a change of control;

  confidentiality of information to prevent employees from disclosing to others any confidential information after employment ends;

  non-solicitation restrictions to prevent the employee from attempting to solicit other employees; and

  any other issues specific to the employment situation.

Rick Van Nieuwenhuyse

     Mr. Van Nieuwenhuyse was employed by NovaCopper as President and Chief Executive Officer effective January 9, 2012. For the fiscal year ended November 30, 2014, Mr. Van Nieuwenhuyse was entitled to an annual salary of C$400,000.

     Pursuant to the terms of his employment contract, Mr. Van Nieuwenhuyse receives an annual base salary of C$400,000, which is reviewed annually by the Compensation Committee in consultation with Mr. Van Nieuwenhuyse and may be adjusted for the next year based on his performance and the performance of NovaCopper, provided, however, that in no event shall the salary be less than the salary payable in the previous fiscal year. Pursuant to his employment contract, the grant of any annual incentive payments would be at the sole discretion of NovaCopper’s Board.

     Mr. Van Nieuwenhuyse also received an annual car allowance in the amount of C$14,976 and a monthly amount of C$317 in lieu of a life insurance policy.

Elaine Sanders

     Pursuant to an employment contract with NovaCopper effective November 13, 2012, Ms. Sanders is employed by NovaCopper as Vice President and Chief Financial Officer. For the fiscal year ended November 30, 2014, Ms. Sanders was entitled to an annual salary of C$299,600.

Termination of Employment or Change of Control

     The following termination clauses are in effect under all of the NEOs employment contracts.

     In the event of a change of control of NovaCopper, NovaCopper shall continue to employ the NEOs and the NEOs shall continue to serve NovaCopper in the same capacity and each shall have the same authority, responsibilities and status that each had immediately prior to the change of control, subject to NovaCopper’s right to terminate the NEOs’ employment upon payment of severance.

     Notwithstanding the foregoing, if within the 12 month period immediately following a change in control, an NEO advises NovaCopper in writing within 90 days of the date the NEO becomes aware of certain changes to the terms of employment after a change of control (and NovaCopper has not cured the condition within 30 days from receipt of such notice), the NEO’s employment with NovaCopper will be deemed to be terminated. Deemed termination upon a change of control has occurred if (i) there is a material change (other than a promotion) in the NEO’s position, duties, responsibilities, title or office in effect immediately prior to any change of control; (ii) a material reduction in the NEO’s base salary in effect immediately prior to any change of control; or (iii) any material breach by NovaCopper of any material provision of the employment agreement.

     If an NEO’s employment with NovaCopper is deemed to be terminated, NovaCopper is required to pay such NEO (i) a lump sum payment equal to the NEO’s annual base salary plus such NEO’s annual incentive target for the fiscal year pursuant to NovaCopper’s annual incentive program, multiplied by two, if such termination occurs prior to the first anniversary of the NEO’s employment agreement; or (ii) a lump sum payment equal to the NEO’s annual base salary at the time of termination plus such NEO’s annual incentive earned in the previous fiscal year pursuant to NovaCopper’s annual incentive program, multiplied by two, if such termination occurs following the first anniversary of the NEO’s employment agreement (the “Severance Payment”).

     A change of control means any of the following:

  at least 50% in fair market value of all the assets of NovaCopper are sold;

  a direct or indirect acquisition by a person or group of persons of the voting shares of NovaCopper constitutes 40% or more of the outstanding voting shares of NovaCopper;

  a majority of the then-incumbent Board of Directors’ nominees for election to the Board of NovaCopper are not elected at any annual or special meeting of the Shareholders; or

  NovaCopper is merged, consolidated or reorganized into or with another entity and as a result of such business combination, more than 40% of the voting shares of such body immediately after such transaction are beneficially held in aggregate by a person or corporate body that beneficially held less than 40% of the voting shares of NovaCopper immediately prior to such transaction.

     If the employment contract is terminated by the NEO upon a material breach by NovaCopper, or terminated by NovaCopper for reasons other than just cause, death, or extended inability to perform the NEO’s duties under the employment agreement, NovaCopper is obliged to pay to such NEO the Severance Payment. An estimate of Severance Payment for each of the NEOs based on current salary and prior year’s earned annual incentive are C$800,000 for Rick Van Nieuwenhuyse and C$599,200 for Elaine Sanders.

     NovaCopper is also required to maintain group insurance benefits for Mr. Van Nieuwenhuyse and Ms. Sanders for a period of 12 months after termination in the circumstance described above or pay to the executive an amount equal to the present value of NovaCopper’s cost of providing such benefits.

     If the employment agreement is terminated as a result of the NEO’s permanent or extended inability to perform the NEO’s duties under the employment agreement, NovaCopper is obligated to pay an amount equal to all accrued and unpaid salary as of the date of termination and a lump sum payment equal to the NEO’s annual salary at the time of termination.

     Other than as set out above, there are no other termination clauses or change of control benefits in the employment agreements, or any other contract, agreement, plan or arrangement entered into with the NEO. NovaCopper does not believe the Arrangement will constitute a change of control for purposes of the NEO’s employment contracts.

     The contracts of each of the NEOs continue indefinitely, unless and until terminated in accordance with the terms of their employment agreements.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed with management NovaCopper’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Circular.

     Submitted by the following members of the Compensation Committee of the Board of Directors:
     Tony Giardini
     Kalidas Madhavpeddi
     Janice Stairs

Securities Authorized for Issuance under Equity Compensation Plans

     The following table is as of the date of the Arrangement Agreement.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,074,076	$0.57	5,020,979
Equity compensation plans not approved by security holders	-	-	-
Total	4,074,076	$0.57	5,020,979

Stock Performance Graph

     The following graph depicts NovaCopper’s cumulative total Shareholder returns since becoming a listed issuer on April 25, 2012 assuming a $100 investment in Common Shares on the TSX, compared to an equal investment in the S&P/TSX Composite Index, S&P/TSX Global Base Metals Index and the S&P/TSX Venture Composite Index. NovaCopper does not currently issue dividends. The Common Share performance as set out in the graph is not indicative of future price performance.

     The below chart depicts the cumulative total Shareholder returns during the fiscal year ended November 30, 2014 of a $100 investment at the time NovaCopper became a listed issuer on the TSX.

Year	February 28, 2014	May 31, 2014	August 31, 2014	November 30, 2014
Value based on $100 invested in NovaCopper on the TSX	$57	$44	$54	$29
Value based on $100 invested in S&P/TSX Composite	$123	$127	$136	$128
Value based on $100 invested in S&P/TSX Global Base Metals Index (USD)	$106	$110	$118	$94
Value based on $100 invested in S&P/TSX Venture Composite	$80	$76	$79	$58

     NovaCopper successfully listed on the TSX and NYSE MKT in April 2012. Total shareholder returns since NovaCopper’s listing on the TSX have been negative and NovaCopper had outperformed the S&P/TSX Venture Composite prior to November 30, 2013. NovaCopper achieved all of its goals and objectives in 2014 but the overall markets for the resource sector have been down.

     The compensation for NovaCopper’s executive officers is comprised of different elements. These include elements relating to factors that do not directly correlate to the market price of NovaCopper’s common shares, such as base salary, as well as elements that more closely correlate to NovaCopper’s performance and changes in the market price of its common shares, such as annual incentive awards and awards of stock options.

Summary Compensation Table

     The summary compensation table below sets out NEO compensation information including annual salary, incentive bonuses and all other compensation earned during the fiscal year ended November 30, 2014. Amounts have been converted to US dollars using the average exchange rate during the fiscal year ended November 30, 2014 of CAD$1.00 = $0.9113 US dollars.

Named Executive Officer Principal Position	Year	Salary $	Bonus $	Stock Awards (1) $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Rick Van Nieuwenhuyse, President and Executive Officer (2)	2014 2013 2012	364,520 390,600 349,222	- 278,127 349,222	176,415 754,283 6,677,516	- - -	- - -	28,476 30,785 37,551	569,411 1,453,795 7,413,511

Elaine Sanders, Vice President and Chief Financial Officer (3)	2014 2013 2012	273,025 292,559 74,983	- 150,986 58,739	88,208 377,142 600,064	- - -	- - -	11,059 12,849 623	372,292 833,536 734,409
Joseph Piekenbrock, Vice President Exploration (4)	2014 2013 2012	201,875 283,333 152,508	- 142,110 118,850	- 377,142 825,798	- - -	- - -	648,603 - -	850,478 802,585 1,097,155

Notes:

(1)

Amounts in respect of stock awards are based on the fair value of the grants as at the grant date. Option-based awards are valued using the Black-Scholes valuation model. Stock awards granted during the year ended November 30, 2014 include vested and unvested amounts. 2012 stock awards were all returned to NovaCopper with no realization of value by the NEO.

(2)

Vested during the year ended November 30, 2014 for Mr. Van Nieuwenhuyse: $nil of option-based awards and $262,720 of stock- based awards. Other compensation for Mr. Van Nieuwenhuyse includes $11,359 of matching contributions to Mr. Van Nieuwenhuyse’s registered retirement savings plan and $17,117 of other allowances including car allowance and amounts in lieu for life insurance premiums. Amounts for Mr. Van Nieuwenhuyse for the year ended November 30, 2012 are from his date of employment of January 9, 2012.

(3)

Vested during the year ended November 30, 2014 for Ms. Sanders: $nil of option-based awards and $131,361 of stock-based awards. Other compensation for Ms. Sanders includes $11,059 of matching contributions to Ms. Sanders’s registered retirement savings plan. Amounts for Ms. Sanders include amounts charged by NovaGold for services provided by Ms. Sanders as an officer of NovaCopper from May 1 – November 12, 2012, and amounts from her employment date of November 13, 2012 for the year ended November 30, 2012.

(4)

Vested during the year ended November 30, 2014 for Mr. Piekenbrock: $nil of option-based awards and $131,361 of stock-based awards. Other compensation for Mr. Piekenbrock includes $628,364 of severance and $20,239 of accrued vacation paid upon termination. Amounts for Mr. Piekenbrock are from his date of employment of May 1, 2012 for the year ended November 30, 2012.

     To calculate stock awards, the dollar value to be delivered to each NEO is calculated based on the targets approved for each NEO role as well as the performance of the individual and Company. The Black-Scholes option valuation model is used because it provides a fair value widely accepted by the business community and is regarded as one of the best ways of determining fair prices of options. The fair value based on NovaCopper’s historical stock prices to determine the stock’s volatility, the expected life of the option which is based on the average length of time similar option grants in the past have remained outstanding prior to exercise and the vesting period of the grant.

Incentive Plan Awards

2014 Grants of Plan-Based Awards

     No stock option awards were re-priced during 2014. The number of stock options outstanding includes vested and unvested awards.

     In order to create a more sustainable compensation strategy, the Compensation Committee and the Board implemented a program whereby Employees, Executives and Directors returned all stock option grants from 2012 at an exercise price of C$3.11 during 2013. The returned stock options have all been returned to the stock option pool and will allow NovaCopper the ability to make future grants to retain and incentivize Employees, Executives and Directors.

     The following table provides information related to grants of plan-based awards to our NEOs in respect of the 2014 fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #	Exercise or Base Price of Option Awards C$/Sh	Grant Date Fair Value of Stock and Option Awards $
		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Rick Van Nieuwenhuyse	09/09/2014	-	-	-	-	-	-	-	400,000	1.22	176,415
Elaine Sanders	09/09/2014	-	-	-	-	-	-	-	200,000	1.22	88,208

Outstanding Equity Awards at 2014 Fiscal Year-End

     The following table provides information related to the outstanding stock option awards and stock awards held by each of our NEOs at November 30, 2014.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercise d Unearned Options #	Option Exercise Price C$	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Shares, Stock That Have Not Vested #	Equity Incentive Plan Awards: Number of Unearned Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rick Van Nieuwenhuyse	133,333	266,667	-	1.22	09/08/2019	133,334 (1)	80,418	133,334(1)	80,418
Elaine Sanders	66,666	133,334	-	1.22	09/08/2019	66,667(1)	40,209	66,667(1)	40,209

Notes:
(1)	Vested on December 5, 2014.

2014 Option Exercises and Stock Vested

     The following table provides information regarding stock that vested and stock options that were exercised by our NEOs during 2014. Option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise. Stock award value is calculated by multiplying the number of vested RSUs by the market value of the underlying shares on the vesting date.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting $
Rick Van Nieuwenhuyse	Nil	Nil	133,333	262,720
Elaine Sanders	Nil	Nil	66,667	131,361
Joseph Piekenbrock	Nil	Nil	66,667	131,361

Nonqualified Deferred Compensation

     NovaCopper has no plans that provide for deferred compensation to its executive officers.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership or control and direction, direct or indirect, of our Common Shares as of April 22, 2015 by:

  our NEOs;

  our directors and nominees;

  all of our executive officers and directors as a group; and

  each person who is known by us to beneficially own more than 5% of our issued and outstanding Common Shares.

     Unless otherwise indicated, the Shareholders listed possess sole voting and investment power with respect to the shares shown. Our directors and executive officers do not have different voting rights from other Shareholders. The address of each director and executive officer in the table set forth below is care of NovaCopper Inc., Suite 1950, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K4, Canada.

Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Class of Beneficial Ownership(2)	Amount and Nature of Beneficial Ownership After Giving Effect to the Arrangement	Percentage of Class of Beneficial Ownership After Giving Effect to the Arrangement
Rick Van Nieuwenhuyse	931,941(3)	1.5%	931,941(3)	*
Elaine Sanders	250,765(4)	*	250,765(4)	*
Tony Giardini	158,048(5)	*	158,048(5)	*
Thomas Kaplan	19,795,943(6)(7)	31.1%	27,648,443(6)(7)(8)	26.3%
Gregory Lang	267,229(9)	*	557,589(9)(10)	*
Igor Levental	169,457(11)	*	459,817(11)(12)	*
Kalidas Madhavpeddi	190,250(13)	*	190,250(13)	*

Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Class of Beneficial Ownership(2)	Amount and Nature of Beneficial Ownership After Giving Effect to the Arrangement	Percentage of Class of Beneficial Ownership After Giving Effect to the Arrangement
Gerald McConnell	187,400(14)	*	187,400(14)	*
Clynton Nauman	203,364(15)	*	203,364(15)	*
Janice Stairs	160,000(16)	*	160,000(16)	*
Directors and executive officers as a group	22,314,397	35.3%	30,747,617	29.3%
Electrum Strategic Resources L.P. 535 Madison Avenue, 12th Floor New York, NY 10022	19,616,652(17)	30.9%	27,469,152(17)(8)	26.1%
Paulson & Co. Inc. 1251 Avenue of the Americas, 50th Floor New York, NY 10020	11,488,249(18)	18.1%	14,548,249(18)(19)	13.8%
The Baupost Group, L.L.C. 10 St. James Ave, Suite 1700 Boston, MA 02116	7,005,298(20)	11.5%	11,600,758(20)(21)	11.0%

Notes:
(1)

Under applicable U.S. securities laws, a person is considered to be the beneficial owner of securities owned by him or her (or certain persons whose ownership is attributed to him or her) or securities that can be acquired by him or her within 60 days, including upon the exercise of options, warrants or convertible securities.

(2)

Based on 60,633,701 NovaCopper Shares issued and outstanding as of April 22, 2015, plus any NovaCopper Shares deemed to be beneficially owned pursuant to options that are exercisable within 60 days from April 22, 2015.

(3)	Includes 368,007 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(4)	Includes 133,332 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(5)	Includes 150,000 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(6)

Includes 16,022,449 NovaCopper Shares held directly by Electrum Strategic Resources L.P. and 2,760,870 currently exercisable warrants held directly by Electrum Strategic Resources L.P. as well as 833,333 NovaCopper Shares held directly by GRAT Holdings, an affiliate of Electrum Strategic Resources L.P. Global Holdings owns all of the limited partnership interests of Electrum Strategic Resources L.P. and all of the equity interests of the general partner of Electrum Strategic Resources L.P. TEG Services is the investment adviser to Global Holdings and possesses voting and investment discretion with respect to assets of Global Holdings, including indirect investment discretion with respect to the NovaCopper Shares held directly by Electrum Strategic Resources L.P. Dr. Thomas Kaplan, Chairman of the NovaCopper Board, is also chairman and chief investment officer of TEG Services, and therefore may be deemed to share the power to vote and dispose of the 18,783,319 NovaCopper Shares and currently exercisable warrants held directly by Electrum Strategic Resources L.P.

(7)	Includes 179,291 NovaCopper Shares underlying options exercisable within 60 days of April 22, 2014.
(8)

Includes 7,785,000 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held directly by ESA and 67,500 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held directly by ESA2. Each of GRAT Holdings, Leopard Holdings, Global Holdings, TEG Global and TEG Services may be deemed to share the power to vote and dispose of the common shares held directly by ESA and ESA2 and, accordingly, each such entity may be deemed to beneficially own such shares. Tigris Partners owns a majority of the limited liability company interests of ESA and may be deemed to beneficially own the common shares held directly by ESA. Global Holdings owns all of the limited liability company interests of ESA2 and a majority of the limited liability company interests of Tigris Partners. TEG Global is the sole general partner of, and TEG Services is the investment adviser to, Global Holdings. TEG Services possesses voting and investment discretion with respect to assets of Global Holdings, including indirect investment discretion with respect to Sunward Shares held directly by ESA and ESA2. GRAT Holdings, which owns all of the equity interests of Leopard, may be deemed to share voting and investment power with respect to Sunward Shares held directly by ESA and ESA2 by virtue of its indirect ownership (through Leopard) of equity of Global Holdings, TEG Global and TEG Services. The investment committee of GRAT Holdings, which consists of three members, exercises voting and investment decisions on behalf of GRAT Holdings. Dr. Thomas Kaplan, Chairman of the NovaCopper Board, is also chairman and chief investment officer of TEG Services, and therefore may be deemed to share the power to vote and dispose of the 7,785,000 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held directly by ESA and 67,500 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held directly by ESA2.

(9)	Includes 233,333 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(10)	Includes 225,000 NovaCopper Shares underlying Arrangement Options exercisable at the close of the arrangement.
(11)	Includes 169,291 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(12)	Includes 225,000 NovaCopper Shares underlying Arrangement Options exercisable at the close of the arrangement.
(13)	Includes 185,957 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(14)	Includes 181,791 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(15)	Includes 181,791 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(16)	Includes 150,000 NovaCopper Shares underlying options exercisable within 60 days from April 22, 2014.
(17)

Includes 833,333 NovaCopper Shares held directly by GRAT Holdings, 16,022,449 NovaCopper Shares held directly by Electrum Strategic Resources L.P. and 2,760,870 currently exercisable warrants held directly by Electrum Strategic Resources L.P. GRAT Holdings has sole voting and investment power with respect to the 833,333 NovaCopper Shares it holds directly. Each of GRAT Holdings, Leopard, Global Holdings, TEG Global and TEG Services may be deemed to share the power to vote and dispose of the 18,783,319 NovaCopper Shares and currently exercisable warrants held directly by Electrum Strategic Resources L.P. and, accordingly, each may be deemed to beneficially own such shares. Global Holdings owns all of the limited partnership interests of Electrum Strategic Resources L.P. and all of the equity interests of the general partner of Electrum Strategic Resources L.P. TEG Global is the sole general partner of, and TEG Services is the investment adviser to, Global Holdings. TEG Services possesses voting and investment discretion with respect to assets of Global Holdings, including indirect investment discretion with respect to the common shares held directly by Electrum Strategic Resources L.P. GRAT Holdings, which owns all of the equity interests of Leopard, may be deemed to share voting and investment power with respect to shares held directly by Electrum Strategic Resources L.P. by virtue of its indirect ownership (through Leopard) of equity of Global Holdings, TEG Global and TEG Services. The investment committee of GRAT Holdings, which consists of three members, exercises voting and investment decisions on behalf of GRAT Holdings. Electrum Strategic Resources L.P., Leopard, Global Holdings, TEG Global and TEG Services have disclaimed beneficial ownership of the securities held by GRAT Holdings for purposes of Sections 13(d) and 13(g) under the U.S. Exchange Act.

(18)	Includes 8,727,379 NovaCopper Shares and 2,760,870 currently exercisable warrants held by Paulson & Co. Inc.
(19)	Includes 3,060,000 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held by Paulson & Co. Inc.
(20)	Includes 6,005,298 NovaCopper Shares and 1,000,000 currently exercisable warrants held by The Baupost Group, L.L.C.
(21)	Includes 4,595,460 NovaCopper Shares to be received upon the Arrangement based on Sunward Shares held by The Baupost Group, L.L.C.

*	Percentage of Common Shares beneficially owned or over which control or direction is exercised, directly or indirectly, is less than 1%.

DIRECTOR COMPENSATION

     Non-executive directors each are eligible to receive an annual retainer of $24,000 in cash of which each director has voluntarily elected to receive 50% of their 2014 and 2015 annual retainers in DSUs. The cash retainer is paid quarterly in arrears. In addition, the Chair of the Audit Committee receives $10,000 and the Chairs of the Compensation and Governance, Corporate Communications and EHST Committees of the Board each receive $5,000 annually and the Board Chair receives $16,000 annually, all paid on a quarterly basis. Non-executive directors receive a meeting fee of $1,000 in cash for each meeting attended. Each director is entitled to participate in any security-based compensation arrangement or other plan adopted by NovaCopper from time to time with the approval of NovaCopper’s Board. The directors are reimbursed for expenses incurred on NovaCopper’s behalf. Executive officers who are also directors do not collect Board fees. Board members are eligible to participate in the Equity Incentive, RSU and DSU Plans. No additional fees are paid to directors. Director compensation is subject to review and possible change on an annual basis.

     During fiscal 2014, each non-executive director was granted 75,000 stock options at an exercise price of C$1.22 exercisable for a period of five years. These stock options were all fully vested on the grant date.

     The Compensation Committee periodically reviews the adequacy and form of the compensation of directors and ensures that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and reports and makes recommendations to the Board accordingly.

Director Compensation Table

     The summary compensation table below sets out the compensation provided to NovaCopper’s non-executive directors for the fiscal year ended November 30, 2014.

Name	Fees Earned or Paid in Cash $	Stock Awards(1) $	Option Awards $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation $	Total $
Tony Giardini	38,000	41,680	33,078	-	-	-	112,757
Thomas Kaplan	37,000	29,398	33,078	-	-	-	99,476
Terry Krepiakevich(2)	15,416	5,109	-	-	-	-	20,525
Gregory Lang	30,186	35,085	33,078	-	-	-	98,349
Igor Levental	32,000	33,996	33,078	-	-	-	99,074
Kalidas Madhavpeddi	43,266	47,911	33,078	-	-	-	124,254
Gerald McConnell	28,000	30,729	33,078	-	-	-	91,807
Clynton Nauman	30,000	35,932	33,078	-	-	-	99,010
Walter Segsworth(3)	3,767	1,025	-	-	-	-	4,792
Janice Stairs	33,000	40,288	33,078	-	-	-	106,366

Notes:
(1)	The 2014 DSU grants for directors are 100% vested on grant date, but payable on retirement. The value of the amounts in respect of stock-based awards is based upon the fair value at time of grant.
(2)	Mr. Krepiakevich did not stand for re-election and ceased to be a director as of May 21, 2014.
(3)	Mr. Segsworth resigned as a director on January 29, 2014.

DSU Plan for Directors

     The DSU Plan has been established by NovaCopper to promote the interests of NovaCopper by attracting and retaining qualified persons to serve on the Board.

     In an effort to preserve cash and to build share ownership, in October 2013, the Board approved the implementation of giving Directors the opportunity to elect to receive in DSUs 50% of their annual retainer by completing and delivering a written election to NovaCopper on or before November 15th of the calendar year ending immediately before the calendar year with respect to which the election is made. Such election will be effective with respect to compensation payable for calendar quarters beginning during the calendar year following the date of such election. Each director elected to receive in DSUs 50% of their annual retainer.

     Directors are not eligible to redeem the DSUs until they retire from NovaCopper. This plan was approved by the Board on November 29, 2012 and originally by NovaCopper’s Shareholders on May 21, 2013.

Incentive Plan Awards

Outstanding Option-Based and Share-Based Awards

     The following table sets out information concerning all option-based and share-based awards outstanding for each director (excluding NEOs) as of November 30, 2014 including awards granted before the most recently completed financial year.

		Option-Based Awards				Share-Based Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options	Option Exercise Price C$	Option Expiration Date	Value of Unexercised in-the- money Options(1) $	Number of Shares or Units of Shares that have not Vested	Market or Payout Value of Shares or Units of Shares that have not Vested(2) $	Market- related or Payout Value of Unearned Shares or Units that have not Vested(2) $
Tony Giardini	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Thomas Kaplan	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Gregory Lang	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Igor Levental	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Kalidas Madhavpeddi	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Gerald McConnell	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Clynton Nauman	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-
Janice Stairs	09/09/2014	75,000	1.22	09/08/2019	-	-	-	-

Notes:
(1)	Based on the price of NovaCopper’s Common Shares on the TSX as of November 30, 2014 of C$0.69 less the option exercise price converted into US dollars at an exchange rate of 1 USD = 1.1440 CAD.
(2)	Based on the price of NovaCopper’s Common Shares on the TSX as of November 30, 2014 of C$0.69 converted into US dollars at an exchange rate of 1 USD = 1.1440 CAD.

Value Vested or Earned During the Year

     The following table sets out information concerning the value of incentive plan awards – option-based and share-based awards as well as non-equity incentive plan compensation – vested or earned by each director (other than NEOs) during the financial year ended November 30, 2014.

Name	Option-Based Awards		Share-Based Awards		Non-equity Incentive Plan Compensation – Value Earned During the Year $
	Number of Securities Underlying Options Vested	Value Vested During the Year $	Number of Shares or Units of Shares Vested	Value Vested During the Year(1) $
Tony Giardini	75,000	33,078	33,762	29,398	-
Thomas Kaplan	75,000	33,078	23,612	41,680	-
Terry Krepiakevich	-	-	3,713	5,109	-
Gregory Lang	75,000	33,078	28,312	35,085	-
Igor Levental	75,000	33,078	27,412	33,996	-
Kalidas Madhavpeddi	75,000	33,078	38,912	47,911	-
Gerald McConnell	75,000	33,078	24,712	30,729	-
Clynton Nauman	75,000	33,078	29,012	35,932	-
Walter Segsworth	-	-	661	1,025	-
Janice Stairs	75,000	33,078	32,612	40,288	-

Notes:
(1)	Amounts in respect of share-based awards are based upon the market value of the units at time of vesting based on the prevailing share price times the number of units vested.

INDECTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No informed person of NovaCopper, which includes each person who has been a Director or executive officer of NovaCopper since the beginning of the most recently completed fiscal year, nor any proposed nominee for director of the Combined Company, nor any associate or affiliate of such informed person or proposed nominee, has had any material interest, direct or indirect, in any transaction entered into by NovaCopper since the beginning of the most recently completed fiscal year.

AUDIT COMMITTEE

Audit Committee Charter

     The text of the Audit Committee’s charter is attached as Appendix “U” to this Circular.

Composition of the Audit Committee

     The current members of the Audit Committee are Tony S. Giardini, Kalidas V. Madhavpeddi, and Clynton R. Nauman, each of whom is independent and financially literate within the meaning of those terms in National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”).

Relevant Education and Experience

     The relevant education and/or experience of each member of the Audit Committee is as follows:

Tony S. Giardini

     Tony Giardini is a Chartered Accountant and Certified Professional Accountant and spent 12 years with the accounting firm KPMG prior to his ten year tenure as Vice President and Treasurer of Placer Dome Inc. Mr. Giardini is currently the Executive Vice-President and Chief Financial Officer of Kinross Gold Corporation. While at Placer Dome Inc. Mr. Giardini was responsible for managing and overseeing our debt and capital market activities including managing banking relationships with U.S., Canadian and international banks. Mr. Giardini was the Chief Financial Officer of Capstone Mining Corp. from April 2012 to December 2012 and Ivanhoe Mines Ltd. an international mining company listed on the TSX and the NYSE from May 2006 to April 2012.

Kalidas V. Madhavpeddi

     Mr. Madhavpeddi, as Overseas CEO for China Molybdenum Co. Ltd. (CMOC) is responsible for its overseas operations, acquisitions and P&L. In his current role (and previously as SVP of M&A for Phelps Dodge, the world's largest publicly traded copper mining company and contemporaneously as President of Phelps Dodge Wire & Cable), he is responsible for managing the financial team and is well versed in both US GAAP and IFRS accounting. As President of Phelps Dodge Wire & Cable he was responsible for the P&L including establishing internal controls for operations in 10 countries. He also serves on the Audit Committee of Capstone Mining and NovaGold Resources Inc. Mr. Madhavpeddi is an alumnus of the Indian Institute of Technology, Madras, India, the University of Iowa and the Harvard Business School and has participated in ongoing Director Education in accounting for all three companies.

Clynton R. Nauman

     Clynton Nauman is and has been since February 2005, the President and Chief Executive Officer of Alexco Resource Corp. and is responsible for the overall financial reporting under IFRS of this publicly listed company on the TSX and NYSE MKT. Mr. Nauman also serves on the Audit Committee of NovaGold Resources Inc., a company reporting under US GAAP. From January 2002 to January 2005, Mr. Nauman was the President of Asset Liability Management Group ULC and from February 1998 until February 2003 Mr. Nauman was president of Viceroy Gold Corporation and Viceroy Minerals Corporation, and a director of Viceroy Resource Corporation. From 1993 to 1998, Mr. Nauman was the General Manager of Kennecott Minerals. Mr. Nauman has many years of experience analyzing and evaluating financial statements with a breadth and level of complexity similar to NovaCopper. He is also responsible for the supervision of financial staff and internal control systems over financial reporting. Mr. Nauman has 25 years of diversified experience in the mining industry ranging from exploration and business development to operations and business management in the precious metals, base metals and coal sectors.

Reliance on Exemptions

     In respect of the most recently completed financial year, NovaCopper did not rely on the exemptions set out in NI 52-110 with respect to compliance with the requirements of Part 3 (Composition of the Audit Committee) of NI 52-110.

Pre-Approval Policies and Procedures

     All services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be represented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported were pre-approved by the Audit Committee.

External Auditor Service Fees

     A table setting for the fees paid by the Company to PwC, its independent auditor, for the years ended November 30, 2014, 2013 and 2012 is set forth below. Fees incurred prior to April 30, 2012 were paid by the Company’s former parent company, NovaGold, resulting in the annual fees for the years ended November 30, 2012 being non-comparable.

	Year Ended November 30
	2014 $	2013 $	2012 $
Audit Fees(1)	124,001	165,635	83,584
Audit Related Fees(2)	26,642	52,586	6,908
Tax Fees(3)	-	-	-
All Other Fees(4)	-	-	-
Total	150,643	218,221	90,492

Notes:
(1)

“Audit Fees” are the aggregate fees billed by PwC for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” This category comprises fees billed for review and advisory services associated with the Company’s financial reporting.

(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are fees charged by PwC for services not described above.

CORPORATE GOVERNANCE DISCLOSURE

     The Board is committed to sound corporate governance practices, which are both in the interest of Shareholders and contribute to effective and efficient decision making. As part of NovaCopper’s commitment to effective corporate governance, the Board, with the assistance of the Audit and Corporate Governance and Nominating Committees, monitors changes in legal requirements and best practices.

      Set out below is a description of certain corporate governance practices of NovaCopper, as required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and recommended by National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”).

Board of Directors

     NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. The Board is currently comprised of 9 directors, a majority of whom (6 of 9) are independent. Messrs. Giardini, Levental, Madhavpeddi, McConnell, Nauman, and Ms. Stairs are considered to be “independent” directors for the purposes of NI 58-101, under the applicable NYSE MKT standards and SEC rules. Mr. Van Nieuwenhuyse is not independent as Mr. Van Nieuwenhuyse is an executive officer of NovaCopper. Mr. Lang is not independent as Mr. Lang is an executive officer of NovaGold which was the parent company of NovaCopper until April 30, 2012. Dr. Kaplan is not independent due to his relationship with our largest shareholder.

     NovaCopper has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Board holds regular meetings every three months. Between the scheduled meetings, the Board meets as required. A total of 9 board meetings were held during the fiscal year ended November 30, 2014. All directors attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all subcommittees of the Board on which he/she served.

     As Dr. Kaplan is the Chairman and Chief Investment Officer of the Electrum Group which manages the portfolio of investments of Electrum, the single largest shareholder of NovaCopper, NovaCopper has appointed Clynton Nauman as the lead director of NovaCopper (the “Lead Director”). In such role, Mr. Nauman is primarily responsible for maintaining the independence of the Board and ensuring that the Board carries out its responsibilities.

     NovaCopper’s independent directors are expected to meet at least annually in executive session without the presence of non-independent directors and management. Also, in order to facilitate open and candid discussion among independent directors, from time to time as circumstances dictate, the non-independent directors and any representatives of management in attendance at meetings of the Board are excused. At the end of regularly scheduled Board meetings, the directors regularly meet in-camera without management present.

     The Board members are not required to attend the annual and special meeting of Shareholders.

     The Board has five standing committees: Compensation, Audit, Corporate Governance and Nominating, EHST, and Corporate Communications. Special committees are formed as needed.

Ethical Business Conduct

     The Board has adopted a Code of Business Conduct and Ethics (the “Code”) for NovaCopper’s directors, officers and employees. A copy of the Code is available on NovaCopper’s website at www.novacopper.com, on SEDAR at www.sedar.com, and may be obtained by contacting NovaCopper at the address given under “Additional Information” at the end of this Circular.

     NovaCopper has appointed NovaCopper’s Chief Financial Officer to serve as NovaCopper’s Ethics Officer to ensure adherence to the Code. Under the Code, directors, officers and employees will be required to disclose any actual or potential conflict of interest to NovaCopper’s Ethics Officer or the Chair of the Audit Committee. Under the Code, no director, officer or employee shall:

be a consultant to, or a director, officer or employee of, or otherwise operate an outside business that:

competes with NovaCopper;

supplies products or services to NovaCopper; or

purchases products or services from NovaCopper;

have any financial interest, including significant stock ownership, which means 10% or more of the common stock, in any entity with which NovaCopper does business that might create or give the appearance of a conflict of interest;

seek or accept any personal loan or services from any entity with which NovaCopper does business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

be a consultant to, or a director, officer or employee of, or otherwise operate an outside business, if the demands of the outside business would interfere with the director’s, officer’s or employee’s responsibilities to NovaCopper;

accept any personal loan or guarantee of obligations from NovaCopper, except to the extent such arrangements are legally permissible; or

  conduct business on behalf of NovaCopper with immediate family, which includes spouses, children, parents, siblings and persons sharing the same home, whether or not legal relatives.

     The Code also describes how NovaCopper is committed to honest and ethical conduct by all directors, officers, employees and other representatives, providing full, accurate, timely and understandable disclosure and compliance with all laws, rules and regulations.

     NovaCopper has also established a Whistle Blower Policy whereby the Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls or auditing matters to the Audit Committee. Monitoring of accounting, internal control and auditing matters, as well as violations of the law, the Code and other NovaCopper policies or directives, occurs through the reporting of complaints or concerns through an anonymous whistleblower hotline accessible by telephone, fax or internet.

     Certain of NovaCopper’s directors serve as directors or officers of other reporting issuers or have significant shareholdings in other companies. To the extent that such other companies may participate in business ventures in which NovaCopper may participate, the directors may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such director will not participate in negotiating and concluding terms of any proposed transaction. Any director or officer who may have an interest in a transaction or agreement with NovaCopper is required to disclose such interest and abstain from discussions and voting in respect to same if the interest is material or if required to do so by corporate or securities law.

     The following directors currently serve on the following boards of directors of other public companies:

Name	Reporting Issuer
Dr. Thomas Kaplan	NovaGold Resources Inc. (TSX, NYSE MKT: NG)
Gregory Lang	NovaGold Resources Inc. (TSX, NYSE MKT: NG) Sunward Resources Ltd. (TSX: SWD)
Igor Levental	Gabriel Resources Ltd. (TSX: GBU) NovaGold Resources Inc. (TSX, NYSE MKT: NG) Sunward Resources Ltd. (TSX: SWD) Taung Gold International Limited (HKEx: stock code 621)
Kalidas Madhavpeddi	Capstone Mining Corp. (TSX: CS) Namibia Rare Earths Inc. (TSX: NRE) NovaGold Resources Inc. (TSX, NYSE MKT: NG)
Gerald McConnell	Namibia Rare Earths Inc. (TSX: NRE) NovaGold Resources Inc. (TSX, NYSE MKT: NG)
Clynton Nauman	Alexco Resource Corp. (TSX, NYSE MKT: AXR) NovaGold Resources Inc. (TSX, NYSE MKT: NG)
Janice Stairs	AuRico Gold Inc. (TSX, NYSE: AUQ)
Rick Van Nieuwenhuyse	Alexco Resource Corp. (TSX, NYSE MKT: AXR) AsiaBaseMetals Inc. (TSX-V: ABZ) SoliusGold Inc. (TSX-V: SDC) NovaGold Resources Inc. (TSX, NYSE MKT: NG) Tintina Resources Inc. (TSX-V: TAU)

Board Mandate

     The Board is responsible for the overall stewardship of NovaCopper. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish the goals and strategies of NovaCopper, to identify principal risks, to select and assess senior management and to review significant operational and financial matters.

     The Board has adopted a written mandate. The mandate of the Board is to enhance and preserve long term shareholder value, and to ensure NovaCopper meets its obligations on an ongoing basis and operates in a reliable and safe manner. In accordance with its mandate, the Board is expected to, among other things:

  review and approve strategic plans on an annual basis and monitor annual programs in relation to strategic plans;

  review operating and financial performance relative to budgets and objectives;

  ensure the integrity and effectiveness of NovaCopper’s internal control and management information systems;

  understand the principal risks of NovaCopper’s business and ensure that there are systems in place which effectively monitor and manage those risks with a view to NovaCopper’s long-term viability;

  monitor and evaluate the performance of the CEO, establish compensation programs and succession planning and determine compensation of the CEO and senior management;

  ensure NovaCopper operates at all times within applicable laws and regulations and to the highest ethical and moral standards;

  appoint Board committees, including the Audit Committee, and delegate to those committees any appropriate powers of the Board; and

  adopt a communication and disclosure policy for NovaCopper and ensure NovaCopper has in place effective communication processes with shareholders and other stakeholders and with financial, regulatory and other institutions and agencies.

Position Descriptions

     The position descriptions for the chairs of each Board committee are contained in the committee charters. The chair of each of the Audit Committee, Corporate Governance and Nominating Committee, EHST Committee, Compensation Committee, and the Corporate Communications Committee is required to ensure the committee meets regularly and performs the duties as set forth in its charter, and reports to the Board on the activities of the committee. The Board has developed a written position description for the Chair of the Board and this position is presently held by Dr. Thomas Kaplan. The Chair of the Board is principally responsible for overseeing the operations and affairs of the Board. The Lead Director position, presently held by Mr. Clynton Nauman, is primarily responsible for maintaining the independence of the Board and ensuring that the Board carries out its responsibilities.

     The Board has also developed a written position description for the CEO. The CEO is primarily responsible for the overall management of the business and affairs of NovaCopper. In this capacity, the CEO shall establish the strategic and operational priorities of NovaCopper and provide leadership to the management team. The CEO is directly responsible to the Board for all activities of NovaCopper.

Orientation and Continuing Education

     NovaCopper provides an orientation and education program to new directors. This program consists of providing education regarding directors’ responsibilities, corporate governance issues, committee charters and recent and developing issues related to corporate governance and regulatory reporting. NovaCopper provides orientation in matters material to NovaCopper’s business and in areas outside of the specific expertise of the Board members. Historically, all new members of the Board have been experienced in the mining sector so no general mining orientation has been necessary.

     Continuing education helps directors keep up to date on changing governance issues and requirements and legislation or regulations in their field of experience. The Board recognizes the importance of ongoing education for the directors and senior management of NovaCopper and the need for each director and officer to take personal responsibility for this process. To facilitate ongoing education, the CEO or the Board may from time to time, as required:

  request that directors or officers determine their training and education needs;

  arrange visits to NovaCopper’s projects or operations;

  arrange funding for the attendance at seminars or conferences of interest and relevance to their position; and

  encourage participation or facilitate presentations by members of management or outside experts on matters of particular importance or emerging significance.

     During the 2014 fiscal year, directors participated in educational sessions and received educational materials on the topics outlined below.

Date	Educational Program	Presented By	Participant
September 24, 2014	Increasing Diversity on Canada’s Boards: Recent Initiatives	Blake, Cassels & Graydon LLP	Board of Directors
October 8, 2014	Accounting and Reporting in the United States	PricewaterhouseCoopers LLP	Audit Committee
November 14, 2014	NI 43-101 Economic Analysis: Impairment and Valuation	Ernst & Young LLP	Environmental, Health, Safety and Technical Committee
November 20, 2014	Shareholder Activism and Engagement	Dorsey & Whitney LLP	Compensation Committee
November 21, 2014	Board Diversity: Initiatives Around the World	Blake, Cassels & Graydon LLP	Corporate Governance & Nominations Committee
December 5, 2014	Cybersecurity	Ernst & Young LLP	Board of Directors

     The Board also encourages senior management to participate in professional development programs and courses and supports management’s commitment to training and developing employees.

Board’s Role in Risk Oversight

     While NovaCopper management is charged with the day-to-day management of risks NovaCopper faces including credit risk, liquidity risk and operational risk, the Audit Committee, pursuant to its charter, is responsible for oversight of risk management. Oversight begins with the Board of Directors and the Audit Committee. The Audit Committee consists of three independent directors. The Audit Committee reviews and assesses the adequacy of NovaCopper’s risk management policies and procedures with regard to identification of NovaCopper's principal risks, both financial and non-financial, and reviews updates on these risks from Company management. The Audit Committee also reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of NovaCopper’s financial reporting process and systems of internal control regarding finance, accounting and financial statements. In addition, the Audit Committee is charged with the responsibility of evaluating related party transactions and conflicts of interest. The Audit Committee reports periodically to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management.

     The Board leadership structure promotes effective oversight of NovaCopper's risk management for the same reasons that the structure is most effective for NovaCopper in general, that is, by providing the Chief Executive Officer and other members of senior management with the responsibility to assess and manage NovaCopper's day-to-day risk exposure and providing the Board, and specifically the Audit Committee of the Board, with the responsibility to oversee these efforts of management.

Shareholder Communications to the Board

     Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Blake, Cassels & Graydon LLP, Corporate Secretary, Elaine M. Sanders, NovaCopper Inc. Suite 2600, 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1L3. NovaCopper's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. NovaCopper's Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Audit Committee and Audit Committee Financial Expert

     The Board has appointed an Audit Committee to assist the Board in monitoring (i) the integrity of the financial statements of NovaCopper, (ii) the independent auditor’s qualifications and independence, (iii) the performance of NovaCopper’s internal financial controls and audit function and the performance of the independent auditors, and (iv) the compliance by NovaCopper with legal and regulatory requirements. The members of the Audit Committee are elected annually by the Board at the annual organizational meeting. The members of the Audit Committee shall meet the independence and experience requirements of the NYSE MKT and Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC. NovaCopper’s Audit Committee consists of fully independent members and NovaCopper’s “audit committee financial expert” is Tony Giardini. The Audit Committee meetings are held quarterly at a minimum. The Audit Committee met six times in the year ended November 30, 2014.

Corporate Governance and Nominating Committee

     The Board is responsible for approving directors for nomination and election and filling vacancies among the directors. In all cases, the Board will consider the recommendations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists of Gerald McConnell (Chair), Igor Levental and Janice Stairs. All members of the Corporate Governance and Nominating Committee are independent. The Corporate Governance and Nominating Committee met nine times in the year ended November 30, 2014

     The Corporate Governance and Nominating Committee Charter, which can be found on NovaCopper’s website at www.novacopper.com, states that the Corporate Governance and Nominating Committee will assist the Board by (i) recommending, annually, the members proposed for reelection to the Board and identifying and recommending new nominees; (ii) recommending to the Board, on an annual basis, director nominees for each Board committee; (iii) in consultation with the Board, establishing criteria for Board membership and recommending Board composition; and (iv) developing and overseeing a process for director succession, including reviewing and assessing new candidates for appointment or nomination to the Board.

Director Nomination Policies

     The Corporate Governance and Nominating Committee is responsible for reviewing any Shareholder proposals to nominate Board candidates. Shareholders may submit names of persons to be considered for nomination, and the Corporate Governance and Nominating Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For NovaCopper's policies regarding Shareholder requests for nominations, see the section entitled “Shareholder Proposals” in this Circular. None of the current nominees were nominated by a Shareholder.

     Annually, the Corporate Governance and Nominating Committee follows a process designed to consider the reelection of existing directors and, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions and extensive knowledge in the mining industry, finance and other areas, and in particular, experience with regards to exploration and development of mineral properties, financial reporting, risk management and business strategy. With respect to nominating existing directors, the Committee reviews relevant information available to it and assesses each individual’s continued ability and willingness to serve as a director. The Committee also assesses each person’s contribution in light of the mix of skills and experience the Committee deems appropriate for the Board.

     With respect to establishing criteria for Board membership and recommending the composition of the Board, the Corporate Governance and Nominating Committee is required by its charter to consider diversity in experience and perspectives in addition to general skills and competencies. Also, of consideration and interest are the experiences that personal diversity, including ethnicity, gender and education, can add to the Board.

Majority Voting Policy

     The Board has adopted a Majority Voting Policy stipulating that Shareholders shall be entitled to vote in favour of, or withhold from voting for, each individual director nominee at a Shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain Shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of NovaCopper. The Board must take formal action on the Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable Shareholders’ meeting and announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee is or has been an executive officer or employee of NovaCopper or its subsidiary. No executive officer of NovaCopper is or has been a director or member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of NovaCopper.

     There were no Compensation Committee or Board interlocks among the members of our Board during 2014.

Other Board of Directors’ Committees

     In addition to the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, NovaCopper also has the following standing committees: Corporate Communications, and Environment, Health, Safety and Technical Committee. Special Committees are struck as needed.

     The role of the Corporate Communications Committee is to review, monitor and assess the effectiveness of NovaCopper’s corporate communications. The Corporate Communications Committee is comprised of Igor Levental (Chair), Janice Stairs and Rick Van Nieuwenhuyse.

     The role of the EHST Committee is to review, monitor and assess the effectiveness of NovaCopper’s environmental policies and activities and NovaCopper’s activities as they relate to health and safety issues. The EHST Committee is comprised of Gregory Lang (Chair), Kalidas Madhavpeddi and Clynton Nauman.

Assessments

     The Board is responsible for selecting and appointing executive officers and for monitoring their performance. The performance of executive officers is annually measured against pre-set objectives and the performance of mining companies of comparable size. The Corporate Governance and Nominating Committee is responsible for overseeing the development and implementation of a process for assessing the effectiveness of the Board, its committees and its members. The Corporate Governance and Nominating Committee may request each director to provide his or her assessment of the effectiveness of the Board and each evaluation should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts.

RISK FACTORS

     The business and operations of NovaCopper are subject to numerous risks. There are risks in every business and the mining industry has its own inherent risks. The following discussion summarizes the principal risk factors that apply to NovaCopper’s business. Any one or more of such risk factors could materially affect NovaCopper’s future operating results and could cause actual events to differ materially from those described in forward-looking statements relating to NovaCopper.

     In addition to the usual risks associated with a mineral exploration and development company, the directors of NovaCopper believe that, in particular, the risk factors set out below should be considered. It should be noted that this list is not exhaustive and that other risk factors may apply. If any of these risks materialize into actual events or circumstances or other possible additional risks and uncertainties of which the directors of NovaCopper are currently unaware or which they consider not to be material in relation to NovaCopper’s business, actually occur, NovaCopper’s assets, liabilities, financial condition, results of operations (including future results of operations), business and business prospects could be materially adversely affected. In such circumstances, the price of NovaCopper’s securities could decline.

We have not defined any proven or probable reserves and none of our mineral properties are in production or under development.

     We have no history of commercially producing precious or base metals and all of our properties are in the exploration stage. We have not defined or delineated any measured resources or proven or probable reserves on our Upper Kobuk Mineral Projects. Mineral exploration involves significant risk, since few properties that are explored contain bodies of ore that would be commercially economic to develop into producing mines. We cannot assure you that we will establish the presence of any measured resources, or proven or probable reserves at the Upper Kobuk Mineral Projects or any other properties. The failure to establish measured resources, or proven or probable reserves, would severely restrict our ability to implement our strategies for long-term growth.

We may not have sufficient funds to develop our mineral projects or to complete further exploration programs.

     We have limited financial resources. We currently generate no mining operating revenue, and must primarily finance exploration activity and the development of mineral projects by other means. In the future, our ability to continue exploration, development and production activities, if any, will depend on our ability to obtain additional external financing. Any unexpected costs, problems or delays could severely impact our ability to continue exploration and development activities. The failure to meet ongoing obligations on a timely basis could result in a loss or a substantial dilution of our interests in projects.

     The sources of external financing that we may use for these purposes include project or bank financing or public or private offerings of equity and debt. In addition, we may enter into one or more strategic alliances or joint ventures, decide to sell certain property interests, or utilize one or a combination of all of these alternatives. The financing alternative we choose may not be available on acceptable terms, or at all. If additional financing is not available, we may have to postpone further exploration or development of, or sell, one or more of our principal properties.

Even if one of our mineral projects is determined to be economically viable to develop into a mine, such development may not be successful.

     If the development of one of our projects is found to be economically feasible and approved by our Board, such development will require obtaining permits and financing, the construction and operation of mines, processing plants and related infrastructure, including road access. As a result, we are and will continue to be subject to all of the risks associated with establishing new mining operations, including:

  the timing and cost, which can be considerable, of the construction of mining and processing facilities and related infrastructure;

  the availability and cost of skilled labour and mining equipment;

  the availability and cost of appropriate smelting and refining arrangements;

  the need to obtain necessary environmental and other governmental approvals and permits and the timing of the receipt of those approvals and permits;

  the availability of funds to finance construction and development activities;

  potential opposition from non-governmental organizations, environmental groups or local groups which may delay or prevent development activities; and

  potential increases in construction and operating costs due to changes in the cost of fuel, power, materials and supplies.

     The costs, timing and complexities of developing our projects may be greater than anticipated because our property interests are not located in developed areas, and, as a result, our property interests are not currently served by appropriate road access, water and power supply and other support infrastructure. Cost estimates may increase significantly as more detailed engineering work is completed on a project. It is common in new mining operations to experience unexpected costs, problems and delays during construction, development and mine start-up. In addition, delays in the early stages of mineral production often occur. Accordingly, we cannot provide assurance that we will ever achieve, or that our activities will result in, profitable mining operations at our mineral properties.

     In addition, there can be no assurance that our mineral exploration activities will result in any discoveries of new mineralization. If further mineralization is discovered there is also no assurance that the mineralization would be economical for commercial production. Discovery of mineral deposits is dependent upon a number of factors and significantly influenced by the technical skill of the exploration personnel involved. The commercial viability of a mineral deposit is also dependent upon a number of factors which are beyond our control, including the attributes of the deposit, commodity prices, government policies and regulation and environmental protection.

The Upper Kobuk Mineral Projects are located in a remote area of Alaska, and access to them is limited. Exploration and any future development or production activities may be limited and delayed by infrastructure challenges, inclement weather and a shortened exploration season.

     The Upper Kobuk Mineral Projects are located in a remote area of Alaska. Access to the Upper Kobuk Mineral Projects is limited and there is currently no infrastructure in the area.

     We cannot provide assurances that the proposed AMDIAR that would provide access to the Ambler mining district will be permitted or built, that it will be built in a timely manner, that the cost of accessing the proposed road will be reasonable, that it will be built in the manner contemplated, or that it will sufficiently satisfy the requirements of the Upper Kobuk Mineral Projects. In addition, successful development of the Upper Kobuk Mineral Projects will require the development of the necessary infrastructure. If adequate infrastructure is not available in a timely manner, there can be no assurance that:

  the development of the Upper Kobuk Mineral Projects will be commenced or completed on a timely basis, if at all;

  the resulting operations will achieve the anticipated production volume; or

  the construction costs and operating costs associated with the development of the Upper Kobuk Mineral Projects will not be higher than anticipated.

     As the UKMP Projects are located in a remote area, exploration, development and production activities may be limited and delayed by inclement weather and a shortened exploration season.

We have no history of production and no revenue from mining operations.

     We have a very limited history of operations and to date have generated no revenue from mining operations. As such, we are subject to many risks common to such enterprises, including under-capitalization, cash shortages, limitations with respect to personnel, financial and other resources and lack of significant revenues. There is no assurance that the Upper Kobuk Mineral Projects or any other future projects will be commercially mineable, and we may never generate revenues from our mining operations.

Future sales or issuances of equity securities could decrease the value of any existing Common Shares, dilute investors’ voting power and reduce our earnings per share.

     We may sell additional equity securities (including through the sale of securities convertible into common shares) and may issue additional equity securities to finance our operations, exploration, development, acquisitions or other projects. We are authorized to issue an unlimited number of Common Shares. We cannot predict the size of future sales and issuances of equity securities or the effect, if any, that future sales and issuances of equity securities will have on the market price of the common shares. Sales or issuances of a substantial number of equity securities, or the perception that such sales could occur, may adversely affect prevailing market prices for the Common Shares. With any additional sale or issuance of equity securities, investors will suffer dilution of their voting power and may experience dilution in our earnings per share.

Changes in the market price of copper and other metals, which in the past have fluctuated widely, will affect our ability to finance continued exploration and development of our projects and affect our operations and financial condition.

     Our long-term viability will depend, in large part, on the market price of copper and other metals. The market prices for these metals are volatile and are affected by numerous factors beyond our control, including:

  global or regional consumption patterns;

  the supply of, and demand for, these metals;

  speculative activities;

  the availability and costs of metal substitutes;

  expectations for inflation; and

  political and economic conditions, including interest rates and currency values.

     We cannot predict the effect of these factors on metal prices. A decrease in the market price of copper and other metals could affect our ability to raise funds to finance the exploration and development of any of our mineral projects, which would have a material adverse effect on our financial condition and results of operations. The market price of copper and other metals may not remain at current levels. In particular, an increase in worldwide supply, and consequent downward pressure on prices, may result over the longer term from increased copper production from mines developed or expanded as a result of current metal price levels. There is no assurance that a profitable market may exist or continue to exist.

Actual capital costs, operating costs, production and economic returns may differ significantly from those described in the PEA.

     The PEA technical report is an early stage study that is preliminary in nature. There can be no assurance that the results described in the PEA will be realized. The capital costs to take our projects into production may be significantly higher than anticipated.

     None of our mineral properties have an operating history upon which we can base estimates of future operating costs. Decisions about the development of the Arctic Project (or the Bornite Project) will ultimately be based upon feasibility studies. Feasibility studies derive estimates of cash operating costs based upon, among other things:

  anticipated tonnage, grades and metallurgical characteristics of the ore to be mined and processed;

  anticipated recovery rates of metals from the ore;

  cash operating costs of comparable facilities and equipment; and

  anticipated climatic conditions.

     Cash operating costs, production and economic returns, and other estimates contained in studies or estimates prepared by or for us may differ significantly from those anticipated by the PEA and there can be no assurance that our actual operating costs will not be higher than currently anticipated.

We will incur losses for the foreseeable future.

     We expect to incur losses unless and until such time as our mineral projects generate sufficient revenues to fund continuing operations. The exploration and development of our mineral properties will require the commitment of substantial financial resources that may not be available.

     The amount and timing of expenditures will depend on a number of factors, including the progress of ongoing exploration and development, the results of consultants’ analyses and recommendations, the rate at which operating losses are incurred, the execution of any joint venture agreements with strategic partners and the acquisition of additional property interests, some of which are beyond our control. We cannot provide assurance that we will ever achieve profitability.

Mineral resource and reserve calculations are only estimates.

     Any figures presented for mineral resources in this Circular and in our other filings with securities regulatory authorities and those which may be presented in the future or any figures for mineral reserves that may be presented by us in the future are and will only be estimates. There is a degree of uncertainty attributable to the calculation of mineral reserves and mineral resources. Until mineral reserves or mineral resources are actually mined and processed, the quantity of metal and grades must be considered as estimates only and no assurances can be given that the indicated levels of metals will be produced. In making determinations about whether to advance any of our projects to development, we must rely upon estimated calculations as to the mineral resources and grades of mineralization on our properties.

     The estimating of mineral reserves and mineral resources is a subjective process that relies on the judgment of the persons preparing the estimates. The process relies on the quantity and quality of available data and is based on knowledge, mining experience, analysis of drilling results and industry practices. Valid estimates made at a given time may significantly change when new information becomes available. While we believe that the mineral resource estimates included in this Circular for the Upper Kobuk Mineral Projects are well established and reflect management’s best estimates, by their nature mineral resource estimates are imprecise and depend, to a certain extent, upon analysis of drilling results and statistical inferences that may ultimately prove to be inaccurate. There can be no assurances that actual results will meet the estimates contained in feasibility studies. As well, further studies are required.

     Estimated mineral reserves or mineral resources may have to be recalculated based on changes in metal prices, further exploration or development activity or actual production experience. This could materially and adversely affect estimates of the volume or grade of mineralization, estimated recovery rates or other important factors that influence mineral reserve or mineral resource estimates. The extent to which mineral resources may ultimately be reclassified as mineral reserves is dependent upon the demonstration of their profitable recovery. Any material changes in mineral resource estimates and grades of mineralization will affect the economic viability of placing a property into production and a property’s return on capital. We cannot provide assurance that mineralization can be mined or processed profitably.

     Our mineral resource estimates have been determined and valued based on assumed future metal prices, cut-off grades and operating costs that may prove to be inaccurate. Extended declines in market prices for copper, zinc, lead, gold and silver may render portions of our mineralization uneconomic and result in reduced reported mineral resources, which in turn could have a material adverse effect on our results of operations or financial condition. We cannot provide assurance that mineral recovery rates achieved in small scale tests will be duplicated in large scale tests under on-site conditions or in production scale.

     A reduction in any mineral reserves that may be estimated by us in the future could have an adverse impact on our future cash flows, earnings, results of operations and financial condition. No assurances can be given that any mineral resource estimates for the Upper Kobuk Mineral Projects will ultimately be reclassified as mineral reserves.

Significant uncertainty exists related to inferred mineral resources.

     There is a risk that inferred mineral resources referred to in this Circular cannot be converted into measured or indicated mineral resources as there may be limited ability to assess geological continuity. Due to the uncertainty that may attach to inferred mineral resources, there is no assurance that inferred mineral resources will be upgraded to resources with sufficient geological continuity to constitute proven and probable mineral reserves as a result of continued exploration.

Mining is inherently risky and subject to conditions or events beyond our control.

     The development and operation of a mine is inherently dangerous and involves many risks that even a combination of experience, knowledge and careful evaluation may not be able to overcome, including:

  unusual or unexpected geological formations;

  metallurgical and other processing problems;

  metal losses;

  environmental hazards;

  power outages;

  labour disruptions;

  industrial accidents;

  periodic interruptions due to inclement or hazardous weather conditions;

  flooding, explosions, fire, rockbursts, cave-ins and landslides;

  mechanical equipment and facility performance problems; and

  the availability of materials and equipment.

     These risks could result in damage to, or destruction of, mineral properties, production facilities or other properties, personal injury or death, including to our employees, environmental damage, delays in mining, increased production costs, asset write downs, monetary losses and possible legal liability. We may not be able to obtain insurance to cover these risks at economically feasible premiums, or at all. Insurance against certain environmental risks, including potential liability for pollution and other hazards associated with mineral exploration and production, is not generally available to companies within the mining industry. We may suffer a material adverse effect on our business if we incur losses related to any significant events that are not covered by our insurance policies.

General economic conditions may adversely affect our growth, future profitability and ability to finance.

     The unprecedented events in global financial markets in the past several years have had a profound impact on the global economy. Many industries, including the copper mining industry, are impacted by these market conditions. Some of the key impacts of the current financial market turmoil include contraction in credit markets resulting in a widening of credit risk, devaluations, high volatility in global equity, commodity, foreign exchange and precious metal markets and a lack of market liquidity. A worsening or slowdown in the financial markets or other economic conditions, including but not limited to, consumer spending, employment rates, business conditions, inflation, fuel and energy costs, consumer debt levels, lack of available credit, the state of the financial markets, interest rates and tax rates, may adversely affect our growth and ability to finance. Specifically:

  the global credit/liquidity crisis could impact the cost and availability of financing and our overall liquidity;

  the volatility of copper and other metal prices would impact our estimates of mineral resources, revenues, profits, losses and cash flow, and the feasibility of our projects;

  negative economic pressures could adversely impact demand for our future production, if any;

  construction related costs could increase and adversely affect the economics of any project in the Ambler district;

  volatile energy, commodity and consumables prices and currency exchange rates would impact our estimated production costs; and

  the devaluation and volatility of global stock markets would impact the valuation of our equity and other securities.

We cannot provide assurance that we will successfully acquire commercially mineable mineral rights.

     Exploration for and development of copper properties involves significant financial risks which even a combination of careful evaluation, experience and knowledge may not eliminate. While the discovery of an ore body may result in substantial rewards, few properties which are explored are ultimately developed into producing mines. Major expenses may be required to establish reserves by drilling, constructing mining and processing facilities at a site, developing metallurgical processes and extracting metals from ore. We cannot ensure that our current exploration and development programs will result in profitable commercial mining operations.

     The economic feasibility of development projects is based upon many factors, including the accuracy of mineral resource estimates; metallurgical recoveries; capital and operating costs; government regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting and environmental protection; and metal prices, which are highly volatile. Development projects are also subject to the successful completion of feasibility studies, issuance of necessary governmental permits and availability of adequate financing.

     Most exploration projects do not result in the discovery of commercially mineable ore deposits, and no assurance can be given that any anticipated level of recovery of ore reserves, if any, will be realized or that any identified mineral deposit will ever qualify as a commercially mineable (or viable) ore body which can be legally and economically exploited. Estimates of mineral reserves, mineral resources, mineral deposits and production costs can also be affected by such factors as environmental permitting regulations and requirements, weather, environmental factors, unforeseen technical difficulties, the metallurgy of the mineralization forming the mineral deposit, unusual or unexpected geological formations and work interruptions. If current exploration programs do not result in the discovery of commercial ore, we may need to write-off part or all of our investment in our existing exploration stage properties, and may need to acquire additional properties.

     Material changes in mineral reserves, if any, grades, stripping ratios or recovery rates may affect the economic viability of any project. Our future growth and productivity will depend, in part, on our ability to develop commercially mineable mineral rights at our existing properties or identify and acquire other commercially mineable mineral rights, and on the costs and results of continued exploration and potential development programs. Mineral exploration is highly speculative in nature and is frequently non-productive. Substantial expenditures are required to:

  establish mineral reserves through drilling and metallurgical and other testing techniques;

  determine metal content and metallurgical recovery processes to extract metal from the ore; and

  construct, renovate or expand mining and processing facilities.

     In addition, if we discover ore, it would take several years from the initial phases of exploration until production is possible. During this time, the economic feasibility of production may change. As a result of these uncertainties, there can be no assurance that we will successfully acquire commercially mineable (or viable) mineral rights.

We are subject to significant governmental regulations.

     Our exploration activities are subject to extensive federal, state, provincial and local laws and regulations governing various matters, including:

  environmental protection;

  the management and use of toxic substances and explosives;

  the management of natural resources;

  the exploration and development of mineral properties, including reclamation;

  exports;

  price controls;

  taxation and mining royalties;

  management of tailing and other waste generated by operations;

  labour standards and occupational health and safety, including mine safety; and

  historic and cultural preservation.

     Failure to comply with applicable laws and regulations may result in civil or criminal fines or penalties or enforcement actions, including orders issued by regulatory or judicial authorities enjoining, curtailing or closing operations or requiring corrective measures, installation of additional equipment or remedial actions, any of which could result in significant expenditures. We may also be required to compensate private parties suffering loss or damage by reason of a breach of such laws, regulations or permitting requirements. It is also possible that future laws and regulations, or more stringent enforcement of current laws and regulations by governmental authorities, could cause us to incur additional expense or capital expenditure restrictions, suspensions or closing of our activities and delays in the exploration and development of our properties.

We require further permits in order to conduct current and anticipated future operations, and delays in obtaining or failure to obtain such permits, or a failure to comply with the terms of any such permits that we have obtained, would adversely affect our business.

     Our current and anticipated future operations, including further exploration, development and commencement of production on our mineral properties, require permits from various governmental authorities. Obtaining or renewing governmental permits is a complex and time-consuming process. The duration and success of efforts to obtain and renew permits are contingent upon many variables not within our control. Due to the preliminary stages of the Upper Kobuk Mineral Projects, it is difficult to assess what specific permitting requirements will ultimately apply.

     Shortage of qualified and experienced personnel in the U.S. federal and Alaskan State agencies to coordinate a federally led joint environmental impact statement process could result in delays or inefficiencies. Backlog within the permitting agencies could affect the permitting timeline or potential of the Upper Kobuk Mineral Projects, as may negative public perception of mining projects in general due to circumstances unrelated to NovaCopper and outside of its control. Other factors that could affect the permitting timeline include (i) the number of other large-scale projects currently in a more advanced stage of development which could slow down the review process for the Upper Kobuk Mineral Projects and (ii) significant public response regarding the Upper Kobuk Mineral Projects.

     We cannot provide assurance that all permits that we require for our operations, including any for construction of mining facilities or conduct of mining, will be obtainable or renewable on reasonable terms, or at all. Delays or a failure to obtain such required permits, or the expiry, revocation or failure to comply with the terms of any such permits that we have obtained, would adversely affect our business.

Our activities are subject to environmental laws and regulations that may increase our costs and restrict our operations.

     All of our exploration, potential development and production activities are subject to regulation by governmental agencies under various environmental laws. These laws address emissions into the air, discharges into water, management of waste, management of hazardous substances, protection of natural resources, antiquities and endangered species and reclamation of lands disturbed by mining operations. Environmental legislation is evolving and the general trend has been towards stricter standards and enforcement, increased fines and penalties for noncompliance, more stringent environmental assessments of proposed projects and increasing responsibility for companies and their officers, directors and employees. Compliance with environmental laws and regulations may require significant capital outlays on our behalf and may cause material changes or delays in our intended activities. Several regulatory initiatives are currently ongoing within the State of Alaska that have the potential to influence the permitting process for the Upper Kobuk Mineral Projects. These include a revision of the Alaska Mixing Zone Regulations which may be required in order to permit a mixing zone for discharge in Subarctic Creek. Future changes in these laws or regulations could have a significant adverse impact on some portion of our business, requiring us to re-evaluate those activities at that time.

     Environmental hazards may exist on our properties that are unknown to us at the present time and that have been caused by previous owners or operators or that may have occurred naturally. We may be liable for remediating such damage.

     Failure to comply with applicable environmental laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities, causing operations to cease or to be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions.

Land reclamation requirements for our exploration properties may be burdensome.

     Land reclamation requirements are generally imposed on mineral exploration companies (as well as companies with mining operations) in order to minimize long term effects of land disturbance. Reclamation may include requirements to:

  treat ground and surface water to drinking water standards;

  control dispersion of potentially deleterious effluents; and

  reasonably re-establish pre-disturbance land forms and vegetation.

     In order to carry out reclamation obligations imposed on us in connection with exploration, potential development and production activities, we must allocate financial resources that might otherwise be spent on further exploration and development programs. In addition, regulatory changes could increase our obligations to perform reclamation and mine closing activities. If we are required to carry out unanticipated reclamation work, our financial position could be adversely affected.

Title and other rights to our properties may be subject to challenge.

     We cannot provide assurance that title to our properties will not be challenged. We own mineral claims which constitute our property holdings. We may not have, or may not be able to obtain, all necessary surface rights to develop a property. Title insurance is generally not available for mineral properties and our ability to ensure that we have obtained a secure claim to individual mining properties may be severely constrained. Our mineral properties may be subject to prior unregistered agreements, transfers or claims, and title may be affected by, among other things, undetected defects. We have not conducted surveys of all of the claims in which we hold direct or indirect interests. A successful claim contesting our title to a property will cause us to lose our rights to explore and, if warranted, develop that property or undertake or continue production thereon. This could result in our not being compensated for our prior expenditures relating to the property. In addition, our ability to continue to explore and develop the property may be subject to agreements with other third parties including agreements with native corporations and first nations groups, for instance, the lands at the UKMP Projects are subject to NANA Agreement.

Risks inherent in acquisitions of new properties.

     We may actively pursue the acquisition of exploration, development and production assets consistent with our acquisition and growth strategy. From time to time, we may also acquire securities of or other interests in companies with respect to which we may enter into acquisitions or other transactions. Acquisition transactions involve inherent risks, including but not limited to:

  accurately assessing the value, strengths, weaknesses, contingent and other liabilities and potential profitability of acquisition candidates;

  ability to achieve identified and anticipated operating and financial synergies;

  unanticipated costs;

  diversion of management attention from existing business;

  potential loss of our key employees or key employees of any business acquired;

  unanticipated changes in business, industry or general economic conditions that affect the assumptions underlying the acquisition;

  decline in the value of acquired properties, companies or securities;

  assimilating the operations of an acquired business or property in a timely and efficient manner;

  maintaining our financial and strategic focus while integrating the acquired business or property;

  implementing uniform standards, controls, procedures and policies at the acquired business, as appropriate; and

  to the extent that we make an acquisition outside of markets in which it has previously operated, conducting and managing operations in a new operating environment.

     Acquiring additional businesses or properties could place increased pressure on our cash flow if such acquisitions involve a cash consideration. The integration of our existing operations with any acquired business will require significant expenditures of time, attention and funds. Achievement of the benefits expected from consolidation would require us to incur significant costs in connection with, among other things, implementing financial and planning systems. We may not be able to integrate the operations of a recently acquired business or restructure our previously existing business operations without encountering difficulties and delays. In addition, this integration may require significant attention from our management team, which may detract attention from our day-to-day operations. Over the short-term, difficulties associated with integration could have a material adverse effect on our business, operating results, financial condition and the price of NovaCopper Shares. In addition, the acquisition of mineral properties may subject us to unforeseen liabilities, including environmental liabilities, which could have a material adverse effect on us. There can be no assurance that any future acquisitions will be successfully integrated into our existing operations.

     Any one or more of these factors or other risks could cause us not to realize the anticipated benefits of an acquisition of properties or companies, and could have a material adverse effect on our financial condition.

High metal prices in past years have encouraged increased mining exploration, development and construction activity, which has increased demand for, and cost of, exploration, development and construction services and equipment.

     The relative strength of metal prices in past years has encouraged increases in mining exploration, development and construction activities around the world, which has resulted in increased demand for, and cost of, exploration, development and construction services and equipment. While recent market conditions have had a moderating effect on the costs of such services and equipment, increases in such costs may continue with the resumption of an upward trend in metal prices. Increased demand for and cost of services and equipment could result in delays if services or equipment cannot be obtained in a timely manner due to inadequate availability, and may cause scheduling difficulties due to the need to coordinate the availability of services or equipment, any of which could materially increase project exploration, development and/or construction costs.

We face industry competition in the acquisition of exploration properties and the recruitment and retention of qualified personnel.

     We compete with other exploration and producing companies, many of which are better capitalized, have greater financial resources, operational experience and technical capabilities or are further advanced in their development or are significantly larger and have access to greater mineral reserves, for the acquisition of mineral claims, leases and other mineral interests as well as for the recruitment and retention of qualified employees and other personnel. If we require and are unsuccessful in acquiring additional mineral properties or in recruiting and retaining qualified personnel, we will not be able to grow at the rate we desire, or at all.

We may experience difficulty attracting and retaining qualified management and technical personnel to grow our business.

     We are dependent on the services of key executives and other highly skilled and experienced personnel to advance our corporate objectives as well as the identification of new opportunities for growth and funding. Mr. Van Nieuwenhuyse and Ms. Sanders are currently our only executive officers. It will be necessary for us to recruit additional skilled and experienced executives. Our inability to do so, or the loss of any of these persons or our inability to attract and retain suitable replacements for them, or additional highly skilled employees required for our activities, would have a material adverse effect on our business and financial condition.

Some of our directors and officers have conflicts of interest as a result of their involvement with other natural resource companies.

     Certain of our directors and officers also serve as directors or officers, or have significant shareholdings, in other companies involved in natural resource exploration and development or mining-related activities, including, in particular, NovaGold. To the extent that such other companies may participate in ventures in which we may participate in, or in ventures which we may seek to participate in, our directors and officers may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In all cases where our directors and officers have an interest in other companies, such other companies may also compete with us for the acquisition of mineral property investments. Such conflicts of our directors and officers may result in a material and adverse effect on our profitability, results of operation and financial condition. As a result of these conflicts of interest, we may miss the opportunity to participate in certain transactions, which may have a material adverse effect on our financial position.

In the future we may be subject to legal proceedings.

     Due to the nature of our business, we may be subject to numerous regulatory investigations, claims, lawsuits and other proceedings in the ordinary course of our business. The results of these legal proceedings cannot be predicted with certainty due to the uncertainty inherent in litigation, including the effects of discovery of new evidence or advancement of new legal theories, the difficulty of predicting decisions of judges and juries and the possibility that decisions may be reversed on appeal. There can be no assurances that these matters will not have a material adverse effect on our business.

Our largest shareholder has significant influence on us and may also affect the market price and liquidity of the Securities.

     Electrum is NovaCopper’s single largest shareholder, controlling approximately 27.8% of its outstanding voting securities. Accordingly, Electrum will have significant influence in determining the outcome of any corporate transaction or other matter submitted to the NovaCoppper Shareholders for approval, including mergers, consolidations and the sale of all or substantially all of NovaCopper’s assets and other significant corporate actions. Unless significant participation of other NovaCopper Shareholders takes place in such shareholder meetings, Electrum may be able to approve such matters itself. The concentration of ownership of the shares by Electrum may: (i) delay or deter a change of control of NovaCopper; (ii) deprive shareholders of an opportunity to receive a premium for their shares as part of a sale of NovaCopper; and (iii) affect the market price and liquidity of the shares. Without the consent of Electrum, NovaCopper could be prevented from entering into transactions that are otherwise beneficial to it, including the Arrangement. The interests of Electrum may differ from or be adverse to the interests of other NovaCopper Shareholders. The effect of these rights and Electrum’s influence may impact the price that investors are willing to pay for NovaCopper Shares. If Electrum sells a substantial number of NovaCopper Shares in the public market, the market price of NovaCopper Shares could fall. The perception among the public that these sales will occur could also contribute to a decline in the market price of NovaCopper Shares.

Global climate change is an international concern, and could impact our ability to conduct future operations.

     Global climate change is an international issue and receives an enormous amount of publicity. We would expect that the imposition of international treaties or U.S. or Canadian federal, state, provincial or local laws or regulations pertaining to mandatory reductions in energy consumption or emissions of greenhouse gasses could affect the feasibility of our mining projects and increase our operating costs.

Adverse publicity from non-governmental organizations could have a material adverse effect on us.

     There is an increasing level of public concern relating to the effect of mining production on our surroundings, communities and environment. Non-governmental organizations (“NGOs”), some of which oppose resource development, are often vocal critics of the mining industry. While we seek to operate in a socially responsible manner, adverse publicity generated by such NGOs related to extractive industries, or our operations specifically, could have an adverse effect on our reputation and financial condition or our relationship with the communities in which we operate.

We may fail to achieve and maintain the adequacy of our internal control over financial reporting as per the requirements of the Sarbanes-Oxley Act.

     We are required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of SOX. It requires an annual assessment by management of the effectiveness of our internal control over financial reporting. We may in the future fail to achieve and maintain the adequacy of our internal control over financial reporting, as such standards are modified, supplemented or amended from time to time, and we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal control over financial reporting in accordance with Section 404 of SOX. Our failure to satisfy the requirements of Section 404 of SOX on an ongoing, timely basis could result in the loss of investor confidence in the reliability of our financial statements, which in turn could harm our business and negatively impact the trading price of our Common Shares. In addition, any failure to implement required new or improved controls, or difficulties encountered in their implementation, could harm our operating results or cause us to fail to meet our reporting obligations. Future acquisitions of companies may provide us with challenges in implementing the required processes, procedures and controls in our acquired operations. Acquired companies may not have disclosure control and procedures or internal control over financial reporting that are as thorough or effective as those required by securities laws currently applicable to us.

Our business is subject to evolving corporate governance and public disclosure regulations that have increased both our compliance costs and the risk of noncompliance, which could have an adverse effect on our stock price.

     We are subject to changing rules and regulations promulgated by a number of United States and Canadian governmental and self-regulated organizations, including the SEC, the Canadian Securities Administrators, the NYSE MKT, the TSX, and the Financial Accounting Standards Board. These rules and regulations continue to evolve in scope and complexity and many new requirements have been created in response to laws enacted by the United States Congress, making compliance more difficult and uncertain. Our efforts to comply with new rules and regulations, including those promulgated under Dodd-Frank, have resulted in, and are likely to continue to result in, increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

Our Common Shares are subject to various factors that have historically made share prices volatile.

     The market price of our common shares may be subject to large fluctuations, which may result in losses to investors. The market price of the Common Shares may increase or decrease in response to a number of events and factors, including: our operating performance and the performance of competitors and other similar companies; volatility in metal prices; the arrival or departure of key personnel; the number of Common Shares to be publicly traded after an offering; the public’s reaction to our press releases, material change reports, other public announcements and our filings with the various securities regulatory authorities; changes in earnings estimates or recommendations by research analysts who track the Common Shares or the shares of other companies in the resource sector; changes in general economic and/or political conditions; acquisitions, strategic alliances or joint ventures involving us or our competitors.

     The market price of the Common Shares may be affected by many other variables which are not directly related to our success and are, therefore, not within our control, including other developments that affect the market for all resource sector securities, the breadth of the public market for the Common Shares and the attractiveness of alternative investments.

We do not intend to pay any cash dividends in the foreseeable future.

     We have not declared or paid any dividends on our Common Shares. Our current business plan requires that for the foreseeable future, any future earnings be reinvested to finance the growth and development of our business. We do not intend to pay cash dividends on the Common Shares in the foreseeable future. We will not declare or pay any dividends until such time as our cash flow exceeds our capital requirements and will depend upon, among other things, conditions then existing including earnings, financial condition, restrictions in financing arrangements, business opportunities and conditions and other factors, or our Board determines that our shareholders could make better use of the cash.

We may be a “passive foreign investment company” in future periods, which may have adverse U.S. federal income tax consequences for U.S. shareholders.

     U.S. investors in NovaCopper should be aware that we believe we were not a passive foreign investment company (“PFIC”) for the years ending November 30, 2012, 2013 and 2014 but may be a PFIC in future tax years. If we are a PFIC for any year during a U.S. shareholder’s holding period, then such U.S. shareholder generally will be required to treat any gain realized upon a disposition of Common Shares and any so-called “excess distribution” received on its Common Shares as ordinary income, and to pay an interest charge on a portion of such gain or distributions, unless the shareholder makes a timely and effective “qualified electing fund” election (“QEF Election”) or a “mark-to-market” election. A U.S. shareholder who makes a QEF Election generally must report on a current basis its share of our net capital gain and ordinary earnings for any year in which we are a PFIC, whether or not we distribute any amounts to our shareholders. A U.S. shareholder who makes the mark-to-market election generally must include as ordinary income each year the excess of the fair market value of the Common Shares over the taxpayer’s basis therein. This paragraph is qualified in its entirety by the discussion below the heading “Certain U.S. Federal Income Tax Considerations.” Each U.S. shareholder should consult its own tax advisor regarding the PFIC rules and the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Common Shares.

LEGAL AND REGULATORY PROCEEDINGS

     NovaCopper is not aware of any material pending or threatened litigation or of any proceedings known to be contemplated by governmental authorities that are, or would be, likely to have a material adverse effect upon us or our operations, taken as a whole. There are no material proceedings pursuant to which any of our directors, officers or affiliates or any owner of record or beneficial owner of more than 5% of our securities or any associate of any such director, officer or security holder is a party adverse to us or has a material interest adverse to us.

INTEREST OF MANAGEMENT IN MATERIAL TRANSACTIONS

     Except as described in this Circular, no (i) person who has been a director or executive officer of NovaCopper at any time since the beginning of NovaCopper’s last financial year, (ii) proposed nominee for director of the Combined Company, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

AUDITORS, TRANSFER AGENT AND REGISTRAR

     The auditors of NovaCopper are PricewaterhouseCoopers LLP, Chartered Accountants, Vancouver, Canada.

     The transfer agent and registrar for the NovaCopper Shares is Computershare, 2nd Floor, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6. The register of transfers of the NovaCopper Shares are maintained by Computershare at its offices in Vancouver, British Columbia.

MATERIAL CONTRACTS

     Except for contracts entered into by NovaCopper in the ordinary course of business, NovaCopper did not enter into any material contracts within the most recently completed financial year or prior thereto that are still in effect.

OTHER MATERIAL FACTS

     There are no other material facts other than as disclosed herein.

ADDITIONAL INFORMATION

     Copies of NovaCopper’s management’s discussion and analysis and the consolidated financial statements for NovaCopper’s most recently completed financial year, including the auditor’s report thereon, together with any subsequent interim financial statements, are appended herein.

     NovaCopper makes available, free of charge, on or through its website, at www.novacopper.com its annual reports on Form 10-K, which includes its audited financial statements, its quarterly reports on Form 10-Q and its current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934.

     Information contained in or otherwise accessible through NovaCopper’s website does not form a part of this Circular and is not incorporated by reference into this Circular.

     Interested persons may also access disclosure documents and any reports, statements or other information that NovaCopper files with the Canadian Securities Administrators under NovaCopper’s profile on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) website at www.sedar.com and on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) website at www.sec.gov.

FINANCIAL STATEMENTS

     See Appendix P to this Circular for NovaCopper’s annual consolidated financial statements for the year ended November 30, 2014 and November 30, 2013. See Appendix Q to this Circular for NovaCopper’s unaudited consolidated interim financial statements for the three-month period ended February 28, 2015.

APPENDIX C
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF
NOVACOPPER

See attached.

C-1

NovaCopper Inc.
(An Exploration-Stage Company)

Pro-Forma Consolidated Financial Statements
February 28, 2015
Unaudited
(expressed in US dollars)

2
February 28, 2015

Pro-Forma Consolidated Balance Sheet
(Unaudited)
As at February 28, 2015

				In thousands of US dollars
	NovaCopper	Sunward			NovaCopper
	Inc.	Resources Ltd.			Inc.
	February 28,	December 31,	Note 2	Pro-forma	Pro-forma
	2015	2014		adjustments
	$	$		$	$
Assets
Current assets
Cash and cash equivalents	3,988	20,945	(d)	606
			(c)	(1,310)	24,229
Accounts receivable	57	4			61
Deposits and prepaid amounts	423	290			713
	4,468	21,239		(704)	25,003

Plant and equipment	272	535			807
Mineral properties and development costs	30,586	-	(e)	2,710	33,296
	35,326	21,774		2,006	59,106

Liabilities
Current liabilities
Accounts payable and accrued liabilities	727	116			843
Deferred share unit liability	-	98	(e)	(98)	-
	727	214		(98)	843

Shareholders’ equity
Share capital	112,469	83,968	(b)	24,124
			(d)	850
			(e)	(83,968)	137,443
Warrants	2,163	-			2,163
Contributed surplus	124	31,068	(e)	(31,068)	124
Contributed surplus – options	17,368	-			17,368
Contributed surplus – units	1,375	-			1,375
Accumulated other comprehensive loss	-	(264)	(e)	264	-
Deficit accumulated during the exploration stage	(98,900)	(93,212)	(c)	(1,310)	(100,210)
			(e)	93,212
	34,599	21,560		2,104	58,263
	35,326	21,774		3,316	59,106

(See accompanying notes to the unaudited pro-forma consolidated financial statements)

3
February 28, 2015

Pro-Forma Consolidated
Statements of Loss and Comprehensive Loss
(Unaudited)
For the year ended November 30, 2014

		in thousands of US dollars except per share amounts
	NovaCopper	Sunward	Pro-forma	NovaCopper
	Inc.	Resources Ltd.	adjustments	Inc.
	For the year ended	For the year ended	Note 2 (c)	Pro-forma
	November 30, 2014	September 30, 2014
	$	$	$	$
Expenses
Amortization	750	261		1,011
Foreign exchange loss	2	272		274
General and administrative	1,484	1,695		3,179
Investor relations	51	56		107
Mineral properties expense	2,512	2,279		4,791
Professional fees	952	113	1,310	2,375
Salaries	3,012	-		3,012
Salaries – stock-based compensation	887	686		1,573
Total expenses	9,650	5,362	1,310	16,322
Other items
Interest and other income	(2)	(106)		(108)
Loss on disposal of equipment	-	68		68
Loss for the year	9,648	5,324	1,310	16,282
Foreign currency translation differences for foreign operations	-	71		71
Comprehensive loss for the year	9,648	5,395	1,310	16,353

Basic and diluted loss per share (note 4)				$0.16

(See accompanying notes to the unaudited pro-forma consolidated financial statements)

4
February 28, 2015

Pro-Forma Interim Consolidated
Statements of Loss and Comprehensive Loss
(Unaudited)
For the three months ended February 28, 2015

		in thousands of US dollars except per share amounts
	NovaCopper	Sunward	Pro-forma	NovaCopper
	Inc.	Resources Ltd.	adjustments	Inc.
	For the three	For the three	Note 2	Pro-forma
	months ended	months ended
	February 28, 2015	December 31, 2014
	$	$	$	$
Expenses
Amortization	143	51		194
Foreign exchange (gain) loss	(20)	71		51
General and administrative	381	291		672
Investor relations	6	1		7
Mineral properties expense	327	370		697
Professional fees	161	29		190
Salaries	250	-		250
Salaries – stock-based compensation	282	138		420
Total expenses	1,530	951		2,481
Other items
Asset impairment	-	23,002		23,002
Interest and other income	-	(27)		(27)
Loss on disposal of equipment	-	30		30
Loss for the period	1,530	23,956		25,486
Foreign currency translation differences for foreign operations	-	32		32
Comprehensive loss for the period	1,530	23,988		25,518

Basic and diluted loss per share (note 4)				$0.24

(See accompanying notes to the unaudited pro-forma consolidated financial statements)

5
February 28, 2015

Notes to the Pro-Forma
Consolidated Financial Statements
(Unaudited)

1      Arrangement and basis of presentation

NovaCopper Inc. (“NovaCopper” or the “Company”) is engaged in the exploration and development of mineral properties including the Arctic and Bornite Projects located in Northwest Alaska in the United States of America (“US”).

The accompanying unaudited pro-forma consolidated financial statements have been prepared for the purposes of inclusion in the Joint Management Information Circular of NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd. (“Sunward”), which at the closing of the Arrangement (the “Arrangement”), gives effect to the proposed acquisition by NovaCopper of all of the issued and outstanding shares of Sunward.

The unaudited pro-forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and the accounting policies as disclosed in the financial statements of NovaCopper Inc. The unaudited pro-forma consolidated balance sheet and the unaudited pro-forma consolidated statements of loss and comprehensive loss have been prepared, for illustrative purposes only, to give effect to the proposed acquisition of Sunward by NovaCopper pursuant to the assumptions described in note 2. These unaudited pro-forma consolidated financial statements have been numerically constructed from the following historical publicly-filed financial statements:

a)	A pro-forma consolidated balance sheet combining:

i. The unaudited interim consolidated balance sheet of NovaCopper as at February 28, 2015; and
ii. The unaudited interim consolidated balance sheet of Sunward as at December 31, 2014.

b)	A pro-forma annual consolidated statements of loss and comprehensive loss combining:

i. The audited consolidated statements of loss and comprehensive loss of NovaCopper for the year ended November 30, 2014; and
ii. The audited consolidated statements of loss and comprehensive loss for the year ended March 31, 2014 added to the unaudited interim consolidated statements of loss and comprehensive loss of Sunward for the six month period ended September 30, 2014 less the unaudited interim consolidated statements of loss and comprehensive loss of Sunward for the six month period ended September 30, 2013.

c)	A pro-forma interim consolidated statements of loss and comprehensive loss combining:

i. The unaudited interim consolidated statements of loss and comprehensive loss of NovaCopper for the three months ended February 28, 2015; and
ii. The unaudited interim consolidated statements of loss and comprehensive loss of Sunward for the three months ended December 31, 2014.

In the opinion of management, the unaudited pro-forma consolidated balance sheet as at February 28, 2015, the unaudited pro-forma consolidated statements of loss and comprehensive loss for the year ended November 30, 2014, and the unaudited pro-forma interim consolidated statements of loss and comprehensive loss for the three months ended February 28, 2015 include the adjustments necessary for the fair presentation of the proposed transaction in accordance with US GAAP.

The unaudited pro-forma consolidated financial statements are not necessarily indicative of NovaCopper as at the time of the closing of the Arrangement and are not intended to reflect the financial performance or financial position of NovaCopper which would have actually resulted had the transaction been effected on the dates indicated. The unaudited pro-forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of NovaCopper Inc. for the years ended November 30, 2014, 2013 and 2012, and the unaudited consolidated interim financial statements of NovaCopper Inc. at February 28, 2015, all of which are contained within the Information Circular.

2      Pro-forma assumptions

The unaudited pro-forma consolidated financial statements give effect to the accounting continuation of NovaCopper as described in the Information Circular, as if the acquisition of Sunward had occurred as at February 28, 2015 for the purposes of the unaudited pro-forma consolidated balance sheet and as of December 1, 2013 for the purposes of the unaudited pro-forma consolidated statements of loss and comprehensive loss and the following assumptions.

6
February 28, 2015

Notes to the Unaudited Pro-Forma
Consolidated Financial Statements

(a)

The balances in the consolidated financial statements of Sunward are prepared in accordance International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. No material adjustments were identified to conform the consolidated financial statements of Sunward to US GAAP.

(b)

On April 22, 2015, NovaCopper and Sunward jointly announced that they have entered into a definitive arrangement agreement pursuant to which NovaCopper has agreed to acquire all of the issued and outstanding common shares of Sunward for consideration of 0.3 common shares of NovaCopper (the "Exchange Ratio") per common share of Sunward. Outstanding Sunward Deferred Share Units (“DSUs”) will automatically vest and the holder thereof will receive consideration based on the Exchange Ratio for each Sunward common share subject to such Sunward DSU.

For the purpose of these unaudited pro-forma consolidated financial statements, 43,079,213 NovaCopper common shares will be exchanged for 143,597,376 Sunward common shares and DSUs outstanding as at April 22, 2015, the date of the definitive arrangement agreement. The value of the common shares issued was calculated based on the closing price of NovaCopper common shares on April 23, 2015, the date of the announcement of the Arrangement, for the purpose of preparing these consolidated pro-forma financial statements resulting in total consideration of $24.1 million. The final common share purchase consideration will be determined based on the market price of NovaCopper’s common shares on the closing date of the acquisition.

(c)	Payment of estimated transaction costs of NovaCopper and Sunward of $1,310,000 which are expensed for accounting purposes.

(d)

Each outstanding Sunward stock option will be exchanged for an Arrangement stock option to acquire, on the same terms and conditions as were applicable under such Sunward stock option immediately prior to the Arrangement, such number of NovaCopper common shares based on the Exchange Ratio (“Arrangement Option”). All such Arrangement Options shall expire 90 days following the close of the Arrangement. It is assumed all Arrangement Options in the money at the time of the definitive arrangement agreement will be exercised and receive NovaCopper Shares based on the Exchange Ratio. For the purposes of these unaudited pro-forma consolidated financial statements, 1,371,000 NovaCopper common shares will be exchanged for 4,570,000 Sunward stock options valued using black-scholes at the time of the Arrangement agreement resulting in consideration paid of $244,000. It is assumed NovaCopper will receive estimated cash proceeds of $606,000 from such exercise.

(e)

The transaction will be accounted for as a business combination under Accounting Standards Codification (“ASC”) 805. NovaCopper has estimated the fair value of the non-mining identifiable net assets to be equal to their carrying value. The fair value of the mineral property acquired, the Titiribi Project, has been assessed and recorded at $2,710,000 representing the remainder of the consideration paid over the estimated fair value of the non-mining identifiable net assets acquired of $21,658,000. NovaCopper will complete a full and detailed valuation of the fair value of the net assets acquired at the closing the transaction. Additionally, the consideration given by NovaCopper will be valued at the date of closing of the transaction and therefore the final consideration given may be significantly different than outlined below. These differences may be material.

7
February 28, 2015

Notes to the Unaudited Pro-Forma
Consolidated Financial Statements

The preliminary allocation of the consideration paid for the purposes of these unaudited pro-forma consolidated financial statements is summarized in the table below:

in thousands of US dollars
$
Acquisition cost
Common shares issued pursuant to the Arrangement (b)	24,124
Common shares issued pursuant to the exercise of Sunward stock options (d)	244
Total consideration	24,368

Fair value of net identifiable assets and liabilities
Cash and cash equivalents	20,945
Accounts receivable	4
Deposits and prepaid amounts	290
Plant and equipment	535
Mineral property - Titiribi	2,710
Accounts payable and accrued liabilities	(116)
Fair value acquired	24,368

The historical equity of Sunward is eliminated upon the recording of the acquisition consideration.

3      Share capital

Authorized
     unlimited common shares, no par value
     unlimited preferred shares, no par value

The following summarizes the changes in share capital that will occur pursuant to the Arrangement as outlined in Note 2.

in thousands of US dollars except share amounts
		February 28, 2015
	Number of shares	Share capital
		$
Balance – February 28, 2015	60,633,701	112,469
Issued pursuant to the Arrangement
Common shares issued pursuant to the Arrangement (note 2(b))	43,079,213	24,124
Common shares issued pursuant to the exercise of Sunward stock options (note 2(d))	1,371,000	850
Pro-forma balance – February 28, 2015	105,083,914	137,443

8
February 28, 2015

Notes to the Unaudited Pro-Forma
Consolidated Financial Statements

4      Pro-forma loss per share

Pro-forma basic and diluted loss per share for the three months ended February 28, 2015 and for the year ended November 30, 2014 have been calculated as if the common shares to be issued pursuant to the Arrangement had been outstanding as of December 1, 2013.

in thousands of US dollars except share and per share amounts
	For the three months	For the year
	ended	ended
	February 28, 2015	November 30, 2014

Weighted-average number of common shares outstanding	60,614,960	56,268,326

Common shares issued pursuant to the Arrangement (note 2(b))	43,079,213	43,079,213
Common shares issued pursuant to the exercise of Sunward stock options (note 2(d))	1,371,000	1,371,000

Pro-forma weighted-average number of common shares outstanding	105,065,173	100,718,539

Pro-forma loss	25,518	16,353
Pro-forma loss per share, basic and diluted	$0.24	$0.16

9
February 28, 2015

APPENDIX D
FORM OF SUNWARD ARRANGEMENT RESOLUTION

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.

The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Sunward Resources Ltd., a corporation existing under the Laws of the Province of British Columbia (“Sunward”), all as more particularly described and set forth in the Management Proxy Circular (the “Circular”) of Sunward dated May 12, 2015, accompanying the notice of this meeting (as the Arrangement may be, or may have been, modified or amended in accordance with its terms), is hereby authorized, approved and adopted.

2.

The plan of arrangement (the “Plan of Arrangement”), involving Sunward and implementing the Arrangement, the full text of which is set out in Appendix D to the Circular (as the Plan of Arrangement may be, or may have been, modified or amended in accordance with its terms), is hereby authorized, approved and adopted.

3.

The arrangement agreement (the “Arrangement Agreement”) between Sunward and NovaCopper Inc. a corporation existing under the laws of the Province of British Columbia (“NovaCopper”), dated April 22, 2015, and all the transactions contemplated therein, the actions of the directors of Sunward in approving the Arrangement and the actions of the directors and officers of Sunward in executing and delivering the Arrangement Agreement and any amendments thereto are hereby ratified and approved.

4.

Notwithstanding that this resolution has been passed (and the Arrangement approved) by the shareholders of Sunward or that the Arrangement has been approved by the British Columbia Supreme Court, the directors of Sunward are hereby authorized and empowered, without further notice to, or approval of, the securityholders of Sunward:

	(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement; or

	(b)	subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.

Any director or officer of Sunward is hereby authorized and directed for and on behalf of Sunward to execute, whether under corporate seal of Sunward or otherwise, any and all documents that are required to be filed with the Registrar under the BCBCA in connection with the Arrangement Agreement or the Plan of Arrangement.

6.

Any one or more directors or officers of Sunward is hereby authorized, for and on behalf and in the name of Sunward, to execute and deliver, whether under corporate seal of Sunward or otherwise, all such agreements, forms waivers, notices, certificate, confirmations and other documents and instruments and to do or cause to be done all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement, including:

	(c)	all actions required to be taken by or on behalf of Sunward, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

	(d)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by Sunward;

	(e)	such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

D-1

APPENDIX E
FORM OF NOVACOPPER RESOLUTION

BE IT RESOLVED THAT:

1.

The issuance, or the allotment and reservation for issuance, as the case may be, of such number of common shares (the “NovaCopper Shares”) of NovaCopper Inc. (“NovaCopper”) as may be required in connection with the acquisition of all of the issued and outstanding shares of Sunward Resources Ltd. (“Sunward”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under section 288 of the Business Corporations Act (British Columbia) involving NovaCopper and Sunward, including:

	(a)	the NovaCopper Shares issuable to the holders of common shares of Sunward;

(b)

the NovaCopper Shares that may be required to be issued on the exercise of Arrangement Options of NovaCopper (the “Arrangement Options”) to be issued in exchange for all of the outstanding options of Sunward in accordance with Section 3.1(e) of the Plan of Arrangement; and

	(c)	the NovaCopper Shares issuable upon the automatic vesting of Sunward DSUs and exchange thereof for NovaCopper Shares, in accordance with Section 3.1(a) of the Plan of Arrangement;

up to a maximum of 45,647,213 NovaCopper Shares, be and is hereby authorized and approved.

2.	The issuance of such number of Arrangement Options as may be required pursuant to the Plan of Arrangement be and is hereby authorized and approved.

3.

Any director or officer of NovaCopper is hereby authorized, for and on behalf of NovaCopper, to execute, with or without the corporate seal and, if appropriate, deliver any and all other agreements, applications, forms, waivers, notices, certificates, confirmations and other documents and instruments and to do, or cause to be done, any and all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the completion of the Plan of Arrangement, and related transactions in accordance with the matters authorized hereby, including, without limitation, (i) all actions required to be taken by or on behalf of NovaCopper, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities and (ii) the signing of the certificates, consents and other documents or declarations required under the Plan of Arrangement, or otherwise to be entered into by NovaCopper, such determination to be conclusively evidenced by the execution and delivery of any such document, agreement or instrument, and the taking or doing of any such action.

4.	The board of directors of NovaCopper be and is authorized to abandon all or any part of these resolutions at any time prior to giving effect thereto.

E-1

APPENDIX F
ARRANGEMENT AGREEMENT

See attached.

F-1

EXECUTION VERSION

NOVACOPPER INC.

AND

SUNWARD RESOURCES LTD.

ARRANGEMENT AGREEMENT

DATED April 22, 2015

i

(continued)

ii

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT dated April 22, 2015

BETWEEN:

NOVACOPPER INC., a corporation existing under the Laws of the Province of British Columbia (“NovaCopper”)

AND:

SUNWARD RESOURCES LTD., a corporation existing under the Laws of the Province of British Columbia (“Sunward”)

RECITALS:

A.	NovaCopper desires to acquire all of the issued and outstanding Sunward Shares (as hereinafter defined).

B.

The Parties (as hereinafter defined) have determined that the transactions contemplated by this Agreement will be effected by means of a Plan of Arrangement under the BCBCA (as hereinafter defined) and Sunward has agreed to submit the Plan of Arrangement for approval by the Sunward Shareholders (as hereinafter defined) and the Supreme Court of British Columbia.

C.

The Sunward Board (as hereinafter defined) has determined, after receiving financial and legal advice and following the receipt and review of a unanimous recommendation from the Special Committee (as hereinafter defined) that the Consideration (as hereinafter defined) per Sunward Share to be received by Sunward Shareholders pursuant to the Arrangement (as hereinafter defined) is fair to Sunward Shareholders from a financial point of view and that the Arrangement is in the best interests of Sunward, and the Sunward Board has resolved to recommend that the Sunward Shareholders vote in favour of the Arrangement, all subject to the terms and the conditions contained in this Agreement.

D.

The NovaCopper Board (as hereinafter defined) has determined, after receiving financial and legal advice, that the Arrangement is advisable and in the best interests of NovaCopper, and the NovaCopper Board has resolved to recommend that the NovaCopper Shareholders vote in favour of the issuance of the Consideration Shares (as hereinafter defined), the DSU Shares, and reservation for issuance of the Option Shares (as hereinafter defined), as may be required by the NYSE MKT, all subject to the terms and the conditions contained in this Agreement.

E.

NovaCopper has entered into the NovaCopper Voting Agreements (as hereinafter defined) with the Sunward Locked-Up Shareholders (as hereinafter defined), pursuant to which, among other things, such Sunward Shareholders have agreed, subject to the terms and conditions thereof, to vote the Sunward Shares held by them in favour of the Arrangement.

THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement, unless the context otherwise requires:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, including any transaction involving only Sunward or NovaCopper and/or one or more of its wholly-owned subsidiaries, any offer, proposal, expression of interest, or inquiry from any Person or group of Persons (other than a Party or any of its affiliates) after the date hereof relating to:

(a)	any acquisition or sale, direct or indirect (including by way of option, lease or joint venture), of:

(i)

the assets of a Party and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, taken as a whole; or

(ii)

20% or more of any voting or equity securities, or any securities exchangeable for or convertible into voting or equity securities, of a Party or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, taken as a whole;

(b)

any take-over bid, tender offer or exchange offer for any class of voting or equity securities, or any securities exchangeable for or convertible into voting or equity securities, of a Party and/or one or more of its subsidiaries that, if consummated, would result in such Person or Persons beneficially owning 20% or more of any class of such securities;

(c)

a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution or other similar transaction involving a Party or any of its subsidiaries;

(d)	any transaction or series of transactions similar to those referred to in paragraphs (a), (b), or (c) above involving a Party or any of its subsidiaries; or

(e)	any public announcement of an intention to do any of the foregoing;

“affiliate” has the meaning ascribed thereto in the Securities Act;

“Agreement” means this arrangement agreement, including all schedules annexed hereto, together with the Sunward Disclosure Letter and the NovaCopper Disclosure Letter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof;

“Applicable Anti-Corruption Laws” has the meaning ascribed thereto in Section 3.1(ii);

“Arrangement” means the arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.3 hereof or the Plan of Arrangement or made at the direction of the Court in the Final Order (provided that any such amendment or variation is acceptable to both Sunward and NovaCopper, each acting reasonably);

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“Arrangement Option” has the meaning ascribed thereto in Section 5.4(h);

“Arrangement Resolution” means the special resolution of the Sunward Shareholders approving the Plan of Arrangement which is to be considered at the Sunward Meeting and shall be substantially in the form and content of Schedule “B” hereto;

“Authorization” means any authorization, order, permit, approval, grant, licence, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, bylaw, rule or regulation, whether or not having the force of Law, and includes any Environmental Permit;

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“BCSC” means the British Columbia Securities Commission, and includes any successor thereto;

“Board Nominees” means two persons nominated by Gold First to be directors of NovaCopper as of the Effective Time, provided that such persons shall be acceptable to NovaCopper, acting reasonably;

“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia;

“Change in Recommendation” means the circumstances where, prior to Sunward having obtained the Sunward Shareholder Approval or NovaCopper having obtained the NovaCopper Shareholder Approval, as applicable, the board of directors of a Party fails to recommend or withdraws, amends, modifies or qualifies, in a manner adverse to the other Party or fails to reaffirm its recommendation of the Arrangement within five (5) business days (and in any case prior to the Sunward Meeting and the NovaCopper Meeting) after having been requested in writing by such other Party to do so, in a manner adverse to such other Party (it being understood that the taking of a neutral position or no position with respect to an Acquisition Proposal beyond a period of ten (10) business days (or beyond the date which is one business day prior to the Sunward Meeting and the NovaCopper Meeting, if sooner) shall be considered an adverse modification);

“Confidentiality Agreement” means the mutual confidentiality agreement between NovaCopper and Sunward, dated January 21, 2015, as amended or supplemented from time to time;

“Consideration” means the consideration to be received by the Sunward Shareholders pursuant to the Plan of Arrangement as consideration for their Sunward Shares, consisting of 0.30 NovaCopper Shares per Sunward Share;

“Consideration Shares” means the NovaCopper Shares to be issued as the Consideration pursuant to the Arrangement;

“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership or other right or obligation (written or oral) to which a Party or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound or affected or to which any of their respective properties or assets is subject;

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“Court” means the Supreme Court of British Columbia;

“D&O Insurance” has the meaning ascribed thereto in Section 7.6(a);

“Depositary” means any trust company, bank or other financial institution agreed to in writing by Sunward and NovaCopper for the purpose of, among other things, exchanging certificates representing Sunward Shares for the Consideration in connection with the Arrangement;

“Dissent Rights” means the rights of dissent exercisable by the Sunward Shareholders in respect of the Arrangement described in Article 4 of the Plan of Arrangement;

“DSU Shares” means the NovaCopper Shares issuable upon the automatic vesting of the Sunward DSUs at the Effective Time;

“Effective Date” has the meaning ascribed thereto in Section 2.10(a);

“Effective Time” means the time on the Effective Date that the Arrangement will be deemed to have been completed, which shall be 12:01 am (Vancouver time) on the Effective Date or such other time as agreed to by NovaCopper and Sunward in writing;

“Environmental Laws” means all Laws, including the laws of Colombia and the United States, as applicable, imposing obligations, responsibilities, liabilities or standards of conduct for or relating to: (a) the regulation or control of pollution, contamination, activities, materials, substances or wastes in connection with or for the protection of human health or safety, the environment or natural resources (including climate, air, surface water, groundwater, wetlands, land surface, subsurface strata, wildlife, aquatic species and vegetation); or (b) the use, generation, disposal, treatment, processing, recycling, handling, transport, distribution, destruction, transfer, import, export or sale of Hazardous Substances;

“Environmental Liabilities” means, with respect to any Person, all liabilities, obligations, responsibilities, responses, losses, damages, punitive damages, property damages, consequential damages, treble damages, costs (including control, remedial and removal costs, investigation costs, capital costs, operation and maintenance costs), expenses, fines, penalties and sanctions incurred as a result of or related to any claim, suit, action, administrative or court order, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, relating to any environmental matter, arising under or related to any Environmental Laws, Environmental Permits, or in connection with any: (a) Release or threatened Release or presence of a Hazardous Substance whether on, at, in, under, from or about or in the vicinity of any real or personal property; (b) tank, drum, pipe or other container that contains or contained a Hazardous Substance; or (c) use, generation, disposal, treatment, processing, recycling, handling, transport, transfer, import, export or sale of Hazardous Substance;

“Environmental Permits” means all Permits or program participation requirements, sign-offs or registrations required by or available with or from any Governmental Entity under any Environmental Laws;

“Exchange Ratio” means 0.30;

“Filing Deadline” means the date of filing by NovaCopper of the Preliminary NovaCopper Circular with the SEC, which shall be the later of (a) April 28, 2015; and (b) the date that is three (3) days following receipt by NovaCopper from Sunward of all of Sunward’s information required to be included in the NovaCopper Circular;

4

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in a form acceptable to Sunward and NovaCopper, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both Sunward and NovaCopper, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Sunward and NovaCopper, each acting reasonably) on appeal;

“Gold First” means Gold First Investments Limited, a holder of 32.6% of Sunward’s Shares;

“Governmental Entity” means: (a) any multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or entity, domestic or foreign; (b) any stock exchange, including the TSX or the NYSE MKT; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; (e) any corporation or other body that is wholly or partially owned (20% or greater) or controlled by any of the above; or (f) any public international organization;

“Government Official” includes (i) any employee, official or agent of any Government Entity; (ii) any person who holds a legislative, administrative, regulatory or judicial position with any Government Entity; or (iii) any member of a political party or candidate for public office outside of Canada or the United States;

“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous or deleterious substance, waste or material, including hydrogen sulphide, arsenic, cadmium, copper, lead, mercury, petroleum, polychlorinated biphenyls, asbestos and urea-formaldehyde insulation, and any other material, substance, pollutant or contaminant regulated or defined pursuant to, or that could result in liability under, any Environmental Law;

“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board;

“including” means including without limitation, and “include” and “includes” have a corresponding meaning;

“In-the-Money Amount” in respect of a stock option means the amount, if any, by which the aggregate fair market value at the time of the securities subject to the stock option exceeds the aggregate exercise price of the stock option;

“Interim Order” means the interim order of the Court in a form acceptable to Sunward and NovaCopper, each acting reasonably, providing for, among other things, the calling and holding of the Sunward Meeting, as the same may be amended by the Court with the consent of Sunward and NovaCopper, each acting reasonably;

“Key Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the waiver or lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities, as set out in Schedule “C” hereto;

5

“Key Third Party Consents” means those consents, approvals and notices required from any third party in respect of the completion of the Arrangement that are set out in Schedule “D” hereto;

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any Permit of or from any Governmental Entity or self-regulatory authority (including the TSX and the NYSE MKT), and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its subsidiaries or its or their business, undertaking, property or securities;

“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

“Mailing Deadline” means the date that is three (3) days following the expiration of the 10-day waiting period following the filing of the Preliminary NovaCopper Circular with the SEC or the satisfaction of any comments from the SEC on the Preliminary NovaCopper Circular;

“Material Adverse Effect” means, in respect of any Person, any change, effect, event or circumstance that, individually or in the aggregate with other such changes, effects, events or circumstances, has had or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of such Person and its subsidiaries, taken as a whole; provided that no change, effect, event or circumstance resulting from or attributable to any of the following shall be deemed to be, or taken into account in determining whether there has been or would reasonably expected to be, a Material Adverse Effect: (i) the announcement of the execution of this Agreement or the transactions contemplated hereby; (ii) general political, economic or financial conditions in Canada, the United States or Colombia; (iii) the state of securities or commodity markets in general; (iv) any change in applicable Laws or in the interpretation or application thereof by any Governmental Entity provided that such change does not have the effect of expropriating or materially reducing the ownership interest in, or rights to, the property and the Mineral Rights of that Person; (v) any change in IFRS or in the interpretation or application thereof by any Governmental Entity; (vi) any weather-related event or natural disaster or outbreak or escalation of hostilities or acts of war (whether or not declared) or act of terrorism; (vii) changes affecting the mining industry generally or the price of gold; (viii) any change, in and of itself, in the market price or trading volume of such Person’s common shares (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been, or will be, a Material Adverse Effect); provided that, in the case of clauses (ii), (iii), (iv), (v), (vi) and (vii), any such change, effect, event or circumstance shall not be excluded to the extent the same disproportionately affects (individually or together with other changes, effects, events or circumstances) such Person and its subsidiaries, taken as a whole, as compared to other similarly situated Persons operating in the same industry in which such Person and its subsidiaries operate;

“material fact” and “material change” have the meanings ascribed thereto in the Securities Act;

6

“MD&A” has the meaning ascribed thereto in Section 3.1(j);

“Meeting Deadline” means thirty (30) days following the Mailing Deadline;

“misrepresentation” has the meaning ascribed thereto in the Securities Act;

“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators;

“NovaCopper Aboriginal Contracts” has the meaning ascribed thereto in Section 4.1(r)(x);

“NovaCopper Board” means the board of directors of NovaCopper as the same is constituted from time to time;

“NovaCopper Preliminary Circular” means the proxy statement as may be required by Section 14(a) of the U.S. Exchange Act;

“NovaCopper Circular” means the notice of the NovaCopper Meeting and accompanying joint management information circular of NovaCopper and Sunward, including all schedules, appendices and exhibits thereto and enclosures therewith, to be sent to the NovaCopper Shareholders in connection with the NovaCopper Meeting, as amended, supplemented or otherwise modified from time to time;

“NovaCopper Disclosure Letter” means the disclosure letter executed by NovaCopper and delivered to Sunward prior to the execution of this Agreement;

“NovaCopper Financial Statements” has the meaning ascribed thereto in Section 4.1(j);

“NovaCopper Meeting” means the special meeting of NovaCopper Shareholders, including any adjournment or postponement thereof, to be called for the purpose of obtaining NovaCopper Shareholder Approval;

“NovaCopper Mineral Rights” has the meaning ascribed thereto in Section 4.1(r);

“NovaCopper Options” has the meaning ascribed thereto in Section 4.1(e);

“NovaCopper Properties” has the meaning ascribed thereto in Section 4.1(r);

“NovaCopper Public Disclosure Record” means all prospectuses, information statements, reports, schedules, forms and other documents filed by NovaCopper on SEDAR since November 30, 2013;

“NovaCopper Shareholder Approval” means the approval by the NovaCopper Shareholders by ordinary resolution at the NovaCopper Meeting of the issuance of the Consideration Shares, the DSU Shares and reservation for issuance of the Option Shares, in accordance with the policies of the TSX;

“NovaCopper Shareholders” means the holders of NovaCopper Shares;

“NovaCopper Shares” means the common shares in the authorized capital of NovaCopper;

“NovaCopper Termination Fee Event” has the meaning ascribed thereto in Section 7.4(f);

7

“NovaCopper Voting Agreements” means the voting agreements (including all amendments thereto) between NovaCopper and the Sunward Locked-up Shareholders setting forth the terms and conditions upon which the Sunward Locked-up Shareholders have agreed, among other things, to vote their Sunward Shares in favour of the Arrangement Resolution;

“NYSE MKT” means the NYSE MKT LLC;

“Option Shares” means the NovaCopper Shares issuable upon the exercise of Arrangement Options;

“ordinary course of business”, “ordinary course of business consistent with past practice”, or any similar reference, means, with respect to an action taken by a Person, that such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day business and operations of such Person; provided that in any event such action is not unreasonable or unusual;

“Outside Date” means August 31, 2015, or such later date as may be agreed to in writing by the Parties;

“Parties” means Sunward and NovaCopper, and “Party” means any of them;

“Permit” means any license, permit, certificate, consent, order, grant, approval, agreement, classification, restriction, registration or other Authorization of, from or required by any Governmental Entity;

“Permitted Liens” means (i) easements, rights of way, zoning ordinances, and other similar land use and environmental regulations which are not, individually or in the aggregate, material in amount or effect to the business of the applicable Party and its consolidated subsidiaries; (ii) Liens arising under or pursuant to the organizational documents of the applicable Party or any of its subsidiaries; and (iii) Liens which do not, individually or in the aggregate, materially detract from the value or materially interfere with any present or intended use of such property or assets;

“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

“Plan of Arrangement” means the plan of arrangement of Sunward, substantially in the form of Schedule “A” hereto, and any amendments or variations thereto made in accordance with the Plan of Arrangement or upon the direction of the Court in the Final Order with the consent of Sunward and NovaCopper, each acting reasonably;

“Regulatory Authorities” means any regulatory or governmental agency having jurisdiction over Sunward or any of its subsidiaries, on the one hand, or NovaCopper or any of its subsidiaries, on the other hand, or their respective activities;

“Regulatory Authorizations” has the meaning ascribed thereto in Section 3.1(w);

“Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Substance in the indoor or outdoor environment, including the movement of Hazardous Substance through or in the air, soil, surface water, ground water or property;

“Representatives” has the meaning ascribed thereto in Section 7.2(a);

8

“Response Period” has the meaning ascribed thereto in Section 7.3(a)(ii);

“Returns” means all returns, reports, declarations, elections, notices, filings, information returns and statements in respect of Taxes that are filed or required to be filed with any Governmental Entity, including all amendments, schedules, attachments or supplements thereto and whether in tangible or electronic form;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Securities Authorities” means the BCSC and the applicable securities commissions and other securities regulatory authorities in each of the other provinces of Canada;

“Securities Laws” means the Securities Act, the U.S. Securities Act and the U.S. Exchange Act, together with all other applicable state, federal and provincial securities Laws, rules and regulations and published policies thereunder, as now in effect and as they may be promulgated or amended from time to time;

“SEDAR” means the System for Electronic Document Analysis and Retrieval;

“Special Committee” means the special committee of the Sunward Board established to consider and make recommendations to the Sunward Board regarding the Arrangement and any Acquisition Proposal;

“subsidiary” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus and Registration Exemptions;

“Sunward Aboriginal Contracts” has the meaning ascribed thereto in Section 3.1(r)(xi);

“Sunward Benefit Plans” has the meaning ascribed thereto in Section 3.1(x);

“Sunward Board” means the board of directors of Sunward as the same is constituted from time to time;

“Sunward Circular” means the notice of the Sunward Meeting and accompanying joint management information circular of NovaCopper and Sunward, including all schedules, appendices and exhibits thereto and enclosures therewith, to be sent to the Sunward Shareholders in connection with the Sunward Meeting, as amended, supplemented or otherwise modified from time to time;

“Sunward Disclosure Letter” means the disclosure letter executed by Sunward and delivered to NovaCopper prior to the execution of this Agreement;

“Sunward DSUs” has the meaning ascribed thereto in Section 3.1(f);

“Sunward Financial Advisors” has the meaning ascribed thereto in Section 3.1(gg);

“Sunward Financial Statements” has the meaning ascribed thereto in Section 3.1(j);

9

“Sunward Locked-up Shareholders” means all directors and officers of Sunward, all Sunward Shareholders holding greater than 10% of the issued and outstanding Sunward Shares, Paulson Gold Master Fund Ltd. and David Boehm;

“Sunward Meeting” means the special meeting of Sunward Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

“Sunward Mineral Rights” has the meaning ascribed thereto in Section 3.1(r);

“Sunward Options” means the outstanding options to purchase Sunward Shares granted under the Sunward Stock Option Plan;

“Sunward Properties” has the meaning ascribed thereto in Section 3.1(r);

“Sunward Public Disclosure Record” means all prospectuses, information statements, reports, schedules, forms and other documents filed by Sunward on SEDAR since March 31, 2013;

“Sunward Securityholders” means the Sunward Shareholders and holders of Sunward Options;

“Sunward Shareholder Approval” has the meaning ascribed thereto in Section 2.2(b);

“Sunward Shareholders” means the holders of Sunward Shares;

“Sunward Shares” means the common shares in the authorized share capital of Sunward;

“Sunward Stock Option Plan” means the incentive stock option plan of Sunward, adopted by Sunward Shareholders on September 10, 2013;

“Sunward Termination Fee Event” has the meaning ascribed thereto in Section 7.4(c);

“Superior Proposal” means:

(a)

with respect to Sunward, any bona fide unsolicited written Acquisition Proposal made after the date of this Agreement (and not obtained in violation of Section 7.2) that would result in any Person becoming the beneficial owner of 100% of the outstanding Sunward Shares or all or substantially all of the consolidated assets of Sunward and its subsidiaries and:

(i)

that, in the case of an Acquisition Proposal to acquire the outstanding Sunward Shares, is made available to all Sunward Shareholders on the same terms and conditions (other than in the case of an asset transaction);

(ii)	is not subject to a financing or due diligence condition;

(iii)	in respect of which the Sunward Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that:

(A)

the transactions contemplated by such Acquisition Proposal are reasonably capable of being completed in accordance with their terms and without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the Person making such proposal;

10

(B)	failure to recommend such Acquisition Proposal to the Sunward Shareholders would be inconsistent with its fiduciary duties under applicable Law; and

(C)

having regard for all of its terms and conditions and the terms and conditions of the Arrangement, such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the Sunward Shareholders (in their capacity as such) from a financial point of view than the Arrangement, after taking into account any change to the terms of the Arrangement proposed by NovaCopper pursuant to Section 7.3; and

(b)

with respect to NovaCopper, any bona fide unsolicited written Acquisition Proposal made after the date of this Agreement (and not obtained in violation of Section 7.2) that would result in any Person becoming the beneficial owner of 100% of the outstanding NovaCopper Shares or all or substantially all of the consolidated assets of NovaCopper and its subsidiaries and:

(i)

that, in the case of an Acquisition Proposal to acquire the outstanding NovaCopper Shares, is made available to all NovaCopper Shareholders on the same terms and conditions (other than in the case of an asset transaction);

(ii)	is not subject to a financing or due diligence condition; and

(iii)	in respect of which the NovaCopper Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors, that:

(A)

the transactions contemplated by such Acquisition Proposal are reasonably capable of being completed in accordance with their terms and without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the Person making such proposal;

(B)	failure to recommend such Acquisition Proposal to the NovaCopper Shareholders would be inconsistent with its fiduciary duties under applicable Law; and

(C)

having regard for all of its terms and conditions and the terms and conditions of the Arrangement, such Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the NovaCopper Shareholders (in their capacity as such) from a financial point of view than the Arrangement, after taking into account any change to the terms of the Arrangement proposed by Sunward pursuant to Section 7.3.

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

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“Taxes” includes any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, windfall, royalty, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all licence, franchise and registration fees and all employment insurance, health insurance and Canada, Québec and other pension plan premiums or contributions imposed by any Governmental Entity, and any transferee liability in respect of any of the foregoing;

“Termination Fee” means an amount equal to US $1 million;

“Titribi Project” means Sunward’s copper project located in the town of Titribi in the Department of Antioquia, Columbia;

“Transaction Personal Information” has the meaning ascribed thereto in Section 9.1;

“TSX” means the Toronto Stock Exchange;

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

“Upper Kobuk Mineral Projects” means NovaCopper’s Arctic and Bornite copper projects located in the Ambler mining district in Northwestern Alaska;

“U.S. GAAP” means accounting principles generally accepted in the United States;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder; and

“U.S. Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

1.2	Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

1.3	Number and Gender

In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.

1.4	Date for Any Action

If the date on which any action is required to be taken hereunder by a Party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.

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1.5	Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada and “$” refers to Canadian dollars. References to US$ in this Agreement refer to United States dollars.

1.6	Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under IFRS and all determinations of an accounting nature required to be made shall be made in a manner consistent with IFRS consistently applied.

1.7	Knowledge

(a)

In this Agreement, references to “the knowledge of Sunward” means the actual knowledge of Philip O’Neill, William Hayden, Jay Sujir and Paul Robertson, in each case, after making due enquiries regarding the relevant matter.

(b)

In this Agreement, references to “the knowledge of NovaCopper” means the actual knowledge of Rick Van Nieuwenhuyse and Elaine Sanders, in each case, after making due enquiries regarding the relevant matter.

1.8	Schedules

The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:

Schedule A	-	Plan of Arrangement
Schedule B	-	Arrangement Resolution
Schedule C	-	Key Regulatory Approvals
Schedule D	-	Key Third Party Consents

ARTICLE 2
THE ARRANGEMENT

2.1	Arrangement

Sunward and NovaCopper agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement.

2.2 Interim Order

As soon as reasonably practicable following the execution of this Agreement, and in any event in sufficient time to hold the Sunward Meeting in accordance with Section 2.3, Sunward shall apply to the Court in a manner acceptable to NovaCopper, acting reasonably, pursuant to Section 291 of the BCBCA and prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:

(a)	for the class of Persons to whom notice is to be provided in respect of the Arrangement and the Sunward Meeting and for the manner in which such notice is to be provided;

(b)

that the requisite approval for the Arrangement Resolution shall be the affirmative vote of (i) at least two-thirds of the votes cast at the Sunward Meeting in person or by proxy by the Sunward Shareholders voting together as one class on the basis of one vote per Sunward Share and (ii) to the extent required by Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions, the majority of the votes cast at the Sunward Meeting in person or by proxy by the Sunward Shareholders on the basis of one vote per Sunward Share, excluding the votes cast in respect of Sunward Shares held by certain interested or related parties or joint actors of Sunward in accordance with the minority approval requirements of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (the “Sunward Shareholder Approval”);

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(c)	that, in all other respects, the terms, conditions and restrictions of the Sunward constating documents, including quorum requirements and other matters, shall apply in respect of the Sunward Meeting;

(d)	for the grant of Dissent Rights only to the Sunward Shareholders who are registered Sunward Shareholders;

(e)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(f)	that the Sunward Meeting may be adjourned from time to time by the management of Sunward with the consent of NovaCopper without the need for additional approval of the Court;

(g)	that the record date for Sunward Shareholders entitled to notice of and to vote at the Sunward Meeting will not change in respect of any adjournment(s) of the Sunward Meeting;

(h)

that it is NovaCopper’s intention to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of the Consideration Shares to be issued pursuant to the Arrangement, based on the Court’s approval of the Arrangement; and

(i)	for such other matters as NovaCopper may reasonably require, subject to obtaining the prior consent of Sunward, such consent not to be unnecessarily withheld.

2.3	Sunward Meeting

Subject to the terms of this Agreement:

(a)

Sunward agrees to convene and conduct the Sunward Meeting in accordance with the Interim Order, Sunward’s notice of articles, articles and applicable Law as soon as reasonably practicable, and in any event on or before the Meeting Deadline. Sunward and NovaCopper agree to use their commercially reasonable efforts to schedule the Sunward Meeting and NovaCopper Meeting on the same day.

(b)

Except as required for quorum purposes or otherwise permitted under this Agreement, Sunward shall not adjourn (except as required by Law or by valid Sunward Shareholder action), postpone or cancel (or propose or permit the adjournment (except as required by Law or by valid Sunward Shareholder action), postponement or cancellation of) the Sunward Meeting without NovaCopper’s prior consent.

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(c)

Sunward will advise NovaCopper as NovaCopper may reasonably request, and at least on a daily basis on each of the last five (5) business days prior to the date of the Sunward Meeting, as to the aggregate tally of the proxies received by Sunward in respect of the Arrangement Resolution.

(d)

Sunward will promptly advise NovaCopper of any written notice of dissent or purported exercise by any Sunward Shareholder of Dissent Rights received by Sunward in relation to the Arrangement and any withdrawal of Dissent Rights received by Sunward and, subject to applicable Law, any written communications sent by or on behalf of Sunward to any Sunward Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement.

(e)

At the reasonable request of NovaCopper from time to time, Sunward shall provide NovaCopper with lists (in written and/or electronic form), which lists shall include names, addresses and holdings, of (i) the registered Sunward Shareholders, (ii) all Persons holding securities issued by Sunward that are convertible into, or exercisable or exchangeable for, Sunward Shares (including holders of Sunward Options) and (iii) all non-objecting beneficial owners of Sunward Shares. NovaCopper may from time to time request Sunward to require, and Sunward shall require, that the registrar and transfer agent for the Sunward Shares furnish NovaCopper with such additional information and other assistance as NovaCopper may reasonably request.

2.4	Sunward Circular

(a)

As promptly as reasonably practicable following execution of this Agreement, and in any event prior to the close of business on the Mailing Deadline, Sunward shall (i) prepare the Sunward Circular together with any other documents required by applicable Laws, (ii) file the Sunward Circular in all jurisdictions where the same is required to be filed, and (iii) mail the Sunward Circular as required under applicable Laws and by the Interim Order. On the date of mailing thereof, the Sunward Circular shall comply in all material respects with all applicable Laws and the Interim Order and shall contain sufficient detail to permit the Sunward Shareholders to form a reasoned judgment concerning the matters to be placed before them at the Sunward Meeting.

(b)

In the event that Sunward provides a notice to NovaCopper regarding a possible Acquisition Proposal pursuant to Section 7.2(d) prior to the mailing of the Sunward Circular, then unless the Parties agree otherwise, the Mailing Deadline will be extended until the date that is five (5) days following the earlier of either (i) written notification from Sunward to NovaCopper that the Sunward Board has determined that the Acquisition Proposal is not a Superior Proposal, or (ii) the date on which Sunward and NovaCopper enter into an amended agreement pursuant to Section 7.3(b) which results in the Acquisition Proposal in question not being a Superior Proposal; provided, that in no event shall the Mailing Deadline be extended for more than an aggregate of ten (10) days in connection with any such Acquisition Proposal. In the event that the Mailing Deadline is so extended, the Meeting Deadline shall be extended by the same number of days as the Mailing Deadline has been extended.

(c)

Sunward shall ensure that the Sunward Circular complies in all material respects with all applicable Laws, and, without limiting the generality of the foregoing, that the Sunward Circular will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than in each case with respect to any information relating solely to NovaCopper and its affiliates, which information shall be the sole responsibility of NovaCopper).

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(d)

Subject to Article 7, Sunward shall (i) solicit proxies in favour of the Arrangement Resolution and against any contrary resolution submitted by any other Sunward Shareholder, (ii) recommend to Sunward Shareholders that they vote in favour of the Arrangement Resolution, (iii) not make a Change in Recommendation and (iv) include in the Sunward Circular a statement that each director and executive officer of Sunward intends to vote all of such Person’s Sunward Shares (including any Sunward Shares issued upon the exercise of any Sunward Options) in favour of the Arrangement Resolution, subject to the other terms of this Agreement and the NovaCopper Voting Agreements.

(e)

NovaCopper will furnish to Sunward all such information regarding NovaCopper and its respective affiliates as may be required by the Interim Order or applicable Laws for inclusion in the Sunward Circular and in any amendments or supplements thereto or other documents related thereto.

(f)

NovaCopper and its legal counsel shall be given a reasonable opportunity to review and comment on the Sunward Circular prior to the Sunward Circular being printed, mailed to Sunward Shareholders and filed with the applicable Securities Authorities, and reasonable consideration shall be given to any comments made by NovaCopper and its legal counsel; provided that all information included in the Sunward Circular relating solely to NovaCopper and its affiliates shall be in form and substance satisfactory to NovaCopper, acting reasonably. Sunward shall provide NovaCopper with a final copy of the Sunward Circular prior to the mailing to the Sunward Shareholders.

(g)

Each Party shall promptly notify the other Party if at any time before the Effective Date it becomes aware that the Sunward Circular contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Sunward Circular, and the Parties shall co-operate in the preparation of any amendment or supplement to the Sunward Circular, as required or appropriate, and Sunward shall promptly mail or otherwise publicly disseminate any amendment or supplement to the Sunward Circular to Sunward Shareholders and, if required by the Court or applicable Laws, file the same with the Securities Authorities and as otherwise required.

2.5	NovaCopper Meeting

Subject to the terms of this Agreement:

(a)

NovaCopper agrees to convene and conduct the NovaCopper Meeting in accordance with NovaCopper’s notice of articles and articles and applicable Law as soon as reasonably practicable, and in any event on or before the Meeting Deadline. Sunward and NovaCopper agree to use their commercially reasonable efforts to schedule the Sunward Meeting and NovaCopper Meeting on the same day.

(b)

Except as required for quorum purposes or otherwise permitted under this Agreement, NovaCopper shall not adjourn (except as required by Law or by valid NovaCopper Shareholder action), postpone or cancel (or propose or permit the adjournment (except as required by Law or by valid NovaCopper Shareholder action), postponement or cancellation of) the NovaCopper Meeting without Sunward’s prior consent.

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(c)

NovaCopper will advise Sunward as Sunward may reasonably request, and at least on a daily basis on each of the last five (5) business days prior to the date of the NovaCopper Meeting, as to the aggregate tally of the proxies received by NovaCopper in respect of the NovaCopper Shareholder Approval.

2.6	NovaCopper Circular

(a)

As promptly as reasonably practicable following execution of this Agreement, and in any event prior to the close of business on the Filing Deadline, NovaCopper shall (i) prepare the NovaCopper Preliminary Circular together with any other documents required by applicable Laws, and (ii) file the NovaCopper Preliminary Circular with the SEC.

(b)

As promptly as reasonably practicable following execution of this Agreement, and in any event prior to the close of business on the Mailing Deadline, NovaCopper shall (i) prepare the NovaCopper Circular together with any other documents required by applicable Laws, (ii) file the NovaCopper Circular in all jurisdictions where the same is required to be filed, and (iii) mail the NovaCopper Circular as required under all applicable Laws. On the date of mailing thereof, the NovaCopper Circular shall comply in all material respects with all applicable Laws and shall contain sufficient detail to permit the NovaCopper Shareholders to form a reasoned judgment concerning the matters to be placed before them at the NovaCopper Meeting.

(c)

In the event that NovaCopper provides a notice to Sunward regarding a possible Acquisition Proposal pursuant to Section 7.2(d) prior to the mailing of the NovaCopper Circular, then unless the Parties agree otherwise, the Mailing Deadline will be extended until the date that is five (5) days following the earlier of either (i) written notification from NovaCopper to Sunward that the NovaCopper Board has determined that the Acquisition Proposal is not a Superior Proposal, or (ii) the date on which NovaCopper and Sunward enter into an amended agreement pursuant to Section 7.3(b) which results in the Acquisition Proposal in question not being a Superior Proposal; provided, that in no event shall the Mailing Deadline be extended for more than an aggregate of ten (10) days in connection with any such Acquisition Proposal. In the event that the Mailing Deadline is so extended, the Meeting Deadline shall be extended by the same number of days as the Mailing Deadline has been extended.

(d)

The NovaCopper Circular shall comply in all material respects with all applicable Laws and, without limiting the generality of the foregoing, the NovaCopper Circular will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than in each case with respect to any information relating solely to Sunward and its affiliates, which information shall be the sole responsibility of Sunward).

(e)

Subject to Article 7, NovaCopper shall (i) solicit proxies in favour of the NovaCopper Shareholder Approval, and against any resolution submitted by any other NovaCopper Shareholder, (ii) recommend to NovaCopper Shareholders that they vote in favour of the NovaCopper Shareholder Approval, (iii) not make a Change in Recommendation, and (iv) include in the NovaCopper Circular a statement that each director and executive officer of NovaCopper intends to vote all of such Person’s NovaCopper Shares (including any NovaCopper Shares issued upon the exercise of any convertible securities of NovaCopper) in favour of the NovaCopper Shareholder Approval, subject to the other terms of this Agreement and the Sunward Voting Agreements.

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(f)

Sunward will furnish to NovaCopper all such information regarding Sunward and its respective affiliates, as may be required by applicable Laws for inclusion in the NovaCopper Circular and in any amendments or supplements thereto or other documents related thereto.

(g)

Sunward and its legal counsel shall be given a reasonable opportunity to review and comment on the NovaCopper Preliminary Circular and the NovaCopper Circular prior to the NovaCopper Circular being printed, mailed to NovaCopper Shareholders and filed with the Securities Authorities, and reasonable consideration shall be given to any comments made by Sunward and its counsel; provided that all information included in the NovaCopper Circular relating solely to Sunward and its affiliates shall be in form and substance satisfactory to Sunward, acting reasonably. NovaCopper shall provide Sunward with a final copy of the NovaCopper Circular prior to the mailing to the NovaCopper Shareholders.

(h)

Each Party shall promptly notify the other Party if at any time before the Effective Date it becomes aware that the NovaCopper Circular contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the NovaCopper Circular, and the Parties shall co-operate in the preparation of any amendment or supplement to the NovaCopper Circular, as required or appropriate, and NovaCopper shall promptly mail or otherwise publicly disseminate any amendment or supplement to the NovaCopper Circular to NovaCopper Shareholders and, if required by the Court or applicable Laws, file the same with the Securities Authorities and as otherwise required.

2.7	Preparation of Filings

NovaCopper and Sunward shall co-operate and use their reasonable commercial efforts in good faith to take, or cause to be taken, all reasonable actions, including the preparation of any applications for Key Regulatory Approvals and other orders, registrations, consents, filings, rulings, exemptions, no-action letters, circulars and approvals required in connection with this Agreement and the Arrangement and the preparation of any required documents, in each case as reasonably necessary to discharge their respective obligations under this Agreement, the Arrangement and the Plan of Arrangement, and to complete any of transactions contemplated by this Agreement, including their obligations under applicable Laws.

2.8	Final Order

Subject to the terms of this Agreement, if the Interim Order is obtained and the Arrangement Resolution is passed at the Sunward Meeting, Sunward shall, as soon as reasonably practicable thereafter and, in any event, within three (3) business days thereafter, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to section 291 of the BCBCA.

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2.9	Court Proceedings

Subject to the terms of this Agreement, NovaCopper will cooperate with and assist Sunward in seeking the Interim Order and the Final Order, including by providing Sunward on a timely basis any information reasonably required to be supplied by NovaCopper in connection therewith. The material to be filed with the Court in connection with the Arrangement shall not be inconsistent with the provisions of this Agreement. Sunward will provide NovaCopper and its legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and will give reasonable consideration to all such comments; provided that Sunward shall include all comments of NovaCopper and its legal counsel as are required, in the reasonable judgment of NovaCopper and its legal counsel, to allow NovaCopper to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of the Consideration Shares and DSU Shares to be issued pursuant to the Arrangement, based on the Court’s approval of the Arrangement. Subject to applicable Law, Sunward will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.9 or with NovaCopper’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that nothing herein shall require NovaCopper to agree or consent to any increase in Consideration or other modification or amendment to such filed or served materials that expands or increases NovaCopper’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement.

2.10	Effect of the Arrangement

(a)

The Arrangement shall be effective at the Effective Time on the date that is the earlier of: (i) the date that is two (2) business days after the satisfaction or waiver (subject to applicable Laws) of the conditions set forth in Article 6 (other than the delivery of items to be delivered on the Effective Date and the satisfaction of those conditions that, by their terms, cannot be satisfied until the Effective Date) and (ii) such date as is mutually agreed in writing by the Parties (the “Effective Date”).

(b)

From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by applicable Law, including the BCBCA. Sunward agrees to amend the Plan of Arrangement at any time prior to the Effective Time in accordance with Section 8.3 to include such other terms determined to be necessary or desirable by NovaCopper, provided that the Plan of Arrangement shall not be amended in any manner which has the effect of reducing the Consideration or which is otherwise prejudicial to the Sunward Shareholders or other parties to be bound by the Plan of Arrangement or is inconsistent with the provisions of this Agreement or the Interim Order or the Final Order.

(c)

The closing of the Arrangement will take place at the offices of Blake, Cassels & Graydon LLP, Suite 2600, 595 Burrard Street, Vancouver, British Columbia at 8:00 a.m. on the Effective Date, or at such other time and place as may be agreed to by the Parties.

2.11	Payment of Consideration

NovaCopper will, following receipt by Sunward of the Final Order and prior to the Effective Time, deposit with the Depositary in escrow sufficient NovaCopper Shares to satisfy the Consideration payable to the Sunward Shareholders.

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2.12	Announcement and Shareholder Communications

NovaCopper and Sunward shall jointly publicly announce the transactions contemplated hereby promptly following the execution of this Agreement, the text and timing of the joint announcement to be approved by each Party in advance, acting reasonably. NovaCopper and Sunward agree to co-operate in the preparation of presentations, if any, to the Sunward Shareholders or the NovaCopper Shareholders regarding the transactions contemplated by this Agreement, and no Party shall (a) issue any press release or otherwise make public announcements with respect to this Agreement or the Plan of Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld or delayed) or (b) make any filing with any Governmental Entity with respect thereto without prior consultation with the other Party; provided, however, that the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing required under applicable Laws or stock exchange rules, and the Party making such disclosure shall use all commercially reasonable efforts to give prior written notice to the other Party and reasonable opportunity to review or comment on the disclosure or filing, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing.

2.13	Withholding Taxes

NovaCopper, Sunward and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any Person hereunder and from all dividends, interest or other distributions otherwise payable to any former Sunward Securityholder such amounts as NovaCopper, Sunward or the Depositary may be required to deduct and withhold therefrom under any provision of applicable Laws in respect of Taxes. To the extent that such amounts are so deducted, withheld and remitted, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

2.14	Tax Matters

Notwithstanding any representations and covenants set forth in this Agreement, it is understood and agreed that neither NovaCopper nor Sunward provide any assurances to any Sunward Securityholders regarding the income tax consequences of the Arrangement to any Sunward Securityholder.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SUNWARD

3.1	Representations and Warranties

Sunward hereby represents and warrants to and in favour of NovaCopper as follows, except to the extent that such representations and warranties are qualified by the Sunward Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made), and acknowledges that NovaCopper is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)

Board Approval. As of the date hereof, the Sunward Board, after consultation with its financial and legal advisors, has determined that the Plan of Arrangement is fair to the Sunward Shareholders and is in the best interests of Sunward and has unanimously (not including two directors who have declared their interest and abstained) resolved to recommend to the Sunward Shareholders that they vote in favour of the Arrangement Resolution. The Sunward Board has approved the Arrangement pursuant to the Plan of Arrangement and the execution and performance of this Agreement.

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(b)

Fairness Opinion. The Sunward Board has received oral confirmation that it will receive the written opinion of Cormark Securities Inc., to the effect that, as of the date of such opinion, subject to the assumptions and limitations set out therein, the Consideration to be received by Sunward Shareholders in connection with the Arrangement is fair, from a financial point of view, to such Sunward Shareholders, and such written fairness opinion is to be included in the Sunward Circular.

(c)

Organization and Qualification. Sunward and each of its subsidiaries is a corporation duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate or other power, authority and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. Sunward and each of its subsidiaries:

(i)

has all Permits necessary to conduct its business substantially as now conducted as disclosed in the Sunward Public Disclosure Record, except where the failure to hold such Permits would not individually or in the aggregate have a Material Adverse Effect; and

(ii)

is duly registered or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not individually or in the aggregate have a Material Adverse Effect.

(d)

Authority Relative to this Agreement. Sunward has the requisite corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Sunward and the performance by Sunward of its obligations under this Agreement have been duly authorized by the Sunward Board and no other corporate proceedings on its part are necessary to authorize this Agreement or the Arrangement pursuant to the Plan of Arrangement other than the Sunward Shareholder Approval. This Agreement has been duly executed and delivered by Sunward and constitutes a legal, valid and binding obligation of Sunward, enforceable against Sunward in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other applicable Laws relating to or affecting rights of creditors generally and subject to the qualification that equitable remedies, including specific performance, are discretionary.

(e)

No Violation. The authorization, execution and delivery of this Agreement by Sunward, the completion of the transactions contemplated by this Agreement and the Arrangement pursuant to the Plan of Arrangement and the performance of Sunward’s obligations hereunder or thereunder in accordance with the terms hereof and thereof will not:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require, except in respect of the Key Third-Party Consents (which are the only consents, approvals and notices required from any third-party under any Contracts of Sunward or any of its subsidiaries in order for Sunward and its subsidiaries to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement and the Plan of Arrangement), any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or cause any indebtedness to come due before its stated maturity, or cause any credit commitment to cease to be available, or cause any payment or other obligation to be imposed on Sunward or any of its subsidiaries, under any of the terms, conditions or provisions of:

21

(A)	their respective articles, charters or by-laws or other comparable organizational documents; or

(B)

any Permit or material Contract to which Sunward or any of its subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Sunward or any of its subsidiaries is bound; or

(ii)	subject to obtaining the Key Regulatory Approvals,

(A)

result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provisions of any Laws applicable to Sunward or any of its subsidiaries or any of their respective properties or assets; or

(B)	cause the suspension or revocation of any Permit currently in effect in regard of Sunward or any of its subsidiaries;

(except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or any consents (expressly excluding clause (i)(A), the Key Third-Party Consents and Key Regulatory Approvals), approvals or notices which if not given or received, would not, individually or in the aggregate, reasonably be expected to have any Material Adverse Effect);

(iii)	give rise to any rights of first refusal or trigger any change in control provisions under any note, bond, mortgage, indenture, contract, license, franchise or Permit to which Sunward is a party; or

(iv)	result in the imposition of any Liens upon any assets of Sunward or the assets of any of its subsidiaries.

(f)

Capitalization. The authorized share capital of Sunward consists of an unlimited number of Sunward Shares and an unlimited number of preference shares. As of the close of business on April 22, 2015, there are issued and outstanding 142,327,338 Sunward Shares and no preference shares. As of the close of business on April 22, 2015, an aggregate of up to 8,560,000 Sunward Shares are issuable upon the exercise of 8,560,000 Sunward Options, an aggregate of up to 1,270,038 Sunward Shares are issuable upon the vesting and payment of 1,270,038 deferred share units (the “Sunward DSUs”) outstanding and there are no options (other than the Sunward Options), warrants, conversion privileges or other rights, shareholder rights plans, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Sunward of any securities of Sunward (including Sunward Shares), or any securities (other than Sunward DSUs) or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Sunward (including Sunward Shares) or of any subsidiary of Sunward. Other than the Sunward Shares, the Sunward Options and Sunward DSUs, there are no securities of Sunward outstanding. Schedule 3.1(f) of the Sunward Disclosure Letter sets forth an accurate and complete list of all grants of Sunward Options and Sunward DSUs, including as applicable, the respective holders, grant dates, number of Sunward Options and Sunward DSUs granted, vesting dates and exercise prices. All outstanding Sunward Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all Sunward Shares issuable upon the exercise of Sunward Options or vesting of Sunward DSU’s in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of Sunward (including the Sunward Shares, the Sunward Options and Sunward DSUs) have been issued in compliance with all applicable Laws. Other than the Sunward Shares, the Sunward Options and Sunward DSUs, as applicable, there are no securities of Sunward or of any of its subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the Sunward Shareholders on any matter. There are no outstanding contractual or other obligations of Sunward or any subsidiary to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any of its outstanding securities. There are no outstanding bonds, debentures or other evidences of indebtedness of Sunward or any of its subsidiaries having the right to vote with the holders of the outstanding Sunward Shares on any matters.

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(g)

Reporting Status and Securities Laws Matters. Sunward is a “reporting issuer” and not on the list of reporting issuers in default under applicable Canadian provincial Securities Laws in British Columbia, Alberta and Ontario. No delisting, suspension of trading in or cease trading order with respect to any securities of Sunward and to the knowledge of Sunward, no inquiry or investigation (formal or informal) of any Securities Authority or the SEC, is in effect or ongoing or, to the knowledge of Sunward, expected to be implemented or undertaken.

(h)

Ownership of Subsidiaries. Schedule 3.1(h) of the Sunward Disclosure Letter includes complete and accurate lists of all subsidiaries owned, directly or indirectly, by Sunward, each of which is wholly-owned other than as disclosed in Schedule 3.1(h) of the Sunward Disclosure Letter. All of the issued and outstanding shares of capital stock and other ownership interests in the subsidiaries of Sunward are duly authorized, validly issued, fully paid and non-assessable, and all such shares and other ownership interests held directly or indirectly by Sunward are legally and beneficially owned free and clear of all Liens, and there are no outstanding options, warrants, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares of capital stock or other ownership interests in or material assets or properties of any of the subsidiaries of Sunward, except as disclosed in Schedule 3.1(h) of the Sunward Disclosure Letter. There are no contracts, commitments, agreements, understandings, arrangements or restrictions which require any subsidiaries of Sunward to issue, sell or deliver any shares in its share capital or other ownership interests, or any securities or obligations convertible into or exchangeable for, any shares of its share capital or other ownership interests. Except as otherwise disclosed in Schedule 3.1(h) of the Sunward Disclosure Letter there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third-party the right to acquire any shares or other ownership interests in any subsidiaries of Sunward.

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(i)

Public Filings. Sunward has filed all documents required to be filed by it in accordance with applicable Securities Laws in Canada. Sunward has filed all necessary documents and information required to be filed with the Securities Authorities and the TSX. All such documents and information comprising the Sunward Public Disclosure Record, as of their respective dates (and the dates of any amendments thereto):

(i)

did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)

complied in all material respects with the requirements of applicable Securities Laws in Canada, and any amendments to the Sunward Public Disclosure Record required to be made have been filed on a timely basis with the Securities Authorities or the TSX. Sunward has not filed any confidential material change report with any Securities Authorities that at the date of this Agreement remains confidential.

(j)

Sunward Financial Statements. Sunward’s audited financial statements as at and for the fiscal years ended March 31, 2014 and 2013 and Sunward’s management’s discussion and analysis of results of operations and financial condition (the “MD&A”) for the corresponding periods and unaudited financial statements as at and for the three and nine months ended December 31, 2014 and 2013 (including the notes thereto) and Sunward’s MD&A for the corresponding periods (collectively, the “Sunward Financial Statements”) were prepared in accordance with IFRS consistently applied (except as otherwise indicated in such financial statements and the notes thereto or in the related report of Sunward’s independent auditors, and except that the unaudited Sunward Financial Statements may not contain footnotes and are subject to normal year-end adjustments, none of which individually or in the aggregate will be material in nature or amount) and fairly present in all material respects the consolidated financial position, results of operations and changes in financial position of Sunward and its subsidiaries as of the dates thereof and for the periods indicated therein and reflect reserves required by IFRS in respect of all material contingent liabilities, if any, of Sunward and its subsidiaries on a consolidated basis. There has been no material change in Sunward’s accounting policies, except as described in the notes to the Sunward Financial Statements, since March 31, 2014.

(k)

Internal Controls and Financial Reporting. Sunward has designed and implemented disclosure controls and procedures to provide reasonable assurance that material information relating to Sunward, including its consolidated subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of Sunward by others within those entities, as appropriate to allow timely decisions regarding required disclosure, particularly during the periods in which filings are being prepared. Sunward has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date hereof, to Sunward’s auditors and the audit committee of the Sunward Board:

(i)

any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Sunward’s ability to record, process, summarize and report financial information and has identified for Sunward’s auditors and the Sunward Board any material weaknesses in internal control over financial reporting; and

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(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in Sunward’s internal control over financial reporting.

To the knowledge of Sunward, as at December 31, 2014, there were no changes in internal controls that occurred during the period beginning on April 1, 2014 and ended on December 31, 2014 that has materially affected, or is reasonably likely to materially affect Sunward’s internal controls, and as of the date hereof, nothing has come to the attention of Sunward that has caused Sunward to believe that there are any material weaknesses or significant deficiencies in such internal controls.

(l)	Books and Records. The financial books, records and accounts of Sunward and its subsidiaries (during the period of time when owned by Sunward), in all material respects:

(i)

have been maintained in accordance with good business practices and in accordance with IFRS and with the accounting principles generally accepted in the country of domicile of each such entity, on a basis consistent with prior years;

(ii)	in each case are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of Sunward and its subsidiaries; and

(iii)	accurately and fairly reflect the basis for the Sunward Financial Statements.

(m)

Minute Books. The minute books of each of Sunward and its subsidiaries, which have been provided to NovaCopper prior to the date hereof, are true and correct in all material respects, and contain the minutes of all meetings of the boards of directors, committees of the boards and shareholders and all resolutions passed by the boards of directors, committees of the boards and the shareholders.

(n)

No Undisclosed Liabilities. Sunward and its subsidiaries have no outstanding indebtedness or liabilities and none is a party to or bound by any surety-ship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the obligations, liabilities or indebtedness of any Person, other than those specifically identified in the Sunward Public Disclosure Record or incurred in the ordinary course of business since March 31, 2014.

(o)

No Material Change. Since March 31, 2014, there has been no material change in respect of Sunward and its subsidiaries taken as a whole, and the debt, business and material property of Sunward and its subsidiaries conform in all respects to the description thereof contained in the Sunward Public Disclosure Record, and there has been no dividend or distribution of any kind declared, paid or made by Sunward on any Sunward Shares.

(p)

Litigation. Except as set out in Schedule 3.1(p) of the Sunward Disclosure Letter, there are no claims, actions, suits, grievances, complaints or proceedings pending or, to the knowledge of Sunward, threatened affecting Sunward or any of its subsidiaries or affecting any of their respective property or assets at law or in equity before or by any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or any Governmental Entity, including matters arising under Environmental Laws. Neither Sunward nor any of its subsidiaries nor their respective assets or properties is subject to any outstanding judgment, order, writ, injunction or decree.

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(q)	Taxes. Except as disclosed in Schedule 3.1(q) of the Sunward Disclosure Letter,

(i)

Sunward and each of its subsidiaries has duly and timely filed all Returns required to be filed by it prior to the date hereof, other than those which have been administratively waived, and all such Returns are complete and correct in all material respects.

(ii)

Sunward and each of its subsidiaries has paid on a timely basis all Taxes which are due and payable, all assessments and reassessments, other than those which are being or have been contested in good faith and in respect of which reserves have been provided in the most recently published Sunward Financial Statements.

(iii)

Except as provided for in the Sunward Financial Statements, no material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of Sunward or any of its subsidiaries, and neither Sunward nor any of its subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of Sunward, threatened against Sunward or any of its subsidiaries or any of their respective assets, that would reasonably be expected to have a Material Adverse Effect.

(iv)

No claim has been made by any Governmental Entity in a jurisdiction where Sunward or any of its subsidiaries does not file Returns that Sunward or any of its subsidiaries is or may be subject to Tax by that jurisdiction.

(v)

There are no Liens for unpaid Taxes (other than in respect of Taxes not yet due and payable and for which adequate accruals or reserves have been established in accordance with IFRS) upon any of the assets of Sunward or any of its subsidiaries.

(vi)

Sunward and each of its subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Entity when required by Law to do so, except where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Effect.

(vii)

There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from Sunward or any of its subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

(viii)

Sunward and each of its subsidiaries have given to NovaCopper true, correct and complete copies of all their income and capital tax returns and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired, and there are no material omissions in the foregoing.

(ix)	The Sunward Shares are listed on a “recognized stock exchange” as defined by the Tax Act.

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(x)	For the purposes of the Tax Act and any other relevant Tax purposes:

(A)	Sunward is resident in Canada; and

(B)	each subsidiary of Sunward is resident in the jurisdiction in which it is formed and is not resident in nor has a permanent establishment for tax purposes in any other country.

(r)	Interest in Properties and Mineral Rights.

(i)

All of Sunward’s and its subsidiaries’ material real properties, including all real property relating to the Titribi Project (collectively, the “Sunward Properties”) and all of Sunward’s and its subsidiaries’ material mineral interests and rights (including any material claims, concessions, exploration licences, exploitation licences, prospecting permits, mining leases and mining rights, in each case, either existing under contract, by operation of Law or otherwise), including all such interests and rights relating to the Titribi Project (collectively, the “Sunward Mineral Rights”), are set out in Schedule 3.1(r)(i) of the Sunward Disclosure Letter. Other than the Sunward Properties and the Sunward Mineral Rights set out in Schedule 3.1(r)(i) of the Sunward Disclosure Letter, neither Sunward nor its subsidiaries, owns or has any interest in any material real property or any material mineral interests and rights.

(ii)

Sunward or one of its subsidiaries is the sole legal and beneficial owner of all right, title and interest in and to the Sunward Properties and the Sunward Mineral Rights, free and clear of any Liens (other than Permitted Liens).

(iii)	All of the Sunward Mineral Rights have been properly located and recorded in compliance with applicable Law and are comprised of valid and subsisting mineral claims.

(iv)

The Sunward Properties and the Sunward Mineral Rights are in good standing under applicable Law and, to the knowledge of Sunward, all work required to be performed and filed in respect thereof has been performed and filed, all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(v)	There is no material adverse claim against or challenge to the title to or ownership of the Sunward Properties or any of the Sunward Mineral Rights.

(vi)

Schedule 3.1(r) of the Sunward Disclosure Letter sets forth all interests in the Sunward Properties or any of the Sunward Mineral Rights, or the production or profits therefrom, or any royalty in respect thereof or any right to acquire any such interest, in each case held by any Person other than Sunward or its subsidiaries.

(vii)

There are no back-in rights, earn-in rights, rights of first refusal or similar provisions or rights which would affect Sunward’s or its subsidiary’s interest in the Sunward Properties or any of the Sunward Mineral Rights.

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(viii)

There are no material restrictions on the ability of Sunward and its subsidiaries to use, transfer or exploit the Sunward Properties or any of the Sunward Mineral Rights, except pursuant to applicable Law.

(ix)

Neither Sunward nor any of its subsidiaries has received any notice, whether written or oral, from any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or any Governmental Entity of any revocation or intention to revoke any interest of Sunward or any of its subsidiaries in any of the Sunward Properties or any of the Sunward Mineral Rights.

(x)

Sunward and/or its subsidiaries have all surface rights, including fee simple estates, leases, easements, rights of way and permits or licences from landowners, any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or Governmental Entities permitting the use of land by Sunward and/or its subsidiaries, and mineral interests that are required to undertake activities as presently contemplated on the Sunward Properties.

(xi)

All Contracts entered into by Sunward and/or its subsidiaries with any non- governmental organization, community, community group, aboriginal peoples or aboriginal group (“Sunward Aboriginal Contracts”), whether oral or written, are in full force and effect and Sunward and its subsidiaries have complied in all material respects with all terms of such Sunward Aboriginal Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no default or breach exists in respect thereof on the part of Sunward or any of its subsidiaries or, to the knowledge of Sunward, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the Sunward Aboriginal Contracts. As at the date hereof, neither Sunward nor any of its subsidiaries has received written notice that any party to a Sunward Aboriginal Contract intends to cancel, terminate or otherwise modify or not renew such Sunward Aboriginal Contract, and no such action has been threatened.

(s)

Contracts. Schedule 3.1(s) of the Sunward Disclosure Letter includes a complete and accurate list of all material Contracts to which Sunward or any of its subsidiaries is a party. All material Contracts are in full force and effect, and Sunward or its subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. Sunward has made available to NovaCopper for inspection true and completed copies of all material Contracts, and all such material Contracts have been provided to NovaCopper pursuant to its due diligence requests. All of the material Contracts are valid and binding obligations of Sunward or its subsidiaries, as the case may be, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. Sunward and its subsidiaries have complied in all material respects with all terms of such material Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no material default or breach exists in respect thereof on the part of Sunward or any of its subsidiaries or, to the knowledge of Sunward, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the material Contracts. As at the date hereof, neither Sunward nor any of its subsidiaries has received written notice that any party to a material Contract intends to cancel, terminate or otherwise modify or not renew such material Contract, and to the knowledge of Sunward, no such action has been threatened. Neither Sunward nor any of its subsidiaries is a party to any material Contract that contains any non-competition obligation or otherwise restricts in any material way the business of Sunward or any of its subsidiaries.

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(t)

Permits. Sunward and each of its subsidiaries has obtained and is in compliance with all Permits required by applicable Laws that are necessary to conduct its current business as it is now being conducted (which, for greater certainty, includes the exploration for mineral deposits), except where the failure to hold or comply with such Permits would not, individually or in the aggregate, have a Material Adverse Effect.

(u)

Environmental Matters. Except for any matters that, individually or in the aggregate would not have or would not reasonably be expected to have a Material Adverse Effect, each of Sunward and its subsidiaries and their respective businesses, operations, and properties:

(i)	is in material compliance with all Environmental Laws and all terms and conditions of all Environmental Permits;

(ii)	has not received any order, request or notice from any Person alleging a material violation of any Environmental Law;

(iii)

is not a party to any litigation or administrative proceeding, nor to the knowledge of Sunward is any litigation or administrative proceeding threatened against it or its property or assets, which in either case asserts or alleges that it violated any Environmental Laws, is required to clean up, remove or take remedial or other response action due to the Release of any Hazardous Substances, or is required to pay all or a portion of the cost of any past, present or future cleanup, removal or remedial or other response action which arises out of or is related to the Release of any Hazardous Substances;

(iv)

has no knowledge of any conditions existing currently which could reasonably be expected to subject it to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other response by it pursuant to applicable Environmental Laws;

(v)

is not subject to any judgment, decree, order or citation related to or arising out of applicable Environmental Law and has not been named or listed as a potentially responsible party by any Governmental Entity in a matter arising under any Environmental Laws; and

(vi)

is not involved in operations and does not know of any facts, circumstances or conditions, including any Release of any Hazardous Substance, that would reasonably be expected to result in any Environmental Liabilities.

(v)

Mineral Resources. The most recent estimates of indicated, measured and inferred mineral resources disclosed in the Sunward Public Disclosure Record have been prepared and disclosed in all material respects in accordance with NI 43-101. The information provided by Sunward to the Qualified Persons (as defined in NI 43-101) in connection with the preparation of such estimates was complete and accurate in all material respects at the time such information was furnished. No material mineral deposits are subject to illegal occupation. There are no material outstanding unresolved comments of any Securities Authorities in respect of Sunward’s disclosure in the Sunward Public Disclosure Record. There has been no material reduction in the aggregate amount of estimated mineral resources of Sunward and its subsidiaries, on a consolidated basis, from the amounts disclosed in the Sunward Public Disclosure Record.

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(w)	Regulatory.

(i)

Sunward and its subsidiaries have operated and are currently operating in material compliance with all applicable Laws, including all applicable rules, regulations, guidelines and policies of any Regulatory Authorities; and

(ii)

Sunward and its subsidiaries have operated and are currently operating their respective businesses in compliance with all licenses, permits, authorizations, approvals, registrations and consents of the Regulatory Authorities (the “Regulatory Authorizations”) in all material respects and have made all requisite material declarations and filings with the Regulatory Authorities. Sunward and its subsidiaries have not received any written notices or other correspondence from the Regulatory Authorities regarding any circumstances that have existed or currently exist which would lead to a loss, suspension, or modification of, or a refusal to issue, any material Regulatory Authorization relating to its activities which would reasonably be expected to restrict, curtail, limit or adversely affect the ability of Sunward or its subsidiaries to operate their respective businesses.

(x)	Employee Benefits.

(i)

Sunward and each of its subsidiaries has complied, in all material respects, with the terms of all agreements, health, welfare, supplemental unemployment benefit, bonus, incentive, profit sharing, deferred compensation, stock purchase, stock compensation, stock option, disability, pension or retirement plans and other employee compensation or benefit plans, policies, arrangements, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured which are maintained by or binding upon Sunward or such subsidiary or in respect of which Sunward or any of its subsidiaries has any actual or potential liability (collectively, the “Sunward Benefit Plans”) and with all applicable Laws and collective bargaining agreements relating thereto.

(ii)	Schedule 3.1(x) of the Sunward Disclosure Letter sets forth a complete list of the Sunward Benefit Plans.

(y)	Labour and Employment.

(i)

Schedule 3.1(y) of the Sunward Disclosure Letter sets forth a complete list of all employees of Sunward and its subsidiaries, together with their titles, service dates and material terms of employment, including current wages, salaries or hourly rate of pay, and bonus (whether monetary or otherwise). No such employee is on long-term disability leave, extended absence or worker’s compensation leave. All current assessments under applicable workers compensation legislation in relation to the employees listed in Schedule 3.1(y) of the Sunward Disclosure Letter have been paid or accrued by Sunward and its subsidiaries, as applicable, and Sunward and its subsidiaries are not subject to any special or penalty assessment under such legislation which has not been paid.

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(ii)

Except for those written employment contracts with employees of Sunward and any of its subsidiaries identified in Schedule 3.1(y) of the Sunward Disclosure Letter, there are no written contracts of employment entered into with any such employees. Except for those agreements or provisions described in Schedule 3.1(y) of the Sunward Disclosure Letter, no employee of Sunward or of any of its subsidiaries is party to a change of control, severance, termination, golden parachute or similar agreement or provision or would receive payments under such agreement or provision as a result of the Arrangement.

(iii)

Neither Sunward nor any subsidiary is party to any collective bargaining agreement, contract or legally binding commitment to any trade unions or employee organization or group. There are no threatened or apparent union organizing activities involving employees of Sunward or any of its subsidiaries, nor is Sunward or any of its subsidiaries currently negotiating any collective bargaining agreements.

(iv)

Schedule 3.1(y) of the Sunward Disclosure Letter sets forth a complete list of the consulting and third-party contractor agreements, including drilling contractors, between Sunward or any of its subsidiaries. There are no material defaults or violations by Sunward or any of its subsidiaries under any such agreements listed in Schedule 3.1(y) of the Sunward Disclosure Letter, and there are no material claims or proceedings, or to the knowledge of Sunward, threatened material claims or proceedings of any kind from any such third-party contractors.

(z)

Compliance with Laws. Sunward and its subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)

Absence of Cease Trade Orders. No order ceasing or suspending trading in the Sunward Shares (or any of them) or any other securities of Sunward is outstanding and no proceedings for this purpose have been instituted or, to the knowledge of Sunward, are pending, contemplated or threatened.

(bb)

Related Party Transactions. Other than as set out in Schedule 3.1(bb) to the Sunward Disclosure Letter, there are no Contracts or other transactions currently in place between Sunward or any of its subsidiaries and:

(i)	any officer or director of Sunward or any of its subsidiaries;

(ii)	any holder of record or beneficial owner of 10% or more of the Sunward Shares; and

(iii)	to the knowledge of Sunward, any affiliate or associate of any such officer, director, holder of record or beneficial owner.

(cc)

Expropriation. No part of the property or assets of Sunward or any of its subsidiaries has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given or commenced nor does Sunward or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

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(dd)	Registration Rights. No Sunward Shareholder has any right to compel Sunward to register or otherwise qualify the Sunward Shares (or any of them) for public sale or distribution.

(ee)

Rights of Other Persons. No Person has any right of first refusal or option to purchase or any other right of participation in any of the material properties or assets owned by Sunward or any of its subsidiaries, or any part thereof.

(ff)

Restrictions on Business Activities. There is no arbitral award, judgment, injunction, constitutional ruling, order or decree binding upon Sunward or any of its subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing any business practice of any of them, any acquisition or disposition of property by any of them, or the conduct of the business by any of them as currently conducted, which could reasonably be expected to have a Material Adverse Effect.

(gg)

Brokers. Except for Cormark Securities Inc. (the “Sunward Financial Advisor”), there is no investment banker, broker, finder or other financial intermediary that has been retained by or is authorized to act on behalf of any of Sunward or its subsidiaries who is entitled to any fee or commission from any of Sunward or its subsidiaries in connection with the transactions contemplated hereby or will have any ongoing commitment from Sunward or its subsidiaries after the Effective Time. Schedule 3.1(gg) of the Sunward Disclosure Letter sets forth all amounts payable to the Sunward Financial Advisor by Sunward or any of its subsidiaries in connection with the transactions contemplated hereby.

(hh)

Insurance. As of the date hereof, Sunward and its subsidiaries have such policies of insurance as are listed in Schedule 3.1(hh) of the Sunward Disclosure Letter. All insurance maintained by Sunward or any of its subsidiaries is in full force and effect and in good standing and neither Sunward nor any of its subsidiaries is in default, whether as to payment of premium or otherwise, under the terms of any such insurance nor has Sunward or any of its subsidiaries failed to give any notice or present any material claim under any such insurance in a due and timely fashion or received notice or otherwise become aware of any intent of an insurer to either claim any default on the part of Sunward or any of its subsidiaries or not to renew any policy of insurance on its expiry or to increase any deductible or cost, except where such failure or default or other event would not reasonably be expected to have a Material Adverse Effect.

(ii)

Corrupt Practices Legislation. None of Sunward, its subsidiaries or affiliates, nor to the knowledge of Sunward any of it, its subsidiaries or affiliates’ respective directors, officers or employees, or agents or other third party representatives when acting on Sunward or any of its subsidiaries or affiliates’ behalf, has:

(i)

violated any provision of Canada’s Corruption of Foreign Public Officials Act or any applicable provision of the United States’ Foreign Corrupt Practices Act or any applicable Law of similar effect (collectively, “Applicable Anti-Corruption Laws”);

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(ii)

on behalf of Sunward or any of its subsidiaries or affiliates, made or authorized any contribution, payment or promise to make payment of any money, gift, loan, reward, advantage, benefit or anything of value, directly or indirectly, to or for the benefit of a Government Official to influence any act or omission of any Government Official or Government Entity;

(iii)	used or is using any corporate funds for any direct or indirect illegal payments to any Government Officials; or

(iv)

to the knowledge of Sunward, been or is subject to any investigation by any governmental authority or regulatory agency regarding any actual, alleged or potential violation of, or failure to comply with, Applicable Anti-Corruption Laws.

To the knowledge of Sunward, none of Sunward or its subsidiaries or affiliates’ officers, directors, employees, agents, or other third party representatives are Government Officials.

(jj)

No Shareholder Rights Plan. As of the date hereof, there is no shareholder rights plan, “poison pill” antitakeover plan or similar device in effect to which Sunward or any of its subsidiaries is subject, party or otherwise bound.

(kk)

United States Securities Laws. Sunward (i) is not subject to the reporting requirements of Section 13(a) or 15(d) of the U.S. Exchange Act; (ii) is a “foreign private issuer” as defined in Rule 3b-4 under the U.S. Exchange Act; and (iii) is not an “investment company” as defined in the United States Investment Company Act of 1940, as amended.

3.2	Survival of Representations and Warranties

The representations and warranties of Sunward contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF NOVACOPPER

4.1	Representations and Warranties

NovaCopper hereby represents, and warrants to and in favour of Sunward as follows except to the extent that such representations and warranties are qualified by the NovaCopper Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made), and acknowledges that Sunward is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)

Board Approval. As of the date hereof, the NovaCopper Board, after consultation with its financial and legal advisors, has determined that the Plan of Arrangement is in the best interests of NovaCopper and has unanimously resolved to recommend to the NovaCopper Shareholders that they vote in favour of the Arrangement. The NovaCopper Board has approved the Arrangement pursuant to the Plan of Arrangement and the execution and performance of this Agreement.

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(b)

Organization and Qualification. NovaCopper and each of its subsidiaries is a corporation duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate or other power, authority and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. NovaCopper and each of its subsidiaries:

(i)

has all Permits necessary to conduct its business substantially as now conducted as disclosed in the NovaCopper Public Disclosure Record, except where the failure to hold such Permits would not individually or in the aggregate have a Material Adverse Effect; and

(ii)

is duly registered or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not individually or in the aggregate have a Material Adverse Effect.

(c)

Authority Relative to this Agreement. NovaCopper has the requisite corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by NovaCopper and the performance by NovaCopper of its obligations under this Agreement have been duly authorized by the NovaCopper Board and no other corporate proceedings on its part are necessary to authorize this Agreement or the Arrangement pursuant to the Plan of Arrangement other than the NovaCopper Shareholder Approval. This Agreement has been duly executed and delivered by NovaCopper and constitutes a legal, valid and binding obligation of NovaCopper, enforceable against NovaCopper in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other applicable Laws relating to or affecting rights of creditors generally and subject to the qualification that equitable remedies, including specific performance, are discretionary.

(d)

No Violation. The authorization, execution and delivery of this Agreement by NovaCopper, the completion of the transactions contemplated by this Agreement and the Arrangement pursuant to the Plan of Arrangement and the performance of NovaCopper’s obligations hereunder or thereunder in accordance with the terms hereof and thereof will not:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require, except in respect of the Key Third-Party Consents (which are the only consents, approvals and notices required from any third-party under any Contracts of NovaCopper or any of its subsidiaries in order for NovaCopper and its subsidiaries to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement and the Plan of Arrangement), any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or cause any indebtedness to come due before its stated maturity, or cause any credit commitment to cease to be available, or cause any payment or other obligation to be imposed on NovaCopper or any of its subsidiaries, under any of the terms, conditions or provisions of:

34

(A)	their respective articles, charters or by-laws or other comparable organizational documents; or

(B)

any Permit or material Contract to which NovaCopper or any of its subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which NovaCopper or any of its subsidiaries is bound; or

(ii)	subject to obtaining the Key Regulatory Approvals,

(A)

result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provisions of any Laws applicable to NovaCopper or any of its subsidiaries or any of their respective properties or assets; or

(B)	cause the suspension or revocation of any Permit currently in effect in regard of NovaCopper or any of its subsidiaries;

(except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or any consents (expressly excluding clause (i)(A), excluding the Key Third-Party Consents and Key Regulatory Approvals), approvals or notices which if not given or received, would not, individually or in the aggregate, reasonably be expected to have any Material Adverse Effect);

(iii)

give rise to any rights of first refusal or trigger any change in control provisions under any note, bond, mortgage, indenture, contract, license, franchise or Permit to which NovaCopper is a party; or

(iv)	result in the imposition of any Liens upon any assets of NovaCopper or any of its subsidiaries.

(e)

Capitalization. The authorized share capital of NovaCopper consists of an unlimited number of NovaCopper Shares. As of the close of business on April 22, 2015, there are issued and outstanding 60,633,701 NovaCopper Shares. As of the close of business on April 22, 2015, an aggregate of 3,161,666 NovaCopper Shares are issuable upon the exercise of 3,161,666 options to purchase NovaCopper Shares (“NovaCopper Options”), an aggregate of 6,521,740 NovaCopper Shares are issuable upon exercise of 6,521,740 warrants to purchase NovaCopper Shares (“NovaCopper Warrants”), an aggregate of nil NovaCopper Shares are issuable upon vesting of restricted share units (“NovaCopper RSUs”) outstanding, an aggregate of 912,410 NovaCopper Shares are issuable upon vesting of the 912,410 deferred share units (“NovaCopper DSUs”) outstanding, an aggregate of 546,771 NovaCopper Shares are issuable upon exercise of the 3,280,626 NovaGold arrangement options (“NovaGold Arrangement Options”) outstanding and an aggregate of 3,447 NovaCopper Shares are issuable upon vesting of the 20,686 NovaGold DSUs (“NovaGold DSUs”) outstanding. There are no options (other than the NovaCopper Options and NovaGold Arrangement Options), warrants (other than the NovaCopper Warrants), conversion privileges or other rights, shareholder rights plans, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by NovaCopper of any securities of NovaCopper (including NovaCopper Shares), or any securities (other than the NovaCopper RSUs, NovaCopper DSUs or NovaGold DSUs,) or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of NovaCopper (including NovaCopper Shares) or of any subsidiary of NovaCopper. Other than the NovaCopper Shares, NovaCopper Options, NovaCopper Warrants, NovaCopper RSUs, NovaCopper DSUs, NovaGold DSUs and NovaGold Arrangement Options, there are no securities of NovaCopper outstanding. All outstanding NovaCopper Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all NovaCopper Shares issuable upon the exercise of NovaCopper Options, NovaGold Arrangement Options or NovaCopper Warrants or upon vesting of the NovaGold DSUs, NovaCopper RSUs or NovaCopper DSUs, in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights. All securities of NovaCopper (including the NovaCopper Shares, NovaCopper Options, NovaGold Arrangement Options, NovaCopper Warrants, NovaGold DSUs, NovaCopper RSUs and NovaCopper DSUs,) have been issued in compliance with all applicable Laws. Other than the NovaCopper Shares, NovaCopper Options, NovaGold Arrangement Options, NovaCopper Warrants, NovaGold DSUs, NovaCopper RSUs and NovaCopper DSUs, there are no securities of NovaCopper or of any of its subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the NovaCopper Shareholders on any matter. There are no outstanding contractual or other obligations of NovaCopper or any subsidiary to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any of its outstanding securities. There are no outstanding bonds, debentures or other evidences of indebtedness of NovaCopper or any of its subsidiaries having the right to vote with the holders of the outstanding NovaCopper Shares on any matters.

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(f)

Reporting Status and Securities Laws Matters. NovaCopper is a “reporting issuer” and not on the list of reporting issuers in default under applicable Canadian provincial Securities Laws in each of the provinces of Canada. No delisting, suspension of trading in or cease trading order with respect to any securities of NovaCopper and, to the knowledge of NovaCopper, no inquiry or investigation (formal or informal) of any Securities Authority or the SEC, is in effect or ongoing or, to the knowledge of NovaCopper, expected to be implemented or undertaken.

(g)

United States Securities Laws. NovaCopper (i) is subject to the reporting requirements of Section 13(a) or 15(d) of the U.S. Exchange Act; (ii) is not a “foreign private issuer” as defined in Rule 3b-4 under the U.S. Exchange Act; and (iii) is not an “investment company” as defined in the United States Investment Company Act of 1940, as amended.

(h)

Ownership of subsidiaries. Schedule 4.1(h) of the NovaCopper Disclosure Letter includes complete and accurate lists of all subsidiaries owned, directly or indirectly, by NovaCopper, each of which is wholly-owned other than as disclosed in Schedule 4.1(h) of the NovaCopper Disclosure Letter. All of the issued and outstanding shares of capital stock and other ownership interests in the subsidiaries of NovaCopper are duly authorized, validly issued, fully paid and non-assessable, and all such shares and other ownership interests held directly or indirectly by NovaCopper are legally and beneficially owned free and clear of all Liens, and there are no outstanding options, warrants, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares of capital stock or other ownership interests in or material assets or properties of any of the subsidiaries of NovaCopper, except as disclosed in Schedule 4.1(h) of the NovaCopper Disclosure Letter. There are no contracts, commitments, agreements, understandings, arrangements or restrictions which require any subsidiaries of NovaCopper to issue, sell or deliver any shares in its share capital or other ownership interests, or any securities or obligations convertible into or exchangeable for, any shares of its share capital or other ownership interests. Except as otherwise disclosed in Schedule 4.1(h) of the NovaCopper Disclosure Letter there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third-party the right to acquire any shares or other ownership interests in any subsidiaries of NovaCopper.

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(i)

Public Filings. NovaCopper has filed all documents required to be filed by it in accordance with applicable Securities Laws in Canada and the U.S. Exchange Act. NovaCopper has filed all necessary documents and information required to be filed with the Securities Authorities and the TSX and the NYSEMKT. All such documents and information comprising the NovaCopper Public Disclosure Record, as of their respective dates (and the dates of any amendments thereto):

(i)

did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)

complied in all material respects with the requirements of applicable Securities Laws in Canada and the U.S. Exchange Act, and any amendments to the NovaCopper Public Disclosure Record required to be made have been filed on a timely basis with the Securities Authorities or the TSX. NovaCopper has not filed any confidential material change report with any Securities Authorities that at the date of this Agreement remains confidential.

(j)

NovaCopper Financial Statements. NovaCopper’s audited financial statements as at and for the fiscal years ended November 30, 2014 and 2013, the unaudited financial statements as at and for the three months ended February 28, 2015 and 2014 and NovaCopper’s MD&A for the corresponding periods (collectively, the “NovaCopper Financial Statements”) were prepared in accordance with U.S. GAAP consistently applied (except as otherwise indicated in such financial statements and the notes thereto or in the related report of NovaCopper’s independent auditors, and except that the unaudited NovaCopper Financial Statements may not contain footnotes and are subject to normal year-end adjustments, none of which individually or in the aggregate will be material in nature or amount) and fairly present in all material respects the consolidated financial position, results of operations and changes in financial position of NovaCopper and its subsidiaries as of the dates thereof and for the periods indicated therein and reflect reserves required by U.S. GAAP in respect of all material contingent liabilities, if any, of NovaCopper and its subsidiaries on a consolidated basis. There has been no material change in NovaCopper’s accounting policies, except as described in the notes to the NovaCopper Financial Statements, since November 30, 2014.

(k)

Internal Controls and Financial Reporting. NovaCopper has designed and implemented disclosure controls and procedures to provide reasonable assurance that material information relating to NovaCopper, including its consolidated subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of NovaCopper by others within those entities, as appropriate to allow timely decisions regarding required disclosure, particularly during the periods in which filings are being prepared. NovaCopper has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date hereof, to NovaCopper’s auditors and the audit committee of the NovaCopper Board:

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(i)

any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect NovaCopper’s ability to record, process, summarize and report financial information and has identified for NovaCopper’s auditors and the NovaCopper Board any material weaknesses in internal control over financial reporting; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in NovaCopper’s internal control over financial reporting.

To the knowledge of NovaCopper, as at November 30, 2014, there were no material weaknesses or significant deficiencies in such internal controls and as of the date hereof, nothing has come to the attention of NovaCopper that has caused NovaCopper to believe that there are any material weaknesses or significant deficiencies in such internal controls.

(l)	Books and Records. The financial books, records and accounts of NovaCopper and its subsidiaries (during the period of time when owned by NovaCopper), in all material respects:

(i)

have been maintained in accordance with good business practices and in accordance with U.S. GAAP and with the accounting principles generally accepted in the country of domicile of each such entity, on a basis consistent with prior years;

(ii)	in each case are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of NovaCopper and its subsidiaries; and

(iii)	accurately and fairly reflect the basis for the NovaCopper Financial Statements.

(m)

Minute Books. The minute books of each of NovaCopper and its subsidiaries, which have been provided to Sunward prior to the date hereof, are true and correct in all material respects, and contain the minutes of all meetings of the boards of directors, committees of the boards and shareholders and all resolutions passed by the boards of directors, committees of the boards and the shareholders.

(n)

No Undisclosed Liabilities. NovaCopper and its subsidiaries have no outstanding indebtedness or liabilities and none is a party to or bound by any surety-ship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the obligations, liabilities or indebtedness of any Person, other than those specifically identified in the NovaCopper Public Disclosure Record or incurred in the ordinary course of business since November 30, 2014.

(o)

No Material Change. Since November 30, 2014, there has been no material change in respect of NovaCopper and its subsidiaries taken as a whole, and the debt, business and material property of NovaCopper and its subsidiaries conform in all respects to the description thereof contained in the NovaCopper Public Disclosure Record, and there has been no dividend or distribution of any kind declared, paid or made by NovaCopper on any NovaCopper Shares.

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(p)

Litigation. There are no material claims, actions, suits, grievances, complaints or proceedings pending or, to the knowledge of NovaCopper, threatened affecting NovaCopper or any of its subsidiaries or affecting any of their respective property or assets at law or in equity before or by any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or any Governmental Entity, including matters arising under Environmental Laws. Neither NovaCopper nor any of its subsidiaries nor their respective assets or properties is subject to any outstanding material judgment, order, writ, injunction or decree.

(q)	Taxes.

(i)

NovaCopper and each of its subsidiaries has duly and timely filed all Returns required to be filed by it prior to the date hereof, other than those which have been administratively waived, and all such Returns are complete and correct in all material respects.

(ii)

NovaCopper and each of its subsidiaries has paid on a timely basis all Taxes which are due and payable, all assessments and reassessments, other than those which are being or have been contested in good faith and in respect of which reserves have been provided in the most recently published NovaCopper Financial Statements.

(iii)

Except as provided for in the NovaCopper Financial Statements, no material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of NovaCopper or any of its subsidiaries, and neither NovaCopper nor any of its subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of NovaCopper, threatened against NovaCopper or any of its subsidiaries or any of their respective assets, that would reasonably be expected to have a Material Adverse Effect.

(iv)

No claim has been made by any Governmental Entity in a jurisdiction where NovaCopper or any of its subsidiaries does not file Returns that NovaCopper or any of its subsidiaries is or may be subject to Tax by that jurisdiction.

(v)

There are no Liens for unpaid Taxes (other than in respect of Taxes not yet due and payable and for which adequate accruals or reserves have been established in accordance with U.S. GAAP) upon any of the assets of NovaCopper or any of its subsidiaries.

(vi)

NovaCopper and each of its subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Entity when required by Law to do so, except where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Effect.

(vii)

There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from NovaCopper or any of its subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

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(viii)

NovaCopper and each of its subsidiaries have given to Sunward true, correct and complete copies of all their income and capital tax returns and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired, and there are no material omissions in the foregoing.

(ix)	The NovaCopper Shares are listed on a “recognized stock exchange” as defined by the Tax Act.

(x)	For the purposes of the Tax Act and any other relevant Tax purposes:

(A)	NovaCopper is resident in Canada; and

(B)	each subsidiary of NovaCopper is resident in the jurisdiction in which it is formed and is not resident in nor has a permanent establishment for tax purposes in any other country.

(r)	Interest in Properties and Mineral Rights.

(i)

NovaCopper or one of its subsidiaries is the sole legal and beneficial owner of all right, title and interest in and to NovaCopper’s and its subsidiaries’ material real properties including all real Property relating to the Upper Kobuk Mineral Projects (collectively, the “NovaCopper Properties”) and NovaCopper’s and its subsidiaries’ material mineral interests and rights (including any material claims, concessions, exploration licences, exploitation licences, prospecting permits, mining leases and mining rights, in each case, either existing under contract, by operation of Law or otherwise) (collectively, the “NovaCopper Mineral Rights”), in each case free and clear of any Liens (other than Permitted Liens). All of the NovaCopper Properties and the NovaCopper Mineral Rights are set out in Schedule 4.1(r)(i) of the NovaCopper Disclosure Letter, and neither NovaCopper nor its subsidiaries owns or has any interest in any other material real property or any material mineral interests and rights.

(ii)	All of the NovaCopper Mineral Rights have been properly located and recorded in compliance with applicable Law and are comprised of valid and subsisting mineral claims.

(iii)

The NovaCopper Properties and the NovaCopper Mineral Rights are in good standing under applicable Law and, to the knowledge of NovaCopper, all work required to be performed and filed in respect thereof has been performed and filed, all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(iv)	There is no material adverse claim against or challenge to the title to or ownership of the NovaCopper Properties or any of the NovaCopper Mineral Rights.

(v)

No Person other than NovaCopper or its subsidiaries has any interest in the NovaCopper Properties or any of the NovaCopper Mineral Rights or the production or profits therefrom or any royalty in respect thereof or any right to acquire any such interest.

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(vi)

There are no back-in rights, earn-in rights, rights of first refusal or similar provisions or rights which would affect NovaCopper’s or its subsidiary’s interest in the NovaCopper Properties or any of the NovaCopper Mineral Rights.

(vii)

There are no material restrictions on the ability of NovaCopper and its subsidiaries to use, transfer or exploit the NovaCopper Properties or any of the NovaCopper Mineral Rights, except pursuant to applicable Law.

(viii)

Neither NovaCopper nor any of its subsidiaries has received any notice, whether written or oral, from any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or any Governmental Entity of any revocation or intention to revoke any interest of NovaCopper or any of its subsidiaries in any of the NovaCopper Properties or any of the NovaCopper Mineral Rights.

(ix)

NovaCopper and/or its subsidiaries have all surface rights, including fee simple estates, leases, easements, rights of way and permits or licences from landowners, any non-governmental organization, community, community group, aboriginal peoples or aboriginal group or Governmental Entities permitting the use of land by NovaCopper and/or its subsidiaries, and mineral interests that are required to undertake activities as presently contemplated on the NovaCopper Properties.

(x)

All Contracts entered into by NovaCopper and/or its subsidiaries with any Alaskan Native corporation, non-governmental organization, community, community group, aboriginal peoples or aboriginal group (“NovaCopper Aboriginal Contracts”), whether oral or written, are in full force and effect and NovaCopper and its subsidiaries have complied in all material respects with all terms of such NovaCopper Aboriginal Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no material default or breach exists in respect thereof on the part of NovaCopper or any of its subsidiaries or, to the knowledge of NovaCopper, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the NovaCopper Aboriginal Contracts. As at the date hereof, neither NovaCopper nor any of its subsidiaries has received written notice that any party to a NovaCopper Aboriginal Contract intends to cancel, terminate or otherwise modify or not renew such NovaCopper Aboriginal Contract, and to the knowledge of NovaCopper, no such action has been threatened. Neither NovaCopper nor any of its subsidiaries is a party to any material Contract that contains any non-competition obligation or otherwise restricts in any material way the business of NovaCopper or any of its subsidiaries.

(s)

Contracts. All material Contracts to which NovaCopper or any of its subsidiaries are a party are in full force and effect, and NovaCopper or its subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. NovaCopper has made available to Sunward for inspection true and completed copies of all material Contracts, and all such material Contracts have been provided to Sunward pursuant to its due diligence requests. All of the material Contracts are valid and binding obligations of NovaCopper or its subsidiaries, as the case may be, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. NovaCopper and its subsidiaries have complied in all material respects with all terms of such material Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no material default or breach exists in respect thereof on the part of NovaCopper or any of its subsidiaries or, to the knowledge of NovaCopper, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the material Contracts. As at the date hereof, neither NovaCopper nor any of its subsidiaries has received written notice that any party to a material Contract intends to cancel, terminate or otherwise modify or not renew such material Contract, and to the knowledge of NovaCopper, no such action has been threatened.

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(t)

Permits. NovaCopper and each of its subsidiaries has obtained and is in compliance with all Permits required by applicable Laws that are necessary to conduct its current business as it is now being conducted, except where the failure to hold or comply with such Permits would not, individually or in the aggregate, have a Material Adverse Effect.

(u)

Environmental Matters. Except for any matters that, individually or in the aggregate would not have or would not reasonably be expected to have a Material Adverse Effect, each of NovaCopper and its subsidiaries and their respective businesses, operations, and properties:

(i)	is in material compliance with all Environmental Laws and all terms and conditions of all Environmental Permits;

(ii)	has not received any order, request or notice from any Person alleging a material violation of any Environmental Law;

(iii)

is not a party to any litigation or administrative proceeding, nor to the knowledge of NovaCopper is any litigation or administrative proceeding threatened against it or its property or assets, which in either case asserts or alleges that it violated any Environmental Laws, is required to clean up, remove or take remedial or other response action due to the Release of any Hazardous Substances, or is required to pay all or a portion of the cost of any past, present or future cleanup, removal or remedial or other response action which arises out of or is related to the Release of any Hazardous Substances;

(iv)

has no knowledge of any conditions existing currently which could reasonably be expected to subject it to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other response by it pursuant to applicable Environmental Laws;

(v)

is not subject to any judgment, decree, order or citation related to or arising out of applicable Environmental Law and has not been named or listed as a potentially responsible party by any Governmental Entity in a matter arising under any Environmental Laws; and

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(vi)

is not involved in operations and does not know of any facts, circumstances or conditions, including any Release of any Hazardous Substance, that would reasonably be expected to result in any Environmental Liabilities.

(v)

Mineral Resources. The most recent estimates of indicated, measured and inferred mineral resources disclosed in the NovaCopper Public Disclosure Record have been prepared and disclosed in all material respects in accordance with NI 43-101. The information provided by NovaCopper to the Qualified Persons (as defined in NI 43-101) in connection with the preparation of such estimates was complete and accurate in all material respects at the time such information was furnished. No material mineral deposits are subject to illegal occupation. There are no material outstanding unresolved comments of any Securities Authorities in respect of NovaCopper’s disclosure in the NovaCopper Public Disclosure Record. There has been no material reduction in the aggregate amount of estimated mineral reserves and mineral resources of NovaCopper and its subsidiaries, on a consolidated basis, from the amounts disclosed in the NovaCopper Public Disclosure Record, other than as a result of (A) mining operations conducted in the ordinary course of business of NovaCopper and (B) the conversion of mineral resources to mineral reserves.

(w)	Regulatory.

(i)

NovaCopper and its subsidiaries have operated and are currently operating in material compliance with all applicable Laws, including all applicable rules, regulations, guidelines and policies of any Regulatory Authorities; and

(ii)

NovaCopper and its subsidiaries have operated and are currently operating their respective businesses in compliance with all Regulatory Authorizations in all material respects and have made all requisite material declarations and filings with the Regulatory Authorities. NovaCopper and its subsidiaries have not received any written notices or other correspondence from the Regulatory Authorities regarding any circumstances that have existed or currently exist which would lead to a loss, suspension, or modification of, or a refusal to issue, any material Regulatory Authorization relating to its activities which would reasonably be expected to restrict, curtail, limit or adversely affect the ability of NovaCopper or its subsidiaries to operate their respective businesses.

(x)

Employment Matters. NovaCopper and each of its subsidiaries has complied, in all material respects, with the terms of all agreements, health, welfare, supplemental unemployment benefit, bonus, incentive, profit sharing, deferred compensation, stock purchase, stock compensation, stock option, disability, pension or retirement plans and other employee compensation or benefit plans, policies, arrangements, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured which are maintained by or binding upon NovaCopper or such subsidiary or in respect of which NovaCopper or any of its subsidiaries has any actual or potential liability and with all applicable Laws and collective bargaining agreements relating thereto.

Except for those agreements or provisions described in Schedule 4.1(x) of the NovaCopper Disclosure Letter, no employee, director or officer of NovaCopper or of any of its subsidiaries is party to a change of control, severance, termination, golden parachute or similar agreement or provision or would receive payments under such agreement or provision as a result of the Arrangement.

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Neither NovaCopper nor any subsidiary is party to any collective bargaining agreement, contract or legally binding commitment to any trade unions or employee organization or group. There are no threatened or apparent union organizing activities involving employees of NovaCopper or any of its subsidiaries, nor is NovaCopper or any of its subsidiaries currently negotiating any collective bargaining agreements.

(y)

Compliance with Laws. NovaCopper and its subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

(z)

Absence of Cease Trade Orders. No order ceasing or suspending trading in the NovaCopper Shares (or any of them) or any other securities of NovaCopper is outstanding and no proceedings for this purpose have been instituted or, to the knowledge of NovaCopper, are pending, contemplated or threatened.

(aa)

Related Party Transactions. Except as disclosed in Schedule 4.1(aa) of the NovaCopper Disclosure Letter or as expressly contemplated by this Agreement, there are no Contracts or other transactions currently in place between NovaCopper or any of its subsidiaries and:

(i)	any officer or director of NovaCopper or any of its subsidiaries;

(ii)	any holder of record or beneficial owner of 10% or more of the NovaCopper Shares; and

(iii)	to the knowledge of NovaCopper, any affiliate or associate of any such officer, director, holder of record or beneficial owner.

(bb)

Expropriation. No part of the property or assets of NovaCopper or any of its subsidiaries has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given or commenced nor does NovaCopper or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

(cc)	Registration Rights. No NovaCopper Shareholder has any right to compel NovaCopper to register or otherwise qualify the NovaCopper Shares (or any of them) for public sale or distribution.

(dd)

Rights of Other Persons. No Person has any right of first refusal or option to purchase or any other right of participation in any of the material properties or assets owned by NovaCopper or any of its subsidiaries, or any part thereof.

(ee)

Restrictions on Business Activities. There is no arbitral award, judgment, injunction, constitutional ruling, order or decree binding upon NovaCopper or any of its subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing any business practice of any of them, any acquisition or disposition of property by any of them, or the conduct of the business by any of them as currently conducted, which could reasonably be expected to have a Material Adverse Effect.

(ff)

Brokers. Except for Haywood Securities Inc. there is no investment banker, broker, finder or other financial intermediary that has been retained by or is authorized to act on behalf of any of NovaCopper or its subsidiaries who is entitled to any fee or commission from any of NovaCopper or its subsidiaries in connection with the transactions contemplated hereby or will have any ongoing commitment from NovaCopper or its subsidiaries after the Effective Time.

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(gg)

Insurance. All insurance maintained by NovaCopper or any of its subsidiaries is in full force and effect and in good standing and neither NovaCopper nor any of its subsidiaries is in default, whether as to payment of premium or otherwise, under the terms of any such insurance nor has NovaCopper or any of its subsidiaries failed to give any notice or present any material claim under any such insurance in a due and timely fashion or received notice or otherwise become aware of any intent of an insurer to either claim any default on the part of NovaCopper or any of its subsidiaries or not to renew any policy of insurance on its expiry or to increase any deductible or cost, except where such failure or default or other event would not reasonably be expected to have a Material Adverse Effect.

(hh)

Corrupt Practices Legislation. Except as disclosed in Schedule 4.1(hh) to the NovaCopper Disclosure Letter, none of NovaCopper, its subsidiaries or affiliates, nor to the knowledge of NovaCopper any of it, its subsidiaries or affiliates’ respective directors, officers or employees, or agents or other third party representatives when acting on NovaCopper or any of its subsidiaries or affiliates’ behalf, has:

(i)	violated any provision of Applicable Anti-Corruption Laws;

(ii)

on behalf of NovaCopper or any of its subsidiaries or affiliates, made or authorized any contribution, payment or promise to make payment of any money, gift, loan, reward, advantage, benefit or anything of value, directly or indirectly, to or for the benefit of a Government Official to influence any act or omission of any Government Official or Government Entity;

(iii)	used or is using any corporate funds for any direct or indirect illegal payments to any Government Officials; or

(iv)

to the knowledge of NovaCopper, been or is subject to any investigation by any governmental authority or regulatory agency regarding any actual, alleged or potential violation of, or failure to comply with, Applicable Anti-Corruption Laws.

To the knowledge of NovaCopper, none of NovaCopper or its subsidiaries or affiliates’ officers, directors, employees, agents, or other third party representatives are Government Officials.

(ii)

No Shareholder Rights Plan. As of the date hereof, there is no shareholder rights plan, "poison pill" antitakeover plan or similar device in effect to which NovaCopper or any of its subsidiaries is subject, party or otherwise bound.

4.2	Survival of Representations and Warranties

The representations and warranties of NovaCopper contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

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ARTICLE 5
COVENANTS

5.1	Covenants of Sunward Regarding the Conduct of Business

From the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required by applicable Laws, consented to by NovaCopper in writing, or otherwise expressly contemplated or permitted by this Agreement, Sunward shall, and shall cause each of its subsidiaries to, conduct the business of Sunward and its subsidiaries, taken as a whole, in the ordinary course consistent with past practice and, to the extent consistent therewith, use its (and cause each of its subsidiaries to use its) reasonable best efforts to (i) preserve intact the present business organization of each of Sunward and its subsidiaries, (ii) maintain in effect all material Permits of each of Sunward and its subsidiaries, (iii) keep available the services of present officers, key employees and key consultants of each of Sunward and its subsidiaries, (iv) comply in all material respects with the terms of each material Contract to which Sunward or any of its subsidiaries is a party, and (v) preserve intact the material relationships of each of Sunward and its subsidiaries with suppliers, distributors and employees. Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required by applicable Law or otherwise expressly contemplated or permitted by this Agreement, Sunward shall not, nor shall it permit any of its subsidiaries to, directly or indirectly, without the prior written consent of NovaCopper (which consent shall not be unreasonably withheld or delayed):

(a)	take any action except in the ordinary course of business of Sunward and its subsidiaries;

(b)

amend its notice of articles, articles, charter, by-laws or other comparable organizational documents or split, combine, reclassify or create a new class of any shares in the capital of Sunward or any of its subsidiaries, or declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of the Sunward Shares or any other securities of Sunward or any of its subsidiaries;

(c)

offer, issue, grant, deliver, sell or pledge, or agree to offer, issue, grant, deliver, sell or pledge, any shares or other securities of Sunward or its subsidiaries, or any Sunward Options, Sunward DSUs or any other securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares or other securities of Sunward or its subsidiaries, other than:

(i)	the issuance of Sunward Shares issuable pursuant to the terms of the outstanding Sunward Options, and

(ii)	the issuance of Sunward DSUs pursuant to prior elections as described in Schedule 5.1(c)(iii) of the Sunward Disclosure Letter;

(d)	redeem, purchase or otherwise acquire, or offer or agree to redeem, purchase or otherwise acquire, any outstanding securities of Sunward or any of its subsidiaries,

(e)	adopt a plan of liquidation or dissolution providing for the liquidation or dissolution of Sunward or any of its subsidiaries;

(f)	amend its accounting policies or adopt new accounting policies, in each case except as required in accordance with IFRS;

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(g)

make or amend any Tax election, change any method of Tax accounting, settle or compromise any Tax liability, file any material amended Return, surrender any right to claim a material Tax refund, or consent to the extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(h)	except as set forth in Schedule 5.1(h) of the Sunward Disclosure Letter,

(i)

sell, pledge, hypothecate, lease, license, sell and lease back, mortgage, dispose of or encumber or otherwise transfer, any assets, securities, properties, interests or businesses of Sunward or any of its subsidiaries for an amount greater than $50,000 in the aggregate;

(ii)

acquire (by merger, amalgamation, consolidation or acquisition of shares or assets or otherwise), directly or indirectly, any assets, securities, properties, interests, businesses, corporation, partnership or other business organization or division thereof, or make any investment either by the purchase of securities, contributions of capital, property transfer, or purchase or agree to purchase of any other property or assets of any other Person, for an amount greater than $50,000 in the aggregate;

(iii)

except in the ordinary course of business consistent with past practice, incur, create, assume or otherwise become liable for, any indebtedness for borrowed money or any other liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person, or make any loans, capital contributions, investments or advances;

(iv)	pay, discharge or satisfy any material claims, liabilities or obligations for an amount greater than $50,000;

(v)	waive, release, grant or transfer any rights of material value; or

(vi)	authorize or propose any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(i)	other than as is necessary to comply with the Plan of Arrangement or existing Contracts, or pursuant to prior elections under the Sunward DSU Plan:

(i)	grant to any officer, employee, consultant or director of Sunward or any of its subsidiaries an increase in compensation in any form, or grant any general salary increase;

(ii)	make any loan to any officer, employee, consultant or director of Sunward or any of its subsidiaries;

(iii)

take any action with respect to the grant of any severance, change of control, bonus or termination pay to, or enter into any employment agreement, deferred compensation or other similar agreement (or amend such existing agreement) with, or hire or terminate employment (except for just cause) of, any officer, employee, consultant or director of Sunward or any of its subsidiaries;

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(iv)

increase any benefits payable under any existing severance or termination pay policies or employment agreements, or adopt or materially amend or make any contribution to any Sunward Benefit Plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors, officers, consultants or employees or former directors, officers, consultants or employees of Sunward or any of its subsidiaries;

(v)	increase compensation, bonus levels or other benefits payable to any director, officer, consultant or employee of Sunward or any of its subsidiaries;

(vi)

provide for accelerated vesting, removal of restrictions or an exercise of any stock based or stock related awards (including stock options, stock appreciation rights, deferred share units, performance units and restricted share awards) upon a change of control; or

(vii)	establish, adopt or amend (except as required by applicable Law) any collective bargaining agreement or similar agreement;

(j)

settle, pay, discharge, satisfy, compromise, waive, assign or release any action, claim or proceeding brought against Sunward and/or any of its subsidiaries or any action, claim or proceeding brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Plan of Arrangement for an amount that exceeds $50,000 in the aggregate;

(k)

enter into any agreement or arrangement that limits or otherwise restricts in any material respect Sunward or any of its subsidiaries or any successor thereto, or that would, after the Effective Time, limit or restrict in any material respect Sunward or any of its subsidiaries, from competing in any manner;

(l)	waive, release or assign any material rights, claims or benefits of Sunward or any of its subsidiaries;

(m)

except as expressly contemplated by this Agreement, enter into any agreement that, if entered into prior to the date hereof, would be a material Contract or modify, amend in any material respect, transfer or terminate any material Contract, or waive, release or assign any material rights or claims thereto or thereunder;

(n)

take any action or fail to take any action, which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of rights under, any material Permits necessary to conduct the business of Sunward and its subsidiaries as now conducted, or fail to prosecute with commercially reasonable due diligence any pending applications to any Governmental Entities for regulatory approvals;

(o)

take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Sunward to consummate the Arrangement or the other transactions contemplated by this Agreement; or

(p)	agree, resolve or commit to do any of the foregoing.

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5.2	Covenants of Sunward Relating to the Arrangement

Sunward shall, and shall cause its subsidiaries to, perform all obligations required to be performed by Sunward or any of its subsidiaries under this Agreement, co-operate with NovaCopper in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing or the obligations in Section 2.5, Sunward shall and, where applicable, shall cause its subsidiaries to:

(a)	use commercially reasonable efforts to obtain and assist NovaCopper in obtaining all required Key Regulatory Approvals;

(b)

use commercially reasonable efforts to obtain as soon as practicable following execution of this Agreement all third party consents, approvals and notices required under any material Contracts to which Sunward or any of its subsidiaries is a party, and all Key Third Party Consents;

(c)

defend all lawsuits or other legal, regulatory or other proceedings against Sunward challenging or affecting this Agreement or the consummation of the transactions contemplated hereby; provided that NovaCopper may, at its option and expense, direct the joint defence of NovaCopper and Sunward in respect of any such legal, regulatory or other proceedings;

(d)	provide such assistance as may be reasonably requested by NovaCopper for the purposes of completing the NovaCopper Meeting;

(e)

subject to applicable Law, make available and cause to be made available to NovaCopper, and its agents and advisors, information reasonably requested by NovaCopper for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of NovaCopper and Sunward following completion of the Arrangement and confirming the representations and warranties of Sunward set out in Section 3.1;

(f)	use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order;

(g)

subject to obtaining confirmation that insurance coverage is maintained as contemplated in Section 7.6, and provided that the Effective Date has occurred, Sunward will use its commercially reasonable efforts to obtain and deliver to NovaCopper at the Effective Time duly executed and legally binding resignations, effective as of the Effective Date, of each director and officer of Sunward and its subsidiaries as NovaCopper may reasonably require, together with corresponding releases in favour of Sunward and its subsidiaries, as applicable, each in form and substance satisfactory to NovaCopper, acting reasonably;

(h)

deliver to each director and officer who delivers a resignation under Section 5.2(g), a release in favour of such resigning director or officer, each in form and substance satisfactory to NovaCopper, acting reasonably; and

(i)

vote any and all NovaCopper Shares held by it on the record date for the NovaCopper Meeting in favour of the issuance of the Consideration Shares, the DSU Shares and the reservation for issuance of the Option Shares.

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5.3	Covenants of NovaCopper Regarding the Conduct of Business

From the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required by applicable Laws, consented to by Sunward in writing, or otherwise expressly contemplated or permitted by this Agreement, NovaCopper shall, and shall cause each of its subsidiaries to, conduct the business of NovaCopper and its subsidiaries, taken as a whole, in the ordinary course consistent with past practice and, to the extent consistent therewith, use its (and cause each of its subsidiaries to use its) reasonable best efforts to (i) preserve intact the present business organization of each of NovaCopper and its subsidiaries, (ii) maintain in effect all material Permits of each of NovaCopper and its subsidiaries, (iii) keep available the services of present officers, key employees and key consultants of each of NovaCopper and its subsidiaries, (iv) comply in all material respects with the terms of each material Contract to which NovaCopper or any of its subsidiaries is a party, and (v) preserve intact the material relationships of each of NovaCopper and its subsidiaries with suppliers and distributors. Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required by applicable Law or otherwise expressly contemplated or permitted by this Agreement, NovaCopper shall not, nor shall it permit any of its subsidiaries to, directly or indirectly, without the prior written consent of NovaCopper (which consent shall not be unreasonably withheld or delayed):

(a)

amend its notice of articles, articles, charter, by-laws or other comparable organizational documents to split, combine, reclassify or create a new class of any shares in the capital of NovaCopper or any of its subsidiaries;

(b)	adopt a plan of liquidation or dissolution providing for the liquidation or dissolution of Sunward or any of its subsidiaries;

(c)

take any action or fail to take any action, which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of rights under, any material Permits necessary to conduct the business of NovaCopper and its subsidiaries as now conducted, or fail to prosecute with commercially reasonable due diligence any pending applications to any Governmental Entities for regulatory approvals;

(d)

take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of NovaCopper to consummate the Arrangement or the other transactions contemplated by this Agreement; or

(e)	agree, resolve or commit to do any of the foregoing.

5.4	Covenants of NovaCopper Relating to the Arrangement

NovaCopper shall, and shall cause its subsidiaries to, perform all obligations required to be performed by NovaCopper or any of its subsidiaries under this Agreement, co-operate with Sunward in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing or the obligations in Section 2.5, NovaCopper shall and, where applicable, shall cause its subsidiaries to:

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(a)

use commercially reasonable efforts to obtain and assist Sunward in obtaining all required Key Regulatory Approvals; provided, that nothing contained in this Agreement or the Plan of Arrangement shall require, or shall be deemed to require, NovaCopper to accept any undertaking or condition or enter into any consent decree or hold separate order, to make any divestiture or to accept any operational restriction or limitation required by any Governmental Entity;

(b)	use its commercially reasonable efforts to obtain and assist Sunward in obtaining all required Key Third Party Consents;

(c)	defend all lawsuits or other legal, regulatory or other proceedings against NovaCopper challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(d)	provide such assistance as may be reasonably requested by Sunward for the purposes of conducting the Sunward Meeting;

(e)

apply for and use commercially reasonable efforts to obtain (i) conditional approval of the listing and posting for trading on the TSX of the Consideration Shares, the DSU Shares and reservation for listing and posting for trading of the Option Shares, subject only to satisfaction by NovaCopper of customary listing conditions of the TSX, and (ii) approval of the listing and posting for trading of the Consideration Shares, the DSU Shares and reservation for listing and posting for trading of the Option Shares, in each case on the NYSE MKT, subject to notice of issuance;

(f)

subject to applicable Law, make available and cause to be made available to Sunward, and its agents and advisors, information reasonably requested by Sunward for the purposes of confirming the representations and warranties of NovaCopper set out in Section 4.1;

(g)	use commercially reasonable efforts to satisfy all conditions precedent in this Agreement;

(h)

in accordance with the terms of the Plan of Arrangement, at the Effective Time, to the extent applicable, each Sunward Option which is outstanding and has not been duly exercised prior to the Effective Date, shall be exchanged for a fully-vested option (each, a “Arrangement Option”) to purchase from NovaCopper the number of Option Shares (rounded down to the nearest whole share) equal to: (i) the Exchange Ratio multiplied by(ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Such Arrangement Option shall provide for an exercise price per Option Share (rounded up to the nearest whole cent) equal to: (x) the exercise price per Sunward Share otherwise purchasable pursuant to such Arrangement Option; divided by (y) the Exchange Ratio. It is intended that subsection 7(1.4) of the Tax Act apply to the exchange of Sunward Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of an Arrangement Option will be increased such that the In- the-Money Amount of the Arrangement Option immediately after the exchange does not exceed the In-the-Money Amount of the Sunward Option immediately before the exchange. All such Arrangement Options shall expire 90 days following the Effective Date. All terms and conditions of an Arrangement Option, including the conditions to and manner of exercising, will be the same as the Sunward Option for which it was exchanged, and shall be governed by the terms of the applicable Sunward Stock Option Plan and any certificate or option agreement previously evidencing the Sunward Option shall thereafter evidence and be deemed to evidence such Arrangement Option. Taxes shall be deducted and withheld in connection with the exercise of Arrangement Options to the extent required under applicable Law; and

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(i)	vote any and all Sunward Shares held by it on the record date for the Sunward Meeting in favour of the Arrangement Resolution.

5.5	Additional Covenants

(a)

Sunward shall use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by Sunward or any of its subsidiaries, including directors’ and officers’ insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

(b)

Each Party shall promptly notify the other Party in writing of any circumstance or development that, to the knowledge of such Party, is or could reasonably be expected to constitute a Material Adverse Effect with respect to such Party;

(c)

Sunward shall effect such reorganization of its business, operations, subsidiaries and assets or such other transactions as NovaCopper may reasonably request (each, a “Pre- Acquisition Reorganization”) prior to or following the Effective Time, and the Plan of Arrangement, if required, shall be modified accordingly; Sunward shall use commercially reasonable efforts to obtain all necessary consents, approvals or waivers from any persons to effect any such Pre-Acquisition Reorganization, and Sunward shall cooperate with NovaCopper in structuring, planning and implementing any such Pre-Acquisition Reorganization.

(d)

NovaCopper shall provide written notice to Sunward of any proposed Pre-Acquisition Reorganization at least ten (10) business days prior to the Effective Date. Upon receipt of such notice, Sunward and NovaCopper shall work cooperatively and use their commercially reasonable efforts to prepare prior to the Effective Time all required documentation and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and shall seek to have any such Pre-Acquisition Reorganization made effective (i) as of the last moment of the business day ending immediately prior to the Effective Date, (ii) on the Effective Date (as part of the Plan of Arrangement or otherwise) or (iii) as the Parties may otherwise agree in writing.

(e)

The Parties acknowledge that the acquisition of Sunward by NovaCopper pursuant to the Plan of Arrangement and the amalgamation of Sunward and ULC pursuant to Section 5.5(f) of this Agreement (together, the “Acquisition”), are interdependent steps in a single transaction, to which the Parties hereto are legally committed as provided herein, and to which the Parties intend to treat as a single integrated transaction for U.S. federal income tax purposes.The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code (the “Code”) and this Agreement is intended to be a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Code. Each Party, to the extent it is required to make any filings in the United States, agrees to treat the Acquisition as a reorganization within the meaning of Section 368(a) of the Code for all U.S. federal income tax purposes, and agrees to treat this Agreement as a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Code, and to not take any position on any Tax Return or otherwise take any Tax reporting position inconsistent with such treatment, unless otherwise required by applicable Law. Notwithstanding any representations and covenants set forth in this Agreement, it is understood and agreed that neither NovaCopper nor Sunward provide any assurances to any Sunward Securityholders regarding the United States income tax consequences of the Acquisition or Arrangement to any Sunward Securityholder.

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(f)	As soon as practicable after the Effective Time NovaCopper intends that:

(i)	NovaCopper will incorporate a wholly owned subsidiary that is an unlimited liability corporation under the BCBCA (“ULC”); and

(ii)

ULC will undertake a horizontal short form amalgamation under section 274 of the BCBCA and ULC and Sunward shall be continued as one unlimited liability corporation (“Merged ULC Company”), in accordance with the following:

(A)	the property of each of the amalgamating corporations shall continue to be the property of Merged ULC Company;

(B)	the Merged ULC Company shall continue to be liable for the obligations of each of the amalgamating corporations;

(C)	any existing cause of action, claim or liability to prosecution of each of the amalgamating corporations shall be unaffected;

(D)

upon the issuance of a certificate of amalgamation pursuant to section 281 of the BCBCA, all shares in the capital of Sunward, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

(E)	Merged ULC Company shall be authorized to issue an unlimited number of common shares without par value;

(F)	the Notice of Articles and Articles of ULC then in existence shall be deemed to be the Articles of the Merged ULC Company;

(G)	the registered office of ULC shall be the registered office of Merged ULC Company; and

(H)	the Merged ULC Company will be an unlimited liability corporation under the BCBCA.

ARTICLE 6
CONDITIONS

6.1	Mutual Conditions Precedent

The obligations of the Parties to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived with the mutual consent of the Parties:

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(a)	the Arrangement Resolution shall have been approved and adopted by the Sunward Shareholders at the Sunward Meeting in accordance with the Interim Order;

(b)

the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to Sunward or NovaCopper, acting reasonably, on appeal or otherwise;

(c)	the NovaCopper Shareholder Approval shall have been obtained;

(d)

there shall not exist any prohibition at Law, including any final, non-appealable cease trade order, injunction or other prohibition or order of any Governmental Entity of competent jurisdiction, which shall restrain, enjoin, make illegal or otherwise prohibit or prevent the consummation of the Arrangement;

(e)	the Key Regulatory Approvals shall have been obtained;

(f)	the Key Third Party Consents shall have been obtained;

(g)

(i) the TSX shall have conditionally approved the listing and posting for trading on the TSX of the Consideration Shares, Option Shares and DSU Shares, subject only to the satisfaction of customary listing conditions of the TSX, and (ii) the NYSE MKT shall have approved of the listing and posting for trading of the Consideration Shares, the DSU Shares and reservation for listing and posting for trading of the Option Shares, in each case on the NYSE MKT, subject to notice of issuance; and

(h)

the distribution of the Consideration Shares shall be exempt from the prospectus requirements of the Securities Laws in Canada and the issuance of the Consideration Shares shall be exempt from the registration requirements of the U.S. Securities Act.

6.2	Additional Conditions Precedent to the Obligations of NovaCopper

The obligation of NovaCopper to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of NovaCopper and may be waived by it in whole or in part at any time):

(a)

all covenants of Sunward under this Agreement to be performed on or before the Effective Time which have not been waived by NovaCopper shall have been duly performed by Sunward in all material respects;

(b)

all representations and warranties of Sunward set forth in this Agreement shall be true and correct as of the Effective Time, as though made as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where any failure or failures of any such representations and warranties would not reasonably be expected to have a Material Adverse Effect with respect to Sunward; provided that (i) the representations and warranties of Sunward set forth in Sections 3.1(h) and 3.1(ii) shall be true and correct in all respects as of the Effective Time, as though made as of the Effective Time; (ii) the representations and warranties of Sunward set forth in Section 3.1(f) shall be true and correct in all respects as of the Effective Time, as though made as of the Effective Time, except for any failures to be so true and correct that, individually or in the aggregate, are de minimis (it being understood that any failures to be true and correct shall be deemed to be “de minimis” if and only if Sunward’s fully diluted capitalization as of the applicable determination date does not exceed Sunward’s fully diluted capitalization set forth in Section 3.1(f) by more than 0.25% in the aggregate); and (iii) the representations and warranties of Sunward set forth in Section 3.1(r) shall be true and correct in all material respects as of the Effective Time, as though made as of the Effective Time;

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(c)	since the date of this Agreement, there shall not have occurred a Material Adverse Effect with respect to Sunward;

(d)	holders of no more than 5% of the Sunward Shares shall have exercised Dissent Rights;

(e)	Sunward shall have made all “change of control” payments contemplated by the Contracts listed in Schedule 3.1(y)(ii) of the Sunward Disclosure Schedule subject to consummation of the Arrangement; and

(f)

NovaCopper shall have received a certificate of Sunward addressed to NovaCopper and dated the Effective Date, signed on behalf of Sunward by two senior executive officers of Sunward (on Sunward’s behalf and without personal liability), confirming the matters set forth in this Section 6.2 at the Effective Time.

The foregoing conditions will be for the sole benefit of NovaCopper and may be waived by it in whole or in part at any time.

6.3	Additional Conditions Precedent to the Obligations of Sunward

The obligation of Sunward to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Sunward and may be waived by it at whole or in part at any time):

(a)

all covenants of NovaCopper under this Agreement to be performed on or before the Effective Time which have not been waived by Sunward shall have been duly performed by NovaCopper in all material respects;

(b)

all representations and warranties of NovaCopper set forth in this Agreement shall be true and correct as of the Effective Time, as though made as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), except where any failure or failures of any such representations and warranties would not reasonably be expected to have a Material Adverse Effect with respect to NovaCopper; provided that (i) the representations and warranties of NovaCopper set forth in Sections 4.1(h) and 4.1(hh) shall be true and correct in all respects as of the Effective Time, as though made as of the Effective Time; and (ii) the representations and warranties of NovaCopper set forth in Section 4.1(r) shall be true and correct in all material respects as of the Effective Time, as though made as of the Effective Time

(c)	NovaCopper shall have complied with its obligations under Section 2.11 and the Depositary shall have confirmed receipt of the Consideration;

(d)	since the date of this Agreement, there shall not have occurred a Material Adverse Effect with respect to NovaCopper;

(e)	the Board Nominees shall have been appointed to the NovaCopper Board, subject to the consummation of the Arrangement; and

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(f)

Sunward shall have received a certificate of NovaCopper addressed to Sunward and dated the Effective Date, signed on behalf of NovaCopper by two senior executive officers of NovaCopper (on NovaCopper’s behalf and without personal liability), confirming the matters set forth in this Section 6.3 at the Effective Time.

6.4	Satisfaction of Conditions

The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 shall be conclusively deemed to have been satisfied, waived or released at the Effective Time.

ARTICLE 7
ADDITIONAL AGREEMENTS

7.1	Notice and Cure Provisions

Each Party will give prompt notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of this Agreement and the Effective Time, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)

cause the representations or warranties of Sunward and NovaCopper contained in Sections 3.1(ii) or 4.1(hh), respectively, to be untrue or inaccurate in any respect on the date hereof or at the Effective Time;

(b)

cause any of the representations or warranties of any Party contained herein (other than the representations and warranties contained in Sections 3.1(ii) or 4.1(hh)) to be untrue or inaccurate in any material respect on the date hereof or at the Effective Time (provided that this paragraph (b) shall not apply in the case of any event or state of facts resulting from actions or omissions of a Party which are expressly permitted or required by this Agreement); or

(c)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any Party hereunder prior to the Effective Time.

NovaCopper may not exercise its right to terminate this Agreement pursuant to Section 8.2(a)(iii)(C) and Sunward may not exercise its right to terminate this Agreement pursuant to Section 8.2(a)(iv)(C) unless the Party intending to rely thereon has delivered a written notice to the other Party specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for the non-fulfilment or the applicable condition or termination right, as the case may be. If any such notice is delivered, provided that a Party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may terminate this Agreement until the expiration of a period of fifteen (15) business days from such notice, and then only if such matter has not been cured by such date. If such notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of such period. For greater certainty, in the event that such matter is cured within the time period referred to herein without a Material Adverse Effect, this Agreement may not be terminated as a result of the cured breach.

7.2	Non-Solicitation

(a)

Except as otherwise expressly provided in this Article 7, neither Party shall, directly or indirectly, through any officer, director, employee, affiliate, representative (including any financial or other advisor) or agent of such Party or any of its subsidiaries (collectively, the “Representatives”):

56

(i)

solicit, initiate, knowingly encourage or facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding an Acquisition Proposal;

(ii)	participate in any substantive discussions or negotiations with any Person (other than the other Party or any of its affiliates) regarding an Acquisition Proposal;

(iii)	approve, accept, endorse or recommend, or publicly propose to approve, accept, endorse or recommend, any Acquisition Proposal;

(iv)	accept or enter into or publicly propose to accept or enter into, any agreement, understanding or arrangement or other Contract in respect of an Acquisition Proposal; or

(v)	make a Change in Recommendation.

(b)

Except as otherwise provided in this Article 7, each Party shall, and shall cause its subsidiaries and Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Persons conducted heretofore by such Party, its subsidiaries or any Representatives with respect to any Acquisition Proposal and, in connection therewith, such Party will discontinue access to any of its confidential information (and not establish or allow access to any of its confidential information, or any data room, virtual or otherwise) and shall as soon as possible request, to the extent that it is entitled to do so (and exercise all rights it has to require) the return or destruction of all confidential information regarding such Party and its subsidiaries previously provided to any such Person or any other Person and will request (and exercise all rights it has to require) the destruction of all material including or incorporating or otherwise reflecting any material confidential information regarding such Party and its subsidiaries. Each Party agrees that neither it nor any of its subsidiaries shall terminate, waive, amend or modify any provision of any existing confidentiality agreement relating to an Acquisition Proposal or any standstill agreement to which it or any of its subsidiaries is a party (it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement as the result of the entering into an announcement of this Agreement by such Party, pursuant to the express terms of any such agreement, shall not be a violation of this Section 7.2(b)) and each Party undertakes to enforce all standstill, non-disclosure, non-disturbance, non- solicitation and similar covenants that it or any of its subsidiaries have entered into prior to the date hereof, provided that a Party shall not be prevented from considering any Superior Proposal if the provisions of this Section 7.2 are otherwise complied with.

(c)

Notwithstanding Sections 7.2(a) and 7.2(b) and any other provision of this Agreement or of any other agreement between the Parties or between a Party and any other Person, including the provisions of any confidentiality or standstill agreement, if at any time following the date of this Agreement and prior to obtaining the approval of the Arrangement Resolution at the Sunward Meeting with respect to Sunward and the NovaCopper Shareholder Approval at the NovaCopper Meeting with respect to NovaCopper, a Party receives a written Acquisition Proposal that the board of directors of such Party determines in good faith, after consultation with its financial advisors and legal counsel, constitutes or could reasonably be expected to result in a Superior Proposal, then such Party may, provided it is in compliance with Sections 7.2(a) and 7.2(d):

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(i)	furnish information with respect to such Party and its subsidiaries to the Person making such Acquisition Proposal; and/or

(ii)	enter into, participate, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the Person making such Acquisition Proposal,

provided that such Party shall not, and shall not allow its Representatives to, disclose any non-public information with respect to such Party to such Person if (A) such non-public information has not been previously provided to, or is not concurrently provided to, the other Party hereto and (B) the Party receiving such Acquisition Proposal has not entered into a confidentiality agreement with such Person containing terms and conditions that are customary for such agreements in the mining industry and are no more favourable to such Person than those found in the Confidentiality Agreements.

(d)

Each Party shall promptly notify the other Party, at first orally and then in writing, within 24 hours of receipt of any Acquisition Proposal, including the material terms and conditions thereof, and the identity of the Person or Persons making the Acquisition Proposal, and shall include copies of any related documentation. The Party receiving such Acquisition Proposal shall thereafter also provide such other details of such Acquisition Proposal, or any amendment to any of the foregoing, as the other Party may reasonably request. Each Party receiving an Acquisition Proposal shall promptly keep the other Party fully informed as to the status, including any changes to the material terms, of such Acquisition Proposal, or any amendment thereto, and shall respond promptly to all inquiries from the other Party with respect thereto.

(e)

Notwithstanding anything in this Agreement to the contrary, subject to Section 7.2(f) and Section 7.3, (i) if at any time following the date of this Agreement and prior to obtaining the Sunward Shareholder Approval, Sunward receives an Acquisition Proposal which the Sunward Board concludes in good faith constitutes a Superior Proposal, then the Sunward Board may, subject to compliance with the procedures set forth in Section 8.2 and Section 7.4, terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal; and (ii) if at any time following the date of this Agreement and prior to obtaining the NovaCopper Shareholder Approval, NovaCopper receives an Acquisition Proposal which the NovaCopper Board concludes in good faith constitutes a Superior Proposal, then the NovaCopper Board may, subject to compliance with the procedures set forth in Section 8.2 and Section 7.4, terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal.

(f)

Nothing contained in this Agreement shall prohibit the board of directors of either Party, in response to a Superior Proposal, from taking any action or making a Change in Recommendation or from making any disclosure to any securityholder of such Party prior to the Sunward Meeting or the NovaCopper Meeting, as applicable, if, in the good faith judgment of such board of directors, after consultation with legal counsel, failure to take such action or make such disclosure would be inconsistent with the exercise of its fiduciary duties or such action or disclosure is otherwise required under applicable Law; provided that Sunward shall not make a Change in Recommendation or terminate this Agreement pursuant to Section 8.2(a)(iv)(B) if the Sunward Shareholder Approval has been obtained and NovaCopper shall not make a Change in Recommendation or terminate this Agreement pursuant to Section 8.2(a)(iii)(B) if the NovaCopper Shareholder Approval has been obtained; provided further that, for greater certainty, in the event of a Change in Recommendation by the board of directors of a Party and a termination by the other Party of this Agreement pursuant to Section 8.2(a)(iii)(A) or 8.2(a)(iv)(A), as applicable, the Party making such Change in Recommendation shall pay the Termination Fee as required by Section 7.4 prior to or concurrently with such termination.

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(g)

Subject to the provisions of this Section 7.2 and Section 7.3, nothing contained in this Agreement shall prevent a Party or the board of directors of such Party from calling and holding a meeting of such Party’s shareholders, or any of them, requisitioned by such Party’s shareholders, or any of them, in accordance with the BCBCA or ordered to be held by a court in accordance with applicable Laws.

7.3	Right to Match

(a)

Each Party covenants and agrees that it will not make a Change in Recommendation or accept, approve, endorse, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal (other than a confidentiality and standstill agreement permitted by Section 7.2(b)) unless:

(i)

the Party receiving such proposal (the “Receiving Party”) has complied with its obligations under Section 7.2 and has provided the other Party (the “Responding Party”) with a copy of all documentation relating to the Superior Proposal; and

(ii)	a period (the “Response Period”) of five (5) business days has elapsed from the date that is the later of:

(A)

the date on which the Responding Party receives written notice from the board of directors of the Receiving Party that such board of directors has determined, subject only to compliance with this Section 7.3, to make a Change in Recommendation or accept, approve, endorse, recommend or enter into a definitive agreement with respect to such Superior Proposal; and

(B)	the date the Responding Party receives all documentation relating to the Superior Proposal.

(b)

During the Response Period, the Responding Party will have the right, but not the obligation, to offer to amend this Agreement and the Plan of Arrangement. The board of directors of the Receiving Party shall review any such offer by the Responding Party to amend this Agreement and the Plan of Arrangement to determine whether the Acquisition Proposal to which the Responding Party is responding would continue to be a Superior Proposal when assessed against the Arrangement as it is proposed in writing by the Responding Party to be amended. If the board of directors of the Receiving Party determines that the Acquisition Proposal no longer constitutes a Superior Proposal, such board of directors will cause the Receiving Party to enter into an amendment to this Agreement with the Responding Party incorporating the amendments to the Agreement and Plan of Arrangement as set out in the written offer to amend, and will promptly reaffirm its recommendation of the Arrangement by the prompt issuance of a press release to that effect. If the board of directors of the Receiving Party determines that the Acquisition Proposal continues to be a Superior Proposal, the Receiving Party may approve and recommend that shareholders of the Receiving Party accept such Superior Proposal and may terminate this Agreement pursuant to Section 8.2(a)(iii)(B) or Section 8.2(a)(iv)(B), as applicable, in order to accept or enter into an agreement, understanding or arrangement to proceed with the Superior Proposal.

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(c)

Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the shareholders of the Receiving Party shall constitute a new Acquisition Proposal for the purposes of this Section 7.3 and the Responding Party shall be afforded a new Response Period and the rights afforded in Section 7.3(b) in respect of each such Acquisition Proposal.

(d)

Where at any time within ten (10) days before the Sunward Meeting or the NovaCopper Meeting, as applicable, the Receiving Party has provided the Responding Party with a notice under Section 7.3(a) hereof, an Acquisition Proposal has been publicly disclosed or announced, and the Response Period has not elapsed, then, subject to applicable Laws, at the Responding Party’s request, the Receiving Party will postpone or adjourn the Sunward Meeting or the NovaCopper Meeting, as applicable, to a date acceptable to the Responding Party, acting reasonably, which shall not be later than ten (10) days after the scheduled date of the Sunward Meeting or the NovaCopper Meeting, as applicable, and shall, in the event that the Parties amend the terms of this Agreement pursuant to Section 7.3(b), ensure that the details of such amended Agreement are communicated to the shareholders as the Receiving Party prior to the resumption of the adjourned meeting.

7.4	Expenses and Termination Fees

(a)

Except as otherwise provided herein, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses.

(b)	If a Sunward Termination Fee Event occurs, Sunward shall pay NovaCopper (by wire transfer of immediately available funds) the Termination Fee in accordance with Section 7.4(d).

(c)	For the purposes of this Agreement, “Sunward Termination Fee Event” means the termination of this Agreement:

(i)	by NovaCopper, pursuant to Section 8.2(a)(iii)(A);

(ii)	by Sunward, pursuant to Section 8.2(a)(iv)(B);

(iii)	by NovaCopper, pursuant to Section 8.2(a)(iii)(F); or

(iv)

by either Party pursuant to Section 8.2(a)(ii)(C), but only if, in the case of this paragraph (iv), prior to the earlier of the termination of this Agreement or the holding of the Sunward Meeting, a bona fide Acquisition Proposal with respect to Sunward shall have been made to Sunward or publicly announced by any Person (other than NovaCopper or any of its affiliates) and within twelve (12) months following the date of such termination:

(A)	any Acquisition Proposal with respect to Sunward is consummated; or

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(B)	Sunward and/or one or more of its subsidiaries enters into a definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter;

provided that, for the purposes of this Section 7.4(c)(iv), all references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

(d)

If a Sunward Termination Fee Event occurs in the circumstances set out in Section 7.4(c)(ii), the Termination Fee shall be payable simultaneously with the occurrence of such Sunward Termination Fee Event. If a Sunward Termination Fee Event occurs in the circumstances set out in Section 7.4(c)(i) or 7.4(c)(iii), the Termination Fee shall be payable within two (2) business days following the occurrence of such Sunward Termination Fee Event. If a Sunward Termination Fee Event occurs in the circumstances set out in Section 7.4(c)(iv), the Termination Fee shall be payable within two (2) business days following the closing of the applicable transaction referred to therein.

(e)	If a NovaCopper Termination Fee Event occurs, NovaCopper shall pay Sunward (by wire transfer of immediately available funds) the Termination Fee in accordance with Section 7.4(g).

(f)	For the purposes of this Agreement, “NovaCopper Termination Fee Event” means the termination of this Agreement:

(i)	by Sunward, pursuant to Section 8.2(a)(iv)(A);

(ii)	by NovaCopper, pursuant to Section 8.2(a)(iii)(B);

(iii)	by Sunward, pursuant to Section 8.2(a)(iv)(F); or

(iv)

by either Party pursuant to Section 8.2(a)(ii)(D), but only if, in the case of this paragraph (iv), prior to the earlier of the termination of this Agreement or the holding of the NovaCopper Meeting, a bona fide Acquisition Proposal with respect to NovaCopper shall have been made to NovaCopper or publicly announced by any Person and within twelve (12) months following the date of such termination:

(A)	any Acquisition Proposal with respect to NovaCopper is consummated; or

(B)	NovaCopper and/or one or more of its subsidiaries enters into a definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter;

provided that, for the purposes of this Section 7.4(f)(iv), all references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

(g)

If a NovaCopper Termination Fee Event occurs in the circumstances set out in Section 7.4(f)(ii), the Termination Fee shall be payable simultaneously with the occurrence of such NovaCopper Termination Fee Event. If a NovaCopper Termination Fee Event occurs in the circumstances set out in Section 7.4(f)(i) or 7.4(f)(iii), the Termination Fee shall be payable within two (2) business days following the occurrence of such NovaCopper Termination Fee Event. If a NovaCopper Termination Fee Event occurs in the circumstances set out in Section 7.4(f)(iv), the Termination Fee shall be payable within two (2) business days following the closing of the applicable transaction referred to therein.

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(h)

Each of the Parties acknowledges that the agreements contained in this Section 7.4 are an integral part of the transactions contemplated by this Agreement and that, without those agreements, the Parties would not enter into this Agreement. Each Party acknowledges that all of the payment amounts set out in this Section 7.4 are payments of liquidated damages that are a genuine estimate of the damages which the Party entitled thereto would suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. The Parties irrevocably waive any right either may have to raise as a defense that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that, upon any termination of this Agreement under circumstances where either Party is entitled to the Termination Fee and such Termination Fee is paid in full, except where the Party paying the Termination Fee willfully and intentionally breached Section 7.2, the Party receiving the Termination Fee shall be precluded from any other remedy against the other Party at law or in equity or otherwise (including an order for specific performance), and shall not seek to obtain any recovery, judgment or damages of any kind, including consequential, indirect, or punitive damages, against such Party or any of its subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates in connection with this Agreement or the transactions contemplated hereby.

(i)

In no event shall the Parties be obligated to pay an amount in respect of the termination of this Agreement that is, in aggregate, in excess of the Termination Fee and under no circumstances is the Termination Fee payable more than once.

7.5	Access to Information; Confidentiality

From the date hereof until the earlier of the Effective Time and the termination of this Agreement, subject to compliance with applicable Law and the terms of any existing Contracts, Sunward shall, and shall cause its subsidiaries and their respective officers, directors, employees, independent auditors, accounting advisers and agents to, afford to NovaCopper and to the officers, employees, agents and representatives of NovaCopper such access as NovaCopper may reasonably require at all reasonable times, including for the purpose of facilitating integration business planning, to their officers, employees, agents, properties, books, records and Contracts, and shall furnish NovaCopper with all data and information as NovaCopper may reasonably request. NovaCopper and Sunward acknowledge and agree that information furnished pursuant to this Section 7.5 shall be subject to the terms and conditions of the Confidentiality Agreement.

7.6	Insurance and Indemnification

(a)

Prior to the Effective Time, Sunward shall obtain and fully pay the premiums for a non- cancellable extension of the directors’ and officers’ liability coverage of Sunward’s existing directors’ and officers’ insurance policies and Sunward’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of up to six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time from Sunward’s current D&O Insurance carriers or one or more insurance carriers with the same or better credit rating as Sunward’s current D&O Insurance carriers with respect to directors’ and officers’ insurance policies in an amount and scope at least as favorable as the D&O Insurance; provided, however, that in no event shall Sunward pay aggregate premiums for such “tail” insurance policies in excess of 250% of the aggregate annual premium for directors’ and officers’ liability policies currently maintained by Sunward; provided further, that if the aggregate premiums payable for such “tail” insurance policies exceed such amount, Sunward shall obtain “tail” insurance policies with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

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(b)

NovaCopper agrees that it shall cause Sunward to honour all rights to indemnification or exculpation now existing in favour of present and former officers and directors of Sunward and its subsidiaries to the extent that they are disclosed in Schedule 7.6(b) of the Sunward Disclosure Letter, and acknowledges that such rights, to the extent that they are disclosed in Schedule 7.6(b) of the Sunward Disclosure Letter, shall survive the completion of the Plan of Arrangement and shall continue in full force and effect for a period of not less than six (6) years from the Effective Date.

(c)

The provisions of this Section 7.6 are intended for the benefit of, and shall be enforceable by, each insured or indemnified person, his or her heirs and his or her legal representatives and, for such purpose, Sunward hereby confirms that it is acting as agent and trustee on their behalf. Furthermore, this Section 7.6 shall survive the termination of this Agreement as a result of the occurrence of the Effective Date for a period of six (6) years.

ARTICLE 8
TERM, TERMINATION, AMENDMENT AND WAIVER

8.1	Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

8.2	Termination

(a)

This Agreement may be terminated and the Arrangement may be abandoned at any time prior to the Effective Time (notwithstanding the Sunward Shareholder Approval or NovaCopper Shareholder Approval having been obtained or the approval of the Arrangement by the Court):

(i)	by mutual written agreement of Sunward and NovaCopper; or

(ii)	by either Sunward or NovaCopper, if:

(A)

the Effective Time shall not have occurred on or before the Outside Date, except that the right to terminate this Agreement under this Section 8.2(a)(ii)(A) shall not be available to any Party whose failure to fulfill any of its obligations or whose breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such Outside Date; or

(B)

after the date hereof, there exists any final and non-appealable prohibition at Law, including any cease trade order, injunction or other prohibition or order of any Governmental Entity of competent jurisdiction, which shall restrain, enjoin, make illegal or otherwise prohibit or prevent the consummation of the Arrangement; or

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(C)

the Arrangement Resolution shall have failed to obtain the Sunward Shareholder Approval at the Sunward Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order; or

(D)

the NovaCopper Shareholders shall have failed to approve the issuance or reservation for issuance, as the case may be, by NovaCopper of such number of NovaCopper Shares as may be required to be issued pursuant to the Plan of Arrangement, the and the transactions contemplated by this Agreement at the NovaCopper Meeting (including any adjournment or postponement thereof); or

(iii)	by NovaCopper, if:

(A)	the Sunward Board makes a Change in Recommendation; or

(B)

the NovaCopper Board authorizes NovaCopper, subject to complying with the terms of this Agreement, to enter into a legally binding agreement with respect to a Superior Proposal; provided that concurrently with such termination, NovaCopper pays the Termination Fee payable pursuant to Section 7.4; or

(C)

any of the conditions set forth in Sections 6.1 or 6.2 are not satisfied, and such condition is incapable of being satisfied by the Outside Date; provided that NovaCopper is not then in breach of this Agreement so as to cause any of the conditions set forth in Sections 6.1 or 6.2 not to be satisfied; or

(D)

subject to Section 7.1, including the cure period set forth therein, a representation or warranty of Sunward contained in this Agreement shall be inaccurate or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), or a material failure to perform any covenant or agreement on the part of Sunward set forth in this Agreement (other than as set forth in Section 7.2) shall have occurred, in each case that would cause one or more conditions set forth in Section 6.1 or Section 6.2 not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; provided that NovaCopper is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or Section 6.3 not to be satisfied; or

(E)

Sunward is in breach or in default of any of its obligations or covenants set forth in Section 7.2, other than an immaterial breach of Sunward’s obligation under Section 7.2 to provide notice of an Acquisition Proposal to NovaCopper within a prescribed period; or

(F)	the Sunward Board authorizes Sunward to enter into a binding written agreement relating to a Superior Proposal; or

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(iv)	by Sunward, if:

(A)	the NovaCopper Board makes a Change in Recommendation; or

(B)

the Sunward Board authorizes Sunward, subject to complying with the terms of this Agreement, to enter into a legally binding agreement with respect to a Superior Proposal; provided that concurrently with such termination, Sunward pays the Termination Fee payable pursuant to Section 7.4; or

(C)

any of the conditions set forth in Sections 6.1 or 6.3 is not satisfied, and such conditions is incapable of being satisfied by the Outside Date; provided that Sunward is not then in breach of this Agreement so as to cause any of the conditions set forth in Sections 6.1 or 6.3 not to be satisfied; or

(D)

subject to Section 7.1, including the cure period set forth therein, a representation or warranty of NovaCopper contained in this Agreement shall be inaccurate or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), or a material failure to perform any covenant or agreement on the part of NovaCopper set forth in this Agreement (other than as set forth in Section 7.2) shall have occurred, in each case that would cause one or more conditions set forth in Section 6.1 or Section 6.3 not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; provided that Sunward is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or Section 6.2 not to be satisfied;

(E)

NovaCopper is in breach or in default of any of its obligations or covenants set forth in Section 7.2, other than an immaterial breach of NovaCopper’s obligation under Section 7.2 to provide notice of an Acquisition Proposal to Sunward within a prescribed period; or

(F)	the NovaCopper Board authorizes NovaCopper to enter into a binding written agreement relating to a Superior Proposal.

(b)	The Party desiring to terminate this Agreement pursuant to this Section 8.2 (other than pursuant to Section 8.2(a)(i)) shall give notice of such termination to the other Party.

(c)

If this Agreement is terminated pursuant to this Section 8.2, this Agreement shall become void and of no effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party hereto, except as otherwise expressly contemplated hereby, and provided that the provisions of this Section 8.2(c), Sections 7.4, 9.1, 9.2, 9.3, 9.6, 9.7, 9.8 and 9.9 shall survive any termination hereof; provided further that neither the termination of this Agreement nor anything contained in this Section 8.2 shall relieve a Party from any liability arising on or prior to such termination.

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8.3	Amendment

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Sunward Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, and any such amendment may, subject to the Interim Order and the Final Order and applicable Law, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

(c)	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties;

(d)	waive compliance with or modify any mutual conditions precedent herein contained; and/or

(e)	amend the steps comprising the Arrangement.

8.4	Waiver

Any Party may:

(a)	extend the time for the performance of any of the obligations or acts of the other Party;

(b)	waive compliance, except as provided herein, with any of the other Party’s agreements or the fulfillment of any conditions to its own obligations contained herein; or

(c)	waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party,

provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise.

ARTICLE 9
GENERAL PROVISIONS

9.1	Privacy

Each Party shall comply with applicable privacy Laws in the course of collecting, using and disclosing personal information about an identifiable individual (the “Transaction Personal Information”). Neither Party shall disclose Transaction Personal Information to any Person other than to its advisors who are evaluating and advising on the transactions contemplated by this Agreement. If the Arrangement is consummated, neither Party shall, following the Effective Date, without the consent of the individuals to whom such Transaction Personal Information relates or as permitted or required by applicable Law, use or disclose Transaction Personal Information:

(a)	for purposes other than those for which such Transaction Personal Information was collected prior to the Effective Date;

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(b)	which does not relate directly to the carrying on of the business of such Party or to the carrying out of the purposes for which the transactions contemplated by this Agreement were implemented; and

(c)	as otherwise required by Law.

Each Party shall protect and safeguard the Transaction Personal Information against unauthorized collection, use or disclosure. Each Party shall cause its advisors to observe the terms of this Section 9.1 and to protect and safeguard Transaction Personal Information in their possession. If this Agreement shall be terminated, each Party shall promptly deliver to the other Party all Transaction Personal Information relating to such other Party or its Representatives in such Party’s possession or in the possession of any of such Party’s Representatives, including all copies, reproductions, summaries or extracts thereof.

9.2	Notices

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally or if sent by facsimile or e-mail transmission, on a business day between the hours of midnight and 5:00 p.m. recipient local time on that business day, provided if it is received later or not on a business day, then the next business day, or as of the following business day if sent by prepaid overnight courier, to the Parties at the following addresses (or at such other addresses as shall be specified by any Party by notice to the other given in accordance with these provisions):

(a)	if to Sunward:

Sunward Resources Ltd.
Suite 1410, 1090 West Georgia Street
Vancouver, BC	V6E 3V7

Attention:	Chief Executive Officer
Facsimile:	604-677-1766

with a copy (which shall not constitute notice) to:

Anfield Sujir Kennedy & Durno LLP
1600 – 609 Granville Street
Vancouver, BC V7Y 1C3

Attention:	Jay Sujir
Facsimile:	604-669-3877

(b)	if to NovaCopper:

NovaCopper Inc.
Suite 1950 - 777 Dunsmuir Street
Vancouver, BC	V7Y 1K4

Attention:	Chief Executive Officer
Facsimile:	604-638-8088

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with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP
595 Burrard Street, Suite 2600
P.O. Box 49314, Three Bentall Centre
Vancouver, BC V7X 1L3

Attention:	Trisha Robertson
Facsimile:	604-631-3309

9.3	Governing Law; Waiver of Jury Trial

This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

9.4	Injunctive Relief

Subject to Section 7.4, the Parties agree that irreparable harm would occur for which monetary damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy at law (including monetary damages) or in equity, and the Parties hereby waive any requirement for the posting of any bond or similar collateral in connection therewith.

9.5	Time of Essence

Time shall be of the essence in this Agreement.

9.6	Entire Agreement, Binding Effect and Assignment

(a)	This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors.

(b)

Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

(c)

This Agreement (including the exhibits and schedules hereto, the Sunward Disclosure Letter and the NovaCopper Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement between the Parties, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the Parties.

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9.7	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

9.8	No Third Party Beneficiaries

Except with respect to directors and officers of Sunward pursuant to Section 7.6, the Parties hereby agree that their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other Party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

9.9	Rules of Construction

The Parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provision of this Agreement.

9.10	Counterparts, Execution

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NOVACOPPER INC.

By:	/s/ Elaine Sanders
Name: Elaine Sanders
Title: Vice-President and Chief Financial Officer

SUNWARD RESOURCES LTD.

By:	/s/ Philip O’Neill
Name: Philip O’Neill
Title: CEO and Director

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SCHEDULE A
PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Plan of Arrangement, unless the context otherwise requires, capitalized terms used but not defined shall have the meanings ascribed to them below:

“Arrangement” means the arrangement of Sunward under Section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.3 of the Arrangement Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order (provided that any such amendment or variation is acceptable to both Sunward and NovaCopper, each acting reasonably);

“Arrangement Agreement” means the arrangement agreement dated as of April 22, 2015 between NovaCopper and Sunward, as may be amended, amended and restated or supplemented prior to the Effective Date;

“Arrangement Option” has the meaning ascribed thereto in Section 3.1(e);

“Arrangement Resolution” means the special resolution of the Sunward Shareholders approving the Plan of Arrangement which is to be considered at the Sunward Meeting;

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“business day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia;

“Consideration” means the consideration to be received by the Sunward Shareholders pursuant to this Plan of Arrangement as consideration for their Sunward Shares, consisting of 0.30 of a NovaCopper Share per Sunward Share;

“Court” means the Supreme Court of British Columbia;

“Depositary” means any trust company, bank or other financial institution agreed to in writing by Sunward and NovaCopper for the purpose of, among other things, exchanging certificates representing Sunward Shares for the Consideration in connection with the Arrangement;

“Dissent Right” shall have the meaning ascribed thereto in Section 4.1(a);

“Dissenting Shareholder” means a registered holder of Sunward Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Sunward Shares;

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“Dissenting Shares” means Sunward Shares held by a Dissenting Shareholder who has demanded and perfected Dissent Rights in respect of the Sunward Shares in accordance with the Interim Order and who, as of the Effective Time has not effectively withdrawn or lost such Dissent Rights;

“Effective Date” means the date upon which the Arrangement becomes effective as set out in Section 2.10 of the Arrangement Agreement;

“Effective Time” means the time on the Effective Date that the Arrangement will be deemed to have been completed, which shall be 12:01 am (Vancouver time) on the Effective Date or such other time as agreed to by NovaCopper and Sunward in writing;

“Exchange Ratio” means 0.30;

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in a form acceptable to Sunward and NovaCopper, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both Sunward and NovaCopper, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Sunward and NovaCopper, each acting reasonably) on appeal;

“final proscription date” shall have the meaning ascribed thereto in Section 5.5;

“Former Sunward Shareholders” means, at and following the Effective Time, the registered Sunward Shareholders immediately prior to the Effective Time;

“In-the-Money Amount” in respect of a stock option means the amount, if any, by which the aggregate fair market value at the time of securities subject to the stock option exceeds the aggregate exercise price of the stock option;

“Interim Order” means the interim order of the Court made pursuant to Section 291 of the BCBCA, in a form acceptable to Sunward and NovaCopper, each acting reasonably, providing for, among other things, the calling and holding of the Sunward Meeting, as the same may be amended by the Court with the consent of Sunward and NovaCopper, each acting reasonably;

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any Permit of or from any Governmental Entity or self-regulatory authority (including the TSX and the NYSE MKT), and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its subsidiaries or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Party and/or its subsidiaries or its or their business, undertaking, property or securities;

“Letter of Transmittal” means the letter of transmittal to be forwarded by Sunward to Shareholders together with the Sunward Circular or such other equivalent form of letter of transmittal acceptable to NovaCopper acting reasonably;

“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

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“NovaCopper” means NovaCopper Inc., a corporation existing under the BCBCA;

“NovaCopper Shares” means the common shares of NovaCopper;

“Option Shares” means the NovaCopper Shares issuable upon the exercise of Arrangement Options;

“Parties” means Sunward and NovaCopper, and “Party” means any of them;

“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

“Sunward” means Sunward Resources Ltd., a corporation existing under the BCBCA;

“Sunward Circular” means the notice of the Sunward Meeting and accompanying management information circular, including all schedules, appendices and exhibits thereto and enclosures therewith, to be sent to the Sunward Shareholders in connection with the Sunward Meeting, as amended, supplemented or otherwise modified from time to time;

“Sunward Meeting” means the special meeting of Sunward Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

“Sunward Options” means the outstanding options to purchase Sunward Shares granted under the Sunward Stock Option Plan;

“Sunward Securityholders” means the Sunward Shareholders and holders of Sunward Options;

“Sunward Shareholders” means the holders of Sunward Shares;

“Sunward Shares” means the common shares in the authorized share capital of Sunward;

“Sunward Stock Option Plan” means the incentive stock option plan of Sunward, adopted by Sunward on September 10, 2014;

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time; and

“Taxes” includes any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, windfall, royalty, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all licence, franchise and registration fees and all employment insurance, health insurance and Canada, Québec and other pension plan premiums or contributions imposed by any Governmental Entity, and any transferee liability in respect of any of the foregoing.

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In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.2	Interpretation Not Affected by Headings

The division of this Plan of Arrangement into articles, sections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

1.3	Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter.

1.4	Date for any Action

If the date on which any action is required to be taken hereunder is not a business day, such action shall be required to be taken on the next succeeding day which is a business day.

1.5	Statutory References

Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulation in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

1.6	Currency

Unless otherwise stated, all references herein to amounts of money are expressed in lawful currency of Canada and “$” refers to Canadian dollars.

1.7	Time

Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein are local time in Vancouver, British Columbia unless otherwise stipulated herein.

ARTICLE 2
ARRANGEMENT AGREEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

2.2	Binding Effect

At the Effective Time, this Plan of Arrangement shall be binding on:

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(a)	NovaCopper;

(b)	Sunward;

(c)	all registered and beneficial Sunward Shareholders, including Dissenting Shareholders;

(d)	all registered and beneficial holders of Sunward Options and Sunward DSUs;

(e)	the registrar and transfer agent in respect of the Sunward Shares and the NovaCopper Shares; and

(f)	the Depositary.

ARTICLE 3
ARRANGEMENT

3.1	Arrangement

At the Effective Time, except as otherwise noted herein, the following shall occur and shall be deemed to occur sequentially, in the following order, without any further act or formality required on the part of any Person, in each case effective as at the Effective Time:

(a)

the Sunward Resources Ltd. Deferred Share Unit Plan shall be terminated with respect to all plan participants, and in full payment of the obligations thereunder in a manner compliant with U.S. Treasury Regulation section 1.409A-3(j)(4)(ix)(B), each Sunward DSU which is outstanding and has not vested will fully-vest automatically and be exchanged for the number of DSU Shares (rounded down to the nearest whole share) equal to (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward DSU at the time of vesting;

(b)

each Sunward Share (other than any Sunward Shares held by NovaCopper and any Sunward Shares in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right) shall be deemed to be transferred to NovaCopper (free and clear of any Liens) in exchange for the Consideration, subject to Article 4 hereof;

(c)

each Sunward Share in respect of which any Sunward Shareholder has validly exercised his, her or its Dissent Right shall be directly transferred and assigned by such Dissenting Shareholder to Sunward (free and clear of any Liens) in accordance with Article 4 hereof;

(d)	with respect to each Sunward Share transferred and assigned in accordance with Section 3.1(b) hereto:

(i)

the registered holder thereof shall cease to be the registered holder of such Sunward Share and the name of such registered holder shall be removed from the register of Sunward Shareholders as of the Effective Time;

(ii)

the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign such Sunward Shares in accordance with Section 3.1(b) hereto; and

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(iii)	NovaCopper will be the holder of all of the outstanding Sunward Shares and the register of Sunward Shareholders shall be revised accordingly;

(e)

each Sunward Option which is outstanding and has not been duly exercised prior to the Effective Date, shall be exchanged for a fully-vested option (each, a “Arrangement Option”) to purchase from NovaCopper the number of Option Shares (rounded down to the nearest whole share) equal to: (i) the Exchange Ratio multiplied by (ii) the number of Sunward Shares subject to such Sunward Option immediately prior to the Effective Date. Such Arrangement Option shall provide for an exercise price per Option Share (rounded up to the nearest whole cent) equal to: (x) the exercise price per Sunward Share otherwise purchasable pursuant to such Arrangement Option; divided by (y) the Exchange Ratio. It is intended that subsection 7(1.4) of the Tax Act apply to the exchange of Sunward Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of an Arrangement Option will be increased such that the In-the-Money Amount of the Arrangement Option immediately after the exchange does not exceed the In-the-Money Amount of the Sunward Option immediately before the exchange. All such Arrangement Options shall expire 90 days following the Effective Date. All terms and conditions of an Arrangement Option, including the conditions to and manner of exercising, will be the same as the Sunward Option for which it was exchanged, and shall be governed by the terms of the applicable Sunward Stock Option Plan and any certificate or option agreement previously evidencing the Sunward Option shall thereafter evidence and be deemed to evidence such Arrangement Option. Taxes shall be deducted and withheld in connection with the exercise of Arrangement Options to the extent required under applicable Law and

(f)

the exchanges and cancellations provided for in this Section 3.1 will be deemed to occur on the Effective Date, notwithstanding certain procedures related thereto may not be completed until after the Effective Date.

3.2	Post-Effective Time Procedures

(a)

Following the receipt of the Final Order and prior to the Effective Date, NovaCopper shall deliver or arrange to be delivered to the Depositary the Consideration, including certificates representing the NovaCopper Shares required to be issued to Former Sunward Shareholders in accordance with the provisions of Section 3.1(b) hereof, which certificates shall be held by the Depositary as agent and nominee for such Former Sunward Shareholders for distribution to such Former Sunward Shareholders in accordance with the provisions of Article 5 hereof.

(b)

Subject to the provisions of Article 5 hereof, and upon return of a properly completed Letter of Transmittal by a registered Former Sunward Shareholder together with certificates, if any, which, immediately prior to the Effective Time represented Sunward Shares and such other documents as the Depositary may require, Former Sunward Shareholders shall be entitled to receive delivery of the certificates representing the NovaCopper Shares.

3.3	No Fractional NovaCopper Shares

In no event shall any holder of Sunward Shares be entitled to a fractional NovaCopper Share. Where the aggregate number of NovaCopper Shares to be issued to a Sunward Shareholder as consideration under this Arrangement would result in a fraction of a NovaCopper Share being issuable, the number of NovaCopper Shares to be received by such Sunward Shareholder shall be rounded down to the nearest whole NovaCopper Share in the event a Sunward Shareholder is entitled to a fractional share representing 0.5 or less of a NovaCopper Share and shall be rounded up to the nearest whole NovaCopper Share in the event a Sunward Shareholder is entitled to a fractional share representing more than 0.5 of a NovaCopper Share.

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ARTICLE 4
DISSENT RIGHTS

4.1	Rights of Dissent

(a)

Pursuant to the Interim Order, Sunward Shareholders may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Sunward Shares in connection with the Arrangement, provided that the written notice setting forth the objection of such registered Sunward Shareholders to the Arrangement and exercise of Dissent Rights must be received by Sunward not later than 5:00 p.m. on the business day that is two (2) business days before the Sunward Meeting or any date to which the Sunward Meeting may be postponed or adjourned and provided further that holders who exercise such Dissent Rights and who:

(i)

are ultimately entitled to be paid fair value for their Sunward Shares, which fair value, notwithstanding anything to the contrary contained in Section 245 of the BCBCA, shall be determined as of the close of business on the day before the Effective Date, shall be deemed to have transferred their Sunward Shares to Sunward as of the Effective Time, without any further act or formality and free and clear of all Liens, in consideration for the payment by Sunward of the fair value thereof, in cash and such Sunward Shares shall be cancelled by Sunward; and

(ii)

are ultimately not entitled, for any reason, to be paid fair value for their Sunward Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Sunward Shares and shall be entitled to receive only the consideration contemplated in Section 3.1(b) hereof that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights and such Sunward Shares shall be cancelled by Sunward;

(b)

in no circumstances shall Sunward, NovaCopper or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is a registered holder of those Sunward Shares in respect of which such rights are sought to be exercised; and

(c)

for greater certainty, in no case shall Sunward, NovaCopper or any other Person be required to recognize Dissenting Shareholders as Sunward Shareholders after the Effective Time, and the names of such Dissenting Shareholders shall be deleted from the register of Sunward Shareholders as of the Effective Time. In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, and for greater certainty, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Sunward Options; (ii) holders of Sunward DSUs; and (iii) Sunward Shareholders who vote, or who have instructed a proxyholder to vote, in favour of the Arrangement Resolution.

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ARTICLE 5
DELIVERY OF CONSIDERATION

5.1	Delivery of Consideration

(a)

Upon surrender to the Depositary for cancellation of a certificate that immediately before the Effective Time represented one or more outstanding Sunward Shares that were exchanged for the Consideration, together with such other documents and instruments as would have been required to effect the transfer of the Sunward Shares formerly represented by such certificate under the BCBCA and the articles of Sunward and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, a certificate representing the NovaCopper Shares.

(b)

After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(a) hereof, each certificate that immediately prior to the Effective Time represented one or more Sunward Shares shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate is entitled to receive in accordance with Section 3.1(b) hereof.

5.2	Lost Certificates

If any certificate, that immediately prior to the Effective Time represented one or more outstanding Sunward Shares that were exchanged for the Consideration in accordance with Section 3.1 hereof, shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the Consideration that such holder is entitled to receive in accordance with Section 3.1 hereof. When authorizing such delivery of Consideration that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom such Consideration is to be delivered shall, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to NovaCopper and the Depositary in such amount as NovaCopper and the Depositary may direct, or otherwise indemnify NovaCopper and the Depositary in a manner satisfactory to NovaCopper and the Depositary, against any claim that may be made against NovaCopper or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles and by-laws of Sunward.

5.3	Distributions with Respect to Unsurrendered Certificates

No dividend or other distribution declared or made after the Effective Time with respect to NovaCopper Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Sunward Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.1 or Section 5.2 hereof. Subject to applicable Law and to Section 5.4 hereof, at the time of such compliance, there shall, in addition to the delivery of Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such NovaCopper Shares.

5.4	Withholding Rights

NovaCopper, Sunward and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any Person hereunder and from all dividends, interest or other distributions otherwise payable to any former Sunward Securityholder such amounts as NovaCopper, Sunward or the Depositary may be required to deduct and withhold therefrom under any provision of applicable Laws in respect of Taxes. To the extent that such amounts are so deducted, withheld and remitted, such amounts shall be treated for all purposes under this Arrangement as having been paid to the Person to whom such amounts would otherwise have been paid.

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5.5	Limitation and Proscription

To the extent that a Former Sunward Shareholder shall not have complied with the provisions of Section 5.1 or Section 5.2 hereof on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such Former Sunward Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof, and the Consideration to which such Former Sunward Shareholder was entitled shall be delivered to NovaCopper by the Depositary and certificates representing NovaCopper Shares forming a portion of the Consideration shall be cancelled by NovaCopper, and the interest of the Former Sunward Shareholder in the Consideration to which it was entitled shall be terminated as of such final proscription date.

5.6	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens.

5.7	Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Sunward Shares and Sunward Options issued prior to the Effective Time, (ii) the rights and obligations of the registered Sunward Shareholders and holders of Sunward Options, and Sunward, NovaCopper, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Sunward Shares, Sunward Options or Sunward shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 6
AMENDMENTS

6.1	Amendments to Plan of Arrangement

(a)

NovaCopper and Sunward reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be: (i) set out in writing; (ii) agreed to in writing by NovaCopper and Sunward; (iii) filed with the Court and, if made following the Sunward Meeting, approved by the Court; and (iv) communicated to Sunward Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Sunward at any time prior to the Sunward Meeting provided that NovaCopper shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the Persons voting at the Sunward Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

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(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Sunward Meeting shall be effective only if: (i) it is consented to in writing by each of NovaCopper and Sunward; (ii) it is filed with the Court (other than amendments contemplated in Section 6.1(d), which shall not require such filing) and (iii) if required by the Court, it is consented to by holders of the Sunward Shares voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by NovaCopper, provided that it concerns a matter that, in the reasonable opinion of NovaCopper, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any Former Sunward Shareholder or former holder of Sunward Options.

(e)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 7
FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out therein.

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SCHEDULE B
ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

1.

The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Sunward Resources Ltd., a corporation existing under the Laws of the Province of British Columbia (“Sunward”), all as more particularly described and set forth in the Management Proxy Circular (the “Circular”) of Sunward dated •, 2015, accompanying the notice of this meeting (as the Arrangement may be, or may have been, modified or amended in accordance with its terms), is hereby authorized, approved and adopted.

2.

The plan of arrangement (the “Plan of Arrangement”), involving Sunward and implementing the Arrangement, the full text of which is set out in Appendix • to the Circular (as the Plan of Arrangement may be, or may have been, modified or amended in accordance with its terms), is hereby authorized, approved and adopted.

3.

The arrangement agreement (the “Arrangement Agreement”) between Sunward and NovaCopper Inc. a corporation existing under the laws of the Province of British Columbia (“NovaCopper”), dated April 22, 2015, and all the transactions contemplated therein, the actions of the directors of Sunward in approving the Arrangement and the actions of the directors and officers of Sunward in executing and delivering the Arrangement Agreement and any amendments thereto are hereby ratified and approved.

4.

Notwithstanding that this resolution has been passed (and the Arrangement approved) by the shareholders of Sunward or that the Arrangement has been approved by the British Columbia Supreme Court, the directors of Sunward are hereby authorized and empowered, without further notice to, or approval of, the securityholders of Sunward:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement; or

(b)	subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.

Any director or officer of Sunward is hereby authorized and directed for and on behalf of Sunward to execute, whether under corporate seal of Sunward or otherwise, any and all documents that are required to be filed with the Registrar under the BCBCA in connection with the Arrangement Agreement or the Plan of Arrangement.

6.

Any one or more directors or officers of Sunward is hereby authorized, for and on behalf and in the name of Sunward, to execute and deliver, whether under corporate seal of Sunward or otherwise, all such agreements, forms waivers, notices, certificate, confirmations and other documents and instruments and to do or cause to be done all such other acts and things as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement, including:

B-1

(a)	all actions required to be taken by or on behalf of Sunward, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

(b)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by Sunward;

(c)	such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

B-2

SCHEDULE C
KEY REGULATORY APPROVALS

Nil

C-1

SCHEDULE D
KEY THIRD PARTY CONSENTS

Nil

D-1

APPENDIX G
NOTICE OF HEARING OF PETITION FOR FINAL ORDER

See attached.

G-1

No. S153865
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE *BUSINESS CORPORATIONS ACT*, S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SUNWARD RESOURCES LTD. AND NOVACOPPER INC.

SUNWARD RESOURCES LTD.

PETITIONER

NOTICE OF HEARING OF PETITION

To: The holders of common shares (the "**Sunward Shareholders**") of Sunward Resources Ltd. ("**Sunward**"), the holders of outstanding options to acquire common shares of Sunward and the holders of deferred share units in Sunward.

NOTICE IS HEREBY GIVEN that a Petition has been filed by the Petitioner, Sunward in the Supreme Court of British Columbia (the "**Court**") for approval of a plan of arrangement (the "**Arrangement**"), pursuant to the *British Columbia Business Corporations Act*, S.B.C., c. 57, as amended (the "**BCBCA**");

AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application, pronounced by the Court on May 12, 2015, the Court has given directions as to the calling of a special meeting of the Sunward Shareholders, for the purpose of, among other things, considering, voting upon and approving the Arrangement;

AND NOTICE IS FURTHER GIVEN that an application for a Final Order approving the Arrangement and for a determination that the terms of the Arrangement are fair and reasonable, procedurally and substantively, to all those who will receive consideration shall be made before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on June 17, 2015, at 9:45 am (Vancouver time), or as soon thereafter as counsel may be heard (the "**Final Application**").

AND NOTICE IS FURTHER GIVEN that the Final Order approving the Arrangement will, if made, serve as the basis of an exemption from the registration requirements of the United States *Securities Act of 1933*, as amended, pursuant to Section 3(a)(10) thereof with respect to securities issued under the Arrangement.

IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the hearing of the Final Application if

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such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition ("**Response**") in the form prescribed by the Supreme Court Civil Rules and delivered a copy of the filed Response, together with all affidavits and other material on which such person intends to rely at the hearing of the Final Application, including an outline of such person's proposed submissions, to the Petitioner at its address for delivery set out below by or before 4:00 p.m. (Vancouver time) on June 15, 2015.

The Petitioner's address for delivery is:

Farris, Vaughan, Wills & Murphy LLP
Barristers & Solicitors
2500 – 700 West Georgia Street
Vancouver, British Columbia, V7Y 1B3
Telephone: (604) 684-9151
Facsimile: (604) 661-9349

Attention: Teresa M. Tomchak

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of "Response" as aforesaid. You may obtain a form of "Response" at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

AT THE HEARING OF THE FINAL APPLICATION the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

IF YOU DO NOT FILE A RESPONSE and attend either in person or by counsel at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the shareholders of the Petitioner.

A copy of the Petition, affidavits and other documents in the proceeding will be furnished to any person receiving this Notice upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out above.

Date: May 12, 2015

Signature of lawyer for Petitioner
Teresa M. Tomchak

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APPENDIX H
INTERIM ORDER

See attached.

H-1

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

MAY 1 2 2015

ENTERED

No. S=153865
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE *BUSINESS CORPORATIONS ACT*,
S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
SUNWARD RESOURCES LTD. AND
NOVACOPPER INC.

SUNWARD RESOURCES LTD.

PETITIONER

INTERIM ORDER MADE AFTER APPLICATION

BEFORE Master Baker	)	The 12th day of May, 2015
	)	
	)	

ON THE APPLICATION of the Petitioner, Sunward Resources Ltd. ("**Sunward**"), for an Interim Order pursuant to its Petition filed on May 12, 2015.

[x] without notice coming on for hearing at Vancouver, British Columbia on May 12, 2015. and on hearing Teresa M. Tomchak, counsel to Sunward and upon reading the Petition herein, the Affidavit #1 of Philip O'Neill sworn on May 11, 2015 filed herein (the "**O'Neill Affidavit**"); and upon being advised that it is the intention of NovaCopper Inc. ("**NovaCopper**") to rely upon Section 3(a)(10) of the United States Securities Act of 1933 (the "**1933 Act**") as a basis for an exemption from the registration requirements of the 1933 Act with respect to securities of Sunward issued under the proposed Plan of Arrangement based upon the Court's approval of the Arrangement.

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THIS COURT ORDERS THAT:

DEFINITIONS

1. As used in this Interim Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the Notice of Special Meetings and Joint Management Information Circular Concerning an Arrangement Involving NovaCopper Inc. and Sunward Resources Ltd. (the "**Circular**") attached as Exhibit "A" to the O'Neill Affidavit.

SPECIAL MEETING

2. Pursuant to sections 186 and 288-291 of the *British Columbia Business Corporations Act*, S.B.C. 2002, c. 57 as amended (the "**BCBCA**"), Sunward is authorized and directed to call, hold and conduct a special meeting (the "**Meeting**") of the holders of common shares (the "**Sunward Shareholders**") in the capital of Sunward to be held at 10:00 a.m. on June 15, 2015 at 2500, 700 West Georgia Street, Vancouver, British Columbia and described in the Circular, to:

(b) transact such further and other business as may properly be brought before the Meeting or any adjournment thereof.

3. The Meeting shall be called, held and conducted in accordance with the BCBCA, the articles of Sunward and the Circular subject to the terms of this Interim Order, and any further Order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order.

ADJOURNMENT

4. Sunward, if it deems advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Sunward Shareholders respecting the adjournment or postponement and without the need for approval of the Court. Notice of any such adjournments

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or postponements shall be given by press release, news release, newspaper advertisement, or by notice sent to Sunward Shareholders by one of the methods specified in paragraph 9 of this Interim Order.

5. The Record Date (as defined in paragraph 7 below) shall not change in respect of adjournments or postponements of the Meeting.

AMENDMENTS

6. Prior to the Meeting, Sunward is authorized to make such amendments, revisions or supplements to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement without any additional notice to the Sunward Shareholders, and the Arrangement and the Plan of Arrangement as so amended, revised and supplemented shall be the Arrangement and Plan of Arrangement submitted to the Meeting, and the subject of the Arrangement Resolution.

RECORD DATE

7. The record date for determining the Sunward Shareholders entitled to receive notice of, attend and vote at the Meeting shall be May 11, 2015 (the "**Record Date**"), or such other date as the Board of Directors of Sunward (the "**Board**") may determine and as disclosed to Sunward Shareholders in the manner the Board sees fit.

NOTICE OF SPECIAL MEETING

8. The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290 of the BCBCA, and Sunward shall not be required to send to the Sunward Shareholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA.

9. The Circular, form of proxy and Notice of Hearing of Petition (collectively, the "**Meeting Materials**") in substantially the same form as contained in Exhibits "A", "B" and "C" to the O'Neill Affidavit, with such deletions, amendments or additions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such deletions, amendments or additions are not inconsistent with the terms of this Interim Order, shall be sent to:

(a) the Sunward Shareholders, such Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Meeting (excluding the date of mailing,

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delivery or transmittal and the date of the Meeting) by one or more of the following methods:

(i) by prepaid ordinary or air mail addressed to the Sunward Shareholder at his, her or its address as it appears on the applicable securities registers of Sunward as at the Record Date;

(ii) by delivery in person to the addressee specified in paragraph 9 (a)(i) above; or

(iii) by email or facsimile transmission to any Sunward Shareholder who identifies himself, herself or itself to the satisfaction of Sunward, acting through its representatives, who requests such email or facsimile transmission and then in accordance with such request;

(b) the directors and auditors of Sunward, by sending the Meeting Materials by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal and the date of the Meeting; and

(c) in the case of non-registered Sunward Shareholders, by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to both non-objecting beneficial owners and objecting beneficial owners in accordance with National Instrument 54-101 – *Communications with Beneficial Owners of Securities of a Reporting Issuer*, and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting and Sunward 's application for the Final Order.

10. The Circular, including the Notice of Hearing of Petition (the "**Notice Materials**") in substantially the same form as contained in Exhibits "A" and "C" to the O'Neill Affidavit, with such deletions, amendments or additions thereto as counsel for the Petitioner **may** advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be sent to both the holders of outstanding options to purchase Sunward Shares ("**Sunward Optionholders**") and the holders of deferred share units in Sunward ("**Sunward DSU Holder**", and collectively with the Sunward Shareholders and Sunward

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Optionholders, the "**Sunward Securityholders**"), and in accordance with the methods of delivery set out at paragraph 9 of this Interim Order, not later than twenty-one (21) days prior to the date of the Meeting and that such mailing, delivery and distribution shall constitute good and sufficient notice of Sunward's application for the Final Order.

11. Accidental failure of, or omission, or delay by Sunward to give notice to any one or more Sunward Securityholders or delay, or the non-receipt of such notice by one or more Sunward Securityholders, or any failure or omission to give such notice as a result of events beyond the reasonable control of Sunward (including, without limitation, any inability to use postal services), will not constitute a breach of this Interim Order or a defect in the calling of the Meeting, and will not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Sunward, then it will use reasonable best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

12. Provided that notice of the Meeting is given and the Meeting Materials and Notice Materials are provided to the Sunward Securityholders, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the meeting is waived.

DEEMED RECEIPT OF NOTICE

13. The Meeting Materials and Notice Materials shall be deemed, for the purposes of this Interim Order, to have been received:

(a) in the case of mailing pursuant to paragraph 9(a)(i) above, the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(b) in the case of delivery in person pursuant to paragraph 9(a)(ii) above, the day following personal delivery or, in the case of delivery by courier, the day following delivery to the person's address in paragraph 9 above; and

(c) in the case of any means of transmitted, recorded or electronic communication pursuant to paragraph 9(a)(iii) above, when dispatched or delivered for dispatch.

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UPDATING MEETING MATERIALS

14. Notice of any amendments, updates or supplement to any of the information provided in the Meeting Materials or Notice Materials may be communicated to the Sunward Securityholders by press release, news release, newspaper advertisement or by notice sent to the Sunward Securityholders by any of the means set forth in paragraph 9 herein, as determined to be the most appropriate method of communication by the Board of Directors of Sunward.

QUORUM AND VOTING

15. As set forth in the articles of Sunward, the quorum for the Meeting will be two persons who are, or represent by proxy, shareholders holding, in the aggregate, at least five percent (5%) of the issued Sunward Shares entitled to vote at the meeting.

16. The vote required to pass the Arrangement Resolution will be:

17. In all other respects, the terms, restrictions and conditions of the articles of Sunward will apply in respect of the Meeting.

PERMITTED ATTENDEES

18. The only persons entitled to attend the Meeting shall be the registered Sunward Shareholders or their respective proxyholders as of the Record Date, Sunward's directors, officers, auditors, advisors and any other person admitted on the invitation of the Chair or with

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the consent of the Meeting, and the only persons entitled to be represented and to vote at the Meeting shall be the registered Sunward Shareholders or their respective proxyholders as at the close of business on the Record Date.

SCRUTINEERS

19. A representative of Sunward's registrar and transfer agent (or any agent thereof) is authorized to act as scrutineer for the Meeting.

SOLICITATION OF PROXIES

20. Sunward is authorized to use the form of proxy in connection with the Meeting in substantially the same form as attached as Exhibit "B" to the O'Neill Affidavit and Sunward may in its discretion waive generally the time limits for deposit of proxies by Sunward Shareholders if the Chair deems it reasonable to do so. Sunward is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

21. The procedure for the use of proxies at the Meeting shall be as set out in the Meeting Materials.

DISSENT RIGHTS

23. Registered Sunward Shareholders will be the only Sunward Securityholders entitled to exercise rights of dissent. A beneficial holder of Sunward Shares registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered Sunward Shareholder to dissent on behalf of the beneficial holder of Sunward Shares or, alternatively, make arrangements to become a registered Sunward Shareholder.

24. In order for a Sunward Shareholder to exercise such right of dissent (the "**Dissent Right**"):

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(a) a Dissenting Sunward Shareholder must deliver a written notice of dissent which must be received by Sunward at Suite 1410, 1090 West Georgia Street, by 10:00 a.m. on June 11, 2015 or, in the case of any adjournment or postponement of the Meeting, the date which is two business days prior to the date of the Meeting; a vote against the Arrangement Resolution or an abstention will not constitute written notice of dissent;

(b) a Dissenting Sunward Shareholder must not have voted his, her or its Sunward Shares at the Meeting, either by proxy or in person, in favor of the Arrangement Resolution;

(d) the exercise of such Dissent Right must otherwise comply with the requirements of sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order.

25. Subject to further order of this Court, the rights available to the Sunward Shareholders under the BCBCA and the Arrangement to dissent from the Arrangement will constitute full and sufficient rights of dissent for the Sunward Shareholders with respect to the Arrangement.

26. Notice to the Sunward Shareholders of their Dissent Right with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Circular to be sent to Sunward Shareholders in accordance with this Interim Order.

APPLICATION FOR FINAL ORDER

27. Upon the approval, with or without variation, by the Sunward Shareholders of the Arrangement, in the manner set forth in this Interim Order, Sunward may apply to this Court for, *inter alia*, an Order:

(a) pursuant to BCBCA Sections 291(4)(a) and 295 approving the Arrangement; and

(b) pursuant to BCBCA Sections 291(4)(a) declaring that the terms and conditions of the Arrangement are procedurally and substantively fair to Sunward Securityholders and reasonable.

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(collectively, the "**Final Order**"),

and that the hearing of the Final Order will be held on June 17, 2015 at 9:45 a.m. at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as this Court may direct.

28. The form of Notice of Hearing of Petition is hereby approved as the form of Notice of Proceedings for such approval. Any Sunward Securityholder or creditor of Sunward has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order.

29. Any Sunward Securityholder or creditor of Sunward seeking to appear at the hearing of the application for the Final Order shall:

(a) file and deliver a Response in the form prescribed by the *Rules of Court*, and a copy of all materials upon which they intend to rely, to the Petitioner's solicitors at:

FARRIS, VAUGHAN, WILLS & MURPHY LLP
Barristers & Solicitors
2500 – 700 West Georgia Street
Vancouver, B.C. V7Y 1B3
Attention: Teresa M. Tomchak

by or before 4:00 p.m. (Vancouver time) on June 15, 2015, or as the Court may otherwise direct.

30. Sending the Notice of Hearing of Petition and this Interim Order in accordance with paragraphs 9 and 10 of this Order shall constitute good and sufficient service of this proceeding and no other form of service need be made and no other material need be served on persons in respect of these proceedings. In particular, service of the Petition herein and the accompanying Affidavit and additional Affidavits as may be filed, is dispensed with.

31. In the event the hearing for the Final Order is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need be provided with notice of the adjourned hearing date and any filed materials.

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VARIANCE

32. The Petitioner shall be entitled, at any time, to apply to vary this Interim Order or for such further order or orders as may be appropriate.

33. To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, applicable Securities Laws or the articles of Sunward, this Interim Order will govern.

34. Rules 8-1 (apart from the requirement for an Application Record) and 16-1(8)-(12) of the *Supreme Court Civil Rules* are dispensed for the purposes of any further application to be made pursuant to this Petition.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of lawyer for Petitioner
Teresa M. Tomchak

BY THE COURT.

REGISTRAR

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No.____________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE *BUSINESS CORPORATIONS ACT*, S.B.C. 2002, c. 57, AS AMENDED

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING SUNWARD RESOURCES LTD. AND NOVACOPPER INC.

SUNWARD RESOURCES LTD.

PETITIONER

INTERIM ORDER MADE AFTER APPLICATION

TMT/cn/aj

File no.: 88888-0001-0000

FARRIS, VAUGHAN, WILLS & MURPHY LLP
Barristers & Solicitors
2500 – 700 West Georgia Street
Vancouver, B.C. V7Y 1B3
AttentionTeresa M. Tomchak

Telephone: (604) 684-9151

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APPENDIX I
SUNWARD FAIRNESS OPINION

See attached

I-1

April 21, 2015

The Special Committee of Independent Directors of Sunward Resources Ltd.
Suite 1410, 1090 West Georgia Street
Vancouver, BC
V6E 3V7

Dear Sirs,

Cormark Securities Inc. (“Cormark”) understands that Sunward Resources Ltd. (“Sunward” or the “Company”) and NovaCopper Inc. (“NovaCopper”) intend to enter into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which NovaCopper will acquire all of the issued and outstanding common shares of Sunward by way of a court approved plan of arrangement (the “Arrangement”). Under the terms of the Arrangement, Sunward shareholders will receive 0.3 (the “Exchange Ratio”) of a NovaCopper common share (a “NovaCopper Share”) for each Sunward common share (a “Sunward Share”), representing the equivalent of C$0.237 per Sunward Share and a premium of 149.5% based on the closing prices of the NovaCopper Shares and the Sunward Shares on the Toronto Stock Exchange (“TSX”) on April 21, 2015 and a premium of 124.7% based on the 20-day volume-weighted-average-price (“VWAP”) of the NovaCopper Shares and the Sunward Shares on the TSX as of April 21, 2015. The Exchange Ratio implies a total transaction value of approximately C$35 million on a fully-diluted in the money basis. The specific terms and conditions of, and other matters relating to, the Arrangement will be outlined in a management information circular of Sunward to be mailed to shareholders of Sunward (the “Circular”).

Cormark has been retained by the special committee of independent directors (the “Special Committee”) of the board of directors (the “Board”) of the Company to prepare and deliver an opinion in accordance with Canadian disclosure standards as to the fairness of the Arrangement, from a financial point of view, to the shareholders of Sunward (the “Fairness Opinion”). For the purposes of the Fairness Opinion, Cormark has assumed that the transaction will be completed in accordance with Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions, having regard to all of the elements of the transaction, including, receiving the majority of the minority votes if necessary.

CORMARK’S ENGAGEMENT

Cormark was initially contacted by the Special Committee to provide them with a Fairness Opinion on a potential transaction involving NovaCopper and Sunward on March 25, 2015. Cormark was formally retained by the Special Committee pursuant to an engagement letter dated April 1, 2015 (the “Engagement Letter”). The terms of the Engagement Letter provide that Cormark is to be paid a fee on delivery of the Fairness Opinion (the “Fairness Opinion Fee”), and that such fee is not contingent in whole or in part on the success of the Arrangement or on the conclusions reached in the Fairness Opinion. In addition, Cormark is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by the Company, in certain circumstances, against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services under the Engagement Letter.

CREDENTIALS OF CORMARK

Cormark is an independent Canadian investment dealer providing investment research, equity sales and trading and investment banking services to a broad range of institutions and corporations. Cormark has participated in a significant number of transactions involving public and private companies, maintains a particular expertise advising companies in the global mining sector and has extensive experience in preparing fairness opinions.

The Fairness Opinion represents the opinion of Cormark and its form and content have been approved for release by a committee of senior investment banking professionals of Cormark, each of whom is experienced in merger, acquisition, divestiture, valuation, fairness opinion and other capital markets matters.

INDEPENDENCE OF CORMARK

Neither Cormark, nor any of its affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (British Colombia)) of NovaCopper, Sunward, or any of their respective associates or affiliates (collectively, the “Interested Parties”).

Cormark has not been engaged to provide any financial advisory services nor has it participated in any underwriting involving NovaCopper, Sunward, or any of their associates or affiliates during the 24-month period preceding the date Cormark was first contacted in respect of the Arrangement with the exception of acting as co-bookrunner on NovaCopper’s withdrawn US$10 million common share offering in February 2014.

Cormark acts as a trader and dealer, both as principal and agent, in all major financial markets in Canada and, as such, may have had, may have, and may in the future have, positions in the securities of NovaCopper or other Interested Parties and, from time to time, may have executed or may execute transactions on behalf of such entities or other clients for which it may have received or may receive compensation. As an investment dealer, Cormark conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Arrangement, NovaCopper, or other Interested Parties.

There are no understandings, agreements or commitments between Cormark and NovaCopper, Sunward or any other Interested Party with respect to any future financial advisory or investment banking business. Cormark may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for NovaCopper, Sunward or any other Interested Party.

SCOPE OF REVIEW

In connection with preparing the Fairness Opinion, Cormark has reviewed, relied upon (without verifying or attempting to verify independently the completeness or accuracy thereof) or carried out, among other things, the following:

a)	an executed LOI dated March 30, 2015

b)	a draft Arrangement Agreement dated April 14, 2015;

c)	an annual information form of Sunward for the year ended March 31, 2014;

d)	audited annual financial statements and management’s discussion and analysis of Sunward for each of the years ended March 31, 2014, March 31, 2013 and March 31, 2012;

e)	quarterly financial statements and management’s discussion and analysis of Sunward for the quarters ended December 31, 2014, September 30, 2014, June 30, 2014 and December 31, 2013;

f)	audited annual financial statements and management’s discussion and analysis of NovaCopper for each of the years ended November 30, 2011, November 30, 2012 and November 30, 2013;

g)	annual report of NovaCopper for the year ended November 30, 2014;

h)	quarterly financial statements and management’s discussion and analysis of NovaCopper for the quarters ended February 28, 2015, August 31, 2014, May 31, 2014 and February 28, 2014;

2

i)	a Sunward internal memorandum titled: Titiribi Desktop Study (Dated: March 10, 2014)

j)	a technical report titled: TECHNICAL REPORT ON THE TITIRIBI PROJECT, DEPARTMENT OF ANTIOQUIA COLOMBIA (Dated: September 9, 2013);

k)	a technical report titled: NI 43-101 Technical Report on the Bornite Project, Northwest Alaska, USA (Dated: March 18, 2014);

l)	a technical report titled: PRELIMINARY ECONOMIC ASSESSMENT REPORT ON THE ARCTIC PROJECT, AMBLER MINING DISTRICT, NORTHWEST ALASKA (Dated: September 12, 2013);

m)	confidential information made available by Sunward and NovaCopper concerning the business, operations, assets, liabilities and prospects of the companies;

n)	meetings and discussions with the Board and certain directors of the Company;

o)	due diligence meetings with senior executives of the Company and NovaCopper concerning the past and current operations and financial condition and the prospects of the Company and NovaCopper;

p)

public information (including corporate presentations and that information prepared by industry research analysts) related to the business, operations, financial performance and trading history of the Company and other selected mining companies, as we considered relevant;

q)	public information with respect to precedent transactions of a comparable nature which we considered relevant; and

r)	such other information, made such other investigations, prepared such other analyses and had such other discussions as we considered appropriate in the circumstances.

Cormark has had full access to and cooperation from the senior officers of Sunward and has not, to the best of its knowledge, been denied access by the Company to any information requested by Cormark.

PRIOR VALUATIONS

The Company has represented to Cormark that there have been no independent appraisals or valuations (as defined in MI 61-101) or material non-independent appraisals or valuations relating to the Company or any of its subsidiaries on any of their respective material assets or liabilities which have been prepared as of a date within the preceding 24 months that otherwise have not been provided to Cormark.

ASSUMPTIONS AND LIMITATIONS

Cormark has not been asked to prepare and has not prepared a formal valuation of the Company, NovaCopper or any of their respective securities or assets, and the Fairness Opinion should not be construed as such. Cormark has, however, conducted such analyses as it considered necessary in the circumstances. In addition, the Fairness Opinion is not, and should not be construed as, advice as to the price at which the NovaCopper or Sunward shares may trade at any future date. Cormark similarly was not engaged to review any legal, tax or accounting aspects of the Arrangement. Cormark has relied upon, without independent verification or investigation, the assessment by the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, the Fairness Opinion does not address the relative merits of the Arrangement as compared to any other transaction involving the Company, the prospects or likelihood of any alternative transaction or any other possible transaction involving the Company, its assets or its securities.

3

With the approval of the Special Committee and as is provided for in the Engagement Letter, Cormark has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from public sources or provided to it by or on behalf of the Company and its directors, officers, agents and advisors or otherwise (collectively, the “Information”) and Cormark has assumed that this Information does not omit any material fact or any fact necessary to be stated to make that Information not misleading. The Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of such Information including the absence of any undisclosed material change. Subject to the exercise of professional judgment and except as expressly described herein, Cormark has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information.

With respect to financial and operating forecasts, projections, estimates and/or budgets provided to Cormark and used in the analyses supporting the Fairness Opinion, Cormark has noted that projecting future results of any company is inherently subject to uncertainty. Cormark has assumed that such forecasts, projections, estimates and/or budgets were reasonably prepared consistent with industry practice on a basis reflecting the best currently available assumptions, estimates and judgments of management of the Company as to the future financial performance of NovaCopper and Sunward and are (or were at the time and continue to be) reasonable in the circumstances. In rendering the Fairness Opinion, Cormark expresses no view as to the reasonableness of such forecasts, projections, estimates and/or budgets or the assumptions on which they are based.

Senior officers of the Company have represented to Cormark in a certificate delivered as of the date hereof, among other things, that: (a) the Information provided by, or on behalf, of the Company or any of its affiliates or its representatives and agents to Cormark for the purpose of preparing the Fairness Opinion was, at the date such information was provided to Cormark, and is now, complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of the Company and its affiliates or the Arrangement and did not and does not omit a material fact in relation to the Company and its affiliates or the Arrangement necessary to make the Information not misleading in light of the circumstances under which it was provided; (b) since the dates on which the Information was provided to Cormark, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company and its affiliates and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Fairness Opinion; (c) to the best of the Company’s knowledge, information and belief after due inquiry, there are no independent appraisals or valuations or material non-independent appraisals or valuations relating to the Company or any of its affiliates or any of their respective material assets or liabilities which have been prepared as of a date within the two years preceding the date hereof and which have not been provided to Cormark; and (d) since the dates on which the Information was provided to Cormark by the Company, no material transaction has been entered into by the Company or any of its affiliates which has not been disclosed in complete detail to Cormark.

This Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Company and its affiliates, as they were reflected in the Information and as they have been represented to Cormark in discussions with management of the Company. In its analyses and in preparing the Fairness Opinion, Cormark has made certain assumptions with respect to expected industry performance, general business and economic conditions and other matters, most of which are beyond the control of Cormark or any party involved in the Arrangement. Cormark believes these assumptions are reasonable under the current circumstances; however, actual future results may demonstrate that certain assumptions were incorrect.

In preparing the Fairness Opinion, Cormark has also assumed that the disclosure provided or incorporated by reference in the Circular and any other documents prepared in connection with the Arrangement will be accurate in all material respects and will comply with the requirements of all applicable laws, that all of the conditions required to implement the Arrangement will be met, that the procedures being followed to implement the Arrangement are valid and effective, and that the Circular will be distributed to Sunward shareholders in accordance with applicable laws.

The Fairness Opinion has been prepared in accordance with Canadian disclosure standards for the exclusive use of the Special Committee in connection with the Arrangement. The Fairness Opinion may not be used by any person

4

or relied upon by any person other than the Special Committee and may not be used or relied upon by the Special Committee for any purpose other than the purpose hereinbefore stated, without the express prior written consent of Cormark. Except as contemplated herein, the Fairness Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without our prior written consent. Cormark hereby consents to the reference to Cormark and the reference to and reproduction of this Fairness Opinion in the Circular prepared in connection with the Arrangement for delivery to Sunward shareholders and filing with the securities commissions or similar regulatory authorities in each province and territory of Canada.

Cormark believes that the Fairness Opinion must be considered and reviewed as a whole and that selecting portions of the stated analyses or factors considered by Cormark, without considering all the stated analyses and factors together, could create a misleading view of the process underlying, or the scope of the Fairness Opinion. The preparation of a fairness opinion of this nature is a complex process and is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Fairness Opinion is not to be construed as a recommendation to any Sunward shareholder as to whether or not to vote in favour of the Arrangement.

The Fairness Opinion is given as of the date hereof and Cormark disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to Cormark’s attention after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, Cormark reserves the right to change, modify or withdraw the Fairness Opinion.

The Fairness Opinion has been prepared in accordance with the Disclosure Standards for Fairness Opinions of the Investment Industry Regulatory Organization of Canada (“IIROC”), but IIROC has not been involved in the preparation or review of the Fairness Opinion.

FAIRNESS OPINION

Based upon and subject to the foregoing, Cormark is of the opinion that, as at of the date hereof, the Arrangement is fair, from a financial point of view, to the shareholders of Sunward.

Yours very truly,

CORMARK SECURITIES INC.

5

APPENDIX J
NOVACOPPER FAIRNESS OPINION

See attached.

J-1

April 21, 2015

The Special Committee of the Board of Directors
NovaCopper Inc.
Suite 1950 – 777 Dunsmuir Street
Vancouver, BC
V7Y 1K4

To the Special Committee of the Board of Directors:

Haywood Securities Inc. (the “Advisor” or “Haywood Securities”) understands that NovaCopper Inc. (the “Corporation” and which term shall, to the extent required or appropriate in the context, include the affiliates of the Corporation) and Sunward Resources Ltd. (“Sunward”) have agreed to enter into a plan of arrangement transaction (the “Transaction”) pursuant to which the Corporation will acquire all of the outstanding shares of Sunward in exchange for 0.30 shares of the Corporation for each share of Sunward held (the “Exchange Ratio”), including the automatic vesting of Sunward’s outstanding deferred share units and exchange into shares of the Corporation at the Exchange Ratio, on terms and conditions more fully set forth in the arrangement agreement dated April 22, 2015 between the Corporation and Sunward (the “Arrangement Agreement” and which term shall include the schedules attached thereto). The Transaction will be described in detail in a joint management proxy circular (the “Circular”) to be prepared by the Corporation and Sunward and sent to the shareholders of the Corporation and Sunward.

The Special Committee of the Board of Directors of the Corporation (the “Board of Directors”) has engaged Haywood Securities to render an opinion (this “Fairness Opinion”) as to the fairness, from a financial point of view, of the consideration to be paid by the Corporation in connection with the Transaction. Haywood Securities has not prepared a valuation of either the Corporation, or Sunward, or any of their respective securities or assets and this Fairness Opinion should not be construed as such.

Engagement

The Corporation initially contacted Haywood Securities regarding a potential advisory assignment on March 9, 2015 and Haywood Securities was formally engaged by the Special Committee of the Board of Directors pursuant to an agreement dated March 13, 2015 between the Corporation and Haywood Securities (the “Advisory Agreement”). Under the Advisory Agreement, Haywood Securities agreed to render an opinion to the Special Committee of the Board of Directors with respect to the fairness, from a financial point of view, of the consideration to be paid by the Corporation in connection with the Transaction. Following the review of the terms of the Transaction by Haywood Securities, Haywood Securities rendered its oral opinion to the Special Committee of the Board of Directors as to the fairness, from a financial point of view, of the consideration to be paid by the Corporation in connection with the Transaction. This Fairness Opinion confirms the oral opinion rendered by Haywood Securities to the Special Committee of the Board of Directors on April 21, 2015.

The terms of the Advisory Agreement provide that Haywood Securities is to be paid a fee for its services under the Advisory Agreement. The Corporation has also agreed to reimburse Haywood Securities for its reasonable out-of-pocket expenses and to indemnify Haywood Securities in respect of certain liabilities that might arise out of our engagement. The fee payable to Haywood Securities is not contingent in whole or in part on the outcome of the Transaction or on the conclusions reached in the Fairness Opinion.

Independence of Haywood Securities

Haywood Securities is not an insider, associate, or affiliate of the Corporation or Sunward or any of their respective associates or affiliates. Haywood Securities has not entered into any other agreements or arrangements with the Corporation or Sunward or any of their affiliates with respect to any future dealings. During the two year period ended April 21, 2015, Haywood Securities has received no compensation for financial advisory and/or underwriting services provided to NovaCopper or Sunward.

Haywood Securities acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Corporation and/or Sunward or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, Haywood Securities conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Corporation or Sunward or the Transaction.

Credentials of Haywood Securities

Haywood Securities is one of Canada's leading independent investment dealers with operations in corporate finance, equity sales and trading and investment research. The opinion expressed herein is the opinion of Haywood Securities, and the individuals primarily responsible for preparing this opinion are professionals of Haywood Securities experienced in merger, acquisition, divestiture and fairness opinion matters. The form and content of this Opinion has been reviewed and approved by certain senior officers of Haywood Securities.

Scope of Review and Approach to Analysis

In connection with rendering the Fairness Opinion, we have reviewed and relied upon, or carried out, among other things, the following:

(a)	reviewed the draft Arrangement Agreement and Plan of Arrangement between the Corporation and Sunward concerning the proposed Transaction, dated April 20, 2015;

(b)	reviewed the audited consolidated financial statements of the Corporation for the financial years ended November 30, 2014 and 2013;

(c)	reviewed the Management's Discussion and Analysis of the Corporation for the financial years ended November 30, 2014 and 2013;

(d)	reviewed the unaudited consolidated financial statements of the Corporation for the financial quarters ended August 31, 2014, May 31, 2014 and February 28, 2014;

(e)	reviewed the Management's Discussion and Analysis of the Corporation for the financial quarters ended August 31, 2014, May 31, 2014 and February 28, 2014;

(f)	reviewed the Annual Report of the Corporation for the financial years ended November 30, 2014 and 2013

(g)	reviewed the Management Information Circular of the Corporation dated March 27, 2015;

(h)	reviewed the audited consolidated financial statements of Sunward for the financial years ended March 31, 2014 and 2013;

(i)	reviewed the Management's Discussion and Analysis of Sunward for the financial years ended March 31, 2014 and 2013;

(j)	reviewed the unaudited consolidated financial statements of Sunward for the financial quarters ended December 31, 2014, September 30, 2014 and June 30, 2014;

(k)	reviewed the Management's Discussion and Analysis of Sunward for the financial quarters ended December 31, 2014, September 30, 2014 and June 30, 2014;

(l)	reviewed the Annual Information Form of Sunward for the financial years ended March 31, 2014 and 2013;

(m)	reviewed public information relating to the business, financial condition and trading history of each of the Corporation and Sunward and other select public companies we considered relevant;

(n)	reviewed 43-101 compliant technical reports of each of the Corporation and Sunward;

(o)	reviewed certain historical financial information and operating data concerning the Corporation and Sunward;

(p)

reviewed certain projected financial and operating information, including without limitation, budgets, financial forecasts and internal mine models, which were prepared and provided by the Corporation;

(q)

reviewed certain internal documents, including without limitation, internal management forecasts, management reports, site visit memos, and tax due diligence reports, which were prepared and provided by the Corporation;

(r)

reviewed historical market prices and valuation multiples for the common shares of the Corporation and the common shares of Sunward and compared such prices and multiples with those of certain publicly traded companies that we deemed relevant for the purposes of our analysis;

(s)

reviewed the financial results of the Corporation and Sunward and compared them with publicly available financial data concerning certain publicly traded companies that we deemed to be relevant for the purposes of our analysis;

(t)	reviewed publicly available financial data for merger and acquisition transactions that we deemed comparable for the purposes of our analysis;

(u)

compared the consideration to be paid by the Corporation to the value per common share of the Corporation implied by analyses of market multiples of comparable companies, implied multiples paid in comparable transactions and net asset value analysis incorporating the discounted cash flow methodology;

(v)	reviewed certain industry and analyst reports and statistics that we deemed relevant for the purposes of our analysis;

(w)	reviewed certain other internal information, prepared for and by the Corporation; and

(x)

reviewed and considered such other financial, market, technical and industry information, and conducted such other investigations, analyses and discussions (including discussions with senior management of the Corporation) as we considered relevant and appropriate in the circumstances.

In our assessment, we considered several techniques and used a blended approach to determine our opinion on the Transaction. We based this Fairness Opinion upon a number of quantitative and qualitative factors.

Haywood Securities has not, to the best of its knowledge, been denied access by the Corporation to any information under its control requested by Haywood Securities. Haywood Securities did not meet with the auditors of the Corporation or Sunward and has assumed the accuracy and fair presentation of and relied upon the audited consolidated financial statements of each of the Corporation and Sunward and the reports of the auditor thereon.

Assumptions and Limitations

With the approval and agreement of the Special Committee of the Board of Directors, we have relied upon and assumed, without assuming responsibility or liability for independent verification, the completeness, accuracy and fair presentation of all financial information, business plans, financial analyses, forecasts and other information, data, advice, opinions and representations obtained by us from public sources, or provided to us by the Corporation or Sunward, their respective subsidiaries, directors, officers, associates, affiliates, consultants, advisors and representatives relating to the Corporation, Sunward, their respective subsidiaries, associates and affiliates, and to the Transaction. The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to or, subject to the exercise of professional judgment, attempted to verify independently the completeness, accuracy or fair presentation of any such information, data, advice, opinions and representations. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Corporation or Sunward under any provincial or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or the facilities of the Corporation or Sunward.

With respect to any financial analyses, forecasts, projections, estimates and/or budgets provided to Haywood Securities and used in its analyses, Haywood Securities notes that projecting future results of any company is inherently subject to uncertainty. Haywood Securities has assumed, however, that such financial analyses, forecasts, projections, estimates and/or budgets were prepared using the assumptions identified therein and that such assumptions reflect the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Corporation. We express no view as to such financial analyses, forecasts, projections, estimates and/or budgets or the assumptions on which they were based.

We have also assumed that the Transaction will have the tax consequences described in the Arrangement Agreement. In preparing the Fairness Opinion, we have made several assumptions, including that all of the conditions required to complete the Transaction will be met and that the disclosure provided in the Circular with respect to the Corporation, Sunward and their respective subsidiaries and affiliates and the Transaction will be accurate in all material respects. We do not express any view on, and our opinion does not address, the fairness of the Transaction to, or any consideration received in connection therewith by, any of the officers, directors or employees of the Corporation or Sunward, or any class of such persons in connection with the Transaction, whether relative to the Exchange Ratio pursuant to the Agreement or otherwise.

We have relied as to all legal matters relevant to rendering our opinion upon advice of counsel. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Corporation or Sunward or on the contemplated benefits of the Transaction.

The Fairness Opinion is rendered as at the date hereof and on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of the Corporation as they are reflected in the information provided by the Corporation and as they were represented to us in our discussions with the management of the Corporation. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which the common shares of the Corporation or Sunward will trade at any future time. In our analyses and in connection with the preparation of the Fairness Opinion, we made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Haywood Securities and any party involved in the Transaction.

We have not been asked to prepare and have not prepared a valuation of the Corporation or Sunward or any of the securities or assets thereof and our opinion should not be construed as a “formal valuation” (within the meaning of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions).

This Fairness Opinion is provided for the use of the Special Committee of the Board of Directors of the Corporation only and may not be disclosed, referred or communicated to, or relied upon by, any third party without our prior written approval. Haywood Securities consents to the inclusion of this Fairness Opinion in the Circular. Haywood Securities disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to the attention of Haywood Securities after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, Haywood Securities reserves the right to change, modify or withdraw the Fairness Opinion.

Haywood Securities believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying this Fairness Opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

Fairness Conclusion

Based on and subject to the foregoing and such other factors as Haywood Securities considered relevant, Haywood Securities is of the opinion that, as of the date hereof, the consideration to be paid by the Corporation in connection with the Transaction is fair, from a financial point of view, to the Corporation.

Yours truly,

HAYWOOD SECURITIES INC.

APPENDIX K
DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)

in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)

in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)

in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)	This Division applies to any right of dissent exercisable by a shareholder except to the extent that

	(a)	the court orders otherwise, or

	(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2) A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

	(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

	(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)

any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)

if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

	(i)	the date on which the shareholder learns that the resolution was passed, and

	(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

	(i)	the names of the registered owners of those other shares,

	(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

	(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

	(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

	(i)	the date on which the company forms the intention to proceed, and

	(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1)(a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1)(c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

	(i)	the names of the registered owners of those other shares,

	(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

	(iii)	that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)

determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

(c)	make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must

(a)

pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1)(b) or (3)(b),

(a)

the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)

if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)

the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX L
FINANCIAL STATEMENTS OF SUNWARD FOR THE YEARS ENDED MARCH 31, 2014 AND MARCH 31,
2013

See attached.

L-1

SUNWARD RESOURCES LTD.

ANNUAL CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in United States dollars, unless otherwise noted)

MARCH 31, 2014

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Sunward Resources Ltd. and Subsidiaries

We have audited the accompanying consolidated financial statements of Sunward Resources Ltd. and subsidiaries (the "Company"), which comprise the consolidated statements of financial position as at March 31, 2014 and 2013 and the consolidated statement of operations and comprehensive loss, changes in equity and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluation the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunward Resources Ltd. and subsidiaries as of March 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

“DAVIDSON & COMPANY LLP”

Vancouver, Canada	Chartered Accountants

May 11, 2015

SUNWARD RESOURCES LTD.
Consolidated Statements of Financial Position
(Expressed in United States dollars, unless otherwise noted)

As at	March 31, 2014	March 31, 2013

ASSETS
Current assets
Cash and cash equivalents	$23,466,266	$29,841,524
Accounts receivable	34,321	83,092
Advances and deposits (note 5)	160,948	557,621
	23,661,535	30,482,237

Non-current assets
Plant and equipment (note 6)	856,118	1,239,281
Exploration and evaluation properties (note 7)	23,002,435	23,002,435
	23,858,553	24,241,716

TOTAL ASSETS	$47,520,088	$54,723,953

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	$184,297	$477,728
Current portion of equity tax liability (note 8)	97,041	105,966
	281,338	583,694

Non-current liabilities
Deferred share units liability (note 9(e))	55,460	-
Equity tax liability (note 8)	-	79,620
	55,460	79,620

TOTAL LIABILITIES	336,798	663,314

EQUITY
Capital stock (note 9(b))	$83,967,981	$84,686,982
Treasury shares (note 1)	-	(757,222)
Reserves	30,628,564	30,030,673
Accumulated other comprehensive income (loss)	(231,622)	17,311
Deficit	(67,181,633)	(59,917,105)
TOTAL EQUITY	47,183,290	54,060,639

TOTAL EQUITY AND LIABILITIES	$47,520,088	$54,723,953

Nature and continuance of operations (note 1)
Commitments and Contingencies (note 13)
Subsequent events (note 16)

The accompanying notes are an integral part of these consolidated financial statements.

On behalf of the Board:

/s/ Jay Sujir Director	/s/ Terry Palmer Director

SUNWARD RESOURCES LTD.
Consolidated Statements of Operations and Comprehensive Loss
(Expressed in United States dollars, unless otherwise noted)

	For the years ended
	March 31, 2014	March 31, 2013

EXPENSES
Administrative	$2,022,008	$2,486,877
Corporate consulting	111,113	90,215
Depreciation (note 6)	309,150	353,689
Exploration expenses (note 7)	3,624,488	15,317,913
Investor communications	95,425	387,712
Professional fees	252,047	150,988
Share-based payments (notes 9(d) & 9(e))	673,209	3,881,362
Transfer agent and filing fees	92,758	271,932
Travel	80,896	353,817
	7,261,094	23,294,505
OTHER EXPENSES (INCOME)
Interest income	(124,074)	(169,598)
Loss on disposal of plant and equipment	16,375	6,984
Finance costs	8,536	15,086
Foreign exchange loss	102,597	18,694
LOSS FOR THE YEAR BEFORE INCOME TAXES	$(7,264,528)	$(23,165,671)

Deferred income tax recovery	-	1,188,068
NET LOSS FOR THE YEAR	$(7,264,528)	$(21,977,603)

OTHER COMPREHENSIVE LOSS
Foreign currency translation differences for foreign operations	(248,933)	(71,426)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$(7,513,461)	$(22,049,029)

Basic and diluted loss per common share	$(0.05)	$(0.15)
Basic and diluted weighted average number of common shares outstanding	142,250,429	143,173,720

The accompanying notes are an integral part of these consolidated financial statements.

SUNWARD RESOURCES LTD.
Consolidated Statements of Changes in Equity
(Expressed in United States dollars, unless otherwise noted)

	Capital stock		Treasury shares
							Accumulated
							other
							comprehensive
	Number of shares	Amount	Number of shares	Amount	Reserves	Deficit	income (loss)	Total
Balance at March 31, 2012	142,895,238	$83,980,374	(1,300,000)	$(757,222)	$26,394,035	$(37,939,502)	$88,737	$71,766,422
Shares issued for cash - stock option exercise	507,100	461,884	-	-	-	-	-	461,884
Reclassification of grant-date fair value on exercise of stock options	-	244,724	-	-	(244,724)	-	-	-
Share-based payments	-	-	-	-	3,881,362	-	-	3,881,362
Translation adjustments	-	-	-	-	-	-	(71,426)	(71,426)
Net loss	-	-	-	-	-	(21,977,603)	-	(21,977,603)
Balance at March 31, 2013	143,402,338	$84,686,982	(1,300,000)	$(757,222)	$30,030,673	$(59,917,105)	$17,311	$54,060,639
Cancellation of treasury shares	(1,300,000)	(757,222)	1,300,000	757,222	-	-	-	-
Shares issued for cash - stock option exercise	225,000	21,753	-	-	-	-	-	21,753
Reclassification of grant-date fair value on exercise of stock options	-	16,468	-	-	(16,468)	-	-	-
Share-based payments	-	-	-	-	614,359	-	-	614,359
Translation adjustments	-	-	-	-	-	-	(248,933)	(248,933)
Net loss	-	-	-	-	-	(7,264,528)	-	(7,264,528)
Balance at March 31, 2014	142,327,338	$83,967,981	-	$-	$30,628,564	$(67,181,633)	$(231,622)	$47,183,290

The accompanying notes are an integral part of these consolidated financial statements.

SUNWARD RESOURCES LTD.
Consolidated Statements of Cash Flows
(Expressed in United States dollars, unless otherwise noted)

	For the years ended
	March 31, 2014	March 31, 2013

Cash flows provided from (used by):
OPERATING ACTIVITIES
Net loss for the year	$(7,264,528)	$(21,977,603)
Adjustments for items not affecting cash:
Share-based payments	673,209	3,881,362
Depreciation	309,150	353,689
Non-cash finance costs	8,536	15,086
Loss on disposal of plant and equipment	16,375	6,984
Deferred income tax recovery	-	(1,188,068)
	(6,257,258)	(18,908,550)
Net changes in non-cash working capital items:
Decrease (increase) in accounts receivable	44,148	(22,175)
Decrease in advances and deposits	364,186	288,495
(Decrease) in accounts payable and accrued liabilities	(275,281)	(2,594,125)
Equity tax	(97,081)	(117,614)
Net cash flows used in operating activities	(6,221,286)	(21,353,969)

FINANCING ACTIVITIES
Shares issued on exercise of options	21,753	461,884
Net cash flows from financing activities	21,753	461,884

INVESTING ACTIVITIES
Purchase of plant and equipment	(17,360)	(142,123)
Proceeds on disposal of plant and equipment	74,998	13,273
Net cash flows from (used in) investing activities	57,638	(128,850)

Effects of exchange rate changes on cash and cash equivalents	(233,363)	(75,697)

Net (decrease) in cash and cash equivalents	(6,375,258)	(21,096,632)
Cash and cash equivalents, beginning of year	29,841,524	50,938,156
Cash and cash equivalents, end of year	$23,466,266	$29,841,524

Cash and cash equivalents consist of :
Cash	825,444	691,383
Bank short term deposits	22,640,822	29,150,141
	$23,466,266	$29,841,524

Cash paid during the year for interest	$-	$-

Cash paid during the year for income taxes	$-	$-

Supplementary cash flow information
Fair value of options transferred to capital stock from reserves on exercise of options	$16,468	$244,724
Cancellation of treasury shares	757,222	-

The accompanying notes are an integral part of these consolidated financial statements.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

1. NATURE AND CONTINUANCE OF OPERATIONS

Sunward Resources Ltd. (the “Company” and “Sunward”) is a publicly listed company incorporated under the Business Corporations Act (British Columbia) on April 11, 2008. The Company’s shares are listed on the Toronto Stock Exchange (“TSX”) and trade under the symbol “SWD”. The Company’s corporate office is located at 1410 – 1090 West Georgia Street, Vancouver, British Columbia, Canada and its registered office is located at 1600 – 609 Granville Street, Vancouver, British Columbia, Canada.

The Company, through its wholly owned subsidiaries, Sunward Investments Ltd. (“SIL”) and Sunward Resources Limited. (“Sunward BVI”), is currently engaged in the investment in and exploration of mineral resource properties in Colombia. During the year ended March 31, 2011, SIL acquired a 100% interest in Goldplata Resources Limited and La Muriel Mining Corporation. On December 14, 2011 SIL sold 100% of its interest in La Muriel to Goldplata Mining International Corporation for consideration of 1,300,000 Sunward common shares previously held by Goldplata International. On June 14, 2013, these treasury shares were cancelled.

The business of mining and exploring for minerals involves a high degree of risk and there can be no assurance that current exploration programs will result in profitable mining operations. The recoverability of the carrying value of exploration and evaluation properties and the Company's continued existence is dependent upon the preservation of its interest in the underlying properties, the discovery of economically recoverable reserves, the achievement of profitable operations, or the ability of the Company to raise alternative financing, if necessary, or alternatively upon the Company's ability to dispose of its interests on an advantageous basis. Changes in future conditions could require material write-downs of the carrying values. The Company's exploration assets are located outside of Canada and are subject to the risk of foreign investment, including political uncertainty, increases in taxes and royalties, renegotiation of contracts and currency exchange fluctuations.

These consolidated financial statements have been prepared on a going concern basis which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The continuing operations of the Company are dependent upon its ability to continue to raise adequate financing and to commence profitable operations in the future. Based on the Company’s planned expenditures over the next twelve months, the Company believes that it has sufficient funds to meet its obligations as they become due. These consolidated financial statements do not include adjustments to amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue operations.

2. BASIS OF PREPARATION

Statement of compliance to International Financial Reporting Standards

These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). These consolidated financial statements have been prepared in accordance with IFRS standards and interpretations effective as of March 31, 2014 with significant accounting policies as described in Note 3.

These consolidated financial statements were approved by the Board of Directors and authorized for issue on June 19, 2014.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

2. BASIS OF PREPARATION (continued)

Basis of measurement

These consolidated financial statements have been prepared on a historical cost basis except for certain financial instruments which are measured at fair value, as explained in the accounting policies in Note 3.

Functional and presentation currency

These consolidated financial statements are presented in United States (“US”) dollars which is the functional currency of all of the Company’s subsidiaries. The functional currency of the Company is the Canadian dollar. References to “CAD” and “COP” are Canadian dollars and Colombian pesos, respectively.

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with IFRS. The significant accounting policies adopted by the Company are as follows:

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries Sunward Holdings Ltd., Sunward Investments Ltd., Sunward Resources Limited (“Sunward BVI”) and Sunward Resources Sucursal Colombia. All inter-company transactions and balances have been eliminated upon consolidation.

Critical accounting estimates

The preparation of consolidated financial statements in accordance with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

The following are the critical judgments and estimates that the Company has made in the process of applying the Company’s accounting policies and that have the most significant effect on the amounts recognized in the consolidated financial statements.

The preparation of these consolidated financial statements requires management to make judgments regarding the going concern of the Company as discussed in Note 1 and the functional currencies of its subsidiaries discussed in Note 2.

Key Sources of Estimation Uncertainty

Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates and such differences could be significant. Significant estimates made by management affecting the consolidated financial statements include:

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Key Sources of Estimation Uncertainty (continued)

Share-based compensation

Share-based compensation expense is measured by reference to the fair value of the stock options at the date at which they are granted. Estimating fair value for granted stock options requires determining the most appropriate valuation model which is dependent on the terms and conditions of the grant. This estimate also requires determining the most appropriate inputs to the valuation model including the expected life of the option, volatility, dividend yield, and rate of forfeitures and making assumptions about them. The value of the share-based compensation expense for the years ended March 31, 2014 and 2013 along with the assumptions and model used for estimating fair value for share-based compensation transactions are disclosed in Note 9.

Deferred tax assets and liabilities

The measurement of deferred tax provision is subject to uncertainty associated with the timing of future events and changes in legislation, tax rates and interpretations by tax authorities. The estimation of taxes includes evaluating the recoverability of deferred tax assets based on an assessment of the Company’s ability to utilize the underlying future tax deductions against future taxable income prior to expiry of those deductions. Management assesses whether it is probable that some or all of the deferred income tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income, which in turn is dependent upon the successful discovery, extraction, development and commercialization of mineral reserves. To the extent that management’s assessment of the Company’s ability to utilize future tax deductions changes, the Company would be required to recognize more or fewer deferred tax assets, and future tax provisions or recoveries could be affected.

Useful life of equipment

Each significant component of an item of equipment is depreciated over its estimated useful life. Estimated useful lives are determined based on current facts and past experience, and take into consideration the anticipated physical life of the asset, existing long-term sales agreements and contracts, current and forecasted demand, and the potential for technological obsolescence.

Recoverability of exploration and evaluation assets

The carrying amount of the Company’s exploration and evaluation assets does not necessarily represent present or future values, and the Company’s exploration and evaluation assets have been accounted for under the assumption that the carrying amount will be recoverable. Recoverability is dependent on various factors, including the discovery of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete the development and upon future profitable production or proceeds from the disposition of the mineral properties themselves. Additionally, there are numerous geological, economic, environmental and regulatory factors and uncertainties that could impact management’s assessment as to the overall viability of its properties or to the ability to generate future cash flows necessary to cover or exceed the carrying value of the Company’s exploration and evaluation assets.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and cash equivalents

Cash and cash equivalents are comprised of cash on deposit and highly liquid short-term interest bearing variable rate investments which are readily convertible into a known amount of cash.

Exploration and evaluation properties

Pre-exploration costs are expensed as incurred. Costs related to the exploration and development of exploration and evaluation assets are expensed as incurred. Costs to acquire exploration and evaluation assets are capitalized as incurred. The Company considers mineral rights to be tangible assets and accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights.

Any option payments received by the Company from third parties or tax credits refunded to the Company are credited to the capitalized cost of the mineral property. If payments received exceed the capitalized cost of the mineral property, the excess is recognized as income in the year received. The amounts shown for exploration and evaluation assets do not necessarily represent present or future values. Their recoverability is dependent upon the discovery of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete the development, and future profitable production or proceeds from the disposition thereof.

Plant and equipment

Plant and equipment are recorded at cost less accumulated depreciation and accumulated impairment losses, if any. The cost of an item of plant and equipment consists of the purchase price, any costs directly attributable to bringing the asset to the location and condition necessary for its intended use, and an initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

Depreciation is recognized using the straight-line method over the following terms:

Machinery & equipment	5 years
Furniture & fixtures	3 years
Processing equipment & computers	5 years
Automotive	5 years
Buildings	10 years

When parts of major components of equipment have different useful lives, they are accounted for as a separate item of equipment.

The cost of major overhauls of parts of equipment is recognized in the carrying amount of the item if is probable that the future economic benefits embodied within the part will flow to the Company, and its cost can be measured reliably. The carrying amount of the replaced part is derecognized. The costs of the day-today servicing of equipment are recognized in profit or loss as incurred.

Provision for closure and restoration

An obligation to incur closure and restoration costs arises with the retirement of tangible long-lived assets that the Company is required to settle. Such costs arising from the decommissioning of plant, mines and other site preparation work, discounted to their net present value, are provided for and capitalized at the start of each project to the carrying amount of the asset, along with a corresponding liability as soon as the obligation to incur such costs arises. The timing of the actual rehabilitation expenditure is dependent on a number of factors such as the life and nature of the asset, the operating license conditions and, when applicable, the environment in which the mine operates.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Provision for closure and restoration (continued)

Discount rates using a pre-tax rate that reflects the time value of money are used to calculate the net present value. These costs are charged against profit or loss over the economic life of the related asset, through depreciation using either the unit-of-production or the straight line method. The corresponding liability is progressively increased as the effect of discounting unwinds creating an expense recognized in profit or loss. Decommissioning costs are also adjusted for changes in estimates, regulatory requirements, discount rates and assumptions regarding the amount and timing of expenditures. Those adjustments are accounted for as a change in the corresponding capitalized cost, except where a reduction in costs is greater than the unamortized capitalized cost of the related assets, in which case the capitalized cost is reduced to nil and the remaining adjustment is recognized in profit or loss.

The increase in the provision due to the passage of time is recognized as finance cost.

Share-based compensation

Stock options

The fair value of share purchase options granted is recognized as a share-based payment with a corresponding increase in equity. The fair value of share purchase options granted is determined by the Black-Scholes option pricing model using amounts that are believed to approximate the volatility of the trading price of the Company’s stock, the expected lives of awards of share purchase options, the fair value of the Company’s shares and the risk-free interest rate. For employees, the fair value of the options is measured at the date of the grant. For non-employees, share-based payment measurements are based on the fair value of the goods or services received, unless that fair value cannot be estimated reliably. If the fair value of the goods or services received cannot be estimated reliably, the transaction is measured by referring to the fair value of the equity instruments granted. For non-employees, the fair value of the options is measured on the earlier of the date at which the counterparty performance is complete or the date the performance commitment is reached or the date at which the equity instruments are granted if they are fully vested and non-forfeitable. The estimated fair value of awards of share purchase options is charged to expense over the vesting period, with offsetting amounts to reserves. If the share purchase options are granted for past services, they are expensed immediately. If the share purchase options are forfeited prior to vesting, no amounts are charged to expense. If share purchase options are exercised then the fair value of the options is reclassified from reserves to capital stock.

At each financial position reporting date, the amount recognized as an expense is adjusted to reflect the actual number of share purchase options that are expected to vest.

Deferred share units

The Company offers its directors and senior officers deferred share units (DSUs) whereby they may elect on an annual basis to receive their annual retainer in deferred share units. Discretionary DSU’s may be granted at the Board of Directors discretion. Each DSU entitles the holder to receive one common share of the Company when retiring from the Company.

The number of DSU’s granted is determined by multiplying the notional value of directors’ elected compensation by the daily average trading price of Sunward’s common shares on the TSX for the five trading days immediately preceding the grant date.

The fair value on grant date is recognized in the consolidated statement of operations and comprehensive loss. At the end of each reporting period until the liability is settled, and at the date of settlement, the fair value of the liability is re-measured, with changes in fair value recognized in the consolidated statement of operations and comprehensive loss.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment on non-financial assets

At each date of the statement of financial position, the Company reviews the carrying amounts of its tangible and intangible assets to determine whether there is an indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash generating unit to which the assets belong. The recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. If the recoverable amount of an asset (or cash generating unit) is estimated to be less than its carrying amount, the carrying amount of the asset (or cash generating unit) is reduced to its recoverable amount. An impairment loss is recognized immediately in the statement of comprehensive income, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease. Where an impairment loss subsequently reverses, the carrying amount of the asset (or cash generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash generating unit) in prior years.

Foreign currency translation

The functional currency of an entity is the currency of the primary economic environment in which the entity operates. The functional currency determinations were conducted through an analysis of the consideration factors identified in IAS 21, The Effects of Changes in Foreign Exchange Rates. The presentation currency is the United States dollar (“USD”). The functional currency of the Company is the Canadian dollar. The functional currency of all of the Company’s subsidiaries is the USD. The assets and results of the Company have been translated into US dollars as follows: assets and liabilities using the exchange rate at period end; and income, expenses and cash flow items using the rate that approximates the exchange rate at the dates of the transactions. All resulting exchange differences arising from the translation of the Company are reported within accumulated other comprehensive income, as a separate component of equity.

In preparing the financial results of the individual entities, transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing at the dates of the transactions. At each period end, monetary assets and liabilities denominated in currencies other than the functional currency of the individual entities are translated using the period end foreign exchange rate. Non-monetary assets and liabilities and equity are translated using the historical rate on the date of the transaction. All gains and losses on translation of these foreign currency transactions are included in the statement of operations.

Income taxes

Income tax expense comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination, or items recognized directly in equity or in other comprehensive income.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes (continued)

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for the following temporary differences: the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss, and differences relating to investments in subsidiaries and jointly controlled entities to the extent that it is probable that they will not reverse in the foreseeable future. In addition, deferred tax is not recognized for taxable temporary differences arising on the initial recognition of goodwill. Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Loss per share

The Company uses the treasury stock method to compute the dilutive effect of options, warrants and similar instruments. Under this method the dilutive effect on earnings per share is recognized on the use of the proceeds that could be obtained upon exercise of options, warrants and similar instruments. It assumes that the proceeds would be used to purchase common shares at the average market price during the year.

Basic loss per share is calculated using the weighted-average number of shares outstanding during the year.

Financial assets

Financial assets, other than derivatives, are designated as available-for-sale, held-to-maturity, loans and receivables or at fair value through profit or loss (“FVTPL”). Financial assets classified as available-for-sale are measured on initial recognition plus transaction costs and subsequently at fair value with unrealized gains and losses recognized in other comprehensive income (loss) except for financial assets that are considered to be impaired in which case the loss is recognized in net income or loss. The Company has not classified any assets as available-for-sale for any period presented. Financial assets classified as held-to-maturity and loans and receivables are measured initially at fair value plus transaction costs and subsequently at amortized cost using the effective interest rate method. The Company’s accounts receivable are classified as loans and receivables. Financial assets classified as FVTPL are measured on initial recognition and subsequently at fair value with unrealized gains and losses recognized in income or loss. Transaction costs are expensed for assets classified as FVTPL. The Company’s cash and cash equivalents are classified as FVTPL.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial liabilities

Financial liabilities, other than derivatives, are initially recognized at fair value less directly attributable transaction costs. Subsequently, financial liabilities are measured at amortized cost using the effective interest method. The effective interest method is a method of calculating the amortized cost of a financial liability and allocating the interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or, where appropriate, a shorter period. The Company’s accounts payable and accrued liabilities and equity tax liability are measured at amortized cost. Financial liabilities classified as FVTPL include derivatives, financial liabilities held for trading and financial liabilities designated upon recognition as FVTPL. Fair value changes on these liabilities are recognized in net income or loss. The Company does not have any financial liabilities designated as FVTPL.

Segment reporting

The chief operating decision-maker has been identified as the Chief Executive Officer of the Company (the “CEO”). The Company has identified one reportable segment (the exploration primarily of gold). All concessions and substantially all the capital assets of the Company are situated in one geographic area, Colombia, as at the reporting date.

Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity (net assets) from transactions and other events from non-owner sources. Other comprehensive income (loss) is defined as revenues, expenses, gains and losses that, in accordance with IFRS, are recognized in comprehensive income, but excluded from net income. This would include translation gains and losses on entities with a functional currency differing from the United States dollar and holding gains and losses from financial instruments classified as available-for-sale. For the years presented, comprehensive loss includes translation gains and losses resulting from the translation of the Company’s financial results from CAD to US dollars.

4. NEW ACCOUNTING STANDARDS

Accounting Standards adopted during the year

Effective April 1, 2013, the following standards were adopted but have had no material impact on the financial statements:

  IFRS 10: New standard to establish principles for the presentation and preparation of consolidated financial statements, effective for annual periods beginning on or after January 1, 2013
  IFRS 11: New standard to account for the rights and obligations in accordance with a joint agreement, effective for annual periods beginning on or after January 1, 2013
  IFRS 12: New standard for the disclosure of interests in other entities not within the scope of IFRS 9 / IAS 39, effective for annual periods beginning on or after January 1, 2013
  IFRS 13: New standard on the measurement and disclosure of fair value, effective for annual periods beginning on or after January 1, 2013
  IAS 27 (Amendment): As a result of the issue of IFRS 10, IFRS 11 and IFRS 12. IAS 27 deals solely with separate financial statements, effective for annual periods beginning on or after January 1, 2013
  IAS 28 (Amendment): New standard issued that supersedes IAS 28 (2003) to prescribe the application of the equity method to investments in associates and joint ventures, effective for annual periods beginning on or after January 1, 2013

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

4. NEW ACCOUNTING STANDARDS (continued)

Accounting Standards issued but not yet adopted

Certain new standards, interpretations, amendments and improvements to existing standards were issued by the IASB or IFRIC that are mandatory for accounting periods beginning on or after April 1, 2014. Updates which are not applicable or are not consequential to the Company have been excluded thereof. The following have not yet been adopted by the Company and are being evaluated to determine their impact.

  IAS 32 Financial Instruments: Presentation (“IAS 32”) was amended by the IASB in December 2011 to clarify certain aspects of the requirements on offsetting. The amendments focus on the criterion that an entity currently has a legally enforceable right to set off the recognized amounts and the criterion that an entity intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. The amendments to IAS 32 are effective for annual periods beginning on or after January 1, 2014 with earlier adoption permitted.

  IFRS 9 Financial Instruments (“IFRS 9”) was issued in November 2009 and contained requirements for financial assets. This standard addresses classification and measurement of financial assets and replaces the multiple category and measurement models in IAS 39 for debt instruments with a new mixed measurement model having only two categories: amortized cost and fair value through profit or loss. IFRS 9 also replaces the models for measuring equity instruments, and such instruments are either recognized at fair value through profit or loss or at fair value through other comprehensive income. This standard is required to be applied for accounting periods beginning on or after January 1, 2018, with early adoption permitted.

5. ADVANCES AND DEPOSITS

The Company’s advances and deposits consist of the following amounts:

	March 31, 2014	March 31, 2013
Advances for land access	$67,806	$403,059
Deposits for drilling	-	32,000
Other advances and deposits	47,898	63,125
Rent deposits for offices	45,244	59,437
	$160,948	$557,621

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

6. PLANT AND EQUIPMENT

			Processing
	Machinery and	Furniture and	equipment and
	equipment	Fixtures	computers	Automotive	Buildings	Total
Cost
As at March 31, 2012	$590,883	$127,561	$291,509	$532,996	$227,613	$1,770,562
Additions	26,240	43,204	52,619	-	20,060	142,123
Disposals	(2,795)	-	-	(30,025)	-	(32,820)
Balance as at March 31, 2013	$614,328	$170,765	$344,128	$502,971	$247,673	$1,879,865

Depreciation
As at March 31, 2012	$(97,268)	$(50,589)	$(55,066)	$(96,535)	$-	$(299,458)
Charged for the year	(59,834)	(18,536)	(102,054)	(116,591)	(56,674)	(353,689)
Eliminated on disposal	466	-	-	12,097	-	12,563
Balance as at March 31, 2013	$(156,636)	$(69,125)	$(157,120)	$(201,029)	$(56,674)	$(640,584)

Net book value
As at March 31, 2012	$493,615	$76,972	$236,443	$436,461	$227,613	$1,471,104
As at March 31, 2013	$457,692	$101,640	$187,008	$301,942	$190,999	$1,239,281

			Processing
	Machinery and	Furniture and	equipment and
	equipment	Fixtures	computers	Automotive	Buildings	Total
Cost
As at March 31, 2013	$614,328	$170,765	$344,128	$502,971	$247,673	$1,879,865
Additions	$-	$16,826	$534	$-	$-	$17,360
Eliminated on disposal	$(28,667)	$(42,514)	$(25,118)	$(110,825)	$-	$(207,124)
Balance as at March 31, 2014	$585,661	$145,077	$319,544	$392,146	$247,673	$1,690,101

Depreciation
As at March 31, 2013	$(156,636)	$(69,125)	$(157,120)	$(201,029)	$(56,674)	$(640,584)
Charged for the year	$(65,682)	$(22,387)	$(78,212)	$(94,595)	$(48,274)	$(309,150)
Eliminated on disposal	$25,512	$19,816	$8,424	$61,999	$-	$115,751
Balance as at March 31, 2014	$(196,806)	$(71,696)	$(226,908)	$(233,625)	$(104,948)	$(833,983)

Net book value
As at March 31, 2013	$457,692	$101,640	$187,008	$301,942	$190,999	$1,239,281
As at March 31, 2014	$388,855	$73,381	$92,636	$158,521	$142,725	$856,118

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

7. EXPLORATION AND EVALUATION PROPERTIES

The Company, through its wholly owned subsidiaries, SIL and Sunward BVI, is currently engaged in the investment in and exploration of mineral resource properties in Colombia. The Company’s current focus is on the Titiribi gold-copper porphyry project (known as the “Titiribi Project”), located southwest of the city of Medellin, in Antioquia Department, Colombia.

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties, and to the best of its knowledge has title to all of its properties.

The Company’s exploration and evaluation properties consist of the following:

	Balance as at March	Balance as at March
	31, 2014	31, 2013
Titiribi Project, Colombia	$23,002,435	$23,002,435

The Company has incurred the following exploration expenses:

	For the year ended		Accmulated exploration
			expenses
	March 31, 2014	March 31, 2013	March 31, 2014
Assaying	$76,541	$1,565,326	$3,817,529
Camp costs	343,735	859,551	2,820,523
Drilling	94,333	6,688,941	20,989,771
Employee costs	1,060,463	2,669,693	6,592,403
Fuel and transportation	30,911	60,945	545,791
General and administrative costs (Medellin office)	265,764	328,810	1,084,097
Land access	778,534	955,721	3,024,036
Legal	5,755	8,211	451,557
Professional and technical services	655,771	1,366,676	3,522,379
Reclamation costs	233,546	169,661	1,016,370
Satellite imagery	-	132,592	378,073
Taxes	79,135	511,786	1,675,964
	$3,624,488	$15,317,913	$45,918,493

8. EQUITY TAX LIABILITY

In December 2010, the Colombian government passed a law that imposes an equity tax levied on the January 1, 2011 net equity of the Company’s Colombian operations. The rate applicable to the Company’s Colombian operations is 4.8% . The equity tax is to be paid over a four-year period starting in 2011 through to 2014 in eight semi-annual installments in May and September each year.

Under the Colombian tax legislation, the full amount of the equity tax is required to be accrued as of January 1, 2011 at its fair value. At each subsequent period end, the liability is measured at amortized cost using the effective interest method. Accretion is recorded as finance costs.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

8. EQUITY TAX LIABILITY (continued)

The Company’s equity tax liability is summarized as follows:

	For the years ended
	March 31, 2014	March 31, 2013
Beginning of year, current and long-term	$185,586	$288,114
Accretion of discount	8,536	15,086
Exchange difference	4,475	(8,200)
Amount paid during the year	(101,556)	(109,414)
End of year, current and long-term	$97,041	$185,586

Current portion of equity tax liability	$97,041	$105,966
Long-term portion of equity tax liability	-	79,620
	$97,041	$185,586

9. SHARE CAPITAL

a)	Authorized share capital

The Company has been authorized to issue an unlimited number of common shares without par value.

b)	Issued share capital

At March 31, 2014, the Company had 142,327,338 common shares issued with a value of $83,967,981 (March 31, 2013 – 143,402,338 with a value of $84,686,982).

c)	Warrants

Warrant transactions are summarized as follows:

	March 31, 2014		March 31, 2013
	Number	Weighted average	Number	Weighted average
	outstanding	exercise price	outstanding	exercise price

Outstanding, beginning of year	38,000,000	$1.65	38,000,000	$1.65
Expired	(38,000,000)	1.65	-	-
Outstanding, end of year	-	$-	38,000,000	$1.65

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

9. SHARE CAPITAL (continued)

d)        Stock options

The Company uses the Black-Scholes option pricing model to determine the fair value of options granted. During the year ended March 31, 2014, the Company granted stock options to purchase 2,475,000 common shares (March 31, 2013 – 5,385,000) with a weighted average fair value of CAD 0.18 per option (March 31, 2013 – CAD 1.38) which is being recognized over the vesting period. The estimated fair value of the options vesting during the year ended March 31, 2014 was $614,359 (March 31, 2013 – $3,881,362) and was recognized in the consolidated statement of operations.

The following weighted average assumptions were used in estimating the fair value of stock options:

		For the years ended
		March 31, 2014		March 31, 2013
Forfeitures		3.00%		3.00%
Risk-free interest rate		1.60%		1.18%
Expected annual volatility		92.61%		89.36%
Expected life (in years)		4.15		4.13
Expected dividend yield		0.00%		0.00%
Weighted average share price	CAD	0.27	CAD	1.48
Weighted average grant date fair value per option	CAD	0.18	CAD	1.38

Stock option transactions are summarized as follows:

	March 31, 2014		March 31, 2013
		Weighted average		Weighted average
	Number	exercise price	Number	exercise price
	outstanding	(CAD)	outstanding	(CAD)

Outstanding, beginning of year	11,957,671	$1.35	9,005,000	$1.26
Granted	2,475,000	0.27	5,385,000	1.38
Exercised	(225,000)	0.10	(507,100)	0.91
Expired	-	-	(903,233)	1.05
Forfeited	(183,337)	1.16	-	-
Cancelled	(9,031,000)	1.51	(1,021,996)	1.39
Outstanding, end of year	4,993,334	$0.59	11,957,671	$1.35

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

9. SHARE CAPITAL (continued)

d)	Stock options (continued)

Stock options outstanding and exercisable as at March 31, 2014 are summarized as follows:

					Weighted average
					remaining
	Options	Options	Exercise price	Estimated grant	contractual life (in
Expiry date	outstanding	exercisable	(CAD)	date fair value	years)
March 5, 2015	500,000	500,000	$0.35	$130,000	0.93
August 13, 2015	55,000	44,000	$0.60	$94,575	1.37
September 24, 2015	800,000	800,000	$0.85	$665,814	1.48
July 8, 2016	150,000	150,000	$1.50	$1,783,344	2.27
September 27, 2016	155,000	155,000	$1.88	$752,951	2.50
June 19, 2017	141,667	110,000	$1.49	$449,669	3.22
September 12, 2017	66,667	66,667	$1.33	$81,831	3.45
March 6, 2018	600,000	400,000	$0.74	$308,934	3.93
March 27, 2018	100,000	66,667	$0.57	$37,959	3.99
July 8, 2018	2,100,000	2,100,000	$0.26	$356,699	4.27
September 9, 2018	225,000	91,667	$0.40	$81,489	4.45
November 29, 2018	100,000	33,333	$0.22	$15,438	4.67
	4,993,334	4,517,334		$4,758,703	3.27

e)	Deferred share units

During the year ended March 31, 2014, the Company issued 278,766 DSUs (March 31, 2013 – nil) to its officers and directors with a weighted-average grant date fair-value of $0.21 per unit. During the year ended March 31, 2014, the Company recognized a share-based payment of $58,850 (March 31, 2013 – $nil) for the DSUs granted.

As at March 31, 2014, the liability of the DSUs was $55,460 (March 31, 2013 – $nil).

10. RELATED PARTY TRANSACTIONS

The financial statements include the accounts of Sunward Resources Ltd. and its subsidiaries as listed in the following table:

		Equity Ownership as at
	Country of	March 31, 2014	March 31, 2013
Name	Incorporation
Sunward Investments Limited	British Virgin Islands	100%	100%
Sunward Resources Limited	British Virgin Islands	100%	100%
Sunward Resources Sucursal Colombia	Colombia	100%	100%
Sunward Holdings Limited	Canada	100%	100%

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

10. RELATED PARTY TRANSACTIONS (continued)

Balances and transactions between the Company and its subsidiaries have been eliminated on consolidation and are not disclosed in this note. Details of the transactions between the Company and other related parties are disclosed below.

a)	The Company’s related parties consist of companies owned directly or indirectly, by directors and key management as follows:

Name	Nature of Transactions
Anfield, Sujir, Kennedy & Durno LLP	Legal fees (professional fees)
Calveston Worldwide Ltd.	Geological (exploration expenses)
Nawati Trading S.A.	Consulting (exploration expenses)
Quantum Advisory Partners LLP	Accounting fees (professional fees)

The Company incurred the following fees and expenses in the normal course of operations in connection with companies owned by directors and key management. Expenses have been measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

The Company’s related party expenses are as follows:

	For the years ended
	March 31, 2014		March 31, 2013
Exploration expenses	$14,657	(1)	$242,383	(1)(2)(3)
Corporate consulting	154,146	(2)	112,119	(3)
Professional fees	120,746	(4)(5)	-
	$289,549		$354,502

(1)	The Company paid consulting services fees to Calveston Worldwide Ltd. whose consultant is one of the Company’s directors.
(2)	The Company paid consulting services fees to Nawati Trading S.A. whose consultant is the Company’s country manager.
(3)	The Company paid fees to directors of the Company, for consulting services performed outside of their capacity as directors.
(4)	The Company paid legal fees to Anfield, Sujir, Kennedy & Durno LLP whose incorporated partner is one of the Company’s directors.
(5)	The Company paid fees related to accounting services to Quantum Advisory Partners whose incorporate partner is the Company’s Chief Financial Officer.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

10. RELATED PARTY TRANSACTIONS (continued)

b)	Compensation of key management personnel

Key management personnel include members of the Board of Directors, and executive officers and key managers of the Company. Total compensation of key management personnel during the year ended March 31, 2014 and 2013 were as follows:

	For the years ended
	March 31, 2014	March 31, 2013
Salaries, fees and directors’ fees	$1,358,885	$1,947,619
Share-based payments	567,443	3,824,444
	$1,926,328	$5,772,063

i.	Salaries, fees and directors’ fees include consulting fees disclosed in Note 10(a).

ii.	Share-based payments are the fair value of options and DSUs granted to key management personnel and directors (See note 9(d) and (e)).

The balances due to the Company’s directors and officer included in accounts payables and accrued liabilities were $17,988 as at March 31, 2014 (March 31, 2013 – $nil) , which were paid subsequent to year end. These amounts are unsecured, non-interest bearing and payable on demand.

11. FINANCIAL INSTRUMENTS

Fair value of financial instruments

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
Level 3	Inputs that are not based on observable market data.

The fair value of the Company’s accounts receivable, accounts payable and accrued liabilities and equity tax liability approximate carrying value, which is the amount recorded on the consolidated statement of financial position. The Company’s other financial instrument, cash and cash equivalents, under the fair value hierarchy is based on level one quoted prices in active markets for identical assets and level two quoted prices that are observable for the liability either directly or indirectly, respectively.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

11. FINANCIAL INSTRUMENTS (continued)

Fair value of financial instruments (continued)

The Company’s financial assets and financial liabilities are as follows:

	March 31, 2014		March 31, 2013
	Carrying value	Fair value	Carrying value	Fair value
Financial assets
Cash and cash equivalents	$23,466,266	$23,466,266	$29,841,524	$29,841,524
Accounts receivable	34,321	34,321	83,092	83,092
	$23,500,587	$23,500,587	$29,924,616	$29,924,616

Financial liabilities
Accounts payable and accrued liabilities	$184,297	$184,297	$477,728	$477,728
Equity tax liability	97,041	97,041	185,586	185,586
	$281,338	$281,338	$663,314	$663,314

Financial risk

The Company is exposed to varying degrees to a variety of financial instrument related risks:

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and equity tax liability. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

a)	Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents and accounts receivable. The Company deposits cash with high quality financial institutions as determined by rating agencies in Canada for which management believes the risk of loss to be minimal. Management believes that the credit risk with respect to accounts receivable is minimal as receivables mainly consist of input tax credits.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

11. FINANCIAL INSTRUMENTS (continued)

Financial risk (continued)

b)	Currency risk

The Company’s exposure to the Canadian dollar, expressed in United States dollars and denominated in Canadian dollars, on financial instruments is as follows:

	March 31, 2014		March 31, 2013
	USD	CAD	USD	CAD
Cash and cash equivalents	$1,926,610	$2,130,445	$4,518,725	$4,590,800
Accounts receivable	25,427	28,117	83,092	84,417
Accounts payable and accrued liabilities	(107,141)	(118,477)	(169,356)	(172,057)
Equity tax liability	-	-
	$1,844,896	$2,040,085	$4,432,461	$4,503,160

Based on these balances, if the Canadian dollar had weakened (strengthened) against the United States dollar, with all other variables held constant, by 10%, accumulated other comprehensive loss would have increased (decreased) by approximately $184,490 (March 31, 2013 – $443,000).

The Company’s exposure to the Colombian peso, expressed in United States dollars and denominated in Colombian pesos, on financial instruments is as follows:

	March 31, 2014		March 31, 2013
	USD	COP	USD	COP
Cash and cash equivalents	$69,132	$135,858,013	$102,481	$187,257,972
Accounts receivable	-	-
Accounts payable and accrued liabilities	(44,614)	(87,676,410)	(130,422)	(238,313,828)
Equity tax liability	(97,041)	(190,704,884)	(185,586)	(339,111,833)
	$(72,523)	$(142,523,281)	$(213,527)	$(390,167,689)

Based on these balances, if the Colombian peso had weakened (strengthened) against the United States dollar, with all other variables held constant, by 10%, net loss would have increased (decreased) by approximately $7,000 (March 31, 2013 – $21,000).

c)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

The Company’s cash is held in financial institutions in interest bearing accounts. The Company currently does not have interest bearing debt and is not exposed to significant interest rate risk. The Company has no investments in asset-backed commercial paper.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

11. FINANCIAL INSTRUMENTS (continued)

Financial risk (continued)

d)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations as they become due. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating any investing and financing activities. Management and the Board of Directors are actively involved in the review, planning and approval of significant expenditures and commitments. Management believes that the Company has sufficient cash resources to meet its obligations as they become due.

e)	Price risk

The Company is exposed to price risk with respect to commodity and equity prices. The ability of the Company to explore its mineral properties and the future profitability of the Company are directly related to the market price of gold and other precious metals. The Company monitors gold and other commodity prices to determine the appropriate course of action to be taken by the Company.

12. CAPITAL DISCLOSURE

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue the exploration and development of its exploration and evaluation assets, acquire additional mineral property interests and to maintain a flexible capital structure which optimizes the costs of capital at an acceptable risk. In the management of capital, the Company includes the components of equity. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares, issue debt, acquire or dispose of assets or adjust the amount of cash and cash equivalents and investments.

In order to facilitate the management of its capital requirements, the Company prepares annual expenditure budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions. The annual and updated budgets are approved by the Board of Directors.

The Company currently is not subject to externally imposed capital requirements. There were no changes in the Company’s approach to capital management for the year ended March 31, 2014.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

13. COMMITMENTS AND CONTINGENCIES

a)	Commitments

The Company has entered into certain lease and service agreements. The Company’s future minimum payments under these agreements are as follows:

		After one year	After three
		but not more	years but not
		than three	more than five	More than five
	Less than a year	years	years	years
Operating lease	$156,000	$91,000	$-	$-
Consulting and contract services	362,000	-	-	-
	$518,000	$91,000	$-	$-

b)	Contingencies

Investigation of alleged failure to obtain water permits

During the year ended March 31, 2014, Corantioquia, the environmental agency for the Colombian State of Antioquia (“Corantioquia”), notified the Company of administrative proceedings which would have required a suspension of drilling activities resulting from what the agency alleges to be an omission in failure to obtain a water permit or concession. The Company believes that it has operated the project in conformance with proper environmental practices and is completing proper site remediation in the normal course. In fact, Corantioquia personnel had inspected the site on a regular basis over the previous several years, including with previous owners, and this was the first time the issue of water permits had been raised. The Company has responded to the administrative actions and has had various discussions with Corantioquia representatives with a view to resolving the matter. On October 31 and December 30, 2013, the Company received notices that Corantioquia had lifted the suspension on future drilling activities but is still considering whether to assess a penalty for failure to obtain water permits. As the investigation is ongoing, it is not possible to predict the outcome of this investigation and any resulting penalty that may be imposed.

Investigation of alleged environmental violation

During the year ended March 31, 2014, Corantioquia initiated an investigation into allegations that a local water source had been affected as a result of the Company’s drilling activities at Titiribi. Corantioquia has met with the Company to discuss this matter. Based on previously established environmental protocols including water quality monitoring stations near areas of drilling activities in the Titiribi area, the Company does not believe it has engaged in any activity which could have affected the water source in question and has engaged Colombian experts to provide a scientific opinion in this regard. On December 12, 2013, Corantioquia issued resolution No. 13128232 dismissing the allegations as the environmental agency’s internal studies showed that the water table levels are within acceptable, documented norms.

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

13. COMMITMENTS AND CONTINGENCIES (continued)

Notice of Arbitration received over alleged environmental violation

On April 28, 2014, the Company received notice that Luisa Maria Escobar Wolf (“Escobar-Wolf”) filed an arbitral action against the Company pursuant to the arbitration clause contained in an easement agreement under which the Company had acquired certain land access rights at Titiribi. Escobar-Wolf alleges that a local water source had been affected as a result of the Company’s drilling activities at Titiribi and is seeking, amongst other things, damages of approx. USD$1.35 million. These allegations are the same ones that Corantioquia had been investigating during the year-end March 31, 2014 as discussed immediately above, which were dismissed pursuant to resolution No. 13128232 issued on December 12, 2013. While the Company believes the probability of a favorable decision is more likely than not, the Company has determined that it is too early to predict the outcome of the arbitration proceedings or the ultimate impact to the Company.

14. SEGMENTED INFORMATION

The Company has one reportable segment, being the acquisition and exploration of mineral properties. Geographical information is as follows:

	March 31, 2014	March 31, 2013
Non-current assets
Canada	$36,235	$80,826
Colombia	23,822,318	24,160,890
	$23,858,553	$24,241,716

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

15. INCOME TAXES

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	2014	2013

Loss for the year	$(7,264,528)	$(23,165,671)

Expected tax recovery	(1,889,000)	(5,791,000)
Change in statutory, foreign tax and foreign exchange rates and other	453,000	(2,284,000)
Permanent differences	336,000	2,273,000
Change in unrecognized deductible temporary differences	1,100,000	4,614,000
Total income tax expense (recovery)	$-	$(1,188,000)

Current income tax	$-	-
Deferred income tax recovery	$-	$(1,188,000)

The Canadian income tax rate declined during the year due to changes in the law that reduced corporate income tax rates in Canada.

The significant components of the Company’s unrecorded deferred tax assets are as follows:

	2014	2013

Deferred Tax Assets
Exploration and evaluation properties	$3,550,000	$3,375,000
Allowable capital losses	463,000	197,000
Non-capital losses available for future periods	4,079,000	3,197,000
Share issue costs and other	204,000	428,000
	8,296,000	7,197,000
Unrecognized deferred tax assets	(8,296,000)	(7,197,000)
Net deferred tax assets	$-	$-

The significant components of the Company’s unrecorded temporary differences and tax losses are as follows:

	2014	2013	Expiry Date Range

Temporary Differences
Exploration and evaluation properties	10,443,000	9,926,000	No expiry date
Non-capital losses available for future periods - Canada	14,867,000	11,090,000	2029 - 2034
Non-capital losses available for future periods - Colombia	1,711,000	1,376,000	No expiry date
Allowable capital losses - Canada	1,969,690	1,604,077	No expiry date
Share issue costs	942,000	1,932,000	2015

SUNWARD RESOURCES LTD.
Notes to the Consolidated Financial Statements
For the Years Ended March 31, 2014 and 2013
(Expressed in United States dollars, unless otherwise noted)

16. SUBSEQUENT EVENTS

  On June 5, 2014, the Company granted 4,490,000 options with an exercise price of CAD 0.16 to its officers, directors, employees and consultants. The options are exercisable for a period of five years.

  Subsequent to March 31, 2014, 258,333 options were cancelled.

  During the nine months ended December 31, 2014, the Company issued 758,374 DSUs to its directors with a weighted-average grant date fair-value of $0.15 per unit.

  During the quarter ended December 31, 2014, the Company assessed its assets for indicators of impairment in accordance with IFRS 6 and lAS 36. As at December 31, 2014, the Company determined that there were indicators of impairment for its exploration and evaluation properties. The indicators of impairment resulted from the economic uncertainty in general and the downturn in the mining industry in particular, the decline in the Company's market capitalization and the Company's decision to significantly reduce future exploration expenditures until the equity and commodity markets for resource companies improve. As a result, the Company recorded a loss on impairment of $23,002,434 associated with the Titiribi property during the nine months ended December 31, 2014.

  On April 23, 2015, the Company entered into a definitive arrangement agreement with NovaCopper Inc. ("NovaCopper") pursuant to which NovaCopper has agreed to acquire all of the issued and outstanding common shares of the Company by way of a court approved plan of arrangement (the "Arrangement"). Under the terms of the Arrangement, the Company's shareholders will receive 0.3 (the "Exchange Ratio") of a NovaCopper common share for each Sunward common share ("Sunward Share") held.

APPENDIX M
FINANCIAL STATEMENTS OF SUNWARD FOR THE NINE MONTH PERIOD ENDED DECEMBER 31, 2014

See attached.

M- 1

SUNWARD RESOURCES LTD.

Condensed Consolidated Interim Financial Statements

(Unaudited)

(Expressed in United States dollars)

For the Nine Months Ended December 31, 2014

SUNWARD RESOURCES LTD.
Condensed Consolidated Interim Statements of Financial Position (unaudited)
(Expressed in United States Dollars)

As at	December 31, 2014	March 31, 2014

ASSETS
Current assets
Cash and cash equivalents	$20,945,394	$23,466,266
Accounts receivable	3,572	34,321
Advances and deposits (note 3)	289,995	160,948
	21,238,961	23,661,535

Non-current assets
Plant and equipment (note 4)	534,987	856,118
Exploration and evaluation properties (note 5)	1	23,002,435
	534,988	23,858,553

TOTAL ASSETS	$21,773,949	$47,520,088

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities (notes 8(c))	$116,166	$184,297
Equity tax liability (note 6)	-	97,041
	116,166	281,338

Non-current liabilities
Deferred share units liability (note 7(d))	98,121	55,460
	98,121	55,460

TOTAL LIABILITIES	214,287	336,798

EQUITY
Capital stock (note 7(b))	$83,967,981	$83,967,981
Reserves	31,068,286	30,628,564
Accumulated other comprehensive loss	(264,154)	(231,622)
Deficit	(93,212,451)	(67,181,633)
TOTAL EQUITY	21,559,662	47,183,290

TOTAL EQUITY AND LIABILITIES	$21,773,949	$47,520,088

Nature and continuance of operations (note 1)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

On behalf of the Board:

/s/ Jay Sujir Director	/s/ Terry Palmer Director

SUNWARD RESOURCES LTD.
Condensed Consolidated Interim Statements of Loss and Comprehensive Loss (unaudited)
(Expressed in United States Dollars)

	For the three months ended		For the nine months ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

EXPENSES
Administrative	$273,797	$488,208	$819,342	$1,558,012
Corporate consulting	-	15,377	-	93,965
Depreciation	51,038	78,481	174,921	250,798
Exploration expenses (note 5)	369,924	930,421	1,264,676	3,170,689
Investor communications	1,117	25,380	21,714	84,980
Professional fees	28,615	3,487	73,432	187,275
Share-based compensation (note 7(e))	137,799	236,231	489,326	575,079
Transfer agent and filing fees	15,656	32,339	60,902	80,909
Travel	1,062	24,575	35,605	64,640
	879,008	1,834,499	2,939,918	6,066,347
OTHER EXPENSES (INCOME)
Interest income	(27,160)	(30,632)	(74,891)	(97,368)
Loss on disposal of plant and equipment	29,526	3,731	81,580	3,731
Finance costs	-	15,136	2,218	26,801
Foreign exchange loss (gain)	71,289	(449,763)	79,559	(610,805)
Impairment on exploration and evaluation properties (note 5)	23,002,434	-	23,002,434	-
NET LOSS FOR THE PERIOD	$23,955,097	$1,372,971	$26,030,818	$5,388,706

OTHER COMPREHENSIVE LOSS
Foreign currency translation differences for foreign operations	32,121	440,156	32,532	618,942
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$23,987,218	$1,813,127	$26,063,350	$6,007,648

Basic and diluted loss per common share	$(0.17)	$(0.01)	$(0.18)	$(0.04)
Basic and diluted weighted average number of common shares outstanding	142,327,338	142,327,338	142,327,338	142,250,429

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

SUNWARD RESOURCES LTD.
Condensed Consolidated Interim Statements of Changes in Equity (unaudited)
(Expressed in United States Dollars)

	Capital stock		Treasury shares
							Accumulated other
							comprehensive
	Number of shares	Amount	Number of shares	Amount	Reserves	Deficit	income (loss)	Total
Balance at March 31, 2013	143,402,338	$84,686,982	(1,300,000)	$(757,222)	$30,030,673	$(59,917,105)	$17,311	$54,060,639
Shares issued for cash - stock option exercise	225,000	21,753	-	-	-	-	-	21,753
Reclassification of grant-date fair value on	-	16,468	-	-	(16,468)	-	-	-
exercise of stock options
Cancellation of treasury shares	(1,300,000)	(757,222)	1,300,000	757,222	-	-	-	-
Share-based payments	-	-	-	-	575,079	-	-	575,079
Translation adjustments	-	-	-	-	-	-	(618,942)	(618,942)
Net loss	-	-	-	-	-	(5,388,706)	-	(5,388,706)
Balance at December 31, 2013	142,327,338	$83,967,981	-	$-	$30,589,284	$(65,305,811)	$(601,631)	$48,649,823

Balance at March 31, 2014	142,327,338	$83,967,981	-	$-	$30,628,564	$(67,181,633)	$(231,622)	$47,183,290
Share-based payments	-	-	-	-	439,722	-	-	439,722
Translation adjustments	-	-	-	-	-	-	(32,532)	(32,532)
Net loss	-	-	-	-	-	(26,030,818)	-	(26,030,818)
Balance at December 31, 2014	142,327,338	$83,967,981	-	$-	$31,068,286	$(93,212,451)	$(264,154)	$21,559,662

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

SUNWARD RESOURCES LTD.
Condensed Consolidated Interim Statements of Cash Flows (unaudited)
(Expressed in United States Dollars)

	For the nine months ended
	December 31, 2014	December 31, 2013

Cash flows provided from (used by):
OPERATING ACTIVITIES
Net loss for the period	$(26,030,818)	$(5,388,706)
Adjustments for items not affecting cash:
Share-based payments	489,326	575,079
Depreciation	174,921	250,798
Non-cash finance costs	2,218	26,801
Loss on disposal of plant and equipment	81,580	3,731
Impairment on exploration and evaluation properties	23,002,434	-
	(2,280,339)	(4,532,297)
Net changes in non-cash working capital items:
Decrease in accounts receivable	30,602	43,276
Decrease (increase) in advances and deposits	(133,462)	94,672
Decrease in accounts payable and accrued liabilities	(63,989)	(213,137)
Decrease in equity tax liability	(99,259)	(114,249)
Net cash flows used in operating activities	(2,546,447)	(4,721,735)

FINANCING ACTIVITIES
Shares issued on exercise of options	-	21,753
Net cash flows from financing activities	-	21,753

INVESTING ACTIVITIES
Purchase of plant and equipment	(4,864)	(3,319)
Proceeds on disposal of plant and equipment	69,494	14,450
Net cash flows from investing activities	64,630	11,131

Effects of exchange rate changes on cash and cash equivalents	(39,055)	(595,419)

Net decrease in cash and cash equivalents	(2,520,872)	(5,284,270)
Cash and cash equivalents, beginning of period	23,466,266	29,841,524
Cash and cash equivalents, end of period	$20,945,394	$24,557,254

Cash and cash equivalents consist of :
Cash	20,945,394	561,251
Bank short term deposits	-	23,996,003
	$20,945,394	$24,557,254

Cash paid during the period for interest	$-	$-

Cash paid during the period for income taxes	$-	$-

Supplementary cash flow information
Fair value of options transferred to capital stock from reserves on exercise of options	$-	$16,468
Cancellation of treasury shares	-	757,222
	$-	$773,690

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

1. NATURE AND CONTINUANCE OF OPERATIONS

Sunward Resources Ltd. (the “Company” and “Sunward”) is a publicly listed company incorporated under the Business Corporations Act (British Columbia) on April 11, 2008. The Company’s shares are listed on the Toronto Stock Exchange (“TSX”) and trade under the symbol “SWD”. The Company’s corporate office is located at 1410 – 1090 West Georgia Street, Vancouver, British Columbia, Canada and its registered office is located at 1600 – 609 Granville Street, Vancouver, British Columbia, Canada.

The Company, through its wholly owned subsidiaries, Sunward Investments Ltd. (“SIL”) and Sunward Resources Limited. (“Sunward BVI”), is currently engaged in the investment in and exploration of mineral resource properties in Colombia. During the year ended March 31, 2011, SIL acquired a 100% interest in Goldplata Resources Limited and La Muriel Mining Corporation. On December 14, 2011 SIL sold 100% of its interest in La Muriel to Goldplata Mining International Corporation for consideration of 1,300,000 Sunward common shares previously held by Goldplata International. On June 14, 2013, these treasury shares were cancelled.

The business of mining and exploring for minerals involves a high degree of risk and there can be no assurance that current exploration programs will result in profitable mining operations. The recoverability of the carrying value of exploration and evaluation properties and the Company's continued existence is dependent upon the preservation of its interest in the underlying properties, the discovery of economically recoverable reserves, the achievement of profitable operations, or the ability of the Company to raise alternative financing, if necessary, or alternatively upon the Company's ability to dispose of its interests on an advantageous basis. Changes in future conditions could require material write-downs of the carrying values. The Company's exploration assets are located outside of Canada and are subject to the risk of foreign investment, including political uncertainty, increases in taxes and royalties, renegotiation of contracts and currency exchange fluctuations.

These unaudited condensed consolidated interim financial statements have been prepared on a going concern basis which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The continuing operations of the Company are dependent upon its ability to continue to raise adequate financing and to commence profitable operations in the future. Based on the Company’s planned expenditures over the next twelve months, the Company believes that it has sufficient funds to meet its obligations as they become due. These unaudited condensed consolidated interim financial statements do not include adjustments to amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue operations.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PREPARATION

Statement of compliance to International Financial Reporting Standards

These unaudited condensed consolidated interim financial statements have been prepared in accordance with International Accounting Standard (“IAS”) 34, Interim Financial Reporting. Accordingly, they do not include all of the information and disclosures required by International Financial Reporting Standards (“IFRS”) for annual consolidated statements.

These unaudited condensed consolidated interim financial statements have been prepared using the same accounting policies and methods of application as the Company’s most recent annual audited consolidated financial statements, with the exception of the following new accounting standard which the Company adopted and is effective for the Company's interim and annual financial statements commencing April 1, 2014. The adoption of the new accounting standard has had no material impact on the financial statements.

  IAS 32 (Amendment): Standard amended to clarify requirements for offsetting financial assets and financial liabilities, effective for annual periods beginning on or after January 1, 2014.

These unaudited condensed consolidated interim financial statements have been approved by the Board of Directors and authorized for issue on February 11, 2015.

Critical accounting estimates

Critical accounting estimates are estimates and assumptions made by Management that may result in a material adjustment to the carrying amounts of assets and/or liabilities within the next financial year and are disclosed in Note 3 of the Company’s annual audited consolidated financial statements for the year ended March 31, 2014. There have been no changes to the Company’s critical accounting estimates and judgments during the nine months ended December 31, 2014.

New accounting standards

Certain new standards, interpretations, amendments and improvements to existing standards were issued by the IASB or IFRIC that are mandatory for accounting periods beginning on or after January 1, 2015. Updates which are not applicable or are not consequential to the Company have been excluded thereof. The following have not yet been adopted by the Company and are being evaluated to determine their impact.

  IFRS 9 Financial Instruments (“IFRS 9”) was issued in November 2009 and contained requirements for financial assets. This standard addresses classification and measurement of financial assets and replaces the multiple category and measurement models in IAS 39 for debt instruments with a new mixed measurement model having only two categories: amortized cost and fair value through profit or loss. IFRS 9 also replaces the models for measuring equity instruments, and such instruments are either recognized at fair value through profit or loss or at fair value through other comprehensive income. This standard is required to be applied for accounting periods beginning on or after January 1, 2018, with early adoption permitted.

Functional and reporting currency

These condensed consolidated interim financial statements are presented in United States (“US”) dollars which is the functional currency of all of the Company’s subsidiaries. The functional currency of the Company is the Canadian dollar. References to “CAD” and “COP” are Canadian dollars and Colombian pesos, respectively.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

3. ADVANCES AND DEPOSITS

The Company’s advances and deposits are broken down as follows:

	December 31, 2014	March 31, 2014
Advances for land access	$175,958	$67,806
Other advances and deposits	93,306	47,898
Rent deposits for offices	20,731	45,244
	$289,995	$160,948

4. PLANT AND EQUIPMENT

The Company’s plant and equipment consists of machinery and equipment, furniture and fixtures, processing equipment, computers, automobiles and buildings used in exploration activities. During the nine months ended December 31, 2014, the Company purchased $4,864 of equipment (December 31, 2013: $3,319).

During the nine months ended December 31, 2014, the Company disposed of equipment with a net book value of $151,074 (December 31, 2013: $18,181) for cash proceeds of $69,494 (December 31, 2013: $14,450).

5. EXPLORATION AND EVALUATION PROPERTIES

The Company, through its wholly owned subsidiaries, SIL and Sunward BVI, is currently engaged in the investment in and exploration of mineral resource properties in Colombia. The Company’s current focus is on the Titiribi gold-copper porphyry project (known as the “Titiribi Project”), located southwest of the city of Medellin, in Antioquia Department, Colombia.

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral properties. The Company has investigated title to all of its mineral properties, and to the best of its knowledge has title to all of them.

The Company’s exploration and evaluation properties consist of the following:

	Balance as at		Balance as at
	March 31, 2014	Impairment	December 31, 2014
Titiribi Project, Colombia	$23,002,435	$(23,002,434)	$1

During the third quarter, the Company assessed its assets for indicators of impairment in accordance with IFRS 6 and IAS 36. As at December 31, 2014, the Company determined that there were indicators of impairment for its exploration and evaluation properties. The indicators of impairment resulted from the economic uncertainty in general and the downturn in the mining industry in particular, the decline in the Company’s market capitalization and the Company’s decision to significantly reduce future exploration expenditures until the equity and commodity markets for resource companies improve. As a result, the Company recorded a loss on impairment of $23,002,434 associated with the Titiribi property during the nine months ended December 31, 2014.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

5. EXPLORATION AND EVALUATION PROPERTIES (continued)

The Company has incurred the following exploration expenses:

			Accumulated exploration
	For the nine months ended		expenses
	December 31, 2014	December 31, 2013	December 31, 2014
Assaying	$24,103	$71,366	$3,841,632
Camp costs	10,097	365,873	2,830,620
Drilling	-	133,784	20,989,771
Employee costs	328,889	1,013,812	6,921,292
Fuel and transportation	8,357	30,025	554,148
General and administrative costs (Medellin office)	259,567	179,819	1,343,664
Land access	225,725	691,406	3,249,761
Legal	10,756	6,001	462,313
Professional and technical services	242,188	506,777	3,764,567
Reclamation costs	109,693	103,741	1,126,063
Satellite imagery	-	-	378,073
Taxes	48,903	68,085	1,724,867
Recovery	(3,602)	-	(3,602)
	$1,264,676	$3,170,689	$47,183,169

6. EQUITY TAX LIABILITY

In December 2010, the Colombian government passed a law that imposes an equity tax levied on the January 1, 2011 net equity of the Company’s Colombian operations. The rate applicable to the Company’s Colombian operations is 4.8% . The equity tax is to be paid over a four-year period starting in 2011 through to 2014 in eight semi-annual installments in May and September of each year. The last equity tax instalment payment was made in September 2014.

7. SHARE CAPITAL

a)	Authorized share capital

The Company has been authorized to issue an unlimited number of common shares without par value.

b)	Issued share capital

At December 31, 2014, the Company had 142,327,338 common shares issued and outstanding with a value of $83,967,981 (March 31, 2014 – 142,327,338 with a value of $83,967,981).

c)	Stock options

Under the Company’s stock option plan, the board of directors may grant options for the purchase of up to a total of 10% of the total number of issued and outstanding common shares of the Company. Options granted under the plan may vest over a period of time at the discretion of the board of directors.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

7. SHARE CAPITAL (continued)

c)	Stock options (continued)

Options to purchase common shares have been granted to directors, employees and consultants at exercise prices determined by reference to the market value of the Company’s common shares on the date of the grant. The changes in options during the nine months ended December 31, 2014 and 2013 are as follows:

	December 31, 2014		December 31, 2013

	Number	Weighted average	Number	Weighted average
	outstanding	exercise price (CAD)	outstanding	exercise price (CAD)

Outstanding, beginning of period	4,993,334	$0.59	11,957,671	$1.35
Granted	4,490,000	0.16	2,475,000	0.27
Exercised	-	-	(225,000)	0.10
Expired	-		(2,464,338)	1.35
Forfeited	(45,000)	0.29	-	-
Cancelled	(258,334)	1.52	(43,333)	1.49
Outstanding, end of period	9,180,000	$0.35	11,700,000	$1.15

During the nine months ended December 31, 2014:

•

On June 3, 2014, the Company granted 3,150,000 options with an exercise price of CAD 0.16 to certain directors. The options are exercisable for a period of five years. All the options vest six months from the date of grant.

•

On June 3, 2014, the Company granted 1,340,000 stock options with an exercise price of CAD 0.16 to various officers and employees. The options are exercisable for a period of five years. One-third of the options granted vest immediately at the date of the grant. One-third vest twelve months from the date of grant and one-third vest twenty four months from the date of grant.

During the nine months ended December 31, 2013:

•

On July 8, 2013, the Company granted 2,100,000 options with an exercise price of CAD 0.26 to certain directors. The options are exercisable for a period of five years. All the options vest six months from the date of grant.

•

On September 9, 2013, the Company granted 275,000 stock options with an exercise price of CAD 0.40 to various officers and employees. The options are exercisable for a period of five years. One-third of the options granted vest immediately at the date of the grant. One-third vest twelve months from the date of grant and one-third vest twenty four months from the date of grant.

•

On November 29, 2013, the Company granted 100,000 stock options with an exercise price of CAD 0.22 to an officer. The options are exercisable for a period of five years. One-third of the options granted vest immediately at the date of the grant. One-third vest twelve months from the date of grant and one-third vest twenty four months from the date of grant.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

7. SHARE CAPITAL (continued)

c)	Stock options (continued)

The estimated grant date fair value of the options granted during the nine months ended December 31, 2014 and 2013 was calculated using the Black-Scholes option pricing model with the following assumptions:

		For the nine months ended
		December 31, 2014		December 31, 2013
Forfeitures		3.00%		3.00%
Risk-free interest rate		1.48%		1.60%
Expected annual volatility		87.08%		92.61%
Expected life (in years)		5.00		4.15
Expected dividend yield		0.00%		0.00%
Weighted average share price	CAD	0.16	CAD	0.27
Weighted average grant date fair value per option	CAD	0.11	CAD	0.18

The following summarizes information about stock options outstanding and exercisable at December 31, 2014:

					Weighted average
					remaining
	Options			Estimated grant	contractual life (in
Expiry date	outstanding	Options exercisable	Exercise price (CAD)	date fair value	years)
March 5, 2015	500,000	500,000	$0.35	$130,000	0.18
August 13, 2015	55,000	55,000	$0.60	$20,808	0.62
September 24, 2015	800,000	800,000	$0.85	$409,732	0.73
July 8, 2016	150,000	150,000	$1.50	$152,712	1.52
September 27, 2016	35,000	35,000	$1.88	$43,084	1.74
June 19, 2017	95,000	95,000	$1.49	$90,566	2.47
March 6, 2018	600,000	400,000	$0.74	$308,934	3.18
March 27, 2018	100,000	66,667	$0.57	$37,959	3.24
July 8, 2018	2,100,000	2,100,000	$0.26	$356,698	3.52
September 9, 2018	175,000	133,333	$0.40	$51,859	3.69
November 29, 2018	100,000	66,667	$0.22	$15,438	3.92
June 3, 2019	4,470,000	3,596,667	$0.16	$487,632	4.42
	9,180,000	7,998,334		$2,105,422	3.45

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

7. SHARE CAPITAL (continued)

d)	Deferred share units (“DSU”)

During the nine months ended December 31, 2014, the Company issued 758,374 DSUs (December 31, 2013 – nil) to its directors with a weighted-average grant date fair-value of $0.15 per unit.

The Company’s DSU liability is summarized as follows:

	Units	Value

Balance, March 31, 2014	278,766	$55,460
Granted	758,374	99,714
Fair value adjustment	-	(50,110)
Exchange difference	-	(6,942)
Balance, December 31, 2014	1,037,140	$98,122

As at December 31, 2014, the Company had 1,037,140 DSUs granted and outstanding with a value of $98,122 (March 31, 2014 – 278,766 DSUs granted and outstanding with a value of $55,460).

e)	Share-based payments

Share-based payments for the nine months ended December 31, 2014 and 2013 consists of the following:

	For the nine months ended
	December 31, 2014	December 31, 2013
Stock options	$439,722	$575,079
Deferred share units	49,604	-
	$489,326	$575,079

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

8. RELATED PARTY TRANSACTIONS

The financial statements include the accounts of Sunward Resources Ltd. and its subsidiaries as listed in the following table:

		Equity Ownership as at
	Country of	December 31, 2014	March 31, 2014
Name	Incorporation
Sunward Investments Limited	British Virgin Islands	100%	100%
Sunward Resources Limited	British Virgin Islands	100%	100%
Sunward Resources Sucursal Colombia	Colombia	100%	100%
Sunward Holdings Limited	Canada	100%	100%

Balances and transactions between the Company and its subsidiaries have been eliminated on consolidation and are not disclosed in this note. Details of the transactions between the Company and other related parties are as follows:

a)	The Company’s related parties consist of companies owned directly or indirectly, by directors and key management as follows:

Name	Nature of Transactions
Anfield, Sujir, Kennedy & Durno LLP	Legal fees (professional fees)
Calveston Worldwide Ltd.	Geological (exploration expenses)
Duarte Garcia Abogados S.A.S.	Legal fees (exploration expenses)
Nawati Trading S.A.	Consulting (exploration expenses)
Quantum Advisory Partners LLP	Accounting fees (professional fees)

The Company incurred the following fees and expenses in the normal course of operations in connection with companies owned by directors and key management. Expenses have been measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

The Company’s related party expenses are as follows:

	For the nine months ended
	December 31, 2014		December 31, 2013
Exploration expenses	$124,036	(2) (3)	$93,824	(1) (3)
Professional fees	132,159	(4) (5)	66,635	(4)
	$256,195		$160,459

(1)	The Company paid $nil (December 31, 2013 - $14,660) consulting services fees to Calveston Worldwide Ltd. whose consultant is one of the Company’s directors.

(2)	The Company paid $30,000 (December 31, 2013 - $nil) legal fees to Duarte Garcia Abogados S.A.S. whose incorporated partner is one of the Company’s directors.

(3)	The Company paid $94,036 (December 31, 2013 - $79,164) consulting services fees to Nawati Trading S.A. whose consultant is the Company’s country manager.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

8. RELATED PARTY TRANSACTIONS (continued)

(4)	The Company paid $13,520 (December 31, 2013 - $49,483) legal fees to Anfield, Sujir, Kennedy & Durno LLP whose incorporated partner is one of the Company’s directors.

(5)	The Company paid $118,639 (December 31, 2013 - $17,152) fees related to accounting services to Quantum Advisory Partners whose incorporate partner is the Company’s Chief Financial Officer.

b)	Compensation of key management personnel:

The remuneration of directors and other members of key management personnel during the nine months ended December 31, 2014 and 2013 were as follows:

	For the nine months ended
	December 31, 2014	December 31, 2013
Salaries, fees and directors’ fees	$829,390	$838,521
Share-based payments	476,331	575,079
	$1,305,721	$1,413,600

i.	Salaries, fees and directors’ fees include consulting expenses disclosed in Note 8(a).

ii.	Share-based payments are the fair value of options and DSUs granted to key management personnel and directors.

c)	Related parties balances:

The balances due to the Company’s directors and officers included in accounts payables and accrued liabilities were $29,785 as at December 31, 2014 (March 31, 2014 – $17,988), which were paid subsequent to quarter end. These amounts are unsecured, non-interest bearing and are payable on demand.

9. FINANCIAL INSTRUMENTS

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

Level 3 – Inputs that are not based on observable market data.

The fair value of the Company’s cash and cash equivalents, accounts payable and accrued liabilities approximate carrying value, which are the amounts recorded on the consolidated statement of financial position.

The Company’s financial instruments are exposed to certain financial risks, including currency risk, credit risk, interest rate risk, liquidity risk and price risk. The Company does not acquire or issue derivative instruments for trading or speculative purposes. All transactions undertaken are to support the Company’s operations. There have been no significant changes to the Company’s credit risk, interest rate risk, liquidity risk or price risk as disclosed in Note 11 of the Company’s annual audited consolidated financial statements.

SUNWARD RESOURCES LTD.
Notes to the Condensed Consolidated Interim Financial Statements (unaudited)
For the Nine Months Ended December 31, 2014
(Expressed in United States Dollars)

9. FINANCIAL INSTRUMENTS (continued)

Currency risk

The Company’s exposure to the Canadian dollar expressed in terms of the United States dollar and denominated in Canadian dollars with respect to its financial instruments are as follows:

	December 31, 2014		March 31, 2014
	USD	CAD	USD	CAD
Cash and cash equivalents	$971,103	$1,129,102	$1,926,610	$2,130,445
Accounts receivable	3,572	4,153	25,427	28,117
Accounts payable and accrued liabilities	(81,245)	(94,464)	(107,141)	(118,477)
	$893,430	$1,038,791	$1,844,896	$2,040,085

Based on these balances as at December 31, 2014, if the Canadian dollar weakened (strengthened) against the United States dollar, by 10%, with all other variables held constant, net loss and accumulated other comprehensive income (loss) would have increased (decreased) by approximately $89,343.

The Company’s exposure to the Colombian peso expressed in terms of the United States dollar and denominated in Colombian pesos with respect to its financial instruments are as follows:

	December 31, 2014		March 31, 2014
	USD	COP	USD	COP
Cash and cash equivalents	$99,406	$233,645,016	$69,132	$135,858,013
Accounts payable and accrued liabilities	(14,430)	(33,915,779)	(44,614)	(87,676,410)
Equity tax liability	-	-	(97,041)	(190,704,884)
	$84,976	$199,729,237	$(72,523)	$(142,523,281)

Based on these balances as at December 31, 2014, if the Colombian peso had weakened (strengthened) against the United States dollar, by 10%, with all other variables held constant, net loss would have increased (decreased) by approximately $8,498.

10. SEGMENTED INFORMATION

The Company has one reportable segment, being the acquisition and exploration of mineral properties. Geographical information is as follows:

	December 31, 2014	March 31, 2014
Non-current assets
Canada	$29,998	$36,235
Colombia	504,990	23,822,318
	$534,988	$23,858,553

APPENDIX N
MANAGEMENT’S DISCUSSION AND ANALYSIS OF SUNWARD FOR THE YEAR ENDED MARCH 31, 2014

See attached.

N 1

SUNWARD RESOURCES LTD.

Management’s Discussion and Analysis

For the year ended March 31, 2014

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

1.	Introduction

This Management’s Discussion and Analysis (“MD&A”) is intended to help the reader understand Sunward Resources Ltd. (“Sunward” or “Company”), operations, financial performance, and current and future business environment. This MD&A is intended to supplement and complement the consolidated financial statements and notes thereto prepared in accordance with International Financial Reporting Standards (“IFRS”) for the year ended March 31, 2014. This MD&A should be read in conjunction with the Company’s annual audited consolidated financial statements and the most recent Annual Information Form, which are available on the SEDAR website at www.sedar.com.

This MD&A is prepared as of June 19, 2014. All dollar amounts in this MD&A are expressed in United States dollars, unless otherwise indicated.

2.	Cautionary Note to United States Investors

This MD&A is prepared and presented in accordance with the rules and regulations that govern Canadian reporting issuers, as required by the Toronto Stock Exchange (“TSX”) and applicable securities laws in Canada. The Company does not report to the United States Securities and Exchange Commission, and, in its public disclosure, it uses terms such as “measured”, “indicated” and “inferred” resources, which are not permitted terminology in the United States.

3.	Corporate Overview

Sunward Resources Ltd. was incorporated under the Business Corporations Act (British Columbia) on April 11, 2008. The Company, through its wholly owned subsidiary, Sunward is currently engaged in the exploration and development of mineral resource properties in Colombia. Currently, the Company’s only material mineral project is its Titiribi Project. Sunward is a reporting issuer in British Columbia, Alberta and Ontario and trades under the symbol “SWD” on the Toronto Stock Exchange.

4.	Corporate Developments

Management Changes

On October 1, 2013, the Company appointed Paul Robertson to the position of Chief Financial Officer of the Company replacing Michael Malana.

Cost Reduction Initiatives

As a result of completing a major drilling program and shifting focus towards technical studies, the Company implemented certain cost reduction initiatives including reducing its work force in Colombia and Vancouver. As at the date of this MD&A, the Company has 3 employees at its head office in Vancouver and 14 employees working in Colombia for a total of 17 employees, representing a reduction of 121 employees since February 28, 2013.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

5.	Project Review

Titiribi Project, Colombia

The Titiribi gold-copper porphyry project is located approximately 70 kilometres southwest of the city of Medellin, in Antioquia Department, Colombia. The Titiribi project’s principal mining title is concession 5085, which was created by the consolidation of five concessions and four exploration licenses. This concession comprises of an area of 3,919 hectares. The concession was registered with the National Mining Registry on April 18, 2013 and expires in 2043 but may be renewed for an additional 20 years.

Titiribi hosts an NI 43-101-compliant Measured and Indicated Mineral Resource of 4.63 million ounces gold and 654.4 million pounds of copper (within 285.8 million tonnes grading 0.50 grams per tonne gold). Additional Inferred Mineral Resources contain 6.01 million ounces gold and 216.3 million pounds of copper (within 349.4 million tonnes grading 0.53 grams per tonne gold). Refer to Recent Developments section below for further details.

The Titiribi Project contains several separate mineralized zones, and although all appear related to a large Miocene-age post-caldera intrusive system, each is spatially separate. These zones include porphyry gold-copper style mineralized intrusions at the Cerro Vetas, Candela, Porvenir, Margarita, Rosa and Junta prospects; gold-dominant, breccia-hosted mineralization peripheral to the Cerro Vetas porphyry and earlier (possibly pre-caldera) low-sulphidation, epithermal gold-antimony-zinc mineralization at Chisperos. The Titiribi project has 9 principal targets identified as combined geochemical and geophysical anomalies. All 9 targets have been drill tested and each target has shown various amounts of mineralization. As of the date of this report, the Cerro Vetas, NW Breccia, and Chisperos targets contain resources as per a NI 43-101 technical report.

Figure 1 - Principal Targets at the Titiribi project identified as combined geochemical and geophysical anomalies

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Cerro Vetas is a bulk tonnage gold and copper mineralized body directly related to the Cerro Vetas diorite intrusion but also hosted in adjacent hydrothermal and intrusive breccias in the immediate contact aureole of the intrusion. The principal metallic minerals are native gold, chalcopyrite, pyrite, and magnetite. Gold values at Cerro Vetas normally correlate well with copper content and magnetite as well as with potassic alteration. Several structural zones within the porphyry are sympathetic to regional structure and host a second style of structurally controlled vetiform mineralization, typically with higher grades of gold and copper. A third style of gold-only mineralization is developed in breccias to the northwest of the intrusion. The Cerro Vetas porphyry hosts typical porphyry copper alteration with a barren to weakly mineralized prograde potassic core, surrounded by a mineralized but poorly developed phyllic zone and a well-developed and mineralized retrograde argillic zone. The outermost propyllitic alteration zone is widespread throughout the entire district.

The Chisperos mineralized zone is generally gold-dominant, and consists of parallel to sub-parallel mineralized zones that are both stratigraphically and structurally controlled and hosted in a volcano-sedimentary sequence of tuffs and tuffaceous sediments. A large and complex diatreme breccia body (interpreted to be pre-caldera) occurs in the centre and western parts of Chisperos but currently has an indeterminate relationship to the mineralization. West-northwest-striking, steeply-dipping faults are presently believed to be the conduits for low temperature hydrothermal fluids, which deposited a low-sulphidation epithermal assemblage of chalcedonic silica, carbonate, adularia, free gold and base-metal sulphides within fracture zones, often to bonanza grade over narrow intervals (such as in drill hole CP027, which intersected 113.5 grams/tonne gold over 1.05 metres) and also created disseminated mineralized zones within stratabound shallow dipping, favourable stratigraphic lithologies.

Recent Developments

On June 21, 2013, the Company released results from the updated Metallurgical Program at the Titiribi project. A Metallurgical testwork program carried out by Wardell Armstrong International has been completed which could support a Preliminary Economic Assessment level study. This program included metallurgical testing in order to first characterize and then subsequently determine the most suitable processing methodology for the ore types from the Titiribi deposit. This testwork included Gold Deportment testing, Locked Cycle Flotation and Leach testing. Testwork was also carried out on the tailings from Cerro Vetas which demonstrated that the tails did not have the potential to be acid generating. Overall, the program yielded favourable metallurgical recoveries and results. For more details, please see the Company’s news release dated June 21, 2013.

On September 12, 2013, The Company filed an updated technical report on the Cerro Vetas, NW Breccia and Chisperos zones of the Titiribi Project completed by Behre Dolbear & Company (USA) Inc. Behre Dolbear reported that, based on a cut-off of 0.3 grams/tonne gold (as used in both the September 2011 and June 2012 report), the Titiribi Project currently hosts 285.8 million tonnes of Measured and Indicated Mineral Resources averaging 0.50 grams/tonne gold, and thus containing 4.63 million ounces of gold. In addition, the Titiribi Project contains substantial amounts of copper, 654.4 million pounds, in the Measured and Indicated Resource categories, resulting in a corresponding gold-equivalent resource of 6.22 million ounces. (Please refer to Table 1.1 for details or refer to National Instrument 43-101 Technical Report dated September 9th, 2013, entitled "Technical Report on the Titiribi Project, Department of Antioquia, Colombia", prepared by Behre Dolbear & Company and filed on SEDAR at www.sedar.com)

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

TABLE 1.1 TITIRIBI MEASURED AND INDICATED MINERAL RESOURCE (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au (g/t)	Cu (%)	Contained Metals				Au Equivalence[1] (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Measured	51.6	0.49	0.17	25,380	0.82	88,486	195.1	1.29
	Indicated	132.4	0.48	0.16	63,949	2.06	208,317	459.3	3.17

Chisperos	Indicated	62.1	0.48	-	30,077	0.97	-	-	0.97

NW Breccia	Indicated	39.7	0.62	-	24,541	0.79	-	-	0.79

Total Measured + Indicated		285.8	0.50	-	143,947	4.63	296,804	654.4	6.22
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

These figures incorporate a substantial increase in the overall amount of Measured gold and copper resource (51.6 Mt @ 0.49 g/t Au and 0.17% Cu) contained in Titiribi, which, in June 2012, stood at 7.5 Mt grading 0.46 g/t gold and 0.16% copper. Importantly, the stated gold for Measured resource increased almost 7.5 times to approximately 816 thousand ounces and the stated copper increased almost 7.2 times to approximately 195 million pounds.

Overall, the combined Measured and Indicated tonnes have remained fairly consistent, increasing somewhat from 275.4 Mt containing 4.58 Mozs of gold and 615.4 Mlbs of copper to 285.8 Mt containing 4.63 Mozs of gold and 654.4 Mlbs of copper.

Inferred gold Resources (349.4 Mt averaging 0.53 g/t gold) at Titiribi have decreased slightly, moving from 6.44 Mozs gold to 6.01 Mozs gold and Inferred copper Resources decreased from 388.5 Mlbs to 216.3 Mlbs. Factoring in copper content in the Cerro Vetas mineralized zone, Inferred Resources, expressed in gold-equivalent, now total 6.53 Mozs. (Please refer to Table 1.2 below for details.) It is important to observe that the reported amounts of gold and copper are in line with the corresponding figures presented in the last Technical Report dated June 2012. This outcome is primarily due to the incorporation of results of the Cerro Vetas infill drill program, which was not expected to materially impact the overall Resource estimate.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

TABLE 1.2 TITIRIBI INFERRED MINERAL RESOURCE (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au (g/t)	Cu (%)	Contained Metals				Au Equivalence[1] (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Inferred	153.0	0.57	0.064	87,712	2.82	98,104	216.3	3.34

Chisperos	Inferred	100.2	0.47	-	46,811	1.51	-	-	1.51

NW Breccia	Inferred	96.2	0.543	-	52,285	1.68	-	-	1.68

Total Inferred		349.4	0.53	-	186,807	6.01	98,104	216.3	6.53
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

The total assessed resources encompass only three out of nine mineralized zones at Titiribi. The current resource model also confirmed a higher-grade zone of breccia-hosted, gold-dominant mineralization in the northwest sector of the Cerro Vetas porphyry (the "NW Breccia"). This zone hosts a Measured and Indicated Mineral Resource of 39.7 Mt grading 0.62 g/t gold for a contained 0.79 Mozs of gold, along with an Inferred Mineral Resource of 96.2 Mt grading 0.54 g/t gold containing 1.68 Mozs of gold.

The Company has conducted a drilling program at the Titiribi Project over the past two years and has now completed a total of 142,770 meters of core drilling. In addition, previous operators completed 6,168 meters of core drilling. Since the completion of the most recent drilling program on February 16, 2013, the Company has embarked on an intensive plan to rehabilitate the drill platform sites. This is ongoing and target date for completion is June 2014.

6.	Outlook

Management continues to prudently manage the Company’s cash position while increasing its geologic and engineering understanding of the Titiribi project. In September 2013, the Company updated its resource estimate and has completed a non-reportable scoping level engineering study on the mineral resource identified at Titiribi, which focused on evaluating a variety of scenarios for a potential mining operation.

Heather White, P. Eng. is a Qualified Person under NI 43-101, and has reviewed and approved the scientific and technical information in this MD&A.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

7.	Results of Operations

For the years ended March 31, 2014 compared to March 31, 2013

The loss for the year before income taxes and net loss for the year ended March 31, 2014 was $7,264,528 compared to a loss before income taxes of $23,165,671 ($21,977,603 after deferred income tax recovery) for the year ended March 31, 2013. The decrease in loss was due mainly to a decrease in exploration expenses of $11,693,425, lower administrative expenses of $464,869, lower investor communication and travel expenses of $565,208, and lower transfer agent fees of $179,174. These decreases were partially offset by higher consulting and professional fees of $121,957 and other expenses of $132,268 which comprised mainly of foreign exchange loss.

Administrative expenses were $2,022,008 for the year ended March 31, 2014 compared to $2,486,877 for the year ended March 31, 2013. The major components of administrative expenses are salaries and director fees. The decrease was due to staff reductions as a result of the cost reduction initiatives implemented by the Company during fiscal 2014, which was partially offset by related severance costs incurred.

Exploration expenses were $3,624,488 for the year ended March 31, 2014 compared to $15,317,913. The decrease was primarily related to lower drilling and employee costs. Drilling costs decreased significantly as no drilling occurred in 2014 and the amount reflected in the current fiscal year relates to settlement costs on previous drilling contracts entered into, whereas in the prior year the costs incurred were related to drilling campaigns at Cerro Vetas and Chisperos-Virgen. Total employee costs during the year ended March 31, 2014 were lower as a result of fewer employees compared to the prior year.

The breakdown of the exploration expenses year over year is as follows:

	For the year ended
Exploration expenses:	March 31, 2014	March 31, 2013
Assaying	76,541	1,565,326
Camp costs	343,735	859,551
Drilling	94,333	6,688,941
Employee costs	1,060,463	2,669,693
Fuel and transportation	30,911	60,945
General and administrative costs (Medellin office)	265,764	328,810
Land access	778,534	955,721
Legal	5,755	8,211
Professional and technical services	655,771	1,366,676
Reclamation costs	233,546	169,661
Satellite imagery	-	132,592
Taxes	79,135	511,786
	3,624,488	15,317,913

Investor communications expenses were $95,425 for the year ended March 31 2014 compared to $387,712 in the prior year. The decrease was because the Company had fewer meetings with investors and analysts and participated in fewer trade shows.

Share-based compensation was $673,209 for the year ended March 31, 2014 compared to $3,881,362 in 2013. The decrease was a result of fewer options vesting in the year.

Travel expenses were $80,896 for the year ended March 31, 2014 compared to $353,817 in 2013. A significant reduction in frequency of travel to Colombia and less corporate travel by management and directors accounts for the decrease.

Transfer agent and filing fees were $92,758 compared to $271,932 in 2013. The decrease is attributable to one off fees associated with listing on the TSX in the prior year.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

For the three months ended March 31, 2014 compared to March 31, 2013

The net loss for the quarter ended March 31, 2014 was $1,875,822 compared to a loss of $3,205,505 for the same period in 2013. The decrease of $1,329,683 was due mainly to $1,845,357 lower exploration expenses, $320,803 lower administrative expenses, and $74,138 lower investor relations. These decreases were partially offset by non-cash items such as lower depreciation of $107,175 and higher share-based payments of $281,059 as well as an increase of $743,894 in other expenses, mainly due to foreign exchange loss.

Exploration expenses decreased by $1,845,357 for the prior-year period mainly due to the absence of drilling activity in the quarter, whereas in the same period in 2013 the costs relate to drilling campaigns at Cerro Vetas and Chisperos-Virgen. Total employee costs in the quarter also decreased as a result of fewer employees.

	Three months ended March 31,
Exploration expenses:	2014	2013
Assaying	8,538	167,841
Camp costs	34,181	120,509
Drilling	-	625,255
Employee costs	114,136	635,769
Fuel and transportation	5,261	(7,446)
General and administrative costs (Medellin office)	16,971	(4,539)
Land access	-	277,464
Legal	132	1,266
Professional and technical services	138,985	312,578
Reclamation costs	115,481	78,022
Satellite imagery	-	88,634
Taxes	20,114	3,803
	453,799	2,299,156

Administrative expenses were $463,996 for the three months ended March 31, 2014 compared to $784,799 for the prior-year period. The major components included here are salaries and director fees. There were severance payments made during the quarter ended March 31, 2013 which contributed to the higher expense in 2013.

Investor communications expenses were $10,445 for the three months ended March 31, 2014 compared to $84,583 for the prior-year period, resulting in a decrease of $74,138 mainly due to less investor relation activities in the quarter.

Share-based compensation was $98,130 for three months ended March 31, 2014 compared to $(182,929) for the prior-year period. During the period ended March 31, 2013 there was a net credit for share-based compensation related to the grant of 700,000 options, the vesting of options and the cancellation of certain options previously granted.

Foreign exchange loss was $713,402 for the three months ended March 31, 2014 compared to a foreign exchange gain of $25,409 for the prior-year period. The foreign exchange loss was primarily related to the revaluation of the cash and cash equivalents held in US dollars to Canadian dollars and the cash and cash equivalents held in Colombia peso to US dollars. The Company is required to re-measure monetary items denominated in foreign currencies at each reporting date using the spot rate.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

8.	Selected Annual Financial Information

	As at and for the year ended March 31,
	2014	2013	2012
Total assets	47,520,088	54,723,953	76,323,333
Total long-term liabilities	55,460	79,620	1,371,361
Loss for the year	7,264,528	21,977,603	23,796,485
Comprehensive loss for the year	7,513,461	22,049,029	23,823,293
Basic and diluted loss per share	(0.05)	(0.15)	(0.18)

There have been no distributions or cash dividends declared for the periods presented.

The decline in total assets over the three-year period is mainly due to the spending of cash on exploration expenses. The Company has no operating revenue and relies primarily on equity financing to fund its activities. No funds have been raised during the last three years.

9.	Summary of Quarterly Results

A summary of the Company’s results for the eight most recent quarters are as follows (in 000’s):

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Administrative	$464	$488	$406	$664
Exploration expenses	454	930	944	1,296
Share-based compensation	98	236	207	131
Other items	860	(281)	78	290
Net Loss	(1,876)	(1,373)	(1,635)	(2,381)
Basic & diluted loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.02)

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Administrative	$785	$522	$682	$498
Exploration expenses	2,299	3,417	3,386	6,215
Share-based compensation	(183)	138	410	3,516
Other items	305	327	141	(480)
Net Loss	(3,206)	(4,404)	(4,619)	(9,749)
Basic and diluted loss per share	$(0.02)	$(0.03)	$(0.03)	$(0.07)

Notes and Factors Affecting Comparability of Quarters:

The comparability of the Company’s net loss on a quarter-by-quarter basis is primarily related to exploration. Exploration expenses can vary significantly based on planned exploration activities that have historically been focused on drilling and related ancillary activities as well as the work on various technical studies such as 43-101 compliant resource estimates and metallurgical work. Drilling costs accounted for over half of the total exploration expenses from the third quarter of the 2012 fiscal year through to the fourth quarter of the 2013 fiscal year as the Company conducted an extensive drilling program over that period. There have been no drilling activities in 2014.

Share-based compensation costs are a non-cash expense and represent amortization of the estimated fair value of stock options granted, determined using the Black-Scholes option pricing model. Share-based compensation varies depending on the number and fair value of the stock options granted. During the first quarter of 2013, the Company granted approximately 4,000,000 stock options thereby causing the recognition of $3,515,561 share-based compensation expense. The decline after the first quarter of 2013 is due to fewer grants of stock options.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

10.	Liquidity and Capital Resources

As at March 31, 2014, the Company had cash and cash equivalents of $23,466,266 down from $29,841,524 as at March 31, 2013. The decrease in cash resources is primarily attributable to the use of cash in operations with no significant cash inflow.

The Company’s cash resources are invested in short-term financial instruments issued by major Canadian chartered banks. These instruments mature at various dates over the current operating period.

Cash used in operations including changes in non-cash working capital was $6,221,286 for the year ended March 31, 2014 compared to $21,353,969 for the year ended March 31, 2013. For the year ended March 31, 2014, exploration expenses were $3,624,488 compared to $15,317,913 for the year ended March 31, 2013. Exploration expenses accounted for the Company’s major use of funds for both periods.

At March 31, 2014, the Company had working capital of $23,380,197 but had not yet achieved profitable operations. The Company expects to incur further losses in the development of its business. For the year ended March 31, 2014, the Company reported a net loss of $7,264,528 and as at March 31, 2014, had an accumulated deficit of $67,181,633. The Company is currently an exploration stage and has no revenue. As a mineral exploration company, the future liquidity of the Company will be affected primarily by the expenditures associated with its current phase of operations and by its ability to raise capital. The Company may have to adjust its current phase expenditures depending upon the availability of capital.

Management of the Company believes that the current level of funds is expected to be sufficient to pay for committed costs over the next 12 months. However, the ability of the Company to continue as a going concern over a longer term is dependent upon the Company’s ability to secure additional capital as required.

11.	Commitments and contingencies

i)	Commitments

		After one year	After three
		but not more	years but not
		than three	more than five	More than five
	Less than a year	years	years	years
Operating lease	$156,000	$91,000	$-	$-
Consulting and	362,000	-	-	-
contract services
	$518,000	$91,000	$-	$-

ii)	Contingencies

Investigation of alleged failure to obtain water permits

During the year ended March 31, 2014, Corantioquia, the environmental agency for the Colombian State of Antioquia (“Corantioquia”), notified the Company of administrative proceedings which would have required a suspension of drilling activities resulting from what the agency alleges to be an omission in failure to obtain a water permit or concession. The Company believes that it has operated the project in conformance with proper environmental practices and is completing proper site remediation in the normal course. In fact, Corantioquia personnel had inspected the site on a regular basis over the previous several years, including with previous owners, and this was the first time the issue of water permits had been raised. The Company has responded to the administrative actions and has had various discussions with Corantioquia representatives with a view to resolving the matter. On October 31 and December 30, 2013, the Company received notices that Corantioquia had lifted the suspension on future drilling activities but is still considering whether to assess a penalty for failure to obtain water permits. As the investigation is ongoing, it is not possible to predict the outcome of this investigation and any resulting penalty that may be imposed.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Investigation of alleged environmental violation

During the year ended March 31, 2014, Corantioquia initiated an investigation into allegations that a local water source had been affected as a result of the Company’s drilling activities at Titiribi. Corantioquia has met with the Company to discuss this matter. Based on previously established environmental protocols including water quality monitoring stations near areas of drilling activities in the Titiribi area, the Company does not believe it has engaged in any activity which could have affected the water source in question and has engaged Colombian experts to provide a scientific opinion in this regard. On December 12, 2013, Corantioquia issued resolution No. 13128232 dismissing the allegations as the environmental agency’s internal studies showed that the water table levels are within acceptable, documented norms.

Notice of Arbitration received over alleged environmental violation

On April 28, 2014, the Company received notice that Luisa Maria Escobar Wolf (“Escobar-Wolf”) filed an arbitral action against the Company pursuant to the arbitration clause contained in an easement agreement under which the Company had acquired certain land access rights at Titiribi. Escobar-Wolf alleges that a local water source had been affected as a result of the Company’s drilling activities at Titiribi and is seeking, amongst other things, damages of approx. USD$1.35 million. These allegations are the same ones that Corantioquia had been investigating during the year-end March 31, 2014 as discussed immediately above, which were dismissed pursuant to resolution No. 13128232 issued on December 12, 2013. While the Company believes the probability of a favorable decision is more likely than not, the Company has determined that it is too early to predict the outcome of the arbitration proceedings or the ultimate impact to the Company.

Other

The Company is from time to time involved in various claims, legal proceedings and complaints arising in the ordinary course of business. The Company does not believe that adverse decisions in any pending or threatened proceedings related to any matter, or any amount which it may be required to pay by reason thereof, other than disclosed elsewhere in this MD&A, will have material effect on the financial condition or future results of operations of the Company.

12.	Outstanding Share Data

As at the date of this MD&A, the Company had an unlimited amount of common shares authorized for issuance, with 142,327,338 issued and outstanding. The Company also had 9,225,001 stock options outstanding convertible into one common share per stock option.

13.	Transactions with Related Parties

a)	The Company’s related parties consist of companies owned directly or indirectly, by directors and key management as follows:

Name	Nature of Transactions
Anfield, Sujir, Kennedy & Durno LLP	Legal fees (professional fees)
Calveston Worldwide Ltd.	Geological (exploration expenses)
Nawati Trading S.A.	Consulting (exploration expenses)
Quantum Advisory Partners LLP	Accounting fees (professional fees)

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

The Company incurred the following fees and expenses in the normal course of operations in connection with companies owned by directors and key management. Expenses have been measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

The Company’s related party expenses are as follows:

	For the year ended
	March 31, 2014			March 31, 2013
Exploration expenses	$14,657	(1)		$242,383	(1	)(2)(3)
Corporate consulting	154,146	(2)		112,119	(3)
Professional fees	120,746	(4	)(5)	-
	$289,549			$354,502

(1)	The Company paid consulting services fees to Calveston Worldwide Ltd. whose consultant is one of the Company’s directors.

(2)	The Company paid consulting services fees to Nawati Trading S.A. whose consultant is the Company’s country manager.

(3)	The Company paid fees to directors of the Company, for consulting services performed outside of their capacity as directors.

(4)	The Company paid legal fees to Anfield, Sujir, Kennedy & Durno LLP whose incorporated partner is one of the Company’s directors.

(5)	The Company paid fees related to accounting services to Quantum Advisory Partners whose incorporate partner is the Company’s Chief Financial Officer.

Transactions with related parties were in the normal course of operations and are measured at an exchange amount established and agreed to by the related parties. The balances due to the related parties are unsecured, non-interest bearing and payable on demand.

The Company’s compensation of key personnel is as follows:

	For the year ended
	March 31, 2014	March 31, 2013
Salaries, fees and directors’ fees	$1,358,885	$1,947,619
Share-based payments	567,443	3,824,444
	$1,926,328	$5,772,063

The balances due to the Company’s directors and officer included in accounts payables and accrued liabilities were $17,988 as at March 31, 2014 (March 31, 2013 – $nil) , which were paid subsequent to year end.

14.	Critical Accounting Estimates

The preparation of our consolidated financial statements requires management to use judgment and make estimates and assumptions that may result in a material adjustment to the carrying amount of assets and/or liabilities within the next financial year. Refer to note 3 of the annual audited consolidated financial statements for the year ended March 31, 2014 for a more detailed discussion of the critical accounting estimates and judgements.

15.	Changes in Accounting Policies

Accounting Standards Adopted During the Year Effective April 1, 2013, the following standards were adopted but have had no material impact on the financial statements:

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

•	IFRS 10: New standard to establish principles for the presentation and preparation of consolidated financial statements, effective for annual periods beginning on or after January 1, 2013
•	IFRS 11: New standard to account for the rights and obligations in accordance with a joint agreement, effective for annual periods beginning on or after January 1, 2013
•	IFRS 12: New standard for the disclosure of interest in other entities not within the scope of IFRS 9 / IAS 39, effective for annual periods on or after January 1, 2013
•	IFRS 13: New standard on the measurement and disclosure of fair value, effective for annual periods beginning on or after January 1, 2013
•	IAS 27 (Amendment): As a result of the issue of IFRS 10, IFRS 11 and IFRS 12. IAS 27 deals solely with separate financial statements, effective for annual periods beginning on or after January 1, 2013
•

IAS 28 (Amendment): New standard issued that supersedes IAS 28 (2003) to prescribe the application of the equity method to investments in associates and joint ventures, effective for annual periods beginning on or after January 1, 2013

Accounting Standards Issued but not yet Adopted

Certain new standards, interpretations, amendments and improvements to existing standards were issued by the IASB or IFRIC that are mandatory for accounting periods beginning on or after April 1, 2014. Updates which are not applicable or are not consequential to the Company have been excluded thereof. The following have not yet been adopted by the Company and are being evaluated to determine their impact.

•

IAS 32 Financial Instruments: Presentation (“IAS 32”) was amended by the IASB in December 2011 to clarify certain aspects of the requirements on offsetting. The amendments focus on the criterion that an entity currently has a legally enforceable right to set off the recognized amounts and the criterion that an entity intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. The amendments to IAS 32 are effective for annual periods beginning on or after January 1, 2014 with earlier adoption permitted.

•

IFRS 9 Financial Instruments (“IFRS 9”) was issued November 2009 and contained requirements for financial assets. This standard addresses classification and measurement of financial assets and replaces the multiple category and measurement models in IAS 39 for debt instruments with a new mixed measurement model having only two categories: amortized cost and fair value through profit or loss. IFRS 9 also replaces the models for measuring equity instruments, and such instruments are either recognized at fair value through profit or loss or at fair value through other comprehensive income. This standard is required to be applied for accounting periods beginning on or after January 1, 2018, with early adoption permitted.

16.	Financial Instruments

In the normal course of business, the Company is inherently exposed to certain financial risks, including market risk, credit risk and liquidity risk, through the use of financial instruments. The timeframe and manner in which the Company manages these risks varies based upon management’s assessment of the risk and available alternatives for mitigating risk. The Company does not acquire or issue derivative financial instruments for trading or speculative purposes. All transactions undertaken are to support the Company’s operations. These financial risks and the Company’s exposure to these risks are provided in various tables in note 11 of the annual consolidated financial statements.

17.	Internal Controls Over Financial Reporting

Disclosure Controls and Procedures

Disclosure controls and procedures are designed to provide reasonable assurance that information required to be disclosed by the Company under Canadian Securities laws is recorded, processed, summarized and reported within the time periods specified under those laws and include controls and procedures designed to ensure such information is accumulated and communicated to management, including the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”), to allow timely decisions regarding required disclosure.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Management, with the participation of the Chief Executive Officer and the Chief Financial Officer, has evaluated the design and effectiveness of the Company’s disclosure controls and procedures as of March 31, 2014, and based upon this evaluation, the CEO and the CFO have concluded that these disclosure controls and procedures, as defined by National Instrument 52-109, Certification of Disclosure in Issuers’ Annual and Interim Filings, are effective for the purposes set out above.

Internal Controls over Financial Reporting

Management is responsible for the establishment, maintenance and testing of adequate internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS.

The Company’s management and the board of directors do not expect that its disclosure controls and procedures or internal controls over financial reporting will prevent all errors or all instances of fraud. A control system, no matter how well designed and operated, can provide only reasonable (not absolute) assurance that the control system’s objectives will be met.

Further, the design, maintenance and testing of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control gaps and instances of fraud have been detected. These inherent limitations include the reality that judgment in decision-making can be faulty, and that simple errors or mistakes can occur. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design, maintenance and testing of any system of controls is based in part upon certain assumptions about the likelihood of future events, and any control system may not succeed in achieving its stated goals under all potential future conditions.

Management, with the participation of the Chief Executive Officer and the Chief Financial Officer, has conducted an evaluation of the design and the effectiveness of the Company’s internal control over financial reporting as of March 31, 2014 based on Internal Control – Integrated Framework that was published in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission. Based on that evaluation, management concluded that the Company’s internal control over financial reporting, as defined by National Instrument 52-109, Certification of Disclosure in Issuers’ Annual and Interim Filings, is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with IFRS.

There has been no change in the Company’s internal controls over financial reporting during the year ended March 31, 2014 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

18.	Risks and Uncertainties

In addition to the usual risks associated with an investment in a mineral exploration and development company, the directors of the Company believe that, in particular, the risk factors set out below should be considered. It should be noted that this list is not exhaustive and that other risk factors may apply. If any of these risks materialize into actual events or circumstances or other possible additional risks and uncertainties of which the directors of the Company are currently unaware or which they consider not to be material in relation to the Company’s business, actually occur, the Company’s assets, liabilities, financial condition, results of operations (including future results of operations), business and business prospects could be materially adversely affected. In such circumstances, the price of the Company’s securities could decline and investors may lose all or part of their investment. An investment in the Company may not be suitable for all investors.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Early Stage of Development

The Company is in the early stage of development and is subject to many risks common to such enterprises, including under-capitalization, cash shortages, and limitations with respect to personnel, financial and other resources and the lack of revenues. There is no assurance that the Company will be successful in achieving a return on shareholders’ investment and the likelihood of success must be considered in light of its early stage of operations. The Company has no intention of paying any dividends in the near future.

Dependence on One Principal Exploration Stage Property

The Company’s current efforts are focused entirely on the Titiribi project, which is in the exploration stage. The Titiribi project may not develop into a commercially viable ore body, which would have a material adverse effect on the Company’s potential mineral resource production, profitability, financial performance, and results of operations.

Exploration and Mining Risks

Resource exploration and development is a speculative business and involves a high degree of risk. There is no known body of commercial ore at the Titiribi project. There is no certainty that the expenditures to be made by the Company in the exploration of the Titiribi Property will result in discoveries of commercial quantities of minerals. The marketability of natural resources which may be acquired or discovered by the Company will be affected by numerous factors beyond the control of the Company. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, and government regulations including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in the Company not receiving an adequate return on invested capital.

Risks of Foreign Operations

The Company’s only mineral property is located in Colombia. The Company is subject to certain risks, including currency fluctuations, possible political or economic instability that may result in the impairment or loss of mineral titles or other mineral rights, opposition from environmental or other non-governmental organizations, and mineral exploration and mining activities may be affected in varying degrees by political stability and government regulations relating to the mining industry. Any changes in regulations or shifts in political attitudes are beyond the control of the Company and may adversely affect its business. Exploration and development may be affected in varying degrees by government regulations with respect to restrictions on future exploitation and production, price controls, export controls, foreign exchange controls, income taxes, royalties on production, expropriation of property, environmental legislation and mine and/or site safety.

Colombia remains a developing country. Notwithstanding the progress achieved in restructuring Colombian political institutions and revitalizing its economy, the present administration, or any successor government, may not be able to sustain progress achieved. Although the Colombian economy has experienced growth in recent years, if the economy of Colombia fails to continue growth or suffers recession, it may have an adverse effect on the Company’s operations.

Colombia has in the past experienced a difficult security environment. In particular, various illegal groups involved in terrorism, illegal narcotics production and trafficking, and extortion and kidnapping, have been active in various regions of the country. There have been significant improvements in security since 2002 and in the area where Sunward is active; the situation has been relatively stable. If the security improvements in Colombia and in the area where Sunward is active are not maintained, it could have an adverse effect on the Company’s continued operations.

Laws and policies of Canada affecting foreign trade, taxation and investment may also adversely affect the Company’s operations. In the event of a dispute arising in connection with the Company’s operations in Colombia, the Company may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdictions of the courts of Canada or enforcing Canadian judgments in such other jurisdictions. The Company may also be hindered or prevented from enforcing its rights with respect to a governmental instrumentality because of the doctrine of sovereign immunity. Accordingly, the Company’s exploration, development and exploration activities in Colombia could be substantially affected by factors beyond the Company’s control, any of which could have a material adverse effect on the Company.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

The Company may in the future have resource properties and operations outside of Colombia and Canada, which expansion may present challenges and risks that the Company has not faced in the past, any of which could adversely affect the results of operations and/or financial condition of the Company.

Limited Financial Resources

The Company has limited financial resources, has not earned any revenue other than interest on cash balances since commencing operations and has no source of operating cash flow. There can be no assurance that the Company will be able to obtain adequate financing in the future or that the terms of such financing will be favourable. Failure to obtain such additional financing could result in delay or indefinite postponement of further exploration, or any development of, the Titiribi project. In addition, should the Company incur significant losses in future periods, it may be unable to continue as a going concern.

Dilution

The business objectives of the Company will include the exploration and possible development of the Titiribi project. The Company may have to sell additional securities including, but not limited to, Common Shares or some form of convertible security, the effect of which will result in a dilution of the equity interests of any existing shareholders.

No Assurance of Title to Assets

Establishing title to mineral properties is a very detailed and time-consuming process. The Company cannot guarantee that title to its property will not be challenged. The Company’s property may be subject to prior unregistered agreements, transfers or claims, and title may be affected by, among other things, undetected defects. A successful challenge to the Company’s title to its property could result in the Company being unable to conduct activities or operate on its property, or being unable to enforce its rights with respect to its property.

Resources are Estimates

Unless otherwise indicated, mineralization figures presented in this MD&A and in the Company’s other filings with securities regulatory authorities, press releases and other public statements that may be made from time to time are based upon estimates made by Company personnel and geologists or the Company’s consultants. These estimates are imprecise and depend upon geologic interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be unreliable. There can be no assurance that:

•	These estimates will be accurate;
•	Resource or other mineralization figures will be accurate; or
•	That the mineralization could be mined or processed profitably.

Fluctuations in Currency Exchange Rates

The Company’s operations in Colombia make it subject to foreign currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in U.S. dollars with the majority of transactions denominated in U.S. dollars, Canadian dollars and Colombian pesos. As the exchange rates between the Colombian peso and the Canadian dollar fluctuate against U.S. dollar, the Company will experience foreign exchange gains or losses. The Company does not use an active hedging strategy to reduce the risk associated with currency fluctuations.

Legal Systems

As a civil law jurisdiction, Colombia has a legal system which is different from the common law jurisdictions of Canada. There can be no assurance that joint ventures, licenses, license applications or other legal arrangements will not be adversely affected by changes in governments, the actions of government authorities or others, or the effectiveness and enforcement of such arrangements.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Metal Prices

Factors beyond the control of the Company may affect the marketability and price of any minerals discovered, if any. Metal prices have fluctuated widely in recent years and are affected by numerous factors beyond the control of the Company, including international, economic and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumptive patterns, speculative activities and increased production due to new extraction developments and improved extraction and production methods. The effect of these factors cannot be accurately predicted.

Share Price Fluctuations

In recent years, the securities markets have experienced a high level of price and volume volatility, and the market price of securities of many companies, particularly those considered exploration or development stage companies, such as Sunward, have experienced wide fluctuations in price which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. There can be no assurance that continual fluctuations in price will not occur.

Uninsurable Risks

In the course of exploration, development and production of mineral properties, several risks and, in particular, unexpected or unusual geological or operating conditions, may occur. It is not always possible to fully insure against such risks, and the Company may decide not to take out insurance against such risks as a result of high premiums or for other reasons. Should such liabilities arise they could reduce or eliminate any future profitability and result in an increase in costs and a decline in value of the securities of the Company.

Sunward is not insured against most environmental risks. Insurance against environmental risks (including potential liability for pollution or other hazards as a result of the disposal of waste products occurring from exploration and production) has not been generally available to companies within the industry. The Company will periodically evaluate the cost and coverage of the insurance against certain environmental risks that is available to determine if it would be appropriate to obtain such insurance. Without such insurance, and if the Company becomes subject to environmental liabilities, the payment of such liabilities would reduce or eliminate its available funds or could exceed the funds the Company has to pay such liabilities and result in bankruptcy. Should the Company be unable to fund fully the remedial cost of an environmental problem it might be required to enter into interim compliance measures pending completion of the required remedy.

Operating Hazards and Risks

Mineral exploration and mining involves many risks, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. These hazards include unusual or unexpected formations, formation pressures, fires, power outages, industrial accidents, labour disruptions, flooding, explosions, cave-ins, landslides and the inability to obtain suitable or adequate machinery, equipment or labour. Operations in which the Company will have a direct or indirect interest will be subject to all the hazards and risks normally incidental to exploration, development and production of minerals, any of which could result in damage to or destruction of mines and other producing facilities, damage to life and property, environmental damage and possible legal liability for any or all damage. Although the Company intends to maintain liability insurance in an amount which it considers adequate, the nature of these risks is such that liabilities could exceed policy limits, in which event the Company could incur significant costs that could have a materially adverse effect upon its financial condition.

Licences and Permits

Operations of the Company will require licenses and permits from various governmental authorities. The Company anticipates that it will be able to obtain in the future all necessary licenses and permits to carry on the activities which it intends to conduct, and that it intends to comply in all material respects with the terms of such licenses and permits. However, there can be no guarantee that the Company will be able to obtain and maintain, at all times, all necessary licenses and permits required to undertake its proposed exploration and development or to place its properties into commercial production and to operate mining facilities thereon. In the event of commercial production, the cost of compliance with changes in governmental regulations has the potential to reduce the profitability of operations or preclude the economic development of the property.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Ore Recovery

Most exploration projects do not result in the discovery of commercially mineable ore deposits and no assurance can be given that any particular level of recovery of ore reserves will be realized or that any identified mineral deposit will ever qualify as a commercially mineable (or viable) ore body which can be legally and economically exploited. Estimates of reserves and mineral deposits can also be affected by such factors as environmental permitting regulations and requirements, weather, environmental factors, unforeseen technical difficulties, unusual or unexpected geological formations and work interruptions.

The Company’s future growth will depend, in part, on its ability to identify and acquire additional mineral rights, and on the costs and results of continued exploration. Mineral exploration is highly speculative in nature and is frequently non-productive. Substantial expenditures are required to:

•	Establish ore reserves through drilling and metallurgical and other testing techniques;
•	Determine metal content and metallurgical recovery processes to extract metal from the ore; and
•	Construct, renovate or expand mining and processing facilities.

In addition, if the Company discovers a feasible mineral deposit, it would take several years from the initial phases of exploration until production is possible. During this time, the economic feasibility of production may change. As a result of these uncertainties, there can be no assurance that the Company will successfully acquire additional mineral rights. Integration of New Acquisitions The Company may make acquisitions in the future. The Company’s success at completing any acquisitions will depend on a number of factors, including, but not limited to:

•	Identifying acquisitions that fit the Company’s business strategy;
•	Negotiating acceptable terms with the seller of the business or property to be acquired; and
•	Obtaining approval from regulatory authorities in the jurisdictions of the business or property to be acquired.

If the Company does make further acquisitions, any positive effect will depend on a variety of factors, including, but not limited to:

•	Assimilating the operations of an acquired business or property in a timely and efficient manner;
•	Maintaining the Company’s financial and strategic focus while integrating the acquired business or property;
•	Implementing uniform standards, controls, procedures and policies at the acquired business, as appropriate; and
•	To the extent that the Company makes an acquisition outside of markets in which it has previously operated, conducting and managing operations in a new operating environment.

Acquiring additional businesses or properties could place increased pressure on the Company’s cash flow if such acquisitions involve a cash consideration. The integration of the Company’s existing operations with any acquired business will require significant expenditures of time, attention and funds. Achievement of the benefits expected from consolidation would require the Company to incur significant costs in connection with, among other things, implementing financial and planning systems. The Company may not be able to integrate the operations of a recently acquired business or restructure the Company’s previously existing business operations without encountering difficulties and delays. In addition, this integration may require significant attention from the Company’s management team, which may detract attention from the Company’s day-to-day operations. Over the short-term, difficulties associated with integration could have a material adverse effect on the Company’s business. In addition, the acquisition of mineral properties may subject the Company to unforeseen liabilities, including environmental liabilities, which could have a material adverse effect on the Company.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Environmental Regulations

Mineral exploration, development, and mining is subject to federal, provincial and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Mineral exploration, development, and mining is also subject to federal, provincial and local laws and regulations which require the Company to maintain health and safety standards by regulating the design and use of mining methods and equipment. Various permits from government bodies are required for mineral exploration, development, and mining to be conducted; no assurance can be given that such permits will be received. No assurance can be given that environmental standards imposed by federal, provincial or local authorities will not be changed or that any such changes would not have material adverse effects on the activities of the Company. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on the Company. Additionally, the Company may be subject to liability for pollution or other environmental damages, which it may not insure against.

Infrastructure

Mining, processing, development and exploration activities depend on adequate infrastructure. Reliable roads, bridges, power sources and water supply are important requirements, which affect capital and operating costs. Unusual or infrequent weather, phenomena, sabotage, government or other interference in the maintenance or provision of such infrastructure could adversely affect future operations of the Company.

Dependence on Key Personnel

The Company is dependent on the services of key executives including the Company’s Chief Executive Officer, Chief Operating Officer and other highly skilled and experienced executives and personnel focused on managing the Company’s interests and the advancement of the project, as well as the identification of new opportunities for growth and funding. Due to the Company’s relatively small size, the loss of these persons or the Company’s inability to attract and retain additional highly skilled employees required for the Company’s activities may have a material adverse effect on the Company’s business or future operations.

Conflicts of Interest

Certain directors of the Company are also directors, officers or shareholders of other companies. Such associations may give rise to conflicts of interest from time to time. The directors of the Company will be required by law to act honestly and in good faith with a view to the best interests of the Company and to disclose any interest which they may have in any project or opportunity of the Company. If a conflict arises at a meeting of the board of directors, any director in a conflict will disclose his interest and abstain from voting on such matter. In determining whether or not the Company will participate in any project or opportunity, the director will primarily consider the degree of risk to which the Company may be exposed and its financial position at that time.

Dividends

Any payments of dividends will be dependent upon the financial requirements of the Company to finance future growth, the financial condition of the Company and other factors which the Company’s board of directors may consider appropriate in the circumstances. It is unlikely that the Company will pay dividends in the immediate or foreseeable future.

19.	Cautionary Statement Regarding Forward Looking Statements

This MD&A contains “forward-looking information” which may include, but is not limited to, statements with respect to future activities of the Company, the Company’s plans for its mineral property, the future financial or operating performance of the Company, its subsidiaries and its project, the timing and amount of estimated future capital, operating and exploration expenditures, costs and timing of future exploration, requirements for additional capital, government regulation of mining operations, environmental risks, reclamation expenses, title disputes or claims, limitations of insurance coverage, the timing and possible outcome of pending litigation and regulatory matters and other matters. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the year ended March 31, 2014

Statements concerning mineral resource estimates may also be deemed to constitute “forward-looking statements” to the extent that they involve estimates of the mineralization that will be encountered if the property is developed. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “strategy”, “goal”, “objective”, “potential”, “estimates”, “assumes”, “forecasts”, “intends”, “anticipates”, or “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company and/or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, general business, economic, competitive, political and social uncertainties; inherent risks involved in the exploration of mineral properties; the uncertainties involved in interpreting drilling results and other geological data; issuance of licenses and permits; the availability of and costs of financing needed in the future; the actual results of exploration activities; actual results of reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; possible variations of ore grade or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; political instability, insurrection or war; delays in obtaining governmental approvals or financing or in the completion of development or construction activities, as well as those factors discussed in the sections entitled “General Development of the Business”, “Narrative Description Of the Business” and “Risk Factors” included in the Company’s Annual Information Form. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended.

Forward-looking statements contained herein are based on the beliefs, expectations and opinions of management and are made as of the date of this MD&A and the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, except as required by law. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.

APPENDIX O
MANAGEMENT’S DISCUSSION AND ANALYSIS OF SUNWARD
FOR THE PERIOD ENDED DECEMBER 31, 2014

See attached.

O-1

SUNWARD RESOURCES LTD.

Management’s Discussion and Analysis

December 31, 2014

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

1.	Introduction

This Management’s Discussion and Analysis (“MD&A”) is intended to help the reader understand Sunward Resources Ltd. (“Sunward” or “Company”), its operations, its financial performance, and its current and future business environment. This MD&A is intended to supplement and complement the consolidated financial statements and notes thereto prepared in accordance with International Financial Reporting Standards (“IFRS”) for the nine months ended December 31, 2014. This MD&A should be read in conjunction with the Company’s annual audited consolidated financial statements for the year ended March 31, 2014 and the most recent Annual Information Form, which are available on the SEDAR website at www.sedar.com.

This MD&A is prepared as of February 11, 2015. All dollar amounts in this MD&A are expressed in United States dollars, unless otherwise indicated.

2.	Cautionary Note to United States Investors

This MD&A is prepared and presented in accordance with the rules and regulations that govern Canadian reporting issuers, as required by the Toronto Stock Exchange (“TSX”) and applicable securities laws in Canada. The Company does not report to the United States Securities and Exchange Commission, and, in its public disclosure, it uses terms such as “measured”, “indicated” and “inferred” resources, which are not permitted terminology in the United States.

3.	Corporate Overview

Sunward Resources Ltd. was incorporated under the Business Corporations Act (British Columbia) on April 11, 2008. The Company, through its wholly owned subsidiary, is currently engaged in the exploration and development of mineral resource properties in Colombia. Currently, the Company’s only material mineral project is its Titiribi Project. Sunward is a reporting issuer in British Columbia, Alberta and Ontario and trades under the symbol “SWD” on the Toronto Stock Exchange.

4.	Project Review

Titiribi Project, Colombia

The Titiribi gold-copper porphyry project is located approximately 70 kilometres southwest of the city of Medellin, in Antioquia Department, Colombia. The Titiribi project’s principal mining title is concession 5085, which was created by the consolidation of five concessions and four exploration licenses. This concession comprises of an area of 3,919 hectares. The concession was registered with the National Mining Registry on April 18, 2013 and expires in 2043 but may be renewed for an additional 20 years.

Titiribi hosts an NI 43-101-compliant Measured and Indicated Mineral Resource of 4.63 million ounces gold and 654.4 million pounds of copper (within 285.8 million tonnes grading 0.50 grams per tonne gold). Additional Inferred Mineral Resources contain 6.01 million ounces gold and 216.3 million pounds of copper (within 349.4 million tonnes grading 0.53 grams per tonne gold). Refer to Recent Developments section below for further details.

The Titiribi Project contains several separate mineralized zones, and although all appear related to a large Miocene-age post-caldera intrusive system, each is spatially separate. These zones include porphyry gold-copper style mineralized intrusions at the Cerro Vetas, Candela, Porvenir, Margarita, Rosa and Junta prospects; gold-dominant, breccia-hosted mineralization peripheral to the Cerro Vetas porphyry and earlier (possibly pre-caldera) low-sulphidation, epithermal gold-antimony-zinc mineralization at Chisperos. The Titiribi project has 9 principal targets identified as combined geochemical and geophysical anomalies. All 9 targets have been drill tested and each target has shown various amounts of mineralization. As of the date of this report, the Cerro Vetas, NW Breccia, and Chisperos targets contain resources as per a NI 43-101 technical report.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Figure 1 - Principal Targets at the Titiribi project identified as combined geochemical and geophysical anomalies

Cerro Vetas is a bulk tonnage gold and copper mineralized body directly related to the Cerro Vetas diorite intrusion but also hosted in adjacent hydrothermal and intrusive breccias in the immediate contact aureole of the intrusion. The principal metallic minerals are native gold, chalcopyrite, pyrite, and magnetite. Gold values at Cerro Vetas normally correlate well with copper content and magnetite as well as with potassic alteration. Several structural zones within the porphyry are sympathetic to regional structure and host a second style of structurally controlled vetiform mineralization, typically with higher grades of gold and copper. A third style of gold-only mineralization is developed in breccias to the northwest of the intrusion. The Cerro Vetas porphyry hosts typical porphyry copper alteration with a barren to weakly mineralized prograde potassic core, surrounded by a mineralized but poorly developed phyllic zone and a well-developed and mineralized retrograde argillic zone. The outermost propyllitic alteration zone is widespread throughout the entire district.

The Chisperos mineralized zone is generally gold-dominant, and consists of parallel to sub-parallel mineralized zones that are both stratigraphically and structurally controlled and hosted in a volcano-sedimentary sequence of tuffs and tuffaceous sediments. A large and complex diatreme breccia body (interpreted to be pre-caldera) occurs in the centre and western parts of Chisperos but currently has an indeterminate relationship to the mineralization. West-northwest-striking, steeply-dipping faults are presently believed to be the conduits for low temperature hydrothermal fluids, which deposited a low-sulphidation epithermal assemblage of chalcedonic silica, carbonate, adularia, free gold and base-metal sulphides within fracture zones, often to bonanza grade over narrow intervals (such as in drill hole CP027, which intersected 113.5 grams/tonne gold over 1.05 metres) and also created disseminated mineralized zones within stratabound shallow dipping, favorable stratigraphic lithologies.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Recent Developments

On June 21, 2013, the Company released results from the updated Metallurgical Program at the Titiribi project. A Metallurgical testwork program carried out by Wardell Armstrong International has been completed which could support a Preliminary Economic Assessment level study. This program included metallurgical testing in order to first characterize and then subsequently determine the most suitable processing methodology for the ore types from the Titiribi deposit. This testwork included Gold Deportment testing, Locked Cycle Flotation and Leach testing. Testwork was also carried out on the tailings from Cerro Vetas which demonstrated that the tails did not have the potential to be acid generating. Overall, the program yielded favorable metallurgical recoveries and results. For more details, please see the Company’s news release dated June 21, 2013.

On September 12, 2013, The Company filed an updated technical report on the Cerro Vetas, NW Breccia and Chisperos zones of the Titiribi Project completed by Behre Dolbear & Company (USA) Inc. Behre Dolbear reported that, based on a cut-off of 0.3 grams/tonne gold (as used in both the September 2011 and June 2012 report), the Titiribi Project currently hosts 285.8 million tonnes of Measured and Indicated Mineral Resources averaging 0.50 grams/tonne gold, and thus containing 4.63 million ounces of gold. In addition, the Titiribi Project contains substantial amounts of copper, 654.4 million pounds, in the Measured and Indicated Resource categories. Converting this copper to gold equivalent ounces results in a total Measured and Indicated Resource of 6.22 million ounces. (Please refer to Table 1.1 for details or refer to National Instrument 43-101 Technical Report dated September 9th, 2013, entitled "Technical Report on the Titiribi Project, Department of Antioquia, Colombia", prepared by Behre Dolbear & Company and filed on SEDAR at www.sedar.com)

TABLE 1.1 TITIRIBI MEASURED AND INDICATED MINERAL RESOURCE (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au (g/t)	Cu (%)	Contained Metals				Au Equivalence[1] (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Measured	51.6	0.49	0.17	25,380	0.82	88,486	195.1	1.29
	Indicated	132.4	0.48	0.16	63,949	2.06	208,317	459.3	3.17

Chisperos	Indicated	62.1	0.48	-	30,077	0.97	-	-	0.97

NW Breccia	Indicated	39.7	0.62	-	24,541	0.79	-	-	0.79

Total Measured + Indicated		285.8	0.50	-	143,947	4.63	296,804	654.4	6.22
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

These figures incorporate a substantial increase in the overall amount of Measured gold and copper resource (51.6 Mt @ 0.49 g/t Au and 0.17% Cu) contained in Titiribi, which, in June 2012, stood at 7.5 Mt grading 0.46 g/t gold and 0.16% copper. Importantly, the stated gold for Measured resource increased almost 7.5 times to approximately 816 thousand ounces and the stated copper increased almost 7.2 times to approximately 195 million pounds.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Overall, the combined Measured and Indicated tonnes have remained fairly consistent, increasing somewhat from 275.4 Mt containing 4.58 Mozs of gold and 615.4 Mlbs of copper to 285.8 Mt containing 4.63 Mozs of gold and 654.4 Mlbs of copper.

Inferred gold Resources (349.4 Mt averaging 0.53 g/t gold) at Titiribi have decreased slightly, moving from 6.44 Mozs gold to 6.01 Mozs gold and Inferred copper Resources decreased from 388.5 Mlbs to 216.3 Mlbs. Factoring in copper content in the Cerro Vetas mineralized zone, Inferred Resources, expressed in gold-equivalent, now total 6.53 Mozs. (Please refer to Table 1.2 below for details.) It is important to observe that the reported amounts of gold and copper are in line with the corresponding figures presented in the last Technical Report dated June 2012. This outcome is primarily due to the incorporation of results of the Cerro Vetas infill drill program.

TABLE 1.2 TITIRIBI INFERRED MINERAL RESOURCE (0.3 G/T CUTOFF AS OF JULY 31, 2013)
Area	Class	Million Tonnes	Au (g/t)	Cu (%)	Contained Metals				Au Equivalence 1 (million oz)
					Au (kg)	Au (million oz)	Cu (tonnes)	Cu (million lbs)
Cerro Vetas	Inferred	153.0	0.57	0.064	87,712	2.82	98,104	216.3	3.34

Chisperos	Inferred	100.2	0.47	-	46,811	1.51	-	-	1.51

NW Breccia	Inferred	96.2	0.543	-	52,285	1.68	-	-	1.68

Total Inferred		349.4	0.53	-	186,807	6.01	98,104	216.3	6.53
[1]Gold Equivalence estimated using $1,300 per ounce gold at 83% recovery and $2.90 per pound copper at 90% recovery

The total assessed resources encompass only three out of nine mineralized zones at Titiribi. The current resource model also confirmed a higher-grade zone of breccia-hosted, gold-dominant mineralization in the northwest sector of the Cerro Vetas porphyry (the "NW Breccia"). This zone hosts a Measured and Indicated Mineral Resource of 39.7 Mt grading 0.62 g/t gold for a contained 0.79 Mozs of gold, along with an Inferred Mineral Resource of 96.2 Mt grading 0.54 g/t gold containing 1.68 Mozs of gold. The Company completed an extensive drilling program at the Titiribi Project in February 2013 with a total of 142,770 meters of core drilling. In addition, previous operators completed 6,168 meters of core drilling. Since the completion of the most recent drilling program on February 16, 2013, the Company embarked on an intensive plan to rehabilitate the drill platform sites which was completed at the end of 2014.

During the third quarter, the Company assessed its assets for indicators of impairment in accordance with IFRS 6 and IAS 36. As at December 31, 2014, the Company determined that there were indicators of impairment for its exploration and evaluation properties. The indicators of impairment resulted from the economic uncertainty in general and the downturn in the mining industry in particular, the decline in the Company’s market capitalization and the Company’s decision to significantly reduce future exploration expenditures until the equity and commodity markets for resource companies improve. As a result, the Company recorded a loss on impairment of $23,002,434 associated with the Titiribi property during the nine months ended December 31, 2014.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Heather White, P. Eng. is a Qualified Person under NI 43-101, and has reviewed and approved the scientific and technical information in this MD&A.

5.	Outlook

Given the continued economic uncertainty and the downturn in the equity and commodity markets, the Company’s plan for the remainder of fiscal year will focus on the following activities:

•	Continue to prudently manage the Company’s cash position by maintaining the current cost reduction initiatives; and,
•	Retain our strong board and management team as the Company continues to review strategic alternatives with our Titiribi project in Colombia.

Sunward is well positioned with $20.9 million in cash at December 31, 2014 and continues to seek out opportunities that both leverage the Company’s mineral, financial and professional resources and are accretive to value.

6.	Results of Operation

Three months ended December 31, 2014 compared to Three months ended December 31, 2013

The net loss for the three months ended December 31, 2014 was $23,955,097 compared to a loss of $1,372,971 for the three months ended December 31, 2013. The increase of $22,582,126 was due primarily to the impairment on exploration and evaluation properties of $23,002,434 and the foreign exchange loss of $521,052. This increase was partially offset by the decrease in exploration expenses of $560,497 and administrative expenses of $214,411.

Impairment on exploration and evaluation properties during the three months ended December 31, 2014 was $23,002,434 as the Company wrote off capitalized costs associated with the Titiribi property.

Foreign exchange loss increased by $521,052, to $71,289, for the three months ended December 31, 2014, from a foreign exchange gain of $449,763 for the three months ended December 31, 2013 mainly due to the fluctuations in the exchange rates between the United States dollar, the Canadian dollar and the Colombia Peso.

Exploration expenses decreased significantly as the Company continued with cost reduction strategies during the three months ended December 31, 2014 which included a substantial reduction of personnel in Colombia and Vancouver coupled with various other cost reduction initiatives. The decrease in exploration expenses is mainly due to the following:

•	Employee costs decreased by $212,547;
•	Camp costs decreased by $185,987;
•	Land access decreased by $146,249; and
•	Professional and technical services decreased by $60,501.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

	For the three months ended
	December 31, 2014	December 31, 2013
Assaying	$4,720	$117
Camp costs	(99,827)	86,160
Drilling	-	57,613
Employee costs	103,800	316,347
Fuel and transportation	1,559	17,077
General and administrative costs (Medellin office)	185,413	82,043
Land access	73,500	219,749
Legal	104	829
Professional and technical services	69,196	129,697
Reclamation costs	22,981	37,492
Taxes	12,080	(16,703)
Recovery	(3,602)	-
	$369,924	$930,421

Administrative expenses were $273,797 for the three months ended December 31, 2014 compared to $488,208 for the three months ended December 31, 2013. The major components included in administrative expenses are salaries and directors’ fees. The decrease is as a result of the cost reduction strategy implemented by the Company, which effected fewer employees in the nine-month period ended December 31, 2014 compared to the three-month period ended December 31, 2013.

Nine months ended December 31, 2014 compared to Nine months ended December 31, 2013

The net loss for the nine months ended December 31, 2014 was $26,030,818 compared to a loss of $5,388,706 for the nine months ended December 31, 2013. The increase of $20,642,112 was due primarily to the impairment on exploration and evaluation properties of $23,002,434 and the foreign exchange loss of $690,364. This increase was partially offset by decrease in exploration expenses of $1,906,013, administrative expenses of $738,670 and professional fees of $113,843.

Impairment on exploration and evaluation properties during the nine months ended December 31, 2014 was $23,002,434 as the Company wrote off capitalized costs associated with the Titiribi property.

Foreign exchange loss increased by $690,364, to $79,559, for the nine months ended December 31, 2014, from a foreign exchange gain of $610,805 for the three months ended December 31, 2013 mainly due to the fluctuations in the exchange rates between the United States dollar, the Canadian dollar and the Colombia Peso.

Exploration expenses decreased significantly as the Company continued with cost reduction strategies during the nine months ended December 31, 2014 which included a substantial reduction of personnel in Colombia and Vancouver coupled with various other cost reduction initiatives. The decrease in exploration expenses is mainly due to the following:

•	Employee costs decreased by $684,923;
•	Land access decreased by $465,681;
•	Camp costs decreased by $355,776; and
•	Professional and technical services decreased by $264,589.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Administrative expenses were $819,342 for the nine months ended December 31, 2014 compared to $1,558,012 for the nine months ended December 31, 2013. The major components included in administrative expenses are salaries and directors’ fees. The decrease is a result of the cost reduction strategy implemented by the Company, which effected fewer employees in the nine-month period ended December 31, 2014 compared to the nine-month period ended December 31, 2013. Administrative expenses for the nine months ended December 31, 2013 included severance payments not incurred in the current period.

Professional fees were $73,432 for the nine months ended December 31, 2014 compared to $187,275 for the nine months ended December 31, 2014. This decrease is due mainly to a difference in the timing of when these costs are recognized. The major component included in professional fees are audit fees.

7.	Summary of Quarterly Results

A summary of the Company’s results for the eight most recent quarters are as follows (in 000’s):

	Three months ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Administrative	$371	$376	$438	$643
Exploration expenses	370	404	491	454
Share-based compensation	138	203	148	98
Other items	74	47	(32)	681
Net Loss	23,955	1,030	1,045	1,876
Basic & diluted loss per share	$0.17	$-	$0.01	$0.01

	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Administrative	$668	$649	$1,004	$1,152
Exploration expenses	930	944	1,297	2,299
Share-based compensation	236	207	131	(183)
Other items	(462)	(165)	(51)	(6)
Net Loss	1,373	1,635	2,381	3,206
Basic and diluted loss per share	$0.01	$0.01	$0.02	$0.02

Notes and Factors Affecting Comparability of Quarters:

The comparability of the Company’s net loss on a quarter-by-quarter basis is primarily related to the level of exploration activities and the impairment of the Company's Titiribi project in the third quarter of fiscal 2015. Exploration expenses can vary significantly based on planned exploration activities that have historically been focused on drilling and related ancillary activities as well as the work on various technical studies such as 43-101 compliant resource estimates and metallurgical work. The exploration expenses decreased significantly as the Company implemented cost reduction strategies after the completion of drilling activities in the fourth quarter of fiscal 2013, which included a substantial reduction of personnel in Colombia and Vancouver coupled with other various cost reduction initiatives. There has been no drilling since the fourth quarter of fiscal 2013.

General and administrative expenses decreased significantly in the second quarter of the 2014 fiscal year and continued this trend during the 2015 fiscal year due to the cost reduction strategies implemented by the Company.

The fluctuation in share-based compensation is largely due to the number of stock options issued, the forfeiture of options in the period, as well as the fluctuation in the underlying value of the Company’s common shares on which the fair value of the options is based. Share-based compensation costs are a non-cash expense and represent amortization of the estimated fair value of stock options granted, determined using the Black-Scholes option pricing model.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

There is a quarterly fluctuation in other expenses (income) primarily due to the fluctuation in exchange rate for the COP and US dollar.

Impairment on exploration and evaluation properties of $23,002,434 was recognized during the three months ended December 31, 2014. No such impairment loss was recognized in other quarters.

8.	Liquidity and Capital Resources

As at December 31, 2014, the Company had cash and cash equivalents of $20,945,394 down from $23,466,266 as at March 31, 2014. The decrease in cash resources is primarily attributable to the use of cash in operations with no significant cash inflow.

The Company’s cash resources are invested in short-term financial instruments issued by major Canadian chartered banks. Cash used in operations including changes in non-cash working capital of $2,546,447 for the period ended December 31, 2014 compared to $4,721,735 for the period ended December 31, 2013. For the period ended December 31, 2014, exploration expenses were $1,264,676 compared to $3,170,689 for the period ended December 31, 2013. Exploration expenses accounted for a majority of the Company’s use of funds in both periods.

At December 31, 2014, the Company had working capital of $21,122,795. The Company expects to incur further losses in the future as it is currently in the exploration stage and has no significant revenue. For the period ended December 31, 2014, the Company reported a net loss of $26,030,818 and as at December 31, 2014, had an accumulated deficit of $93,212,451. Based on the Company’s current cash flow forecasts, the Company expects to maintain a positive working capital throughout the course of the year.

9.	Commitments and Contingencies

i)	Commitments

			After three
		After one year	years but not
		but not more	more than five	More than five
	Less than a year	than three years	years	years
Operating lease	$119,000	$55,000	$-	$-
Consulting and	234,000	10,000	-	-
contract services
	$353,000	$65,000	$-	$-

ii)	Contingencies

Investigation of alleged failure to obtain water permits

In the prior year, Corantioquia, the environmental agency for the Colombian State of Antioquia (“Corantioquia”), notified the Company of administrative proceedings which would have required a suspension of drilling activities resulting from what the agency alleges to be an omission in failure to obtain a water permit or concession. The Company believes that it has operated the project in conformance with proper environmental practices and is completing proper site remediation in the normal course. In fact, Corantioquia personnel had inspected the site on a regular basis over the previous several years, including with previous owners, and this was the first time the issue of water permits had been raised. The Company has responded to the administrative actions and has had various discussions with Corantioquia representatives with a view to resolving the matter. On October 31 and December 30, 2013, the Company received notices that Corantioquia had lifted the suspension on future drilling activities but is still considering whether to assess a penalty for failure to obtain water permits. As the investigation is ongoing, it is not possible to predict the outcome of this investigation and any resulting penalty that may be imposed.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Investigation of alleged environmental violation

In the prior year, Corantioquia initiated an investigation into allegations that a local water source had been affected as a result of the Company’s drilling activities at Titiribi. The Company believes that it did not engage in any activity that could have affected the water source in question given the established environmental protocols it follows including historic results from water quality monitoring stations near areas of drilling activities at Titiribi. Sunward engaged Colombian environmental experts to provide a scientific opinion to support this assertion. On December 12, 2013, Corantioquia issued resolution No. 13128232 dismissing the allegations as the environmental agency’s internal studies showed that the water table levels are within acceptable, documented norms. Subsequently, the complainant who made the initial allegations filed an appeal. On June 24, 2014, Corantioquia issued resolution No. 130AS-14068456 that denied a motion to appeal from the complainant and closed its investigation.

Notice of Arbitration received over alleged environmental violation

On April 28, 2014, the Company received notice that Luisa Maria Escobar Wolf (“Escobar-Wolf”) filed an arbitral action against the Company pursuant to the arbitration clause contained in an easement agreement under which the Company had acquired certain land access rights at Titiribi. Escobar-Wolf alleges that a local water source had been affected as a result of the Company’s drilling activities at Titiribi and is seeking, amongst other things, damages of approx. USD$1.35 million. These allegations are the same ones that Corantioquia had been investigating during the prior year as discussed immediately above, which were dismissed pursuant to resolutions No. 13128232 and No. 130AS-14068456 issued on December 12, 2013 and June 24, 2014, respectively.

On June 27, 2014, Sunward filed a response to these allegations before the Arbitral Tribunal in Medellin, Colombia. The Company is of the view that it was in full compliance with their obligations under the easement agreement and that any evidence linking the alleged damages to certain water sources from Sunward’s drilling activities in the immediate area is merely circumstantial.

On August 1, 2014, the arbitral process was terminated in accordance with the Colombian Arbitration Statute as certain pre-conditions set by the arbitral tribunal for the proceedings to continue were not met.

Other

The Company is from time to time involved in various claims, legal proceedings and complaints arising in the ordinary course of business. The Company does not believe that adverse decisions in any pending or threatened proceedings related to any matter, or any amount which it may be required to pay by reason thereof, other than disclosed elsewhere in this MD&A, will have material effect on the financial condition or future results of operations of the Company.

10.	Outstanding Share Data

As at the date of this MD&A, the Company had an unlimited amount of common shares authorized for issuance, with 142,327,338 issued and outstanding. The Company also had 9,180,000 stock options outstanding convertible into one common share per stock option.

11.	Financial Instruments

In the normal course of business, the Company is inherently exposed to certain financial risks, including market risk, credit risk and liquidity risk, through the use of financial instruments. The timeframe and manner in which the Company manages these risks varies based upon management’s assessment of the risk and available alternatives for mitigating risk. The Company does not acquire or issue derivative financial instruments for trading or speculative purposes. All transactions undertaken are to support the Company’s operations. The risks remain unchanged since the previous disclosures provided in various tables in note 11 of the annual consolidated financial statements.

12.	Transactions with Related Parties

The Company’s related parties consist of companies owned directly or indirectly, by directors and key management as follows:

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Name	Nature of Transactions
Anfield, Sujir, Kennedy & Durno LLP	Legal fees (professional fees)
Calveston Worldwide Ltd.	Geological (exploration expenses)
Duarte Garcia Abogados S.A.S.	Legal fees (exploration expenses)
Nawati Trading S.A.	Consulting (exploration expenses)
Quantum Advisory Partners LLP	Accounting fees (professional fees)

The Company incurred the following fees and expenses in the normal course of operations in connection with companies owned by directors and key management. Expenses have been measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

The Company’s related party expenses are as follows:

	For the nine months ended
	December 31, 2014			December 31, 2013
Exploration expenses	$124,036	(2	) (3)	$93,824	(1	) (3)
Professional fees	132,159	(4	) (5)	66,635	(4	) (5)
	$256,195			$160,459

1)	The Company paid $nil (December 31, 2013 - $14,660) consulting services fees to Calveston Worldwide Ltd. whose consultant is one of the Company’s directors.

2)	The Company paid $30,000 (December 31, 2013 - $nil) legal fees to Duarte Garcia Abogados S.A.S. whose incorporated partner is one of the Company’s directors.

3)	The Company paid $94,036 (December 31, 2013 - $79,164) consulting services fees to Nawati Trading S.A. whose consultant is the Company’s country manager.

4)	The Company paid $13,520 (December 31, 2013 - $49,483) legal fees to Anfield, Sujir, Kennedy & Durno LLP whose incorporated partner is one of the Company’s directors.

5)	The Company paid $118,639 (December 31, 2013 - $17,152) fees related to accounting services to Quantum Advisory Partners whose incorporate partner is the Company’s Chief Financial Officer.

Transactions with related parties were in the normal course of operations and are measured at the exchange amount established and agreed to by the related parties. The balances due to related parties are unsecured, non-interest bearing and are payable on demand.

The balances due to the Company’s directors and officer included in accounts payables and accrued liabilities were $29,785 as at December 31, 2014 (March 31, 2014 – $17,988), which were paid subsequent to quarter end. These amounts are unsecured, non-interest bearing and are payable on demand.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

The Company’s compensation of key personnel is as follows:

	For the nine months ended
	December 31, 2014	December 31, 2013
Salaries, fees and directors’ fees	$829,390	$838,521
Share-based payments	476,331	575,079
	$1,305,721	$1,413,600

Salaries, fees and directors’ fees include consulting fees as disclosed in the preceding table.

13.	Critical Accounting Estimates

The preparation of our consolidated financial statements require management to use judgment, make estimates and assumptions that may result in a material adjustment to the carrying amount of assets and/or liabilities in the next financial year. Refer to Note 3 of the annual audited consolidated financial statements for the year ended March 31, 2014 for a more detailed discussion of critical accounting estimates and judgements.

14.	Changes in Accounting Policies

Accounting Standards Adopted During the Year

The adoption of the new accounting standards has had no material impact on the financial statements.

•	IAS 32 (Amendment): Standard amended to clarify requirements for offsetting financial assets and financial liabilities, effective for annual periods beginning on or after January 1, 2014.

Accounting Standards Issued but not yet adopted

Certain new standards, interpretations, amendments and improvements to existing standards were issued by the IASB or IFRIC that are mandatory for accounting periods beginning on or after January 1, 2015. Updates which are not applicable or are not consequential to the Company have been excluded thereof. The following have not yet been adopted by the Company and are being evaluated to determine their impact.

•

IFRS 9 Financial Instruments (“IFRS 9”) was issued in November 2009 and contained requirements for financial assets. This standard addresses classification and measurement of financial assets and replaces the multiple category and measurement models in IAS 39 for debt instruments with a new mixed measurement model having only two categories: amortized cost and fair value through profit or loss. IFRS 9 also replaces the models for measuring equity instruments, and such instruments are either recognized at fair value through profit or loss or at fair value through other comprehensive income. This standard is required to be applied for accounting periods beginning on or after January 1, 2018, with early adoption permitted.

15.	Internal Controls over Financial Reporting

Disclosure Controls and Procedures

Disclosure controls and procedures are designed to provide reasonable assurance that information required to be disclosed by the Company under Canadian Securities laws is recorded, processed, summarized and reported within the time periods specified under those laws and include controls and procedures designed to ensure such information is accumulated and communicated to management, including the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”), to allow timely decisions regarding required disclosure.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Management, with the participation of the Chief Executive Officer and the Chief Financial Officer, has evaluated the design and effectiveness of the Company’s disclosure controls and procedures as of March 31, 2014. Based on the results of that evaluation, the CEO and the CFO concluded that the Company’s disclosure controls and procedures, as defined by National Instrument 52-109, Certification of Disclosure in Issuers’ Annual and Interim Filings, were effective as of the end of the period covered by that report.

Since the March 31, 2014 evaluation, there have been no adverse changes to the Company’s disclosure controls and procedures and they continue to remain effective.

Internal Controls over Financial Reporting

Management is responsible for the establishment, maintenance and testing of adequate internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS.

The Company’s management and the board of directors do not expect that its disclosure controls and procedures or internal controls over financial reporting will prevent all errors or all instances of fraud. A control system, no matter how well designed and operated, can provide only reasonable (not absolute) assurance that the control system’s objectives will be met. Further, the design, maintenance and testing of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control gaps and instances of fraud have been detected. These inherent limitations include the reality that judgment in decision-making can be faulty, and that simple errors or mistakes can occur. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design, maintenance and testing of any system of controls is based in part upon certain assumptions about the likelihood of future events, and any control system may not succeed in achieving its stated goals under all potential future conditions.

Management, with the participation of the Chief Executive Officer and the Chief Financial Officer, has conducted an evaluation of the design and the effectiveness of the Company’s internal control over financial reporting as of March 31, 2014 based on Internal Control – Integrated Framework that was published in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission. Based on that evaluation, management concluded that the Company’s internal control over financial reporting, as defined by National Instrument 52-109, Certification of Disclosure in Issuers’ Annual and Interim Filings, is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with IFRS.

There has been no change in the Company’s internal controls over financial reporting during the nine months ended December 31, 2014 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

16.	Risks and Uncertainties

The business of the Company is subject to a variety of risks and uncertainties. For a discussion of the risks faced by the Company, please refer to the most recent Annual Information Form. These risks could materially adversely affect the Company’s future business, operations and financial condition and could cause such future business, operations and financial condition to differ materially from the forward-looking statements and information contained in this MD&A and as described in under “Forward-Looking Statements” found herein.

17.	Cautionary Statement Regarding Forward Looking Statements

This MD&A contains “forward-looking information” which may include, but is not limited to, statements with respect to future activities of the Company, the Company’s plans for its mineral property, the future financial or operating performance of the Company, its subsidiaries and its project, the timing and amount of estimated future capital, operating and exploration expenditures, costs and timing of future exploration, requirements for additional capital, government regulation of mining operations, environmental risks, reclamation expenses, title disputes or claims, limitations of insurance coverage, the timing and possible outcome of pending litigation and regulatory matters and other matters. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

SUNWARD RESOURCES LTD.
Management’s Discussion and Analysis
For the nine months ended December 31, 2014

Statements concerning mineral resource estimates may also be deemed to constitute “forward-looking statements” to the extent that they involve estimates of the mineralization that will be encountered if the property is developed. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “strategy”, “goal”, “objective”, “potential”, “estimates”, “assumes”, “forecasts”, “intends”, “anticipates”, or “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company and/or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, general business, economic, competitive, political and social uncertainties; inherent risks involved in the exploration of mineral properties; the uncertainties involved in interpreting drilling results and other geological data; issuance of licenses and permits; the availability of and costs of financing needed in the future; the actual results of exploration activities; actual results of reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; possible variations of ore grade or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; political instability, insurrection or war; delays in obtaining governmental approvals or financing or in the completion of development or construction activities, as well as those factors discussed in the sections entitled “General Development of the Business”, “Narrative Description Of the Business” and “Risk Factors” included in the Company’s Annual Information Form. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended.

Forward-looking statements contained herein are based on the beliefs, expectations and opinions of management and are made as of the date of this MD&A and the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, except as required by law. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.

APPENDIX P
FINANCIAL STATEMENTS OF NOVACOPPER FOR THE YEARS ENDED
NOVEMBER 30, 2014 AND NOVEMBER 30, 2013

See attached.

P-1

NovaCopper Inc.
(An Exploration-Stage Company)

Consolidated Financial Statements
November 30, 2014, 2013 and 2012
(expressed in US dollars)

Management’s Report on Internal Control over Financial Reporting

The management of NovaCopper Inc. is responsible for establishing and maintaining adequate internal control over financial reporting under Rule 13a-15(f) and 15d-15(f) of the U.S. Exchange Act. The Securities Exchange Act of 1934 defines this as a process designed by, or under the supervision of, the Company’s principal executive and principal financial officers and effected by the Company’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes those policies and procedures that:

  pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
  provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and
  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that may have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of November 30, 2014. In making this assessment, the Company’s management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control – Integrated Framework (2013).

Based upon our assessment and those criteria, management concluded that the Company’s internal control over financial reporting was effective as of November 30, 2014.

/s/ Rick Van Nieuwenhuyse	/s/ Elaine Sanders

Rick Van Nieuwenhuyse	Elaine Sanders
President & Chief Executive Officer	Vice President & Chief Financial Officer

February 5, 2015

3

Report of the Independent Registered Public Accounting Firm

To the Shareholders of NovaCopper Inc.

We have audited the accompanying consolidated financial statements of NovaCopper Inc. (an exploration stage company) which comprise the consolidated balance sheets as at November 30, 2014 and 2013 and the consolidated statements of loss, comprehensive loss and deficit, changes in shareholders’ equity and cash flows for each of the years in the three year period ended November 30, 2014 and cumulatively for the period from March 22, 2004 (date of inception) to November 30, 2014, and the related notes, which comprise a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the consolidated financial statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. Canadian generally accepted auditing standards require that we comply with ethical requirements.

An audit involves performing procedures to obtain audit evidence, on a test basis, about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting principles and policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of NovaCopper Inc. as at November 30, 2014 and 2013 and the results of its operations and its cash flows for each of the years in the three year period ended November 30, 2014 and cumulatively for the period from March 22, 2004 (date of inception) to November 30, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
Without qualifying our opinion, we draw attention to note 1 in the financial statements which discloses matters and conditions that indicate the existence of a material uncertainty that casts substantial doubt about the Company’s ability to continue as a going concern.

/s/ PricewaterhouseCoopers LLP

Chartered Accountants
Vancouver, British Columbia
February 5, 2015

4

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Balance Sheets
As at November 30, 2014 and 2013

in thousands of dollars
	November 30, 2014	November 30, 2013
	$	$
Assets
Current assets
Cash and cash equivalents	5,074	6,484
Accounts receivable	176	90
Deposits and prepaid amounts	575	591
	5,825	7,165

Plant and equipment (note 3)	415	1,148
Mineral properties and development costs (note 4)	30,586	30,586
	36,826	38,899
Liabilities
Current liabilities
Accounts payable and accrued liabilities (note 5)	979	1,742
	979	1,742
Shareholders’ equity
Share capital (note 6) – unlimited common shares authorized, no par value Issued -60,296,365 (2013 – 53,066,656)	111,833	104,895
Warrants (note 6)	2,163	-
Contributed surplus	124	152
Contributed surplus – options (note6(a, b))	17,089	17,248
Contributed surplus – units (note 6(c))	2,008	2,584
Deficit accumulated during the exploration stage	(97,370)	(87,722)
	35,847	37,157
	36,826	38,899

Nature of operations, going concern, structure and plan of arrangement (note 1)
Commitments and contingencies (notes 4, 6, 10)
Subsequent events (note 11)

(See accompanying notes to the consolidated financial statements)

/s/ Rick Van Nieuwenhuyse, Director	/s/ Kalidas Madhavpeddi, Director

Approved on behalf of the Board of Directors

5

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Statements of Loss and Comprehensive Loss
For the Years Ended November 30

		in thousands of dollars, except share and per share amounts
				Cumulative
				during
	2014	2013	2012	exploration stage
	$	$	$	$
Expenses
Amortization	750	1,033	769	2,835
Foreign exchange loss	2	8	10	20
General and administrative	1,484	1,915	2,276	7,804
Investor relations	51	239	207	669
Mineral properties expense (note 4(c))	2,512	8,894	15,327	53,769
Professional fees	952	947	646	2,655
Salaries	3,012	3,173	2,410	8,645
Salaries – stock-based compensation (note 6)	887	8,225	9,411	18,523
Total expenses	9,650	24,434	31,056	94,920
Other items
Accretion expense	-	-	-	2,530
Loss on disposal of equipment	-	-	7	7
Interest and other income	(2)	(40)	(45)	(87)
Loss and comprehensive loss for the year	9,648	24,394	31,018	97,370

Basic and diluted loss per common share	$0.17	$0.47	$0.67
Weighted average number of common shares outstanding	56,268,326	52,347,173	46,627,308

(See accompanying notes to the consolidated financial statements)

6

NovaCopper Inc.
(An Exploration -Stage Company)
Consolidated Statements of Changes in Shareholders’ Equity
For the Years Ended November 30

						in thousands of dollars, except share amounts
					Contributed	Contributed		Total
	Number of			Contributed	surplus –	surplus –		shareholders’
	shares	Share capital	Warrants	surplus	options	units	Deficit	equity
	outstanding	$	$	$	$	$	$	$
Balance – 2011	200	27,280	-	36,281	-	-	(32,310)	31,251
Funding provided and expenses paid by NovaGold Resources Inc.	-	-	-	43,763	-	-	-	43,763
Issued pursuant to Plan of Arrangement	46,577,878	64,496	-	(67,864)	3,368	-	-	-
Issued pursuant to an employment agreement	76,005	316	-	-	-	-	-	316
Exercise of NovaGold Arrangement Options	10,986	76	-	-	(76)	-	-	-
Stock-based compensation	-	-	-	-	9,411	-	-	9,411
Loss for the year	-	-	-	-	-	-	(31,018)	(31,018)
Balance – 2012	46,665,069	92,168	-	12,180	12,703	-	(63,328)	53,723
Exercise of NovaGold Warrants	6,088,262	11,996	-	(11,996)	-	-	-	-
Exercise of NovaGold Arrangement Options	52,243	254	-	-	(235)	-	-	19
NovaGold Performance and Deferred Share Units	16,586	32	-	(32)	-	-	-	-
Restricted Share Units reclassified from liability	-	-	-	-	-	2,633	-	2,633
Restricted Share Units	244,496	445	-	-	-	(173)	-	272
Stock-based compensation	-	-	-	-	4,780	124	-	4,904
Loss for the year	-	-	-	-	-	-	(24,394)	(24,394)
Balance – 2013	53,066,656	104,895	-	152	17,248	2,584	(87,722)	37,157
Exercise of NovaGold Arrangement options	46,929	631	-	-	(615)	-	-	16
NovaGold Performance Share Units	14,166	28	-	(28)	-	-	-	-
Private placement	6,521,740	5,068	2,163	-	-	-	-	7,231
Restricted Share Units	492,501	929	-	-	-	(929)	-	-
Deferred Share Units	154,373	282	-	-	-	(78)	-	204
Stock-based compensation	-	-	-	-	456	431	-	887
Loss for the year	-	-	-	-	-	-	(9,648)	(9,648)
Balance – 2014	60,296,365	111,833	2,163	124	17,089	2,008	(97,370)	35,847

(See accompanying notes to the consolidated financial statements)

7

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Statements of Cash Flows
For the Years Ended November 30

in thousands of dollars
				Cumulative
				during
	2014	2013	2012	exploration stage
	$	$	$	$
Cash flows used in operating activities
Loss for the year	(9,648)	(24,394)	(31,018)	(97,370)
Items not affecting cash
Amortization	750	1,033	769	2,855
Accretion	-	-	-	2,530
Loss on disposal of equipment	-	-	7	7
Issuance of shares as compensation	-	-	316	316
Stock-based compensation	887	8,136	9,411	19,636
Net change in non-cash working capital
Decrease (increase) in accounts receivable	(86)	275	(365)	(176)
Decrease (increase) in deposits and prepaid amounts	16	(37)	(458)	(562)
Increase (decrease)in accounts payable, accrued liabilities and due to related parties	(558)	(231)	1,452	1,018
	(8,639)	(15,218)	(19,886)	(71,746)
Cash flows from financing activities
Proceeds from private placement, net	7,231	-	-	7,231
Proceeds received on exercise of options	16	20	-	36
Funding provided by NovaGold on the completion of the Plan of Arrangement	-	-	40,000	40,000
Funding provided and expenses paid by NovaGold	-	-	3,763	61,256
Repayment of notes payable	-	-	-	(24,000)
Settlement of Restricted Share Units	-	(329)	-	(329)
	7,247	(309)	43,763	84,194
Cash flows used in investing activities
Acquisition of plant & equipment	(18)	(233)	(1,595)	(3,258)
Acquisition of mineral properties	-	-	(39)	(4,116)
	(18)	(233)	(1,634)	(7,374)
Increase (decrease) in cash and cash equivalents	(1,410)	(15,760)	22,243	5,074
Cash and cash equivalents – beginning of period	6,484	22,244	1	-
Cash and cash equivalents – end of period	5,074	6,484	22,244	5,074

Non-cash investing and financing activities
Issuance of common shares to NovaGold to acquire NovaCopper US Inc.	-	-	-	27,280
Notes payable assumed on acquisition of Ambler lands	-	-	-	21,471
Issuance of common shares by NovaGold to acquire Ambler lands	-	-	-	5,000

(See accompanying notes to the consolidated financial statements)

8

NovaCopper Inc.
(An Exploration-Stage Company)
Notes to the Consolidated Financial Statements

1	Nature of operations, going concern, structure and plan of arrangement

NovaCopper Inc. (“NovaCopper” or the “Company”) was incorporated in British Columbia under the Business Corporations Act (BC) on April 27, 2011. The Company is engaged in the exploration and development of mineral properties including the Arctic and Bornite Projects located in Northwest Alaska in the United States of America (“US”).

Structure and plan of arrangement

On January 11, 2010, Alaska Gold Company (“AGC”), at the time a wholly owned subsidiary of NovaGold Resources Inc. (“NovaGold”), purchased 100% of the Ambler lands, hosting the copper-zinc-lead-gold-silver Arctic Project, for consideration of $29 million. The Ambler lands were acquired on October 17, 2011 by NovaCopper US Inc. (“NovaCopper US”) through a purchase and sale agreement with AGC. On October 24, 2011, NovaGold transferred its ownership of NovaCopper US to NovaCopper, then a wholly owned subsidiary of NovaGold, in exchange for 100 shares of NovaCopper, with an ascribed value of $27.3 million.

On October 19, 2011, NovaCopper US acquired the exclusive right to explore the Bornite lands and lands deeded to NANA Regional Corporation, Inc. (“NANA”) through the Alaska Native Claims Settlement Act (“ANCSA”) located adjacent to the Ambler lands to create the Upper Kobuk Mineral Projects (“UKMP Projects”).

Where applicable, these consolidated financial statements reflect the statements of loss and comprehensive loss, and cash flows of the Arctic Project as if NovaCopper had been independently operating from inception. The cumulative statements of loss and comprehensive loss include exploration costs of the Arctic Project and an allocation of NovaGold’s general and administrative costs incurred on the basis of time committed by NovaGold staff to AGC and the ratio of expenses incurred on the Arctic Project as compared to all costs incurred by AGC in the respective period.

The Arctic Project’s opening deficit has been calculated by applying the same allocation principles described above to the cumulative transactions relating to the project from the date of its initial option in 2004 and includes an allocation of NovaGold’s general and administrative expenses from the date of acquisition. Prior to the acquisition in 2010, NovaGold held an option to earn a 51% interest in the property which was terminated upon entering into the purchase and sale agreement. All historical spending prior to April 30, 2012 was funded by NovaGold.

Going concern

These financial statements have been prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at November 30, 2014, the Company had consolidated cash of $5.1 million and working capital of $4.8 million. Substantial doubt exists as to the Company’s ability to continue as a going concern as the operating activities of the Company are dependent on its ability to obtain additional financing. The Company will need to raise additional funds to continue operations and to support further exploration and development of its projects and administration expenses. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that the Company will be successful in obtaining additional financing, that sufficient funds will be available to the Company, or be available on favourable terms. Factors that could affect the availability of financing include fluctuations in the Company's share price, the state of international debt and equity markets, investor perceptions and expectations, global financial and metals markets, and progress on the Company's exploration properties. These financial statements do not reflect the adjustments in the carrying value of the assets and liabilities, the reported expenses, and the balance sheet classifications used that would be necessary if the Company was unable to realize its assets and discharge its liabilities in the normal course of operations. Such adjustments could be material.

2	Summary of significant accounting policies

Basis of presentation

These consolidated financial statements have been prepared using accounting principles generally accepted in the United States (“U.S. GAAP”) and include the accounts of NovaCopper and its wholly-owned subsidiary, NovaCopper US. All significant intercompany transactions are eliminated on consolidation. These financial statements were approved by the Company’s Board of Directors for issue on February 5, 2015.

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All figures are in United States dollars unless otherwise noted.

These financial statements include the historical assets, liabilities and expenses directly related to the Arctic Project and allocations of NovaGold’s general and administrative expenses, as described in note 1, to present the financial position, results of operations and cash flows of the Arctic Project on a standalone basis. The consolidated financial statements have been presented under the continuity of interest basis of accounting whereby the amounts are based on the amounts recorded by NovaGold.

The consolidated financial statements may not necessarily reflect the financial position, results of operations and changes in cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity for all of the periods presented.

Cash and cash equivalents

Cash and cash equivalents comprise of highly liquid investments maturing less than 90 days from date of initial investment. Cash and cash equivalents are designated as loans and receivables.

Plant and equipment

Plant and equipment are recorded at cost and amortization begins when the asset is substantially put into service. Amortization is calculated on a straight-line basis over the respective assets’ estimated useful lives. Amortization periods by asset class are:

Computer hardware and software	3 years
Machinery and equipment	3 years
Office furniture and equipment	5 years
Vehicles	3 years

Mineral properties and development costs

All direct costs related to the acquisition of mineral property interests are capitalized. Mineral property exploration expenditures are expensed when incurred. When it has been established that a mineral deposit is commercially mineable, an economic analysis has been completed in accordance with SEC Industry Guide 7 and permits are obtained, the costs subsequently incurred to develop a mine on the property prior to the start of mining operations are capitalized. Capitalized costs will be amortized following commencement of commercial production using the unit of production method over the estimated life of proven and probable reserves.

The acquisition of title to mineral properties is a complicated and uncertain process. The Company has taken steps, in accordance with industry standards, to verify the title to mineral properties in which it has an interest. Although the Company has made efforts to ensure that legal title to its mining assets are properly recorded, there can be no assurance that such title will be secured indefinitely.

Impairment of long-lived assets

Management assesses the possibility of impairment in the carrying value of its long-lived assets whenever events or circumstances indicate that the carrying amounts of the asset or asset group may not be recoverable. Management calculates the estimated undiscounted future net cash flows relating to the asset or asset group using estimated future prices, proven and probable reserves and other mineral resources, and operating, capital and reclamation costs. When the carrying value of an asset exceeds the related undiscounted cash flows, the asset is written down to its estimated fair value, which is usually determined using discounted future cash flows. Management’s estimates of mineral prices, mineral resources, foreign exchange, production levels and operating capital and reclamation costs are subject to risk and uncertainties that may affect the determination of the recoverability of the long-lived asset. It is possible that material changes could occur that may adversely affect management’s estimates.

Income taxes

The liability method of accounting for income taxes is used and is based on differences between the accounting and tax bases of assets and liabilities. Deferred income tax assets and liabilities are recognized for temporary differences between the tax and accounting basis of assets and liabilities as well as for the benefit of losses available to be carried forward to future years for tax purposes using enacted income tax rates expected to be in effect for the period in which the differences are expected to reverse. Deferred income tax assets are evaluated and, if realization is not considered more likely than not, a valuation allowance is provided.

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Uncertainty in income tax positions

The Company recognizes tax benefits from uncertain tax positions only if it is at least more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement with the taxing authorities. Related interest and penalties, if any, are recorded as tax expense in the tax provision.

Financial instruments

Held-for-trading financial assets and liabilities are recorded at fair value as determined by active market prices and valuation models, as appropriate. Valuation models require the use of assumptions concerning the amount and timing of estimated future cash flows and discount rates. In determining these assumptions, management uses readily observable market inputs where available or, where not available, inputs generated by management. Changes in fair value of held-for-trading financial instruments are recorded in income or loss for the period. Held-for-trading financial liabilities consist of other liabilities. The Company has no held-for-trading financial assets.

Available-for-sale financial assets are recorded at fair value as determined by active market prices. Unrealized gains and losses on available-for-sale investments are recognized in other comprehensive income. If a decline in fair value is deemed to be other than temporary, the unrealized loss is recognized in net earnings. Investments in equity instruments that do not have an active quoted market price are measured at cost. The Company has no available-for-sale financial assets.

Loans and receivables are recorded initially at fair value, net of transaction costs incurred, and subsequently at amortized cost using the effective interest rate method. Loans and receivables consist of cash and cash equivalents, accounts receivable, and deposits.

Other financial liabilities are recorded initially at fair value and subsequently at amortized cost using the effective interest rate method. Other financial liabilities include accounts payable and accrued liabilities.

Translation of foreign currencies

Monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date, and non-monetary assets and liabilities at the exchange rate in effect at the time of acquisition or issue. Revenues and expenses are translated at rates approximating the exchange rate in effect at the time of transactions. Exchange gains or losses arising on translation are included in income or loss for the period.

The Company’s functional and reporting currency is the United States dollar.

Loss per share

Loss per common share is calculated based on the weighted average number of common shares outstanding during the year. The Company follows the treasury stock method in the calculation of diluted earnings per share. Under the treasury stock method, the weighted average number of common shares outstanding used for the calculation of diluted loss per share assumes that the proceeds to be received on the exercise of dilutive stock options and warrants are used to repurchase common shares at the average market price during the period. Since the Company has losses, the exercise of outstanding convertible securities has not been included in this calculation as it would be anti-dilutive.

During the year ended November 30, 2012, in order to complete the spin-out of NovaCopper, a stock split was completed to be able to distribute 46,578,078 common shares to the shareholders of NovaGold. As a result of the stock split, historical earnings per share have been restated for all prior periods. Under the continuity of interest basis, the earnings per share have been presented as if the shares outstanding following the stock split had always been outstanding including prior to incorporation of the entity.

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Stock-based compensation

Compensation expense for options granted to employees, directors and certain service providers is determined based on estimated fair values of the options at the time of grant using the Black-Scholes option pricing model, which takes into account, as of the grant date, the fair market value of the shares, expected volatility, expected dividend yield and the risk-free interest rate over the expected life of the option. The cost is recognized using the graded attribution method over the vesting period of the respective options. The expense relating to the fair value of stock options is included in expenses and is credited to contributed surplus. Shares are issued from treasury in settlement of options exercised.

Compensation expense for restricted share units and deferred share units granted to employees and directors, respectively, is determined based on estimated fair values of the units at the time of grant using quoted market prices or at the time the units qualify for equity classification under ASC 718. The cost is recognized using the graded attribution method over the vesting period of the respective units. The expense relating to the fair value of the units is included in expenses and is credited to other liabilities or contributed surplus based on the unit plan’s classification. Units may be settled in either i) cash, and/or ii) shares purchased in the open market, and/or iii) shares issued from treasury, at the Company’s election at the time of vesting.

Use of estimates and measurement uncertainties

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions of future events that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of expenditures during the reported period. Significant estimates include the basis of impairment of mineral properties and income taxes. Actual results could differ materially from those reported.

Recent accounting pronouncements

i.	Income tax disclosure

The Financial Accounting Standards Board (the “FASB”) issued “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists” (“ASU 2013-11”) which amended Topic 740, Income Taxes to provide guidance on financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. It was released to provide clear guidance to minimize divergence in practice when disclosing unrecognized tax benefits. ASU 2013-11 is effective for fiscal years beginning after December 15, 2013. We adopted this standard for the fiscal year ending November 30, 2014. The adoption of ASU 2013-11 did not have any impact as our disclosure meets the recommended practice.

ii.	Offsetting assets and liabilities

In January 2013, the FASB issued “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013- 01”). ASU 2013-01 clarifies Accounting Standards Update No. 2011-11: “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) to restrict the scope of implementation to derivatives accounted for under Topic 815, Derivatives and Hedging, which includes bifurcated embedded derivatives repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions that require an offset or are subject to an enforceable master netting arrangement. ASU 2013-01 is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. We adopted this standard for the fiscal year ending November 30, 2014. The adoption of ASU 2013-01 did not have a material impact on our results of operations, financial condition, or cash flows.

iii.	Development stage entity

In June 2014, the FASB issued “Development Stage Entities – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation” (“ASU 2014-10”). ASU 2014- 10 eliminates the concept of a development stage entity, of which NovaCopper had been classified. Upon adoption, certain financial reporting disclosures will be eliminated including the presentation of an inception-to-date statement of income and cash flow. ASU 2014-10 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption of this standard is permitted, and we expect to adopt for the fiscal year ending November 30, 2015. The adoption of ASU 2014-10 is expected to have an impact on the disclosure and presentation of our statement of loss and comprehensive loss and the statement of cash flows. As a result of adopting the standard, we will no longer include the cumulative during exploration stage column currently presented on our statement of loss and comprehensive loss and the statement of cash flows.

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iv.	Going Concern

In August 2014, the FASB issued “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). Historically, there has been no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern. This update provides the guidance to clarify when and how management should be assessing their ability to continue as a going concern. ASU 2014-15 is effective for fiscal years ending after December 15, 2016. Early adoption of this standard is permitted, and we expect to adopt for the fiscal year ending November 30, 2015. We expect the adoption of ASU 2014-15 will have an impact on the frequency with which we conduct going concern assessments. We do not expect the adoption to have significant changes to our disclosure of going concern as we currently comply with appropriate guidance issued by the U.S. Securities and Exchange Commission and guidance under U.S. auditing standards.

3	Plant and equipment

in thousands of dollars
			November 30, 2014
		Accumulated
	Cost	amortization	Net
	$	$	$
British Columbia, Canada
Furniture and equipment	46	(15)	31
Leasehold improvements	32	(13)	19
Computer hardware and software	98	(44)	54
Alaska, USA
Machinery, equipment and camp	2,833	(2,579)	254
Vehicles	275	(218)	57
Computer hardware and software	31	(31)	-
	3,315	(2,900)	415

in thousands of dollars
			November 30, 2013
		Accumulated
	Cost	amortization	Net
	$	$	$
British Columbia, Canada
Furniture and equipment	46	(5)	41
Leasehold improvements	32	(5)	27
Computer hardware and software	80	(17)	63
Alaska, USA
Machinery, equipment and camp	2,833	(1,949)	884
Vehicles	275	(144)	131
Computer hardware and software	31	(29)	2
	3,297	(2,149)	1,148

4	Mineral properties and development costs

in thousands of dollars
	November 30, 2013	Acquisition costs	November 30, 2014
Alaska, USA	$	$	$
Ambler (a)	26,586	-	26,586
Bornite (b)	4,000	-	4,000
	30,586	-	30,586

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			in thousands of dollars
	November 30, 2012	Acquisition costs	November 30, 2013
Alaska, USA	$	$	$
Ambler (a)	26,586	-	26,586
Bornite (b)	4,000	-	4,000
	30,586	-	30,586

(a)	Ambler

On January 11, 2010, NovaGold, through a wholly-owned subsidiary, purchased 100% of the Ambler lands in Northwest Alaska, which contains the copper-zinc-lead-gold-silver Arctic Project and other mineralized targets within the volcanogenic massive sulfide belt. As consideration, NovaGold, issued 931,098 shares with a fair value of $5.0 million and agreed to make two cash payments to the vendor of $12.0 million each in January 2011 and January 2012, for total consideration of $29.0 million. The fair value of these cash payments were $11.1 million and $10.3 million, respectively, at the transaction date valued using a discount rate of approximately 8%. The January 2011 payment was made by NovaGold on January 7, 2011 and the January 2012 payment was made by NovaGold in advance on August 5, 2011. Total fair value of the consideration was $26.5 million, including transaction costs associated with the acquisition of $0.1 million. The vendor retained a 1% net smelter return royalty that the owner of the property can purchase at any time for a one-time payment of $10.0 million.

Prior to the acquisition in 2010, NovaGold held an option to earn a 51% interest in the property which was terminated upon entering into the purchase and sale agreement.

As discussed in note 1, the property was acquired on October 17, 2011 by NovaCopper US through a purchase and sale agreement with AGC.

(b)	Bornite

On October 19, 2011, NovaCopper US acquired the exclusive right to explore and the non-exclusive right to access and enter on the Bornite lands and lands deeded to NANA through the ANCSA, located adjacent to the Ambler lands in Northwest Alaska. As consideration, NovaCopper US paid $4 million to acquire the right to explore and develop the combined Upper Kobuk Mineral Projects through an Exploration Agreement and Option to Lease with NANA. NANA also has the right to appoint a member to NovaCopper’s board of directors within a five year period following our public listing on a stock exchange. Upon a decision to proceed with construction of a mine on the lands, NANA maintains the right to purchase between a 16%-25% ownership interest in the mine or retain a 15% net proceeds royalty which is payable after NovaCopper has recovered certain historical costs, capital and cost of capital. Should NANA elect to purchase an ownership interest, consideration will be payable equal to all historical costs incurred on the properties at the elected percentage purchased less $40 million, not to be less than zero. The parties would form a joint venture and be responsible for all future costs, including capital costs of the mine based on their pro-rata share.

NANA would also be granted a net smelter return royalty of between 1% and 2.5% upon the execution of a mining lease or a surface use agreement, the percent which is determined by the classification of land from which production originates.

(c)	Mineral properties expense

The following table summarizes mineral properties expense for the years ended November 30, 2014, 2013 and 2012.

in thousands of dollars
	November 30, 2014	November 30, 2013	November 30, 2012
	$	$	$
Community	137	171	159
Drilling	-	1,949	4,685
Engineering	117	1,206	512
Environmental	36	90	243
Geochemistry and geophysics	238	438	1,182
Land and permitting	378	409	81
Other income	(9)	(103)	(82)
Project support	438	2,029	4,971
Wages and benefits	1,177	2,705	3,576
Mineral property expense	2,512	8,894	15,327

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Mineral property expenses consist of direct drilling, personnel, community, resource reporting and other exploration expenses as outlined above, as well as indirect project support expenses such as fixed wing charters, helicopter support, fuel, and other camp operation costs. Cumulative mineral properties expense from the initial earn-in agreement on the property in 2004 to November 30, 2014 is $53.8 million.

5	Accounts payable and accrued liabilities

in thousands of dollars
	November 30, 2014	November 30, 2013
	$	$
Trade accounts payable	36	196
Accrued liabilities	410	427
Accrued salaries and vacation	533	1,119
Accounts payable and accrued liabilities	979	1,742

At November 30, 2014, accrued salaries and vacation included $384,000 of accrued and unpaid bonuses relating to services provided by officers during the year ended November 30, 2013 which is payable at the time certain conditions are met.

At November 30, 2013, accrued salaries and vacation included $970,000 of accrued and unpaid bonuses payable to employees and officers relating to services provided during the year ended November 30, 2013. $711,000 of the accrued salaries due to officers at November 30, 2013 was payable at the time certain conditions are met. With the departure of three officers during 2014, $293,000 of the obligation was reversed during the year ended November 30, 2014.

6	Share capital

Authorized:
     unlimited common shares, no par value

in thousands of dollars, except share amounts
	Number of shares	Ascribed value
		$
November 30, 2011	200	27,280
Issued pursuant to Plan of Arrangement	46,577,878	64,496
Issued pursuant to employment agreement	76,005	316
Exercise of NovaGold Arrangement Options	10,986	76
November 30, 2012	46,665,069	92,168
Exercise of NovaGold Warrants	6,088,262	11,996
Exercise of NovaGold Arrangement Options	52,243	254
NovaGold Performance and Deferred Share Units	16,586	32
Restricted Share Units	244,496	445
November 30, 2013	53,066,656	104,895
Exercise of NovaGold Arrangement options	46,929	631
NovaGold Performance Share Units	14,166	28
Private placement	6,521,740	5,068
Restricted Share Units	492,501	929
Deferred Share Units	154,373	282
November 30, 2014, issued and outstanding	60,296,365	111,833

On July 7, 2014, the Company completed a non-brokered private placement of Units for gross proceeds of $7.5 million. Each Unit was priced at $1.15 per Unit and consisted of one common share of the Company and one common share purchase warrant. Each common share purchase warrant entitles the holder to purchase one common share of the Company at a price of $1.60 per share for a period of five years from the closing date. Total net proceeds from the private placement were $7.2 million. Use of proceeds raised are restricted for 12 months following closing to a maximum of $4.0 million on general and administrative expenses, $2.7 million on program expenditures, and $0.8 million on additional expenses incurred in reducing annual general and administrative expenses.

On April 30, 2012 (the “Effective Date”), under the Plan of Arrangement, NovaGold distributed its interest in NovaCopper to the shareholders of NovaGold on the basis that each shareholder received one share in NovaCopper for every six shares of NovaGold held on the record date. NovaCopper committed to issue up to 6,181,352 common shares to satisfy holders of NovaGold warrants (“NovaGold Warrants”), performance share units (“NovaGold PSUs”) and deferred share units (“NovaGold DSUs”) on record as of the close of business April 27, 2012 on the same basis as NovaGold shareholders under the Plan of Arrangement. When a warrant is exercised or a unit becomes vested, NovaCopper has committed to deliver one common share to the holder for every six shares of NovaGold the holder is entitled to receive, rounded down to the nearest whole number. An amount of $12.2 million was recorded in contributed surplus representing a pro-rated amount of the historical NovaGold investment based on the fully diluted number of common shares at the Effective Date.

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During the year ended November 30, 2014, the Company issued 14,166 common shares in settlement of NovaGold PSUs which vested on January 29, 2014 (November 30, 2013 – 16,586 common shares). As of November 30, 2014, no NovaGold PSUs remain outstanding.

As of November 30, 2014, 20,685 NovaGold DSUs remain outstanding, which will settle upon the NovaGold directors’ retirement.

(a)      Stock options

The Company has a stock option plan providing for the issuance of options with a rolling maximum number equal to 10% of the issued and outstanding common shares of the Company at any given time. The Company may grant options to its directors, officers, employees and service providers. The exercise price of each option cannot be lower than the greater of Market Price or Fair Market Value of the shares (as such terms are defined in the plan) at the date of the option grant. The number of shares optioned to any single optionee may not exceed 10% of the issued and outstanding shares at the date of grant. The options are exercisable for a maximum of five years from the date of grant, and may be subject to vesting provisions.

During the year ended November 30, 2014, 1,620,000 options (2013 – 65,000 options) at a weighted-average exercise price of CAD$1.22 (2013 - CAD$1.98) were granted to employees, consultants and directors exercisable for a period of five years with various vesting terms between nil and two years. The weighted-average fair value attributable to options granted in 2014 was of $0.44 (2013 - $0.73) .

The fair value of the stock options recognized in the period has been estimated using an option pricing model.

Assumptions used in the pricing model for the period are as provided below.

	November 30, 2014	November 30, 2013	November 30, 2012
Risk-free interest rates	1.16%	1.11-1.46%	1.02-1.59%
Exercise price	CAD$1.22	CAD$1.97-1.98	CAD$1.77-3.11
Expected life	3.0 years	3.0 years	3.0 – 5.0 years
Expected volatility	60.2%	56.2-58.8%	59.0-101.3%
Expected dividends	Nil	Nil	Nil

The Black-Scholes and other option pricing models require the input of highly subjective assumptions. As NovaCopper has no history of granting stock options prior to April 30, 2012, the Company considered historical information from NovaGold in estimating the expected life of the options granted during the period. Further, volatility considered both the Company’s historical price observations available and the historical price observations of NovaGold over the expected term of the options.

The Company recognized a share-based payments charge of $0.5 million for the year ended November 30, 2014, net of forfeitures. For the year ended November 30, 2013, a charge of $4.7 million was recognized with the majority of the expense recognized for options granted in the previous year with an additional expense of $0.8 million for options cancelled in 2013, net of forfeitures. For the year ended November 30, 2012 a charge of $9.2 million was recognized.

On November 22, 2013, the Company cancelled 5,710,000 stock options at an exercise price of CAD$3.11 which were granted in 2012. The remaining expense of $0.8 million relating to unvested options at the time of cancellation was accelerated and recognized in the year.

As of November 30, 2014, there were 698,338 non-vested options outstanding with a weighted average exercise price of $1.09; the non-vested stock option expense not yet recognized was $0.2 million, and this expense is expected to be recognized over the next two years.

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A summary of the Company’s stock option plan and changes during the year ended is as follows:

	November 30, 2014
		Weighted average exercise
		price
	Number of options	$
Balance – beginning of year	168,332	1.79
Granted	1,620,000	1.07
Forfeited	(46,666)	1.74
Balance – end of year	1,741,666	1.11

The following table summarizes information about the stock options outstanding at November 30, 2014.

			Outstanding		Exercisable	Unvested
			Weighted		Weighted
	Number of	Weighted	average exercise	Number of	average exercise
	outstanding	average years to	price	exercisable	price	Number of
Range of price	options	expiry	$	options	$	unvested options
$ 1.07 to $ 1.73	1,741,666	4.65	1.11	1,043,328	1.12	698,338
	1,741,666	4.65	1.11	1,043,328	1.12	698,338

The aggregate intrinsic value of vested share options (the market value less the exercise price) at November 30, 2014 was $nil (2013 - $0.01 million, 2012 - $nil).

(b)      NovaGold Arrangement Options

Under the Plan of Arrangement, holders of NovaGold stock options received one option in NovaCopper for every six options held in NovaGold (“NovaGold Arrangement Options”). The exercise price of the options in NovaCopper was determined based on the relative fair values of NovaCopper and NovaGold based on the volume weighted-average trading prices on the Toronto Stock Exchange for the five trading days commencing on the sixth trading day following the Effective Date. All other terms of the options remained the same. A total of 2,189,040 options to acquire NovaCopper shares were granted under the Plan of Arrangement on April 30, 2012. No stock options granted by NovaGold after the Effective Date are subject to the Plan of Arrangement. The fair value of the NovaGold Arrangement Options was estimated using an option pricing model at a weighted average fair value of $1.74 in 2012.

The Company recognized a stock based compensation recovery of $(0.02) million for the year ended November 30, 2014, expense of $0.07 million for the year ended November 30, 2013, and expense of $0.2 million for the year ended November 30, 2012.

A summary of the NovaGold Arrangement Options and changes during the year ended is as follows:

		November 30, 2014
		Weighted average exercise
		price
	Number of options	$
Balance – beginning of year	1,709,503	4.08
Exercised	(212,075)	1.15
Forfeited	(301,416)	4.56
Expired	(474,597)	2.58
Balance – end of year	721,415	5.06

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The following table summarizes information about the NovaGold Arrangement Options outstanding at November 30, 2014.

			Outstanding		Exercisable	Unvested
			Weighted		Weighted
	Number of	Weighted	average exercise	Number of	average exercise	Number of
	outstanding	average years to	price	exercisable	price	unvested
Range of price	options	expiry	$	options	$	options
$ 2.98 to $ 3.99	169,444	0.83	3.13	163,888	3.11	5,556
$ 4.00 to $ 5.99	345,036	1.63	5.00	345,036	5.00	-
$ 6.00 to $ 7.99	206,935	1.21	6.74	206,935	6.74	-
	721,415	1.32	5.06	715,859	5.07	5,556

The aggregate intrinsic value of vested NovaGold Arrangement Options (the market value less the exercise price) at November 30, 2014 was $nil (2013 - $0.02 million, 2012 – $0.02 million) and the aggregate intrinsic value of exercised options in 2014 was $0.02 million (2013 - $0.07 million, 2012 - $0.03 million).

As of November 30, 2014, there were 5,556 non-vested NovaGold Arrangement Options outstanding with a weighted average exercise price of CAD$3.69; the non-vested stock option expense not yet recognized was $0.01 million; and this expense is expected to be recognized over the first quarter of 2015.

(c)      Restricted Share Units and Deferred Share Units

On November 29, 2012, the Board of Directors approved a Restricted Share Unit Plan (“RSU Plan”) and a Non-Executive Director Deferred Share Unit Plan (“DSU Plan”) to provide long-term incentives to employees, officers and directors. The RSU and DSU Plans may be settled in cash and/or common shares at the Company’s election with each Restricted Share Unit (“RSU”) and Deferred Share Unit (“DSU”) entitling the holder to receive one common share or equivalent value.

On December 5, 2012, 1,295,500 RSUs were granted to employees and officers vesting equally in thirds on June 5, 2013, December 5, 2013, and December 5, 2014. 750,000 DSUs that were granted to directors vested immediately and are to be paid out at the time of retirement from NovaCopper.

On September 9, 2014, 186,650 DSUs were granted to directors vesting upon the commencement of the Company's annual shareholder meeting in Spring 2015. Also in early September, cash payments owing to directors for fees of $207,000 were cancelled.

The remaining 56,073 DSUs were granted to directors throughout the year ended November 30, 2014 based on their election to receive 50% of their annual retainer in DSUs.

A summary of the Company’s unit plans and changes during the year ended is as follows:

	Number of RSUs	Number of DSUs
Balance – beginning of year	851,673	750,000
Granted	-	242,723
Vested/paid	(492,501)	(154,373)
Forfeited	(21,836)	-
Balance – end of year	337,336	838,350

For the year ended November 30, 2014, NovaCopper recognized a stock-based compensation charge of $0.4 million (2013 - $3.4 million), net of forfeitures.

Subsequent to fiscal year end, on December 5, 2014, 337,336 RSUs vested to employees and officers and were settled through the issuance of 337,336 common shares. Following the vesting on December 5, 2014, no RSUs remain outstanding.

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7	Management of capital risk

The Company relies upon management to manage capital in order to accomplish the objectives of safeguarding the Company’s ability to continue as a going concern in order to pursue the development of its mineral properties and maintain a capital structure which optimizes the costs of capital at an acceptable risk (note 1). The Company’s current capital consists of equity funding through capital markets and funding received from its prior owner, NovaGold, prior to its public listing.

As the Company is currently in the exploration phase none of its financial instruments are exposed to commodity price risk; however, the Company’s ability to obtain long-term financing and its economic viability may be affected by commodity price volatility.

To facilitate the management of its capital requirements, the Company prepares annual expenditure budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions.

8	Financial instruments

The Company is exposed to a variety of risks arising from financial instruments. These risks and management’s objectives, policies and procedures for managing these risks are disclosed as follows.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, deposits, and accounts payable and accrued liabilities. The fair value of accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of their maturity. All of the Company’s financial instruments are initially measured at fair value and then held at amortized cost.

Financial risk management

The Company’s activities expose them to certain financial risks, including currency risk, credit risk, liquidity risk, interest risk and price risk.

(a)      Currency risk

Currency risk is the risk of a fluctuation in financial asset and liability settlement amounts due to a change in foreign exchange rates. The Company operates in the United States and Canada with some expenses incurred in Canadian dollars. The Company’s exposure is limited to cash of CAD$181,000, accounts receivable of CAD$13,000 and accounts payable of CAD$171,000. Based on a 10% change in the US-Canadian exchange rate, assuming all other variables remain constant, the Company’s net loss would change by approximately $2,000.

(b)      Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company holds cash and cash equivalents with Canadian Chartered financial institutions which are comprised of cash and money market accounts. The Company’s accounts receivable consist of GST receivable from the Federal Government of Canada and receivables due for services provided to other parties. The Company’s exposure to credit risk is equal to the balance of cash and cash equivalents and accounts receivable as recorded in the financial statements.

(c)      Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulties raising funds to meet its financial obligations as they fall due. The Company is in the exploration stage and does not have cash inflows from operations; therefore, the Company manages liquidity risk through the management of its capital structure and financial leverage as outlined in notes 1 and 7 to the consolidated financial statements.

19

Contractually obligated cash flow requirements as at November 30, 2014 are as follows.

	in thousands of dollars
	Total	< 1 Year	1–2 Years	2–5 Years	Thereafter
	$	$	$	$	$
Accounts payable and accrued liabilities	979	979	-	-	-
Office lease	429	171	258	-	-
	1,408	1,150	258	-	-

(d)      Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company holds excess cash balances in money market funds which limits the risk of loss due to interest rate changes to $nil.

9	Income taxes

Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings before income taxes. These differences result from the following items:

in thousands of dollars
	November 30, 2014	November 30, 2013	November 30, 2012
	$	$	$
Combined federal and provincial statutory tax rate	26.00%	25.67%	25.13%
Income taxes at statutory rate	(2,508)	(6,261)	(7,794)
Difference in foreign tax rates	(580)	(1,590)	(2,652)
Effect of statutory rate changes	-	(20)	6
Expiry of net operating losses	-	-	376
Non-deductible expenditures	243	2,139	2,498
Other	(224)	-	(39)
Valuation allowance	3,069	5,732	7,605
Income tax expense	-	-	-

Future income taxes arise from temporary differences in the recognition of income and expenses for financial reporting and tax purposes. The significant components of future income tax assets and liabilities at November 30, 2014 and 2013 are as follows:

in thousands of dollars
	November 30, 2014	November 30, 2013
	$	$
Future income tax assets
Non-capital losses	48,717	45,278
Mineral property interest	14,266	14,704
Deferred interest	9,041	9,041
Property, plant and equipment	24	13
Share issuance costs	235	105
Other deductible temporary differences	699	748
Total future tax assets	72,982	69,889
Valuation allowance	(72,979)	(69,840)
Net future income tax assets	3	49
Future income tax liabilities
Other taxable temporary differences	3	49
Future income tax liabilities	3	49
Net future income tax assets	-	-

The Company has loss carry-forwards of approximately $123.1 million that may be available for tax purposes. Certain of these losses occurred prior to the incorporation of the Company and are accounted for in the financial statements as if they were incurred by the Company, as described in note 1. Prior to the Plan of Arrangement, the Company undertook a tax reorganization during the year in order to preserve the future deductibility of these losses for the Company, subject to the limitations below. Future tax assets have been recognized to the extent of future taxable income and the future taxable amounts related to taxable temporary differences for which a future tax liability is recognized can be offset. A valuation allowance has been provided against future income tax assets where it is not more likely than not that the Company will realize those benefits.

20

The losses expire as follows in the following jurisdictions:

in thousands of dollars
	Non-capital losses	Operating losses
	Canada	United States
	$	$
2015	-	-
2016	-	-
2017	-	-
2018	-	4,206
Thereafter	12,498	106,394
	12,498	110,600

Future use of these U.S. loss carry-forwards is subject to certain limitations under provisions of the Internal Revenue Code including limitations subject to Section 382, which relates to a 50% change in control over a three-year period, and are further dependent upon the Company attaining profitable operations. An ownership change under Section 382 occurred on January 22, 2009 regarding losses incurred by AGC, of which the attributes of those losses were transferred to NovaCopper US with the purchase of the mineral property in October 2011. Therefore, approximately $42.6 million of the U.S. losses above are subject to limitation under Section 382. Accordingly, the Company’s ability to use these losses may be limited.

An additional change in control may have occurred after November 30, 2011 which may further limit the availability of losses prior to the date of change in control.

10	Commitment

On January 25, 2013, the Company entered into a commitment to lease office space effective May 1, 2013 for a period of four years. The future minimum lease payments as at November 30, 2013 are approximately as follows.

in thousands of dollars
November 30, 2014
$
2015	171
2016	181
2017	77
Total	429

11	Subsequent events

On December 5, 2014, 600,000 stock options were granted to directors vesting immediately and 1,020,000 stock options were granted to employees vesting equally in thirds on the grant date, the first anniversary of the grant date, and the second anniversary of the grant date. Also on December 5, 2014, 337,336 RSUs, originally granted on December 5, 2012, vested to employees and were settled through the issuance of 337,336 common shares.

21

APPENDIX Q
FINANCIAL STATEMENTS OF NOVACOPPER FOR THE THREE MONTH PERIOD
ENDED FEBRUARY 28, 2015

See attached.

Q-1

NovaCopper Inc.
(An Exploration-Stage Company)

Interim Consolidated Financial Statements
February 28, 2015
Unaudited
(expressed in US dollars)

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Balance Sheets
As at
(unaudited)

		in thousands of US dollars
	February 28, 2015	November 30, 2014
	$	$
Assets
Current assets
Cash and cash equivalents	3,988	5,074
Accounts receivable	57	176
Deposits and prepaid amounts	423	575
	4,468	5,825

Plant and equipment (note 3)	272	415
Mineral properties and development costs (note 4)	30,586	30,586
	35,326	36,826
Liabilities
Current liabilities
Accounts payable and accrued liabilities (note 5)	727	979
	727	979
Shareholders’ equity
Share capital (note 6) – unlimited common shares authorized, no par value Issued - 60,633,701 (2014 – 60,296,365)	112,469	111,833
Warrants (note 6)	2,163	2,163
Contributed surplus	124	124
Contributed surplus – options (note6(a, b))	17,368	17,089
Contributed surplus – units (note 6(c))	1,375	2,008
Deficit accumulated during the exploration stage	(98,900)	(97,370)
	34,599	35,847
	35,326	36,826

Nature of operations, going concern, structure and plan of arrangement (note 1)
Commitments and contingencies (notes 4, 6, 8)

(See accompanying notes to the interim consolidated financial statements)

/s/ Rick Van Nieuwenhuyse, Director	/s/ Kalidas Madhavpeddi, Director

Approved on behalf of the Board of Directors

3

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Statements of Loss and Comprehensive Loss
(unaudited)

	in thousands of US dollars, except share and per share amounts
	For the three months ended		Cumulative during
	February 28, 2015	February 28, 2014	exploration stage
	$	$	$
Expenses
Amortization	143	258	2,978
Foreign exchange gain	(20)	(6)	-
General and administrative	381	437	8,185
Investor relations	6	31	675
Mineral properties expense (note 4(c))	327	580	54,096
Professional fees	161	650	2,816
Salaries	250	550	8,895
Salaries – stock-based compensation (note 6)	282	116	18,805
Total expenses	1,530	2,616	96,450
Other items
Accretion expense	-	-	2,530
Loss on disposal of equipment	-	-	7
Interest and other income	-	(1)	(87)
Loss and comprehensive loss for the period	(1,530)	(2,615)	(98,900)

Basic and diluted loss per common share	$0.03	$0.05
Weighted average number of common shares outstanding	60,614,960	53,506,641

(See accompanying notes to the interim consolidated financial statements)

4

NovaCopper Inc.
(An Exploration -Stage Company)
Consolidated Statements of Changes in Shareholders’ Equity
(unaudited)

in thousands of US dollars, except share amounts
					Contributed	Contributed		Total
	Number of			Contributed	surplus –	surplus –		shareholders’
	shares	Share capital	Warrants	surplus	options	units	Deficit	equity
	outstanding	$	$	$	$	$	$	$
Balance – November 30, 2013	53,066,656	104,895	-	152	17,248	2,584	(87,722)	37,157
Exercise of NovaGold Arrangement options	46,929	632	-	-	(615)	-	-	17
NovaGold Performance Share Units	14,166	28	-	(28)	-	-	-	-
Restricted Share Units	425,833	803	-	-	-	(803)	-	-
Deferred Share Units	75,661	139	-	-	-	(139)	-	-
Stock-based compensation	-	-	-	-	18	98	-	116
Loss for the period	-	-	-	-	-	-	(2,615)	(2,615)
Balance – February 28, 2014	53,629,245	106,497	-	124	16,651	1,740	(90,337)	34,675

Balance – November 30, 2014	60,296,365	111,833	2,163	124	17,089	2,008	(97,370)	35,847
Restricted Share Units	337,336	636	-	-	-	(636)	-	-
Stock-based compensation	-	-	-	-	279	3	-	282
Loss for the period	-	-	-	-	-	-	(1,530)	(1,530)
Balance – February 28, 2015	60,633,701	112,469	2,163	124	17,368	1,375	(98,900)	34,599

(See accompanying notes to the interim consolidated financial statements)

5

NovaCopper Inc.
(An Exploration-Stage Company)
Consolidated Statements of Cash Flows
(unaudited)

	in thousands of US dollars
	For the three months ended		Cumulative during
	February 28, 2015	February 28, 2014	exploration stage
	$	$	$
Cash flows used in operating activities
Loss for the period	(1,530)	(2,615)	(98,900)
Items not affecting cash
Amortization	143	258	2,998
Accretion	-	-	2,530
Loss on disposal of equipment	-	-	7
Issuance of shares as compensation	-	-	316
Stock-based compensation	282	116	19,918
Net change in non-cash working capital
Decrease (increase) in accounts receivable	119	(51)	(57)
Decrease (increase) in deposits and prepaid amounts	152	133	(410)
Increase (decrease) in accounts payable and accrued liabilities	(252)	23	766
	(1,086)	(2,136)	(72,832)
Cash flows from financing activities
Proceeds from private placement, net	-	17	7,231
Proceeds received on exercise of options	-	-	36
Funding provided by NovaGold on the completion of the Plan of Arrangement	-	-	40,000
Funding provided and expenses paid by NovaGold	-	-	61,256
Repayment of notes payable	-	-	(24,000)
Settlement of Restricted Share Units	-	-	(329)
	-	17	84,194
Cash flows used in investing activities
Acquisition of plant and equipment	-	(1)	(3,258)
Acquisition of mineral properties	-	-	(4,116)
	-	(1)	(7,374)
Increase (decrease) in cash and cash equivalents	(1,086)	(2,120)	3,988
Cash and cash equivalents – beginning of period	5,074	6,484	-
Cash and cash equivalents – end of period	3,988	4,364	3,988

Non-cash investing and financing activities
Issuance of common shares to NovaGold to acquire NovaCopper US Inc.	-	-	27,280
Notes payable assumed on acquisition of Ambler lands	-	-	21,471
Issuance of common shares by NovaGold to acquire Ambler lands	-	-	5,000
(See accompanying notes to the interim consolidated financial statements)

6

NovaCopper Inc.
(An Exploration-Stage Company)
Notes to the Consolidated Financial Statements

1	Nature of operations, going concern, structure and plan of arrangement

NovaCopper Inc. (“NovaCopper” or the “Company”) was incorporated in British Columbia under the Business Corporations Act (BC) on April 27, 2011. The Company is engaged in the exploration and development of mineral properties including the Arctic and Bornite Projects located in Northwest Alaska in the United States of America (“US”).

Structure and plan of arrangement

On January 11, 2010, Alaska Gold Company (“AGC”), at the time a wholly owned subsidiary of NovaGold Resources Inc. (“NovaGold”), purchased 100% of the Ambler lands, hosting the copper-zinc-lead-gold-silver Arctic Project, for consideration of $29.0 million. The Ambler lands were acquired on October 17, 2011, by NovaCopper US Inc. (“NovaCopper US”) through a purchase and sale agreement with AGC. On October 19, 2011, NovaCopper US acquired the exclusive right to explore the Bornite lands and lands deeded to NANA Regional Corporation, Inc. (“NANA”) through the Alaska Native Claims Settlement Act (“ANCSA”) located adjacent to the Ambler lands to create the Upper Kobuk Mineral Projects (“UKMP Projects”). On October 24, 2011, NovaGold transferred its ownership of NovaCopper US to NovaCopper, then a wholly owned subsidiary of NovaGold, which was subsequently spun-out to NovaGold shareholders and publicly listed on April 30, 2012.

Where applicable, these consolidated financial statements reflect the statements of loss and comprehensive loss, and cash flows of the Arctic Project as if NovaCopper had been independently operating from inception. Prior to the acquisition in 2010, NovaGold held an initial option from 2004 to earn a 51% interest in the property which was terminated upon entering into the purchase and sale agreement. All historical spending prior to April 30, 2012, was funded by NovaGold.

Going concern

These financial statements have been prepared on a going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at February 28, 2015, the Company had consolidated cash of $4.0 million and working capital of $3.7 million. Substantial doubt exists as to the Company’s ability to continue as a going concern as the operating activities of the Company are dependent on its ability to obtain additional financing. The Company will need to raise additional funds to continue operations and to support further exploration and development of its projects and administration expenses. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that the Company will be successful in obtaining additional financing, that sufficient funds will be available to the Company, or be available on favourable terms. Factors that could affect the availability of financing include fluctuations in the Company's share price, the state of international debt and equity markets, investor perceptions and expectations, global financial and metals markets, and progress on the Company's exploration properties. These financial statements do not reflect the adjustments in the carrying value of the assets and liabilities, the reported expenses, and the balance sheet classifications used that would be necessary if the Company was unable to realize its assets and discharge its liabilities in the normal course of operations. Such adjustments could be material.

2	Summary of significant accounting policies

Basis of presentation

These consolidated financial statements have been prepared using accounting principles generally accepted in the United States (“U.S. GAAP”) and include the accounts of NovaCopper and its wholly-owned subsidiary, NovaCopper US. All significant intercompany transactions are eliminated on consolidation. These financial statements were approved by the Company’s Audit Committee on behalf of the Board of Directors for issue on April 8, 2015.

7

All figures are in United States dollars unless otherwise noted.

The unaudited interim consolidated financial statements include all adjustments of a normal recurring nature necessary for the fair presentation of our financial position as of February 28, 2015, our results of operations and cash flows for the three months ended February 28, 2015 and 2014. The results of operations for the three months ended February 28, 2015 are not necessarily indicative of the results to be expected for the year ending November 30, 2015.

As these interim consolidated financial statements do not contain all of the disclosures required by U.S. GAAP for annual financial statements, these unaudited interim consolidated financial statements should be read in conjunction with the annual financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2014 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 6, 2015.

Recent accounting pronouncements

i.	Development stage entity

In June 2014, the FASB issued “Development Stage Entities – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation” (“ASU 2014-10”). ASU 2014-10 eliminates the concept of a development stage entity, of which NovaCopper had been classified. Upon adoption, certain financial reporting disclosures will be eliminated including the presentation of an inception-to-date statement of income and cash flow. ASU 2014-10 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption of this standard is permitted. The adoption of ASU 2014-10 is expected to have an impact on the disclosure and presentation of our statement of loss and comprehensive loss and the statement of cash flows. As a result of adopting the standard, we will no longer include the cumulative during exploration stage column currently presented on our statement of loss and comprehensive loss and the statement of cash flows. We plan to adopt for our fiscal year ending November 30, 2016.

ii.	Going concern

In August 2014, the FASB issued “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). Historically, there has been no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern. This update provides the guidance to clarify when and how management should be assessing their ability to continue as a going concern. ASU 2014-15 is effective for fiscal years ending after December 15, 2016. Early adoption of this standard is permitted. We have early adopted this standard for the fiscal year ending November 30, 2015. The adoption of ASU 2014-15 does not have an impact on the frequency with which we conduct going concern assessments and does not result in significant changes to our disclosure of going concern as we previously complied with appropriate guidance issued by the U.S. Securities and Exchange Commission and guidance under U.S. auditing standards.

8

3	Plant and equipment

		in thousands of dollars
			February 28, 2015
		Accumulated
	Cost	amortization	Net
	$	$	$
British Columbia, Canada
Furniture and equipment	46	(17)	29
Leasehold improvements	32	(15)	17
Computer hardware and software	98	(52)	46
Alaska, USA
Machinery, equipment and camp	2,833	(2,692)	141
Vehicles	275	(236)	39
Computer hardware and software	31	(31)	-
	3,315	(3,043)	272

		in thousands of dollars
			November 30, 2014
		Accumulated
	Cost	amortization	Net
	$	$	$
British Columbia, Canada
Furniture and equipment	46	(15)	31
Leasehold improvements	32	(13)	19
Computer hardware and software	98	(44)	54
Alaska, USA
Machinery, equipment and camp	2,833	(2,579)	254
Vehicles	275	(218)	57
Computer hardware and software	31	(31)	-
	3,315	(2,900)	415

4	Mineral properties and development costs

		in thousands of dollars
	November 30, 2014	Acquisition costs	February 28, 2015
Alaska, USA	$	$	$
Ambler (a)	26,586	-	26,586
Bornite (b)	4,000	-	4,000
	30,586	-	30,586

		in thousands of dollars
	November 30, 2013	Acquisition costs	November 30, 2014
Alaska, USA	$	$	$
Ambler (a)	26,586	-	26,586
Bornite (b)	4,000	-	4,000
	30,586	-	30,586

(a)	Ambler

On January 11, 2010, NovaGold, through a wholly-owned subsidiary, purchased 100% of the Ambler lands in Northwest Alaska, which contains the copper-zinc-lead-gold-silver Arctic Project and other mineralized targets within the volcanogenic massive sulfide belt. As consideration, NovaGold, issued 931,098 shares with a fair value of $5.0 million and agreed to make two cash payments to the vendor of $12.0 million each in January 2011 and January 2012, for total consideration of $29.0 million. The fair value of these future cash payments were $21.4 million valued at the transaction date using a discount rate of approximately 8%. The January 2011 payment was made on January 7, 2011 and the January 2012 payment was made in advance on August 5, 2011. Total fair value of the consideration was $26.5 million, including transaction costs associated with the acquisition of $0.1 million. The vendor retained a 1% net smelter return royalty that the can be purchased at any time for a one-time payment of $10.0 million.

9

Prior to the acquisition in 2010, NovaGold held an option to earn a 51% interest in the property which was terminated upon entering into the purchase and sale agreement.

As discussed in note 1, the property was acquired on October 17, 2011 by NovaCopper US through a purchase and sale agreement with AGC.

(b)	Bornite

On October 19, 2011, NovaCopper US acquired the exclusive right to explore and the non-exclusive right to access and enter on the Bornite lands and lands deeded to NANA through the ANCSA, located adjacent to the Ambler lands in Northwest Alaska. As consideration, NovaCopper US paid $4.0 million to acquire the right to explore and develop the combined Upper Kobuk Mineral Projects through an Exploration Agreement and Option to Lease with NANA. NANA also has the right to appoint a member to NovaCopper’s board of directors within a five year period following our public listing on a stock exchange. Upon a decision to proceed with construction of a mine on the lands, NANA maintains the right to purchase between a 16%-25% ownership interest in the mine or retain a 15% net proceeds royalty which is payable after NovaCopper has recovered certain historical costs, capital and cost of capital. Should NANA elect to purchase an ownership interest, consideration will be payable equal to all historical costs incurred on the properties at the elected percentage purchased less $40.0 million, not to be less than zero. The parties would form a joint venture and be responsible for all future costs, including capital costs of the mine based on their pro-rata share.

NANA would also be granted a net smelter return royalty of between 1% and 2.5% upon the execution of a mining lease or a surface use agreement, the percent which is determined by the classification of land from which production originates.

(c)	Mineral properties expense

The following table summarizes mineral properties expense for the three months ended February 28, 2015 and 2014.

	in thousands of dollars
	Three months ended	Three months ended
	February 28, 2015	February 28, 2014
	$	$
Community	28	11
Engineering	4	75
Environmental	-	15
Land and permitting	96	93
Project support	49	71
Wages and benefits	150	315
Mineral property expense	327	580

Mineral property expenses consist of direct drilling, personnel, community, resource reporting and other exploration expenses as outlined above, as well as indirect project support expenses such as fixed wing charters, helicopter support, fuel, and other camp operation costs. Cumulative mineral properties expense from the initial earn-in agreement on the property in 2004 to February 28, 2015 is $54.1 million.

5	Accounts payable and accrued liabilities

	in thousands of dollars
	February 28, 2015	November 30, 2014
	$	$
Trade accounts payable	49	36
Accrued liabilities	275	410
Accrued salaries and vacation	403	533
Accounts payable and accrued liabilities	727	979

10

At February 28, 2015, accrued salaries and vacation included $351,500 of accrued and unpaid bonuses relating to services provided by officers during the year ended November 30, 2013 which is payable at the time certain conditions are met.

6	Share capital

Authorized:
     unlimited common shares, no par value

	in thousands of dollars, except share amounts
	Number of shares	Ascribed value
		$
November 30, 2013	53,066,656	104,895
Exercise of NovaGold Arrangement options	46,929	631
NovaGold Performance Share Units	14,166	28
Private placement	6,521,740	5,068
Restricted Share Units	492,501	929
Deferred Share Units	154,373	282
November 30, 2014	60,296,365	111,833
Restricted Share Units	337,336	636
February 28, 2015, issued and outstanding	60,633,701	112,469

On April 30, 2012 (the “Effective Date”), under the Plan of Arrangement, NovaGold distributed its interest in NovaCopper to the shareholders of NovaGold on the basis that each shareholder received one share in NovaCopper for every six shares of NovaGold held on the record date. NovaCopper committed to issue up to 6,181,352 common shares to satisfy holders of NovaGold warrants (“NovaGold Warrants”), performance share units (“NovaGold PSUs”) and deferred share units (“NovaGold DSUs”) on record as of the close of business April 27, 2012 on the same basis as NovaGold shareholders under the Plan of Arrangement. When a warrant is exercised or a unit becomes vested, NovaCopper has committed to deliver one common share to the holder for every six shares of NovaGold the holder is entitled to receive, rounded down to the nearest whole number. An amount of $12.2 million was recorded in contributed surplus representing a pro-rated amount of the historical NovaGold investment based on the fully diluted number of common shares at the Effective Date.

As of February 28, 2015, 20,685 NovaGold DSUs remain outstanding, which will settle upon the retirement of each respective NovaGold director.

(a) Stock options

During the period ended February 28, 2015, 1,620,000 options (February 28, 2014 – nil options) at a weighted-average exercise price of CAD$0.62 were granted to employees, consultants and directors exercisable for a period of five years with various vesting terms between nil and two years. The weighted-average fair value attributable to options granted in the period was $0.21.

For the period ended February 28, 2015, NovaCopper recognized a stock-based compensation charge of $0.28 million (February 28, 2014 – $0.09 million) for options granted to directors, employees and services providers, net of forfeitures.

The fair value of the stock options recognized in the period has been estimated using an option pricing model.

Assumptions used in the pricing model for the period are as provided below.

11

February 28, 2015
Risk-free interest rates	1.12%
Exercise price	CAD$0.62
Expected life	3.0 years
Expected forfeiture rate	3.1%
Expected volatility	59.1%
Expected dividends	Nil

The Black-Scholes model requires the input of highly subjective assumptions.

As of February 28, 2015, there were 1,378,342 non-vested options outstanding with a weighted average exercise price of $0.75; the non-vested stock option expense not yet recognized was $0.3 million, and this expense is expected to be recognized over the next two years.

A summary of the Company’s stock option plan and changes during the period ended is as follows:

	February 28, 2015
		Weighted average
		exercise price
	Number of options	$
Balance – beginning of period	1,741,666	1.11
Granted	1,620,000	0.50
Forfeited	(66,666)	1.41
Balance – end of period	3,295,000	0.75

The following table summarizes information about the stock options outstanding at February 28, 2015.

Outstanding				Exercisable		Unvested
			Weighted		Weighted
	Number of	Weighted	average	Number of	average	Number of
	outstanding	average years	exercise price	exercisable	exercise price	unvested
Range of price	options	to expiry	$	options	$	options
$ 0.50 to $ 0.99	3,240,000	4.64	0.74	1,879,992	0.74	1,360,008
$ 1.00 to $ 1.58	55,000	3.17	1.58	36,666	1.58	18,334
	3,295,000	4.62	0.75	1,916,658	0.75	1,378,342

The aggregate intrinsic value of vested share options (the market value less the exercise price) at February 28, 2015 was $nil (February 28, 2014 - $0.01 million).

(b) NovaGold Arrangement Options

Under the Plan of Arrangement, holders of NovaGold stock options received one option in NovaCopper for every six options held in NovaGold (“NovaGold Arrangement Options”). The exercise price of the options in NovaCopper was determined based on the relative fair values of NovaCopper and NovaGold based on the volume weighted-average trading prices on the Toronto Stock Exchange for the five trading days commencing on the sixth trading day following the Effective Date. All other terms of the options remained the same. A total of 2,189,040 options to acquire NovaCopper shares were granted under the Plan of Arrangement on April 30, 2012. No stock options granted by NovaGold after the Effective Date are subject to the Plan of Arrangement. The fair value of the NovaGold Arrangement Options was estimated using an option pricing model at a weighted average fair value of $1.74 in 2012.

For the period ended February 28, 2015, NovaCopper recognized a stock-based compensation charge of $nil (February 28, 2014 - $0.09 million) for NovaGold Arrangement Options, net of forfeitures.

12

A summary of the NovaGold Arrangement Options and changes during the period ended is as follows:

	February 28, 2015
		Weighted average
		exercise price
	Number of options	$
Balance – beginning of period	721,415	5.06
Forfeited	(4,356)	4.71
Expired	(170,288)	3.14
Balance – end of period	546,771	5.07

The following table summarizes information about the NovaGold Arrangement Options outstanding February 28, 2015.

Outstanding				Exercisable		Unvested
			Weighted		Weighted
	Number of	Weighted	average	Number of	average	Number of
	outstanding	average years	exercise price	exercisable	exercise price	unvested
Range of price	options	to expiry	$	options	$	options
$ 2.88 to $ 3.99	66,664	1.65	3.06	61,108	3.03	5,556
$ 4.00 to $ 5.99	353,404	1.58	5.01	353,404	5.01	-
$ 6.00 to $ 7.99	126,703	0.95	6.31	126,703	6.31	-
	546,771	1.44	5.07	541,215	5.09	5,556

The aggregate intrinsic value of vested NovaGold Arrangement Options (the market value less the exercise price) at February 28, 2015 was $nil (February 28, 2014 - $nil).

As of February 28, 2015, there were 5,556 non-vested NovaGold Arrangement Options outstanding with a weighted average exercise price of CAD$3.36; the remaining non-vested stock options vested in March 2015 and all expense has been recognized.

(c) Restricted Share Units and Deferred Share Units

All non-executive directors have elected to receive 50% of their annual retainer in DSUs for the 2015 fiscal year.

A summary of the Company’s unit plans and changes during the year ended is as follows:

	Number of RSUs	Number of DSUs
Balance – beginning of period	337,336	838,350
Granted	-	36,849
Vested/paid	(337,336)	-
Balance – end of period	-	875,199

For the three months ended February 28, 2015, NovaCopper recognized a stock-based compensation charge of $3,000 (February 28, 2014 - $0.1 million), net of forfeitures.

7	Financial instruments

The Company is exposed to a variety of risks arising from financial instruments. These risks and management’s objectives, policies and procedures for managing these risks are disclosed as follows.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, deposits, and accounts payable and accrued liabilities. The fair value of accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of their maturity. All of the Company’s financial instruments are initially measured at fair value and then held at amortized cost.

13

Financial risk management

The Company’s activities expose them to certain financial risks, including currency risk, credit risk, liquidity risk, interest risk and price risk.

(a)	Currency risk

Currency risk is the risk of a fluctuation in financial asset and liability settlement amounts due to a change in foreign exchange rates. The Company operates in the United States and Canada with some expenses incurred in Canadian dollars. The Company’s exposure is limited to cash of CAD$71,000, accounts receivable of CAD$20,000 and accounts payable of CAD$156,000. Based on a 10% change in the US-Canadian exchange rate, assuming all other variables remain constant, the Company’s net loss would change by approximately $5,000.

(b)	Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company holds cash and cash equivalents with Canadian Chartered financial institutions which are comprised of cash and money market accounts. The Company’s accounts receivable consist of GST receivable from the Federal Government of Canada and receivables due for services provided to other parties. The Company’s exposure to credit risk is equal to the balance of cash and cash equivalents and accounts receivable as recorded in the financial statements.

(c)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulties raising funds to meet its financial obligations as they fall due. The Company is in the exploration stage and does not have cash inflows from operations; therefore, the Company manages liquidity risk through the management of its capital structure and financial leverage as outlined in notes 1 and 7 to the consolidated financial statements.

Contractually obligated cash flow requirements as at February 28, 2015 are as follows.

				in thousands of dollars
	Total	< 1 Year	1–2 Years	2–5 Years	Thereafter
	$	$	$	$	$
Accounts payable and accrued liabilities	727	727	-	-	-
Office lease (note 8)	355	119	236	-	-
	1,082	846	236	-	-

(d)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company holds excess cash balances in money market funds which limits the risk of loss due to interest rate changes to $nil.

14

8	Commitment

On January 25, 2013, the Company entered into a commitment to lease office space effective May 1, 2013 for a On January 25, 2013, the Company entered into a commitment to lease office space effective May 1, 2013 for a period of four years. The future minimum lease payments as at the period ended are approximately as follows.

in thousands of dollars
February 28, 2015
$
2015	119
2016	165
2017	71
Total	355

15

APPENDIX R
MANAGEMENT’S DISCUSSION AND ANALYSIS OF NOVACOPPER
FOR THE YEAR ENDED NOVEMBER 30, 2014

See attached.

R-1

NovaCopper Inc.
(An Exploration-Stage Company)

Management’s Discussion & Analysis
For the Fourth Quarter and Year Ended November 30, 2014
(expressed in US dollars)

Management’s Discussion and Analysis	1
General	1
Description of business	1
Property review	1
Corporate developments	2
Project activities	3
Outlook	4
Summary of results	4
Fourth quarter results	5
Selected financial data	5
Liquidity and capital resources	6
Contractual obligations	7
Off-balance sheet arrangements	7
Outstanding share data	7
Financial instruments	8
New accounting pronouncements	8
Critical accounting estimates	9
Disclosure controls and procedures	10
Internal control over financial reporting	10
Risk factors	10
Additional information	11
Cautionary notes	11
11

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

General

This Management’s Discussion and Analysis (“MD&A”) of NovaCopper Inc. (“NovaCopper” or “the Company”) is dated February 5, 2015 and provides an analysis of our audited financial results for the year ended November 30, 2014 compared to the year ended November 30, 2013.

The following information should be read in conjunction with our November 30, 2014 audited consolidated financial statements and related notes which were prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). A summary of the U.S. GAAP accounting policies are outlined in note 2 of the audited consolidated financial statements. All amounts are in United States dollars unless otherwise stated.

Scott Petsel, P.Geo., an employee and the Upper Kobuk Mineral Projects Manager, is a Qualified Person under National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”), and has approved the scientific and technical information in this MD&A.

NovaCopper’s shares are listed on the Toronto Stock Exchange (“TSX”) and the NYSE-MKT under the symbol “NCQ”. Additional information related to NovaCopper, including our annual report on Form 10-K, is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Description of business

We are a base metals exploration company focused on exploring and developing the Ambler mining district located in Alaska, U.S.A. We conduct our operations through a wholly-owned subsidiary, NovaCopper US Inc. (“NovaCopper US”). Our Upper Kobuk Mineral Projects, or UKMP Projects, consist of: i) the 100% owned Ambler lands which host the Arctic copper-zinc-lead-gold-silver Project; and ii) the Bornite lands being explored under a collaborative long-term agreement with NANA Regional Corporation, Inc. (“NANA”), a regional Alaska Native Corporation, which host the Bornite carbonate-hosted copper Project.

We were formed in 2011 by NovaGold Resources Inc. (“NovaGold”) to hold the UKMP Projects, and were spun-out to shareholders of NovaGold through a Plan of Arrangement effective April 30, 2012. NovaGold shareholders received one NovaCopper common share for every six common shares of NovaGold held on the effective date of the Plan of Arrangement.

Property review

Our principal assets, the UKMP Projects, are located in the Ambler mining district in Northwest Alaska. Our UKMP Projects comprise approximately 352,943 acres (142,831 hectares) consisting of the Ambler and Bornite lands.

Arctic Project

The Ambler lands, which host a number of deposits, including the high-grade copper-zinc-lead-gold-silver Arctic Project, and other mineralized targets within a 100 kilometer long volcanogenic massive sulfide (“VMS”) belt, are owned by NovaCopper US. The Ambler lands are located in Northwestern Alaska and consist of 112,058 acres (45,348 hectares) of Federal patented mining claims and State of Alaska mining claims, within which VMS mineralization has been found.

On January 11, 2010, NovaGold purchased 100% of the Ambler lands. As consideration, NovaGold issued 931,098 common shares with a fair value of $5.0 million and agreed to make two cash payments to the vendor of $12.0 million each in January 2011 and January 2012 for total consideration of $29.0 million. The January 2011 payment was made by NovaGold on January 7, 2011 and the January 2012 payment was made in advance by NovaGold on August 5, 2011. Total fair value of the consideration was $26.5 million, including transaction costs associated with the acquisition of $0.1 million. The vendor retained a 1% net smelter return royalty that the owner of the property can purchase at any time for a one-time payment of $10.0 million.

We have recorded the Ambler lands as a mineral property with acquisition costs capitalized and exploration costs expensed in accordance with our accounting policies. As a result of the spin-out of NovaCopper from NovaGold, the interim consolidated financial statements have been presented under the continuity of interest basis of accounting whereby the amounts are based on the amounts originally recorded by NovaGold as if we had held the property from inception.

NovaCopper Inc. Year End 2014	1

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Bornite Project

On October 19, 2011, NovaCopper US and NANA signed a collaborative agreement to explore and develop the Ambler mining district. Under the Exploration Agreement and Option to Lease (the “NANA Agreement”), NovaCopper US acquired the exclusive right to explore the Bornite property and lands deeded to NANA through the Alaska Native Claims Settlement Act (“ANCSA”), located adjacent to the Arctic Project, and the non-exclusive right to access and entry onto NANA’s lands. The agreement establishes a framework for any future development of either the Bornite Project or the Arctic Project. Both projects are included as part of a larger area of interest set forth in the NANA Agreement.

As consideration, NovaCopper paid $4.0 million to NANA upon signing the NANA agreement and gave NANA the right to appoint a member to NovaCopper’s board of directors within a five year period following our public listing on a stock exchange. NANA has not exercised their right to appoint a board member at this time. Upon the decision to proceed with development of a mine within the area of interest, NANA has a 120 day one time right to purchase an ownership interest in the mine equal to between 16%-25% or retain a 15% net proceeds royalty which is payable after NovaCopper has recovered certain historical costs, capital and cost of capital. Should NANA elect to purchase an ownership interest in the mine, consideration will be payable based on the elected percentage purchased and the costs incurred on the properties less $40.0 million, not to be less than zero. The parties would form a joint venture and be responsible for all future costs incurred in connection with the mine, including capital costs of the mine, based on each party’s pro-rata share. The completion of the agreement with NANA creates a total land package which incorporates our Ambler lands with the adjacent Bornite and ANCSA lands for a total of approximately 352,900 acres (142,831 hectares).

NANA would also be granted a net smelter return royalty between 1% and 2.5% upon the execution of a mining lease or a surface use agreement, the amount of which is determined by the particular area of land from which production originates.

We have accounted for the Bornite property as a mineral property with acquisition costs capitalized and exploration costs expensed.

Corporate developments

Financing

On July 7, 2014, we completed a non-brokered private placement with our three largest shareholders for $7.5 million in Units. Each Unit was priced at $1.15 per Unit and consisted of one common share and one common share purchase warrant. Each common share purchase warrant entitles the holder to purchase one common share at a price of $1.60 per share for a period of five years from the closing date. Net proceeds from the private placement were approximately $7.2 million. The gross proceeds raised were allocated for the 12 months following closing to fund a minimum of $2.7 million on program expenditures, $4.0 million on general and administrative expenses including costs associated with the offering, and $0.8 million on one-time expenses incurred in reducing annual general and administrative expenses. We are currently on track to meet our budgeted expenditures.

Long-term incentives

On September 9, 2014, the Board of Directors approved a grant of 1,620,000 stock options to employees and directors.

Share issuances

Under the Plan of Arrangement, we committed to issue common shares to satisfy holders of NovaGold performance share units (“PSUs”) and deferred shares units on record as of the close of business on April 27, 2012. When a share unit vests, we committed to deliver one common share to such holder for every six shares of NovaGold the holder is entitled to receive, pursuant to the warrant and share unit terms, rounded down to the nearest whole number. During the year ended November 30, 2014, we issued 14,166 PSUs. As of November 30, 2014, no NovaGold PSUs remain outstanding and 20,685 NovaGold DSUs remain outstanding, which will settle upon the NovaGold directors’ retirement.

Project activities

NovaCopper Inc. Year End 2014	2

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

On March 18, 2014, we announced the release of an updated NI 43-101 compliant resource estimate for the Bornite deposit and on April 1, 2014, we filed a NI 43-101 compliant technical report titled “NI 43-101 Technical Report on the Bornite Project, Northwest Alaska, USA” dated effective March 18, 2014. This updated Bornite Project resource estimation included the results of drilling completed and the re-logging and re-assaying program undertaken during the 2013 field season. At a base case 0.50% copper cutoff grade, the Bornite Project is estimated to contain in-pit indicated resources of 14.1 million tonnes at an average grade of 1.08% copper or 334 million lbs of contained copper and in-pit inferred resources of 109.6 million tonnes at an average grade of 0.94% copper or 2.3 billion lbs of contained copper. Resources are stated as contained within a pit shell developed using a metal price of $3.00/lb copper, mining costs of $2.00/tonne, milling costs of $11/tonne, general and administrative cost of $5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees. In addition to the in-pit resources, at a base case 1.50% copper cutoff grade, the Bornite Project contains below-pit inferred resources of 55.6 million tonnes at an average grade of 2.81% copper or 3.4 billion lbs of contained copper that may be amenable to underground extraction methods. Resources are stated as potentially being economically viable in an underground mining scenario based on a projected metal price of $3.00 per pound copper, underground mining costs of $50.00 per tonne, milling costs of $11.00 per tonne, general and administrative of $5.00 per tonne, and an average metallurgical recovery of 87%. See “Cautionary Note to United States Investors.”

During 2014, we focused efforts on supporting the Alaska Industrial Development Export Authority ("AIDEA”) with their activities towards advancing the Ambler Mining District Industrial Access Road ("AMDIAR”) which is anticipated to provide access to UKMP Projects. AIDEA continued to collect community input at meetings held through the winter of 2013/2014 in various local villages. In late April 2014, AIDEA’s board of directors approved a resolution authorizing AIDEA to proceed with an application for the Ambler road to the federal agencies that have jurisdiction over the AMDIAR project and to engage a firm to prepare the environmental impact statement for the project under the direction of the federal agencies. Environmental baseline studies were conducted by DOWL during the summer field season in preparation for the submission of the environmental impact statement. The United States Army Corps of Engineers (“USACE”) has selected HDR, Inc. as the third party environmental engineer to manage the environmental impact statement process on behalf of the USACE.

The permitting document is substantially complete. In light of the recent drop in oil prices, the Government of Alaska is reviewing all capital projects. We expect the permitting process will continue and expect to be able to provide an update later in the first calendar quarter of 2015.

In early September 2014, we completed our 2014 re-logging program of approximately 13,000 meters in 37 historical drill holes at Bornite. Targeted historical holes were located within the near-surface Ruby Creek zone of the Bornite deposit. This effort was a continuation of 2013’s program of re-sampling which targeted 33 drill holes comprising 11,067 meters of core originally drilled and only selectively sampled by Kennecott between 1957 and 1975. The 2013 re-sampling program resulted in a significant increase in the amount of copper-bearing mineralization at Bornite.

The objectives of the 2014 re-logging/re-sampling program were threefold: 1) to identify additional low-grade (<1% copper) near-surface mineralized material which had not been previously sampled; 2) to confirm and conduct a Quality Assurance/Quality Control program on the historical sample results; and 3) to acquire a full geochemical data suite for the Ruby Creek zone which can be utilized in future geological modeling. The re-logging and re-sampling program has confirmed previously known higher-grade copper intervals (>1% copper) and extended the known near-surface lower-grade copper halo. Of the 37 selectively sampled historic drill holes, 5 holes had new intervals of copper grading more than 0.5% copper, and 21 holes contained newly sampled mineralization grading more than 0.2% copper. It is anticipated that these results will add lower-grade mineralization to the Company's mineral inventory as well as reduce the strip ratio in a potential open pit by converting zero grade material to low-grade material. A formal resource update will not be undertaken at this time but the information gathered from our 2014 work program will be incorporated into future studies.

We also continued to maintain our weather station and stream gauges in the region to continue our environmental baseline data collection.

In Fiscal 2014, we expended $2.5 million on the UKMPs consisting of $1.2 million in wages and benefits, $0.4 million in project support expenses, $0.4 million in land maintenance and permit expenses, and $0.2 million in geochemistry expenses.

NovaCopper Inc. Year End 2014	3

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Outlook

We plan to advance the Arctic deposit to feasibility over a two to three year period for a total investment of approximately $20 million. We plan to invest approximately $8 to $10 million during the 2015 field season mainly for drilling the Arctic in-pit resource from inferred to measured and indicated confidence levels to support the classification of resources and collect Arctic in-pit geotechnical and metallurgical data. Funds will also be utilized for environmental and engineering studies to gather information in preparation for a feasibility study. We will also complete sufficient work to demonstrate the viability of a mining operation at Bornite, specifically with evaluating potential synergies between the two sites and potentially lengthening the mine life of the UKMP Projects and the Ambler mining district.

During 2015, we will also continue to focus efforts on supporting AIDEA in initiating the environmental impact statement process in permitting the AMDIAR which is anticipated to provide access to UKMP Projects. With our emphasis on local hiring, we continue to work closely with NANA on community relations and workforce development strategies.

We do not currently generate operating cash flows.  At November 30, 2014, we had cash and cash equivalents of $5.1 million and working capital of $4.8 million. At January 31, 2015, we had approximately $4.2 million of cash and cash equivalents. We will need to raise additional funds to continue operations and to support further exploration and development of our projects and administration expenses.  Based on the plan described above, we are likely to require financing within the next twelve months. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that we will be successful in obtaining additional financing, that sufficient funds will be available to us, or be available on favourable terms.

Summary of results

in thousands of dollars,
except for per share amounts
Selected expenses	Year ended	Year ended	Year ended
	November 30,	November 30,	November 30,
	2014	2013	2012
	$	$	$
Amortization	750	1,033	769
General and administrative	1,484	1,915	2,276
Mineral properties expense	2,512	8,894	15,327
Professional fees	952	947	646
Salaries	3,012	3,173	2,410
Salaries – stock-based compensation	887	8,225	9,411
Loss and comprehensive loss for the year	9,648	24,394	31,018
Basic and diluted loss per common share	$ 0.17	$ 0.47	$ 0.67

For the year ended November 30, 2014, we reported a net loss of $9.6 million (or $0.17 basic and diluted loss per common share) compared to a net loss of $24.4 million for the corresponding period in 2013 (or $0.47 basic and diluted loss per common share) and a net loss of $31.0 million for the corresponding period in 2012 (or $0.67 basic and diluted loss per common share). This variance was primarily due to a decrease in mineral property expenses, stock-based compensation, and general and administration expenses for 2014 and 2013. This variance was primarily due to the type of exploration program undertaken during the 2014 field season. The significant reduction in mineral property expenses is related to the differing magnitude of the field programs at our UKMP Projects in 2014, 2013 and 2012. In 2014, we completed a re-sampling and re-assaying program of approximately 13,000 meters of historical drill core. In 2013, we completed an exploration drilling campaign at Bornite of 8,142 meters and a re-sampling and re-assaying program comprising 11,067 meters of historical drill core, and in 2012, we completed an exploration drilling program mainly at Bornite of 17,209 meters. Mineral property expenses consist of direct drilling, personnel, community, resource reporting and other exploration expenses, as well as indirect project support expenses such as fixed wing charters, helicopter support, fuel, and other camp operation costs.

The other significant reduction in expenses is from a charge of $0.9 million in stock-based compensation in 2014 compared to $8.2 million in 2013, and $9.4 million in 2012. The expense recognized for current year included $0.5 million in expense relating to stock options and $0.4 million in expense relating to previously granted restricted share units (“RSUs”) and deferred share units (“DSUs”). The expense recognized for 2013 of $8.2 million included $4.8 million in expense relating to previously granted stock options and $3.4 million in expense relating to the RSU and DSU grants in December 2012. On November 22, 2013, we cancelled 5,710,000 stock options at an exercise price of CAD$3.11 which were originally granted in 2012. Remaining expense relating to unvested options at the time of cancellation of $0.8 million was accelerated and recognized in the year. In 2012, we became a publicly listed entity, and as a result, recorded stock-based compensation expense for the first time. Total expense recognized for the year ended November 30, 2012 was $9.4 million.

NovaCopper Inc. Year End 2014	4

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

General and administrative expenses for the year ended November 30, 2014 were $1.5 million, a reduction of $0.5 million from the $1.9 million incurred for the year ended November 30, 2013, and a further reduction of $0.4 million from the $2.3 million incurred for the year ended November 30, 2012. Expenses in 2012 were high due to the spin-out and costs incurred in connection with becoming a separate public company from NovaGold. Expenses in 2013 and 2014 represent a reduction in general and administrative expenses due to our efforts with cost reductions. The comparable basic and diluted loss per common share for 2014 is lower than 2013 and 2012 mainly as a result of the decreased loss and comprehensive loss for the year, as well as additional shares issued during 2014 as a result of the private placement completed in July 2014. Expenses to April 30, 2012, the date of completion of the spin-out, were funded by NovaGold and its affiliates.

Other important variances for the twelve-month period ended November 30, 2014 compared to the same period in 2013 and 2012 are as follows: (a) $0.8 million in amortization compared to $1.0 million in 2013 and $0.8 million in 2012 due to timing of capital purchases in the prior fiscal year; (b) $0.9 million in professional fees in 2014 and 2013 compared to $0.7 million in 2012 primarily as additional expenses were incurred in financing and prospectus-related filings in Canada and the United States in 2014 and 2013 respectively; (c) $3.0 million on salaries in 2014, $3.2 million on salaries in 2013, and a similar amount of $2.4 million incurred in 2012, which reflects comparable staff costs overall on an annualized basis because we did not have full time staff until May 2012. In 2014, we incurred $1.5 million in severance expenses in August and September 2014 due to a one-time reduction in staff which was offset by a recovery of $0.3 million due to a reversal of accrued bonuses to employees no longer eligible to receive payment. In addition, as a result of the reductions, salaries of $0.4 million for the fourth quarter of 2014 were lower than the previous quarters of 2014.

Fourth quarter results

During the fourth quarter of 2014, we incurred a net loss of $2.0 million compared to $4.9 million for the comparable period in 2013. The decrease in net loss in 2014 compared to 2013 was a result of reduced activities in the fall of 2014 due to a re-logging and re-assaying program conducted in the 2014 field season compared with a drilling program in 2013 which ended in mid-August. We incurred $0.6 million of mineral property expenses in the fourth quarter of 2014 compared to $1.0 million in the fourth quarter of 2013. The decrease in net loss was also due to reduced salary and general and administrative expenses in the fourth quarter of 2014 as we reduced staffing in August 2014 by approximately half. We incurred salary expenses of $0.4 million in the fourth quarter of 2014 compared to $1.4 million in the fourth quarter of 2013. The fourth quarter of 2013 included a recording of $0.8 million in 2013 bonuses for which there is no comparable expense in 2014. General and administrative expenses were reduced from $0.5 million in the fourth quarter of 2013 to $0.3 million in the fourth quarter of 2014. The other item which reflects the decrease in net loss resulted from stock-based compensation of $1.4 million in the fourth quarter of 2013 compared to $0.6 million in 2014 resulting from the cancellation of options and acceleration of expense in late 2013 and the timing of expense due to vesting of stock options and units.

Selected financial data

Annual information

The following annual information is prepared in accordance with U.S. GAAP.

	in thousands of dollars
	Year ended	Year ended	Year ended
	November 30,	November 30,	November 30,
	2014	2013	2012
	$	$	$
Interest income	2	40	45
Expenses	9,650	24,434	31,056
Loss and comprehensive loss for the year	9,648	24,394	31,018
Total assets	36,826	38,899	55,696
Total liabilities	979	1,742	1,973

NovaCopper Inc. Year End 2014	5

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Quarterly information

The following unaudited quarterly information is prepared in accordance with U.S. GAAP.

	in thousands of dollars. except per share amounts
	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
	11/30/14	08/31/14	05/31/14	02/28/14	11/30/13	08/31/13	05/31/13	02/29/13
	$	$	$	$	$	$	$	$
Interest and other income	-	1	-	1	4	13	9	14
Mineral property expenses	596	847	489	580	1,134	4,727	2,231	802
Loss for the period	(2,029)	(2,911)	(2,093)	(2,616)	(4,931)	(6,890)	(5,947)	(6,626)
Loss per common share – basic and diluted	(0.03)	(0.05)	(0.04)	(0.05)	(0.09)	(0.13)	(0.11)	(0.13)

Factors that can cause fluctuations in our quarterly results include the length of the exploration field season at the properties, the type of program conducted, timing of property acquisition payments, stock option vesting, and issuance of shares. Other factors that have caused fluctuations in the quarterly results that would not be expected to re-occur include our incorporation and completion of the spin-out. Prior to April 2011, we had no shares outstanding as the Company was not yet incorporated. As a result of the spin-out, the loss per common share has been restated as if the distribution of common shares would have occurred at inception.

During the first quarter of 2013, we incurred expenses of $4.1 million in stock-based compensation expense due to the vesting of previously granted stock options and the granting of RSUs and DSUs. We also recognized mineral property expenses of $0.8 million related to preparation activities for the 2013 field season and ongoing engineering studies. During the second quarter of 2013, we incurred mineral property expenses of $2.2 million consisting of the start-up of the field season in May and continuation of engineering studies. We also incurred expenses of $2.0 million in stock-based compensation due to the expense being recorded evenly over the vesting period of previously granted stock options and RSUs. During the third quarter of 2013, mineral property expenses of $4.7 million were recorded as the majority of the exploration program was conducted during the quarter. During the fourth quarter of 2013, stock-based compensation of $1.4 million was recorded due to an acceleration of expense as a result of the cancelling of 5,710,000 stock options during the period. All expense for unvested options was accelerated and included in the current period. During the first quarter of 2014, we incurred $0.1 million of stock-based compensation expense due to the prior acceleration of expense in the fourth quarter of 2013. As a result, our loss for the first quarter ended February 28, 2014 is significantly reduced. During the second quarter of 2014, we incurred $0.5 million in mineral property expenses as our field season start-up in 2014 occurred in July, later than in previous years. As a result, no field season activity costs were incurred in Q2 2014 resulting in a significantly reduced loss of $2.1 million for the second quarter of 2014 compared to previous second quarter losses. During the third quarter of 2014, we incurred mineral property expenses of $0.8 million due to a reduced field season program resulting in a significantly reduced loss of $2.9 million compared to previous third quarter losses. We incurred a one-time severance cost of $1.5 million relating to staff reductions. During the fourth quarter of 2014, we incurred $0.6 million of mineral property expenses mainly related to assaying costs incurred for the 2014 field program. Our net loss for the fourth quarter of 2014 of $2.0 million is reduced from the fourth quarter net loss of 2013 of $4.9 million mainly due to lower salaries and general and administrative expenses and a high stock-based compensation charge in 2013.

Our properties are not yet in production; consequently, we believe that our loss (and consequent loss per common share) is not a primary concern to investors in the Company.

Liquidity and capital resources

At November 30, 2014, we had $5.1 million in cash and cash equivalents. We expended $8.6 million on operating activities compared with $15.2 million for operating activities for the same period in 2013, and expenditures of $19.9 million for operating activities for the same period in 2012. A majority of cash spent on operating activities during all periods was expended on mineral property expenses, salaries and general and administrative expenses, which also accounts for the corresponding decrease. As the exploration field season in the Ambler district is between May and early October of each year, a significant portion of the mineral property expenses and operating activities are incurred during this time frame. The decrease is also somewhat offset by an adjustment for non-cash working capital in 2012 as accounts payable and accrued liabilities were higher at $2.0 million at November 30, 2012 compared to $1.7 million at November 30, 2013 and $0.9 million at November 30, 2014. This difference relates mainly to earlier settlement of mineral property expenses in the year and reduced spending in 2013 and 2014 compared to 2012.

NovaCopper Inc. Year End 2014	6

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

During the year ended November 30, 2014, we generated $7.2 million from financing activities compared to expenditures of $0.3 million on financing activities in the year ended November 30, 2013 and $43.8 million from financing activities generated in the same period in 2012. The generation of cash in 2014 was raised from the completion of a private placement of $7.2 million in July 2014. Cash was expended in 2013 to settle vested RSUs which were not able to be settled in shares due to an insider participation limit in our RSU Plan. Cash of $40.0 million was received from NovaGold in April 2012 with the completion of the Plan of Arrangement. Additional funding of $3.8 million was received to fund operating expenses incurred up to April 30, 2012 and $15.1 million in operating expense funding provided in the year ended November 30, 2011. No funding was received from NovaGold subsequent to April 30, 2012. In 2011, the remaining $24.0 million in funding received from NovaGold repaid the $24.0 million note payable on the purchase of the Ambler lands.

During the year ended November 30, 2014, we expended $0.02 million on investing activities compared with $0.2 million in 2013 and $1.6 million in 2012. In 2012, our focus was on acquiring additional equipment to maintain and improve road access and expand sleeping capacity of our camp. In 2013, we purchased vehicles and equipment to replace existing aged vehicles and expand mobile capacity. In 2014, our expenditures were minimal and limited to necessary replacements.

At November 30, 2014, we had $5.1 million in cash and cash equivalents and working capital of $4.8 million. Substantial doubt exists as to our ability to continue as a going concern as our operating activities are dependent on our ability to obtain additional financing. We will need to raise additional funds to continue operations and to support further exploration and development of its projects and administration expenses. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that we will be successful in obtaining additional financing, that sufficient funds will be available to us, or be available on favourable terms. Factors that could affect the availability of financing include fluctuations in our share price, the state of international debt and equity markets, investor perceptions and expectations, global financial and metals markets, and progress on our exploration properties.

Contractual obligations

Contractual obligated undiscounted cash flow requirements as at November 30, 2014 are as follows.

	in thousands of dollars,
	unless otherwise specified
	Total	< 1 Year	1–3 Years	3–5 Years	> 5 Years
	$	$	$	$	$
Accounts payable and accrued liabilities	979	979	-	-	-
Office lease	429	171	258	-	-
Total	1,408	1,150	258	-	-

Off-balance sheet arrangements

We have no material off-balance sheet arrangements. On January 25, 2013, we entered into a commitment to lease office space effective May 1, 2013 for a period of four years with a remaining total commitment of $0.4 million.

Outstanding share data

At February 2, 2015, we had 60,633,701 common shares issued and outstanding. At February 2, 2015, we had 6,521,740 warrants with a weighted-average exercise price of $1.60, 3,361,666 stock options with a weighted-average exercise price of $0.75, 546,771 NovaGold arrangement options with a weighted-average exercise price of $4.98, 1,029,572 deferred share units, and 20,685 NovaGold DSUs for which the holder is entitled to receive one common share for every six NovaGold shares received outstanding.

NovaCopper Inc. Year End 2014	7

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Financial instruments

Our financial instruments are exposed to certain financial risks, including currency risk, credit risk, liquidity risk, interest risk and price risk. Our financial instruments consist of cash and cash equivalents, accounts receivable, deposits, and accounts payable and accrued liabilities. Our instruments are held in the normal course to meet daily operating and cash flow needs of the business. The fair value of accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of their maturity. All of our financial instruments are initially measured at fair value and then held at amortized cost.

(a) Currency risk

Currency risk is the risk of a fluctuation in financial asset and liability settlement amounts due to a change in foreign exchange rates. We operate in the United States and Canada with some expenses incurred in Canadian dollars. Our exposure is limited to cash of CAD$181,000, accounts receivable of CAD$13,000 and accounts payable of CAD$171,000. Based on a 10% change in the US Canadian exchange rate, assuming all other variables remain constant, the Company’s net loss would change by approximately $2,000.

(b) Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. We hold cash and cash equivalents with Canadian Chartered financial institutions are comprised of financial instruments issued by Canadian banks. Our accounts receivable consist of GST receivable from the Federal Government of Canada and receivables due for services provided to other parties. Our exposure to credit risk is equal to the balance of cash and cash equivalents and accounts receivable as recorded in the financial statements.

(c) Liquidity risk

Liquidity risk is the risk that we will encounter difficulties raising funds to meet our financial obligations as they fall due. We are in the exploration stage and do not have cash inflows from operations; therefore, we manage our liquidity risk through the management of our capital structure and financial leverage. We will require financing within the next twelve months. Future financings are expected to be obtained through debt financing, equity financing, convertible debt, exercise of options, or other means. Continued operations are dependent on our ability to obtain additional financing or to generate future cash flows. Our contractually obligated cash flow is disclosed under the section titled “Liquidity and capital resources”.

(d) Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. We hold excess cash balances in money market funds which limits the risk of loss due to interest rate changes to $nil.

As we are currently in the exploration phase none of our financial instruments are exposed to commodity price risk; however, our ability to obtain long-term financing and its economic viability could be affected by commodity price volatility.

New accounting pronouncements

Unless otherwise noted, the following revised standards and amendments are effective for annual periods beginning on or after December 1, 2013 or as noted. We are continuing to assess the impact of these standards and amendments or have determined whether we will early adopt them, as noted.

i.	Income tax disclosure

The Financial Accounting Standards Board (the “FASB”) issued “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists” (“ASU 2013-11”) which amended Topic 740, Income Taxes to provide guidance on financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. It was released to provide clear guidance to minimize divergence in practice when disclosing unrecognized tax benefits. ASU 2013-11 is effective for fiscal years beginning after December 15, 2013. We adopted this standard for the fiscal year ending November 30, 2014. The adoption of ASU 2013-11 did not have any impact as our disclosure meets the recommended practice.

NovaCopper Inc. Year End 2014	8

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

ii.	Offsetting assets and liabilities

In January 2013, the FASB issued “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). ASU 2013-01 clarifies Accounting Standards Update No. 2011-11: “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) to restrict the scope of implementation to derivatives accounted for under Topic 815, Derivatives and Hedging, which includes bifurcated embedded derivatives repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions that require an offset or are subject to an enforceable master netting arrangement. ASU 2013-01 is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. We adopted this standard for the fiscal year ending November 30, 2014. The adoption of ASU 2013-01 did not have a material impact on our results of operations, financial condition, or cash flows.

iii.	Development stage entity

In June 2014, the FASB issued “Development Stage Entities – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation” (“ASU 2014-10”). ASU 2014-10 eliminates the concept of a development stage entity, of which NovaCopper had been classified. Upon adoption, certain financial reporting disclosures will be eliminated including the presentation of an inception-to-date statement of income and cash flow. ASU 2014-10 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption of this standard is permitted, and we expect to adopt for the fiscal year ending November 30, 2015. The adoption of ASU 2014-10 is expected to have an impact on the disclosure and presentation of our statement of loss and comprehensive loss and the statement of cash flows. As a result of adopting the standard, we will no longer include the “cumulative during exploration stage” column currently presented on our statement of loss and comprehensive loss and the statement of cash flows.

iv.	Going Concern

In August 2014, the FASB issued “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). Historically, there has been no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern. This update provides the guidance to clarify when and how management should be assessing their ability to continue as a going concern. ASU 2014-15 is effective for fiscal years ending after December 15, 2016. Early adoption of this standard is permitted, and we expect to adopt for the fiscal year ending November 30, 2015. We expect the adoption of ASU 2014-15 will have an impact on the frequency with which we conduct going concern assessments. We do not expect the adoption to have significant changes to our disclosure of going concern as we currently comply with appropriate guidance issued by the U.S. Securities and Exchange Commission and guidance under U.S. auditing standards.

Critical accounting estimates

The most critical accounting estimates upon which our financial status depends are those requiring estimates of the recoverability of our capitalized mineral properties, impairment of long-lived assets and valuation of stock-based compensation.

Mineral properties and development costs

All direct costs related to the acquisition of mineral property interests are capitalized. The acquisition of title to mineral properties is a complicated and uncertain process. The Company has taken steps, in accordance with industry standards, to verify the title to mineral properties in which it has an interest. Although the Company has made efforts to ensure that legal title to its mining assets are properly recorded, there can be no assurance that such title will be secured indefinitely.

NovaCopper Inc. Year End 2014	9

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Impairment of long-lived assets

Management assesses the possibility of impairment in the carrying value of its long-lived assets whenever events or circumstances indicate that the carrying amounts of the asset or asset group may not be recoverable. Significant estimates are made in assessing the possibility of impairment. Management considers several factors in considering if an indicator of impairment has occurred, including but not limited to, indications of value from external sources, significant changes in the legal, business or regulatory environment, and adverse changes in the use or physical condition of the asset. These factors are subjective and require consideration at each period end. If an indicator of impairment is determined to exist, management calculates the estimated undiscounted future net cash flows relating to the asset or asset group using estimated future prices, mineral resources, and operating, capital and reclamation costs. When the carrying value of an asset exceeds the related undiscounted cash flows, the asset is written down to its estimated fair value, which is usually determined using discounted future cash flows. Management’s estimates of mineral prices, mineral resources, foreign exchange, production levels and operating capital and reclamation costs are subject to risk and uncertainties that may affect the determination of the recoverability of the long-lived asset.

Stock-based compensation

Compensation expense for options granted to employees, directors and certain service providers is determined based on estimated fair values of the options at the time of grant using the Black-Scholes option pricing model, which takes into account, as of the grant date, the fair market value of the shares, expected volatility, expected life, expected forfeiture rate, expected dividend yield and the risk-free interest rate over the expected life of the option. The use of the Black-Scholes option pricing model requires input estimation of the expected life of the option, volatility, and forfeiture rate which can have a significant impact on the valuation model, and resulting expense recorded.

Risk factors

NovaCopper and its future business, operations and financial condition are subject to various risks and uncertainties due to the nature of its business and the present stage of exploration of its mineral properties. Certain of these risks and uncertainties are under the heading “Risk Factors” under NovaCopper’s Form 10-K dated February 5, 2015 available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and on our website at www.novacopper.com.

NovaCopper Inc. Year End 2014	10

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

Additional information

Additional information regarding the Company, including our annual report on Form 10-K, is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and on our website at www.novacopper.com.

Cautionary notes

Forward-looking statements

This Management’s Discussion and Analysis contains “forward-looking information” and “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable securities laws. These forward-looking statements may include statements regarding perceived merit of properties, exploration results and budgets, mineral reserves and resource estimates, work programs, capital expenditures, operating costs, cash flow estimates, production estimates and similar statements relating to the economic viability of a project, timelines, strategic plans, including the Company’s plans and expectations relating to its Upper Kobuk Mineral Projects, completion of transactions, market prices for precious and base metals, or other statements that are not statements of fact. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Statements concerning mineral resource estimates may also be deemed to constitute “forward-looking statements” to the extent that they involve estimates of the mineralization that will be encountered if the property is developed.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements.

Forward-looking statements are based on a number of material assumptions, including those listed below, which could prove to be significantly incorrect:

  assumptions made in the interpretation of drill results, the geology, grade and continuity of the Company’s mineral deposits;
  our ability to achieve production at any of the Company’s mineral exploration and development properties;
  our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable;
  assumptions that all necessary permits and governmental approvals will be obtained;
  estimated capital costs, operating costs, production and economic returns;
  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying the Company’s resource and reserve estimates;
  continued good relationship with local communities and other stakeholders our expectations regarding demand for equipment, skilled labour and services needed for exploration and development of mineral properties; and
  our activities will not be adversely disrupted or impeded by development, operating or regulatory risks.

Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to differ from those reflected in the forward-looking statements, including, without limitation:

  risks related to the Company’s ability to finance its planned exploration activities at its mineral properties or to complete further exploration programs;
  risks related to the Company’s ability to finance the development of its mineral properties through external financing, strategic alliances, the sale of property interests or otherwise;
  risks related to inability to define proven and probable reserves and none of the Company’s mineral properties are in production or under development;
  uncertainties relating to the assumptions underlying the Company’s resource estimates, such as metal pricing, metallurgy, mineability, marketability and operating and capital costs;
NovaCopper Inc. Year End 2014	11

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

  risks related to uncertainty of whether there will ever be production at the Company’s mineral exploration and development properties;
  risks related to the Company’s ability to commence production and generate material revenues or obtain adequate financing for its planned exploration and development activities;
  risks related to lack of infrastructure, specifically a lack of road access to the Project site;commodity price fluctuations;
  risks related to market events and general economic conditions;
  uncertainty of estimates of capital costs, operating costs, production and economic returns;
  risks related to inclement weather which may delay or hinder exploration activities at its mineral properties;
  the Company’s history of losses and expectation of future losses;
  risks and uncertainties relating to the interpretation of drill results, the geology, grade and continuity of the Company’s mineral deposits;
  uncertainty related to inferred mineral resources;
  uncertainty related to the economic projections contained herein derived from the PEA;
  risks related to the third parties on which the Company depends for its exploration and development activities;
  mining and development risks, including risks related to infrastructure, accidents, equipment breakdowns, labor disputes or other unanticipated difficulties with or interruptions in development, construction or production;
  credit, liquidity, interest rate and currency risks;
  uncertainty as to the Company’s ability to acquire additional commercially mineable mineral rights;
  risks related to increases in demand for equipment, skilled labor and services needed for exploration and development of mineral properties, and related cost increases;
  the risk that permits and governmental approvals necessary to develop and operate mines on the Company’s properties will not be available on a timely basis or at all;
  risks related to governmental regulation and permits, including environmental regulation, including the risk that more stringent requirements or standards may be adopted or applied;
  risks related to the need for reclamation activities on the Company’s properties and uncertainty of cost estimates related thereto;
  uncertainty related to title to the Company’s mineral properties;
  risks related to competition in the acquisition of mineral properties;
  risks inherent in the acquisition of new properties including unknown liabilities;
  the Company’s need to attract and retain qualified management and technical personnel;
  risks related to conflicts of interests of some of the directors of the Company;
  risks related to potential future litigation;
  risks related to global climate change;
  risks related to adverse publicity from non-governmental organizations;
  risks related to future sales or issuances of equity securities decreasing the value of existing common shares, diluting voting power and reducing future earnings per share;
  uncertainty as to the volatility in the price of the Company’s shares;
  the Company’s expectation of not paying cash dividends;
  adverse federal income tax consequences for U.S. shareholders should the Company be a passive foreign investment company;
  risks related to the voting power of our majority shareholders and the impact that a sale by such shareholders may have on our share price;
  uncertainty as to the Company’s ability to maintain the adequacy of internal control over financial reporting as per the requirements of the Sarbanes-Oxley Act; and
  increased regulatory compliance costs relating to the Dodd-Frank Act.

This list is not exhaustive of the factors that may affect any of the Company’s forward-looking statements. Forward-looking statements are statements about the future and are inherently uncertain, and actual achievements of the Company or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those referred to in NovaCopper’s Form 10-K dated February 5, 2015, filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission (the “SEC”), and other information released by NovaCopper and filed with the appropriate regulatory agencies.

NovaCopper Inc. Year End 2014	12

NovaCopper Inc.
(An Exploration-Stage Company)
Management’s Discussion and Analysis
(expressed in US dollars)

The Company’s forward-looking statements are based on the beliefs, expectations and opinions of management on the date the statements are made, and the Company does not assume any obligation to update forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.

Cautionary note to United States investors

Reserve and resource estimates

This Management’s Discussion and Analysis has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this Management’s Discussion and Analysis have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the SEC, and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Under Canadian rules, estimated “inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of “reserves” are also not the same as those of the SEC, and reserves reported by the Company in compliance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

NovaCopper Inc. Year End 2014	13

APPENDIX S
MANAGEMENT’S DISCUSSION AND ANALYSIS OF NOVACOPPER
FOR THE PERIOD ENDED FEBRUARY 28, 2015

See attached.

S-1

NovaCopper Inc.
(An Exploration-Stage Company)

Management’s Discussion & Analysis
For the First Quarter Ended February 28, 2015
(expressed in US dollars)

Management’s Discussion and Analysis	1
General	1
Description of business	1
Recent activities	1
Property review	2
Summary of results	3
Selected financial data	4
Liquidity and capital resources	4
Contractual obligations	5
Off-balance sheet arrangements	5
Outstanding share data	5
Financial instruments	5
New accounting pronouncements	6
Critical accounting estimates	7
Disclosure controls and procedures	7
Internal control over financial reporting	8
Changes in internal control over financial reporting	8
Risk factors	8
Additional information	8
Cautionary notes	8

NovaCopper Inc.
(An Exploration-Stage Company)
 Management’s Discussion and Analysis
(expressed in US dollars)

General

This Management’s Discussion and Analysis (“MD&A”) of NovaCopper Inc. (“NovaCopper” or “the Company”) is dated April 8, 2015 and provides an analysis of our unaudited interim financial results for the quarter ended February 28, 2015.

The following information should be read in conjunction with our February 28, 2015 unaudited interim consolidated financial statements and related notes which were prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). All amounts are in United States dollars unless otherwise stated.

Erin Workman, P.Geo., an employee and Director, Technical Services, is a Qualified Person under National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”), and has approved the scientific and technical information in this MD&A.

NovaCopper’s shares are listed on the Toronto Stock Exchange (“TSX”) and the NYSE-MKT under the symbol “NCQ”. Additional information related to NovaCopper, including our annual report on Form 10-K, is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Description of business

We are a base metals exploration company focused on exploring and developing the Ambler mining district located in Alaska, U.S.A. We conduct our operations through a wholly-owned subsidiary, NovaCopper US Inc. (“NovaCopper US”). Our Upper Kobuk Mineral Projects, or UKMP Projects, consist of: i) the 100% owned Ambler lands which host the Arctic copper-zinc-lead-gold-silver Project; and ii) the Bornite lands being explored under a collaborative long-term agreement with NANA Regional Corporation, Inc. (“NANA”), a regional Alaska Native Corporation, which host the Bornite carbonate-hosted copper Project.

Recent activities

Upper Kobuk Mineral Projects

We plan to advance the Arctic deposit to feasibility over a two to three year period for a total investment of approximately $20 million. Subject to the availability of capital, we plan to invest approximately $8 to $10 million during the 2015 field season, mainly for in-fill drilling of the Arctic in-pit inferred resources to improve confidence level to measured and indicated and to collect Arctic in-pit geotechnical and metallurgical data. Funds will also be utilized for environmental and engineering studies to gather information in preparation for a feasibility study. We also plan to advance assessment work at Bornite; specifically we plan to evaluate potential synergies between the Arctic Project and Bornite Project as well as opportunities to extend the potential mine life of the UKMP Projects and the Ambler mining district.

During the first quarter of 2015, we continued to focus efforts on supporting the Alaska Industrial Development Export Authority (“AIDEA”) in working towards drafting the Environmental Impact Statement (“EIS”) as prescribed under the National Environmental Policy Act process to permit the Ambler Mining District Industrial Access Road (“AMDIAR”). The AMDIAR is anticipated to provide access to the Ambler mining district and our UKMP Projects. The Consolidated Right of Way application document is substantially complete. In the first quarter of 2015, the United States Army Corps of Engineers (“USACE”) selected HDR, Inc. as the third party environmental engineer to manage the EIS process on behalf of the USACE. In light of the recent drop in oil prices, the Government of Alaska is reviewing all spending across all State of Alaska entities. We anticipate the permitting process will continue and expect to be able to provide an update in the second quarter of 2015.

With our emphasis on local hiring, we continue to work closely with NANA on oversight of the project, community relations and workforce development strategies.

We do not currently generate operating cash flows. At February 28, 2015, we had cash and cash equivalents of $4.0 million and working capital of $3.7 million. We will need to raise additional funds to continue operations and to support further exploration and development of our projects and administration expenses within the next twelve months. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that we will be successful in obtaining additional financing, that sufficient funds will be available to us, or be available on favourable terms.

NovaCopper Inc. Q1 2015	1

Long-term incentives

On December 5, 2014, the Board of Directors approved a grant of 1,620,000 stock options to employees and directors.

Property review

Our principal assets, the UKMP Projects, are located in the Ambler mining district in Northwest Alaska. Our UKMP Projects comprise approximately 352,943 acres (142,831 hectares) consisting of the Ambler and Bornite lands.

Arctic Project

The Ambler lands, which host a number of deposits, including the high-grade copper-zinc-lead-gold-silver Arctic Project, and other mineralized targets within a 100 kilometer long volcanogenic massive sulfide (“VMS”) belt, were purchased in 2010 and 100% owned by NovaCopper US. The Ambler lands are located in Northwestern Alaska and consist of 112,058 acres (45,348 hectares) of federal patented mining claims and State of Alaska mining claims, within which VMS mineralization has been found.

We have recorded the Ambler lands as a mineral property with acquisition costs capitalized and exploration costs expensed in accordance with our accounting policies. As a result of the spin-out of NovaCopper from NovaGold Resources Inc. (“NovaGold”), the interim consolidated financial statements have been presented under the continuity of interest basis of accounting whereby the amounts are based on the amounts originally recorded by NovaGold as if we had held the property from inception.

Bornite Project

On October 19, 2011, NovaCopper US and NANA signed a collaborative agreement to explore and develop the Ambler mining district. Under the Exploration Agreement and Option to Lease (the “NANA Agreement”), NovaCopper US acquired the exclusive right to explore the Bornite property and lands deeded to NANA through the Alaska Native Claims Settlement Act (“ANCSA”), located adjacent to the Arctic Project, and the non-exclusive right to access and entry onto NANA’s lands. The agreement establishes a framework for any future development of either the Bornite Project or the Arctic Project. Both projects are included as part of a larger area of interest set forth in the NANA Agreement.

As consideration, NovaCopper paid $4.0 million to NANA upon signing the NANA agreement and gave NANA the right to appoint a member to NovaCopper’s board of directors within a five year period following our public listing on a stock exchange. NANA has not exercised their right to appoint a board member at this time. Upon the decision to proceed with development of a mine within the area of interest, NANA has a 120 day one time right to purchase an ownership interest in the mine equal to between 16%-25% or retain a 15% net proceeds royalty which is payable after NovaCopper has recovered certain historical costs, capital and cost of capital. Should NANA elect to purchase an ownership interest in the mine, consideration will be payable based on the elected percentage purchased and the costs incurred on the properties less $40.0 million, not to be less than zero. The parties would form a joint venture and be responsible for all future costs incurred in connection with the mine, including capital costs of the mine, based on each party’s pro-rata share. The completion of the agreement with NANA creates a total land package which incorporates our Ambler lands with the adjacent Bornite and ANCSA lands for a total of approximately 352,943 acres (142,831 hectares).

NANA would also be granted a net smelter return royalty between 1% and 2.5% upon the execution of a mining lease or a surface use agreement, the amount of which is determined by the particular area of land from which production originates.

We have accounted for the Bornite property as a mineral property with acquisition costs capitalized and exploration costs expensed.

NovaCopper Inc. Q1 2015	2

Summary of results

	in thousands of dollars,
	except for per share amounts
Selected financial results	Three months ended	Three months
	February 28, 2015	ended
	$	February 28, 2014
		$
Amortization	143	258
General and administrative	381	437
Mineral properties expense	327	580
Professional fees	161	650
Salaries	250	550
Salaries – stock-based compensation	282	116
Loss and comprehensive loss for the period	1,530	2,615
Basic and diluted loss per common share	$ 0.03	$ 0.05

For the three months ended February 28, 2015, NovaCopper reported a net loss of $1.5 million (or $0.03 basic and diluted loss per common share) compared to a net loss of $2.6 million for the corresponding period in 2014 (or $0.05 basic and diluted loss per common share). This variance was primarily due to a decrease in professional fees, salaries and mineral property expenses offset by an increase in stock-based compensation expense. We incurred $0.2 million in professional fees for the three months ended February 28, 2015 compared to $0.7 million for the three months ended February 28, 2014. The significant decrease in professional fees is related to financing activities as we filed a preliminary prospectus supplement in February 2014 incurring financing and prospectus-related costs during the three months ended February 28, 2014. There was no similar charge in professional fees during the three months ended February 28, 2015. Salaries expense decreased to $0.3 million for the three months ended February 28, 2015 from $0.6 million for the three months ended February 28, 2014 from a reduced number of employees in the corporate office. Mineral property expenses also decreased by $0.3 million due to a reduced number of project staff and less engineering consulting expenses incurred. For the comparable period in 2014, we were engaged in the update to the Bornite Project resource estimate involving technical and engineering consulting for which there are no comparable costs in the first quarter of 2015. Offsetting the decrease in expenses is an increase in non-cash stock-based compensation charge of $0.3 million for the three months ended February 28, 2015 compared to $0.1 million in the corresponding period in 2014. Total stock-based compensation expense recognized for the three months ended February 28, 2015 included 1.6 million options granted to directors, employees and services providers under the NovaCopper stock option plan with no similar grant in the first quarter of 2014.

Other differences in the three months ended February 28, 2015 compared to the three months ended February 28, 2014 resulted from a reduction in amortization expenses and general and administrative expenses. For the three months ended February 28, 2015, we reported amortization expenses of $0.1 million compared to $0.3 million for the corresponding period in 2014 due to the timing of capital asset purchases and resulting amortization. General and administrative expense for the three months ended February 28, 2015 were $0.4 million, a small decrease from the comparable quarter in 2014 due to continued cost reduction efforts and lower project activity.

NovaCopper Inc. Q1 2015	3

Selected financial data

Quarterly information

The following unaudited quarterly information is prepared in accordance with U.S. GAAP

							in thousands of dollars,
							except per share amounts
	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
	02/28/15	11/30/14	08/31/14	05/31/14	02/28/14	11/30/13	08/31/13	05/31/13
	$	$	$	$	$	$	$	$
Interest and other income	-	-	1	-	1	4	13	9
Mineral property expenses	327	596	847	489	580	1,134	4,727	2,231
Loss for the period	(1,530)	(2,029)	(2,911)	(2,093)	(2,616)	(4,931)	(6,890)	(5,947)
Loss per common share – basic and diluted	(0.03)	(0.03)	(0.05)	(0.04)	(0.05)	(0.09)	(0.13)	(0.11)

Factors that can cause fluctuations in our quarterly results include the length of the exploration field season at the properties, the type of program conducted, stock option vesting, and issuance of shares.

During the second quarter of 2013, we incurred mineral property expenses of $2.2 million consisting of the start-up of the field season in May and continuation of engineering studies. We also incurred expenses of $2.0 million in stock-based compensation due to the expense being recorded evenly over the vesting period of previously granted stock options and RSUs. During the third quarter of 2013, mineral property expenses of $4.7 million were recorded as the majority of the exploration program was conducted during the quarter. During the fourth quarter of 2013, stock-based compensation of $1.4 million was recorded due to an acceleration of expense as a result of the cancelling of 5,710,000 stock options during the period. All expense for unvested options was accelerated and included in the fourth quarter of 2013. During the first quarter of 2014, we incurred $0.1 million of stock-based compensation expense due to the prior acceleration of expense in the fourth quarter of 2013. As a result, our loss for the first quarter ended February 28, 2014 is significantly reduced. During the second quarter of 2014, we incurred $0.5 million in mineral property expenses as our field season start-up in 2014 occurred in July, later than in previous years. As a result, no field season activity costs were incurred in the second quarter of 2014 resulting in a significantly reduced loss of $2.1 million for the second quarter of 2014 compared to previous second quarter losses. During the third quarter of 2014, we incurred mineral property expenses of $0.8 million due to a reduced field season program resulting in a significantly reduced loss of $2.9 million compared to previous third quarter losses. We also incurred a one-time severance cost of $1.5 million relating to staff reductions. During the fourth quarter of 2014, we incurred $0.6 million of mineral property expenses mainly related to assaying costs incurred for the 2014 field program. Our net loss for the fourth quarter of 2014 of $2.0 million is reduced from the fourth quarter net loss of 2013 of $4.9 million mainly due to lower salaries and general and administrative expenses and a high stock-based compensation charge in 2013. Our loss for the first quarter ended February 28, 2015 is significantly reduced compared to the first quarter ended February 28, 2014 due to reduced professional fees, salaries and mineral property expenses. During the first quarter of 2015, we incurred mineral property expense of $0.3 million mainly on community support and project staff salaries as our field season this year is expected to start up early in the third quarter. We also incurred $0.3 million in stock-based compensation expense to recognize the vesting of stock options and deferred shares units (“DSUs”) during the first quarter of 2015.

Our properties are not yet in production; consequently, we believe that our loss (and consequent loss per common share) is not a primary concern to investors in the Company.

Liquidity and capital resources

At February 28, 2015, we had $4.0 million in cash and cash equivalents. We expended $1.1 million on operating activities during the three month period ended February 28, 2015, compared with expenditures of $2.1 million for operating activities for the same period in 2014. The majority of cash spent on operating activities during both periods was expended on mineral property expenses, general and administrative, and salaries. A proportion of the decrease in cash spent in the three months ended February 28, 2015 was also due to a reduction in GST and other accounts receivable. We received a previously recorded expat tax receivable of $0.1 million during the three month period ended February 28, 2015 for which no similar cash was received for the three months ended February 28, 2014.

NovaCopper Inc. Q1 2015	4

During the three month period ended February 28, 2015, we received no cash from financing activities compared to $0.02 million in cash from proceeds received from the exercise of NovaGold arrangement options in the same period in 2014. During the three month period ended February 28, 2015 and the three month period ended February 28, 2014, we expended no cash on investing activities.

Based on our current commitments, we will need to raise additional funds to support further exploration of our projects and administration expenses. Substantial doubt exists as to our ability to continue as a going concern as our operating activities are dependent on our ability to obtain additional financing. Future financings are anticipated through equity financing, debt financing, convertible debt, or other means. There is no assurance that the Company will be successful in obtaining additional financing, that sufficient funds will be available to the Company, or be available on favourable terms in the future. Factors that could affect the availability of financing include fluctuations in the Company's share price, the state of international debt and equity markets, investor perceptions and expectations, global financial and metals markets, and progress on the Company's exploration properties.

Contractual obligations

Contractual obligated undiscounted cash flow requirements as at February 28, 2015 are as follows.

				in thousands of dollars,
				unless otherwise specified
	Total	< 1 Year	1–3 Years	3–5 Years	> 5 Years
	$	$	$	$	$
Accounts payable and accrued liabilities	727	727	-	-	-
Office lease	355	119	236	-	-
Total	1,082	846	236	-	-

Off-balance sheet arrangements

We have no material off-balance sheet arrangements. On January 25, 2013, we entered into a commitment to lease office space effective May 1, 2013 for a period of four years with a remaining total commitment of $0.4 million.

Outstanding share data

At April 8, 2015, we had 60,633,701 common shares issued and outstanding. At April 8, 2015, we had 6,521,740 warrants with a weighted-average exercise price of $1.60, 3,161,666 stock options with a weighted-average exercise price of $0.75, 546,771 NovaGold arrangement options with a weighted-average exercise price of $5.07, 912,417 DSUs, and 20,685 NovaGold DSUs for which the holder is entitled to receive one common share for every six NovaGold shares received outstanding.

Financial instruments

Our financial instruments are exposed to certain financial risks, including currency risk, credit risk, liquidity risk, interest risk and price risk. Our financial instruments consist of cash and cash equivalents, accounts receivable, deposits, and accounts payable and accrued liabilities. Our instruments are held in the normal course to meet daily operating and cash flow needs of the business. The fair value of accounts payable and accrued liabilities approximates their carrying value due to the short-term nature of their maturity. All of our financial instruments are initially measured at fair value and then held at amortized cost.

(a) Currency risk

Currency risk is the risk of a fluctuation in financial asset and liability settlement amounts due to a change in foreign exchange rates. We operate in the United States and Canada with some expenses incurred in Canadian dollars. Our exposure is limited to cash of CAD$71,000, accounts receivable of CAD$20,000 and accounts payable of CAD$156,000. Based on a 10% change in the US Canadian exchange rate, assuming all other variables remain constant, the Company’s net loss would change by approximately $5,000.

NovaCopper Inc. Q1 2015	5

(b) Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. We hold cash and cash equivalents with Canadian Chartered financial institutions which are comprised of financial instruments issued by Canadian banks. Our accounts receivable consist of GST receivable from the Federal Government of Canada and receivables due for services provided to other parties. Our exposure to credit risk is equal to the balance of cash and cash equivalents and accounts receivable as recorded in the financial statements.

(c) Liquidity risk

Liquidity risk is the risk that we will encounter difficulties raising funds to meet our financial obligations as they fall due. We are in the exploration stage and do not have cash inflows from operations; therefore, we manage our liquidity risk through the management of our capital structure and financial leverage. We will require financing within the next twelve months. Future financings are expected to be obtained through debt financing, equity financing, convertible debt, exercise of options, or other means. Continued operations are dependent on our ability to obtain additional financing or to generate future cash flows. Our contractually obligated cash flow is disclosed under the section titled “Liquidity and capital resources”.

(d) Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. We hold excess cash balances in money market funds which limits the risk of loss due to interest rate changes to $nil.

As we are currently in the exploration phase none of our financial instruments are exposed to commodity price risk; however, our ability to obtain long-term financing and our economic viability could be affected by commodity price volatility.

New accounting pronouncements

Unless otherwise noted, the following revised standards and amendments are effective for annual periods beginning on or after December 1, 2014, or as noted. We are continuing to assess the impact of these standards and amendments or have determined whether we will early adopt them, as noted.

i.	Development stage entity

In June 2014, the FASB issued “Development Stage Entities – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation” (“ASU 2014-10”). ASU 2014-10 eliminates the concept of a development stage entity, of which NovaCopper had been classified. Upon adoption, certain financial reporting disclosures will be eliminated including the presentation of an inception-to-date statement of income and cash flow. ASU 2014-10 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption of this standard is permitted. The adoption of ASU 2014-10 is expected to have an impact on the disclosure and presentation of our statement of loss and comprehensive loss and the statement of cash flows. As a result of adopting the standard, we will no longer include the cumulative during exploration stage column currently presented on our statement of loss and comprehensive loss and the statement of cash flows. We plan to adopt for our fiscal year ending November 30, 2016.

ii.	Going Concern

In August 2014, the FASB issued “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). Historically, there has been no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern. This update provides the guidance to clarify when and how management should be assessing their ability to continue as a going concern. ASU 2014-15 is effective for fiscal years ending after December 15, 2016. Early adoption of this standard is permitted. We have early adopted this standard for the fiscal year ending November 30, 2015. The adoption of ASU 2014-15 does not have an impact on the frequency with which we conduct going concern assessments and does not result in significant changes to our disclosure of going concern as we previously complied with appropriate guidance issued by the U.S. Securities and Exchange Commission and guidance under U.S. auditing standards.

NovaCopper Inc. Q1 2015	6

Critical accounting estimates

The most critical accounting estimates upon which our financial status depends are those requiring estimates of the recoverability of our capitalized mineral properties, impairment of long-lived assets and valuation of stock-based compensation.

Mineral properties and development costs

All direct costs related to the acquisition of mineral property interests are capitalized. The acquisition of title to mineral properties is a complicated and uncertain process. The Company has taken steps, in accordance with industry standards, to verify the title to mineral properties in which it has an interest. Although the Company has made efforts to ensure that legal titles to its mining assets are properly recorded, there can be no assurance that such titles will be secured indefinitely.

Impairment of long-lived assets

Management assesses the possibility of impairment in the carrying value of its long-lived assets whenever events or circumstances indicate that the carrying amounts of the asset or asset group may not be recoverable. Significant estimates are made in assessing the possibility of impairment. Management considers several factors in considering if an indicator of impairment has occurred, including but not limited to, indications of value from external sources, significant changes in the legal, business or regulatory environment, and adverse changes in the use or physical condition of the asset. These factors are subjective and require consideration at each period end. If an indicator of impairment is determined to exist, management calculates the estimated undiscounted future net cash flows relating to the asset or asset group using estimated future prices, mineral resources, and operating, capital and reclamation costs. When the carrying value of an asset exceeds the related undiscounted cash flows, the asset is written down to its estimated fair value, which is usually determined using discounted future cash flows. Management’s estimates of mineral prices, mineral resources, foreign exchange, production levels and operating capital and reclamation costs are subject to risk and uncertainties that may affect the determination of the recoverability of the long-lived asset.

Stock-based compensation

Compensation expense for options granted to employees, directors and certain service providers is determined based on estimated fair values of the options at the time of grant using the Black-Scholes option pricing model, which takes into account, as of the grant date, the fair market value of the shares, expected volatility, expected life, expected forfeiture rate, expected dividend yield and the risk-free interest rate over the expected life of the option.

Disclosure controls and procedures

Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted by the Company under U.S. and Canadian securities legislation is recorded, processed, summarized and reported within the time periods specified in those rules, including providing reasonable assurance that material information is gathered and reported to senior management, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), as appropriate, to permit timely decisions regarding public disclosure. Management, including the CEO and CFO, has evaluated the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rule 13a 15(e) and 15d-15(e) of the US Exchange Act and the rules of Canadian Securities Administration, as at February 28, 2015. Based on this evaluation, the CEO and CFO have concluded that the Company’s disclosure controls and procedures were effective.

NovaCopper Inc. Q1 2015	7

Internal control over financial reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a 15(f) and 15d 15(f) of the U.S. Exchange Act and National Instrument 52 109 Certification of Disclosure in Issuer’s Annual and Interim filings. Any system of internal control over financial reporting, no matter how well designed, has inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Changes in internal control over financial reporting

There have been no changes in our internal controls over financial reporting during the three month period ended February 28, 2015, which have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting. We continue to evaluate its internal control over financial reporting on an ongoing basis to identify improvements.

Risk factors

NovaCopper and its future business, operations and financial condition are subject to various risks and uncertainties due to the nature of its business and the present stage of exploration of its mineral properties. Certain of these risks and uncertainties are under the heading “Risk Factors” under NovaCopper’s Form 10-K dated February 5, 2015, available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and on our website at www.novacopper.com.

Additional information

Additional information regarding the Company, including our annual report on Form 10-K, is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and on our website at www.novacopper.com.

Cautionary notes

Forward-looking statements

This Management’s Discussion and Analysis contains “forward-looking information” and “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable securities laws. These forward-looking statements may include statements regarding perceived merit of properties, exploration results and budgets, mineral reserves and resource estimates, work programs, capital expenditures, operating costs, cash flow estimates, production estimates and similar statements relating to the economic viability of a project, timelines, strategic plans, including the Company’s plans and expectations relating to its Upper Kobuk Mineral Projects, completion of transactions, market prices for precious and base metals, or other statements that are not statements of fact. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Statements concerning mineral resource estimates may also be deemed to constitute “forward-looking statements” to the extent that they involve estimates of the mineralization that will be encountered if the property is developed.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements.

Forward-looking statements are based on a number of material assumptions, including those listed below, which could prove to be significantly incorrect:

  assumptions made in the interpretation of drill results, the geology, grade and continuity of the Company’s mineral deposits;
NovaCopper Inc. Q1 2015	8

  our ability to achieve production at any of the Company’s mineral exploration and development properties;
  our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable;
  assumptions that all necessary permits and governmental approvals will be obtained;
  estimated capital costs, operating costs, production and economic returns;
  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying the Company’s resource and reserve estimates;
  continued good relationships with local communities and other stakeholders our expectations regarding demand for equipment, skilled labour and services needed for exploration and development of mineral properties; and
  our activities will not be adversely disrupted or impeded by development, operating or regulatory risks.

Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to differ from those reflected in the forward-looking statements, including, without limitation:

  risks related to the Company’s ability to finance its planned exploration activities at its mineral properties or to complete further exploration programs;
  risks related to the Company’s ability to finance the development of its mineral properties through external financing, strategic alliances, the sale of property interests or otherwise;
  risks related to inability to define proven and probable reserves and none of the Company’s mineral properties are in production or under development;
  uncertainties relating to the assumptions underlying the Company’s resource estimates, such as geological interpretations, metal pricing, metallurgy, mineability, marketability and operating and capital costs;
  risks related to uncertainty of whether there will ever be production at the Company’s mineral exploration and development properties;
  risks related to the Company’s ability to commence production and generate material revenues or obtain adequate financing for its planned exploration and development activities;
  risks related to lack of infrastructure, specifically a lack of road access to the Project site;
  commodity price fluctuations;
  risks related to market events and general economic conditions;
  uncertainty of estimates of capital costs, operating costs, production and economic returns;
  risks related to inclement weather which may delay or hinder exploration activities at its mineral properties;
  the Company’s history of losses and expectation of future losses;
  risks and uncertainties relating to the interpretation of drill results, the geology, grade and continuity of the Company’s mineral deposits;
  uncertainty related to inferred mineral resources;
  uncertainty related to the economic projections contained herein derived from the PEA;
  risks related to the third parties on which the Company depends for its exploration and development activities;
  mining and development risks, including risks related to infrastructure, accidents, equipment breakdowns, labour disputes or other unanticipated difficulties with or interruptions in development, construction or production;
  credit, liquidity, interest rate and currency risks;
  uncertainty as to the Company’s ability to acquire additional commercially mineable mineral rights;
  risks related to increases in demand for equipment, skilled labor and services needed for exploration and development of mineral properties, and related cost increases;
  the risk that permits and governmental approvals necessary to develop and operate mines on the Company’s properties will not be available on a timely basis or at all;
  risks related to governmental regulation and permits, including environmental regulation, including the risk that more stringent requirements or standards may be adopted or applied;
  risks related to the need for reclamation activities on the Company’s properties and uncertainty of cost estimates related thereto;
  uncertainty related to title to the Company’s mineral properties;
  risks related to competition in the acquisition of mineral properties;
  risks inherent in the acquisition of new properties including unknown liabilities;
  the Company’s need to attract and retain qualified management and technical personnel;
  risks related to conflicts of interests of some of the directors of the Company;
NovaCopper Inc. Q1 2015	9

  risks related to potential future litigation;
  risks related to global climate change;
  risks related to adverse publicity from non-governmental organizations;
  risks related to future sales or issuances of equity securities decreasing the value of existing common shares, diluting voting power and reducing future earnings per share;
  uncertainty as to the volatility in the price of the Company’s shares;
  the Company’s expectation of not paying cash dividends;
  adverse federal income tax consequences for U.S. shareholders should the Company be a passive foreign investment company;
  risks related to the voting power of our majority shareholders and the impact that a sale by such shareholders may have on our share price;
  uncertainty as to the Company’s ability to maintain the adequacy of internal control over financial reporting as per the requirements of the Sarbanes-Oxley Act; and
  increased regulatory compliance costs relating to the Dodd-Frank Act.

This list is not exhaustive of the factors that may affect any of the Company’s forward-looking statements. Forward-looking statements are statements about the future and are inherently uncertain, and actual achievements of the Company or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those referred to in NovaCopper’s Form 10-K dated February 5, 2015, filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission (the “SEC”), and other information released by NovaCopper and filed with the appropriate regulatory agencies.

The Company’s forward-looking statements are based on the beliefs, expectations and opinions of management on the date the statements are made, and the Company does not assume any obligation to update forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.

NovaCopper Inc. Q1 2015	10

APPENDIX T
SUNWARD AUDIT COMMITTEE CHARTER

See attached.

T- 1

Sunward Resources Ltd.
AUDIT COMMITTEE CHARTER

Purpose:

The overall purpose of the Audit Committee (the "Committee") of Sunward Resources Ltd. (the "Company") is to ensure that the Company's management has designed and implemented an effective system of internal financial controls, to review and report on the integrity of the consolidated financial statements and related financial disclosure of the Company, and to review the Company's compliance with regulatory and statutory requirements as they relate to financial statements, taxation matters and disclosure of financial information. It is the intention of the board of directors of the Company (the "Board") that through the involvement of the Committee, the external audit will be conducted independently of the Company's management to ensure that the independent auditors serve the interests of shareholders rather than the interests of management of the Company. The Committee will act as a liaison to provide better communication between the Board and the external auditors. The Committee will monitor the independence and performance of the Company's independent auditors.

Composition, Procedures and Organization

(1)	The Committee shall consist of at least three members of the Board.

(2)

The Board shall endeavour to appoint a majority of independent directors to the Committee, who in the opinion of the Board would be free from a relationship which would interfere with the exercise of the Committee members' independent judgment. At least one (1) member of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices applicable to the Company. For the purposes of this Charter, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

(3)

The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the members of the Committee for the ensuing year. The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee.

(4)	Unless the Board shall have appointed a chair of the Committee, the members of the Committee shall elect a chair and a secretary from among their number.

(5)

The quorum for meetings shall be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and to hear each other.

(6)

The Committee shall have access to such officers and employees of the Company and to the Company's external auditors, and to such information respecting the Company, as it considers to be necessary or advisable in order to perform its duties and responsibilities.

(7)	Meetings of the Committee shall be conducted as follows:

(a)

the Committee shall meet at least once annually at such times and at such locations as may be requested by the chair of the Committee and shall review financial statements and related financial disclosure of the Company on a quarterly basis. The external auditors or any member of the Committee may request a meeting of the Committee;

	(b)	the external auditors may receive notice of and shall have the right to attend all meetings of the Committee; and

	(c)	management representatives may be invited to attend all meetings except private sessions with the external auditors.

(8)

The internal auditors and the external auditors shall have a direct line of communication to the Committee through its chair and may bypass management if deemed necessary. The Committee, through its chair, may contact directly any employee in the Company as it deems necessary, and any employee may bring before the Committee any matter involving questionable, illegal or improper financial practices or transactions.

Roles and Responsibilities

(9)	The overall duties and responsibilities of the Committee shall be as follows:

(a)

to assist the Board in the discharge of its responsibilities relating to the Company's accounting principles, reporting practices and internal controls and its approval of the Company's annual and quarterly consolidated financial statements and related financial disclosure;

	(b)	to establish and maintain a direct line of communication with the Company's internal and external auditors and assess their performance;

	(c)	to ensure that the management of the Company has designed, implemented and is maintaining an effective system of internal financial controls; and

	(d)	to report regularly to the Board on the fulfilment of its duties and responsibilities.

(10)	The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

	(a)	to recommend to the Board a firm of external auditors to be engaged by the Company, and to verify the independence of such external auditors;

	(b)	to review and approve the fee, scope and timing of the audit and other related services rendered by the external auditors;

	(c)	review the audit plan of the external auditors prior to the commencement of the audit;

(i) to review with the external auditors, upon completion of their audit:

(ii) contents of their report;

(iii)	scope and quality of the audit work performed;

(iv)	adequacy of the Company's financial and auditing personnel;

(v)	co-operation received from the Company's personnel during the audit;

(vi)	internal resources used;

(vii)	significant transactions outside of the normal business of the Company;

(viii)	significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems; and

(ix)	the non-audit services provided by the external auditors;

(d)	to discuss with the external auditors the quality and not just the acceptability of the Company's accounting principles; and

(e)	to implement structures and procedures to ensure that the Committee meets the external auditors on a regular basis in the absence of management.

(11)	The duties and responsibilities of the Committee as they relate to the internal control procedures of the Company are to:

(a)

review the appropriateness and effectiveness of the Company's policies and business practices which impact on the financial integrity of the Company, including those relating to internal auditing, insurance, accounting, information services and systems and financial controls, management reporting and risk management;

	(b)	review compliance under the Company's business conduct and ethics policies and to periodically review these policies and recommend to the Board changes which the Committee may deem appropriate;

	(c)	review any unresolved issues between management and the external auditors that could affect the financial reporting or internal controls of the Company; and

	(d)	periodically review the Company's financial and auditing procedures and the extent to which recommendations made by the internal audit staff or by the external auditors have been implemented.

(12)	The Committee is also charged with the responsibility to:

	(a)	review the Company's quarterly statements of earnings, including the impact of unusual items and changes in accounting principles and estimates and report to the Board with respect thereto;

	(b)	review and approve the financial sections of:

(i)	the annual report to shareholders;

(ii)	the annual information form, if required;

(iii)	annual and interim MD&A;

(iv)	prospectuses;

(v)	news releases discussing financial results of the Company; and

(vi)	other public reports of a financial nature requiring approval by the Board, and report to the Board with respect thereto;

(c)	review regulatory filings and decisions as they relate to the Company's consolidated financial statements;

(d)

review the appropriateness of the policies and procedures used in the preparation of the Company's consolidated financial statements and other required disclosure documents, and consider recommendations for any material change to such policies;

(e)	review and report on the integrity of the Company's consolidated financial statements;

(f)	review the minutes of any audit committee meeting of subsidiary companies;

(g)

review with management, the external auditors and, if necessary, with legal counsel, any litigation, claim or other contingency, including tax assessments that could have a material effect upon the financial position or operating results of the Company and the manner in which such matters have been disclosed in the consolidated financial statements;

(h)	review the Company's compliance with regulatory and statutory requirements as they relate to financial statements, tax matters and disclosure of financial information; and

(i)

develop a calendar of activities to be undertaken by the Committee for each ensuing year and to submit the calendar in the appropriate format to the Board following each annual general meeting of shareholders.

(13)	The Committee shall have the authority:

	(a)	to engage independent counsel and other advisors as it determines necessary to carry out its duties,

	(b)	to set and pay the compensation for any advisors employed by the Committee; and

	(c)	to communicate directly with the internal and external auditors.

APPENDIX U
NOVACOPPER AUDIT COMMITTEE CHARTER

See attached.

U-1

NOVACOPPER INC.
(the “Company”)

AUDIT COMMITTEE TERMS OF REFERENCE

A.	PURPOSE

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through overseeing management’s conduct of the Company’s accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Company’s external auditor, including overseeing the audits of the Company’s financial statements, and approving any non-audit services; and providing an avenue of communication among the external auditor, management and the Board.

B.	COMPOSITION, PROCEDURES AND ORGANIZATION

1.

The Board of Directors of the Company (the “Board”), at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the members and the Chair of the Committee for the ensuing year. The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee.

2.

The Committee shall consist of at least three members of the Board all of whom shall be independent as determined in accordance with applicable securities laws, rules, regulations and guidelines (“Securities Laws”).

3.

No member of the Committee may, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, accept directly or indirectly any consulting, advisory, or other “compensatory fee” (as such term is defined under applicable United States securities laws and stock exchange rules (collectively, the “U.S. Rules”)) from, or be an “affiliated person” (as such term is defined under applicable U.S. Rules) of, the Company or any subsidiary of the Company unless an exemption or exception under applicable U.S. Rules is available.

4.

No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years unless an exemption or exception under applicable U.S. Rules is available.

5.

All Committee members shall be financially literate. For this purpose, financial literacy shall mean the ability of a member to read and understand a set of financial statements that present a breadth and level of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements. At least one member should have accounting or related financial expertise such that the member satisfies the definition of an “audit committee financial expert” under applicable U.S. Rules.

6.	If the Chair is not present at any meeting of the Committee, one of the other members of the Committee present at the meeting shall be chosen by the Committee to preside at the meeting.

7.	The Secretary of the Company shall be the secretary of the Committee, unless otherwise determined by the Committee.

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8.

The Committee shall meet at least quarterly on such dates and at such locations as may be determined by the Chair of the Committee and may also meet at any other time or times on the call of the Chair of the Committee, the external auditors or any two of the other members.

9.

The quorum for meetings shall be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and to hear each other. The Committee may also act by unanimous written consent of its members.

10.

The external auditors or any two Directors may request the Chair to call a meeting of the Committee and may attend at such meeting or inform the Committee of a specific matter of concern to such Directors, and may participate in such meeting.

11.

Notice of the time and place of every meeting shall be given in writing or by e-mail or facsimile communication to each member of the Committee at least 48 hours prior to the time fixed for such meeting; provided, however, that a member may in any manner waive a notice of a meeting and attendance of a member at a meeting is a waiver of notice of the meeting, except where a member attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

12.

The Chair shall develop the Committee's agenda, in consultation with the Chief Financial Officer and other members of management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

13.

At the invitation of the Chair, one or more officers or employees of the Company may, and if required by the Committee shall, attend a meeting of the Committee. The external auditors shall receive notice of and have the right to attend all meetings of the Committee.

14.

The Committee shall fix its own procedure at meetings, keep records of its proceedings and report to the Board when the Committee may deem appropriate (but not later than the next meeting of the Board).

15.

The Committee, when it considers it necessary or advisable, may retain, at the Company’s expense, independent counsel or other advisors to assist or advise the Committee independently on any matter within its mandate. The Committee shall have the sole authority to retain and terminate any such independent counsel or other advisors, including sole authority to approve the fees and other retention terms for such persons.

16.

The external auditors shall have a direct line of communication to the Committee through the Chair and may bypass management if deemed necessary. The external auditors shall report to the Committee and are ultimately accountable to the Board and the Committee.

17.	The Committee, through its Chair, may contact directly the external auditors, the internal auditors, if any, and any employee of the Company as it deems necessary.

18.

The Company must provide appropriate funding, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties.

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19.

In discharging its responsibilities, the Committee shall have full access to all books, records, facilities and personnel of the Company, to the Company’s legal counsel and to such other information respecting the Company as it considers necessary or advisable in order to perform its duties and responsibilities.

C.	ROLES AND RESPONSIBILITIES

The Committee’s principal responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and ensuring their accuracy and completeness and the Company’s external auditor is responsible for auditing and/or reviewing those financial statements. In carrying out its oversight responsibilities, the Committee is not required to provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work.

1.	Overall Duties and Responsibilities

The overall duties and responsibilities of the Committee shall be as follows:

a)	to assist the Board in the discharge of its responsibilities relating to the quality, acceptability and integrity of the Company’s accounting principles, reporting practices and internal controls;

b)

to assist the Board in the discharge of its responsibilities relating to compliance with disclosure requirements under applicable Securities Laws, including approval of the Company’s annual and quarterly consolidated financial statements together with the Management’s Discussion and Analysis filed with Canadian securities regulators and the disclosure under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's annual report on Form 10-K and quarterly report on Form 10-Q;

c)	to establish and maintain a direct line of communication with the Company’s external auditors and internal auditors (if any) and assess their performance;

d)	to ensure that the management of the Company has designed, implemented and is maintaining an effective system of internal controls; and

e)	to report regularly to the Board on the fulfillment of its duties and responsibilities.

2.	Public Filings, Policies and Procedures

The Committee is charged with the responsibility to:

a)	review and approve for recommendation to the Board:

i)

the annual audited financial statements, with the report of the external auditors, the Management’s Discussion and Analysis filed with Canadian securities regulators and disclosure under the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the impact of unusual items and changes in accounting policies and estimates to be included in the Company's annual report on Form 10-K and produce the audit committee report required to be included in the Company's management information circular;

ii)

the unaudited interim financial statements and the Management’s Discussion and Analysis filed with Canadian securities regulators and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's quarterly report on Form 10-Q, and the impact of unusual items and changes in accounting policies and estimates;

4

iii)	financial information in earnings press releases;

iv)	annual information form

v)	prospectuses; and

vi)	financial information in other public reports and public filings requiring approval by the Board;

and report to the Board with respect thereto;

b)

ensure adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements and periodically assess those procedures;

c)	review with management and the external auditors:

i)	significant variances in actual financial results for the interim period from budgeted or projected results;

ii)	any actual or proposed changes in accounting or financial reporting practices;

iii)	any significant or unusual events or transactions and the methods used to account for significant or unusual transactions where different approaches are possible;

iv)	any actual or potential breaches of debt covenants;

v)	the consistency of, and any changes to, accounting policies;

vi)	whether the Company has followed appropriate accounting standards and made appropriate estimates and judgments;

vii)	the presentation and impact of significant risks and uncertainties

viii)	the accuracy, completeness and clarity of disclosure in the Company’s financial reports and the context in which statements are made;

ix)

any tax assessments, changes in tax legislation or any other tax matters that could have a material effect upon the financial position or operating results of the Company and the manner in which such matters have been disclosed in the consolidated financial statements;

x)

any litigation, claim or other contingency that could have a material effect upon the financial position or operating results of the Company and the manner in which such matters have been disclosed in the consolidated financial statements;

xi)

the Company's annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the Management’s Discussion and Analysis filed with Canadian securities regulators and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's annual report on Form 10-K before the Form 10-K is filed;

5

xii)

the Company’s quarterly financial statements and the Management’s Discussion and Analysis filed with Canadian securities regulators and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's quarterly report on Form 10-Q before the Form 10-Q is filed;

xiii)	material communications between the external auditor and management, such as any management letter or schedule of unadjusted differences;

xiv)	with the external auditors any fraud, illegal acts, deficiencies in internal control or other similar issues; and

xv)	general accounting trends and issues of auditing policy, standards and practices which affect or may affect the Company;

d)

review with management and the external auditors any correspondence with securities regulators or other regulatory or government agencies which raise material issues regarding the Company’s financial reporting or accounting policies.

3.	Internal Controls, Risk Management and Compliance

The duties and responsibilities of the Committee as they relate to the internal control, risk management and compliance are to:

a)

evaluate whether management is setting the appropriate “control culture” by communicating the importance of internal controls and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities;

b)

review the adequacy, appropriateness and effectiveness of the Company’s policies and business practices which impact on the integrity, financial and otherwise, of the Company, including those relating to insurance, accounting, information services and systems and financial controls, management reporting, Code of Business Ethics and risk management;

c)	review compliance under the Company’s Code of Business Ethics;

d)	review any issues between management and the external auditors that could affect the financial reporting or internal controls of the Company;

e)	periodically review the Company’s accounting and auditing policies, practices and procedures and the extent to which recommendations made by the external auditors have been implemented;

f)	review annually the adequacy and quality of the Company’s financial and accounting staff, including the need for and scope of internal audit reviews;

g)

review annually with the external auditor any significant matters regarding the Company’s internal controls and procedures over financial reporting, including any significant deficiencies or material weaknesses in their design or operation, that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditor have been implemented by management;

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h)

receive reports from management on assessment and management of financial risks and review major financial risk exposures and the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting such exposures;

i)

review and recommend for approval by the Board the appointment of the Chief Financial Officer and review the appointment of any other key financial executives involved in the financial reporting process;

j)	establish procedures for:

i)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters; and

ii)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

including, without limitation, a Whistleblower Policy;

k)	review any correspondence from regulators or government entities or other issues relating to compliance with laws or regulations that could have an impact on the Company’s financial condition;

l)	receive a report from management on the Company’s source deductions and other remittances under applicable tax or other legislation;

m)	review and approve related party transactions.

4.	External Auditors

The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

a)

to be directly responsible for the appointment (subject to ratification by the shareholders of the Company), compensation, retention and oversight of the work of the external auditor and any other registered public accounting firm engaged (including resolution of disagreements between management and the external auditor or such public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

b)	the Committee shall oversee the selection process for new auditors and if an auditor resigns the Committee shall investigate the issues leading to this and decide whether any action is required;

c)	to oversee the relationship with the external auditor, including, without limitation:

i)

to (i) approve their terms of engagement for the annual audit and related fees, (ii) review any engagement letter issued at the start of each audit and review the scope of the audit; and (iii) and to assess fees for audit or non-audit services and ensure that the level of fees is appropriate to enable an adequate audit to be conducted;

	ii)	to approve the engagement of the external auditors for interim reviews and their remuneration for the interim reviews;

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iii)

to assess annually their independence and objectivity taking into account relevant professional and regulatory requirements and the relationship with the auditor as a whole, including the provision of any non-audit services;

iv)	to satisfy itself that there are no relationships (such as family, employment, investment, financial or business) between the auditor and the Company (other than in the ordinary course of business);

v)	to review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and any former external auditor of the Company;

vi)

to monitor the auditor’s compliance with relevant ethical and professional guidance on the rotation of audit partners, the level of fees paid by the Company compared to the overall fee income of the firm, office and partner and other related requirements; and

vii)

to assess annually their qualifications, expertise and resources and the effectiveness of the audit process which shall include a report from the external auditor on their own internal quality procedures.

d)	to review with the external auditors, upon completion of their audit and interim reviews:

	i)	the contents of their report;

	ii)	the scope and quality of the audit work performed;

	iii)	the adequacy of the Company’s financial and auditing personnel;

	iv)	the co-operation received from the Company’s personnel during the audit;

	v)	the internal resources used;

	vi)	any significant transactions outside of the normal business of the Company;

	vii)	any significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles and management systems;

	viii)	the quality, acceptability and integrity of the Company’s accounting policies and principles;

	ix)	the non-audit services provided by the external auditors;

	x)	the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

	xi)	the management letter and management’s response to the external auditor’s findings and recommendations.

and report to the Board in respect of the foregoing and on such other matters as they consider necessary;

e)

to implement structures and procedures to ensure that the Committee meets with the external auditors on a regular basis in the absence of management in order to review any difficulties encountered by the external auditors in carrying out the audit and to resolve disagreements between the external auditors and management; and

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f)	to pre-approve the retention of the external auditor for any non-audit service and the fee for such service.

The Committee may satisfy the pre-approval requirement in subsection (f) if:

i)

the aggregate amount of all the non-audit services that were not pre-approved constitutes no more than five per cent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the services are provided;

ii)	the services were not recognized by the Company at the time of the engagement to be non-audit services; and

iii)

the services are promptly brought to the attention of the Committee and are approved, prior to the completion of the audit, by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The Committee may delegate to one or more independent members the authority to pre-approve non-audit services provided that the pre-approval of non-audit services by any member to whom authority has been delegated must be presented to the full Committee at its first scheduled meeting following such pre-approval.

Approved: February 27, 2012

Amended and restated: October 23, 2012, with effect from December 1, 2012

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APPENDIX A

AUDIT COMMITTEE CALENDAR OF ACTIVITIES

Agenda Item	Q1	Q2	Q3	Q4
Approve minutes of last meeting	X	X	X	X
Public Filings, Policies and Procedures
Receive a report on:	X	X	X	X
• results for the applicable period with variances
from budget and projections
• critical accounting policies, significant estimates,
alternative treatments of financial information and
material communication between management
and external auditor
• any changes in accounting policies, trends or
practises or financial reporting requirements that
may affect the financial statements
• the (i) tax assessments, changes or other tax
issues; and (ii) any material pending or
threatened litigation, claims and assessments
that could have a material impact on the
Company’s financial position
• presentation, impact of or changes to significant
risks and uncertainties
• any actual or potential breaches of debt
covenants
Review issues relating to and accounting for:	X	X	X	X
• asset retirement obligations
• derivatives (including options)
• inventory valuation
• impairments
Review any correspondence from securities regulators or other agencies regarding financial reporting or accounting policies	X	X	X	X
Review financial statement certification process and disclosure controls and procedures.	X	X	X	X

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Agenda Item	Q1	Q2	Q3	Q4
Review the annual financial statements and the auditor’s report thereon and related MD&A and press release and recommend approval of such documents to the Board.	X
Review the annual information form and annual report on Form 10-K and other annual public information documents and produce the audit committee report required to be included in the Company's management information circular	X
Review interim financial statements and MD&A and the auditor’s report thereon and recommend approval of the interim financial statements and MD&A to the Board.		X	X	X
Internal Controls and Risk Management Systems
Review any reports under the Whistleblowing Policy	X	X	X	X
Review any new appointments to senior positions with financial reporting responsibilities.	X	X	X	X
Review adequacy of financial and accounting staff	X	X	X	X
Review hedging and credit programs and policies	X	X	X	X
Review external auditor’s significant audit findings and management’s responses to suggestions made	X
Obtain assurance from the external auditor regarding the overall control environment and the adequacy of accounting system controls.	X
Receive report on risk assessment and risk management				X
Review insurance programs				X
Review compliance under the Code of Business Ethics				X
External Auditors
Receive report on audit/interim reviews from external auditor	X	X	X	X
Discuss in private with the external auditor matters affecting the conduct of their audit, interim reviews and other corporate matters.	X	X	X	X

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Agenda Item	Q1	Q2	Q3	Q4
Review and approve engagement of the external auditor for non-audit services.	X	X	X	X
Approve the engagement of the external auditor for the interim reviews and related fees	X
Approve the appointment of the external auditor for approval by the shareholders (subject to ratification by the shareholders of the Company)	X
Assess independence of external auditor. Ensure rotation of lead or coordinating audit partner having primary responsibility for the audit as required by law.				X
Review the audit plan with the external auditor and recommend the audit fees for approval by the Board				X
Governance Matters
Review key finance polices, as required.	X	X	X	X
Review Audit Committee Terms of Reference.			X
Compliance with Laws and Regulations
Review any instances of fraud or illegal activities	X	X	X	X
Receive report on source deductions and other remittances	X	X	X	X
Review any compliance issues that could impact financial statements	X	X	X	X